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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-1879
Janus Investment Fund
(Exact name of registrant as specified in charter)

151 Detroit Street, Denver, Colorado	80206
(Address of principal executive offices)	(Zip code)
Stephanie Grauerholz,
151 Detroit Street,
Denver, Colorado 80206
(Name and address of agent for service)
Registrant’s telephone number, including area code: 303-333-3863
Date of fiscal year end: 9/30
Date of reporting period: 3/31/15

Item 1 — Reports to Shareholders

semiannual report
March 31, 2015

Janus Balanced Fund

Janus Investment Fund

highlights

•	Portfolio management perspective
•	Investment strategy behind your fund
•	Fund performance, characteristics and holdings

            Janus Balanced Fund

Janus Balanced Fund (unaudited)

FUND SNAPSHOT
We believe a dynamic approach to asset allocation that leverages our bottom-up, fundamental equity and fixed income research will allow us to outperform our peers over time. Our integrated equity and fixed income research team seeks an optimal balance of asset class opportunities across market cycles.
Marc Pinto co-portfolio manager	Gibson Smith co-portfolio manager

PERFORMANCE OVERVIEW

Janus Balanced Fund’s Class T Shares returned 4.69% for the six-month period ended March 31, 2015, compared with a 4.90% return by the Balanced Index, an internally calculated blended benchmark. The Balanced Index is composed of a 55% weighting in the S&P 500 Index, the Fund’s primary benchmark, and a 45% weighting in the Barclays U.S. Aggregate Bond Index, the Fund’s secondary benchmark, which returned 5.93% and 3.43%, respectively.

MARKET ENVIRONMENT

U.S. equities climbed during the period. Strong economic data, including better-than-expected U.S. GDP growth and a declining unemployment rate, were tailwinds for strong gains in the S&P 500 Index early in the period. Although mixed economic reports later in the period signaled that U.S. growth may have slowed, stocks picked up steam again in March when the Federal Reserve (Fed) indicated it would be cautious and gradual with any rate hike.

Treasury rates generally fell across the curve as the timing of the Fed’s rate hike remained uncertain. The market was also impacted by the steep decline in crude oil prices in the first half of the period. This sparked a safe-haven rotation into Treasurys out of fixed income risk assets like high yield. Given the preponderance of high-yield energy debt, the high-yield market stabilized in the second half of the period as oil prices found a range. However, high-yield and investment-grade credit spreads widened overall during the period. In the mortgage-backed securities (MBS) market, bullish technicals created by declining supply were offset by rate volatility, which was bearish as it created uncertainty around mortgage prepayments.

PERFORMANCE DISCUSSION

The Fund, which seeks to provide more consistent returns over time by allocating across the spectrum of fixed income and equity securities, underperformed the Balanced Index, its blended benchmark of the S&P 500 Index (55%) and the Barclays U.S. Aggregate Bond Index (45%). The overall Fund also underperformed its primary benchmark, the S&P 500 Index, but outperformed its secondary benchmark, the Barclays U.S. Aggregate Bond Index.

The equity-to-fixed-income allocation ended the period with an equity weighting of about 58% and fixed income of about 42%. The Fund’s equity asset allocation may vary between 35% and 65% depending on market conditions.

We believe that valuations in equities, while not cheap, are reasonable and that they offer greater risk-adjusted return potential than fixed income securities at this juncture. Adhering strictly to Janus’ philosophy of fundamental, bottom-up investing, the Fund selectively bought stocks that met our criteria of under-recognized but improving fundamentals.

The Fund’s equity sleeve outperformed its benchmark, the S&P 500 Index. Sector contributors on a relative basis were led by financials, followed by energy and health care. Stock selection drove the outperformance of the financials and health care sectors. Our underweight in energy helped drive the sector’s relative outperformance, which reflects our view that what a portfolio doesn’t own is as important as what it does.

Greater regulation of financial companies has created headwinds for the sector’s profit growth, particularly for banks, and this has created fewer investment opportunities in financial stocks, in our view. Thus, we tend to favor more diversified financial services companies. One of them, Blackstone Group, was one of the equity sleeve’s three top performers.

Blackstone’s stock rose after reporting earnings that exceeded expectations. We continue to like the company, and Blackstone remains a relatively large position size in the sleeve overall. We think the company is a best-in-class alternatives manager, and also like the company for its high dividend yield.

Looking at the equity sleeve more broadly, health insurer Aetna and airline United Continental Holdings were also top performing stocks.

Janus Investment Fund | 1

Janus Balanced Fund (unaudited)

Aetna benefited from a combination of favorable cost trends and generally solid membership growth. Though we continue to believe these fundamentals will drive the company’s prospects, we are also mindful of increasing competition in its small group business and uncertainty around the impact of public and private health exchanges. We trimmed our position in the stock.

United Continental Holdings’ stock rose amid optimism that the airline company’s profits will benefit from lower oil prices as it has limited hedging. We also believe that the business still has material cost-cutting opportunities from the 2010 merger between UAL and Continental, which formed the company. The Fund added to this position during the period.

On a sector basis, materials, consumer discretionary and consumer staples were the top detractors due to stock selection.

The materials sector’s performance was weakened by one stock in particular, LyondellBasell. The stock of the chemicals maker declined in the period amid investor concern that declining oil prices would also pressure its ethylene prices. Moreover, weaker-than-expected quarterly earnings and a union strike impacted the company’s performance during the period. We trimmed our position.

Enterprise Products Partners, an energy pipeline firm, was also a drag on performance. The stock of the firm declined amid concerns that lower crude oil prices would weaken its business. Weaker-than-expected quarterly earnings and concerns about the continued increase in crude oil reserves impacted the stock later in the period. However, we believe that their diversified operations continue to make the stock a solid core energy holding. We added to our position during the period.

Microsoft was also a drag on performance as concerns about a slowing personal computer market weighed on sentiment. Still, we added to our position during the period. We have been encouraged by moves the new CEO is making to de-emphasize the company’s focus on hardware and increase its focus on productivity tools and also its public and private cloud offerings. Microsoft’s cloud-based revenues are growing at a much higher percentage than its total revenue.

The Fund’s fixed income sleeve underperformed its benchmark, the Barclays U.S. Aggregate Bond Index. On an asset class basis, our corporate credit allocation was the largest detractor from relative performance. High-yield and investment-grade corporate credit detracted about equally on a relative basis. Our out-of-index allocation to high-yield credit and our yield curve positioning in investment-grade credit drove underperformance in the asset classes. However, our security selection in high-yield credit was additive on a relative basis.

Spread carry, a measure of excess income generated by the Fund’s securities, also helped offset the underperformance in corporate credit. This is due to the Fund’s exposure to the “crossover” section of the credit market. This section includes the lowest-rated investment-grade credit and highest-rated high-yield credit. We believe this area holds many credits with the potential to be upgraded by rating agencies while balance sheet improvements by the issuing companies have yet to be recognized by the market.

On a credit sector basis, electric utilities and independent and midstream energy were the largest relative detractors. Though we continued to reduce our exposure to the energy sector opportunistically during the period, certain energy credits like California Resources and Continental Resources were a drag on relative performance. These have since been sold.

The Fund’s banking sector exposure was additive on a relative basis.

On an asset class basis, the Fund’s Treasury allocation was the largest relative contributor to performance due to yield curve positioning. We were longer duration (a measure of interest rate sensitivity) in this sector versus the index at times during the period when longer-dated Treasurys rallied. The Fund’s slightly longer overall duration versus the benchmark was additive on a relative basis.

Our MBS allocation, which we typically hold as a portfolio ballast, was also additive to performance on a relative basis. Yield curve positioning helped drive outperformance. Low and volatile rates threatened to create refinancing opportunities, and thus, sparked concern over mortgage prepayments (which deprive investors of expected interest payments). As this environment typically works against MBS in general, we were underweight the sector versus the benchmark, and that underweight also aided outperformance.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for derivatives used by the Fund.

OUTLOOK

While equity valuations are approaching the higher end of historical averages, we do not find them unreasonable in the context of the current market and economic environment. Moreover, on a risk-adjusted return basis, we

2 | MARCH 31, 2015

(unaudited)

continue to believe that there are more opportunities in equities than in fixed income, so the Fund will continue with its equities overweight.

A low interest rate environment is favorable for equities. While the Fed could raise its benchmark rate before the end of 2015, it has also indicated the move will be gradual and dependent on clear signs the economy is improving. A rising rate environment that is backed by a strengthening economy should provide a constructive backdrop for equity markets.

Though it appears that U.S. economic growth softened at the start of 2015, we believe that the economy could gather momentum as the year progresses. The housing market is improving; hiring trends generally remain solid and there are even some signs of wage growth. Those factors, coupled with lower energy prices, should encourage further consumer spending. That undergirds our overweight of the consumer discretionary sector.

We also continue to be overweight the health care sector amid that sector’s broad-based productivity improvements, which are enabling quicker drug discovery. Moreover, we believe the sector will continue to benefit from merger and acquisition trends.

Within the fixed income sleeve, we are maintaining the defensive portfolio positioning that we assumed at the end of 2014. We think a more defensive fixed income sleeve is appropriate given the Fund’s larger equity weighting. It’s also in response to increased volatility in the fixed income market driven by uncertainty about the timing of the Fed’s expected rate hike.

Amid higher rate volatility, managing duration risk will be key, in our view. To that end, we are keeping our Treasury weighting generally in line with that of the benchmark’s as we use Treasurys mostly to manage duration and for capital preservation. This positioning allows us to be nimble with our Treasury weighting and to toggle the Fund’s overall duration slightly above or slightly below that of the benchmark’s.

While we are overweight in corporate credit, the allocation is at its lowest since late 2008, during the financial crisis. The reduced allocation reflects our belief that there are fewer opportunities and more downside risk in the asset class due to historically tight credit spreads, rising corporate leverage and illiquidity, especially in the high-yield market. In a market that is already suffering from lower liquidity and rate volatility, we are generally avoiding longer duration credit as it’s the most rate sensitive and tends to be the least liquid.

Our credit allocation is focused on “best ideas,” such as debt of firms which are decreasing leverage amid what we believe to be improving financial prospects. In retail, we are focused on companies with greater domestic exposure that we believe are less vulnerable to the economic slowdown abroad. Moreover, we remain overweight the banking sector, which continues to bolster its capital base amid regulatory requirements.

We are also maintaining our underweight in MBS. MBS tends to underperform in volatile rate environments, especially if new rate lows are reached, which can lead to higher prepayments and more cash flow uncertainty for the investor. We do not think MBS spreads are compensating us enough to hold a larger weighting.

It’s important to note that the market’s volatility could also create investment opportunities, and we believe that our defensive positioning gives us the flexibility to take advantage of them. However, no matter the market environment, our main focus always will be risk-adjusted returns and capital preservation, the two primary traits that we believe any fixed income portfolio should have.

Thank you for your continued investment in Janus Balanced Fund.

Janus Investment Fund | 3

Janus Balanced Fund (unaudited)

Janus Balanced Fund At A Glance

5 Top Performers – Equity Holdings

Contribution

Blackstone Group LP	0.83%
Aetna, Inc.	0.74%
United Continental Holdings, Inc.	0.71%
TE Connectivity, Ltd. (U.S. Shares)	0.67%
Boeing Co.	0.58%

5 Bottom Performers – Equity Holdings

Contribution

LyondellBasell Industries NV – Class A	–0.80%
Enterprise Products Partners LP	–0.49%
Microsoft Corp.	–0.30%
Mattel, Inc.	–0.29%
Precision Castparts Corp.	–0.28%

5 Top Performers – Sectors*

		Fund Weighting	S&P 500®
	Fund Contribution	(Average % of Equity)	Index Weighting

Financials	0.85%	12.85%	16.33%
Energy	0.77%	5.25%	8.54%
Health Care	0.54%	17.40%	14.50%
Industrials	0.50%	15.68%	10.36%
Telecommunication Services	0.19%	0.31%	2.35%

5 Bottom Performers – Sectors*

		Fund Weighting	S&P 500®
	Fund Contribution	(Average % of Equity)	Index Weighting

Materials	–1.01%	6.56%	3.25%
Consumer Discretionary	–0.81%	17.43%	12.03%
Consumer Staples	–0.66%	5.61%	9.81%
Other**	–0.29%	1.41%	0.00%
Utilities	–0.04%	0.00%	3.16%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

4 | MARCH 31, 2015

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of March 31, 2015

Apple, Inc. Technology Hardware, Storage & Peripherals	3.1%
MasterCard, Inc. – Class A Information Technology Services	2.4%
Blackstone Group LP Capital Markets	2.1%
EI du Pont de Nemours & Co. Chemicals	1.9%
NIKE, Inc. – Class B Textiles, Apparel & Luxury Goods	1.7%

11.2%

Asset Allocation – (% of Net Assets)
As of March 31, 2015

Top Country Allocations – Long Positions (% of Investment Securities)
As of March 31, 2015

As of September 30, 2014

Janus Investment Fund | 5

Janus Balanced Fund (unaudited)

Performance

						Expense Ratios –
Average Annual Total Return – for the periods ended March 31, 2015						per the January 28, 2015 prospectuses
	Fiscal	One	Five	Ten	Since	Total Annual Fund
	Year-to-Date	Year	Year	Year	Inception*	Operating Expenses

Janus Balanced Fund – Class A Shares
NAV	4.64%	8.47%	9.27%	8.49%	10.00%	0.95%
MOP	–1.39%	2.24%	7.98%	7.85%	9.71%

Janus Balanced Fund – Class C Shares
NAV	4.27%	7.65%	8.47%	7.71%	9.33%	1.68%
CDSC	3.28%	6.65%	8.47%	7.71%	9.33%

Janus Balanced Fund – Class D Shares(1)	4.76%	8.69%	9.51%	8.63%	10.07%	0.73%

Janus Balanced Fund – Class I Shares	4.77%	8.73%	9.58%	8.58%	10.04%	0.64%

Janus Balanced Fund – Class N Shares	4.85%	8.85%	9.40%	8.58%	10.04%	0.58%

Janus Balanced Fund – Class R Shares	4.45%	8.04%	8.85%	8.03%	9.62%	1.33%

Janus Balanced Fund – Class S Shares	4.56%	8.29%	9.12%	8.30%	9.84%	1.08%

Janus Balanced Fund – Class T Shares	4.69%	8.57%	9.40%	8.58%	10.04%	0.83%

S&P 500® Index	5.93%	12.73%	14.47%	8.01%	9.52%

Barclays U.S. Aggregate Bond Index	3.43%	5.72%	4.41%	4.93%	5.90%

Balanced Index	4.90%	9.65%	10.10%	6.87%	8.19%

Morningstar Quartile – Class T Shares	–	1st	2nd	1st	1st

Morningstar Ranking – based on total return for Moderate Allocation Funds	–	143/940	307/772	28/602	20/234

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

See important disclosures on the next page.

6 | MARCH 31, 2015

(unaudited)

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Fixed income securities are subject to interest rate, inflation, credit and default risk. The bond market is volatile. As interest rates rise, bond prices usually fall, and vice versa. The return of principal is not guaranteed, and prices may decline if an issuer fails to make timely payments or its credit strength weakens.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares commenced operations on May 31, 2012. Performance shown for periods prior to May 31, 2012, reflects the performance of the Fund’s Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2015 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An Index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*	The Fund’s inception date – September 1, 1992
(1)	Closed to new investors.

Janus Investment Fund | 7

Janus Balanced Fund (unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(10/1/14)	(3/31/15)	(10/1/14 - 3/31/15)†	(10/1/14)	(3/31/15)	(10/1/14 - 3/31/15)†	(10/1/14 - 3/31/15)

Class A Shares	$1,000.00	$1,046.40	$4.74	$1,000.00	$1,020.29	$4.68	0.93%

Class C Shares	$1,000.00	$1,042.70	$8.45	$1,000.00	$1,016.65	$8.35	1.66%

Class D Shares	$1,000.00	$1,047.60	$3.73	$1,000.00	$1,021.29	$3.68	0.73%

Class I Shares	$1,000.00	$1,047.70	$3.32	$1,000.00	$1,021.69	$3.28	0.65%

Class N Shares	$1,000.00	$1,048.50	$2.91	$1,000.00	$1,022.09	$2.87	0.57%

Class R Shares	$1,000.00	$1,044.50	$6.73	$1,000.00	$1,018.35	$6.64	1.32%

Class S Shares	$1,000.00	$1,045.60	$5.46	$1,000.00	$1,019.60	$5.39	1.07%

Class T Shares	$1,000.00	$1,046.90	$4.18	$1,000.00	$1,020.84	$4.13	0.82%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

8 | MARCH 31, 2015

Janus Balanced Fund

Schedule of Investments (unaudited)

As of March 31, 2015

Shares or Principal Amount		Value
Asset-Backed/Commercial Mortgage-Backed Securities – 2.5%
$9,890,000	AmeriCredit Automobile Receivables Trust 2012-4 2.6800%, 10/9/18	$9,987,684
3,875,000	AmeriCredit Automobile Receivables Trust 2012-4 3.8200%, 2/10/20 (144A)	3,971,379
3,217,000	AmeriCredit Automobile Receivables Trust 2013-4 3.3100%, 10/8/19	3,303,299
35,008,000	Applebee’s Funding LLC / IHOP Funding LLC 4.2770%, 9/5/44 (144A)	36,234,890
7,763,000	Aventura Mall Trust 2013-AVM 3.7427%, 12/5/32 (144A),‡	7,759,918
2,620,000	Banc of America Commercial Mortgage Trust 2006-6 5.4210%, 10/10/45	2,715,182
1,834,584	Banc of America Commercial Mortgage Trust 2007-5 5.7720%, 2/10/51‡	1,956,573
5,279,000	Boca Hotel Portfolio Trust 2013-BOCA 3.2245%, 8/15/26 (144A),‡	5,272,760
16,651,990	CKE Restaurant Holdings, Inc. 4.4740%, 3/20/43 (144A)	17,191,997
5,750,042	COMM 2007-C9 Mortgage Trust 5.6500%, 12/10/49‡	6,113,508
803,362	COMM 2007-C9 Mortgage Trust 5.7977%, 12/10/49‡	840,756
17,624,000	Commercial Mortgage Trust 2007-GG11 5.8670%, 12/10/49‡	19,078,526
5,677,000	DB Master Finance LLC 2015-1 3.2620%, 2/20/45 (144A)	5,731,897
10,710,791	Domino’s Pizza Master Issuer LLC 5.2160%, 1/25/42 (144A)	11,136,910
2,418,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2.5738%, 10/25/24‡	2,450,909
2,901,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2.8238%, 10/25/24‡	2,929,357
9,864,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2.3728%, 3/25/25‡	9,877,721
12,565,709	FREMF 2010 K-SCT Mortgage Trust 2.0000%, 1/25/20§	11,223,240
3,875,000	GAHR Commercial Mortgage Trust 2015-NRF 3.3822%, 12/15/19 (144A)	3,833,305
9,415,000	GS Mortgage Securities Corp. II 3.4356%, 12/10/27 (144A),‡	9,015,540
3,856,000	GS Mortgage Securities Corp. Trust 2013-NYC5 3.6490%, 1/10/30 (144A),‡	3,927,621
4,151,000	Hilton USA Trust 2013-HLT 4.4065%, 11/5/30 (144A)	4,272,325
8,020,000	Hilton USA Trust 2013-HLT 5.2216%, 11/5/30 (144A),‡	8,237,799
6,650,000	JP Morgan Chase Commercial Mortgage Securities Trust 2013-JWRZ 3.1645%, 4/15/30 (144A),‡	6,650,293
2,941,000	JP Morgan Chase Commercial Mortgage Securities Trust 2013-JWRZ 3.9145%, 4/15/30 (144A),‡	2,941,497
7,393,000	JP Morgan Chase Commercial Mortgage Securities Trust 2013-WT 2.8044%, 2/16/25 (144A)	7,513,402
6,350,000	JP Morgan Chase Commercial Mortgage Securities Trust 2013-WT 4.8447%, 2/16/25 (144A)	6,654,362
2,672,000	JP Morgan Chase Commercial Mortgage Securities Trust 2014-FBLU 2.7720%, 12/15/28 (144A),‡	2,679,214
2,783,000	JP Morgan Chase Commercial Mortgage Securities Trust 2014-FBLU 3.6720%, 12/15/28 (144A),‡	2,783,100
5,249,000	JP Morgan Chase Commercial Mortgage Securities Trust 2015-COSMO 1.9815%, 1/15/32 (144A),‡	5,255,876
4,577,000	JP Morgan Chase Commercial Mortgage Securities Trust 2015-COSMO 4.1315%, 1/15/32 (144A),‡	4,582,456
11,893,000	LB-UBS Commercial Mortgage Trust 2007-C2 5.4930%, 2/15/40‡	12,577,371
3,763,000	Santander Drive Auto Receivables Trust 2.5200%, 9/17/18	3,790,143
4,047,000	Santander Drive Auto Receivables Trust 2012-5 3.3000%, 9/17/18	4,141,914
4,528,000	Santander Drive Auto Receivables Trust 2013-4 4.6700%, 1/15/20 (144A)	4,731,765
6,087,000	Santander Drive Auto Receivables Trust 2015-1 3.2400%, 4/15/21	6,131,392
10,070,000	Starwood Retail Property Trust 2014-STAR 3.4220%, 11/15/27 (144A),‡	10,115,869
5,338,000	Starwood Retail Property Trust 2014-STAR 4.3220%, 11/15/27 (144A),‡	5,361,535
15,814,000	Wachovia Bank Commercial Mortgage Trust Series 2007-C30 5.3830%, 12/15/43	16,771,285
725,792	Wachovia Bank Commercial Mortgage Trust Series 2007-C31 5.5910%, 4/15/47‡	774,959
13,666,621	Wachovia Bank Commercial Mortgage Trust Series 2007-C31 5.6600%, 4/15/47‡	14,242,765
4,758,526	Wachovia Bank Commercial Mortgage Trust Series 2007-C33 5.9635%, 2/15/51‡	5,018,275

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund | 9

Janus Balanced Fund

Schedule of Investments (unaudited)

As of March 31, 2015

Shares or Principal Amount		Value
$3,115,000	Wells Fargo Commercial Mortgage Trust 2014-TISH 2.9062%, 1/15/27 (144A),‡	$3,089,949
4,304,000	Wells Fargo Commercial Mortgage Trust 2014-TISH 2.4062%, 2/15/27 (144A),‡	4,312,191
1,557,000	Wells Fargo Commercial Mortgage Trust 2014-TISH 3.4062%, 2/15/27 (144A),‡	1,553,126

Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $316,341,340)		318,735,835
Bank Loans and Mezzanine Loans – 0.5%
Communications – 0.1%
9,950,529	Tribune Media Co. 4.0000%, 12/27/20‡	9,953,017
Consumer Non-Cyclical – 0.1%
2,501,338	CHS/Community Health Systems, Inc. 4.2500%, 1/27/21‡	2,512,969
10,997,910	IMS Health, Inc. 3.5000%, 3/17/21‡	10,949,079
6,546,265	Quintiles Transnational Corp. 3.7500%, 6/8/18‡	6,558,572

		20,020,620
Technology – 0.3%
38,832,351	Avago Technologies Cayman, Ltd. 3.7500%, 5/6/21‡	38,888,270

Total Bank Loans and Mezzanine Loans (cost $68,818,928)		68,861,907
Common Stocks – 57.5%
Aerospace & Defense – 4.2%
1,508,442	Boeing Co.	226,386,975
1,527,586	Honeywell International, Inc.	159,342,496
792,593	Precision Castparts Corp.	166,444,530

		552,174,001
Airlines – 1.2%
2,260,072	United Continental Holdings, Inc.*	151,989,842
Automobiles – 1.2%
4,013,273	General Motors Co.	150,497,737
Beverages – 0.4%
1,902,981	Diageo PLC	52,464,045
Biotechnology – 1.9%
1,100,006	Amgen, Inc.	175,835,959
145,450	Regeneron Pharmaceuticals, Inc.*	65,667,766

		241,503,725
Capital Markets – 2.5%
6,893,993	Blackstone Group LP	268,107,388
1,449,758	TD Ameritrade Holding Corp.	54,017,983

		322,125,371
Chemicals – 3.5%
3,443,644	EI du Pont de Nemours & Co.	246,117,236
2,338,891	LyondellBasell Industries NV – Class A	205,354,630

		451,471,866
Commercial Banks – 2.3%
1,848,264	JPMorgan Chase & Co.	111,967,833
4,319,283	U.S. Bancorp	188,623,089

		300,590,922
Consumer Finance – 0.6%
1,087,914	American Express Co.	84,987,842
Diversified Financial Services – 0.6%
873,265	CME Group, Inc.	82,706,928
Diversified Telecommunication Services – 0.2%
474,757	Verizon Communications, Inc.	23,087,433
Electronic Equipment, Instruments & Components – 1.1%
2,064,250	TE Connectivity, Ltd. (U.S. Shares)	147,841,585
Food Products – 0.5%
588,824	Hershey Co.	59,418,230
Health Care Equipment & Supplies – 0.8%
2,329,379	Abbott Laboratories	107,920,129
Health Care Providers & Services – 0.9%
1,099,222	Aetna, Inc.	117,100,120
Hotels, Restaurants & Leisure – 2.3%
2,877,321	Las Vegas Sands Corp.	158,367,748
941,894	Six Flags Entertainment Corp.	45,597,089
1,092,767	Starwood Hotels & Resorts Worldwide, Inc.	91,246,044

		295,210,881
Industrial Conglomerates – 0.7%
577,081	3M Co.	95,189,511
Information Technology Services – 2.8%
663,109	Automatic Data Processing, Inc.	56,788,655
3,629,276	MasterCard, Inc. – Class A	313,533,153

		370,321,808
Insurance – 0.9%
4,740,465	Prudential PLC	117,358,717
Internet & Catalog Retail – 1.1%
121,159	Priceline Group, Inc.*	141,047,250
Internet Software & Services – 1.7%
454,996	Alibaba Group Holding, Ltd. (ADR)*	37,873,867
327,506	Google, Inc. – Class C*	179,473,288

		217,347,155
Leisure Products – 0.4%
2,264,465	Mattel, Inc.	51,743,025
Machinery – 0.5%
943,820	Dover Corp.	65,236,838
Media – 1.4%
1,652,716	CBS Corp. – Class B	100,204,171
547,666	Time Warner Cable, Inc.	82,084,180

		182,288,351
Oil, Gas & Consumable Fuels – 2.8%
1,251,429	Chevron Corp.	131,375,016
5,264,697	Enterprise Products Partners LP	173,366,472
2,373,243	Marathon Oil Corp.	61,965,375

		366,706,863
Pharmaceuticals – 7.8%
3,776,358	AbbVie, Inc.	221,067,997
694,877	Actavis PLC*	206,809,293
2,418,876	Bristol-Myers Squibb Co.	156,017,502
1,502,973	Eli Lilly & Co.	109,190,988

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10 | MARCH 31, 2015

Schedule of Investments (unaudited)

As of March 31, 2015

Shares or Principal Amount		Value
Pharmaceuticals – (continued)
$1,992,716	Endo International PLC*	$178,746,625
1,407,776	Johnson & Johnson	141,622,266

		1,013,454,671
Professional Services – 0.4%
349,463	Towers Watson & Co. – Class A	46,193,767
Real Estate Investment Trusts (REITs) – 0.3%
1,311,317	Outfront Media, Inc.	39,234,605
Real Estate Management & Development – 0.5%
61,628,705	Colony American Homes Holdings III LP*,§	70,873,011
Road & Rail – 1.6%
1,983,359	Union Pacific Corp.	214,817,613
Software – 1.7%
5,388,214	Microsoft Corp.	219,057,840
Specialty Retail – 1.6%
1,839,602	Home Depot, Inc.	208,997,183
Technology Hardware, Storage & Peripherals – 3.7%
3,265,974	Apple, Inc.	406,385,145
1,340,094	Seagate Technology PLC	69,725,091

		476,110,236
Textiles, Apparel & Luxury Goods – 1.7%
2,266,972	NIKE, Inc. – Class B	227,445,301
Tobacco – 1.7%
2,360,922	Altria Group, Inc.	118,093,319
1,333,295	Philip Morris International, Inc.	100,437,112

		218,530,431

Total Common Stocks (cost $5,378,326,910)		7,483,044,833
Corporate Bonds – 16.2%
Asset-Backed Securities – 0.1%
$11,547,000	American Tower Trust I 1.5510%, 3/15/18 (144A)	11,524,021
Banking – 2.5%
2,155,000	Ally Financial, Inc. 8.0000%, 12/31/18	2,435,150
6,079,000	Ally Financial, Inc. 8.0000%, 3/15/20	7,249,208
12,207,000	Ally Financial, Inc. 4.1250%, 3/30/20	12,130,706
6,017,000	Ally Financial, Inc. 7.5000%, 9/15/20	7,047,411
12,979,000	American Express Co. 6.8000%, 9/1/66‡	13,630,546
6,352,000	American Express Credit Corp. 1.7500%, 6/12/15	6,364,876
4,959,000	Bank of America Corp. 1.5000%, 10/9/15	4,980,051
11,017,000	Bank of America Corp. 8.0000%µ	11,774,419
19,294,000	Citigroup, Inc. 5.8000%µ	19,342,235
4,346,000	Discover Financial Services 3.9500%, 11/6/24	4,469,457
9,129,000	Discover Financial Services 3.7500%, 3/4/25	9,195,979
20,507,000	Goldman Sachs Capital I 6.3450%, 2/15/34	25,555,926
4,456,000	Goldman Sachs Group, Inc. 5.6250%, 1/15/17	4,778,089
11,598,000	Intesa Sanpaolo SpA 5.0170%, 6/26/24 (144A)	11,870,437
19,227,000	Morgan Stanley 1.8750%, 1/5/18	19,358,551
11,582,000	Morgan Stanley 5.5500%µ	11,697,820
2,828,000	Royal Bank of Scotland Group PLC 2.5500%, 9/18/15	2,848,630
20,780,000	Royal Bank of Scotland Group PLC 6.1000%, 6/10/23	23,108,544
15,591,000	Royal Bank of Scotland Group PLC 6.0000%, 12/19/23	17,342,524
31,340,000	Royal Bank of Scotland Group PLC 5.1250%, 5/28/24	32,879,139
28,659,000	Santander UK PLC 5.0000%, 11/7/23 (144A)	30,861,931
12,001,000	SVB Financial Group 5.3750%, 9/15/20	13,657,810
13,416,000	Synchrony Financial 3.0000%, 8/15/19	13,707,221
6,441,000	Synchrony Financial 4.2500%, 8/15/24	6,736,017
17,863,000	Zions Bancorporation 5.8000%µ	17,085,960

		330,108,637
Basic Industry – 0.8%
15,959,000	Albemarle Corp. 4.1500%, 12/1/24	16,551,478
13,119,000	Albemarle Corp. 5.4500%, 12/1/44	14,149,406
6,413,000	Ashland, Inc. 3.8750%, 4/15/18	6,573,325
8,277,000	Ashland, Inc. 6.8750%, 5/15/43	8,939,160
19,249,000	Georgia-Pacific LLC 3.1630%, 11/15/21 (144A)	19,731,611
9,700,000	Georgia-Pacific LLC 3.6000%, 3/1/25 (144A)	9,943,596
13,848,000	LyondellBasell Industries NV 4.6250%, 2/26/55	13,789,257
9,897,000	Reliance Steel & Aluminum Co. 4.5000%, 4/15/23	9,998,127
8,735,000	Rockwood Specialties Group, Inc. 4.6250%, 10/15/20	9,095,319

		108,771,279
Brokerage – 1.7%
16,979,000	Ameriprise Financial, Inc. 7.5180%, 6/1/66‡	17,779,050
6,929,000	Carlyle Holdings Finance LLC 3.8750%, 2/1/23 (144A)	7,172,721
7,811,000	Charles Schwab Corp. 3.0000%, 3/10/25	7,900,147
10,581,000	Charles Schwab Corp. 7.0000%µ	12,485,580
12,710,000	E*TRADE Financial Corp. 5.3750%, 11/15/22	13,409,050
17,020,000	E*TRADE Financial Corp. 4.6250%, 9/15/23	17,317,850

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund | 11

Janus Balanced Fund

Schedule of Investments (unaudited)

As of March 31, 2015

Shares or Principal Amount		Value
Brokerage – (continued)
$584,000	Lazard Group LLC 6.8500%, 6/15/17	$648,802
13,313,000	Lazard Group LLC 4.2500%, 11/14/20	14,227,989
20,791,000	Neuberger Berman Group LLC / Neuberger Berman Finance Corp. 5.6250%, 3/15/20 (144A)	21,674,617
11,923,000	Neuberger Berman Group LLC / Neuberger Berman Finance Corp. 5.8750%, 3/15/22 (144A)	12,727,803
15,749,000	Raymond James Financial, Inc. 4.2500%, 4/15/16	16,352,864
29,726,000	Raymond James Financial, Inc. 5.6250%, 4/1/24	34,363,732
9,001,000	Stifel Financial Corp. 4.2500%, 7/18/24	9,188,176
10,821,000	TD Ameritrade Holding Corp. 2.9500%, 4/1/22	11,002,111
22,577,000	TD Ameritrade Holding Corp. 3.6250%, 4/1/25	23,636,335

		219,886,827
Capital Goods – 0.7%
6,818,000	CNH Industrial Capital LLC 3.6250%, 4/15/18	6,835,045
9,471,000	Exelis, Inc. 4.2500%, 10/1/16	9,765,093
4,279,000	Exelis, Inc. 5.5500%, 10/1/21	4,726,117
11,790,000	FLIR Systems, Inc. 3.7500%, 9/1/16	12,149,371
10,940,000	Hanson, Ltd. 6.1250%, 8/15/16	11,514,350
6,364,000	Martin Marietta Materials, Inc. 4.2500%, 7/2/24	6,672,100
4,642,000	Owens Corning 4.2000%, 12/1/24	4,787,123
7,735,000	Vulcan Materials Co. 7.0000%, 6/15/18	8,798,563
4,281,000	Vulcan Materials Co. 7.5000%, 6/15/21	5,137,200
19,671,000	Vulcan Materials Co. 4.5000%, 4/1/25	19,966,065

		90,351,027
Communications – 0.3%
5,155,000	Nielsen Finance LLC / Nielsen Finance Co. 4.5000%, 10/1/20	5,245,212
6,429,000	SBA Tower Trust 2.9330%, 12/15/17 (144A)	6,505,499
9,707,000	Sprint Corp. 7.2500%, 9/15/21	9,755,535
12,622,000	UBM PLC 5.7500%, 11/3/20 (144A)	13,944,344

		35,450,590
Consumer Cyclical – 1.3%
18,486,000	Brinker International, Inc. 3.8750%, 5/15/23	18,492,803
2,587,000	Continental Rubber of America Corp. 4.5000%, 9/15/19 (144A)	2,669,256
4,115,000	DR Horton, Inc. 4.7500%, 5/15/17	4,300,175
8,899,000	DR Horton, Inc. 3.7500%, 3/1/19	9,010,238
19,627,000	General Motors Co. 3.5000%, 10/2/18	20,109,039
50,513,000	General Motors Co. 4.8750%, 10/2/23	54,691,132
6,429,000	General Motors Co. 6.2500%, 10/2/43	7,875,924
4,763,000	General Motors Financial Co., Inc. 3.2500%, 5/15/18	4,852,306
2,643,000	General Motors Financial Co., Inc. 4.2500%, 5/15/23	2,738,042
6,057,000	Macy’s Retail Holdings, Inc. 5.9000%, 12/1/16	6,533,771
10,157,000	MDC Holdings, Inc. 5.5000%, 1/15/24	9,903,075
8,730,000	Schaeffler Finance BV 4.2500%, 5/15/21 (144A)	8,686,350
3,692,000	Toll Brothers Finance Corp. 4.0000%, 12/31/18	3,793,530
3,368,000	Toll Brothers Finance Corp. 5.8750%, 2/15/22	3,696,380
1,885,000	Toll Brothers Finance Corp. 4.3750%, 4/15/23	1,903,850
5,887,000	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. 4.2500%, 5/30/23 (144A)	5,622,085

		164,877,956
Consumer Non-Cyclical – 2.0%
1,124,000	Actavis Funding SCS 2.4500%, 6/15/19	1,128,625
16,439,000	Actavis Funding SCS 3.0000%, 3/12/20	16,818,494
3,320,000	Actavis Funding SCS 3.8500%, 6/15/24	3,429,357
18,993,000	Actavis Funding SCS 3.8000%, 3/15/25	19,601,346
8,961,000	Actavis Funding SCS 4.5500%, 3/15/35	9,340,212
2,951,000	Actavis Funding SCS 4.8500%, 6/15/44	3,134,419
6,720,000	Actavis Funding SCS 4.7500%, 3/15/45	7,142,392
10,940,000	Becton Dickinson and Co. 1.8000%, 12/15/17	11,023,822
15,608,000	Fresenius Medical Care US Finance II, Inc. 5.8750%, 1/31/22 (144A)	17,168,800
6,455,000	HCA, Inc. 3.7500%, 3/15/19	6,541,755
4,301,000	JM Smucker Co. 3.5000%, 3/15/25 (144A)	4,421,484
12,400,000	Laboratory Corp. of America Holdings 3.2000%, 2/1/22	12,553,252
12,381,000	Laboratory Corp. of America Holdings 3.6000%, 2/1/25	12,431,527
8,204,000	Life Technologies Corp. 6.0000%, 3/1/20	9,474,742

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12 | MARCH 31, 2015

Schedule of Investments (unaudited)

As of March 31, 2015

Shares or Principal Amount		Value
Consumer Non-Cyclical – (continued)
$2,859,000	Life Technologies Corp. 5.0000%, 1/15/21	$3,192,883
5,017,000	Omnicare, Inc. 4.7500%, 12/1/22	5,180,053
6,635,000	Omnicare, Inc. 5.0000%, 12/1/24	6,933,575
1,831,000	Smithfield Foods, Inc. 5.2500%, 8/1/18 (144A)	1,872,198
5,965,000	Thermo Fisher Scientific, Inc. 3.3000%, 2/15/22	6,116,320
8,642,000	Tyson Foods, Inc. 6.6000%, 4/1/16	9,116,498
6,793,000	VRX Escrow Corp. 5.8750%, 5/15/23 (144A)	6,962,825
6,793,000	VRX Escrow Corp. 6.1250%, 4/15/25 (144A)	7,030,755
19,820,000	Wm Wrigley Jr Co. 2.4000%, 10/21/18 (144A)	20,175,174
19,803,000	Wm Wrigley Jr Co. 3.3750%, 10/21/20 (144A)	20,751,326
12,344,000	Zimmer Holdings, Inc. 2.7000%, 4/1/20	12,516,149
14,589,000	Zimmer Holdings, Inc. 3.1500%, 4/1/22	14,765,571
16,810,000	Zimmer Holdings, Inc. 3.5500%, 4/1/25	17,158,673

		265,982,227
Electric – 0.2%
5,997,000	IPALCO Enterprises, Inc. 5.0000%, 5/1/18	6,356,820
7,835,000	PPL WEM Holdings, Ltd. 3.9000%, 5/1/16 (144A)	8,052,116
9,195,000	PPL WEM Holdings, Ltd. 5.3750%, 5/1/21 (144A)	10,582,764

		24,991,700
Energy – 2.4%
16,117,000	Chesapeake Energy Corp. 5.3750%, 6/15/21	15,633,490
21,409,000	Chesapeake Energy Corp. 4.8750%, 4/15/22	20,070,938
8,716,000	Chevron Corp. 1.3450%, 11/15/17	8,787,062
21,239,000	Cimarex Energy Co. 5.8750%, 5/1/22	22,619,535
15,278,000	Cimarex Energy Co. 4.3750%, 6/1/24	15,163,415
16,509,000	DCP Midstream Operating LP 4.9500%, 4/1/22	16,072,634
8,671,000	DCP Midstream Operating LP 3.8750%, 3/15/23	7,805,452
7,738,000	DCP Midstream Operating LP 5.6000%, 4/1/44	6,648,273
9,861,000	Devon Energy Corp. 2.2500%, 12/15/18	9,955,360
6,106,000	Energy Transfer Partners LP 4.1500%, 10/1/20	6,410,170
8,913,000	EnLink Midstream Partners LP 4.4000%, 4/1/24	9,369,141
6,889,000	EnLink Midstream Partners LP 5.6000%, 4/1/44	7,638,482
5,849,000	Forum Energy Technologies, Inc. 6.2500%, 10/1/21	5,483,438
2,556,000	Frontier Oil Corp. 6.8750%, 11/15/18	2,632,680
8,424,000	Helmerich & Payne International Drilling Co. 4.6500%, 3/15/25 (144A)	8,724,012
5,657,000	Kinder Morgan Energy Partners LP 5.0000%, 10/1/21	6,068,173
5,940,000	Kinder Morgan Energy Partners LP 4.3000%, 5/1/24	6,047,425
597,000	Kinder Morgan, Inc. 6.5000%, 9/15/20	691,123
6,696,000	Kinder Morgan, Inc. 7.7500%, 1/15/32	8,241,075
8,770,000	Motiva Enterprises LLC 5.7500%, 1/15/20 (144A)	9,701,453
14,847,000	Nabors Industries, Inc. 5.0000%, 9/15/20	14,785,964
12,532,000	NGL Energy Partners LP / NGL Energy Finance Corp. 5.1250%, 7/15/19	12,281,360
23,685,000	Oceaneering International, Inc. 4.6500%, 11/15/24	23,946,364
3,510,000	Phillips 66 Partners LP 3.6050%, 2/15/25	3,515,907
11,805,000	Plains All American Pipeline LP / PAA Finance Corp. 3.9500%, 9/15/15	11,967,578
14,313,000	Spectra Energy Partners LP 4.7500%, 3/15/24	15,718,107
10,326,000	Targa Resources Partners LP / Targa Resources Partners Finance Corp. 4.1250%, 11/15/19 (144A)	10,274,370
20,110,000	Western Gas Partners LP 5.3750%, 6/1/21	22,222,153
9,373,000	Whiting Petroleum Corp. 5.0000%, 3/15/19	9,208,973

		317,684,107
Finance Companies – 0.6%
25,290,000	CIT Group, Inc. 4.2500%, 8/15/17	25,606,125
19,971,000	CIT Group, Inc. 5.5000%, 2/15/19 (144A)	20,769,840
4,751,000	GE Capital Trust I 6.3750%, 11/15/67‡	5,142,957
4,176,000	General Electric Capital Corp. 6.3750%, 11/15/67‡	4,530,960
16,600,000	General Electric Capital Corp. 6.2500%µ	18,675,000
4,700,000	General Electric Capital Corp. 7.1250%µ	5,516,625

		80,241,507
Financial – 0.3%
13,346,000	Jones Lang LaSalle, Inc. 4.4000%, 11/15/22	14,037,777
23,638,000	LeasePlan Corp. NV 2.5000%, 5/16/18 (144A)	23,904,093

		37,941,870

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund | 13

Janus Balanced Fund

Schedule of Investments (unaudited)

As of March 31, 2015

Shares or Principal Amount		Value
Industrial – 0.1%
$5,422,000	Cintas Corp. No 2 2.8500%, 6/1/16	$5,548,387
5,676,000	Cintas Corp. No 2 4.3000%, 6/1/21	6,182,322

		11,730,709
Insurance – 0.2%
20,170,000	Primerica, Inc. 4.7500%, 7/15/22	22,364,476
8,209,000	Voya Financial, Inc. 5.6500%, 5/15/53‡	8,578,405

		30,942,881
Real Estate Investment Trusts (REITs) – 0.9%
9,416,000	Alexandria Real Estate Equities, Inc. 2.7500%, 1/15/20	9,446,442
16,517,000	Alexandria Real Estate Equities, Inc. 4.6000%, 4/1/22	17,453,712
8,611,000	Alexandria Real Estate Equities, Inc. 4.5000%, 7/30/29	9,090,357
14,712,000	Kennedy-Wilson, Inc. 5.8750%, 4/1/24	14,748,780
7,681,000	Post Apartment Homes LP 4.7500%, 10/15/17	8,243,910
4,313,000	Reckson Operating Partnership LP 6.0000%, 3/31/16	4,513,425
2,472,000	Retail Opportunity Investments Partnership LP 5.0000%, 12/15/23	2,703,302
4,690,000	Retail Opportunity Investments Partnership LP 4.0000%, 12/15/24	4,797,706
3,778,000	Senior Housing Properties Trust 6.7500%, 4/15/20	4,307,434
4,171,000	Senior Housing Properties Trust 6.7500%, 12/15/21	4,851,432
9,167,000	SL Green Realty Corp. 5.0000%, 8/15/18	9,891,074
17,693,000	SL Green Realty Corp. 7.7500%, 3/15/20	21,477,002

		111,524,576
Technology – 1.7%
6,175,000	Autodesk, Inc. 3.6000%, 12/15/22	6,239,658
20,209,000	Cadence Design Systems, Inc. 4.3750%, 10/15/24	20,999,758
2,658,000	Fidelity National Information Services, Inc. 5.0000%, 3/15/22	2,818,331
7,809,000	Fiserv, Inc. 3.1250%, 10/1/15	7,902,255
12,530,000	National Semiconductor Corp. 3.9500%, 4/15/15	12,541,290
4,335,000	Seagate HDD Cayman 4.7500%, 6/1/23	4,556,237
41,410,000	Seagate HDD Cayman 4.7500%, 1/1/25 (144A)	42,879,724
13,629,000	Seagate HDD Cayman 5.7500%, 12/1/34 (144A)	14,567,384
22,274,000	Trimble Navigation, Ltd. 4.7500%, 12/1/24	23,484,235
32,015,000	TSMC Global, Ltd. 1.6250%, 4/3/18 (144A)	31,738,198
7,602,000	Verisk Analytics, Inc. 4.8750%, 1/15/19	8,150,461
28,106,000	Verisk Analytics, Inc. 5.8000%, 5/1/21	32,350,147
7,358,000	Verisk Analytics, Inc. 4.1250%, 9/12/22	7,671,635

		215,899,313
Transportation – 0.4%
2,144,000	Asciano Finance, Ltd. 3.1250%, 9/23/15 (144A)	2,161,898
11,891,000	JB Hunt Transport Services, Inc. 3.3750%, 9/15/15	12,017,651
1,491,000	Penske Truck Leasing Co. LP / PTL Finance Corp. 2.5000%, 3/15/16 (144A)	1,512,590
12,487,000	Penske Truck Leasing Co. LP / PTL Finance Corp. 3.3750%, 3/15/18 (144A)	12,962,767
8,346,000	Penske Truck Leasing Co. LP / PTL Finance Corp. 2.5000%, 6/15/19 (144A)	8,356,958
1,270,000	Penske Truck Leasing Co. LP / PTL Finance Corp. 4.8750%, 7/11/22 (144A)	1,373,956
6,846,000	Penske Truck Leasing Co. LP / PTL Finance Corp. 4.2500%, 1/17/23 (144A)	7,122,092
8,107,000	Southwest Airlines Co. 5.1250%, 3/1/17	8,668,256

		54,176,168

Total Corporate Bonds (cost $2,039,524,468)		2,112,085,395
Mortgage-Backed Securities – 6.4%
	Fannie Mae Pool:
2,000,706	5.5000%, 1/1/25	2,193,458
2,803,768	4.0000%, 6/1/29	2,984,046
6,323,305	4.0000%, 9/1/29	6,729,646
5,153,318	5.0000%, 9/1/29	5,737,011
2,038,607	5.0000%, 1/1/30	2,271,187
1,346,984	5.5000%, 1/1/33	1,534,238
5,664,353	6.0000%, 10/1/35	6,502,236
6,323,150	6.0000%, 12/1/35	7,267,318
1,012,650	6.0000%, 2/1/37	1,173,023
5,505,933	6.0000%, 9/1/37	6,080,897
4,691,970	6.0000%, 10/1/38	5,492,341
1,703,242	7.0000%, 2/1/39	2,045,003
6,503,479	5.5000%, 3/1/40	7,460,182
19,099,786	5.5000%, 4/1/40	21,608,931
1,896,217	4.5000%, 10/1/40	2,105,462
14,453,443	5.0000%, 2/1/41	16,259,739
3,520,234	5.5000%, 2/1/41	4,054,097
3,468,365	5.0000%, 4/1/41	3,902,022
8,267,207	5.0000%, 5/1/41	9,229,959
6,277,155	5.5000%, 5/1/41	7,066,221
10,686,955	5.5000%, 6/1/41	12,066,516
7,428,210	5.0000%, 7/1/41	8,355,667
5,961,609	4.5000%, 8/1/41	6,568,668
9,043,240	5.5000%, 12/1/41	10,240,459
9,757,103	4.0000%, 6/1/42	10,641,425

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14 | MARCH 31, 2015

Schedule of Investments (unaudited)

As of March 31, 2015

Shares or Principal Amount		Value
Mortgage-Backed Securities – (continued)
	Fannie Mae Pool: (continued)
$4,533,481	4.0000%, 8/1/42	$4,945,298
5,512,295	4.0000%, 9/1/42	6,011,693
7,066,718	4.0000%, 9/1/42	7,708,427
6,861,857	4.0000%, 11/1/42	7,487,574
5,572,082	4.0000%, 12/1/42	6,058,574
11,516,640	3.5000%, 1/1/43	12,199,609
22,357,823	3.5000%, 2/1/43	23,677,182
29,452,765	3.5000%, 2/1/43	31,194,348
32,091,608	4.5000%, 2/1/43	35,638,746
15,623,255	4.0000%, 5/1/43	17,047,040
14,386,468	4.0000%, 7/1/43	15,689,792
16,529,393	4.0000%, 8/1/43	18,035,067
4,142,962	4.0000%, 9/1/43	4,518,699
14,126,908	4.0000%, 9/1/43	15,410,102
9,180,902	3.5000%, 1/1/44	9,740,724
20,506,491	3.5000%, 1/1/44	21,776,573
10,951,967	4.0000%, 2/1/44	11,947,528
10,744,995	3.5000%, 4/1/44	11,375,586
31,157,655	3.5000%, 5/1/44	33,054,962
27,067,711	4.0000%, 7/1/44	29,537,104
15,652,324	5.0000%, 7/1/44	17,877,058
6,488,562	4.0000%, 8/1/44	7,080,515
17,095,826	4.0000%, 8/1/44	18,655,556
23,719,175	3.5000%, 2/1/45	25,119,018
	Freddie Mac Gold Pool:
1,376,597	5.0000%, 1/1/19	1,446,588
1,291,178	5.5000%, 8/1/19	1,353,774
2,014,714	5.0000%, 6/1/20	2,146,076
4,640,094	5.5000%, 12/1/28	5,202,953
6,385,198	3.5000%, 7/1/29	6,813,405
3,863,146	5.5000%, 10/1/36	4,373,614
18,033,349	6.0000%, 4/1/40	20,661,104
4,611,045	4.5000%, 1/1/41	5,097,943
9,650,236	5.0000%, 5/1/41	10,862,964
5,897,638	5.5000%, 5/1/41	6,621,461
7,926,211	3.5000%, 2/1/44	8,376,641
5,827,231	4.0000%, 8/1/44	6,330,977
	Ginnie Mae I Pool:
5,978,144	5.1000%, 1/15/32	6,882,719
6,488,801	4.9000%, 10/15/34	7,283,188
774,138	5.5000%, 9/15/35	898,050
3,805,530	5.5000%, 3/15/36	4,363,373
5,020,562	5.5000%, 8/15/39	5,782,136
15,200,013	5.5000%, 8/15/39	17,507,469
3,736,130	5.0000%, 10/15/39	4,223,714
5,691,576	5.5000%, 10/15/39	6,553,104
5,770,648	5.0000%, 11/15/39	6,454,961
1,815,630	5.0000%, 1/15/40	2,030,875
613,556	5.0000%, 5/15/40	697,429
2,037,475	5.0000%, 5/15/40	2,310,092
1,549,343	5.0000%, 7/15/40	1,730,154
6,198,525	5.0000%, 7/15/40	6,936,725
6,258,868	5.0000%, 2/15/41	7,005,466
2,384,850	5.0000%, 4/15/41	2,676,568
2,491,333	5.0000%, 5/15/41	2,847,470
1,831,227	4.5000%, 7/15/41	2,058,033
5,964,430	4.5000%, 7/15/41	6,601,894
13,532,284	4.5000%, 8/15/41	15,257,261
1,510,325	5.0000%, 9/15/41	1,697,599
	Ginnie Mae II Pool:
3,318,041	6.0000%, 11/20/34	3,839,392
3,908,771	5.5000%, 11/20/37	4,361,696
1,385,126	6.0000%, 1/20/39	1,566,163
932,793	7.0000%, 5/20/39	1,067,109
9,275,424	4.5000%, 10/20/41	10,094,496
590,884	6.0000%, 10/20/41	678,736
1,854,304	6.0000%, 12/20/41	2,124,083
4,013,060	5.5000%, 1/20/42	4,546,760
1,931,289	6.0000%, 1/20/42	2,217,902
1,619,309	6.0000%, 2/20/42	1,854,287
1,500,059	6.0000%, 3/20/42	1,720,308
5,249,855	6.0000%, 4/20/42	6,027,342
2,978,855	3.5000%, 5/20/42	3,169,732
4,953,826	5.5000%, 5/20/42	5,615,431
2,428,315	6.0000%, 5/20/42	2,753,435
7,177,828	5.5000%, 7/20/42	8,026,411
1,560,028	6.0000%, 7/20/42	1,789,123
1,696,867	6.0000%, 8/20/42	1,948,358
3,633,311	6.0000%, 9/20/42	4,172,315
1,572,539	6.0000%, 11/20/42	1,799,989
2,139,171	6.0000%, 2/20/43	2,455,822
9,747,578	3.5000%, 9/20/44	10,375,654

Total Mortgage-Backed Securities (cost $818,465,086)		834,646,851
Preferred Stocks – 0.8%
Capital Markets – 0.2%
444,850	Morgan Stanley, 6.8750%	12,237,823
446,510	Morgan Stanley, 7.1250%	12,712,140
13,400	Morgan Stanley Capital Trust III, 6.2500%	343,442
152,475	State Street Corp., 5.9000%	4,161,043

		29,454,448
Commercial Banks – 0.1%
624,325	Wells Fargo & Co., 6.6250%	17,624,695
Construction & Engineering – 0.1%
301,150	Citigroup Capital XIII, 7.8750%	7,986,498
Consumer Finance – 0.3%
18,868	Ally Financial, Inc., 7.0000% (144A)	19,271,894
572,900	Discover Financial Services, 6.5000%	14,849,568

		34,121,462
Pharmaceuticals – 0.1%
10,839	Actavis PLC, 5.5000%	10,969,068

Total Preferred Stocks (cost $94,485,874)		100,156,171
U.S. Treasury Notes/Bonds – 15.0%
$16,335,000	0.6250%, 12/31/16	16,374,563
256,387,000	0.5000%, 1/31/17	256,406,998
80,694,000	1.0000%, 12/15/17	81,129,021
71,544,000	1.3750%, 7/31/18	72,376,844
84,828,000	1.5000%, 8/31/18	86,133,588
283,226,000	1.3750%, 9/30/18	286,230,278
55,868,000	1.2500%, 10/31/18	56,169,184
48,166,000	1.6250%, 7/31/19	48,888,490
43,085,000	1.7500%, 9/30/19	43,906,286
64,084,000	1.5000%, 10/31/19	64,589,687
78,327,000	1.5000%, 11/30/19	78,926,672
65,975,000	1.6250%, 12/31/19	66,815,126
34,657,000	2.1250%, 9/30/21	35,653,389
48,384,000	2.1250%, 12/31/21	49,812,828
14,839,000	1.7500%, 5/15/23	14,759,003
54,623,000	2.5000%, 8/15/23	57,486,447

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund | 15

Janus Balanced Fund

Schedule of Investments (unaudited)

As of March 31, 2015

Shares or Principal Amount		Value
U.S. Treasury Notes/Bonds – (continued)
$76,289,000	2.7500%, 11/15/23	$81,808,052
39,540,000	2.5000%, 5/15/24	41,535,544
10,038,000	2.3750%, 8/15/24	10,434,812
220,584,000	2.2500%, 11/15/24	226,770,720
70,202,000	2.0000%, 2/15/25	70,646,238
59,559,000	3.7500%, 11/15/43	74,402,234
11,346,000	3.6250%, 2/15/44	13,873,140
10,978,000	3.3750%, 5/15/44	12,860,551
5,412,000	3.1250%, 8/15/44	6,063,556
97,896,000	2.5000%, 2/15/45	96,993,497

Total U.S. Treasury Notes/Bonds (cost $1,899,215,107)		1,951,046,748
Investment Companies – 1.0%
Money Markets – 1.0%
127,049,827	Janus Cash Liquidity Fund LLC, 0.1097%°°,£ (cost $127,049,827)	127,049,827

Total Investments (total cost $10,742,227,540) – 99.9%		12,995,627,567

Cash, Receivables and Other Assets, net of Liabilities – 0.1%		11,765,934

Net Assets – 100%		$13,007,393,501

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

United States	$12,507,375,106	96.2%
United Kingdom	302,322,224	2.3
Singapore	38,888,270	0.3
China	37,873,867	0.3
Taiwan	31,738,198	0.3
Germany	28,524,406	0.2
Netherlands	23,904,093	0.2
Italy	11,870,437	0.1
Canada	10,969,068	0.1
Australia	2,161,898	0.0

Total	$12,995,627,567	100.0%

Schedule of Forward Currency Contracts, Open

			Unrealized
	Currency	Currency	Appreciation/
Counterparty/Currency and Settlement Date	Units Sold	Value	(Depreciation)

Bank of America: British Pound 4/16/15	19,160,000	$28,415,074	$215,259

Credit Suisse International: British Pound 4/9/15	10,943,000	16,229,765	666,665

HSBC Securities (USA), Inc.: British Pound 4/9/15	6,325,000	9,380,724	228,195

JPMorgan Chase & Co.: British Pound 4/16/15	10,600,000	15,720,239	(15,343)

RBC Capital Markets Corp.: British Pound 4/16/15	12,900,000	19,131,235	(31,494)

Total		$88,877,037	$1,063,282

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

16 | MARCH 31, 2015

Notes to Schedule of Investments and Other Information (unaudited)

Balanced Index	An internally-calculated, hypothetical combination of total returns from the S&P 500® Index (55%) and the Barclays U.S. Aggregate Bond Index (45%).

Barclays U.S. Aggregate Bond Index	A broad-based measure of the investment grade, US dollar-denominated, fixed-rate taxable bond market.

S&P 500® Index	Measures broad U.S. equity performance.

ADR	American Depositary Receipt

LLC	Limited Liability Company

LP	Limited Partnership

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American stock exchange.

144A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended March 31, 2015 is indicated in the table below:

		Value as a %
Fund	Value	of Net Assets

Janus Balanced Fund	$660,083,918	5.1%

*	Non-income producing security.

‡	The interest rate on floating rate notes is based on an index or market interest rates and is subject to change. Rate in the security description is as of period end.

°°	Rate shown is the 7-day yield as of March 31, 2015.

µ	This variable rate security is a perpetual bond. Perpetual bonds have no contractual maturity date, are not redeemable, and pay an indefinite stream of interest. The coupon rate shown represents the current interest rate.

§	Schedule of Restricted and Illiquid Securities (as of March 31, 2015)

	Acquisition	Acquisition		Value as a
	Date	Cost	Value	% of Net Assets

Janus Balanced Fund
Colony American Homes Holdings III LP	1/30/13	$61,705,954	$70,873,011	0.5%
FREMF 2010 K-SCT Mortgage Trust, 2.0000%, 1/25/20	4/29/13	10,914,809	11,223,240	0.1

Total		$72,620,763	$82,096,251	0.6%

The Funds have registration rights for certain restricted securities held as of March 31, 2015. The issuer incurs all registration costs.

£	The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Fund’s relative ownership, the following securities were considered affiliated companies for all or some portion of the period ended March 31, 2015. Unless otherwise indicated, all information in the table is for the period ended March 31, 2015.

Janus Investment Fund | 17

Notes to Schedule of Investments and Other Information (unaudited) (continued)

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 9/30/14	Purchases	Sales	at 3/31/15	Gain/(Loss)	Income	at 3/31/15

Janus Balanced Fund
Janus Cash Liquidity Fund LLC	196,331,633	2,427,821,820	(2,497,103,626)	127,049,827	$–	$60,849	$127,049,827

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2015. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of March 31, 2015)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Janus Balanced Fund
Assets
Investments in Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$–	$318,735,835	$–

Bank Loans and Mezzanine Loans	–	68,861,907	–

Common Stocks
Beverages	–	52,464,045	–
Insurance	–	117,358,717	–
Real Estate Management & Development	–	–	70,873,011
All Other	7,242,349,060	–	–

Corporate Bonds	–	2,112,085,395	–

Mortgage-Backed Securities	–	834,646,851	–

Preferred Stocks	–	100,156,171	–

U.S. Treasury Notes/Bonds	–	1,951,046,748	–

Investment Companies	–	127,049,827	–

Total Investments in Securities	$7,242,349,060	$5,682,405,496	$70,873,011

Other Financial Instruments(a):
Forward Currency Contracts	$–	$1,110,119	$–

Total Assets	$7,242,349,060	$5,683,515,615	$70,873,011

Liabilities
Other Financial Instruments(a):
Forward Currency Contracts	$–	$46,837	$–

(a)	Other financial instruments include forward currency, futures, written options, and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options and swap contracts are reported at their market value at measurement date.

18 | MARCH 31, 2015

Statement of Assets and Liabilities

As of March 31, 2015 (unaudited)	Janus Balanced Fund

Assets:
Investments, at cost	$10,742,227,540
Unaffiliated investments, at value	$12,868,577,740
Affiliated investments, at value	127,049,827
Cash	125,163
Forward currency contracts	1,110,119
Closed foreign currency contracts	37,751
Non-interested Trustees’ deferred compensation	255,788
Receivables:
Investments sold	3,194,813
Fund shares sold	17,224,770
Dividends	8,925,588
Dividends from affiliates	10,491
Foreign dividend tax reclaim	318,901
Interest	37,116,433
Other assets	95,555
Total Assets	13,064,042,939
Liabilities:
Forward currency contracts	46,837
Payables:
Investments purchased	16,631,393
Fund shares repurchased	26,633,720
Dividends	2,671,250
Advisory fees	6,085,970
Fund administration fees	110,655
Transfer agent fees and expenses	2,093,619
12b-1 Distribution and shareholder servicing fees	1,768,244
Non-interested Trustees’ fees and expenses	75,697
Non-interested Trustees’ deferred compensation fees	255,788
Accrued expenses and other payables	276,265
Total Liabilities	56,649,438
Net Assets	$13,007,393,501

See footnotes at the end of the Statement.
See Notes to Financial Statements.

Janus Investment Fund | 19

Statement of Assets and Liabilities  (continued)

As of March 31, 2015 (unaudited)	Janus Balanced Fund

Net Assets Consist of:
Capital (par value and paid-in surplus)	$10,280,592,003
Undistributed net investment income/(loss)	2,180,811
Undistributed net realized gain/(loss) from investments and foreign currency transactions	470,146,905
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	2,254,473,782
Total Net Assets	$13,007,393,501
Net Assets - Class A Shares	$955,519,540
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	30,956,319
Net Asset Value Per Share(1)	$30.87
Maximum Offering Price Per Share(2)	$32.75
Net Assets - Class C Shares	$1,191,071,647
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	38,808,419
Net Asset Value Per Share(1)	$30.69
Net Assets - Class D Shares	$1,468,467,054
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	47,495,822
Net Asset Value Per Share	$30.92
Net Assets - Class I Shares	$1,484,652,625
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	48,012,848
Net Asset Value Per Share	$30.92
Net Assets - Class N Shares	$1,789,751,107
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	57,938,451
Net Asset Value Per Share	$30.89
Net Assets - Class R Shares	$300,488,852
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	9,769,055
Net Asset Value Per Share	$30.76
Net Assets - Class S Shares	$838,031,673
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	27,152,107
Net Asset Value Per Share	$30.86
Net Assets - Class T Shares	$4,979,411,003
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	161,194,239
Net Asset Value Per Share	$30.89

(1)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(2)	Maximum offering price is computed at 100/94.25 of net asset value.
See Notes to Financial Statements.

20 | MARCH 31, 2015

Statement of Operations

For the period ended March 31, 2015 (unaudited)	Janus Balanced Fund

Investment Income:
Interest	$82,000,005
Dividends	84,228,406
Dividends from affiliates	60,849
Other income	681,603
Foreign tax withheld	(19,996)
Total Investment Income	166,950,867
Expenses:
Advisory fees	34,251,656
12b-1 Distribution and shareholder servicing fees:
Class A Shares	1,124,745
Class C Shares	5,427,934
Class R Shares	747,147
Class S Shares	1,047,605
Transfer agent administrative fees and expenses:
Class D Shares	865,895
Class R Shares	373,573
Class S Shares	1,047,605
Class T Shares	5,954,774
Transfer agent networking and omnibus fees:
Class A Shares	423,118
Class C Shares	413,110
Class I Shares	533,327
Other transfer agent fees and expenses:
Class A Shares	51,733
Class C Shares	79,268
Class D Shares	132,050
Class I Shares	27,251
Class N Shares	3,862
Class R Shares	1,542
Class S Shares	2,869
Class T Shares	16,954
Shareholder reports expense	243,395
Registration fees	196,803
Custodian fees	34,637
Professional fees	79,983
Non-interested Trustees’ fees and expenses	144,575
Fund administration fees	516,916
Other expenses	343,213
Total Expenses	54,085,540
Net Expenses	54,085,540
Net Investment Income/(Loss)	112,865,327
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	521,721,916
Total Net Realized Gain/(Loss) on Investments	521,721,916
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(70,942,997)
Total Change in Unrealized Net Appreciation/Depreciation	(70,942,997)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$563,644,246

See Notes to Financial Statements.

Janus Investment Fund | 21

Statements of Changes in Net Assets

	Janus
	Balanced Fund
For the period ended March 31 (unaudited) and the year ended September 30	2015	2014

Operations:
Net investment income/(loss)	$112,865,327	$191,117,742
Net realized gain/(loss) on investments	521,721,916	489,458,718
Change in unrealized net appreciation/depreciation	(70,942,997)	538,347,032
Net Increase/(Decrease) in Net Assets Resulting from Operations	563,644,246	1,218,923,492
Dividends and Distributions to Shareholders:
Net Investment Income
Class A Shares	(9,080,579)	(12,901,179)
Class C Shares	(7,298,270)	(8,130,273)
Class D Shares	(15,767,593)	(24,016,718)
Class I Shares	(16,307,457)	(21,537,975)
Class N Shares	(20,116,272)	(29,097,852)
Class R Shares	(2,407,993)	(3,579,618)
Class S Shares	(7,732,671)	(12,040,711)
Class T Shares	(50,228,730)	(72,575,574)
Net Realized Gain from Investment Transactions
Class A Shares	(36,613,767)	(22,326,273)
Class C Shares	(44,392,134)	(22,100,124)
Class D Shares	(59,186,126)	(37,740,218)
Class I Shares	(58,796,781)	(30,277,961)
Class N Shares	(69,741,720)	(42,049,258)
Class R Shares	(12,357,019)	(8,020,188)
Class S Shares	(34,600,124)	(23,889,686)
Class T Shares	(194,276,900)	(117,336,667)
Net Decrease from Dividends and Distributions to Shareholders	(638,904,136)	(487,620,275)
Capital Share Transactions:
Shares Sold
Class A Shares	189,921,176	287,423,878
Class C Shares	243,595,107	326,767,890
Class D Shares	67,851,584	115,719,488
Class I Shares	390,468,113	578,836,306
Class N Shares	145,158,204	285,323,466
Class R Shares	40,544,924	87,834,648
Class S Shares	87,716,836	162,185,684
Class T Shares	736,013,981	873,364,234
Reinvested Dividends and Distributions
Class A Shares	38,283,079	29,489,372
Class C Shares	40,790,345	23,545,164
Class D Shares	73,546,372	60,650,327
Class I Shares	57,712,652	39,867,474
Class N Shares	89,857,563	71,147,110
Class R Shares	13,573,186	10,716,613
Class S Shares	42,128,841	35,861,404
Class T Shares	241,620,788	187,912,147
Shares Repurchased
Class A Shares	(103,277,433)	(302,150,859)
Class C Shares	(82,352,525)	(116,261,652)
Class D Shares	(79,289,858)	(141,381,145)
Class I Shares	(260,237,654)	(350,958,703)
Class N Shares	(83,708,623)	(239,719,640)
Class R Shares	(61,521,080)	(87,775,026)
Class S Shares	(124,534,539)	(254,321,039)
Class T Shares	(512,002,993)	(783,459,489)

See footnotes at the end of the Statement.
See Notes to Financial Statements.

22 | MARCH 31, 2015

	Janus
	Balanced Fund
For the period ended March 31 (unaudited) and the year ended September 30	2015	2014

Net Increase/(Decrease) from Capital Share Transactions	1,191,858,046	900,617,652
Net Increase/(Decrease) in Net Assets	1,116,598,156	1,631,920,869
Net Assets:
Beginning of period	11,890,795,345	10,258,874,476
End of period	$13,007,393,501	$11,890,795,345

Undistributed Net Investment Income/(Loss)	$2,180,811	$18,255,049

See Notes to Financial Statements.

Janus Investment Fund | 23

Financial Highlights

Class A Shares

For a share outstanding during the period ended
March 31, 2015 (unaudited), each year or period ended	Janus Balanced Fund
September 30 and the period ended October 31, 2009	2015	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$31.10	$29.11	$27.01	$23.19	$25.10	$23.43	$21.31
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.27(3)	0.49(3)	0.51	0.50	0.51	0.56	(0.05)
Net gain/(loss) on investments (both realized and unrealized)	1.12	2.83	2.90	4.22	(1.14)	1.60	2.28
Total from Investment Operations	1.39	3.32	3.41	4.72	(0.63)	2.16	2.23
Less Distributions:
Dividends (from net investment income)	(0.31)	(0.47)	(0.50)	(0.49)	(0.50)	(0.49)	(0.11)
Distributions (from capital gains)	(1.31)	(0.86)	(0.81)	(0.41)	(0.78)	–	–
Return of capital	–	–	–	–	–	–	–(4)
Total Distributions	(1.62)	(1.33)	(1.31)	(0.90)	(1.28)	(0.49)	(0.11)
Net Asset Value, End of Period	$30.87	$31.10	$29.11	$27.01	$23.19	$25.10	$23.43
Total Return*	4.64%	11.65%	13.12%	20.70%	(2.85)%	9.30%	10.43%
Net Assets, End of Period (in thousands)	$955,520	$835,681	$765,049	$656,171	$526,178	$513,494	$314,935
Average Net Assets for the Period (in thousands)	$902,268	$839,360	$690,266	$610,115	$566,145	$436,234	$288,992
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets**	0.93%	0.95%	0.94%	0.98%	0.91%	0.93%	0.89%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets**	0.93%	0.95%	0.94%	0.98%	0.91%	0.93%	0.89%
Ratio of Net Investment Income/(Loss) to Average Net Assets**	1.75%	1.61%	1.66%	1.87%	2.03%	2.37%	2.35%
Portfolio Turnover Rate	46%	72%	78%	84%	94%	76%	158%

Class C Shares

For a share outstanding during the period ended
March 31, 2015 (unaudited), each year or period ended	Janus Balanced Fund
September 30 and the period ended October 31, 2009	2015	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$30.93	$29.00	$26.93	$23.15	$25.08	$23.40	$21.31
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.16(3)	0.27(3)	0.32	0.31	0.33	0.39	(0.09)
Net gain/(loss) on investments (both realized and unrealized)	1.12	2.80	2.88	4.22	(1.15)	1.61	2.25
Total from Investment Operations	1.28	3.07	3.20	4.53	(0.82)	2.00	2.16
Less Distributions:
Dividends (from net investment income)	(0.21)	(0.28)	(0.32)	(0.34)	(0.33)	(0.32)	(0.07)
Distributions (from capital gains)	(1.31)	(0.86)	(0.81)	(0.41)	(0.78)	–	–
Return of capital	–	–	–	–	–	–	–(4)
Total Distributions	(1.52)	(1.14)	(1.13)	(0.75)	(1.11)	(0.32)	(0.07)
Net Asset Value, End of Period	$30.69	$30.93	$29.00	$26.93	$23.15	$25.08	$23.40
Total Return*	4.27%	10.78%	12.30%	19.84%	(3.57)%	8.58%	10.13%
Net Assets, End of Period (in thousands)	$1,191,072	$996,498	$708,673	$538,591	$435,691	$412,414	$248,071
Average Net Assets for the Period (in thousands)	$1,088,569	$874,136	$597,677	$491,552	$463,476	$343,327	$208,912
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets**	1.66%	1.68%	1.70%	1.72%	1.65%	1.64%	1.70%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets**	1.66%	1.68%	1.70%	1.72%	1.65%	1.63%	1.69%
Ratio of Net Investment Income/(Loss) to Average Net Assets**	1.02%	0.88%	0.90%	1.13%	1.29%	1.66%	1.54%
Portfolio Turnover Rate	46%	72%	78%	84%	94%	76%	158%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Per share amounts are calculated based on average shares outstanding during the year or period.
(4)	Less than $0.005 on a per share basis.

See Notes to Financial Statements.

24 | MARCH 31, 2015

Class D Shares

For a share outstanding during the period ended
March 31, 2015 (unaudited) and each year or	Janus Balanced Fund
period ended September 30	2015	2014	2013	2012	2011	2010(1)

Net Asset Value, Beginning of Period	$31.14	$29.15	$27.03	$23.19	$25.10	$24.09
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.30(2)	0.56(2)	0.56	0.56	0.56	0.41
Net gain/(loss) on investments (both realized and unrealized)	1.13	2.82	2.92	4.23	(1.15)	1.03
Total from Investment Operations	1.43	3.38	3.48	4.79	(0.59)	1.44
Less Distributions:
Dividends (from net investment income)	(0.34)	(0.53)	(0.55)	(0.54)	(0.54)	(0.43)
Distributions (from capital gains)	(1.31)	(0.86)	(0.81)	(0.41)	(0.78)	–
Total Distributions	(1.65)	(1.39)	(1.36)	(0.95)	(1.32)	0.43
Net Asset Value, End of Period	$30.92	$31.14	$29.15	$27.03	$23.19	$25.10
Total Return*	4.76%	11.86%	13.40%	21.03%	(2.69)%	6.04%
Net Assets, End of Period (in thousands)	$1,468,467	$1,414,364	$1,288,565	$1,157,251	$962,089	$983,757
Average Net Assets for the Period (in thousands)	$1,447,123	$1,383,412	$1,212,029	$1,089,153	$1,039,223	$960,754
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets**	0.73%	0.73%	0.73%	0.72%	0.72%	0.73%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets**	0.73%	0.73%	0.73%	0.72%	0.72%	0.73%
Ratio of Net Investment Income/(Loss) to Average Net Assets**	1.95%	1.83%	1.87%	2.13%	2.22%	2.72%
Portfolio Turnover Rate	46%	72%	78%	84%	94%	76%

Class I Shares

For a share outstanding during the period ended
March 31, 2015 (unaudited), each year or period
ended September 30 and the period ended	Janus Balanced Fund
October 31, 2009	2015	2014	2013	2012	2011	2010(3)	2009(4)

Net Asset Value, Beginning of Period	$31.15	$29.15	$27.02	$23.19	$25.09	$23.43	$21.31
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.31(2)	0.59(2)	0.45	0.57	0.53	0.62	0.04
Net gain/(loss) on investments (both realized and unrealized)	1.13	2.83	3.05	4.22	(1.09)	1.60	2.20
Total from Investment Operations	1.44	3.42	3.50	4.79	(0.56)	2.22	2.24
Less Distributions:
Dividends (from net investment income)	(0.36)	(0.56)	(0.56)	(0.55)	(0.56)	(0.56)	(0.12)
Distributions (from capital gains)	(1.31)	(0.86)	(0.81)	(0.41)	(0.78)	–	–
Return of capital	–	–	–	–	–	–	–(5)
Total Distributions	(1.67)	(1.42)	(1.37)	(0.96)	(1.34)	(0.56)	(0.12)
Net Asset Value, End of Period	$30.92	$31.15	$29.15	$27.02	$23.19	$25.09	$23.43
Total Return*	4.77%	11.99%	13.47%	21.02%	(2.56)%	9.57%	10.50%
Net Assets, End of Period (in thousands)	$1,484,653	$1,306,391	$966,885	$1,990,129	$1,631,889	$304,168	$104,063
Average Net Assets for the Period (in thousands)	$1,424,869	$1,167,616	$1,148,507	$1,846,745	$530,094	$223,843	$56,942
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets**	0.65%	0.64%	0.69%	0.69%	0.62%	0.65%	0.63%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets**	0.65%	0.64%	0.69%	0.69%	0.62%	0.65%	0.62%
Ratio of Net Investment Income/(Loss) to Average Net Assets**	2.03%	1.92%	2.02%	2.16%	2.32%	2.67%	2.57%
Portfolio Turnover Rate	46%	72%	78%	84%	94%	76%	158%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Period from February 16, 2010 (inception date) through September 30, 2010.
(2)	Per share amounts are calculated based on average shares outstanding during the year or period.
(3)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(4)	Period from July 6, 2009 (inception date) through October 31, 2009.
(5)	Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund | 25

Financial Highlights  (continued)

Class N Shares

For a share outstanding during the period ended March 31, 2015 (unaudited)	Janus Balanced Fund
and each year or period ended September 30	2015	2014	2013	2012(1)

Net Asset Value, Beginning of Period	$31.11	$29.12	$27.01	$25.46
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.33(2)	0.60(2)	0.77	0.17
Net gain/(loss) on investments (both realized and unrealized)	1.13	2.83	2.74	1.67
Total from Investment Operations	1.46	3.43	3.51	1.84
Less Distributions:
Dividends (from net investment income)	(0.37)	(0.58)	(0.59)	(0.29)
Distributions (from capital gains)	(1.31)	(0.86)	(0.81)	–
Total Distributions	(1.68)	(1.44)	(1.40)	(0.29)
Net Asset Value, End of Period	$30.89	$31.11	$29.12	$27.01
Total Return*	4.85%	12.03%	13.52%	7.25%
Net Assets, End of Period (in thousands)	$1,789,751	$1,648,665	$1,432,413	$7,610
Average Net Assets for the Period (in thousands)	$1,709,563	$1,532,107	$1,029,152	$483
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets**	0.57%	0.58%	0.58%	0.82%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets**	0.57%	0.58%	0.58%	0.77%
Ratio of Net Investment Income/(Loss) to Average Net Assets**	2.11%	1.98%	1.89%	2.98%
Portfolio Turnover Rate	46%	72%	78%	84%

Class R Shares

For a share outstanding during the period ended
March 31, 2015 (unaudited), each year or period ended	Janus Balanced Fund
September 30 and the period ended October 31, 2009	2015	2014	2013	2012	2011	2010(3)	2009(4)

Net Asset Value, Beginning of Period	$30.99	$29.03	$26.95	$23.15	$25.08	$23.41	$21.31
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.21(2)	0.37(2)	0.40	0.41	0.41	0.47	(0.06)
Net gain/(loss) on investments (both realized and unrealized)	1.12	2.82	2.89	4.22	(1.15)	1.60	2.24
Total from Investment Operations	1.33	3.19	3.29	4.63	(0.74)	2.07	2.18
Less Distributions:
Dividends (from net investment income)	(0.25)	(0.37)	(0.40)	(0.42)	(0.41)	(0.40)	(0.08)
Distributions (from capital gains)	(1.31)	(0.86)	(0.81)	(0.41)	(0.78)	–	–
Return of capital	–	–	–	–	–	–	–(5)
Total Distributions	(1.56)	(1.23)	(1.21)	(0.83)	(1.19)	(0.40)	(0.08)
Net Asset Value, End of Period	$30.76	$30.99	$29.03	$26.95	$23.15	$25.08	$23.41
Total Return*	4.45%	11.20%	12.68%	20.32%	(3.28)%	8.90%	10.25%
Net Assets, End of Period (in thousands)	$300,489	$309,887	$279,905	$235,356	$156,098	$120,585	$49,678
Average Net Assets for the Period (in thousands)	$299,680	$296,348	$258,708	$202,808	$150,156	$83,466	$39,380
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets**	1.32%	1.33%	1.33%	1.33%	1.33%	1.34%	1.35%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets**	1.32%	1.33%	1.33%	1.33%	1.33%	1.34%	1.34%
Ratio of Net Investment Income/(Loss) to Average Net Assets**	1.35%	1.23%	1.27%	1.51%	1.62%	1.96%	1.88%
Portfolio Turnover Rate	46%	72%	78%	84%	94%	76%	158%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Period from May 31, 2012 (inception date) through September 30, 2012.
(2)	Per share amounts are calculated based on average shares outstanding during the year or period.
(3)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(4)	Period from July 6, 2009 (inception date) through October 31, 2009.
(5)	Less than $0.005 on a per share basis.

See Notes to Financial Statements.

26 | MARCH 31, 2015

Class S Shares

For a share outstanding during the period ended
March 31, 2015 (unaudited), each year or period ended	Janus Balanced Fund
September 30 and the period ended October 31, 2009	2015	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$31.09	$29.11	$27.01	$23.19	$25.11	$23.42	$21.31
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.25(3)	0.45(3)	0.47	0.47	0.47	0.51	(0.06)
Net gain/(loss) on investments (both realized and unrealized)	1.12	2.83	2.90	4.23	(1.15)	1.62	2.26
Total from Investment Operations	1.37	3.28	3.37	4.70	(0.68)	2.13	2.20
Less Distributions:
Dividends (from net investment income)	(0.29)	(0.44)	(0.46)	(0.47)	(0.46)	(0.44)	(0.09)
Distributions (from capital gains)	(1.31)	(0.86)	(0.81)	(0.41)	(0.78)	–	–
Return of capital	–	–	–	–	–	–	–(4)
Total Distributions	(1.60)	(1.30)	(1.27)	(0.88)	(1.24)	(0.44)	(0.09)
Net Asset Value, End of Period	$30.86	$31.09	$29.11	$27.01	$23.19	$25.11	$23.42
Total Return*	4.56%	11.49%	12.97%	20.60%	(3.03)%	9.17%	10.33%
Net Assets, End of Period (in thousands)	$838,032	$837,505	$837,535	$789,572	$614,608	$618,469	$502,602
Average Net Assets for the Period (in thousands)	$840,386	$844,760	$811,115	$722,713	$664,970	$583,340	$480,565
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets**	1.07%	1.08%	1.08%	1.08%	1.08%	1.09%	1.10%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets**	1.07%	1.08%	1.08%	1.08%	1.08%	1.09%	1.09%
Ratio of Net Investment Income/(Loss) to Average Net Assets**	1.61%	1.47%	1.52%	1.77%	1.86%	2.20%	2.15%
Portfolio Turnover Rate	46%	72%	78%	84%	94%	76%	158%

Class T Shares

For a share outstanding during the period
ended March 31, 2015 (unaudited), each year
or period ended September 30 and the year	Janus Balanced Fund
ended October 31	2015	2014	2013	2012	2011	2010(1)	2009

Net Asset Value, Beginning of Period	$31.12	$29.13	$27.02	$23.19	$25.10	$23.42	$20.58
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.29(3)	0.53(3)	0.53	0.54	0.51	0.58	0.36
Net gain/(loss) on investments (both realized and unrealized)	1.12	2.83	2.92	4.22	(1.13)	1.61	3.80
Total from Investment Operations	1.41	3.36	3.45	4.76	(0.62)	2.19	4.16
Less Distributions:
Dividends (from net investment income)	(0.33)	(0.51)	(0.53)	(0.52)	(0.51)	(0.51)	(0.74)
Distributions (from capital gains)	(1.31)	(0.86)	(0.81)	(0.41)	(0.78)	–	(0.58)
Return of capital	–	–	–	–	–	–	–(4)
Total Distributions	(1.64)	(1.37)	(1.34)	(0.93)	(1.29)	(0.51)	(1.32)
Net Asset Value, End of Period	$30.89	$31.12	$29.13	$27.02	$23.19	$25.10	$23.42
Total Return*	4.69%	11.77%	13.27%	20.88%	(2.78)%	9.43%	21.56%
Net Assets, End of Period (in thousands)	$4,979,411	$4,541,805	$3,979,849	$3,548,410	$3,066,279	$2,957,642	$3,438,753
Average Net Assets for the Period (in thousands)	$4,776,906	$4,375,206	$3,721,640	$3,387,942	$3,227,273	$3,136,111	$2,749,762
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets**	0.82%	0.83%	0.83%	0.83%	0.83%	0.82%	0.82%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets**	0.82%	0.82%	0.83%	0.83%	0.83%	0.82%	0.82%
Ratio of Net Investment Income/(Loss) to Average Net Assets**	1.86%	1.73%	1.77%	2.02%	2.11%	2.43%	2.72%
Portfolio Turnover Rate	46%	72%	78%	84%	94%	76%	158%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Per share amounts are calculated based on average shares outstanding during the year or period.
(4)	Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund | 27

Notes to Financial Statements (unaudited)

1.	Organization and Significant Accounting Policies

Janus Balanced Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-seven funds which include multiple series of shares, with differing investment objectives and policies. The Fund invests in a combination of equity securities selected for growth potential and fixed-income securities selected for income potential. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans. Class N Shares also are available to Janus proprietary products.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or

28 | MARCH 31, 2015

more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be valued on an amortized cost basis. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary
Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2015 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Fund did not hold a significant amount of Level 3 securities as of March 31, 2015.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Janus Investment Fund | 29

Notes to Financial Statements (unaudited) (continued)

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Fund. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications
In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations
The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions
Dividends of net investment income are generally declared and distributed quarterly, and realized capital gains (if any) are distributed annually.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2.	Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is

30 | MARCH 31, 2015

derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended March 31, 2015 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of this section.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

•	Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

•	Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Janus Investment Fund | 31

Notes to Financial Statements (unaudited) (continued)

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported on the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/(depreciation) (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

The following table provides average ending monthly currency value amounts on sold forward currency contracts during the period ended March 31, 2015.

Fund	Sold

Janus Balanced Fund	$86,826,204

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of March 31, 2015.

Fair Value of Derivative Instruments as of March 31, 2015

Derivatives not accounted for as	Asset Derivatives		Liability Derivatives
hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Janus Balanced Fund
Currency Contracts	Forward currency contracts	$1,110,119	Forward currency contracts	$46,837

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the period ended March 31, 2015.

The effect of Derivative Instruments on the Statement of Operations for the period ended March 31, 2015

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Investments and foreign
Derivatives not accounted for as hedging instruments	currency transactions

Janus Balanced Fund
Currency Contracts	$7,094,374

Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income
Investments, foreign
currency translations and
non-interested Trustees’
Derivatives not accounted for as hedging instruments	deferred compensation

Janus Balanced Fund
Currency Contracts	$8,208

Please see the Fund’s Statement of Operations for the Fund’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

3.	Other Investments and Strategies

Additional Investment Risk
The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with

32 | MARCH 31, 2015

the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. As a result, financial markets in the EU have been subject to increased volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties
Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the “Offsetting Assets and Liabilities” section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Loans
The Fund may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Fund’s total assets. Below are descriptions of the types of loans held by the Fund as of March 31, 2015.

•	Bank Loans – Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and

Janus Investment Fund | 33

Notes to Financial Statements (unaudited) (continued)

refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

•	Mezzanine Loans – Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities
The Fund may purchase fixed or variable rate mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Maes and Freddie Macs are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying assets fail to perform, these investment vehicles could be forced to sell the assets and recognize losses on such assets, which could impact the Fund’s yield and your return.

Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayment risk, which results from prepayments of the principal of underlying loans at a faster pace than expected, may shorten the effective maturities of these securities and may result in the Fund having to reinvest proceeds at a lower interest rate.

In addition to prepayment risk, investments in mortgage-backed securities, including those comprised of subprime mortgages, and investments in other asset-backed securities comprised of under-performing assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Mortgage- and asset-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying these securities to be paid more slowly than expected, increasing the Fund’s sensitivity to interest rate changes and causing its price to decline.

Offsetting Assets and Liabilities
The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Fund does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

34 | MARCH 31, 2015

The following tables present gross amounts of recognized assets and liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see either the “Fair Value of Derivative Instruments as of March 31, 2015” table located in Note 2 of these Notes to Financial Statements and/or the Fund’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
Counterparty	of Recognized Assets	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount

Bank of America	$215,259	$–	$–	$215,259
Credit Suisse International	666,665	–	–	666,665
HSBC Securities (USA), Inc.	228,195	–	–	228,195

Total	$1,110,119	$–	$–	$1,110,119

Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts
Counterparty	of Recognized Liabilities	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount

JPMorgan Chase & Co.	$15,343	$–	$–	$15,343
RBC Capital Markets Corp.	31,494	–	–	31,494

Total	$46,837	$–	$–	$46,837

(a)	Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.
(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

The Fund does not exchange collateral on its forward currency contracts with its counterparties; however, the Fund will segregate cash or high-grade securities in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. Such segregated assets, if with the Fund’s custodian, are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their market value equals or exceeds the current market value of the Fund’s corresponding forward currency contracts.

Real Estate Investing
The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions
Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Sovereign Debt
The Fund may invest in U.S. and foreign government debt securities (“sovereign debt”). Investments in U.S. sovereign debt are considered low risk. However, investments in non-U.S. sovereign debt can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts.

Janus Investment Fund | 35

Notes to Financial Statements (unaudited) (continued)

The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid.

When-Issued and Delayed Delivery Securities
The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued and delayed delivery securities in which the Fund may invest include U.S. Treasury Securities, municipal bonds, bank loans, and other similar instruments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Fund may hold liquid assets as collateral with the Fund’s custodian sufficient to cover the purchase price.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

	Average Daily
	Net Assets	Contractual Investment
Fund	of the Fund	Advisory Fee (%)

Janus Balanced Fund	All Asset Levels	0.55

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the transfer agency agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate shown below. Janus Capital has agreed to continue the waiver until at least February 1, 2016.

Expense
Fund	Limit (%)

Janus Balanced Fund	0.68

If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the transfer agency agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares, and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs

36 | MARCH 31, 2015

incurred for servicing clients of Class R Shares, Class S Shares, and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares, and receives reimbursement for its out-of-pocket costs on all other share classes. Included in out-of-pocket expenses are the expenses Janus Services incurs for serving as transfer agent and providing servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, of up to 0.50% of the Class R Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). The Fund also pays for salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. Some expenses related to compensation payable to the Fund’s Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $307,757 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended March 31, 2015. The Fund’s portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of March 31, 2015 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended March 31, 2015 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of

Janus Investment Fund | 37

Notes to Financial Statements (unaudited) (continued)

$135,000 were paid by the Trust to a Trustee under the Deferred Plan during the period ended March 31, 2015.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Fund’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2015 can be found in a table located in the Notes to Schedule of Investments and Other Information.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the period ended March 31, 2015, Janus Distributors retained the following upfront sales charges:

Upfront
Fund (Class A Shares)	Sales Charge

Janus Balanced Fund	$238,677

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the period ended March 31, 2015.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended March 31, 2015, redeeming shareholders of Class C Shares paid the following CDSCs:

Fund (Class C Shares)	CDSC

Janus Balanced Fund	$62,108

5.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2015 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

				Net Tax
	Federal Tax	Unrealized	Unrealized	Appreciation/
Fund	Cost	Appreciation	(Depreciation)	(Depreciation)

Janus Balanced Fund	$10,725,949,488	$2,276,529,263	$(6,851,184)	$2,269,678,079

38 | MARCH 31, 2015

6.	Capital Share Transactions

For the period ended March 31 (unaudited)	Janus Balanced Fund
and the year ended September 30	2015	2014

Transactions in Fund Shares – Class A Shares:
Shares sold	6,135,438	9,469,276
Reinvested dividends and distributions	1,272,705	992,298
Shares repurchased	(3,326,331)	(9,863,868)
Net Increase/(Decrease) in Fund Shares	4,081,812	597,706
Shares Outstanding, Beginning of Period	26,874,507	26,276,801
Shares Outstanding, End of Period	30,956,319	26,874,507
Transactions in Fund Shares – Class C Shares:
Shares sold	7,905,672	10,814,005
Reinvested dividends and distributions	1,363,968	797,863
Shares repurchased	(2,673,988)	(3,836,572)
Net Increase/(Decrease) in Fund Shares	6,595,652	7,775,296
Shares Outstanding, Beginning of Period	32,212,767	24,437,471
Shares Outstanding, End of Period	38,808,419	32,212,767
Transactions in Fund Shares – Class D Shares:
Shares sold	2,185,985	3,815,715
Reinvested dividends and distributions	2,440,776	2,037,292
Shares repurchased	(2,549,450)	(4,640,191)
Net Increase/(Decrease) in Fund Shares	2,077,311	1,212,816
Shares Outstanding, Beginning of Period	45,418,511	44,205,695
Shares Outstanding, End of Period	47,495,822	45,418,511
Transactions in Fund Shares – Class I Shares:
Shares sold	12,531,972	18,890,033
Reinvested dividends and distributions	1,914,972	1,336,773
Shares repurchased	(8,375,703)	(11,450,127)
Net Increase/(Decrease) in Fund Shares	6,071,241	8,776,679
Shares Outstanding, Beginning of Period	41,941,607	33,164,928
Shares Outstanding, End of Period	48,012,848	41,941,607
Transactions in Fund Shares – Class N Shares:
Shares sold	4,662,809	9,296,224
Reinvested dividends and distributions	2,984,364	2,390,289
Shares repurchased	(2,696,686)	(7,886,085)
Net Increase/(Decrease) in Fund Shares	4,950,487	3,800,428
Shares Outstanding, Beginning of Period	52,987,964	49,187,536
Shares Outstanding, End of Period	57,938,451	52,987,964
Transactions in Fund Shares – Class R Shares:
Shares sold	1,311,724	2,894,763
Reinvested dividends and distributions	452,846	362,365
Shares repurchased	(1,994,685)	(2,899,091)
Net Increase/(Decrease) in Fund Shares	(230,115)	358,037
Shares Outstanding, Beginning of Period	9,999,170	9,641,133
Shares Outstanding, End of Period	9,769,055	9,999,170
Transactions in Fund Shares – Class S Shares:
Shares sold	2,826,281	5,331,729
Reinvested dividends and distributions	1,401,001	1,208,498
Shares repurchased	(4,013,130)	(8,370,636)
Net Increase/(Decrease) in Fund Shares	214,152	(1,830,409)
Shares Outstanding, Beginning of Period	26,937,955	28,768,364
Shares Outstanding, End of Period	27,152,107	26,937,955

Janus Investment Fund | 39

Notes to Financial Statements (unaudited) (continued)

For the period ended March 31 (unaudited)	Janus Balanced Fund
and the year ended September 30	2015	2014

Transactions in Fund Shares – Class T Shares:
Shares sold	23,743,541	28,751,536
Reinvested dividends and distributions	8,026,740	6,317,242
Shares repurchased	(16,541,567)	(25,726,991)
Net Increase/(Decrease) in Fund Shares	15,228,714	9,341,787
Shares Outstanding, Beginning of Period	145,965,525	136,623,738
Shares Outstanding, End of Period	161,194,239	145,965,525

7.	Purchases and Sales of Investment Securities

For the period ended March 31, 2015, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

Janus Balanced Fund	$3,279,530,278	$3,521,173,930	$3,156,656,119	$2,207,435,723

8.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to March 31, 2015 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

40 | MARCH 31, 2015

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 10, 2014, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2015 through January 1 or February 1, 2016, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services
The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service

Janus Investment Fund | 41

Additional Information (unaudited) (continued)

providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed institutional competitive advantages that should be able to provide superior investment management returns over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds
The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has improved: for the 36 months ended September 30, 2014, approximately 64% of the Funds were in the top two Lipper quartiles of performance, and for the 12 months ended September 30, 2014, approximately 57% of the Funds were in the top two Lipper quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the

42 | MARCH 31, 2015

second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

Value Funds

•	For Perkins International Value Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014.

•	For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

Mathematical Funds

•	For INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH International Managed Volatility Fund (formerly named INTECH International Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund), the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for

Janus Investment Fund | 43

Additional Information (unaudited) (continued)

the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of under-performance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and in the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and that the performance trend was improving.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the first Lipper

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quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s

Janus Investment Fund | 45

Additional Information (unaudited) (continued)

underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and its limited performance history.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory agreement(s).

Costs of Services Provided
The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the mean management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

In this regard, the independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 19% below the mean total expenses of their respective Lipper Expense Group peers and 29% below the mean total expenses for their Lipper Expense Universes; (3) management fees for the Funds, on average, were 15% below the mean management fees for their Expense Groups and 20% below the mean for their Expense Universes; and (4) Janus fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered how the total expenses for each share class of each Fund compared to the mean total expenses for its Lipper Expense Group peers and to mean total expenses for its Lipper Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus

46 | MARCH 31, 2015

Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) the average spread between management fees charged to the Funds and those charged to Janus Capital’s institutional accounts is reasonable relative to the average spreads seen in the industry; and (4) the retained fee margins implied by Janus Capital’s subadvised fees when compared to its mutual fund fees are reasonable relative to retained fee margins in the industry.

The Trustees considered the fees for each Fund for its fiscal year ended in 2013, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Bond Fund, the Trustees noted that although the Fund’s total expenses were equal to or below the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

•	For Perkins International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also

Janus Investment Fund | 47

Additional Information (unaudited) (continued)

noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Mathematical Funds

•	For INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH International Managed Volatility Fund (formerly named INTECH International Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that

48 | MARCH 31, 2015

Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that, although the Fund’s total expenses were above the peer group mean for its sole share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable limit.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

Janus Investment Fund | 49

Additional Information (unaudited) (continued)

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

In this regard, the independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale
The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that their independent fee consultant had provided analysis of economies of scale during prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, the base contractual management fee rate paid by most of the Funds, before any adjustment for performance, if applicable, was below the mean contractual management fee rate of the Fund’s peer group identified by an independent data provider. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

In this regard, the independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, it could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief

50 | MARCH 31, 2015

that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital
The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

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Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was March 31, 2015. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices.

When comparing the performance of the Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Fund invested in the index.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will

52 | MARCH 31, 2015

notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or

Janus Investment Fund | 53

Useful Information About Your Fund Report (unaudited) (continued)

investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

54 | MARCH 31, 2015

Notes

Janus Investment Fund | 55

Notes

56 | MARCH 31, 2015

Notes

Janus Investment Fund | 57

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC.

Funds distributed by Janus Distributors LLC

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-0515-87740	125-24-93037 05-15

semiannual report
March 31, 2015

Janus Global Technology Fund

Janus Investment Fund

highlights

•	Portfolio management perspective
•	Investment strategy behind your fund
•	Fund performance, characteristics and holdings

            Janus Global Technology Fund

Janus Global Technology Fund (unaudited)

FUND SNAPSHOT
Our mission is to find companies that benefit from the high pace of change in technology. We believe technology markets are complex, adaptive systems that demonstrate emergent properties and inherently unpredictable changes. We construct a portfolio with special attention to downside risk that seeks to balance resilience and optionality. Combined with deep fundamental industry analysis and thoughtful valuation and scenario analysis, we seek to invest in stocks that have the potential to outperform without relying on difficult predictions about the future.
Brinton Johns co-portfolio manager	Brad Slingerlend co-portfolio manager

PERFORMANCE

Janus Global Technology Fund’s Class T Shares returned 9.08% over the six-month period ended March 31, 2015. The Fund’s primary benchmark, the S&P 500 Index, returned 5.93%, and its secondary benchmark, the MSCI All Country World Information Technology Index, returned 6.78% during the period.

MARKET ENVIRONMENT

Volatility returned to global equity markets during the early part of the period, driven by a collapse in crude oil prices and a surging U.S. dollar. The fall in crude gave investors concern over global growth prospects, and the strong dollar was considered to be a potential threat to earnings of U.S. multinationals. Monetary easing in China and Japan, followed by the European Central Bank’s foray into quantitative easing, helped calm investors’ nerves, which pushed major indices higher for much of the rest of the period.

Technology stocks, as measured by the MSCI All Country World Information Technology Index, largely outpaced broader indices for the period. Among the best performing subsectors were home entertainment software, followed by data processing and outsourced services. Systems software along with IT consulting and other services were the two lone subsectors to register negative performance. Merger and acquisition (M&A) activity remained healthy with some of our leading contributors participating in industry consolidation. More specifically, we are seeing M&A activity in market segments such as semiconductors that are experiencing slowing growth and, consequently, diminishing needs to invest heavily in groundbreaking research and development. Reallocating budget away from capital-intensive research activity and toward takeovers may be a plausible way to generate future growth for these legacy companies.

PERFORMANCE DISCUSSION

Since we believe technology markets are complex, we construct a portfolio with special attention to downside risk that seeks to balance resilience and optionality. We believe our focus on less-volatile stocks than the secondary benchmark’s holdings and in companies that can benefit from the high pace of change in technology can provide superior performance longer term.

On a relative basis, our selection of semiconductor and application software stocks contributed most to relative performance. Our Internet software and services holdings, led by leading detractor Google, weighed most on performance, followed by our lack of exposure to data processing and outsources services, which was a strong contributor to the benchmark.

Apple contributed the most to performance. The electronic-device company benefited from positive sentiment in the aftermath of its astounding fourth quarter earnings results, which was the first full quarter in which the highly popular iPhone 6 was available. In February, the company’s stock reached a new record, pushing its market capitalization above $700 billion. March saw a slight retracement in the stock price, but, as evidenced by the iPhone 6’s rollout, we believe the company’s continued strength in combining hardware, software and services act as an important differentiator from competitors. While we have confidence in Apple’s product line, management’s ability to grow its ecosystem and its commitment to increasing shareholder value, given its massive representation in the benchmark, we are underweight the stock.

Another stock to benefit from a consensus-beating earnings report was Freescale Semiconductor. At the same time, the company raised guidance for the first quarter. In March it was announced that the company would merge with NXP Semiconductors, creating a powerhouse in the automotive segment. Even before the

Janus Investment Fund | 1

Janus Global Technology Fund (unaudited)

transaction’s announcement, we believed that Freescale was well positioned in attractive end markets such as automotive, communications infrastructure and industrials.

Electronic components maker Belden registered strong gains as investors were receptive to a recent takeover. In December the company announced its acquisition of Tripwire, a software security company concentrating on monitoring network traffic. Management stated that it sees synergies selling Tripwire’s services into markets where Belden already has a presence.

Internet giant Google endured a tough late 2014, and despite seeing shares recover in early 2015, the company remained a leading detractor to Fund performance. Google endured a bout of headline risk, mainly emanating from Europe as regulators complained about its purported market power. Despite these perceived risks, we remain excited about owning the company, perhaps more so than in a long time. This is in part due to its strong position in the mobile search market, which is augmented by its Android mobile device software. The 2015 rebound may be indicative that investors recognize that last autumn’s underperformance may have been overdone. Other catalysts recently driving the stock were a slightly better than expected earnings report and the appointment of a new chief financial officer who the company lured away from Morgan Stanley.

Hardware provider EMC Corp suffered from weakness in a key business segment, namely on-premises enterprise IT spending. Also, investors had hoped that the company would take steps to split itself up, a move which does not seem to be within its near-term plans. Another detractor was software giant Microsoft. Personal computer sales remain under pressure and the company revised earnings guidance to the downside.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for derivatives used by the Fund.

OUTLOOK

We are witnessing an apparent bifurcation of technology stocks between highly valued, fast-growing companies and legacy firms attempting to adapt to a rapidly changing landscape. Among the fast growers, we remain positive on the long-term prospects of companies offering cloud-based solutions, especially now that the value proposition of off-premises services has been largely accepted. It has long been clear that the earnings growth of many large-cap giants has slowed as markets mature and user demand transitions to new, often cloud-based or mobile, platforms. In addition to attempting to reinvent their businesses, managers of legacy companies have also resorted to increasing value by implementing shareholder-friendly capital allocation strategies, either by returning cash to shareholders or through value-building acquisitions.

We continue to monitor advances in the Internet of Things (IoT), which we expect could be as transformational as the introduction of the Internet itself. Driving developments are inexpensive sensors, ubiquitous connectivity and breakthroughs in analytics. Governments are leading the charge, in part due to them being accustomed to investing in systems whose near-term benefits are difficult to quantify. It may be fortuitous that public institutions are early adapters of IoT, as this could lead to the creation of massive data sets, which will catalyze novel applications in the private sector.

While we recognize the promise of innovative companies, we believe that many trade at multiples difficult to justify. When compared to the rich valuations of late-stage privately held companies, however, many small-cap firms may be attractive acquisition candidates. We constantly canvass the sector for such potential targets. Valuations of legacy firms face questions as well since we consider the downside risk to earnings growth potentially underpriced. Still, we are identifying opportunities for investing in large-cap companies that, in our view, have the best chance of adapting to the demands of a shifting marketplace.

Thank you for your investment in Janus Global Technology Fund.

2 | MARCH 31, 2015

(unaudited)

Janus Global Technology Fund At A Glance

5 Top Performers – Holdings

Contribution

Apple, Inc.	2.70%
Freescale Semiconductor, Ltd.	0.96%
Belden, Inc.	0.80%
TE Connectivity, Ltd. (U.S. Shares)	0.67%
Oracle Corp.	0.52%

5 Bottom Performers – Holdings

Contribution

Google, Inc. – Class C	–0.49%
EMC Corp.	–0.45%
Microsoft Corp.	–0.42%
Stratasys, Ltd.	–0.25%
ChannelAdvisor Corp.	–0.24%

5 Top Performers – Sectors*

		Fund Weighting	S&P 500®
	Fund Contribution	(Average % of Equity)	Index Weighting

Information Technology	3.64%	83.44%	19.67%
Energy	1.88%	0.00%	8.54%
Telecommunication Services	0.26%	0.35%	2.35%
Industrials	0.25%	1.85%	10.36%
Materials	0.24%	0.00%	3.25%

5 Bottom Performers – Sectors*

		Fund Weighting	S&P 500®
	Fund Contribution	(Average % of Equity)	Index Weighting

Health Care	–1.25%	0.54%	14.50%
Consumer Discretionary	–0.74%	7.69%	12.03%
Financials	–0.33%	4.53%	16.34%
Consumer Staples	–0.28%	0.07%	9.81%
Other**	–0.07%	1.53%	0.00%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

Janus Investment Fund | 3

Janus Global Technology Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of March 31, 2015

Google, Inc. – Class C Internet Software & Services	8.6%
Apple, Inc. Technology Hardware, Storage & Peripherals	7.9%
Oracle Corp. Software	4.6%
ARM Holdings PLC Semiconductor & Semiconductor Equipment	4.5%
QUALCOMM, Inc. Communications Equipment	3.7%

29.3%

Asset Allocation – (% of Net Assets)
As of March 31, 2015

Emerging markets comprised 9.3% of total net assets.

*Includes Securities Sold Short of (0.6)% and Other of (4.6)%.

Top Country Allocations – Long Positions (% of Investment Securities)
As of March 31, 2015

As of September 30, 2014

4 | MARCH 31, 2015

(unaudited)

Performance

						Expense Ratios –
Average Annual Total Return – for the periods ended March 31, 2015						per the January 28, 2015 prospectuses
	Fiscal	One	Five	Ten	Since	Total Annual Fund
	Year-to-Date	Year	Year	Year	Inception*	Operating Expenses

Janus Global Technology Fund – Class A Shares
NAV	8.96%	13.21%	14.12%	11.12%	6.77%	1.11%
MOP	2.68%	6.71%	12.78%	10.46%	6.38%

Janus Global Technology Fund – Class C Shares
NAV	8.55%	12.37%	13.31%	10.34%	6.00%	1.82%
CDSC	7.64%	11.43%	13.31%	10.34%	6.00%

Janus Global Technology Fund – Class D Shares(1)	9.06%	13.42%	14.36%	11.27%	6.93%	0.88%

Janus Global Technology Fund – Class I Shares	9.12%	13.55%	14.44%	11.24%	6.91%	0.82%

Janus Global Technology Fund – Class S Shares	8.93%	13.12%	14.02%	10.98%	6.63%	1.20%

Janus Global Technology Fund – Class T Shares	9.08%	13.35%	14.31%	11.24%	6.91%	0.95%

S&P 500® Index	5.93%	12.73%	14.47%	8.01%	5.20%

MSCI All Country World Information Technology Index	6.78%	15.94%	12.23%	8.60%	3.34%

MSCI World Information Technology Index	6.26%	16.13%	12.36%	8.45%	2.95%

Morningstar Quartile – Class T Shares	–	2nd	2nd	2nd	2nd

Morningstar Ranking – based on total return for Technology Funds	–	82/211	90/203	61/195	54/129

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

See important disclosures on the next page.

Janus Investment Fund | 5

Janus Global Technology Fund (unaudited)

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Foreign securities are subject to additional risks including currency fluctuations, political and economic uncertainty, increased volatility and differing financial and information reporting standards, all of which are magnified in emerging markets.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics.

© 2015 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

Effective January 28, 2015, the Fund’s secondary benchmark index changed from the MSCI World Information Technology Index to the MSCI All Country World Information Technology Index. Janus Capital believes that the change provides a more appropriate comparison for the Fund’s investment strategy.

See “Useful Information About Your Fund Report.”

*	The Fund’s inception date – December 31, 1998
(1)	Closed to new investors.

6 | MARCH 31, 2015

(unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(10/1/14)	(3/31/15)	(10/1/14 - 3/31/15)†	(10/1/14)	(3/31/15)	(10/1/14 - 3/31/15)†	(10/1/14 - 3/31/15)

Class A Shares	$1,000.00	$1,089.60	$5.63	$1,000.00	$1,019.55	$5.44	1.08%

Class C Shares	$1,000.00	$1,085.50	$9.41	$1,000.00	$1,015.91	$9.10	1.81%

Class D Shares	$1,000.00	$1,090.60	$4.69	$1,000.00	$1,020.44	$4.53	0.90%

Class I Shares	$1,000.00	$1,091.20	$4.17	$1,000.00	$1,020.94	$4.03	0.80%

Class S Shares	$1,000.00	$1,089.30	$6.25	$1,000.00	$1,018.95	$6.04	1.20%

Class T Shares	$1,000.00	$1,090.80	$4.95	$1,000.00	$1,020.19	$4.78	0.95%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund | 7

Janus Global Technology Fund

Schedule of Investments (unaudited)

As of March 31, 2015

Shares		Value
Common Stocks – 99.0%
Automobiles – 0.2%
10,412	Tesla Motors, Inc.*,#	$1,965,473
Communications Equipment – 4.4%
272,931	CommScope Holding Co., Inc.*	7,789,451
600,377	QUALCOMM, Inc.	41,630,141

		49,419,592
Consumer Finance – 1.9%
276,174	American Express Co.	21,574,713
Electrical Equipment – 1.0%
173,738	Sensata Technologies Holding NV*	9,981,248
21,724	SolarCity Corp.*,#	1,114,007

		11,095,255
Electronic Equipment, Instruments & Components – 8.9%
450,324	Amphenol Corp. – Class A	26,537,593
258,954	Belden, Inc.	24,227,736
717,748	National Instruments Corp.	22,996,646
358,856	TE Connectivity, Ltd. (U.S. Shares)	25,701,267

		99,463,242
Health Care Technology – 0.3%
29,779	athenahealth, Inc.*,#	3,555,315
Household Durables – 0.5%
215,600	Sony Corp.*	5,764,715
Information Technology Services – 2.4%
171,066	Amdocs, Ltd. (U.S. Shares)	9,305,990
99,119	Cognizant Technology Solutions Corp. – Class A*	6,184,035
131,660	Gartner, Inc.*	11,039,691

		26,529,716
Internet & Catalog Retail – 3.2%
17,153	Amazon.com, Inc.*	6,382,631
146,730	Ctrip.com International, Ltd. (ADR)*	8,601,313
130,217	MakeMyTrip, Ltd.*	2,859,565
17,171	Netflix, Inc.*	7,154,984
7,734	Priceline Group, Inc.*	9,003,536
52,213	Qunar Cayman Islands, Ltd. (ADR)*,#	2,153,786

		36,155,815
Internet Software & Services – 20.6%
95,240	Alibaba Group Holding, Ltd. (ADR)*,#	7,927,778
144,016	Box, Inc. – Class A*	2,844,316
612,829	Care.com, Inc.*,#	4,645,244
360,599	ChannelAdvisor Corp.*,#	3,494,204
154,678	Coupons.com, Inc.*,#	1,815,920
93,795	Demandware, Inc.*,#	5,712,115
447,343	Endurance International Group Holdings, Inc.*,#	8,526,357
35,027	Equinix, Inc.	8,156,037
305,244	Facebook, Inc. – Class A*	25,095,635
176,150	Google, Inc. – Class C*	96,530,200
207,680	HomeAway, Inc.*	6,265,706
19,705	LinkedIn Corp. – Class A*	4,923,491
58,106	MercadoLibre, Inc.#	7,119,147
369,848	Okta, Inc.*,§	4,387,063
115,799	Shutterstock, Inc.*,#	7,951,917
597,900	Tencent Holdings, Ltd.	11,303,445
119,120	Twitter, Inc.*	5,965,530
159,478	Yandex NV – Class A*	2,418,484
305,208	Youku Tudou, Inc. (ADR)*,#	3,815,100
120,849	Zillow Group, Inc. – Class A*,#	12,121,155

		231,018,844
Media – 3.6%
240,648	Comcast Corp. – Class A	13,589,393
95,779	Time Warner Cable, Inc.	14,355,356
116,119	Walt Disney Co.	12,179,722

		40,124,471
Professional Services – 0.9%
68,309	Corporate Executive Board Co.	5,455,157
44,566	IHS, Inc. – Class A*	5,069,828

		10,524,985
Real Estate Investment Trusts (REITs) – 2.9%
352,253	American Tower Corp.	33,164,620
Semiconductor & Semiconductor Equipment – 12.9%
3,100,336	ARM Holdings PLC	50,753,473
1,278,638	Atmel Corp.	10,523,191
82,371	Avago Technologies, Ltd.	10,459,469
257,526	Freescale Semiconductor, Ltd.*	10,496,760
228,883	Intersil Corp. – Class A	3,277,604
55,423	KLA-Tencor Corp.	3,230,607
140,091	Microchip Technology, Inc.	6,850,450
106,884	NVIDIA Corp.	2,236,548
856,084	ON Semiconductor Corp.*	10,367,177
74,235	Silicon Laboratories, Inc.*	3,768,911
159,104	SK Hynix, Inc.	6,506,507
5,689,999	Taiwan Semiconductor Manufacturing Co., Ltd.	26,401,951

		144,872,648
Software – 19.9%
128,823	ANSYS, Inc.*	11,360,900
188,929	Apptio, Inc.*,§	4,287,668
212,341	AVEVA Group PLC	4,645,227
171,404	Blackbaud, Inc.	8,121,122
1,165,054	Cadence Design Systems, Inc.*	21,483,596
159,352	Informatica Corp.*	6,988,382
770,370	Microsoft Corp.	31,319,392
94,108	NetSuite, Inc.*,#	8,729,458
135,118	NICE Systems, Ltd. (ADR)	8,232,740
71,960	Nintendo Co., Ltd.	10,591,458
1,207,458	Oracle Corp.†	52,101,813
233,889	PROS Holdings, Inc.*	5,779,397
264,359	RealPage, Inc.*	5,324,190
115,682	ServiceNow, Inc.*	9,113,428
102,939	Solera Holdings, Inc.	5,317,829
127,333	SS&C Technologies Holdings, Inc.	7,932,846
28,381	Tyler Technologies, Inc.*	3,420,762
51,613	Ultimate Software Group, Inc.*	8,771,887
62,586	Workday, Inc. – Class A*	5,282,884
198,822	Zendesk, Inc.*	4,511,271

		223,316,250
Technology Hardware, Storage & Peripherals – 15.0%
712,748	Apple, Inc.†	88,687,233
1,400,621	EMC Corp.	35,799,873
25,054	Samsung Electronics Co., Ltd.	32,484,884
54,001	Seagate Technology PLC	2,809,672

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8 | MARCH 31, 2015

Schedule of Investments (unaudited)

As of March 31, 2015

Shares		Value
Technology Hardware, Storage & Peripherals – (continued)
52,054	Stratasys, Ltd.*,#	$2,747,410
66,697	Western Digital Corp.	6,070,094

		168,599,166
Wireless Telecommunication Services – 0.4%
271,587	RingCentral, Inc. – Class A*	4,163,429

Total Common Stocks (cost $864,800,121)		1,111,308,249
Investment Companies – 6.2%
Investments Purchased with Cash Collateral from Securities Lending – 5.1%
57,483,484	Janus Cash Collateral Fund LLC, 0.1041%°°,£	57,483,484
Money Markets – 1.1%
11,546,841	Janus Cash Liquidity Fund LLC, 0.1097%°°,£	11,546,841

Total Investment Companies (cost $69,030,325)		69,030,325
Total Investments (total cost $933,830,446) – 105.2%		1,180,338,574
Securities Sold Short – (0.6)%
Common Stocks Sold Short – (0.6)%
Commercial Services & Supplies – (0.1)%
34,230	ADT Corp.	(1,421,230)
Communications Equipment – (0.1)%
16,041	Arista Networks, Inc.*	(1,131,372)
Household Durables – (0.2)%
113,200	Nikon Corp.	(1,786,135)
Semiconductor & Semiconductor Equipment – (0.1)%
20,723	Synaptics, Inc.*	(1,684,883)
Software – (0.1)%
113,685	MobileIron, Inc.*	(1,052,723)

Total Securities Sold Short (proceeds $6,200,642)		(7,076,343)
Liabilities, net of Cash, Receivables and Other Assets – (4.6)%		(51,042,346)

Net Assets – 100%		$1,122,219,885

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

United States	$995,878,148	84.4%
United Kingdom	55,398,700	4.7
South Korea	38,991,391	3.3
China	33,801,422	2.9
Taiwan	26,401,951	2.2
Japan	16,356,173	1.4
Israel	8,232,740	0.7
India	2,859,565	0.2
Russia	2,418,484	0.2

Total	$1,180,338,574	100.0%

Summary of Investments by Country – (Short Positions) (unaudited)

		% of Securities
Country	Value	Sold Short

United States	$(5,290,208)	74.8%
Japan	(1,786,135)	25.2

Total	$(7,076,343)	100.0%

Schedule of Forward Currency Contracts, Open

			Unrealized
	Currency	Currency	Appreciation/
Counterparty/Currency and Settlement Date	Units Sold	Value	(Depreciation)

Bank of America:
British Pound 4/16/15	1,870,000	$2,773,288	$21,876
Japanese Yen 4/16/15	383,455,000	3,198,369	(32,028)

		5,971,657	(10,152)

Credit Suisse International:
British Pound 4/9/15	3,452,000	5,119,725	192,626
Japanese Yen 4/9/15	248,500,000	2,072,467	9,653

		7,192,192	202,279

HSBC Securities (USA), Inc.:
British Pound 4/9/15	1,490,000	2,209,846	62,121
Japanese Yen 4/9/15	270,000,000	2,251,775	(7,628)

		4,461,621	54,493

JPMorgan Chase & Co.:
British Pound 4/16/15	880,000	1,305,077	(1,274)
Japanese Yen 4/16/15	53,000,000	442,069	2,797

		1,747,146	1,523

RBC Capital Markets Corp.:
British Pound 4/16/15	1,565,000	2,320,960	(3,821)
Japanese Yen 4/16/15	381,300,000	3,180,394	(27,852)

		5,501,354	(31,673)

Total		$24,873,970	$216,470

Schedule of OTC Written Options – Puts

Counterparty/Reference Asset	Value

Credit Suisse International:
Priceline Group, Inc. expires April 2015 10 contracts exercise price $1,040.00	$(745)
Tesla Motors, Inc. expires June 2015 119 contracts exercise price $185.00	(175,182)

Total OTC Written Options – Puts (premiums received $230,165)	$(175,927)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund | 9

Notes to Schedule of Investments and Other Information (unaudited)

MSCI All Country World Information Technology Index	Measures the performance of information technology stocks from developed and emerging markets. The index includes reinvestment of dividends, net of foreign withholding taxes.

MSCI World Information Technology Index	A capitalization weighted index that monitors the performance of information technology stocks from developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.

S&P 500® Index	Measures broad U.S. equity performance.

ADR	American Depositary Receipt

LLC	Limited Liability Company

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American stock exchange.

*	Non-income producing security.

†	A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of March 31, 2015, is noted below.

Fund	Aggregate Value

Janus Global Technology Fund	$27,447,130

°°	Rate shown is the 7-day yield as of March 31, 2015.

#	Loaned security; a portion of the security is on loan at March 31, 2015.

§	Schedule of Restricted and Illiquid Securities (as of March 31, 2015)

	Acquisition	Acquisition		Value as a
	Date	Cost	Value	% of Net Assets

Janus Global Technology Fund
Apptio, Inc.	5/2/13	$4,287,668	$4,287,668	0.4%
Okta, Inc.	5/23/14	4,387,063	4,387,063	0.4

Total		$8,674,731	$8,674,731	0.8%

The Fund has registration rights for certain restricted securities held as of March 31, 2015. The issuer incurs all registration costs.

£	The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Fund’s relative ownership, the following securities were considered affiliated companies for all or some portion of the period ended March 31, 2015. Unless otherwise indicated, all information in the table is for the period ended March 31, 2015.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 9/30/14	Purchases	Sales	at 3/31/15	Gain/(Loss)	Income	at 3/31/15

Janus Global Technology Fund
Janus Cash Collateral Fund LLC	57,871,589	166,330,492	(166,718,597)	57,483,484	$–	$207,502(1)	$57,483,484
Janus Cash Liquidity Fund LLC	31,761,750	65,144,166	(85,359,075)	11,546,841	–	5,315	11,546,841

Total					$–	$212,817	$69,030,325

(1)	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

10 | MARCH 31, 2015

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2015. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of March 31, 2015)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Janus Global Technology Fund
Assets
Investments in Securities:
Common Stocks
Household Durables	$–	$5,764,715	$–
Internet Software & Services	215,328,336	11,303,445	4,387,063
Semiconductor & Semiconductor Equipment	61,210,717	83,661,931	–
Software	203,791,897	15,236,685	4,287,668
Technology Hardware, Storage & Peripherals	136,114,282	32,484,884	–
All Other	337,736,626	–	–

Investment Companies	–	69,030,325	–

Total Investments in Securities	$954,181,858	$217,481,985	$8,674,731

Other Financial Instruments(a):
Forward Currency Contracts	$–	$289,073	$–

Total Assets	$954,181,858	$217,771,058	$8,674,731

Liabilities
Investments in Securities Sold Short:
Common Stocks
Household Durables	$–	$1,786,135	$–
All Other	5,290,208	–	–

Total Investments in Securities Sold Short	$5,290,208	$1,786,135	$–

Other Financial Instruments(a):
Forward Currency Contracts	$–	$72,603	$–
Options Written, at Value	–	175,927	–

Total Liabilities	$5,290,208	$2,034,665	$–

(a)	Other financial instruments include forward currency, futures, written options, and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options and swap contracts are reported at their market value at measurement date.

Janus Investment Fund | 11

Statement of Assets and Liabilities

As of March 31, 2015 (unaudited)	Janus Global Technology Fund

Assets:
Investments, at cost	$933,830,446
Unaffiliated investments, at value(1)	$1,111,308,249
Affiliated investments, at value	69,030,325
Cash	699
Restricted cash (Note 1)	300,000
Deposits with broker for short sales	6,200,642
Forward currency contracts	289,073
Closed foreign currency contracts	14,028
Non-interested Trustees’ deferred compensation	22,048
Receivables:
Fund shares sold	372,645
Dividends	601,945
Dividends from affiliates	1,113
Foreign dividend tax reclaim	255,745
Other assets	8,897
Total Assets	1,188,405,409
Liabilities:
Collateral for securities loaned (Note 3)	57,483,484
Short sales, at value(2)	7,076,343
Forward currency contracts	72,603
Closed foreign currency contracts	7,856
Options written, at value(3)	175,927
Payables:
Fund shares repurchased	269,047
Advisory fees	617,229
Fund administration fees	9,644
Transfer agent fees and expenses	250,191
12b-1 Distribution and shareholder servicing fees	8,150
Non-interested Trustees’ fees and expenses	6,636
Non-interested Trustees’ deferred compensation fees	22,048
Accrued expenses and other payables	186,366
Total Liabilities	66,185,524
Net Assets	$1,122,219,885

See footnotes at the end of the Statement.
See Notes to Financial Statements.

12 | MARCH 31, 2015

As of March 31, 2015 (unaudited)	Janus Global Technology Fund

Net Assets Consist of:
Capital (par value and paid-in surplus)	$809,303,682
Undistributed net investment income/(loss)	692,368
Undistributed net realized gain/(loss) from investments and foreign currency transactions	66,378,134
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	245,845,701
Total Net Assets	$1,122,219,885
Net Assets - Class A Shares	$10,646,571
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	477,508
Net Asset Value Per Share(4)	$22.30
Maximum Offering Price Per Share(5)	$23.66
Net Assets - Class C Shares	$4,231,961
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	199,807
Net Asset Value Per Share(4)	$21.18
Net Assets - Class D Shares	$742,193,502
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	32,837,142
Net Asset Value Per Share	$22.60
Net Assets - Class I Shares	$19,969,006
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	878,687
Net Asset Value Per Share	$22.73
Net Assets - Class S Shares	$3,054,619
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	138,157
Net Asset Value Per Share	$22.11
Net Assets - Class T Shares	$342,124,226
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	15,185,529
Net Asset Value Per Share	$22.53

(1)	Includes $56,197,642 of securities on loan. See Note 3 in Notes to Financial Statements.
(2)	Proceeds $6,200,642.
(3)	Premiums received $230,165.
(4)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(5)	Maximum offering price is computed at 100/94.25 of net asset value.
See Notes to Financial Statements.

Janus Investment Fund | 13

Statement of Operations

For the period ended March 31, 2015 (unaudited)	Janus Global Technology Fund

Investment Income:
Affiliated securities lending income, net	$207,502
Interest proceeds from short sales	641
Dividends	5,530,015
Dividends from affiliates	5,315
Foreign tax withheld	(24,462)
Total Investment Income	5,719,011
Expenses:
Advisory fees	3,475,324
12b-1 Distribution and shareholder servicing fees:
Class A Shares	11,917
Class C Shares	17,872
Class S Shares	3,429
Transfer agent administrative fees and expenses:
Class D Shares	433,714
Class S Shares	3,429
Class T Shares	411,043
Transfer agent networking and omnibus fees:
Class A Shares	5,866
Class C Shares	1,702
Class I Shares	8,870
Other transfer agent fees and expenses:
Class A Shares	613
Class C Shares	277
Class D Shares	149,910
Class I Shares	387
Class S Shares	54
Class T Shares	4,150
Shareholder reports expense	174,963
Registration fees	47,248
Custodian fees	13,954
Professional fees	33,154
Non-interested Trustees’ fees and expenses	12,446
Short sales dividend expense	36,317
Stock loan fees	47,899
Fund administration fees	44,998
Other expenses	32,488
Total Expenses	4,972,024
Net Expenses	4,972,024
Net Investment Income/(Loss)	746,987
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	66,289,871
Short sales	479,540
Written options contracts	255,912
Total Net Realized Gain/(Loss) on Investments	67,025,323
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	27,072,108
Short sales	(772,672)
Written options contracts	54,238
Total Change in Unrealized Net Appreciation/Depreciation	26,353,674
Net Increase/(Decrease) in Net Assets Resulting from Operations	$94,125,984

See Notes to Financial Statements.

14 | MARCH 31, 2015

Statements of Changes in Net Assets

	Janus Global
	Technology Fund
For the period ended March 31 (unaudited) and the year ended September 30	2015	2014

Operations:
Net investment income/(loss)	$746,987	$1,027,478
Net realized gain/(loss) on investments	67,025,323	163,636,400
Change in unrealized net appreciation/depreciation	26,353,674	(25,671,126)
Net Increase/(Decrease) in Net Assets Resulting from Operations	94,125,984	138,992,752
Dividends and Distributions to Shareholders:
Net Investment Income
Class A Shares	–	–
Class C Shares	–	–
Class D Shares	(761,155)	–
Class I Shares	(35,565)	–
Class S Shares	–	–
Class T Shares	(204,075)	–
Net Realized Gain from Investment Transactions
Class A Shares	(1,359,893)	(492,418)
Class C Shares	(520,994)	(201,608)
Class D Shares	(108,947,034)	(50,487,334)
Class I Shares	(2,719,239)	(846,669)
Class S Shares	(420,773)	(135,582)
Class T Shares	(50,040,139)	(22,268,656)
Net Decrease from Dividends and Distributions to Shareholders	(165,008,867)	(74,432,267)
Capital Share Transactions:
Shares Sold
Class A Shares	2,524,412	3,101,666
Class C Shares	1,418,831	1,115,525
Class D Shares	17,346,672	28,086,194
Class I Shares	3,623,629	10,127,562
Class S Shares	755,726	1,398,708
Class T Shares	32,338,523	53,570,136
Reinvested Dividends and Distributions
Class A Shares	1,178,971	432,165
Class C Shares	454,052	176,738
Class D Shares	107,571,968	49,453,122
Class I Shares	2,488,291	713,164
Class S Shares	420,773	135,582
Class T Shares	49,187,854	21,777,646
Shares Repurchased
Class A Shares	(1,091,442)	(1,219,499)
Class C Shares	(441,596)	(535,853)
Class D Shares	(41,173,906)	(72,500,964)
Class I Shares	(2,347,686)	(3,922,156)
Class S Shares	(294,830)	(509,005)
Class T Shares	(34,334,104)	(60,928,361)
Net Increase/(Decrease) from Capital Share Transactions	139,626,138	30,472,370
Net Increase/(Decrease) in Net Assets	68,743,255	95,032,855
Net Assets:
Beginning of period	1,053,476,630	958,443,775
End of period	$1,122,219,885	$1,053,476,630

Undistributed Net Investment Income/(Loss)	$692,368	$946,176

See Notes to Financial Statements.

Janus Investment Fund | 15

Financial Highlights

Class A Shares

For a share outstanding during the period ended March 31,
2015 (unaudited), each year or period ended September 30 and	Janus Global Technology Fund
the period ended October 31, 2009	2015	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$24.21	$22.84	$18.47	$15.05	$15.25	$12.56	$10.96
Income/(Loss) from Investment Operations:
Net investment income/(loss)	–(3)(4)	(0.02)(3)	0.01	(0.03)	(0.02)	(0.03)	0.01
Net gain/(loss) on investments (both realized and unrealized)	1.94	3.18	4.43	3.45	(0.18)	2.72	1.59
Total from Investment Operations	1.94	3.16	4.44	3.42	(0.20)	2.69	1.60
Less Distributions:
Dividends (from net investment income)	–	–	–	–	–	–	–
Distributions (from capital gains)	(3.85)	(1.79)	(0.07)	–	–	–	–
Redemption fees	N/A	N/A	N/A	–(5)	–(5)	–(5)	–
Total Distributions	(3.85)	(1.79)	(0.07)	–	–	–	–
Net Asset Value, End of Period	$22.30	$24.21	$22.84	$18.47	$15.05	$15.25	$12.56
Total Return*	8.96%	14.49%	24.11%	22.72%	(1.31)%	21.42%	14.60%
Net Assets, End of Period (in thousands)	$10,647	$8,617	$5,849	$3,550	$2,150	$1,273	$232
Average Net Assets for the Period (in thousands)	$9,560	$7,596	$4,439	$3,262	$2,070	$818	$88
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets**	1.08%	1.11%	1.09%	1.18%	1.12%	1.26%	1.07%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets**	1.08%	1.11%	1.09%	1.18%	1.11%	1.26%	0.99%
Ratio of Net Investment Income/(Loss) to Average Net Assets**	(0.04)%	(0.08)%	(0.10)%	(0.35)%	(0.39)%	(0.66)%	(0.45)%
Portfolio Turnover Rate	18%	57%	36%	49%	89%	70%	111%

Class C Shares

For a share outstanding during the period ended March 31,
2015 (unaudited), each year or period ended September 30 and	Janus Global Technology Fund
the period ended October 31, 2009	2015	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$23.26	$22.16	$18.04	$14.79	$15.12	$12.53	$10.96
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.08)(3)	(0.18)(3)	(0.02)	(0.16)	(0.11)	(0.09)	–(4)
Net gain/(loss) on investments (both realized and unrealized)	1.85	3.07	4.21	3.41	(0.22)	2.68	1.57
Total from Investment Operations	1.77	2.89	4.19	3.25	(0.33)	2.59	1.57
Less Distributions:
Dividends (from net investment income)	–	–	–	–	–	–	–
Distributions (from capital gains)	(3.85)	(1.79)	(0.07)	–	–	–	–
Redemption fees	N/A	N/A	N/A	–(5)	–(5)	–(5)	–
Total Distributions	(3.85)	(1.79)	(0.07)	–	–	–	–
Net Asset Value, End of Period	$21.18	$23.26	$22.16	$18.04	$14.79	$15.12	$12.53
Total Return*	8.55%	13.67%	23.29%	21.97%	(2.18)%	20.67%	14.32%
Net Assets, End of Period (in thousands)	$4,232	$3,031	$2,152	$1,234	$995	$613	$36
Average Net Assets for the Period (in thousands)	$3,584	$2,672	$1,506	$1,063	$1,037	$441	$14
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets**	1.81%	1.82%	1.82%	1.99%	1.84%	1.98%	1.82%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets**	1.81%	1.82%	1.81%	1.99%	1.84%	1.98%	1.75%
Ratio of Net Investment Income/(Loss) to Average Net Assets**	(0.78)%	(0.81)%	(0.83)%	(1.17)%	(1.11)%	(1.35)%	(1.20)%
Portfolio Turnover Rate	18%	57%	36%	49%	89%	70%	111%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Per share amounts are calculated based on average shares outstanding during the year or period.
(4)	Less than $0.005 on a per share basis.
(5)	Redemption fees aggregated less than $0.005 on a per share basis. Redemption fees were eliminated effective April 2, 2012.

See Notes to Financial Statements.

16 | MARCH 31, 2015

Class D Shares

For a share outstanding during the period ended
March 31, 2015 (unaudited) and each year or period	Janus Global Technology Fund
ended September 30	2015	2014	2013	2012	2011	2010(1)

Net Asset Value, Beginning of Period	$24.49	$23.04	$18.60	$15.10	$15.29	$13.46
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.02(2)	0.03(2)	0.02	–(3)	–(3)	0.02
Net gain/(loss) on investments (both realized and unrealized)	1.97	3.21	4.49	3.50	(0.19)	1.81
Total from Investment Operations	1.99	3.24	4.51	3.50	(0.19)	1.83
Less Distributions:
Dividends (from net investment income)	(0.03)	–	–	–	–	–
Distributions (from capital gains)	(3.85)	(1.79)	(0.07)	–	–	–
Redemption fees	N/A	N/A	N/A	–(4)	–(4)	–(4)
Total Distributions	(3.88)	(1.79)	(0.07)	–	–	–
Net Asset Value, End of Period	$22.60	$24.49	$23.04	$18.60	$15.10	$15.29
Total Return*	9.06%	14.73%	24.31%	23.18%	(1.24)%	13.60%
Net Assets, End of Period (in thousands)	$742,194	$705,264	$655,911	$574,770	$507,871	$546,899
Average Net Assets for the Period (in thousands)	$724,842	$699,807	$596,429	$562,124	$603,592	$526,770
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets**	0.90%	0.88%	0.92%	0.94%	0.91%	1.08%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets**	0.90%	0.88%	0.92%	0.94%	0.91%	1.08%
Ratio of Net Investment Income/(Loss) to Average Net Assets**	0.16%	0.12%	0.06%	(0.12)%	(0.22)%	(0.39)%
Portfolio Turnover Rate	18%	57%	36%	49%	89%	70%

Class I Shares

For a share outstanding during the period ended March 31,
2015 (unaudited), each year or period ended September 30	Janus Global Technology Fund
and the period ended October 31, 2009	2015	2014	2013	2012	2011	2010(5)	2009(6)

Net Asset Value, Beginning of Period	$24.62	$23.13	$18.66	$15.15	$15.32	$12.57	$10.96
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.03(2)	0.05(2)	0.04	–(3)	–(3)	–(3)	–(3)
Net gain/(loss) on investments (both realized and unrealized)	1.98	3.23	4.50	3.51	(0.17)	2.74	1.61
Total from Investment Operations	2.01	3.28	4.54	3.51	(0.17)	2.74	1.61
Less Distributions:
Dividends (from net investment income)	(0.05)	–	–	–	–	–	–
Distributions (from capital gains)	(3.85)	(1.79)	(0.07)	–	–	–	–
Redemption fees	N/A	N/A	N/A	–(4)	–(4)	0.01	–
Total Distributions	(3.90)	(1.79)	(0.07)	–	–	0.01	–
Net Asset Value, End of Period	$22.73	$24.62	$23.13	$18.66	$15.15	$15.32	$12.57
Total Return*	9.12%	14.84%	24.40%	23.17%	(1.11)%	21.88%	14.69%
Net Assets, End of Period (in thousands)	$19,969	$17,322	$9,679	$7,737	$6,562	$5,959	$973
Average Net Assets for the Period (in thousands)	$18,548	$13,502	$8,188	$7,067	$7,506	$1,876	$123
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets**	0.80%	0.82%	0.81%	0.92%	0.87%	1.10%	0.85%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets**	0.80%	0.82%	0.81%	0.92%	0.86%	1.10%	0.63%
Ratio of Net Investment Income/(Loss) to Average Net Assets**	0.25%	0.21%	0.16%	(0.10)%	(0.16)%	(0.52)%	(1.27)%
Portfolio Turnover Rate	18%	57%	36%	49%	89%	70%	111%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Period from February 16, 2010 (inception date) through September 30, 2010.
(2)	Per share amounts are calculated based on average shares outstanding during the year or period.
(3)	Less than $0.005 on a per share basis.
(4)	Redemption fees aggregated less than $0.005 on a per share basis. Redemption fees were eliminated effective April 2, 2012.
(5)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(6)	Period from July 6, 2009 (inception date) through October 31, 2009.

See Notes to Financial Statements.

Janus Investment Fund | 17

Financial Highlights  (continued)

Class S Shares

For a share outstanding during the period ended March 31,
2015 (unaudited), each year or period ended September 30 and	Janus Global Technology Fund
the period ended October 31, 2009	2015	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$24.04	$22.71	$18.39	$14.99	$15.22	$12.55	$10.96
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.02)(3)	(0.04)(3)	0.01	–(4)	(0.05)	(0.05)	0.01
Net gain/(loss) on investments (both realized and unrealized)	1.94	3.16	4.38	3.40	(0.18)	2.72	1.58
Total from Investment Operations	1.92	3.12	4.39	3.40	(0.23)	2.67	1.59
Less Distributions:
Dividends (from net investment income)	–	–	–	–	–	–	–
Distributions (from capital gains)	(3.85)	(1.79)	(0.07)	–	–	–	–
Redemption fees	N/A	N/A	N/A	–(5)	–(5)	–(5)	–
Total Distributions	(3.85)	(1.79)	(0.07)	–	–	–	–
Net Asset Value, End of Period	$22.11	$24.04	$22.71	$18.39	$14.99	$15.22	$12.55
Total Return*	8.93%	14.39%	23.94%	22.68%	(1.51)%	21.27%	14.51%
Net Assets, End of Period (in thousands)	$3,055	$2,357	$1,226	$532	$259	$213	$67
Average Net Assets for the Period (in thousands)	$2,751	$2,040	$772	$340	$268	$165	$38
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets**	1.20%	1.20%	1.22%	1.26%	1.25%	1.43%	1.31%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets**	1.20%	1.20%	1.22%	1.26%	1.25%	1.42%	1.26%
Ratio of Net Investment Income/(Loss) to Average Net Assets**	(0.15)%	(0.18)%	(0.24)%	(0.40)%	(0.54)%	(0.80)%	(0.61)%
Portfolio Turnover Rate	18%	57%	36%	49%	89%	70%	111%

Class T Shares

For a share outstanding during the period ended
March 31, 2015 (unaudited), each year or period ended	Janus Global Technology Fund
September 30 and each year ended October 31	2015	2014	2013	2012	2011	2010(1)	2009

Net Asset Value, Beginning of Period	$24.41	$22.99	$18.56	$15.09	$15.28	$12.57	$9.29
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.01(3)	0.01(3)	–(4)	(0.02)	(0.03)	(0.05)	–(4)
Net gain/(loss) on investments (both realized and unrealized)	1.98	3.20	4.50	3.49	(0.16)	2.76	3.28
Total from Investment Operations	1.99	3.21	4.50	3.47	(0.19)	2.71	3.28
Less Distributions:
Dividends (from net investment income)	(0.02)	–	–	–	–	–	–
Distributions (from capital gains)	(3.85)	(1.79)	(0.07)	–	–	–	–
Redemption fees	N/A	N/A	N/A	–(5)	–(5)	–(5)	–(5)
Total Distributions	(3.87)	(1.79)	(0.07)	–	–	–	–
Net Asset Value, End of Period	$22.53	$24.41	$22.99	$18.56	$15.09	$15.28	$12.57
Total Return*	9.08%	14.62%	24.31%	23.00%	(1.24)%	21.56%	35.31%
Net Assets, End of Period (in thousands)	$342,124	$316,886	$283,627	$247,798	$225,429	$265,438	$713,536
Average Net Assets for the Period (in thousands)	$329,738	$308,011	$255,617	$244,166	$283,158	$424,663	$584,300
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets**	0.95%	0.95%	0.97%	1.01%	1.00%	1.13%	1.06%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets**	0.95%	0.94%	0.96%	1.01%	1.00%	1.13%	1.05%
Ratio of Net Investment Income/(Loss) to Average Net Assets**	0.11%	0.06%	0.02%	(0.19)%	(0.31)%	(0.66)%	(0.32)%
Portfolio Turnover Rate	18%	57%	36%	49%	89%	70%	111%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Per share amounts are calculated based on average shares outstanding during the year or period.
(4)	Less than $0.005 on a per share basis.
(5)	Redemption fees aggregated less than $0.005 on a per share basis. Redemption fees were eliminated effective April 2, 2012.

See Notes to Financial Statements.

18 | MARCH 31, 2015

Notes to Financial Statements (unaudited)

1.	Organization and Significant Accounting Policies

Janus Global Technology Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-seven funds which include multiple series of shares, with differing investment objectives and policies. The Fund invests primarily in equity securities. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be valued on an amortized cost basis. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in

Janus Investment Fund | 19

Notes to Financial Statements (unaudited) (continued)

good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary
Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2015 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Fund did not hold a significant amount of Level 3 securities as of March 31, 2015.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated

20 | MARCH 31, 2015

daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Fund. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications
In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations
The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions
The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Restricted Cash
As of March 31, 2015, the Fund had restricted cash in the amount of $300,000. The restricted cash represents collateral pledged in relation to derivatives and/or securities with extended settlement dates. The carrying value of the restricted cash approximates fair value.

2.	Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each

Janus Investment Fund | 21

Notes to Financial Statements (unaudited) (continued)

derivative instrument that was held by the Fund during the period ended March 31, 2015 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of this section.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

•	Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

•	Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing

22 | MARCH 31, 2015

exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported on the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/(depreciation) (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

The following table provides average ending monthly currency value amounts on sold forward currency contracts during the period ended March 31, 2015.

Fund	Sold

Janus Global Technology Fund	$20,829,304

Options Contracts
An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price on or before a specified date. The purchaser pays a premium to the seller for this right. The seller has the corresponding obligation to sell or buy a financial instrument if the purchaser (owner) “exercises” the option. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid. Upon expiration, or closing of the option transaction, a realized gain or loss is reported on the Statement of Operations (if applicable). The difference between the premium paid/received and the market value of the option is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported on the Statement of Operations (if applicable). Option contracts are typically valued using an approved vendor’s option valuation model. To the extent reliable market quotations are available, option contracts are valued using market quotations. In cases when an approved vendor cannot provide coverage for an option and there is no reliable market quotation, a broker quotation or an internal valuation using the Black-Scholes model, the Cox-Rubenstein Binomial Option Pricing Model, or other appropriate option pricing model is used.

The Fund may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. The Fund may be subject to counterparty risk, interest rate risk, liquidity risk, equity risk, commodity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Fund to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

In writing an option, the Fund bears the risk of an unfavorable change in the price of the security underlying the written option. When an option is written, the Fund receives a premium and become obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written, at value” (if applicable). The risk in writing call options is that the Fund gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Fund may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Exercise of an option written by the Fund could result in the Fund buying or selling a security at a price different from the current market value.

Janus Investment Fund | 23

Notes to Financial Statements (unaudited) (continued)

During the period, the Fund wrote put options on various equity securities for the purpose of increasing exposure to individual equity risk and/or generating income.

The following table provides average ending monthly market value amounts on written put options during the period ended March 31, 2015.

Fund	Written Put Options

Janus Global Technology Fund	$154,153

Written option activity for the period ended March 31, 2015 is indicated in the table below:

	Number of	Premiums
Put Options	Contracts	Received

Janus Global Technology Fund
Options outstanding at September 30, 2014	–	$–
Options written	825	486,077
Options closed	–	–
Options expired	(696)	(255,912)
Options exercised	–	–

Options outstanding at March 31, 2015	129	$230,165

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of March 31, 2015.

Fair Value of Derivative Instruments as of March 31, 2015

Derivatives not accounted for as	Asset Derivatives		Liability Derivatives
hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Janus Global Technology Fund
Currency Contracts	Forward currency contracts	$289,073	Forward currency contracts	$72,603
Equity Contracts			Options written, at value	175,927

Total		$289,073		$248,530

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the period ended March 31, 2015.

The effect of Derivative Instruments on the Statement of Operations for the period ended March 31, 2015

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
	Investments and foreign
Derivatives not accounted for as hedging instruments	currency transactions	Written options contracts	Total

Janus Global Technology Fund
Currency Contracts	$2,038,536	$–	$2,038,536
Equity Contracts	–	255,912	255,912

Total	$2,038,536	$255,912	$2,294,448

Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income
	Investments, foreign
	currency translations and
	non-interested Trustees’
Derivatives not accounted for as hedging instruments	deferred compensation	Written options contracts	Total

Janus Global Technology Fund
Currency Contracts	$(133,322)	$–	$(133,322)
Equity Contracts	–	54,238	54,238

Total	$(133,322)	$54,238	$(79,084)

Please see the Fund’s Statement of Operations for the Fund’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

3.	Other Investments and Strategies

Additional Investment Risk
The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and

24 | MARCH 31, 2015

legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. As a result, financial markets in the EU have been subject to increased volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties
Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the “Offsetting Assets and Liabilities” section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing
The Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political

Janus Investment Fund | 25

Notes to Financial Statements (unaudited) (continued)

crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance. Additionally, foreign and emerging market risks, including, but not limited to, price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent the Fund invests in Chinese local market securities (also known as “A Shares”).

Offsetting Assets and Liabilities
The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Fund does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following tables present gross amounts of recognized assets and liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see either the “Fair Value of Derivative Instruments as of March 31, 2015” table located in Note 2 of these Notes to Financial Statements and/or the Fund’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
Counterparty	of Recognized Assets	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount

Bank of America	$21,876	$(21,876)	$–	$–
Credit Suisse International	202,279	–	–	202,279
Deutsche Bank AG	56,197,642	–	(56,197,642)	–
HSBC Securities (USA), Inc.	62,121	(7,628)	–	54,493
JPMorgan Chase & Co.	2,797	(1,274)	–	1,523

Total	$56,486,715	$(30,778)	$(56,197,642)	$258,295

Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts
Counterparty	of Recognized Liabilities	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount

Bank of America	$32,028	$(21,876)	$–	$10,152
Credit Suisse International	175,927	–	(175,927)	–
Goldman Sachs International	7,076,343	–	(7,076,343)	–
HSBC Securities (USA), Inc.	7,628	(7,628)	–	–
JPMorgan Chase & Co.	1,274	(1,274)	–	–
RBC Capital Markets Corp.	31,673	–	–	31,673

Total	$7,324,873	$(30,778)	$(7,252,270)	$41,825

(a)	Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.
(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

26 | MARCH 31, 2015

Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Upon receipt of cash collateral, Janus Capital intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The Fund does not exchange collateral on its forward currency contracts with its counterparties; however, the Fund will segregate cash or high-grade securities in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. Such segregated assets, if with the Fund’s custodian, are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their market value equals or exceeds the current market value of the Fund’s corresponding forward currency contracts.

The Fund may require the counterparty to pledge securities as collateral daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized gain on OTC derivative contracts with a particular counterparty. The Fund may deposit cash as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. The collateral amounts are subject to minimum exposure requirements and initial margin requirements. Collateral amounts are monitored and subsequently adjusted up or down as valuations fluctuate by at least the minimum exposure requirement. Collateral may reduce the risk of loss.

Real Estate Investing
The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions
Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending
Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus

Janus Investment Fund | 27

Notes to Financial Statements (unaudited) (continued)

Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments. Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations.

Short Sales
The Fund may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Fund owns or selling short a security that the Fund has the right to obtain, for delivery at a specified date in the future. The Fund may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Fund does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. The Fund borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain.

The Fund may also engage in other short sales. The Fund may engage in short sales when the portfolio managers anticipate that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Fund must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. No more than 10% of the Fund’s net assets may be invested in short positions (through short sales of stocks, structured products, futures, swaps, and uncovered written calls). The Fund may engage in short sales “against the box” and options for hedging purposes that are not subject to this 10% limit. Although the potential for gain as a result of a short sale is limited to the price at which the Fund sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance the Fund will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the Fund are fully collateralized by restricted cash or other securities, which are denoted on the accompanying Schedule of Investments. The Fund is also required to pay the lender of the security any dividends or interest that accrue on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, the Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker. The Fund pays stock loan fees, disclosed on the Statement of Operations, on assets borrowed from the security broker.

The Fund may also enter into short positions through derivative instruments, such as options contracts, futures contracts, and swap agreements, which may expose the Fund to similar risks. To the extent that the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund’s losses are theoretically unlimited.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following

28 | MARCH 31, 2015

table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

	Average Daily
	Net Assets	Contractual Investment
Fund	of the Fund	Advisory Fee (%)

Janus Global Technology Fund	All Asset Levels	0.64

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the transfer agency agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares, and receives reimbursement for its out-of-pocket costs on all other share classes. Included in out-of-pocket expenses are the expenses Janus Services incurs for serving as transfer agent and providing servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in

Janus Investment Fund | 29

Notes to Financial Statements (unaudited) (continued)

“12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). The Fund also pays for salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. Some expenses related to compensation payable to the Fund’s Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $307,757 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended March 31, 2015. The Fund’s portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of March 31, 2015 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended March 31, 2015 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $135,000 were paid by the Trust to a Trustee under the Deferred Plan during the period ended March 31, 2015.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Fund’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2015 can be found in a table located in the Notes to Schedule of Investments and Other Information.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the period ended March 31, 2015, Janus Distributors retained the following upfront sales charges:

Upfront
Fund (Class A Shares)	Sales Charge

Janus Global Technology Fund	$4,508

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the period ended March 31, 2015.

30 | MARCH 31, 2015

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended March 31, 2015, redeeming shareholders of Class C Shares paid the following CDSCs:

Fund (Class C Shares)	CDSC

Janus Global Technology Fund	$1,022

5.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2015 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in passive foreign investment companies.

				Net Tax
	Federal Tax	Unrealized	Unrealized	Appreciation/
Fund	Cost	Appreciation	(Depreciation)	(Depreciation)

Janus Global Technology Fund	$934,160,979	$273,292,574	$(27,114,979)	$246,177,595

Information on the tax components of securities sold short as of March 31, 2015 is as follows:

				Net Tax
	Federal Tax	Unrealized	Unrealized	(Appreciation)/
Fund	Cost	(Appreciation)	Depreciation	Depreciation

Janus Global Technology Fund	$(6,200,642)	$(1,170,322)	$294,621	$(875,701)

6.	Capital Share Transactions

For the period ended March 31 (unaudited)	Janus Global Technology Fund
and the year ended September 30	2015	2014

Transactions in Fund Shares – Class A Shares:
Shares sold	113,902	132,514
Reinvested dividends and distributions	56,061	19,319
Shares repurchased	(48,430)	(51,929)
Net Increase/(Decrease) in Fund Shares	121,533	99,904
Shares Outstanding, Beginning of Period	355,975	256,071
Shares Outstanding, End of Period	477,508	355,975
Transactions in Fund Shares – Class C Shares:
Shares sold	67,570	48,655
Reinvested dividends and distributions	22,680	8,179
Shares repurchased	(20,761)	(23,637)
Net Increase/(Decrease) in Fund Shares	69,489	33,197
Shares Outstanding, Beginning of Period	130,318	97,121
Shares Outstanding, End of Period	199,807	130,318

Janus Investment Fund | 31

Notes to Financial Statements (unaudited) (continued)

For the period ended March 31 (unaudited)	Janus Global Technology Fund
and the year ended September 30	2015	2014

Transactions in Fund Shares – Class D Shares:
Shares sold	747,218	1,181,566
Reinvested dividends and distributions	5,050,327	2,189,159
Shares repurchased	(1,761,479)	(3,043,094)
Net Increase/(Decrease) in Fund Shares	4,036,066	327,631
Shares Outstanding, Beginning of Period	28,801,076	28,473,445
Shares Outstanding, End of Period	32,837,142	28,801,076
Transactions in Fund Shares – Class I Shares:
Shares sold	156,942	418,726
Reinvested dividends and distributions	116,167	31,417
Shares repurchased	(98,129)	(164,797)
Net Increase/(Decrease) in Fund Shares	174,980	285,346
Shares Outstanding, Beginning of Period	703,707	418,361
Shares Outstanding, End of Period	878,687	703,707
Transactions in Fund Shares – Class S Shares:
Shares sold	32,823	59,649
Reinvested dividends and distributions	20,171	6,099
Shares repurchased	(12,872)	(21,707)
Net Increase/(Decrease) in Fund Shares	40,122	44,041
Shares Outstanding, Beginning of Period	98,035	53,994
Shares Outstanding, End of Period	138,157	98,035
Transactions in Fund Shares – Class T Shares:
Shares sold	1,407,006	2,245,812
Reinvested dividends and distributions	2,315,812	966,607
Shares repurchased	(1,516,497)	(2,572,731)
Net Increase/(Decrease) in Fund Shares	2,206,321	639,688
Shares Outstanding, Beginning of Period	12,979,208	12,339,520
Shares Outstanding, End of Period	15,185,529	12,979,208

7.	Purchases and Sales of Investment Securities

For the period ended March 31, 2015, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

Janus Global Technology Fund	$191,050,008	$203,684,444	$–	$–

8.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to March 31, 2015 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

32 | MARCH 31, 2015

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 10, 2014, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2015 through January 1 or February 1, 2016, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services
The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service

Janus Investment Fund | 33

Additional Information (unaudited) (continued)

providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed institutional competitive advantages that should be able to provide superior investment management returns over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds
The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has improved: for the 36 months ended September 30, 2014, approximately 64% of the Funds were in the top two Lipper quartiles of performance, and for the 12 months ended September 30, 2014, approximately 57% of the Funds were in the top two Lipper quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the

34 | MARCH 31, 2015

second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

Value Funds

•	For Perkins International Value Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014.

•	For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

Mathematical Funds

•	For INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH International Managed Volatility Fund (formerly named INTECH International Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund), the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for

Janus Investment Fund | 35

Additional Information (unaudited) (continued)

the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of under-performance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and in the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and that the performance trend was improving.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the first Lipper

36 | MARCH 31, 2015

quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s

Janus Investment Fund | 37

Additional Information (unaudited) (continued)

underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and its limited performance history.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory agreement(s).

Costs of Services Provided
The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the mean management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

In this regard, the independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 19% below the mean total expenses of their respective Lipper Expense Group peers and 29% below the mean total expenses for their Lipper Expense Universes; (3) management fees for the Funds, on average, were 15% below the mean management fees for their Expense Groups and 20% below the mean for their Expense Universes; and (4) Janus fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered how the total expenses for each share class of each Fund compared to the mean total expenses for its Lipper Expense Group peers and to mean total expenses for its Lipper Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus

38 | MARCH 31, 2015

Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) the average spread between management fees charged to the Funds and those charged to Janus Capital’s institutional accounts is reasonable relative to the average spreads seen in the industry; and (4) the retained fee margins implied by Janus Capital’s subadvised fees when compared to its mutual fund fees are reasonable relative to retained fee margins in the industry.

The Trustees considered the fees for each Fund for its fiscal year ended in 2013, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Bond Fund, the Trustees noted that although the Fund’s total expenses were equal to or below the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

•	For Perkins International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also

Janus Investment Fund | 39

Additional Information (unaudited) (continued)

noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Mathematical Funds

•	For INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH International Managed Volatility Fund (formerly named INTECH International Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that

40 | MARCH 31, 2015

Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that, although the Fund’s total expenses were above the peer group mean for its sole share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable limit.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

Janus Investment Fund | 41

Additional Information (unaudited) (continued)

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

In this regard, the independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale
The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that their independent fee consultant had provided analysis of economies of scale during prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, the base contractual management fee rate paid by most of the Funds, before any adjustment for performance, if applicable, was below the mean contractual management fee rate of the Fund’s peer group identified by an independent data provider. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

In this regard, the independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, it could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief

42 | MARCH 31, 2015

that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital
The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

Janus Investment Fund | 43

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was March 31, 2015. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices.

When comparing the performance of the Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Fund invested in the index.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will

44 | MARCH 31, 2015

notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or

Janus Investment Fund | 45

Useful Information About Your Fund Report (unaudited) (continued)

investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Notes

Janus Investment Fund | 47

Notes

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Notes

Janus Investment Fund | 49

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC.

Funds distributed by Janus Distributors LLC

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-0515-87736	125-24-93047 05-15

semiannual report
March 31, 2015

Janus Growth and Income Fund

Janus Investment Fund

highlights

•	Portfolio management perspective
•	Investment strategy behind your fund
•	Fund performance, characteristics and holdings

            Janus Growth and Income Fund

Janus Growth and Income Fund (unaudited)

FUND SNAPSHOT
We seek to generate capital appreciation and income through investing in a diversified portfolio of equities and income-generating assets. We primarily focus our analysis on larger, well-established companies with predictable and sustainable earnings growth.
Marc Pinto co-portfolio manager	Jeremiah Buckley co-portfolio manager

PERFORMANCE

Janus Growth and Income Fund’s Class T Shares returned 5.17% over the six-month period ended March 31, 2015. The Fund’s primary benchmark, the S&P 500 Index, returned 5.93%, and its secondary benchmark, the Russell 1000 Growth Index, returned 8.81% during the period.

MARKET ENVIRONMENT

U.S. equities climbed higher during the period, driven by signs of an improving domestic economy and a strong U.S. consumer. Speculation about how, or when, the Federal Reserve (Fed) would raise interest rates caused volatility, but a historically low interest rate environment in the U.S. and other major global economies was ultimately a supportive backdrop for stocks. Falling oil prices negatively impacted stocks tied to the energy sector, but other pockets of the market fared well in anticipation that lower oil prices would translate into stronger consumer spending. The health care sector also had outsized returns during the period, driven by positive announcements about drug launches and clinical trial results for some companies, and heated merger and acquisition activity within the sector.

PERFORMANCE DISCUSSION

The Fund underperformed its primary benchmark, the S&P 500 Index, and its secondary benchmark, the Russell 1000 Growth Index, for the period. We seek to provide our clients with both growth of capital and quarterly income. As part of that investment mandate, we focus much of our research efforts on identifying large, well-established companies that should be in a position to grow free cash flow and continue growing their dividend over longer time horizons. Although the Fund lagged during this period, we think investing in companies that can grow their dividends and whose stocks are less volatile than the overall market will drive superior risk-adjusted performance longer term. During the period, we saw encouraging signs from a number of companies in our portfolio that further strengthened our conviction in the stability of their business models and their ability to continue growing free cash flow over time.

Our materials holdings weighed the most on relative performance. LyondellBasell Industries was a top detractor during the period within the sector. The stock was down because falling oil prices have temporarily shifted the competitive dynamics between LyondellBasell and other petrochemical companies. Lyondell produces ethylene, which is a primary input for making a number of plastics and other materials. Lyondell’s access to cheap natural gas had made the economics of using ethylene in plastic production much more favorable to other oil-based derivative alternatives, but now that oil prices have fallen, those other options are more competitive. We view this as a near-term headwind, but continue to have conviction in the long-term growth potential of the company. We believe the company is still a strong operator, with a history of selectively investing in projects that have had a high return on invested capital. The company has also made other favorable capital allocation decisions for shareholders including special dividends and stock buybacks.

Our stock selection in the consumer discretionary sector also detracted from relative results. Mattel was a large detractor within the consumer discretionary sector. Results for the company have admittedly been worse than expected, which is part of the reason the company changed its leadership. Launches of some of its new toy products have disappointed, and competition from other companies has been fierce. We have trimmed the position due to these concerns, but ultimately still own the stock because we think a new CEO could help refocus the company on improving innovation among its core brands.

Enterprise Products Partners was another large detractor during the period. The pipeline company’s stock has traded down in sympathy with lower oil prices, but we think the company’s earnings streams are actually more insulated from falling oil prices than other companies in the energy sector. The contracts Enterprise uses with exploration and production companies that use its

Janus Investment Fund | 1

Janus Growth and Income Fund (unaudited)

pipelines are not typically tied to the price of the underlying commodity. The only way Enterprise Products Partners’ business would be hurt by falling oil prices is if there is a substantial reduction in production at U.S. shale sites. While production growth at U.S. shale sites will certainly slow in the near term, we do not believe there will be a reduction substantial enough to materially impact the company. Further, we believe the high dividend yield paid by Enterprise Products Partners offers some downside protection for the stock.

Our stock selection in the financial sector was a large contributor to relative results during the period. Within the sector, Blackstone Group was a top contributor. The stock was up after reporting earnings that exceeded expectations, driven by a strong first quarter for Blackstone’s private equity business and also by strong inflows for some of its other asset management products. We continue to like the company, and Blackstone remains a relatively large position in the portfolio. We think the company is a best-in-class alternatives manager, and also like the company for its high dividend yield.

Our stock selection in the technology sector was also a large contributor to relative performance during the period. TE Connectivity was a top contributor within the sector. The stock was up after the company announced it would raise its dividend. TE Connectivity embodies many of the characteristics we seek for stocks in our portfolio. The company pays a high dividend yield, is a highly cash generative company, and has consistently improved margins through productivity gains. Going forward, we think the connector manufacturer is well positioned to benefit from increasing electronic content growth in automobiles.

Apple was another large contributor to performance. The company continues to see strong iPhone growth and seems to have a stronghold on the high-end smartphone market, which has been much more profitable than other market segments. We feel Apple’s ability to combine hardware, software and services is an important differentiator from most of its competitors, and that integration between each of Apple’s devices will continue to entrench Apple products with its customers. We also like management’s commitment to return more of its large cash holdings to shareholders.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion regarding the use of forward currency contracts by the Fund.

OUTLOOK

While equity valuations are approaching the higher end of historical averages, we do not find them unreasonable in the context of the current market and economic environment. A low interest rate environment is favorable for equities, and while the Fed will likely act to raise rates before the year is over, it has also indicated the move will be gradual and dependent on clear signs the economy is improving. A rising rate environment that is backed by a strengthening economy should provide a constructive backdrop for equity markets. And on the economic front, we continue to see positive signs that signal the economy is indeed strengthening. The housing market is improving and we are seeing better employment data and even some signs of wage growth. Those factors, coupled with lower energy prices, should encourage further consumer spending.

Thank you for your investment in Janus Growth and Income Fund.

2 | MARCH 31, 2015

(unaudited)

Janus Growth and Income Fund At A Glance

5 Top Performers – Equity Holdings

Contribution

Blackstone Group LP	0.79%
TE Connectivity, Ltd. (U.S. Shares)	0.72%
Apple, Inc.	0.71%
Aetna, Inc.	0.53%
Boeing Co.	0.52%

5 Bottom Performers – Equity Holdings

Contribution

LyondellBasell Industries NV – Class A	–0.78%
Enterprise Products Partners LP	–0.53%
Mattel, Inc.	–0.41%
Chevron Corp.	–0.35%
Microsoft Corp.	–0.29%

5 Top Performers – Sectors*

		Fund Weighting	S&P 500®
	Fund Contribution	(Average % of Equity)	Index Weighting

Financials	1.13%	16.75%	16.33%
Information Technology	0.43%	13.83%	19.67%
Energy	0.41%	6.75%	8.54%
Industrials	0.29%	11.69%	10.36%
Telecommunication Services	0.10%	1.76%	2.35%

5 Bottom Performers – Sectors*

		Fund Weighting	S&P 500®
	Fund Contribution	(Average % of Equity)	Index Weighting

Materials	–0.93%	6.32%	3.25%
Consumer Discretionary	–0.87%	14.21%	12.03%
Health Care	–0.82%	11.35%	14.50%
Consumer Staples	–0.15%	13.63%	9.81%
Other**	–0.07%	0.35%	0.00%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

Janus Investment Fund | 3

Janus Growth and Income Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of March 31, 2015

Apple, Inc. Technology Hardware, Storage & Peripherals	3.7%
Blackstone Group LP Capital Markets	3.4%
Boeing Co. Aerospace & Defense	3.1%
LyondellBasell Industries NV – Class A Chemicals	3.0%
Johnson & Johnson Pharmaceuticals	2.9%

16.1%

Asset Allocation – (% of Net Assets)
As of March 31, 2015

*Includes Other of (0.0)%.

Top Country Allocations – Long Positions (% of Investment Securities)
As of March 31, 2015

As of September 30, 2014

4 | MARCH 31, 2015

(unaudited)

Performance

						Expense Ratios –
Average Annual Total Return – for the periods ended March 31, 2015						per the January 28, 2015 prospectuses
	Fiscal	One	Five	Ten	Since	Total Annual Fund
	Year-to-Date	Year	Year	Year	Inception*	Operating Expenses

Janus Growth and Income Fund – Class A Shares
NAV	5.16%	10.51%	12.22%	6.97%	10.59%	0.96%
MOP	–0.89%	4.16%	10.89%	6.34%	10.31%

Janus Growth and Income Fund – Class C Shares
NAV	4.75%	9.66%	11.34%	6.16%	9.83%	1.76%
CDSC	3.75%	8.66%	11.34%	6.16%	9.83%

Janus Growth and Income Fund – Class D Shares(1)	5.25%	10.70%	12.40%	7.11%	10.67%	0.79%

Janus Growth and Income Fund – Class I Shares	5.27%	10.77%	12.49%	7.06%	10.65%	0.73%

Janus Growth and Income Fund – Class R Shares	4.92%	10.05%	11.73%	6.51%	10.17%	1.38%

Janus Growth and Income Fund – Class S Shares	5.06%	10.30%	12.02%	6.77%	10.41%	1.13%

Janus Growth and Income Fund – Class T Shares	5.17%	10.58%	12.29%	7.06%	10.65%	0.88%

S&P 500® Index	5.93%	12.73%	14.47%	8.01%	9.72%

Russell 1000® Growth Index	8.81%	16.09%	15.63%	9.36%	9.05%

Morningstar Quartile – Class T Shares	–	3rd	3rd	3rd	1st

Morningstar Ranking – based on total return for Large Blend Funds	–	880/1,609	923/1,353	730/1,122	61/348

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

See important disclosures on the next page.

Janus Investment Fund | 5

Janus Growth and Income Fund (unaudited)

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2015 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*	The Fund’s inception date – May 15, 1991
(1)	Closed to new investors.

6 | MARCH 31, 2015

(unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(10/1/14)	(3/31/15)	(10/1/14 - 3/31/15)†	(10/1/14)	(3/31/15)	(10/1/14 - 3/31/15)†	(10/1/14 - 3/31/15)

Class A Shares	$1,000.00	$1,051.60	$4.81	$1,000.00	$1,020.24	$4.73	0.94%

Class C Shares	$1,000.00	$1,047.50	$8.73	$1,000.00	$1,016.40	$8.60	1.71%

Class D Shares	$1,000.00	$1,052.50	$4.04	$1,000.00	$1,020.99	$3.98	0.79%

Class I Shares	$1,000.00	$1,052.70	$3.63	$1,000.00	$1,021.39	$3.58	0.71%

Class R Shares	$1,000.00	$1,049.20	$7.05	$1,000.00	$1,018.05	$6.94	1.38%

Class S Shares	$1,000.00	$1,050.60	$5.78	$1,000.00	$1,019.30	$5.69	1.13%

Class T Shares	$1,000.00	$1,051.70	$4.45	$1,000.00	$1,020.59	$4.38	0.87%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund | 7

Janus Growth and Income Fund

Schedule of Investments (unaudited)

As of March 31, 2015

Shares		Value
Common Stocks – 97.6%
Aerospace & Defense – 5.0%
893,035	Boeing Co.	$134,026,693
790,523	Honeywell International, Inc.	82,459,454

		216,486,147
Automobiles – 1.9%
2,212,189	General Motors Co.	82,957,088
Beverages – 2.2%
1,797,450	Diageo PLC	49,554,618
482,741	PepsiCo, Inc.	46,159,695

		95,714,313
Biotechnology – 1.2%
332,462	Amgen, Inc.	53,144,051
Capital Markets – 4.4%
66,455	BlackRock, Inc.	24,311,897
3,818,944	Blackstone Group LP	148,518,732
567,034	TD Ameritrade Holding Corp.	21,127,687

		193,958,316
Chemicals – 5.6%
1,598,687	EI du Pont de Nemours & Co.	114,258,160
1,474,344	LyondellBasell Industries NV – Class A	129,447,403

		243,705,563
Commercial Banks – 5.4%
1,206,272	JPMorgan Chase & Co.	73,075,958
771,172	PacWest Bancorp	36,160,255
2,913,086	U.S. Bancorp	127,214,465

		236,450,678
Commercial Services & Supplies – 0.8%
646,015	Waste Management, Inc.	35,033,393
Communications Equipment – 1.1%
717,261	QUALCOMM, Inc.	49,734,878
Consumer Finance – 1.0%
542,562	American Express Co.	42,384,943
Diversified Financial Services – 2.1%
984,254	CME Group, Inc.	93,218,696
Diversified Telecommunication Services – 1.7%
1,561,921	Verizon Communications, Inc.	75,956,218
Electric Utilities – 2.2%
887,572	Brookfield Infrastructure Partners LP	40,420,029
889,338	Edison International	55,556,945

		95,976,974
Electronic Equipment, Instruments & Components – 2.9%
1,746,181	TE Connectivity, Ltd. (U.S. Shares)	125,061,483
Food & Staples Retailing – 2.8%
768,349	Kroger Co.	58,901,634
1,626,527	Sysco Corp.	61,368,864

		120,270,498
Food Products – 1.0%
431,658	Hershey Co.	43,558,609
Health Care Equipment & Supplies – 0.9%
813,660	Abbott Laboratories	37,696,868
Health Care Providers & Services – 1.4%
582,511	Aetna, Inc.	62,054,897
Hotels, Restaurants & Leisure – 3.9%
1,166,933	Las Vegas Sands Corp.	64,227,992
1,266,574	Six Flags Entertainment Corp.	61,314,848
552,298	Starwood Hotels & Resorts Worldwide, Inc.	46,116,883

		171,659,723
Household Durables – 0.9%
820,593	Garmin, Ltd.	38,994,579
Household Products – 3.2%
1,071,251	Colgate-Palmolive Co.	74,280,544
615,240	Kimberly-Clark Corp.	65,898,357

		140,178,901
Industrial Conglomerates – 1.4%
381,811	3M Co.	62,979,724
Information Technology Services – 1.0%
494,077	Automatic Data Processing, Inc.	42,312,754
Insurance – 2.3%
2,440,533	Prudential PLC	60,419,773
355,519	Travelers Cos., Inc.	38,442,270

		98,862,043
Leisure Products – 1.0%
1,940,875	Mattel, Inc.	44,348,994
Machinery – 1.7%
457,526	Deere & Co.	40,120,455
504,338	Dover Corp.	34,859,843

		74,980,298
Media – 3.6%
783,460	CBS Corp. – Class B	47,501,180
1,124,890	Comcast Corp. – Class A	63,522,538
613,784	Omnicom Group, Inc.	47,862,876

		158,886,594
Multi-Utilities – 1.1%
494,077	Ameren Corp.	20,850,050
443,720	National Grid PLC (ADR)	28,668,749

		49,518,799
Oil, Gas & Consumable Fuels – 5.7%
1,074,003	Chevron Corp.	112,748,835
3,350,878	Enterprise Products Partners LP	110,344,413
354,932	MarkWest Energy Partners LP	23,461,005

		246,554,253
Paper & Forest Products – 0.9%
683,430	International Paper Co.	37,923,531
Pharmaceuticals – 7.6%
1,562,054	AbbVie, Inc.	91,442,641
541,951	Bristol-Myers Squibb Co.	34,955,840
1,032,278	Eli Lilly & Co.	74,994,997
1,278,157	Johnson & Johnson	128,582,594

		329,976,072
Real Estate Investment Trusts (REITs) – 1.3%
382,985	Crown Castle International Corp.	31,611,582
831,082	Outfront Media, Inc.	24,865,973

		56,477,555
Real Estate Management & Development – 0.6%
24,027,576	Colony American Homes Holdings III LP*,§	27,631,712
Road & Rail – 2.2%
890,672	Union Pacific Corp.	96,468,684

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8 | MARCH 31, 2015

Schedule of Investments (unaudited)

As of March 31, 2015

Shares		Value
Semiconductor & Semiconductor Equipment – 2.6%
1,201,423	Texas Instruments, Inc.	$68,703,374
1,036,217	Xilinx, Inc.	43,831,979

		112,535,353
Software – 2.4%
2,525,274	Microsoft Corp.	102,665,014
Specialty Retail – 1.2%
452,332	Home Depot, Inc.	51,389,439
Technology Hardware, Storage & Peripherals – 4.4%
1,305,828	Apple, Inc.†	162,483,911
535,795	Seagate Technology PLC	27,877,414

		190,361,325
Textiles, Apparel & Luxury Goods – 1.3%
568,544	NIKE, Inc. – Class B	57,042,020
Tobacco – 3.7%
2,471,217	Altria Group, Inc.	123,610,274
502,124	Philip Morris International, Inc.	37,825,001

		161,435,275

Total Common Stocks (cost $2,958,270,622)		4,256,546,255
Preferred Stocks – 1.9%
Aerospace & Defense – 0.4%
264,550	United Technologies Corp., 7.5000%	16,280,407
Capital Markets – 0.3%
250,000	Morgan Stanley, 6.8750%	6,877,500
235,000	Morgan Stanley, 7.1250%	6,690,450

		13,567,950
Consumer Finance – 0.3%
500,000	Discover Financial Services, 6.5000%	12,960,000
Pharmaceuticals – 0.9%
41,901	Actavis PLC, 5.5000%	42,403,812

Total Preferred Stocks (cost $81,241,428)		85,212,169
Investment Companies – 0.5%
Money Markets – 0.5%
22,157,000	Janus Cash Liquidity Fund LLC, 0.1097%°°,£ (cost $22,157,000)	22,157,000

Total Investments (total cost $3,061,669,050) – 100.0%		4,363,915,424

Liabilities, net of Cash, Receivables and Other Assets – (0)%		(2,021,816)

Net Assets – 100%		$4,361,893,608

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

United States	$4,182,868,472	95.8%
United Kingdom	138,643,140	3.2
Canada	42,403,812	1.0

Total	$4,363,915,424	100.0%

Schedule of Forward Currency Contracts, Open

			Unrealized
	Currency	Currency	Appreciation/
Counterparty/Currency and Settlement Date	Units Sold	Value	(Depreciation)

Bank of America: British Pound 4/16/15	11,250,000	$16,684,216	$123,312

Credit Suisse International: British Pound 4/9/15	10,790,000	16,002,848	657,344

HSBC Securities (USA), Inc.: British Pound 4/9/15	8,090,000	11,998,428	337,285

JPMorgan Chase & Co.: British Pound 4/16/15	9,527,000	14,128,936	(13,790)

RBC Capital Markets Corp.: British Pound 4/16/15	9,100,000	13,495,677	(22,217)

Total		$72,310,105	$1,081,934

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund | 9

Notes to Schedule of Investments and Other Information (unaudited)

Russell 1000® Growth Index	Measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

S&P 500® Index	Measures broad U.S. equity performance.

ADR	American Depositary Receipt

LLC	Limited Liability Company

LP	Limited Partnership

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American stock exchange.

*	Non-income producing security.

†	A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of March 31, 2015, is noted below.

Fund	Aggregate Value

Janus Growth and Income Fund	$62,215,000

°°	Rate shown is the 7-day yield as of March 31, 2015.

§	Schedule of Restricted and Illiquid Securities (as of March 31, 2015)

	Acquisition	Acquisition		Value as a
	Date	Cost	Value	% of Net Assets

Janus Growth and Income Fund
Colony American Homes Holdings III LP	1/30/13	$24,057,693	$27,631,712	0.6%

The Fund has registration rights for certain restricted securities held as of March 31, 2015. The issuer incurs all registration costs.

£	The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Fund’s relative ownership, the following securities were considered affiliated companies for all or some portion of the period ended March 31, 2015. Unless otherwise indicated, all information in the table is for the period ended March 31, 2015.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 9/30/14	Purchases	Sales	at 3/31/15	Gain/(Loss)	Income	at 3/31/15

Janus Growth and Income Fund
Janus Cash Liquidity Fund LLC	34,425,000	190,715,618	(202,983,618)	22,157,000	$–	$6,762	$22,157,000

10 | MARCH 31, 2015

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2015. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of March 31, 2015)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Janus Growth and Income Fund
Assets
Investments in Securities:
Common Stocks
Beverages	$46,159,695	$49,554,618	$–
Insurance	38,442,270	60,419,773	–
Real Estate Management & Development	–	–	27,631,712
All Other	4,034,338,187	–	–

Preferred Stocks	–	85,212,169	–

Investment Companies	–	22,157,000	–

Total Investments in Securities	$4,118,940,152	$217,343,560	$27,631,712

Other Financial Instruments(a):
Forward Currency Contracts	$–	$1,117,941	$–

Total Assets	$4,118,940,152	$218,461,501	$27,631,712

Liabilities
Other Financial Instruments(a):
Forward Currency Contracts	$–	$36,007	$–

(a)	Other financial instruments include forward currency, futures, written options, and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options and swap contracts are reported at their market value at measurement date.

Janus Investment Fund | 11

Statement of Assets and Liabilities

As of March 31, 2015 (unaudited)	Janus Growth and Income Fund

Assets:
Investments, at cost	$3,061,669,050
Unaffiliated investments, at value	$4,341,758,424
Affiliated investments, at value	22,157,000
Cash	469,095
Forward currency contracts	1,117,941
Closed foreign currency contracts	56,547
Non-interested Trustees’ deferred compensation	85,727
Receivables:
Fund shares sold	854,055
Dividends	7,170,368
Dividends from affiliates	126
Foreign dividend tax reclaim	87,947
Other assets	35,641
Total Assets	4,373,792,871
Liabilities:
Forward currency contracts	36,007
Payables:
Investments purchased	5,617,866
Fund shares repurchased	2,187,356
Dividends	431,293
Advisory fees	2,252,348
Fund administration fees	37,539
Transfer agent fees and expenses	886,063
12b-1 Distribution and shareholder servicing fees	31,127
Non-interested Trustees’ fees and expenses	27,142
Non-interested Trustees’ deferred compensation fees	85,727
Accrued expenses and other payables	306,795
Total Liabilities	11,899,263
Net Assets	$4,361,893,608

See footnotes at the end of the Statement.
See Notes to Financial Statements.

12 | MARCH 31, 2015

As of March 31, 2015 (unaudited)	Janus Growth and Income Fund

Net Assets Consist of:
Capital (par value and paid-in surplus)	$2,871,625,158
Undistributed net investment income/(loss)	(798,646)
Undistributed net realized gain/(loss) from investments and foreign currency transactions	187,805,647
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	1,303,261,449
Total Net Assets	$4,361,893,608
Net Assets - Class A Shares	$27,392,817
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	564,802
Net Asset Value Per Share(1)	$48.50
Maximum Offering Price Per Share(2)	$51.46
Net Assets - Class C Shares	$20,246,376
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	420,622
Net Asset Value Per Share(1)	$48.13
Net Assets - Class D Shares	$2,726,254,662
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	56,181,721
Net Asset Value Per Share	$48.53
Net Assets - Class I Shares	$55,126,704
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,135,754
Net Asset Value Per Share	$48.54
Net Assets - Class R Shares	$3,090,305
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	63,930
Net Asset Value Per Share	$48.34
Net Assets - Class S Shares	$28,802,383
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	593,972
Net Asset Value Per Share	$48.49
Net Assets - Class T Shares	$1,500,980,361
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	30,945,768
Net Asset Value Per Share	$48.50

(1)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(2)	Maximum offering price is computed at 100/94.25 of net asset value.
See Notes to Financial Statements.

Janus Investment Fund | 13

Statement of Operations

For the period ended March 31, 2015 (unaudited)	Janus Growth and Income Fund

Investment Income:
Interest	$265,850
Dividends	63,950,470
Dividends from affiliates	6,762
Other income	13
Foreign tax withheld	(14,205)
Total Investment Income	64,208,890
Expenses:
Advisory fees	13,102,276
12b-1 Distribution and shareholder servicing fees:
Class A Shares	33,979
Class C Shares	93,154
Class R Shares	8,359
Class S Shares	39,164
Transfer agent administrative fees and expenses:
Class D Shares	1,621,292
Class R Shares	4,179
Class S Shares	39,164
Class T Shares	1,911,949
Transfer agent networking and omnibus fees:
Class A Shares	7,035
Class C Shares	6,288
Class I Shares	23,487
Other transfer agent fees and expenses:
Class A Shares	1,603
Class C Shares	1,398
Class D Shares	308,660
Class I Shares	1,064
Class R Shares	46
Class S Shares	413
Class T Shares	11,264
Shareholder reports expense	322,631
Registration fees	72,831
Custodian fees	14,043
Professional fees	46,889
Non-interested Trustees’ fees and expenses	50,542
Fund administration fees	180,432
Other expenses	113,405
Total Expenses	18,015,547
Net Expenses	18,015,547
Net Investment Income/(Loss)	46,193,343
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	268,979,325
Total Net Realized Gain/(Loss) on Investments	268,979,325
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(92,620,072)
Total Change in Unrealized Net Appreciation/Depreciation	(92,620,072)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$222,552,596

See Notes to Financial Statements.

14 | MARCH 31, 2015

Statements of Changes in Net Assets

	Janus Growth and
	Income Fund
For the period ended March 31 (unaudited) and the year ended September 30	2015	2014

Operations:
Net investment income/(loss)	$46,193,343	$88,188,829
Net realized gain/(loss) on investments	268,979,325	194,416,720
Change in unrealized net appreciation/depreciation	(92,620,072)	367,046,598
Net Increase/(Decrease) in Net Assets Resulting from Operations	222,552,596	649,652,147
Dividends and Distributions to Shareholders:
Net Investment Income
Class A Shares	(355,466)	(454,067)
Class C Shares	(167,521)	(146,669)
Class D Shares	(37,177,408)	(46,552,060)
Class I Shares	(787,853)	(888,710)
Class R Shares	(34,220)	(38,958)
Class S Shares	(359,057)	(558,599)
Class T Shares	(20,355,677)	(25,868,230)
Net Realized Gain from Investment Transactions
Class A Shares	(174,363)	–
Class C Shares	(118,913)	–
Class D Shares	(17,078,208)	–
Class I Shares	(353,395)	–
Class R Shares	(21,283)	–
Class S Shares	(197,570)	–
Class T Shares	(9,801,010)	–
Net Decrease from Dividends and Distributions to Shareholders	(86,981,944)	(74,507,293)
Capital Share Transactions:
Shares Sold
Class A Shares	2,461,084	4,755,508
Class C Shares	5,154,754	2,127,955
Class D Shares	46,192,392	80,905,688
Class I Shares	4,537,824	27,389,044
Class R Shares	216,218	861,956
Class S Shares	2,082,506	4,313,084
Class T Shares	44,219,753	173,999,616
Reinvested Dividends and Distributions
Class A Shares	509,674	440,574
Class C Shares	257,322	130,017
Class D Shares	52,984,763	45,452,587
Class I Shares	983,332	778,248
Class R Shares	55,503	38,805
Class S Shares	554,649	556,882
Class T Shares	29,237,871	25,101,134
Shares Repurchased
Class A Shares	(2,830,119)	(8,396,886)
Class C Shares	(2,156,502)	(1,813,256)
Class D Shares	(119,758,980)	(230,126,416)
Class I Shares	(6,849,679)	(10,104,944)
Class R Shares	(517,550)	(739,266)
Class S Shares	(8,209,834)	(15,273,822)
Class T Shares	(158,637,275)	(264,072,315)
Net Increase/(Decrease) from Capital Share Transactions	(109,512,294)	(163,675,807)
Net Increase/(Decrease) in Net Assets	26,058,358	411,469,047
Net Assets:
Beginning of period	4,335,835,250	3,924,366,203
End of period	$4,361,893,608	$4,335,835,250

Undistributed Net Investment Income/(Loss)	$(798,646)	$12,245,213

See Notes to Financial Statements.

Janus Investment Fund | 15

Financial Highlights

Class A Shares

For a share outstanding during the period ended March 31,	Janus Growth and
2015 (unaudited), each year or period ended September 30	Income Fund
and the period ended October 31, 2009	2015	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$47.03	$40.97	$34.28	$26.25	$28.50	$26.47	$23.24
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.48(3)	0.88(3)	0.70	0.34	0.27	0.25	0.03
Net gain/(loss) on investments (both realized and unrealized)	1.92	5.92	6.62	8.04	(2.25)	2.03	3.23
Total from Investment Operations	2.40	6.80	7.32	8.38	(1.98)	2.28	3.26
Less Distributions:
Dividends (from net investment income)	(0.62)	(0.74)	(0.63)	(0.35)	(0.27)	(0.25)	(0.03)
Distributions (from capital gains)	(0.31)	–	–	–	–	–	–
Total Distributions	(0.93)	(0.74)	(0.63)	(0.35)	(0.27)	(0.25)	(0.03)
Net Asset Value, End of Period	$48.50	$47.03	$40.97	$34.28	$26.25	$28.50	$26.47
Total Return*	5.16%	16.69%	21.56%	32.02%	(7.08)%	8.68%	14.02%
Net Assets, End of Period (in thousands)	$27,393	$26,418	$25,749	$25,678	$20,936	$18,894	$19,157
Average Net Assets for the Period (in thousands)	$27,258	$28,164	$22,648	$22,087	$22,536	$18,803	$19,612
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets**	0.94%	0.96%	0.97%	1.00%	0.96%	1.04%	1.16%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets**	0.94%	0.96%	0.96%	0.97%	0.94%	1.00%	0.98%
Ratio of Net Investment Income/(Loss) to Average Net Assets**	2.00%	1.96%	2.08%	1.24%	0.92%	0.99%	0.31%
Portfolio Turnover Rate	16%	23%	33%	45%	65%	43%	40%

Class C Shares

For a share outstanding during the period ended March 31,	Janus Growth and
2015 (unaudited), each year or period ended September 30	Income Fund
and the period ended October 31. 2009	2015	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$46.67	$40.70	$34.13	$26.16	$28.43	$26.42	$23.24
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.29(3)	0.52(3)	0.36	0.11	0.07	0.06	(0.03)
Net gain/(loss) on investments (both realized and unrealized)	1.91	5.88	6.60	8.00	(2.28)	2.05	3.21
Total from Investment Operations	2.20	6.40	6.96	8.11	(2.21)	2.11	3.18
Less Distributions:
Dividends (from net investment income)	(0.43)	(0.43)	(0.39)	(0.14)	(0.06)	(0.10)	–
Distributions (from capital gains)	(0.31)	–	–	–	–	–	–
Total Distributions	(0.74)	(0.43)	(0.39)	(0.14)	(0.06)	(0.10)	–
Net Asset Value, End of Period	$48.13	$46.67	$40.70	$34.13	$26.16	$28.43	$26.42
Total Return*	4.75%	15.77%	20.53%	31.03%	(7.80)%	8.00%	13.68%
Net Assets, End of Period (in thousands)	$20,246	$16,454	$13,964	$11,850	$10,060	$4,824	$4,760
Average Net Assets for the Period (in thousands)	$18,682	$15,369	$12,399	$11,477	$9,952	$4,999	$4,673
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets**	1.71%	1.76%	1.82%	1.85%	1.70%	1.82%	2.08%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets**	1.71%	1.76%	1.80%	1.72%	1.70%	1.74%	1.73%
Ratio of Net Investment Income/(Loss) to Average Net Assets**	1.21%	1.16%	1.23%	0.50%	0.17%	0.28%	(0.43)%
Portfolio Turnover Rate	16%	23%	33%	45%	65%	43%	40%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

16 | MARCH 31, 2015

Class D Shares

For a share outstanding during the period ended	Janus Growth and
March 31, 2015 (unaudited) and each year or	Income Fund
period ended September 30	2015	2014	2013	2012	2011	2010(1)

Net Asset Value, Beginning of Period	$47.06	$40.99	$34.29	$26.25	$28.50	$27.37
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.52(2)	0.96(2)	0.75	0.41	0.31	0.27
Net gain/(loss) on investments (both realized and unrealized)	1.92	5.92	6.63	8.02	(2.24)	1.11
Total from Investment Operations	2.44	6.88	7.38	8.43	(1.93)	1.38
Less Distributions:
Dividends (from net investment income)	(0.66)	(0.81)	(0.68)	(0.39)	(0.32)	(0.25)
Distributions (from capital gains)	(0.31)	–	–	–	–	–
Total Distributions	(0.97)	(0.81)	(0.68)	(0.39)	(0.32)	(0.25)
Net Asset Value, End of Period	$48.53	$47.06	$40.99	$34.29	$26.25	$28.50
Total Return*	5.25%	16.89%	21.76%	32.23%	(6.93)%	5.09%
Net Assets, End of Period (in thousands)	$2,726,255	$2,663,380	$2,414,285	$2,125,471	$1,757,879	$1,783,138
Average Net Assets for the Period (in thousands)	$2,709,576	$2,594,398	$2,248,201	$2,046,072	$2,045,514	$1,787,046
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets**	0.79%	0.79%	0.80%	0.80%	0.80%	0.83%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets**	0.79%	0.79%	0.80%	0.80%	0.80%	0.83%
Ratio of Net Investment Income/(Loss) to Average Net Assets**	2.15%	2.12%	2.23%	1.42%	1.06%	1.56%
Portfolio Turnover Rate	16%	23%	33%	45%	65%	43%

Class I Shares

For a share outstanding during the period ended March 31,	Janus Growth and
2015 (unaudited), each year or period ended September 30	Income Fund
and the period ended October 31, 2009	2015	2014	2013	2012	2011	2010(3)	2009(4)

Net Asset Value, Beginning of Period	$47.08	$41.00	$34.29	$26.25	$28.50	$26.48	$23.24
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.53(2)	0.99(2)	0.77	0.46	0.35	0.36	0.04
Net gain/(loss) on investments (both realized and unrealized)	1.92	5.92	6.65	7.99	(2.26)	2.01	3.24
Total from Investment Operations	2.45	6.91	7.42	8.45	(1.91)	2.37	3.28
Less Distributions:
Dividends (from net investment income)	(0.68)	(0.83)	(0.71)	(0.41)	(0.34)	(0.35)	(0.04)
Distributions (from capital gains)	(0.31)	–	–	–	–	–	–
Total Distributions	(0.99)	(0.83)	(0.71)	(0.41)	(0.34)	(0.35)	(0.04)
Net Asset Value, End of Period	$48.54	$47.08	$41.00	$34.29	$26.25	$28.50	$26.48
Total Return*	5.27%	16.96%	21.88%	32.31%	(6.85)%	9.00%	14.12%
Net Assets, End of Period (in thousands)	$55,127	$54,748	$31,066	$23,999	$23,016	$65,031	$6,761
Average Net Assets for the Period (in thousands)	$55,377	$45,976	$25,489	$25,945	$57,356	$44,786	$2,059
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets**	0.71%	0.73%	0.73%	0.76%	0.71%	0.72%	0.73%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets**	0.71%	0.73%	0.71%	0.72%	0.70%	0.72%	0.67%
Ratio of Net Investment Income/(Loss) to Average Net Assets**	2.22%	2.19%	2.33%	1.48%	1.18%	1.49%	0.42%
Portfolio Turnover Rate	16%	23%	33%	45%	65%	43%	40%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Period from February 16, 2010 (inception date) through September 30, 2010.
(2)	Per share amounts are calculated based on average shares outstanding during the year or period.
(3)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(4)	Period from July 6, 2009 (inception date) through October 31, 2009.

See Notes to Financial Statements.

Janus Investment Fund | 17

Financial Highlights  (continued)

Class R Shares

For a share outstanding during the period ended March 31, 2015	Janus Growth and
(unaudited), each year or period ended September 30 and the	Income Fund
period ended October 31, 2009	2015	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$46.86	$40.85	$34.22	$26.22	$28.48	$26.45	$23.24
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.38(3)	0.68(3)	0.52	0.22	0.12	0.15	(0.01)
Net gain/(loss) on investments (both realized and unrealized)	1.91	5.92	6.61	8.00	(2.23)	2.03	3.23
Total from Investment Operations	2.29	6.60	7.13	8.22	(2.11)	2.18	3.22
Less Distributions:
Dividends (from net investment income)	(0.50)	(0.59)	(0.50)	(0.22)	(0.15)	(0.15)	(0.01)
Distributions (from capital gains)	(0.31)	–	–	–	–	–	–
Total Distributions	(0.81)	(0.59)	(0.50)	(0.22)	(0.15)	(0.15)	(0.01)
Net Asset Value, End of Period	$48.34	$46.86	$40.85	$34.22	$26.22	$28.48	$26.45
Total Return*	4.92%	16.22%	21.02%	31.42%	(7.49)%	8.27%	13.83%
Net Assets, End of Period (in thousands)	$3,090	$3,225	$2,685	$2,382	$1,931	$2,000	$1,789
Average Net Assets for the Period (in thousands)	$3,353	$2,932	$2,518	$2,355	$2,691	$2,026	$1,853
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets**	1.38%	1.38%	1.39%	1.40%	1.39%	1.44%	1.45%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets**	1.38%	1.38%	1.39%	1.40%	1.39%	1.43%	1.44%
Ratio of Net Investment Income/(Loss) to Average Net Assets**	1.58%	1.52%	1.64%	0.82%	0.46%	0.58%	(0.14)%
Portfolio Turnover Rate	16%	23%	33%	45%	65%	43%	40%

Class S Shares

For a share outstanding during the period ended March 31,	Janus Growth and
2015 (unaudited), each year or period ended September 30	Income Fund
and the period ended October 31, 2009	2015	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$47.01	$40.96	$34.29	$26.26	$28.51	$26.46	$23.24
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.44(3)	0.79(3)	0.63	0.32	0.21	0.22	0.01
Net gain/(loss) on investments (both realized and unrealized)	1.92	5.94	6.62	8.00	(2.25)	2.03	3.23
Total from Investment Operations	2.36	6.73	7.25	8.32	(2.04)	2.25	3.24
Less Distributions:
Dividends (from net investment income)	(0.57)	(0.68)	(0.58)	(0.29)	(0.21)	(0.20)	(0.02)
Distributions (from capital gains)	(0.31)	–	–	–	–	–	–
Total Distributions	(0.88)	(0.68)	(0.58)	(0.29)	(0.21)	(0.20)	(0.02)
Net Asset Value, End of Period	$48.49	$47.01	$40.96	$34.29	$26.26	$28.51	$26.46
Total Return*	5.06%	16.50%	21.33%	31.76%	(7.26)%	8.52%	13.94%
Net Assets, End of Period (in thousands)	$28,802	$33,405	$38,526	$37,945	$46,970	$58,402	$66,211
Average Net Assets for the Period (in thousands)	$31,417	$37,191	$38,196	$46,185	$62,132	$63,457	$66,895
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets**	1.13%	1.13%	1.14%	1.13%	1.15%	1.18%	1.20%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets**	1.13%	1.12%	1.14%	1.13%	1.15%	1.18%	1.19%
Ratio of Net Investment Income/(Loss) to Average Net Assets**	1.82%	1.77%	1.89%	1.06%	0.71%	0.81%	0.10%
Portfolio Turnover Rate	16%	23%	33%	45%	65%	43%	40%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

18 | MARCH 31, 2015

Class T Shares

For a share outstanding during the period
ended March 31, 2015 (unaudited), each year	Janus Growth and
or period ended September 30 and the year	Income Fund
ended October 31	2015	2014	2013	2012	2011	2010(1)	2009

Net Asset Value, Beginning of Period	$47.04	$40.97	$34.28	$26.25	$28.50	$26.47	$21.90
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.50(2)	0.92(2)	0.72	0.38	0.28	0.28	0.28
Net gain/(loss) on investments (both realized and unrealized)	1.91	5.93	6.63	8.01	(2.25)	2.03	4.56
Total from Investment Operations	2.41	6.85	7.35	8.39	(1.97)	2.31	4.84
Less Distributions:
Dividends (from net investment income)	(0.64)	(0.78)	(0.66)	(0.36)	(0.28)	(0.28)	(0.27)
Distributions (from capital gains)	(0.31)	–	–	–	–	–	–
Total Distributions	(0.95)	(0.78)	(0.66)	(0.36)	(0.28)	(0.28)	(0.27)
Net Asset Value, End of Period	$48.50	$47.04	$40.97	$34.28	$26.25	$28.50	$26.47
Total Return*	5.17%	16.81%	21.66%	32.07%	(7.03)%	8.79%	22.32%
Net Assets, End of Period (in thousands)	$1,500,980	$1,538,205	$1,398,091	$1,330,261	$1,253,824	$1,615,457	$3,622,998
Average Net Assets for the Period (in thousands)	$1,533,761	$1,503,853	$1,347,857	$1,352,274	$1,639,387	$2,383,198	$3,231,514
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets**	0.87%	0.88%	0.89%	0.90%	0.90%	0.90%	0.90%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets**	0.87%	0.87%	0.88%	0.90%	0.90%	0.90%	0.89%
Ratio of Net Investment Income/(Loss) to Average Net Assets**	2.07%	2.04%	2.15%	1.31%	0.96%	0.90%	1.22%
Portfolio Turnover Rate	16%	23%	33%	45%	65%	43%	40%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund | 19

Notes to Financial Statements (unaudited)

1.	Organization and Significant Accounting Policies

Janus Growth and Income Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-seven funds which include multiple series of shares, with differing investment objectives and policies. The Fund invests primarily in equity securities. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be valued on an amortized cost basis. Securities for which market

20 | MARCH 31, 2015

quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary
Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2015 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Fund did not hold a significant amount of Level 3 securities as of March 31, 2015.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used

Janus Investment Fund | 21

Notes to Financial Statements (unaudited) (continued)

for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Fund. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications
In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations
The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions
Dividends of net investment income are generally declared and distributed quarterly, and realized capital gains (if any) are distributed annually.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2.	Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended March 31, 2015 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of this section.

22 | MARCH 31, 2015

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

•	Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

•	Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for

Janus Investment Fund | 23

Notes to Financial Statements (unaudited) (continued)

nonhedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported on the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/(depreciation) (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

The following table provides average ending monthly currency value amounts on sold forward currency contracts during the period ended March 31, 2015.

Fund	Sold

Janus Growth and Income Fund	$71,238,165

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of March 31, 2015.

Fair Value of Derivative Instruments as of March 31, 2015

Derivatives not accounted for as	Asset Derivatives		Liability Derivatives
hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Janus Growth and Income Fund
Currency Contracts	Forward currency contracts	$1,117,941	Forward currency contracts	$36,007

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the period ended March 31, 2015.

The effect of Derivative Instruments on the Statement of Operations for the period ended March 31, 2015

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Investments and foreign
Derivatives not accounted for as hedging instruments	currency transactions

Janus Growth and Income Fund
Currency Contracts	$5,446,553

Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income
Investments, foreign
currency translations and
non-interested Trustees’
Derivatives not accounted for as hedging instruments	deferred compensation

Janus Growth and Income Fund
Currency Contracts	$461,170

Please see the Fund’s Statement of Operations for the Fund’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

3.	Other Investments and Strategies

Additional Investment Risk
The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify

24 | MARCH 31, 2015

both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. As a result, financial markets in the EU have been subject to increased volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties
Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the “Offsetting Assets and Liabilities” section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities
The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Fund does not offset certain derivative financial instruments’ payables

Janus Investment Fund | 25

Notes to Financial Statements (unaudited) (continued)

and receivables and related collateral on the Statement of Assets and Liabilities.

The following tables present gross amounts of recognized assets and liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see either the “Fair Value of Derivative Instruments as of March 31, 2015” table located in Note 2 of these Notes to Financial Statements and/or the Fund’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
Counterparty	of Recognized Assets	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount

Bank of America	$123,312	$–	$–	$123,312
Credit Suisse International	657,344	–	–	657,344
HSBC Securities (USA), Inc.	337,285	–	–	337,285

Total	1,117,941	–	–	1,117,941

Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts
Counterparty	of Recognized Liabilities	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount

JPMorgan Chase & Co.	$13,790	$–	$–	$13,790
RBC Capital Markets Corp.	22,217	–	–	22,217

Total	36,007	–	–	36,007

(a)	Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.
(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

The Fund does not exchange collateral on its forward currency contracts with its counterparties; however, the Fund will segregate cash or high-grade securities in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. Such segregated assets, if with the Fund’s custodian, are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their market value equals or exceeds the current market value of the Fund’s corresponding forward currency contracts.

Real Estate Investing
The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions
Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

	Average Daily
	Net Assets	Contractual Investment
Fund	of the Fund	Advisory Fee (%)

Janus Growth and Income Fund	All Asset Levels	0.60

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the transfer agency agreement, brokerage commissions, interest, dividends, taxes,

26 | MARCH 31, 2015

acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate shown below. Janus Capital has agreed to continue the waiver until at least February 1, 2016.

Expense
Fund	Limit (%)

Janus Growth and Income Fund	0.75

If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the transfer agency agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares, and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares, and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares, and receives reimbursement for its out-of-pocket costs on all other share classes. Included in out-of-pocket expenses are the expenses Janus Services incurs for serving as transfer agent and providing servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, of up to 0.50% of the Class R Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the

Janus Investment Fund | 27

Notes to Financial Statements (unaudited) (continued)

payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). The Fund also pays for salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. Some expenses related to compensation payable to the Fund’s Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $307,757 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended March 31, 2015. The Fund’s portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of March 31, 2015 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended March 31, 2015 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $135,000 were paid by the Trust to a Trustee under the Deferred Plan during the period ended March 31, 2015.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Fund’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2015 can be found in a table located in the Notes to Schedule of Investments and Other Information.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the period ended March 31, 2015, Janus Distributors retained the following upfront sales charges:

Upfront
Fund (Class A Shares)	Sales Charge

Janus Growth and Income Fund	$3,557

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable

28 | MARCH 31, 2015

CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the period ended March 31, 2015.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended March 31, 2015, redeeming shareholders of Class C Shares paid the following CDSCs:

Fund (Class C Shares)	CDSC

Janus Growth and Income Fund	$144

5.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2015 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships, and investments in passive foreign investment companies.

				Net Tax
	Federal Tax	Unrealized	Unrealized	Appreciation/
Fund	Cost	Appreciation	(Depreciation)	(Depreciation)

Janus Growth and Income Fund	$3,044,519,045	$1,330,731,673	$(11,335,294)	$1,319,396,379

Accumulated capital losses noted below represent net capital loss carryovers, as of September 30, 2014, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Losses incurred during those years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may more likely expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The following table shows these capital loss carryovers.

Capital Loss Carryover Expiration Schedule
For the year ended September 30, 2014

							Accumulated
	September 30,	September 30,	September 30,	September 30,	No Expiration		Capital
Fund	2015	2016	2017	2018	Short-Term	Long-Term	Losses

Janus Growth and Income Fund(1)	$(1,281,001)	$(7,963,315)	$(57,148,505)	$(462,850)	$–	$–	$(66,855,671)

(1)	Capital loss carryovers subject to annual limitations, $(62,874,013) should be available in the next fiscal year.

Janus Investment Fund | 29

Notes to Financial Statements (unaudited) (continued)

6.	Capital Share Transactions

	Janus Growth
For the period ended March 31 (unaudited)	and Income Fund
and the year ended September 30	2015	2014

Transactions in Fund Shares – Class A Shares:
Shares sold	51,482	107,492
Reinvested dividends and distributions	10,797	9,793
Shares repurchased	(59,157)	(184,110)
Net Increase/(Decrease) in Fund Shares	3,122	(66,825)
Shares Outstanding, Beginning of Period	561,680	628,505
Shares Outstanding, End of Period	564,802	561,680
Transactions in Fund Shares – Class C Shares:
Shares sold	108,134	47,912
Reinvested dividends and distributions	5,511	2,914
Shares repurchased	(45,563)	(41,376)
Net Increase/(Decrease) in Fund Shares	68,082	9,450
Shares Outstanding, Beginning of Period	352,540	343,090
Shares Outstanding, End of Period	420,622	352,540
Transactions in Fund Shares – Class D Shares:
Shares sold	960,771	1,811,609
Reinvested dividends and distributions	1,121,146	1,009,156
Shares repurchased	(2,493,157)	(5,132,620)
Net Increase/(Decrease) in Fund Shares	(411,240)	(2,311,855)
Shares Outstanding, Beginning of Period	56,592,961	58,904,816
Shares Outstanding, End of Period	56,181,721	56,592,961
Transactions in Fund Shares – Class I Shares:
Shares sold	94,672	614,463
Reinvested dividends and distributions	20,800	17,247
Shares repurchased	(142,670)	(226,554)
Net Increase/(Decrease) in Fund Shares	(27,198)	405,156
Shares Outstanding, Beginning of Period	1,162,952	757,796
Shares Outstanding, End of Period	1,135,754	1,162,952
Transactions in Fund Shares – Class R Shares:
Shares sold	4,532	18,862
Reinvested dividends and distributions	1,182	864
Shares repurchased	(10,615)	(16,618)
Net Increase/(Decrease) in Fund Shares	(4,901)	3,108
Shares Outstanding, Beginning of Period	68,831	65,723
Shares Outstanding, End of Period	63,930	68,831
Transactions in Fund Shares – Class S Shares:
Shares sold	43,678	96,624
Reinvested dividends and distributions	11,765	12,422
Shares repurchased	(172,041)	(339,037)
Net Increase/(Decrease) in Fund Shares	(116,598)	(229,991)
Shares Outstanding, Beginning of Period	710,570	940,561
Shares Outstanding, End of Period	593,972	710,570
Transactions in Fund Shares – Class T Shares:
Shares sold	923,658	3,910,299
Reinvested dividends and distributions	619,221	557,593
Shares repurchased	(3,298,369)	(5,890,213)
Net Increase/(Decrease) in Fund Shares	(1,755,490)	(1,422,321)
Shares Outstanding, Beginning of Period	32,701,258	34,123,579
Shares Outstanding, End of Period	30,945,768	32,701,258

30 | MARCH 31, 2015

7.	Purchases and Sales of Investment Securities

For the period ended March 31, 2015, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

Janus Growth and Income Fund	$717,102,105	$851,348,485	$–	$–

8.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to March 31, 2015 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund | 31

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 10, 2014, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2015 through January 1 or February 1, 2016, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services
The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service

32 | MARCH 31, 2015

providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed institutional competitive advantages that should be able to provide superior investment management returns over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds
The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has improved: for the 36 months ended September 30, 2014, approximately 64% of the Funds were in the top two Lipper quartiles of performance, and for the 12 months ended September 30, 2014, approximately 57% of the Funds were in the top two Lipper quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the

Janus Investment Fund | 33

Additional Information (unaudited) (continued)

second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

Value Funds

•	For Perkins International Value Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014.

•	For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

Mathematical Funds

•	For INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH International Managed Volatility Fund (formerly named INTECH International Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund), the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for

34 | MARCH 31, 2015

the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of under-performance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and in the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and that the performance trend was improving.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the first Lipper

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Additional Information (unaudited) (continued)

quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s

36 | MARCH 31, 2015

underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and its limited performance history.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory agreement(s).

Costs of Services Provided
The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the mean management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

In this regard, the independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 19% below the mean total expenses of their respective Lipper Expense Group peers and 29% below the mean total expenses for their Lipper Expense Universes; (3) management fees for the Funds, on average, were 15% below the mean management fees for their Expense Groups and 20% below the mean for their Expense Universes; and (4) Janus fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered how the total expenses for each share class of each Fund compared to the mean total expenses for its Lipper Expense Group peers and to mean total expenses for its Lipper Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus

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Additional Information (unaudited) (continued)

Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) the average spread between management fees charged to the Funds and those charged to Janus Capital’s institutional accounts is reasonable relative to the average spreads seen in the industry; and (4) the retained fee margins implied by Janus Capital’s subadvised fees when compared to its mutual fund fees are reasonable relative to retained fee margins in the industry.

The Trustees considered the fees for each Fund for its fiscal year ended in 2013, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Bond Fund, the Trustees noted that although the Fund’s total expenses were equal to or below the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

•	For Perkins International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also

38 | MARCH 31, 2015

noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Mathematical Funds

•	For INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH International Managed Volatility Fund (formerly named INTECH International Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that

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Additional Information (unaudited) (continued)

Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that, although the Fund’s total expenses were above the peer group mean for its sole share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable limit.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

40 | MARCH 31, 2015

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

In this regard, the independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale
The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that their independent fee consultant had provided analysis of economies of scale during prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, the base contractual management fee rate paid by most of the Funds, before any adjustment for performance, if applicable, was below the mean contractual management fee rate of the Fund’s peer group identified by an independent data provider. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

In this regard, the independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, it could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief

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Additional Information (unaudited) (continued)

that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital
The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

42 | MARCH 31, 2015

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was March 31, 2015. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices.

When comparing the performance of the Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Fund invested in the index.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will

Janus Investment Fund | 43

Useful Information About Your Fund Report (unaudited) (continued)

notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or

44 | MARCH 31, 2015

investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund | 45

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC.

Funds distributed by Janus Distributors LLC

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-0515-87821	125-24-93048 05-15

semiannual report
March 31, 2015

Janus Research Fund

Janus Investment Fund

highlights

•	Portfolio management perspective
•	Investment strategy behind your fund
•	Fund performance, characteristics and holdings

            Janus Research Fund

Janus Research Fund (unaudited)

FUND SNAPSHOT We seek to create a high-conviction portfolio reflecting the best ideas of the Janus research team.	Team Based Approach Led by Carmel Wellso Director of Research

PERFORMANCE OVERVIEW

Janus Research Fund’s Class T Shares returned 11.99% over the six-month period ended March 31, 2015. The Fund’s primary benchmark, the Russell 1000 Growth Index, returned 8.81%, and its secondary benchmark, the S&P 500 Index, returned 5.93% during the period.

MARKET ENVIRONMENT

Volatility marked the early part of the period as investors considered the possibility that the autumn’s precipitous slide in crude prices was a consequence of declining global growth expectations. Indeed, growth data outside of the United States remained muted. Conditions in Europe contributed to investor angst as prices within the eurozone entered deflationary territory. While European Central Bank (ECB) President Mario Draghi threw European investors a lifeline in the form of a 1 trillion euro quantitative easing program, he did the prospects of the U.S. dollar no favors, as it continued to surge against the euro and most other major currencies. This caused investors to worry that global earnings of U.S. companies would suffer. Major U.S. indices reached record levels in early March, only to pull back on concerns that yet another strong jobs report would entice the Federal Reserve (Fed) to raise interest rates as early as June. Those concerns were later assuaged as the Fed’s late-month statement, while jettisoning the term “patience” when alluding to its time frame for initiating rate hikes, revised growth expectations downward to such a degree that investors interpreted the overall message as dovish.

PERFORMANCE DISCUSSION

Our Fund, which represents the best ideas of our seven sector teams, focuses on companies that we believe can generate multiyear growth. Investing in companies with characteristics such as brand power and competitive position, we believe, can drive superior long-term performance. The diversified nature of the portfolio is also designed to minimize macroeconomic risks, such as we saw during the period. Six of our seven research sectors contributed to relative performance, with only our industrial holdings lagging those within the primary benchmark.

On an individual company basis, Apple was the period’s largest contributor. The electronic-device company benefited from positive sentiment in the aftermath of its astounding fourth quarter earnings results, the first full reporting period to include its highly popular iPhone 6, launched in September. In February, the company’s stock reached a new record, pushing its market capitalization above $700 billion. We think Apple still has strong opportunities as its ecosystem continues to attract new and potentially long-term subscribers onto its platform and increase its addressable market as lower price points draw new customers.

Pharmacyclics is among the many health care companies that aided outperformance. The company’s stock surged in January on consensus-beating earnings from the prior quarter as well as upbeat guidance for its blood-cancer drug, Imbruvica. It was then announced that AbbVie would acquire Pharmacyclics for $21 billion.

Home improvement retailer Lowe’s was a positive contributor. The company reported solid results early in the period and more importantly raised full-year guidance. It stated plans to use expected increases in free cash flow on a share repurchase program. Additionally, several operational initiatives over the past few years have begun to bear fruit and the company also has benefited from a continued recovery in the U.S. housing sector.

Internet giant Google endured a tough 2014, and despite seeing shares recover in early 2015, the company remained a leading detractor to Fund performance. The company endured a bout of headline risk, mainly emanating from Europe as regulators complained about its purported market power. We continue to favorably view Google’s strong position in the mobile search market, which is augmented by its Android mobile device software.

Several exploration and production companies were negatively impacted by weak energy prices. Among them was Noble Energy. While we like that Noble has a diversified, global production base, we no longer hold the company in the portfolio, as we view the prospects of other energy companies and other sectors as more promising at this time.

Chemical producer LyondellBasell was also impacted by the negative mood toward the energy complex. Investors feared prices for key products such as ethylene would face downward pressure as they are priced off crude, which in turn would squeeze the company’s margins. We continue to like the firm for its reliance upon natural gas,

Janus Investment Fund | 1

Janus Research Fund (unaudited)

which remains well supplied given high North American production levels. We also believe in management’s commitment to returning capital to shareholders.

OUTLOOK

The Fed left some uncertainty about when it would lift rates, leading to some concern about the economic recovery. The corporate outlook has become less sanguine in some sectors. Energy clearly is under pressure. Industrial firms face the double barrel pressure of a slowdown in their sales to oil companies and a loss of global competitiveness with a stronger dollar. Similarly, China is no longer the growth engine it once was for U.S. firms.

We cannot argue valuations are cheap, save for a few areas such as financials and deeply cyclical, commodity-exposed companies. But valuations are not extreme either, especially compared to the alternative asset classes.

Biotech merger and acquisition activity is continuing but we expect to see deals elsewhere and that should drive valuation. The Kraft-Heinz deal announced in March valued a slow-growing but quality brand-name business at more than 20 times earnings. Multiples remain close together: Find the companies that have a path to growth or that can help another company grow and you have the potential to make money in equities.

Thank you for your investment in Janus Research Fund.

2 | MARCH 31, 2015

(unaudited)

Janus Research Fund At A Glance

5 Top Performers – Holdings

Contribution

Apple, Inc.	1.52%
Pharmacyclics, Inc.	0.93%
Lowe’s Cos., Inc.	0.62%
Biogen, Inc.	0.56%
Kroger Co.	0.48%

5 Bottom Performers – Holdings

Contribution

Google, Inc. – Class A	–0.26%
Noble Energy, Inc.	–0.22%
LyondellBasell Industries NV – Class A	–0.18%
Core Laboratories NV	–0.17%
Enterprise Products Partners LP	–0.15%

4 Top Performers – Sectors*

		Fund Weighting	Russell 1000®
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Health Care	1.43%	15.23%	15.15%
Technology	1.28%	19.16%	19.29%
Consumer	0.78%	19.18%	19.58%
Energy	0.38%	4.78%	4.77%

3 Bottom Performers – Sectors*

		Fund Weighting	Russell 1000®
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Industrials	–0.23%	16.53%	16.79%
Communications	0.07%	16.12%	16.38%
Financials	0.17%	7.84%	7.98%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	The sectors listed above reflect those covered by the seven analyst teams who comprise the Janus Research Team.

Janus Investment Fund | 3

Janus Research Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of March 31, 2015

Apple, Inc. Technology Hardware, Storage & Peripherals	6.2%
Google, Inc. – Class C Internet Software & Services	3.3%
Biogen, Inc. Biotechnology	2.3%
Amgen, Inc. Biotechnology	2.0%
Facebook, Inc. – Class A Internet Software & Services	2.0%

15.8%

Asset Allocation – (% of Net Assets)
As of March 31, 2015

*Includes Other of (0.8)%.

Top Country Allocations – Long Positions (% of Investment Securities)
As of March 31, 2015

As of September 30, 2014

4 | MARCH 31, 2015

(unaudited)

Performance

Average Annual Total Return – for the periods ended March 31, 2015						Expense Ratios – per the January 28, 2015 prospectuses
	Fiscal	One	Five	Ten	Since	Total Annual Fund
	Year-to-Date	Year	Year	Year	Inception*	Operating Expenses

Janus Research Fund – Class A Shares
NAV	11.94%	18.38%	15.55%	9.96%	11.24%	0.93%
MOP	5.49%	11.58%	14.19%	9.31%	10.94%

Janus Research Fund – Class C Shares
NAV	11.53%	17.51%	14.69%	9.17%	10.46%	1.67%
CDSC	10.56%	16.51%	14.69%	9.17%	10.46%

Janus Research Fund – Class D Shares(1)	12.05%	18.63%	15.80%	10.19%	11.48%	0.72%

Janus Research Fund – Class I Shares	12.10%	18.72%	15.89%	10.15%	11.45%	0.65%

Janus Research Fund – Class N Shares	12.15%	18.82%	15.69%	10.15%	11.45%	0.55%

Janus Research Fund – Class S Shares	11.86%	18.24%	15.39%	9.80%	11.09%	1.06%

Janus Research Fund – Class T Shares	11.99%	18.49%	15.69%	10.15%	11.45%	0.80%

Russell 1000® Growth Index	8.81%	16.09%	15.63%	9.36%	8.88%

S&P 500® Index	5.93%	12.73%	14.47%	8.01%	9.43%

Morningstar Quartile – Class T Shares	–	1st	1st	1st	1st

Morningstar Ranking – based on total return for Large Growth Funds	–	155/1,759	246/1,538	188/1,334	33/568

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

See important disclosures on the next page.

Janus Investment Fund | 5

Janus Research Fund (unaudited)

This Fund has a performance-based management fee that may adjust up or down based on the Fund’s performance.

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares commenced operations on May 31, 2012. Performance shown for periods prior to May 31, 2012 reflects the performance of the Fund’s Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics.

© 2015 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

Effective December 15, 2014, Carmel Wellso leads the Janus Research Team for the Fund.

See “Useful Information About Your Fund Report.”

*	The Fund’s inception date – May 3, 1993
(1)	Closed to new investors.

6 | MARCH 31, 2015

(unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(10/1/14)	(3/31/15)	(10/1/14 - 3/31/15)†	(10/1/14)	(3/31/15)	(10/1/14 - 3/31/15)†	(10/1/14 - 3/31/15)

Class A Shares	$1,000.00	$1,119.40	$5.60	$1,000.00	$1,019.65	$5.34	1.06%

Class C Shares	$1,000.00	$1,115.30	$9.76	$1,000.00	$1,015.71	$9.30	1.85%

Class D Shares	$1,000.00	$1,120.50	$4.65	$1,000.00	$1,020.54	$4.43	0.88%

Class I Shares	$1,000.00	$1,121.00	$4.12	$1,000.00	$1,021.04	$3.93	0.78%

Class N Shares	$1,000.00	$1,121.50	$3.76	$1,000.00	$1,021.39	$3.58	0.71%

Class S Shares	$1,000.00	$1,118.60	$6.34	$1,000.00	$1,018.95	$6.04	1.20%

Class T Shares	$1,000.00	$1,119.90	$5.07	$1,000.00	$1,020.14	$4.84	0.96%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund | 7

Janus Research Fund

Schedule of Investments (unaudited)

As of March 31, 2015

Shares		Value
Common Stocks – 99.3%
Aerospace & Defense – 1.8%
244,969	Precision Castparts Corp.	$51,443,490
278,585	United Technologies Corp.	32,650,162

		84,093,652
Airlines – 1.1%
761,573	United Continental Holdings, Inc.*	51,215,784
Auto Components – 0.5%
309,597	Delphi Automotive PLC	24,687,265
Beverages – 1.5%
189,583	Brown-Forman Corp. – Class B	17,128,824
558,717	PepsiCo, Inc.	53,424,520

		70,553,344
Biotechnology – 7.5%
609,874	Amgen, Inc.	97,488,359
259,007	Biogen, Inc.*	109,363,116
723,261	Celgene Corp.*	83,377,528
1,738,495	Ironwood Pharmaceuticals, Inc.*	27,815,920
88,450	Regeneron Pharmaceuticals, Inc.*	39,933,406

		357,978,329
Building Products – 0.5%
397,394	AO Smith Corp	26,092,890
Capital Markets – 2.2%
65,828	BlackRock, Inc.	24,082,516
1,013,023	Blackstone Group LP	39,396,464
885,204	E*TRADE Financial Corp.*	25,277,000
360,394	LPL Financial Holdings, Inc.	15,806,881

		104,562,861
Chemicals – 3.6%
418,360	Air Products & Chemicals, Inc.	63,289,501
376,022	LyondellBasell Industries NV – Class A	33,014,731
287,716	Monsanto Co.	32,379,559
187,337	PPG Industries, Inc.	42,251,987

		170,935,778
Commercial Banks – 0.4%
366,039	PacWest Bancorp	17,163,569
Communications Equipment – 2.5%
903,403	CommScope Holding Co., Inc.*	25,783,122
513,393	Motorola Solutions, Inc.	34,227,911
835,130	QUALCOMM, Inc.	57,907,914

		117,918,947
Consumer Finance – 0.4%
273,077	American Express Co.	21,332,775
Containers & Packaging – 1.0%
895,808	Crown Holdings, Inc.*	48,391,548
Diversified Financial Services – 0.4%
87,600	Intercontinental Exchange, Inc.	20,434,452
Electric Utilities – 0.4%
465,960	Brookfield Infrastructure Partners LP	21,219,818
Electrical Equipment – 1.3%
1,091,761	Sensata Technologies Holding NV*	62,721,669
Electronic Equipment, Instruments & Components – 3.0%
988,730	Amphenol Corp. – Class A	58,265,859
791,244	National Instruments Corp.	25,351,458
840,298	TE Connectivity, Ltd. (U.S. Shares)	60,182,142

		143,799,459
Energy Equipment & Services – 0.6%
451,013	Baker Hughes, Inc.	28,675,407
Food & Staples Retailing – 2.6%
830,295	Kroger Co.	63,650,415
1,031,893	Sysco Corp.	38,933,323
395,163	Whole Foods Market, Inc.	20,580,089

		123,163,827
Food Products – 1.1%
544,488	Hershey Co.	54,944,284
Health Care Equipment & Supplies – 0.9%
2,466,712	Boston Scientific Corp.*	43,784,138
Health Care Providers & Services – 0.7%
361,929	Express Scripts Holding Co.*	31,404,579
Health Care Technology – 0.6%
231,412	athenahealth, Inc.*	27,628,279
Hotels, Restaurants & Leisure – 2.9%
499,195	Dunkin’ Brands Group, Inc.	23,741,714
398,553	Las Vegas Sands Corp.	21,936,357
700,461	Starbucks Corp.	66,333,657
346,517	Starwood Hotels & Resorts Worldwide, Inc.	28,934,169

		140,945,897
Household Products – 1.5%
1,021,965	Colgate-Palmolive Co.	70,863,053
Industrial Conglomerates – 1.2%
347,994	Danaher Corp.	29,544,691
152,536	Roper Industries, Inc.	26,236,192

		55,780,883
Information Technology Services – 3.9%
900,941	Amdocs, Ltd. (U.S. Shares)	49,011,191
772,718	MasterCard, Inc. – Class A	66,755,108
1,049,332	Visa, Inc. – Class A	68,636,806

		184,403,105
Insurance – 0.7%
330,633	Aon PLC	31,780,444
Internet & Catalog Retail – 2.5%
183,998	Amazon.com, Inc.*	68,465,656
42,302	Priceline Group, Inc.*	49,245,873

		117,711,529
Internet Software & Services – 5.3%
1,156,393	Facebook, Inc. – Class A*	95,072,850
291,337	Google, Inc. – Class C*	159,652,676

		254,725,526
Leisure Products – 0.3%
670,784	Mattel, Inc.	15,327,414
Machinery – 2.3%
870,022	Colfax Corp.*	41,526,150
455,955	Dover Corp.	31,515,610
1,415,461	Rexnord Corp.*	37,778,654

		110,820,414

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8 | MARCH 31, 2015

Schedule of Investments (unaudited)

As of March 31, 2015

Shares		Value
Media – 5.9%
490,125	CBS Corp. – Class B	$29,716,279
1,592,131	Comcast Corp. – Class A	89,907,637
166,569	Time Warner Cable, Inc.	24,965,362
2,058,939	Twenty-First Century Fox, Inc. – Class A	69,674,496
647,197	Walt Disney Co.	67,884,493

		282,148,267
Oil, Gas & Consumable Fuels – 3.0%
394,712	Anadarko Petroleum Corp.	32,686,101
877,968	Enterprise Products Partners LP	28,911,486
519,890	MarkWest Energy Partners LP	34,364,729
341,536	Phillips 66	26,844,730
366,115	Valero Energy Corp.	23,292,236

		146,099,282
Personal Products – 0.7%
421,842	Estee Lauder Cos., Inc. – Class A	35,080,381
Pharmaceuticals – 5.8%
897,944	Bristol-Myers Squibb Co.	57,917,388
536,544	Eli Lilly & Co.	38,979,922
672,882	Endo International PLC*	60,357,515
167,779	Jazz Pharmaceuticals PLC*	28,990,534
259,927	Johnson & Johnson	26,148,656
510,808	Mallinckrodt PLC*	64,693,833

		277,087,848
Professional Services – 0.5%
223,003	IHS, Inc. – Class A*	25,368,821
Real Estate Investment Trusts (REITs) – 2.2%
803,744	American Tower Corp.	75,672,498
794,634	Lexington Realty Trust	7,811,252
101,970	Simon Property Group, Inc.	19,949,411

		103,433,161
Real Estate Management & Development – 0.4%
126,959	Jones Lang LaSalle, Inc.	21,633,814
Road & Rail – 1.8%
282,154	Kansas City Southern	28,802,281
544,920	Union Pacific Corp.	59,020,285

		87,822,566
Semiconductor & Semiconductor Equipment – 2.4%
2,963,005	Atmel Corp.	24,385,531
176,246	Avago Technologies, Ltd.	22,379,717
622,235	Freescale Semiconductor, Ltd.*	25,362,299
249,356	KLA-Tencor Corp.	14,534,961
629,095	Xilinx, Inc.	26,610,719

		113,273,227
Software – 4.1%
338,549	ANSYS, Inc.*	29,856,636
1,674,938	Cadence Design Systems, Inc.*	30,885,857
104,967	NetSuite, Inc.*	9,736,739
1,455,536	Oracle Corp.	62,806,378
318,071	Salesforce.com, Inc.*	21,250,323
547,060	Solera Holdings, Inc.	28,261,120
98,447	Tyler Technologies, Inc.*	11,865,817

		194,662,870
Specialty Retail – 6.4%
68,205	AutoZone, Inc.*	46,526,723
1,232,290	Lowe’s Cos., Inc.	91,670,053
230,557	Tiffany & Co.	20,291,322
733,183	TJX Cos., Inc.	51,359,469
464,377	Tractor Supply Co.	39,499,908
180,091	Ulta Salon Cosmetics & Fragrance, Inc.*	27,166,727
347,419	Williams-Sonoma, Inc.	27,692,768

		304,206,970
Technology Hardware, Storage & Peripherals – 6.5%
2,377,525	Apple, Inc.	295,835,436
587,926	EMC Corp.	15,027,388

		310,862,824
Textiles, Apparel & Luxury Goods – 1.6%
300,832	Carter’s, Inc.	27,817,935
490,017	NIKE, Inc. – Class B	49,163,406

		76,981,341
Tobacco – 0.9%
866,217	Altria Group, Inc.	43,328,174
Trading Companies & Distributors – 0.9%
390,942	MSC Industrial Direct Co., Inc. – Class A	28,226,012
673,256	NOW, Inc.*,#	14,569,260

		42,795,272
Wireless Telecommunication Services – 1.0%
1,519,981	T-Mobile U.S., Inc.*	48,168,198

Total Common Stocks (cost $3,351,256,745)		4,748,013,935
Investment Companies – 1.5%
Investments Purchased with Cash Collateral from Securities Lending – 0.2%
11,360,250	Janus Cash Collateral Fund LLC, 0.1041%°°,£	11,360,250
Money Markets – 1.3%
59,724,975	Janus Cash Liquidity Fund LLC, 0.1097%°°,£	59,724,975

Total Investment Companies (cost $71,085,225)		71,085,225
Total Investments (total cost $3,422,341,970) – 100.8%		4,819,099,160

Liabilities, net of Cash, Receivables and Other Assets – (0.8)%		(39,790,422)

Net Assets – 100%		$4,779,308,738

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund | 9

Notes to Schedule of Investments and Other Information (unaudited)

Russell 1000® Growth Index	Measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

S&P 500® Index	Measures broad U.S. equity performance.

LLC	Limited Liability Company

LP	Limited Partnership

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American stock exchange.

*	Non-income producing security.

°°	Rate shown is the 7-day yield as of March 31, 2015.

#	Loaned security; a portion of the security is on loan at March 31, 2015.

£	The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Fund’s relative ownership, the following securities were considered affiliated companies for all or some portion of the period ended March 31, 2015. Unless otherwise indicated, all information in the table is for the period ended March 31, 2015.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 9/30/14	Purchases	Sales	at 3/31/15	Gain/(Loss)	Income	at 3/31/15

Janus Research Fund
Janus Cash Collateral Fund LLC	–	11,990,250	(630,000)	11,360,250	$–	$–	$11,360,250
Janus Cash Liquidity Fund LLC	51,003,813	364,016,162	(355,295,000)	59,724,975	–	26,296	59,724,975

Total					$–	$26,296	$71,085,225

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2015. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of March 31, 2015)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Janus Research Fund
Assets
Investments in Securities:
Common Stocks	$4,748,013,935	$ –	$ –

Investment Companies	–	71,085,225	–

Total Assets	$4,748,013,935	$71,085,225	$ –

10 | MARCH 31, 2015

Statement of Assets and Liabilities

As of March 31, 2015 (unaudited)	Janus Research Fund

Assets:
Investments, at cost	$3,422,341,970
Unaffiliated investments, at value(1)	$4,748,013,935
Affiliated investments, at value	71,085,225
Cash	343,105
Non-interested Trustees’ deferred compensation	93,921
Receivables:
Fund shares sold	3,158,160
Dividends	3,366,288
Dividends from affiliates	7,086
Other assets	34,957
Total Assets	4,826,102,677
Liabilities:
Collateral for securities loaned (Note 2)	11,360,250
Payables:
Investments purchased	24,185,691
Fund shares repurchased	6,923,276
Advisory fees	2,947,459
Fund administration fees	40,867
Transfer agent fees and expenses	967,511
12b-1 Distribution and shareholder servicing fees	11,975
Non-interested Trustees’ fees and expenses	27,130
Non-interested Trustees’ deferred compensation fees	93,921
Accrued expenses and other payables	235,859
Total Liabilities	46,793,939
Net Assets	$4,779,308,738

See footnotes at the end of the Statement.
See Notes to Financial Statements.

Janus Investment Fund | 11

Statement of Assets and Liabilities  (continued)

As of March 31, 2015 (unaudited)	Janus Research Fund

Net Assets Consist of:
Capital (par value and paid-in surplus)	$3,171,218,177
Undistributed net investment income/(loss)	13,285,127
Undistributed net realized gain/(loss) from investments	198,032,647
Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation	1,396,772,787
Total Net Assets	$4,779,308,738
Net Assets - Class A Shares	$23,008,298
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	507,211
Net Asset Value Per Share(2)	$45.36
Maximum Offering Price Per Share(3)	$48.13
Net Assets - Class C Shares	$9,089,035
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	206,538
Net Asset Value Per Share(2)	$44.01
Net Assets - Class D Shares	$2,717,946,140
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	59,564,715
Net Asset Value Per Share	$45.63
Net Assets - Class I Shares	$246,813,604
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5,416,588
Net Asset Value Per Share	$45.57
Net Assets - Class N Shares	$76,669,540
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,682,431
Net Asset Value Per Share	$45.57
Net Assets - Class S Shares	$1,224,541
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	27,198
Net Asset Value Per Share	$45.02
Net Assets - Class T Shares	$1,704,557,580
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	37,352,789
Net Asset Value Per Share	$45.63

(1)	Includes $11,021,967 of securities on loan. See Note 2 in Notes to Financial Statements.
(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(3)	Maximum offering price is computed at 100/94.25 of net asset value.
See Notes to Financial Statements.

12 | MARCH 31, 2015

Statement of Operations

For the period ended March 31, 2015 (unaudited)	Janus Research Fund

Investment Income:
Dividends	$33,285,173
Dividends from affiliates	26,296
Other income	13
Foreign tax withheld	(15,911)
Total Investment Income	33,295,571
Expenses:
Advisory fees	15,462,483
12b-1 Distribution and shareholder servicing fees:
Class A Shares	22,870
Class C Shares	28,015
Class S Shares	3,623
Transfer agent administrative fees and expenses:
Class D Shares	1,552,309
Class S Shares	3,623
Class T Shares	1,987,122
Transfer agent networking and omnibus fees:
Class A Shares	7,416
Class C Shares	2,913
Class I Shares	65,117
Other transfer agent fees and expenses:
Class A Shares	1,061
Class C Shares	393
Class D Shares	358,905
Class I Shares	4,547
Class N Shares	283
Class S Shares	17
Class T Shares	12,103
Shareholder reports expense	385,306
Registration fees	81,156
Custodian fees	11,114
Professional fees	37,329
Non-interested Trustees’ fees and expenses	51,770
Fund administration fees	186,794
Other expenses	109,296
Total Expenses	20,375,565
Net Expenses	20,375,565
Net Investment Income/(Loss)	12,920,006
Net Realized Gain/(Loss) on Investments:
Investments	277,060,257
Total Net Realized Gain/(Loss) on Investments	277,060,257
Change in Unrealized Net Appreciation/Depreciation:
Investments and non-interested Trustees’ deferred compensation	220,107,731
Total Change in Unrealized Net Appreciation/Depreciation	220,107,731
Net Increase/(Decrease) in Net Assets Resulting from Operations	$510,087,994

See Notes to Financial Statements.

Janus Investment Fund | 13

Statements of Changes in Net Assets

	Janus Research
	Fund
For the period ended March 31 (unaudited) and the year ended September 30	2015	2014

Operations:
Net investment income/(loss)	$12,920,006	$18,029,335
Net realized gain/(loss) on investments	277,060,257	525,310,072
Change in unrealized net appreciation/depreciation	220,107,731	179,970,407
Net Increase/(Decrease) in Net Assets Resulting from Operations	510,087,994	723,309,814
Dividends and Distributions to Shareholders:
Net Investment Income
Class A Shares	(6,239)	(58,429)
Class D Shares	(8,553,378)	(10,495,368)
Class I Shares	(949,789)	(781,633)
Class N Shares	(373,716)	(280,488)
Class S Shares	(67)	(15,266)
Class T Shares	(3,798,702)	(5,771,137)
Net Realized Gain from Investment Transactions
Class A Shares	(2,174,732)	(53,963)
Class C Shares	(616,271)	(8,830)
Class D Shares	(323,137,590)	(7,026,338)
Class I Shares	(26,628,511)	(456,215)
Class N Shares	(8,871,533)	(149,008)
Class S Shares	(402,511)	(9,466)
Class T Shares	(198,277,896)	(4,339,320)
Net Decrease from Dividends and Distributions to Shareholders	(573,790,935)	(29,445,461)
Capital Share Transactions:
Shares Sold
Class A Shares	7,798,060	6,129,084
Class C Shares	5,876,893	1,069,754
Class D Shares	64,630,837	79,624,238
Class I Shares	56,827,769	79,836,942
Class N Shares	7,083,140	19,379,191
Class S Shares	390,468	2,438,281
Class T Shares	161,834,046	163,714,344
Reinvested Dividends and Distributions
Class A Shares	2,109,782	111,465
Class C Shares	579,039	8,663
Class D Shares	325,672,693	17,208,136
Class I Shares	23,711,026	1,048,401
Class N Shares	9,245,249	429,496
Class S Shares	402,578	24,732
Class T Shares	198,946,621	9,952,876
Shares Repurchased
Class A Shares	(2,578,785)	(9,658,008)
Class C Shares	(832,895)	(557,693)
Class D Shares	(105,057,219)	(192,308,302)
Class I Shares	(28,047,693)	(49,255,036)
Class N Shares	(4,520,716)	(6,862,325)
Class S Shares	(2,635,118)	(610,899)
Class T Shares	(138,629,422)	(254,417,616)
Net Increase/(Decrease) from Capital Share Transactions	582,806,353	(132,694,276)
Net Increase/(Decrease) in Net Assets	519,103,412	561,170,077
Net Assets:
Beginning of period	4,260,205,326	3,699,035,249
End of period	$4,779,308,738	$4,260,205,326

Undistributed Net Investment Income/(Loss)	$13,285,127	$14,047,012

See Notes to Financial Statements.

14 | MARCH 31, 2015

Financial Highlights

Class A Shares

For a share outstanding during the period ended March 31,
2015 (unaudited), each year or period ended September 30	Janus Research Fund
and the period ended October 31, 2009	2015	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$46.48	$39.09	$31.97	$25.85	$26.30	$22.49	$19.41
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.09(3)	0.11(3)	0.19	0.10	0.19	0.09	0.02
Net gain/(loss) on investments (both realized and unrealized)	4.97	7.55	7.09	6.22	(0.47)	3.80	3.06
Total from Investment Operations	5.06	7.66	7.28	6.32	(0.28)	3.89	3.08
Less Distributions:
Dividends (from net investment income)	(0.02)	(0.14)	(0.16)	(0.20)	(0.17)	(0.08)	–
Distributions (from capital gains)	(6.16)	(0.13)	–	–	–	–	–
Total Distributions	(6.18)	(0.27)	(0.16)	(0.20)	(0.17)	(0.08)	–
Net Asset Value, End of Period	$45.36	$46.48	$39.09	$31.97	$25.85	$26.30	$22.49
Total Return*	11.94%	19.68%	22.86%	24.59%	(1.14)%	17.31%	15.87%
Net Assets, End of Period (in thousands)	$23,008	$15,851	$16,229	$13,144	$10,941	$1,805	$88
Average Net Assets for the Period (in thousands)	$18,346	$18,486	$13,861	$12,582	$6,469	$700	$24
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets**	1.06%	0.93%	0.96%	1.09%	0.90%	1.06%	1.24%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets**	1.06%	0.93%	0.96%	1.09%	0.90%	1.06%	1.17%
Ratio of Net Investment Income/(Loss) to Average Net Assets**	0.40%	0.25%	0.62%	0.35%	0.49%	0.35%	0.02%
Portfolio Turnover Rate	20%	44%	45%	64%	88%	69%	83%

Class C Shares

For a share outstanding during the period ended March 31,
2015 (unaudited), each year or period ended September 30	Janus Research Fund
and the period ended October 31, 2009	2015	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$45.41	$38.35	$31.45	$25.49	$26.08	$22.44	$19.41
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.10)(3)	(0.21)(3)	(0.07)	(0.06)	0.09	(0.03)	0.01
Net gain/(loss) on investments (both realized and unrealized)	4.86	7.40	6.97	6.08	(0.57)	3.73	3.02
Total from Investment Operations	4.76	7.19	6.90	6.02	(0.48)	3.70	3.03
Less Distributions:
Dividends (from net investment income)	–	–	–	(0.06)	(0.11)	(0.06)	–
Distributions (from capital gains)	(6.16)	(0.13)	–	–	–	–	–
Total Distributions	(6.16)	(0.13)	–	(0.06)	(0.11)	(0.06)	–
Net Asset Value, End of Period	$44.01	$45.41	$38.35	$31.45	$25.49	$26.08	$22.44
Total Return*	11.53%	18.78%	21.94%	23.64%	(1.89)%	16.50%	15.61%
Net Assets, End of Period (in thousands)	$9,089	$3,509	$2,498	$2,028	$1,127	$176	$69
Average Net Assets for the Period (in thousands)	$5,618	$3,091	$2,130	$1,635	$820	$133	$25
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets**	1.85%	1.67%	1.72%	1.82%	1.67%	1.81%	1.94%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets**	1.85%	1.67%	1.72%	1.82%	1.67%	1.81%	1.89%
Ratio of Net Investment Income/(Loss) to Average Net Assets**	(0.46)%	(0.48)%	(0.14)%	(0.38)%	(0.28)%	(0.26)%	(0.47)%
Portfolio Turnover Rate	20%	44%	45%	64%	88%	69%	83%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund | 15

Financial Highlights  (continued)

Class D Shares

For a share outstanding during the period ended
March 31, 2015 (unaudited) and each year or	Janus Research Fund
period ended September 30	2015	2014	2013	2012	2011	2010(1)

Net Asset Value, Beginning of Period	$46.82	$39.34	$32.19	$25.97	$26.35	$23.74
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.14(2)	0.21(2)	0.27	0.17	0.18	0.13
Net gain/(loss) on investments (both realized and unrealized)	4.99	7.59	7.13	6.25	(0.41)	2.48
Total from Investment Operations	5.13	7.80	7.40	6.42	(0.23)	2.61
Less Distributions:
Dividends (from net investment income)	(0.16)	(0.19)	(0.25)	(0.20)	(0.15)	–
Distributions (from capital gains)	(6.16)	(0.13)	–	–	–	–
Total Distributions	(6.32)	(0.32)	(0.25)	(0.20)	(0.15)	–
Net Asset Value, End of Period	$45.63	$46.82	$39.34	$32.19	$25.97	$26.35
Total Return*	12.05%	19.93%	23.16%	24.83%	(0.95)%	10.99%
Net Assets, End of Period (in thousands)	$2,717,946	$2,469,614	$2,159,347	$1,878,272	$1,616,618	$1,753,887
Average Net Assets for the Period (in thousands)	$2,594,290	$2,383,927	$1,995,191	$1,825,046	$1,896,215	$1,700,352
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets**	0.88%	0.72%	0.74%	0.86%	0.77%	0.90%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets**	0.88%	0.72%	0.74%	0.86%	0.76%	0.89%
Ratio of Net Investment Income/(Loss) to Average Net Assets**	0.60%	0.47%	0.85%	0.58%	0.58%	0.83%
Portfolio Turnover Rate	20%	44%	45%	64%	88%	69%

Class I Shares

For a share outstanding during the period ended
March 31, 2015 (unaudited), each year or period ended	Janus Research Fund
September 30 and the period ended October 31, 2009	2015	2014	2013	2012	2011	2010(3)	2009(4)

Net Asset Value, Beginning of Period	$46.80	$39.33	$32.18	$25.97	$26.38	$22.50	$19.41
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.16(2)	0.24(2)	0.30	0.21	0.19	0.18	–(5)
Net gain/(loss) on investments (both realized and unrealized)	4.99	7.58	7.13	6.23	(0.41)	3.78	3.09
Total from Investment Operations	5.15	7.82	7.43	6.44	(0.22)	3.96	3.09
Less Distributions:
Dividends (from net investment income)	(0.22)	(0.22)	(0.28)	(0.23)	(0.19)	(0.08)	–
Distributions (from capital gains)	(6.16)	(0.13)	–	–	–	–	–
Total Distributions	(6.38)	(0.35)	(0.28)	(0.23)	(0.19)	(0.08)	–
Net Asset Value, End of Period	$45.57	$46.80	$39.33	$32.18	$25.97	$26.38	$22.50
Total Return*	12.10%	19.99%	23.28%	24.95%	(0.92)%	17.63%	15.92%
Net Assets, End of Period (in thousands)	$246,814	$196,908	$139,452	$101,806	$91,170	$72,225	$6,821
Average Net Assets for the Period (in thousands)	$220,138	$149,173	$128,180	$109,409	$88,419	$42,421	$794
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets**	0.78%	0.65%	0.64%	0.78%	0.67%	0.79%	1.02%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets**	0.78%	0.65%	0.64%	0.78%	0.67%	0.78%	0.85%
Ratio of Net Investment Income/(Loss) to Average Net Assets**	0.69%	0.54%	0.91%	0.67%	0.69%	0.86%	(0.57)%
Portfolio Turnover Rate	20%	44%	45%	64%	88%	69%	83%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Period from February 16, 2010 (inception date) through September 30, 2010.
(2)	Per share amounts are calculated based on average shares outstanding during the year or period.
(3)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(4)	Period from July 6, 2009 (inception date) through October 31, 2009.
(5)	Less than $0.005 on a per share basis.

See Notes to Financial Statements.

16 | MARCH 31, 2015

Class N Shares

For a share outstanding during the period ended March 31, 2015 (unaudited) and each	Janus Research Fund
year or period ended September 30	2015	2014	2013	2012(1)

Net Asset Value, Beginning of Period	$46.82	$39.32	$32.19	$29.83
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.17(2)	0.28(2)	0.34	0.06
Net gain/(loss) on investments (both realized and unrealized)	5.00	7.59	7.12	2.30
Total from Investment Operations	5.17	7.87	7.46	2.36
Less Distributions:
Dividends (from net investment income)	(0.26)	(0.24)	(0.33)	–
Distributions (from capital gains)	(6.16)	(0.13)	–	–
Total Distributions	(6.42)	(0.37)	(0.33)	–
Net Asset Value, End of Period	$45.57	$46.82	$39.32	$32.19
Total Return*	12.15%	20.14%	23.37%	7.91%
Net Assets, End of Period (in thousands)	$76,670	$66,011	$44,056	$43,412
Average Net Assets for the Period (in thousands)	$71,000	$57,271	$47,040	$33,804
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets**	0.71%	0.55%	0.56%	0.56%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets**	0.71%	0.55%	0.56%	0.56%
Ratio of Net Investment Income/(Loss) to Average Net Assets**	0.77%	0.63%	1.03%	0.81%
Portfolio Turnover Rate	20%	44%	45%	64%

Class S Shares

For a share outstanding during the period ended March 31, 2015
(unaudited), each year or period ended September 30 and the	Janus Research Fund
period ended October 31, 2009	2015	2014	2013	2012	2011	2010(3)	2009(4)

Net Asset Value, Beginning of Period	$46.19	$38.96	$31.88	$25.82	$26.21	$22.46	$19.41
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.09(2)	0.05(2)	0.18	0.06	0.02	0.13	–(5)
Net gain/(loss) on investments (both realized and unrealized)	4.90	7.52	7.05	6.21	(0.36)	3.70	3.05
Total from Investment Operations	4.99	7.57	7.23	6.27	(0.34)	3.83	3.05
Less Distributions:
Dividends (from net investment income)	–(5)	(0.21)	(0.15)	(0.21)	(0.05)	(0.08)	–
Distributions (from capital gains)	(6.16)	(0.13)	–	–	–	–	–
Total Distributions	(6.16)	(0.34)	(0.15)	(0.21)	(0.05)	(0.08)	–
Net Asset Value, End of Period	$45.02	$46.19	$38.96	$31.88	$25.82	$26.21	$22.46
Total Return*	11.86%	19.53%	22.77%	24.41%	(1.32)%	17.06%	15.71%
Net Assets, End of Period (in thousands)	$1,225	$3,059	$839	$538	$416	$13	$11
Average Net Assets for the Period (in thousands)	$2,906	$2,593	$724	$511	$145	$17	$1
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets**	1.20%	1.06%	1.06%	1.20%	1.10%	1.25%	1.66%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets**	1.20%	1.06%	1.06%	1.20%	1.10%	1.25%	1.47%
Ratio of Net Investment Income/(Loss) to Average Net Assets**	0.38%	0.12%	0.49%	0.24%	0.31%	0.38%	(0.24)%
Portfolio Turnover Rate	20%	44%	45%	64%	88%	69%	83%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Period from May 31, 2012 (inception date) through September 30, 2012.
(2)	Per share amounts are calculated based on average shares outstanding during the year or period.
(3)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(4)	Period from July 6, 2009 (inception date) through October 31, 2009.
(5)	Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund | 17

Financial Highlights  (continued)

Class T Shares

For a share outstanding during the period
ended March 31, 2015 (unaudited), each year
or period ended September 30 and the year	Janus Research Fund
ended October 31	2015	2014	2013	2012	2011	2010(1)	2009

Net Asset Value, Beginning of Period	$46.80	$39.33	$32.17	$25.94	$26.33	$22.49	$18.25
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.12(2)	0.17(2)	0.28	0.16	0.16	0.15	0.17
Net gain/(loss) on investments (both realized and unrealized)	4.99	7.60	7.10	6.23	(0.42)	3.75	4.23
Total from Investment Operations	5.11	7.77	7.38	6.39	(0.26)	3.90	4.40
Less Distributions:
Dividends (from net investment income)	(0.12)	(0.17)	(0.22)	(0.16)	(0.13)	(0.06)	(0.16)
Distributions (from capital gains)	(6.16)	(0.13)	–	–	–	–	–
Total Distributions	(6.28)	(0.30)	(0.22)	(0.16)	(0.13)	(0.06)	(0.16)
Net Asset Value, End of Period	$45.63	$46.80	$39.33	$32.17	$25.94	$26.33	$22.49
Total Return*	11.99%	19.85%	23.06%	24.74%	(1.04)%	17.36%	24.29%
Net Assets, End of Period (in thousands)	$1,704,558	$1,505,253	$1,336,614	$1,349,917	$1,213,477	$1,354,695	$2,890,078
Average Net Assets for the Period (in thousands)	$1,594,065	$1,466,282	$1,323,849	$1,339,538	$1,465,454	$1,881,088	$2,505,457
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets**	0.96%	0.80%	0.81%	0.95%	0.87%	1.02%	1.02%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets**	0.96%	0.80%	0.80%	0.95%	0.87%	1.02%	1.01%
Ratio of Net Investment Income/(Loss) to Average Net Assets**	0.52%	0.39%	0.80%	0.49%	0.48%	0.44%	0.59%
Portfolio Turnover Rate	20%	44%	45%	64%	88%	69%	83%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

18 | MARCH 31, 2015

Notes to Financial Statements (unaudited)

1.	Organization and Significant Accounting Policies

Janus Research Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-seven funds which include multiple series of shares, with differing investment objectives and policies. The Fund invests primarily in equity securities. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans. Class N Shares also are available to Janus proprietary products.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that

Janus Investment Fund | 19

Notes to Financial Statements (unaudited) (continued)

may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be valued on an amortized cost basis. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary
Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2015 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and

20 | MARCH 31, 2015

accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Fund. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications
In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions
The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2.	Other Investments and Strategies

Additional Investment Risk
The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

Janus Investment Fund | 21

Notes to Financial Statements (unaudited) (continued)

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. As a result, financial markets in the EU have been subject to increased volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties
Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the “Offsetting Assets and Liabilities” section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities
The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Fund does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following table presents gross amounts of recognized assets and liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund’s Schedule of Investments.

22 | MARCH 31, 2015

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
Counterparty	of Recognized Assets	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount

Deutsche Bank AG	$11,021,967	$ –	$(11,021,967)	$ –

(a)	Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.
(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Upon receipt of cash collateral, Janus Capital intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

Real Estate Investing
The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending
Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment

Janus Investment Fund | 23

Notes to Financial Statements (unaudited) (continued)

opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments. Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations.

3.	Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s “base” fee rate prior to any performance adjustment (expressed as an annual rate).

Base Fee
Fund	Rate (%)

Janus Research Fund	0.64

The investment advisory fee rate is determined by calculating a base fee (shown in the table above) and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate. The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to its benchmark index, as shown below:

Fund	Benchmark Index

Janus Research Fund	Russell 1000® Growth Index

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets during the applicable performance measurement period.

The Fund’s prospectuses and statement of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment, if applicable. The performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses for the period ended March 31, 2015 is below:

Performance Adjusted
Investment Advisory
Fund	Fee Rate (%)

Janus Research Fund	0.69

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the transfer agency agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the

24 | MARCH 31, 2015

Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares, and receives reimbursement for its out-of-pocket costs on all other share classes. Included in out-of-pocket expenses are the expenses Janus Services incurs for serving as transfer agent and providing servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). The Fund also pays for salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. Some expenses related to compensation payable to the Fund’s Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $307,757 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended March 31, 2015. The Fund’s portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of March 31, 2015 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/

Janus Investment Fund | 25

Notes to Financial Statements (unaudited) (continued)

(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended March 31, 2015 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $135,000 were paid by the Trust to a Trustee under the Deferred Plan during the period ended March 31, 2015.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Fund’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2015 can be found in a table located in the Notes to Schedule of Investments and Other Information.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the period ended March 31, 2015, Janus Distributors retained the following upfront sales charges:

Upfront
Fund (Class A Shares)	Sales Charge

Janus Research Fund	$12,477

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the period ended March 31, 2015.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended March 31, 2015, redeeming shareholders of Class C Shares paid the following CDSCs:

Fund (Class C Shares)	CDSC

Janus Research Fund	$298

4.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2015 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships, and investments in passive foreign investment companies.

				Net Tax
	Federal Tax	Unrealized	Unrealized	Appreciation/
Fund	Cost	Appreciation	(Depreciation)	(Depreciation)

Janus Research Fund	$3,420,501,677	$1,430,625,566	$(32,028,083)	$1,398,597,483

26 | MARCH 31, 2015

5.	Capital Share Transactions

	Janus Research
For the period ended March 31 (unaudited)	Fund
and the year ended September 30	2015	2014

Transactions in Fund Shares – Class A Shares:
Shares sold	173,696	139,489
Reinvested dividends and distributions	50,209	2,680
Shares repurchased	(57,725)	(216,269)
Net Increase/(Decrease) in Fund Shares	166,180	(74,100)
Shares Outstanding, Beginning of Period	341,031	415,131
Shares Outstanding, End of Period	507,211	341,031
Transactions in Fund Shares – Class C Shares:
Shares sold	134,610	24,786
Reinvested dividends and distributions	14,171	212
Shares repurchased	(19,508)	(12,862)
Net Increase/(Decrease) in Fund Shares	129,273	12,136
Shares Outstanding, Beginning of Period	77,265	65,129
Shares Outstanding, End of Period	206,538	77,265
Transactions in Fund Shares – Class D Shares:
Shares sold	1,414,233	1,812,572
Reinvested dividends and distributions	7,708,230	411,480
Shares repurchased	(2,305,992)	(4,360,784)
Net Increase/(Decrease) in Fund Shares	6,816,471	(2,136,732)
Shares Outstanding, Beginning of Period	52,748,244	54,884,976
Shares Outstanding, End of Period	59,564,715	52,748,244
Transactions in Fund Shares – Class I Shares:
Shares sold	1,268,435	1,753,887
Reinvested dividends and distributions	562,006	25,087
Shares repurchased	(620,942)	(1,117,575)
Net Increase/(Decrease) in Fund Shares	1,209,499	661,399
Shares Outstanding, Beginning of Period	4,207,089	3,545,690
Shares Outstanding, End of Period	5,416,588	4,207,089
Transactions in Fund Shares – Class N Shares:
Shares sold	154,520	435,033
Reinvested dividends and distributions	219,238	10,282
Shares repurchased	(101,275)	(155,686)
Net Increase/(Decrease) in Fund Shares	272,483	289,629
Shares Outstanding, Beginning of Period	1,409,948	1,120,319
Shares Outstanding, End of Period	1,682,431	1,409,948
Transactions in Fund Shares – Class S Shares:
Shares sold	8,722	58,043
Reinvested dividends and distributions	9,649	598
Shares repurchased	(57,399)	(13,962)
Net Increase/(Decrease) in Fund Shares	(39,028)	44,679
Shares Outstanding, Beginning of Period	66,226	21,547
Shares Outstanding, End of Period	27,198	66,226
Transactions in Fund Shares – Class T Shares:
Shares sold	3,544,149	3,686,831
Reinvested dividends and distributions	4,707,682	237,936
Shares repurchased	(3,064,953)	(5,739,830)
Net Increase/(Decrease) in Fund Shares	5,186,878	(1,815,063)
Shares Outstanding, Beginning of Period	32,165,911	33,980,974
Shares Outstanding, End of Period	37,352,789	32,165,911

Janus Investment Fund | 27

Notes to Financial Statements (unaudited) (continued)

6.	Purchases and Sales of Investment Securities

For the period ended March 31, 2015, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

Janus Research Fund	$950,086,494	$912,202,353	$–	$–

7.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to March 31, 2015 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

28 | MARCH 31, 2015

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 10, 2014, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2015 through January 1 or February 1, 2016, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services
The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service

Janus Investment Fund | 29

Additional Information (unaudited) (continued)

providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed institutional competitive advantages that should be able to provide superior investment management returns over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds
The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has improved: for the 36 months ended September 30, 2014, approximately 64% of the Funds were in the top two Lipper quartiles of performance, and for the 12 months ended September 30, 2014, approximately 57% of the Funds were in the top two Lipper quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the

30 | MARCH 31, 2015

second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

Value Funds

•	For Perkins International Value Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014.

•	For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

Mathematical Funds

•	For INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH International Managed Volatility Fund (formerly named INTECH International Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund), the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for

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Additional Information (unaudited) (continued)

the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of under-performance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and in the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and that the performance trend was improving.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the first Lipper

32 | MARCH 31, 2015

quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s

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Additional Information (unaudited) (continued)

underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and its limited performance history.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory agreement(s).

Costs of Services Provided
The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the mean management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

In this regard, the independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 19% below the mean total expenses of their respective Lipper Expense Group peers and 29% below the mean total expenses for their Lipper Expense Universes; (3) management fees for the Funds, on average, were 15% below the mean management fees for their Expense Groups and 20% below the mean for their Expense Universes; and (4) Janus fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered how the total expenses for each share class of each Fund compared to the mean total expenses for its Lipper Expense Group peers and to mean total expenses for its Lipper Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus

34 | MARCH 31, 2015

Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) the average spread between management fees charged to the Funds and those charged to Janus Capital’s institutional accounts is reasonable relative to the average spreads seen in the industry; and (4) the retained fee margins implied by Janus Capital’s subadvised fees when compared to its mutual fund fees are reasonable relative to retained fee margins in the industry.

The Trustees considered the fees for each Fund for its fiscal year ended in 2013, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Bond Fund, the Trustees noted that although the Fund’s total expenses were equal to or below the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

•	For Perkins International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also

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Additional Information (unaudited) (continued)

noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Mathematical Funds

•	For INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH International Managed Volatility Fund (formerly named INTECH International Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that

36 | MARCH 31, 2015

Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that, although the Fund’s total expenses were above the peer group mean for its sole share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable limit.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

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Additional Information (unaudited) (continued)

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

In this regard, the independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale
The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that their independent fee consultant had provided analysis of economies of scale during prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, the base contractual management fee rate paid by most of the Funds, before any adjustment for performance, if applicable, was below the mean contractual management fee rate of the Fund’s peer group identified by an independent data provider. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

In this regard, the independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, it could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief

38 | MARCH 31, 2015

that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital
The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

Janus Investment Fund | 39

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was March 31, 2015. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices.

When comparing the performance of the Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Fund invested in the index.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will

40 | MARCH 31, 2015

notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or

Janus Investment Fund | 41

Useful Information About Your Fund Report (unaudited) (continued)

investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

42 | MARCH 31, 2015

Notes

Janus Investment Fund | 43

Notes

44 | MARCH 31, 2015

Notes

Janus Investment Fund | 45

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC.

Funds distributed by Janus Distributors LLC

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-0515-87822	125-24-93053 05-15

semiannual report
March 31, 2015

Janus Global Select Fund

Janus Investment Fund

highlights

•	Portfolio management perspective
•	Investment strategy behind your fund
•	Fund performance, characteristics and holdings

            Janus Global Select Fund

Janus Global Select Fund (unaudited)

FUND SNAPSHOT We believe investing in companies where the market underestimates free-cash-flow growth and using risk efficiently drives excess returns.	George Maris portfolio manager

PERFORMANCE OVERVIEW

For the six-month period ended March 31, 2015, Janus Global Select Fund’s Class T Shares returned 6.40% versus a return of 2.73% for the Fund’s benchmark, the MSCI All Country World Index.

INVESTMENT ENVIRONMENT

The stock market volatility marking the latter part of 2014 carried over into 2015. Two drivers were the collapse of crude oil prices and the strengthening of the U.S. dollar. Underlying the widely varying returns across global stock markets and major moves in currency markets were the divergent paths taken by global central banks. The Bank of Japan and People’s Bank of China took steps to catalyze their economy, and later the European Central Bank committed to a quantitative easing program totaling upward of 1 trillion euros. We appreciate the benefits a weaker euro will provide to export-oriented segments of the European economy, yet we continue to monitor the region’s geopolitical developments, namely with regard to Greece’s ongoing debt crisis, the UK’s upcoming elections and an uneasy truce in Ukraine.

In the U.S., corporate growth that had benefited from a weaker dollar until a year ago now must overcome the currency’s strength, which continued into the quarter. A weaker yen gives Japanese corporations the welcome choice of either winning back market share in key export markets or increasing profits. In Latin America, the prospects for Brazil dim as the country faces stagflation and a loss of confidence in President Dilma Rousseff only months after her re-election. Despite the challenging environment, we continue to monitor Brazil’s market for quality companies trading at deeply discounted valuations.

PERFORMANCE DISCUSSION

Our outperformance for the period, relative to the benchmark, was driven largely by stock selection in the health care and information technology sectors. Both sectors have experienced a robust amount of merger and acquisition activity of late, in addition to significant progress in groundbreaking innovation that has caught the eye of investors. The period’s leading contributor was biotech company Pharmacyclics following its acquisition by AbbVie. The company’s desirability centered on its cancer fighting drug Imbruvica, which is well tolerated, has fewer side effects than traditional treatments and can be administered for longer periods.

Silicon wafer maker Sumco also aided performance. The company should stand to benefit from a dramatically rationalized marketplace for silicon wafers. Sumco and one other industry participant are the major players in the industry. With the silicon wafer industry keeping capacity under control, recovering demand is pushing up prices and driving profit growth. As Sumco and the industry maintain capacity discipline, the outlook for continued growth in earnings remains positive, in our view.

Several factors contributed to United Continental Holdings contributing to performance. Low oil prices helped, given the airline industry’s reliance upon energy products. Just as important, the company continues to benefit from synergies after its merger with Continental. The strength of the U.S. economy also contributed to improved passenger demand. These benefits coupled with a commitment to capital discipline are resulting in improved cash flows, benefiting profitability and balance sheet strength. Management has instituted a share buyback to highlight the confidence in its prospects, a step usually met with favor by investors.

Detracting from relative performance were our consumer discretionary and industrial holdings.

Given the strong drop in crude prices, several individual detractors were within the energy sector. Chief among these was MEG Energy. The Canadian exploration and production company was caught in the broad energy sector sell-off. The company remains cash flow positive at current prices, is exercising strict capital discipline to preserve its balance sheet, and does not have any near-term debt maturities.

Janus Investment Fund | 1

Janus Global Select Fund (unaudited)

While Petroleo Brasileiro (Petrobras) was caught in energy sector weakness, there were also company-specific issues causing its poor performance. As the corruption scandal involving Petrobras grows, it burdens not just the company, but many Brazilian industries and political parties. With the uncertainties caused by the scandal, the company’s auditors delayed the authorization of formal audited results. The uncertainty created by this delay further divorces the valuation of the company from its fundamentals. Given the potential for asset write-downs and equity issuance, we exited our position in the company during the period.

Another detractor, National Bank of Greece, was negatively impacted by the political situation in its home country. After failing three times to elect a president in parliament, Greece will hold new elections in early 2015. The elections could empower a radical, anti-austerity party, whose positions could result in Greece’s exit from the European Union. While such an extreme outcome is unlikely, the ramifications are negative for the Greek market and National Bank of Greece in particular. We considered the risks surrounding the new government’s approach toward debt negotiations and policy prescriptions as violations of our investment thesis, and, as in the case with Petrobras, we no longer hold the stock in the portfolio.

OUTLOOK

Looking deeper into 2015, we consider the environment for equities to remain attractive. Our view on the U.S. is constructive. It seems likely the Federal Reserve will raise rates in 2015. Worrying about the impact misses the point that a Fed move signals confidence in the economic outlook. This is a welcome development for stocks. The country is already quite likely near the natural level of employment. With an uptick in wages, the economy should be supported as workers are likely to feel better about spending, which should help propel the economic recovery. Lower energy prices are providing additional support to the U.S. consumer. With many Americans living paycheck to paycheck, the savings on this expense can be allocated toward other spending. While industries tied to the energy sector are hit in the current low-price environment, the effects on the broad U.S. economy are positive for growth.

In Europe, years of crisis and anemic growth finally encouraged leaders in many countries to address structural inefficiencies, especially within the labor market. The corporate sector seems well ahead of governments in improving efficiencies and competitiveness. A weak euro should continue to provide a tailwind for exports. In China, economic growth is slowing, but at 7% in real terms, it still outpaces other major markets. And the country’s stocks remain among the world’s cheapest on static multiples.

Many market strategists highlight equity valuations as no longer at the deeply discounted levels we saw in the past few years. While we agree, we also do not think equities, broadly speaking, are expensive. Stocks currently trade roughly in line with long term averages. More importantly, compared to other asset classes such as fixed income and real estate, valuations remain inexpensive. Negative yields on mid-term bonds throughout Europe prove that.

Thank you for your continued investment in Janus Global Select Fund.

2 | MARCH 31, 2015

(unaudited)

Janus Global Select Fund At A Glance

5 Top Performers – Holdings

Contribution

Pharmacyclics, Inc.	1.30%
Sumco Corp.	0.84%
United Continental Holdings, Inc.	0.81%
Kroger Co.	0.70%
ON Semiconductor Corp.	0.69%

5 Bottom Performers – Holdings

Contribution

MEG Energy Corp.	–0.73%
National Bank of Greece SA	–0.68%
Petroleo Brasileiro SA (ADR)	–0.63%
Kroton Educacional SA	–0.42%
Kansas City Southern	–0.42%

5 Top Performers – Sectors*

		Fund Weighting	MSCI All Country
	Fund Contribution	(Average % of Equity)	World IndexSMWeighting

Health Care	2.39%	13.52%	11.76%
Information Technology	1.08%	15.67%	13.77%
Financials	0.54%	20.87%	21.54%
Materials	0.48%	5.92%	5.47%
Telecommunication Services	0.42%	3.04%	3.82%

5 Bottom Performers – Sectors*

		Fund Weighting	MSCI All Country
	Fund Contribution	(Average % of Equity)	World IndexSMWeighting

Consumer Discretionary	–1.38%	12.91%	11.98%
Industrials	–0.07%	10.72%	10.46%
Utilities	–0.02%	3.21%	3.32%
Other**	0.05%	0.87%	0.00%
Consumer Staples	0.18%	7.44%	9.76%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

Janus Investment Fund | 3

Janus Global Select Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of March 31, 2015

Air Products & Chemicals, Inc. Chemicals	3.2%
AIA Group, Ltd. Insurance	3.1%
Citigroup, Inc. Commercial Banks	2.9%
Kansas City Southern Road & Rail	2.4%
PPG Industries, Inc. Chemicals	2.3%

13.9%

Asset Allocation – (% of Net Assets)
As of March 31, 2015

Emerging markets comprised 8.0% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of March 31, 2015

As of September 30, 2014

4 | MARCH 31, 2015

(unaudited)

Performance

						Expense Ratios –
Average Annual Total Return – for the periods ended March 31, 2015						per the January 28, 2015 prospectuses
	Fiscal	One	Five	Ten	Since	Total Annual Fund
	Year-to-Date	Year	Year	Year	Inception*	Operating Expenses

Janus Global Select Fund – Class A Shares
NAV	6.39%	9.44%	6.13%	7.78%	2.67%	1.05%
MOP	0.27%	3.13%	4.88%	7.15%	2.26%

Janus Global Select Fund – Class C Shares
NAV	5.97%	8.49%	5.28%	6.95%	1.88%	1.88%
CDSC	4.97%	7.49%	5.28%	6.95%	1.88%

Janus Global Select Fund – Class D Shares(1)	6.46%	9.53%	6.35%	7.92%	2.76%	0.86%

Janus Global Select Fund – Class I Shares	6.55%	9.70%	6.43%	7.88%	2.73%	0.73%

Janus Global Select Fund – Class R Shares	6.11%	8.86%	5.73%	7.34%	2.23%	1.44%

Janus Global Select Fund – Class S Shares	6.29%	9.16%	6.09%	7.66%	2.52%	1.19%

Janus Global Select Fund – Class T Shares	6.40%	9.38%	6.26%	7.88%	2.73%	0.93%

MSCI All Country World IndexSM	2.73%	5.42%	8.99%	6.44%	3.67%

Morningstar Quartile – Class T Shares	–	1st	4th	2nd	4th

Morningstar Ranking – based on total return for World Stock Funds	–	120/1,213	730/808	131/508	292/360

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

See important disclosures on the next page.

Janus Investment Fund | 5

Janus Global Select Fund (unaudited)

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Foreign securities are subject to additional risks including currency fluctuations, political and economic uncertainty, increased volatility and differing financial and information reporting standards, all of which are magnified in emerging markets.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2015 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*	The Fund’s inception date – June 30, 2000
(1)	Closed to new investors.

6 | MARCH 31, 2015

(unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(10/1/14)	(3/31/15)	(10/1/14 - 3/31/15)†	(10/1/14)	(3/31/15)	(10/1/14 - 3/31/15)†	(10/1/14 - 3/31/15)

Class A Shares	$1,000.00	$1,063.90	$4.84	$1,000.00	$1,020.24	$4.73	0.94%

Class C Shares	$1,000.00	$1,059.70	$9.19	$1,000.00	$1,016.01	$9.00	1.79%

Class D Shares	$1,000.00	$1,064.60	$4.48	$1,000.00	$1,020.59	$4.38	0.87%

Class I Shares	$1,000.00	$1,065.50	$3.71	$1,000.00	$1,021.34	$3.63	0.72%

Class R Shares	$1,000.00	$1,061.10	$7.35	$1,000.00	$1,017.80	$7.19	1.43%

Class S Shares	$1,000.00	$1,062.90	$6.12	$1,000.00	$1,019.00	$5.99	1.19%

Class T Shares	$1,000.00	$1,064.00	$4.79	$1,000.00	$1,020.29	$4.68	0.93%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund | 7

Janus Global Select Fund

Schedule of Investments (unaudited)

As of March 31, 2015

Shares		Value
Common Stocks – 98.4%
Aerospace & Defense – 1.3%
247,603	United Technologies Corp.	$29,019,072
Airlines – 2.2%
744,992	United Continental Holdings, Inc.*	50,100,712
Auto Components – 1.1%
891,700	NGK Spark Plug Co., Ltd.	23,992,241
Automobiles – 1.5%
122,506	Hyundai Motor Co.	18,598,208
3,977,867	SAIC Motor Corp., Ltd. – Class Aß	16,017,780

		34,615,988
Beverages – 3.0%
1,134,675	Diageo PLC	31,282,309
686,303	SABMiller PLC	35,908,407

		67,190,716
Biotechnology – 1.1%
149,887	Amgen, Inc.	23,959,437
Capital Markets – 3.6%
704,511	Blackstone Group LP	27,398,433
33	GF Securities Co., Ltd.	8,196,188
1,275,146	Morgan Stanley	45,509,960

		81,104,581
Chemicals – 5.5%
470,549	Air Products & Chemicals, Inc.	71,184,653
231,374	PPG Industries, Inc.	52,184,092

		123,368,745
Commercial Banks – 6.3%
21,644,350	Banca Popolare di Milano Scarl*	21,832,745
533,443	BNP Paribas SA	32,438,181
1,282,811	Citigroup, Inc.	66,090,423
387,302	Intesa Sanpaolo SpA	1,314,102
4,736,880	State Bank of India	20,202,445

		141,877,896
Commercial Services & Supplies – 1.0%
533,680	Tyco International PLC	22,980,261
Communications Equipment – 1.9%
3,423,495	Telefonaktiebolaget LM Ericsson – Class B	42,986,562
Diversified Consumer Services – 0.3%
2,322,192	Kroton Educacional SA	7,489,064
Electric Utilities – 1.3%
664,850	Brookfield Infrastructure Partners LP	30,277,269
Electrical Equipment – 3.1%
355,876	EnerSys	22,861,474
307,660	Schneider Electric SE	23,927,486
418,444	Sensata Technologies Holding NV*	24,039,608

		70,828,568
Electronic Equipment, Instruments & Components – 0.9%
608,312	National Instruments Corp.	19,490,316
Energy Equipment & Services – 0.6%
229,877	Baker Hughes, Inc.	14,615,580
Food & Staples Retailing – 1.9%
565,779	Kroger Co.	43,372,618
Food Products – 1.4%
324,086	Mead Johnson Nutrition Co.	32,580,366
Health Care Equipment & Supplies – 1.5%
1,970,664	Boston Scientific Corp.*	34,979,286
Health Care Providers & Services – 1.3%
331,163	Express Scripts Holding Co.*	28,735,013
Hotels, Restaurants & Leisure – 1.3%
25,477,238	Bwin.Party Digital Entertainment PLC	30,285,316
Household Durables – 1.2%
2,027,000	Sekisui Chemical Co., Ltd.	26,327,248
Household Products – 1.2%
253,803	Kimberly-Clark Corp.	27,184,839
Independent Power and Renewable Electricity Producers – 1.8%
1,623,368	NRG Energy, Inc.	40,892,640
Insurance – 8.1%
11,088,400	AIA Group, Ltd.	69,498,839
445,870	Aon PLC	42,857,024
1,384,107	CNO Financial Group, Inc.	23,834,323
1,236,400	Tokio Marine Holdings, Inc.	46,735,646

		182,925,832
Internet Software & Services – 2.5%
344,107	Alibaba Group Holding, Ltd. (ADR)*	28,643,467
2,650,133	Auto Trader Group PLC*	9,895,449
1,445,654	Youku Tudou, Inc. (ADR)*	18,070,675

		56,609,591
Media – 1.3%
189,886	Time Warner Cable, Inc.	28,460,114
Metals & Mining – 1.0%
880,451	ArcelorMittal	8,281,929
903,000	Sumitomo Metal Mining Co., Ltd.	13,220,142

		21,502,071
Multiline Retail – 1.6%
570,175	Macy’s, Inc.	37,010,059
Oil, Gas & Consumable Fuels – 4.9%
2,736,800	Inpex Corp.	30,198,766
1,150,622	MEG Energy Corp.*	18,589,487
871,511	Royal Dutch Shell PLC – Class A	25,896,730
586,171	Valero Energy Corp.	37,292,199

		111,977,182
Pharmaceuticals – 9.6%
707,641	AbbVie, Inc.	41,425,304
667,343	Bristol-Myers Squibb Co.	43,043,624
421,100	Eisai Co., Ltd.	29,948,989
406,376	Endo International PLC*	36,451,927
4,105,982	Indivior PLC*	11,551,175
156,386	Jazz Pharmaceuticals PLC*	27,021,937
276,148	Johnson & Johnson	27,780,489

		217,223,445
Real Estate Management & Development – 0.8%
2,520,600	Countrywide PLC	19,181,480
Road & Rail – 2.4%
529,782	Kansas City Southern	54,080,147
Semiconductor & Semiconductor Equipment – 6.9%
2,475,541	ARM Holdings PLC	40,525,383
5,362,018	Atmel Corp.	44,129,408

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8 | MARCH 31, 2015

Schedule of Investments (unaudited)

As of March 31, 2015

Shares		Value
Semiconductor & Semiconductor Equipment – (continued)
3,944,150	ON Semiconductor Corp.*	$47,763,657
1,422,678	Sumco Corp.	23,929,244

		156,347,692
Software – 1.0%
146,200	Nintendo Co., Ltd.	21,518,498
Specialty Retail – 1.2%
9,797,250	L’Occitane International SA	27,942,749
Technology Hardware, Storage & Peripherals – 3.0%
275,061	Apple, Inc.	34,225,840
26,264	Samsung Electronics Co., Ltd.	34,053,764

		68,279,604
Textiles, Apparel & Luxury Goods – 2.4%
3,380,900	Prada SpA	20,476,186
9,732,900	Samsonite International SA	33,738,467

		54,214,653
Thrifts & Mortgage Finance – 2.3%
5,294,513	MGIC Investment Corp.*	50,986,160
Wireless Telecommunication Services – 3.1%
1,304,296	T-Mobile U.S., Inc.*	41,333,140
39,860,700	Tower Bersama Infrastructure Tbk PT	28,891,577

		70,224,717

Total Common Stocks (cost $1,878,614,880)		2,226,738,328
Preferred Stocks – 1.1%
Automobiles – 1.1%
91,451	Volkswagen AG (cost $17,109,282)	24,332,748
Investment Companies – 0.1%
Money Markets – 0.1%
2,751,052	Janus Cash Liquidity Fund LLC, 0.1097%°°,£ (cost $2,751,052)	2,751,052

Total Investments (total cost $1,898,475,214) – 99.6%		2,253,822,128

Cash, Receivables and Other Assets, net of Liabilities – 0.4%		8,107,727

Net Assets – 100%		$2,261,929,855

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

United States	$1,327,902,456	58.9%
Japan	215,870,774	9.6
United Kingdom	204,526,249	9.1
Hong Kong	103,237,306	4.6
France	92,590,345	4.1
China	70,928,110	3.2
South Korea	52,651,972	2.3
Italy	43,623,033	1.9
Sweden	42,986,562	1.9
Indonesia	28,891,577	1.3
Germany	24,332,748	1.1
India	20,202,445	0.9
Canada	18,589,487	0.8
Brazil	7,489,064	0.3

Total	$2,253,822,128	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund | 9

Notes to Schedule of Investments and Other Information (unaudited)

MSCI All Country World IndexSM	An unmanaged, free float-adjusted market capitalization weighted index composed of stocks of companies located in countries throughout the world. It is designed to measure equity market performance in global developed and emerging markets. The index includes reinvestment of dividends, net of foreign withholding taxes.

ADR	American Depositary Receipt

LLC	Limited Liability Company

LP	Limited Partnership

PLC	Public Limited Company

*	Non-income producing security.

ß	Security is illiquid.

°°	Rate shown is the 7-day yield as of March 31, 2015.

£	The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Fund’s relative ownership, the following securities were considered affiliated companies for all or some portion of the period ended March 31, 2015. Unless otherwise indicated, all information in the table is for the period ended March 31, 2015.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 9/30/14	Purchases	Sales	at 3/31/15	Gain/(Loss)	Income	at 3/31/15

Janus Global Select Fund
Janus Cash Liquidity Fund LLC	6,260,000	158,979,045	(162,487,993)	2,751,052	$–	$3,104	$2,751,052

10 | MARCH 31, 2015

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2015. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of March 31, 2015)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Janus Global Select Fund
Assets
Investments in Securities:
Common Stocks
Auto Components	$–	$23,992,241	$–
Automobiles	–	34,615,988	–
Beverages	–	67,190,716	–
Commercial Banks	66,090,423	75,787,473	–
Communications Equipment	–	42,986,562	–
Electrical Equipment	46,901,082	23,927,486	–
Hotels, Restaurants & Leisure	–	30,285,316	–
Household Durables	–	26,327,248	–
Insurance	66,691,347	116,234,485	–
Metals & Mining	–	21,502,071	–
Oil, Gas & Consumable Fuels	55,881,686	56,095,496	–
Pharmaceuticals	175,723,281	41,500,164	–
Real Estate Management & Development	–	19,181,480	–
Semiconductor & Semiconductor Equipment	91,893,065	64,454,627	–
Software	–	21,518,498	–
Specialty Retail	–	27,942,749	–
Technology Hardware, Storage & Peripherals	34,225,840	34,053,764	–
Textiles, Apparel & Luxury Goods	–	54,214,653	–
Wireless Telecommunication Services	41,333,140	28,891,577	–
All Other	837,295,870	–	–

Preferred Stocks	–	24,332,748	–

Investment Companies	–	2,751,052	–

Total Assets	$1,416,035,734	$837,786,394	$–

Janus Investment Fund | 11

Statement of Assets and Liabilities

As of March 31, 2015 (unaudited)	Janus Global Select Fund

Assets:
Investments, at cost	$1,898,475,214
Unaffiliated investments, at value	$2,251,071,076
Affiliated investments, at value	2,751,052
Restricted cash (Note 1)	7,607,853
Non-interested Trustees’ deferred compensation	44,451
Receivables:
Investments sold	7,631,294
Fund shares sold	360,794
Dividends	3,781,045
Dividends from affiliates	1,415
Foreign dividend tax reclaim	1,483,201
Other assets	18,919
Total Assets	2,274,751,100
Liabilities:
Due to custodian	10,155
Payables:
Investments purchased	9,521,792
Fund shares repurchased	849,521
Advisory fees	1,240,822
Fund administration fees	19,387
Transfer agent fees and expenses	502,745
12b-1 Distribution and shareholder servicing fees	4,752
Non-interested Trustees’ fees and expenses	13,850
Non-interested Trustees’ deferred compensation fees	44,451
Accrued expenses and other payables	613,770
Total Liabilities	12,821,245
Net Assets	$2,261,929,855

See footnotes at the end of the Statement.
See Notes to Financial Statements.

12 | MARCH 31, 2015

As of March 31, 2015 (unaudited)	Janus Global Select Fund

Net Assets Consist of:
Capital (par value and paid-in surplus)	$2,375,981,076
Undistributed net investment income/(loss)	(501,623)
Undistributed net realized gain/(loss) from investments and foreign currency transactions	(468,533,044)
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	354,983,446
Total Net Assets	$2,261,929,855
Net Assets - Class A Shares	$5,801,457
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	413,166
Net Asset Value Per Share(1)	$14.04
Maximum Offering Price Per Share(2)	$14.90
Net Assets - Class C Shares	$3,849,301
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	281,675
Net Asset Value Per Share(1)	$13.67
Net Assets - Class D Shares	$1,642,863,071
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	117,807,056
Net Asset Value Per Share	$13.95
Net Assets - Class I Shares	$37,715,086
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,696,037
Net Asset Value Per Share	$13.99
Net Assets - Class R Shares	$332,045
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	23,920
Net Asset Value Per Share	$13.88
Net Assets - Class S Shares	$461,910
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	32,792
Net Asset Value Per Share	$14.09
Net Assets - Class T Shares	$570,906,985
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	40,883,350
Net Asset Value Per Share	$13.96

(1)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(2)	Maximum offering price is computed at 100/94.25 of net asset value.
See Notes to Financial Statements.

Janus Investment Fund | 13

Statement of Operations

For the period ended March 31, 2015 (unaudited)	Janus Global Select Fund

Investment Income:
Dividends	$13,055,058
Dividends from affiliates	3,104
Other income	7,245
Foreign tax withheld	(288,910)
Total Investment Income	12,776,497
Expenses:
Advisory fees	7,123,763
12b-1 Distribution and shareholder servicing fees:
Class A Shares	7,162
Class C Shares	19,176
Class R Shares	1,169
Class S Shares	552
Transfer agent administrative fees and expenses:
Class D Shares	969,539
Class R Shares	584
Class S Shares	552
Class T Shares	704,944
Transfer agent networking and omnibus fees:
Class A Shares	15
Class C Shares	1,903
Class I Shares	7,164
Other transfer agent fees and expenses:
Class A Shares	380
Class C Shares	319
Class D Shares	338,932
Class I Shares	764
Class R Shares	27
Class S Shares	28
Class T Shares	8,534
Shareholder reports expense	344,680
Registration fees	42,141
Custodian fees	84,081
Professional fees	36,782
Non-interested Trustees’ fees and expenses	25,077
Fund administration fees	91,962
Other expenses	62,428
Total Expenses	9,872,658
Net Expenses	9,872,658
Net Investment Income/(Loss)	2,903,839
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	160,049,505
Total Net Realized Gain/(Loss) on Investments	160,049,505
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(23,485,665)
Total Change in Unrealized Net Appreciation/Depreciation	(23,485,665)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$139,467,679

See Notes to Financial Statements.

14 | MARCH 31, 2015

Statements of Changes in Net Assets

	Janus Global
	Select Fund
For the period ended March 31 (unaudited) and the year ended September 30	2015	2014

Operations:
Net investment income/(loss)	$2,903,839	$16,315,433
Net realized gain/(loss) on investments	160,049,505	318,518,854
Change in unrealized net appreciation/depreciation	(23,485,665)	(47,740,820)
Net Increase/(Decrease) in Net Assets Resulting from Operations	139,467,679	287,093,467
Dividends and Distributions to Shareholders:
Net Investment Income
Class A Shares	(31,705)	–
Class D Shares	(11,660,980)	(7,411,935)
Class I Shares	(292,555)	(224,131)
Class R Shares	(398)	–
Class S Shares	(2,105)	–
Class T Shares	(3,748,304)	(2,384,538)
Net Decrease from Dividends and Distributions to Shareholders	(15,736,047)	(10,020,604)
Capital Share Transactions:
Shares Sold
Class A Shares	501,709	512,742
Class C Shares	181,737	121,822
Class D Shares	16,070,756	36,574,655
Class I Shares	2,678,373	4,729,476
Class R Shares	29,241	105,318
Class S Shares	28,345	86,782
Class T Shares	15,488,261	33,124,454
Reinvested Dividends and Distributions
Class A Shares	31,270	–
Class D Shares	11,422,558	7,270,574
Class I Shares	274,317	209,832
Class R Shares	398	–
Class S Shares	2,105	–
Class T Shares	3,654,546	2,319,882
Shares Repurchased
Class A Shares	(660,298)	(3,222,801)
Class C Shares	(468,641)	(1,040,328)
Class D Shares	(89,815,463)	(174,126,131)
Class I Shares	(2,714,841)	(6,596,653)
Class R Shares	(279,303)	(570,332)
Class S Shares	(16,969)	(471,378)
Class T Shares	(47,648,959)	(137,289,672)
Net Increase/(Decrease) from Capital Share Transactions	(91,240,858)	(238,261,758)
Net Increase/(Decrease) in Net Assets	32,490,774	38,811,105
Net Assets:
Beginning of period	2,229,439,081	2,190,627,976
End of period	$2,261,929,855	$2,229,439,081

Undistributed Net Investment Income/(Loss)	$(501,623)	$12,330,585

See Notes to Financial Statements.

Janus Investment Fund | 15

Financial Highlights

Class A Shares

For a share outstanding during the period ended March 31,
2015 (unaudited), each year or period ended September 30 and	Janus Global Select Fund
the period ended October 31, 2009	2015	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$13.27	$11.69	$9.35	$9.14	$10.99	$9.03	$7.59
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.01(3)	0.07(3)	0.07	0.06	0.19	(0.01)	(0.01)
Net gain/(loss) on investments (both realized and unrealized)	0.83	1.51	2.27	0.22	(1.93)	1.97	1.45
Total from Investment Operations	0.84	1.58	2.34	0.28	(1.74)	1.96	1.44
Less Distributions:
Dividends (from net investment income)	(0.07)	–	–	(0.07)	(0.11)	–	–
Distributions (from capital gains)	–	–	–	–	–	–	–
Total Distributions	(0.07)	–	–	(0.07)	(0.11)	–	–
Net Asset Value, End of Period	$14.04	$13.27	$11.69	$9.35	$9.14	$10.99	$9.03
Total Return*	6.39%	13.52%	25.03%	3.11%	(16.04)%	21.71%	18.97%
Net Assets, End of Period (in thousands)	$5,801	$5,606	$7,427	$11,777	$21,288	$33,737	$23,859
Average Net Assets for the Period (in thousands)	$5,746	$6,593	$9,256	$17,151	$34,871	$29,501	$24,760
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets**	0.94%	1.05%	1.18%	1.20%	1.08%	1.11%	1.19%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets**	0.94%	1.05%	1.17%	1.18%	1.08%	1.10%	1.16%
Ratio of Net Investment Income/(Loss) to Average Net Assets**	0.21%	0.51%	0.23%	0.13%	0.48%	0.19%	(0.36)%
Portfolio Turnover Rate	33%	55%	53%	182%	138%	116%	125%

Class C Shares

For a share outstanding during the period ended March 31,
2015 (unaudited), each year or period ended September 30	Janus Global Select Fund
and the period ended October 31, 2009	2015	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$12.90	$11.48	$9.25	$9.04	$10.89	$9.01	$7.59
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.04)(3)	(0.04)(3)	(0.17)	(0.09)	0.10	(0.07)	(0.03)
Net gain/(loss) on investments (both realized and unrealized)	0.81	1.46	2.40	0.30	(1.91)	1.95	1.45
Total from Investment Operations	0.77	1.42	2.23	0.21	(1.81)	1.88	1.42
Less Distributions:
Dividends (from net investment income)	–	–	–	–	(0.04)	–	–
Distributions (from capital gains)	–	–	–	–	–	–	–
Total Distributions	–	–	–	–	(0.04)	–	–
Net Asset Value, End of Period	$13.67	$12.90	$11.48	$9.25	$9.04	$10.89	$9.01
Total Return*	5.97%	12.37%	24.11%	2.32%	(16.68)%	20.87%	18.71%
Net Assets, End of Period (in thousands)	$3,849	$3,920	$4,333	$5,985	$10,384	$14,285	$9,611
Average Net Assets for the Period (in thousands)	$3,846	$4,224	$4,976	$9,087	$16,160	$12,066	$9,297
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets**	1.79%	1.88%	1.94%	1.96%	1.81%	1.88%	2.13%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets**	1.79%	1.88%	1.93%	1.93%	1.81%	1.88%	1.93%
Ratio of Net Investment Income/(Loss) to Average Net Assets**	(0.64)%	(0.29)%	(0.54)%	(0.61)%	(0.23)%	(0.57)%	(1.14)%
Portfolio Turnover Rate	33%	55%	53%	182%	138%	116%	125%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

16 | MARCH 31, 2015

Class D Shares

For a share outstanding during the period ended
March 31, 2015 (unaudited) and each year or	Janus Global Select Fund
period ended September 30	2015	2014	2013	2012	2011	2010(1)

Net Asset Value, Beginning of Period	$13.20	$11.68	$9.37	$9.17	$11.01	$9.82
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.02(2)	0.09(2)	0.06	0.07	0.22	0.01
Net gain/(loss) on investments (both realized and unrealized)	0.83	1.49	2.31	0.24	(1.93)	1.18
Total from Investment Operations	0.85	1.58	2.37	0.31	(1.71)	1.19
Less Distributions:
Dividends (from net investment income)	(0.10)	(0.06)	(0.06)	(0.11)	(0.13)	–
Distributions (from capital gains)	–	–	–	–	–	–
Redemption fees	N/A	N/A	N/A	–(3)	–(3)	–
Total Distributions	(0.10)	(0.06)	(0.06)	(0.11)	(0.13)	–
Net Asset Value, End of Period	$13.95	$13.20	$11.68	$9.37	$9.17	$11.01
Total Return*	6.46%	13.55%	25.38%	3.42%	(15.80)%	12.12%
Net Assets, End of Period (in thousands)	$1,642,863	$1,615,507	$1,548,438	$1,455,243	$1,611,690	$2,121,813
Average Net Assets for the Period (in thousands)	$1,620,338	$1,627,022	$1,508,289	$1,672,075	$2,155,890	$2,043,615
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets**	0.87%	0.86%	0.91%	0.90%	0.85%	0.90%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets**	0.87%	0.86%	0.91%	0.89%	0.85%	0.90%
Ratio of Net Investment Income/(Loss) to Average Net Assets**	0.27%	0.74%	0.54%	0.48%	0.73%	0.57%
Portfolio Turnover Rate	33%	55%	53%	182%	138%	116%

Class I Shares

For a share outstanding during the period ended March 31,
2015 (unaudited), each year or period ended September 30	Janus Global Select Fund
and the period ended October 31, 2009	2015	2014	2013	2012	2011	2010(4)	2009(5)

Net Asset Value, Beginning of Period	$13.24	$11.72	$9.37	$9.17	$11.03	$9.04	$7.59
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.03(2)	0.11(2)	0.07	0.08	0.21	0.03	–(6)
Net gain/(loss) on investments (both realized and unrealized)	0.83	1.49	2.32	0.22	(1.92)	1.97	1.45
Total from Investment Operations	0.86	1.60	2.39	0.30	(1.71)	2.00	1.45
Less Distributions:
Dividends (from net investment income)	(0.11)	(0.08)	(0.04)	(0.10)	(0.15)	(0.01)	–
Distributions (from capital gains)	–	–	–	–	–	–	–
Redemption fees	N/A	N/A	N/A	–(3)	–(3)	–	–
Total Distributions	(0.11)	(0.08)	(0.04)	(0.10)	(0.15)	(0.01)	–
Net Asset Value, End of Period	$13.99	$13.24	$11.72	$9.37	$9.17	$11.03	$9.04
Total Return*	6.55%	13.73%	25.63%	3.30%	(15.83)%	22.17%	19.10%
Net Assets, End of Period (in thousands)	$37,715	$35,503	$33,056	$16,902	$26,051	$52,107	$9,121
Average Net Assets for the Period (in thousands)	$35,947	$34,589	$24,652	$24,543	$47,794	$28,520	$2,354
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets**	0.72%	0.73%	0.76%	0.95%	0.84%	0.79%	0.74%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets**	0.72%	0.73%	0.76%	0.93%	0.84%	0.79%	0.66%
Ratio of Net Investment Income/(Loss) to Average Net Assets**	0.44%	0.87%	0.89%	0.41%	0.69%	0.57%	(0.31)%
Portfolio Turnover Rate	33%	55%	53%	182%	138%	116%	125%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Period from February 16, 2010 (inception date) through September 30, 2010.
(2)	Per share amounts are calculated based on average shares outstanding during the year or period.
(3)	Redemption fees aggregated less than $0.005 on a per share basis. Redemption fees were eliminated effective April 2, 2012.
(4)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(5)	Period from July 6, 2009 (inception date) through October 31, 2009.
(6)	Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund | 17

Financial Highlights  (continued)

Class R Shares

For a share outstanding during the period ended March 31,
2015 (unaudited), each year or period ended September 30	Janus Global Select Fund
and the period ended October 31, 2009	2015	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$13.09	$11.59	$9.30	$9.09	$10.94	$9.02	$7.59
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.03)(3)	0.02(3)	(0.09)	–(4)	0.13	(0.03)	(0.01)
Net gain/(loss) on investments (both realized and unrealized)	0.83	1.48	2.38	0.26	(1.90)	1.95	1.44
Total from Investment Operations	0.80	1.50	2.29	0.26	(1.77)	1.92	1.43
Less Distributions:
Dividends (from net investment income)	(0.01)	–	–	(0.05)	(0.08)	–	–
Distributions (from capital gains)	–	–	–	–	–	–	–
Redemption fees	N/A	N/A	N/A	–(5)	–(5)	–	–
Total Distributions	(0.01)	–	–	(0.05)	(0.08)	–	–
Net Asset Value, End of Period	$13.88	$13.09	$11.59	$9.30	$9.09	$10.94	$9.02
Total Return*	6.11%	12.94%	24.62%	2.85%	(16.35)%	21.29%	18.84%
Net Assets, End of Period (in thousands)	$332	$560	$919	$1,915	$2,159	$3,426	$1,597
Average Net Assets for the Period (in thousands)	$469	$792	$1,696	$2,253	$3,171	$2,334	$1,374
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets**	1.43%	1.44%	1.46%	1.47%	1.46%	1.50%	1.49%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets**	1.43%	1.44%	1.46%	1.47%	1.46%	1.50%	1.47%
Ratio of Net Investment Income/(Loss) to Average Net Assets**	(0.39)%	0.13%	(0.09)%	(0.14)%	0.13%	(0.21)%	(0.71)%
Portfolio Turnover Rate	33%	55%	53%	182%	138%	116%	125%

Class S Shares

For a share outstanding during the period ended March 31,
2015 (unaudited), each year or period ended September 30	Janus Global Select Fund
and the period ended October 31, 2009	2015	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$13.32	$11.76	$9.48	$9.17	$10.98	$9.03	$7.59
Income/(Loss) from Investment Operations:
Net investment income/(loss)	–(3)(4)	0.04(3)	0.16	0.04	0.29	(0.03)	(0.01)
Net gain/(loss) on investments (both realized and unrealized)	0.83	1.52	2.20	0.27	(2.05)	1.98	1.45
Total from Investment Operations	0.83	1.56	2.36	0.31	(1.76)	1.95	1.44
Less Distributions:
Dividends (from net investment income)	(0.06)	–	(0.08)	–	(0.05)	–	–
Distributions (from capital gains)	–	–	–	–	–	–	–
Redemption fees	N/A	N/A	N/A	–(5)	–(5)	–	–
Total Distributions	(0.06)	–	(0.08)	–	(0.05)	–	–
Net Asset Value, End of Period	$14.09	$13.32	$11.76	$9.48	$9.17	$10.98	$9.03
Total Return*	6.29%	13.27%	25.00%	3.38%	(16.12)%	21.59%	18.97%
Net Assets, End of Period (in thousands)	$462	$424	$733	$1,120	$802	$12,076	$13,346
Average Net Assets for the Period (in thousands)	$442	$542	$1,071	$1,238	$7,522	$13,398	$10,379
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets**	1.19%	1.19%	1.21%	0.74%(6)	1.21%	1.24%	1.24%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets**	1.19%	1.16%	1.18%	0.73%(6)	1.21%	1.24%	1.21%
Ratio of Net Investment Income/(Loss) to Average Net Assets**	(0.03)%	0.34%	0.22%	0.68%	0.14%	0.04%	(0.46)%
Portfolio Turnover Rate	33%	55%	53%	182%	138%	116%	125%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Per share amounts are calculated based on average shares outstanding during the year or period.
(4)	Less than $0.005 on a per share basis.
(5)	Redemption fees aggregated less than $0.005 on a per share basis. Redemption fees were eliminated effective April 2, 2012.
(6)	A non-recurring expense adjustment impacted the Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets and Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets. The ratio would be 1.22% and 1.21%, respectively, without the inclusion of the non-recurring expense adjustment.

See Notes to Financial Statements.

18 | MARCH 31, 2015

Class T Shares

For a share outstanding during the period ended
March 31, 2015 (unaudited), each year or period	Janus Global Select Fund
ended September 30 and the year ended October 31	2015	2014	2013	2012	2011	2010(1)	2009

Net Asset Value, Beginning of Period	$13.21	$11.69	$9.37	$9.16	$11.01	$9.03	$7.14
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.01(2)	0.09(2)	0.05	0.06	0.20	(0.01)	0.01
Net gain/(loss) on investments (both realized and unrealized)	0.83	1.48	2.32	0.25	(1.93)	1.99	1.95
Total from Investment Operations	0.84	1.57	2.37	0.31	(1.73)	1.98	1.96
Less Distributions:
Dividends (from net investment income)	(0.09)	(0.05)	(0.05)	(0.10)	(0.12)	–(3)	(0.06)
Distributions (from capital gains)	–	–	–	–	–	–	–
Return of capital	–	–	–	–	–	–	(0.01)
Redemption fees	N/A	N/A	N/A	–(4)	–(4)	–	–
Total Distributions	(0.09)	(0.05)	(0.05)	(0.10)	(0.12)	–	(0.07)
Net Asset Value, End of Period	$13.96	$13.21	$11.69	$9.37	$9.16	$11.01	$9.03
Total Return*	6.40%	13.46%	25.33%	3.38%	(15.97)%	21.96%	27.96%
Net Assets, End of Period (in thousands)	$570,907	$567,919	$595,722	$653,810	$831,865	$1,381,716	$3,133,551
Average Net Assets for the Period (in thousands)	$565,504	$596,800	$616,392	$811,160	$1,277,525	$2,008,730	$2,600,372
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets**	0.93%	0.93%	0.96%	0.97%	0.96%	0.95%	0.97%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets**	0.93%	0.92%	0.95%	0.97%	0.96%	0.95%	0.96%
Ratio of Net Investment Income/(Loss) to Average Net Assets**	0.22%	0.67%	0.49%	0.39%	0.59%	0.22%	0.14%
Portfolio Turnover Rate	33%	55%	53%	182%	138%	116%	125%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Per share amounts are calculated based on average shares outstanding during the year or period.
(3)	Less than $0.005 on a per share basis.
(4)	Redemption fees aggregated less than $0.005 on a per share basis. Redemption fees were eliminated effective April 2, 2012.

See Notes to Financial Statements.

Janus Investment Fund | 19

Notes to Financial Statements (unaudited)

1.	Organization and Significant Accounting Policies

Janus Global Select Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-seven funds which include multiple series of shares, with differing investment objectives and policies. The Fund invests primarily in equity securities. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be valued on an amortized cost basis. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event

20 | MARCH 31, 2015

that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary
Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2015 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which

Janus Investment Fund | 21

Notes to Financial Statements (unaudited) (continued)

may be allocated pro rata to the Fund. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications
In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations
The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions
The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Restricted Cash
As of March 31, 2015, the Fund had restricted cash in the amount of $7,607,853. The restricted cash represents collateral pledged in relation to investment quota for China A Shares. The carrying value of the restricted cash approximates fair value.

2.	Other Investments and Strategies

Additional Investment Risk
The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets,

22 | MARCH 31, 2015

and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. As a result, financial markets in the EU have been subject to increased volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

China A Shares
The Chinese government may permit a foreign investor to invest in China A Shares as a licensed Qualified Foreign Institutional Investor (“QFII”). QFII licenses are granted by the China Securities Regulatory Commission and an investment quota is granted by the State Administration of Foreign Exchange. Janus Capital has been granted a QFII license and an investment quota.

People’s Republic of China (“PRC”) regulations require QFIIs to entrust assets held in the PRC and to interact with government agencies through a China-based qualified custodian bank. Assets attributable to clients of Janus Capital will be held by the custodian in foreign exchange accounts and securities accounts in the joint name of Janus Capital and its clients, although the terms of the custody agreement make clear that the contents of the accounts belong to the clients, and not to Janus Capital.

During the period ended March 31, 2015, Janus Capital, in its capacity as a QFII, invested in China A Shares on behalf of the Fund. With respect to direct China A Shares investments, as a general matter, any capital invested and profits generated cannot be repatriated for a minimum of one year. Repatriation of any invested capital is subject to approval by the regulator. Additionally, any repatriation of profits would be subject to an audit by a registered accountant in China, and subject to regulatory approval. In light of the foregoing, the Fund’s investment in China A Shares would be subject to the Fund’s limit of investing up to 15% of its net assets in illiquid investments. Current Chinese tax law is unclear whether capital gains realized on the Fund’s investments in China A shares will be subject to tax. Because management believes it is more likely than not that Chinese capital gains tax ultimately will not be imposed, the Fund does not accrue for such taxes.

As of March 31, 2015, the Fund has available investment quota of $7,607,853. The Fund is subject to certain restrictions and administrative processes relating to its ability to repatriate cash balances and may incur substantial delays in gaining access to its assets.

Emerging Market Investing
The Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock

Janus Investment Fund | 23

Notes to Financial Statements (unaudited) (continued)

exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance. Additionally, foreign and emerging market risks, including, but not limited to, price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent the Fund invests in Chinese local market securities (also known as “A Shares”).

Real Estate Investing
The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

3.	Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

	Average Daily
	Net Assets	Contractual Investment
Fund	of the Fund	Advisory Fee (%)

Janus Global Select Fund	All Asset Levels	0.64

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the transfer agency agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate shown below. Janus Capital has agreed to continue the waiver until at least February 1, 2016.

Expense
Fund	Limit (%)

Janus Global Select Fund	1.02

If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the transfer agency agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are

24 | MARCH 31, 2015

disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares, and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares, and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares, and receives reimbursement for its out-of-pocket costs on all other share classes. Included in out-of-pocket expenses are the expenses Janus Services incurs for serving as transfer agent and providing servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, of up to 0.50% of the Class R Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). The Fund also pays for salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. Some expenses related to compensation payable to the Fund’s Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $307,757 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended March 31, 2015. The Fund’s portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in

Janus Investment Fund | 25

Notes to Financial Statements (unaudited) (continued)

accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of March 31, 2015 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended March 31, 2015 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $135,000 were paid by the Trust to a Trustee under the Deferred Plan during the period ended March 31, 2015.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Fund’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2015 can be found in a table located in the Notes to Schedule of Investments and Other Information.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the period ended March 31, 2015, Janus Distributors retained the following upfront sales charges:

Upfront
Fund (Class A Shares)	Sales Charge

Janus Global Select Fund	$235

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the period ended March 31, 2015.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class C Shares during the period ended March 31, 2015.

As of March 31, 2015, shares of the Fund were owned by Janus Capital and/or other funds advised by Janus Capital, as indicated in the table below:

	% of Class	% of Fund
Fund	Owned	Owned

Janus Global Select Fund - Class A Shares	–%	–%
Janus Global Select Fund - Class C Shares	–	–
Janus Global Select Fund - Class D Shares	–	–
Janus Global Select Fund - Class I Shares	64	1
Janus Global Select Fund - Class R Shares	–	–
Janus Global Select Fund - Class S Shares	–	–
Janus Global Select Fund - Class T Shares	–	–

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets.

4.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to

26 | MARCH 31, 2015

differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2015 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in passive foreign investment companies.

				Net Tax
	Federal Tax	Unrealized	Unrealized	Appreciation/
Fund	Cost	Appreciation	(Depreciation)	(Depreciation)

Janus Global Select Fund	$1,903,008,217	$475,071,686	$(124,257,775)	$350,813,911

Accumulated capital losses noted below represent net capital loss carryovers, as of September 30, 2014, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Losses incurred during those years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may more likely expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The following table shows these capital loss carryovers.

Capital Loss Carryover Expiration Schedule
For the year ended September 30, 2014

					Accumulated
	September 30,	September 30,	No Expiration		Capital
Fund	2016	2017	Short-Term	Long-Term	Losses

Janus Global Select Fund(1)	$(3,575,412)	$(616,553,423)	$–	$–	$(620,128,835)

(1)	Capital loss carryovers subject to annual limitations, $(618,341,129) should be available in the next fiscal year.

5.	Capital Share Transactions

For the period ended March 31 (unaudited)	Janus Global Select Fund
and the year ended September 30	2015	2014

Transactions in Fund Shares – Class A Shares:
Shares sold	36,628	38,875
Reinvested dividends and distributions	2,369	–
Shares repurchased	(48,304)	(251,667)
Net Increase/(Decrease) in Fund Shares	(9,307)	(212,792)
Shares Outstanding, Beginning of Period	422,473	635,265
Shares Outstanding, End of Period	413,166	422,473
Transactions in Fund Shares – Class C Shares:
Shares sold	13,482	9,713
Reinvested dividends and distributions	–	–
Shares repurchased	(35,693)	(83,419)
Net Increase/(Decrease) in Fund Shares	(22,211)	(73,706)
Shares Outstanding, Beginning of Period	303,886	377,592
Shares Outstanding, End of Period	281,675	303,886

Janus Investment Fund | 27

Notes to Financial Statements (unaudited) (continued)

For the period ended March 31 (unaudited)	Janus Global Select Fund
and the year ended September 30	2015	2014

Transactions in Fund Shares – Class D Shares:
Shares sold	1,197,814	2,877,318
Reinvested dividends and distributions	871,951	604,370
Shares repurchased	(6,670,787)	(13,666,898)
Net Increase/(Decrease) in Fund Shares	(4,601,022)	(10,185,210)
Shares Outstanding, Beginning of Period	122,408,078	132,593,288
Shares Outstanding, End of Period	117,807,056	122,408,078
Transactions in Fund Shares – Class I Shares:
Shares sold	195,189	367,566
Reinvested dividends and distributions	20,876	17,399
Shares repurchased	(201,166)	(523,291)
Net Increase/(Decrease) in Fund Shares	14,899	(138,326)
Shares Outstanding, Beginning of Period	2,681,138	2,819,464
Shares Outstanding, End of Period	2,696,037	2,681,138
Transactions in Fund Shares – Class R Shares:
Shares sold	2,188	8,322
Reinvested dividends and distributions	30	–
Shares repurchased	(21,087)	(44,805)
Net Increase/(Decrease) in Fund Shares	(18,869)	(36,483)
Shares Outstanding, Beginning of Period	42,789	79,272
Shares Outstanding, End of Period	23,920	42,789
Transactions in Fund Shares – Class S Shares:
Shares sold	2,086	6,612
Reinvested dividends and distributions	159	–
Shares repurchased	(1,275)	(37,081)
Net Increase/(Decrease) in Fund Shares	970	(30,469)
Shares Outstanding, Beginning of Period	31,822	62,291
Shares Outstanding, End of Period	32,792	31,822
Transactions in Fund Shares – Class T Shares:
Shares sold	1,147,767	2,598,099
Reinvested dividends and distributions	278,548	192,521
Shares repurchased	(3,529,952)	(10,769,936)
Net Increase/(Decrease) in Fund Shares	(2,103,637)	(7,979,316)
Shares Outstanding, Beginning of Period	42,986,987	50,966,303
Shares Outstanding, End of Period	40,883,350	42,986,987

6.	Purchases and Sales of Investment Securities

For the period ended March 31, 2015, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

Janus Global Select Fund	$728,759,374	$838,559,380	$–	$–

28 | MARCH 31, 2015

7.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to March 31, 2015 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund | 29

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 10, 2014, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2015 through January 1 or February 1, 2016, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services
The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service

30 | MARCH 31, 2015

providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed institutional competitive advantages that should be able to provide superior investment management returns over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds
The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has improved: for the 36 months ended September 30, 2014, approximately 64% of the Funds were in the top two Lipper quartiles of performance, and for the 12 months ended September 30, 2014, approximately 57% of the Funds were in the top two Lipper quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the

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Additional Information (unaudited) (continued)

second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

Value Funds

•	For Perkins International Value Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014.

•	For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

Mathematical Funds

•	For INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH International Managed Volatility Fund (formerly named INTECH International Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund), the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for

32 | MARCH 31, 2015

the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of under-performance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and in the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and that the performance trend was improving.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the first Lipper

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Additional Information (unaudited) (continued)

quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s

34 | MARCH 31, 2015

underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and its limited performance history.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory agreement(s).

Costs of Services Provided
The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the mean management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

In this regard, the independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 19% below the mean total expenses of their respective Lipper Expense Group peers and 29% below the mean total expenses for their Lipper Expense Universes; (3) management fees for the Funds, on average, were 15% below the mean management fees for their Expense Groups and 20% below the mean for their Expense Universes; and (4) Janus fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered how the total expenses for each share class of each Fund compared to the mean total expenses for its Lipper Expense Group peers and to mean total expenses for its Lipper Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus

Janus Investment Fund | 35

Additional Information (unaudited) (continued)

Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) the average spread between management fees charged to the Funds and those charged to Janus Capital’s institutional accounts is reasonable relative to the average spreads seen in the industry; and (4) the retained fee margins implied by Janus Capital’s subadvised fees when compared to its mutual fund fees are reasonable relative to retained fee margins in the industry.

The Trustees considered the fees for each Fund for its fiscal year ended in 2013, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Bond Fund, the Trustees noted that although the Fund’s total expenses were equal to or below the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

•	For Perkins International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also

36 | MARCH 31, 2015

noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Mathematical Funds

•	For INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH International Managed Volatility Fund (formerly named INTECH International Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that

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Additional Information (unaudited) (continued)

Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that, although the Fund’s total expenses were above the peer group mean for its sole share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable limit.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

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•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

In this regard, the independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale
The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that their independent fee consultant had provided analysis of economies of scale during prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, the base contractual management fee rate paid by most of the Funds, before any adjustment for performance, if applicable, was below the mean contractual management fee rate of the Fund’s peer group identified by an independent data provider. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

In this regard, the independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, it could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief

Janus Investment Fund | 39

Additional Information (unaudited) (continued)

that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital
The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

40 | MARCH 31, 2015

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was March 31, 2015. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices.

When comparing the performance of the Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Fund invested in the index.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will

Janus Investment Fund | 41

Useful Information About Your Fund Report (unaudited) (continued)

notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or

42 | MARCH 31, 2015

investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund | 43

Notes

44 | MARCH 31, 2015

Notes

Janus Investment Fund | 45

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC.

Funds distributed by Janus Distributors LLC

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-0515-87735	125-24-93046 05-15

semiannual report
March 31, 2015

Janus Contrarian Fund

Janus Investment Fund

highlights

•	Portfolio management perspective
•	Investment strategy behind your fund
•	Fund performance, characteristics and holdings

            Janus Contrarian Fund

Janus Contrarian Fund (unaudited)

FUND SNAPSHOT
We believe a bottom-up process focused on nonconsensus, contrarian investment ideas will drive strong risk adjusted returns over time. Through our deep fundamental analysis, we seek to identify high-quality businesses, regardless of geography, and capitalize on asymmetrical risk/reward opportunities.
Dan Kozlowski portfolio manager

PERFORMANCE OVERVIEW

For the six-month period ending March 31, 2015, the Fund’s Class T Shares generated a return of 7.06% versus a 5.93% return for the S&P 500 Index, the Fund’s benchmark.

INVESTMENT ENVIRONMENT

U.S. equities climbed higher during the period, driven by signs of an improving domestic economy and a strong U.S. consumer. Speculation about how, or when, the Federal Reserve (Fed) would raise interest rates caused volatility, but a historically low interest rate environment in the U.S. and other major global economies was ultimately a supportive backdrop for stocks. Falling oil prices negatively impacted stocks tied to the energy sector, but other pockets of the market fared well in anticipation that lower oil prices would translate into stronger consumer spending. The health care sector also had outsized returns during the period, driven by positive announcements about drug launches and clinical trial results for some companies, and heated merger and acquisition activity within the sector.

PERFORMANCE DISCUSSION

The Fund outperformed its benchmark, the S&P 500 Index, during the period. As part of our contrarian investment mandate, we seek companies that are undergoing a structural change in their business or industry that has gone unrecognized by the market, but we believe should positively reshape the company’s destiny, and stock performance, over time. These stocks are generally out of favor with investors, but if we correctly identify the changing dynamics at work within these companies or industries, the stocks in our portfolio have the potential to move from being out of favor to in favor as the company executes its turnaround. Our long-term performance ultimately should be driven by our ability to correctly identify companies that are early in the process of undergoing dramatic changes. During the period we were pleased to see many holdings in our portfolio continued to drive positive performance as the market received more indications of long-term improvements for the companies.

Some of our specialty pharmaceutical holdings were top contributors to performance during the period. We believe this is an industry undergoing significant, positive changes. After floundering for a decade due to expensive and often unproductive research and development (R&D) projects, new, financially minded CEOs have been brought in to lead a number of specialty pharmaceutical companies. These CEOs are accessing cheap financing and making shrewd acquisitions to boost product pipelines and achieve efficiencies in manufacturing, research and development and selling expenses. By acquiring companies with innovative therapies already in the pipeline, these new CEOs are making R&D spending more profitable and much less risky for their companies. Many of these companies have also redomiciled overseas where tax rates are lower, and that advantaged tax status allows them to pay a premium for future acquisition targets in deals that are still accretive because they can move the acquired company into a lower tax structure.

Two of the bigger acquirers within the industry, Mallinckrodt Pharmaceuticals and Endo International, were top contributors this during the period. Since its spin-off from Covidien, Mallinckrodt’s management team has made a number of operational improvements. The stock was up the first quarter of 2015 after the company gave better than expected earnings guidance for 2015. An announcement that Mallinckrodt would acquire Ikaria, a company developing innovative therapies and delivery systems that cater to critically ill infants in hospitals’ neonatal intensive care units, also helped drive the stock.

Endo International, meanwhile, was up after the company gave an outlook for organic growth that was better than expected. We continue to like the direction Endo’s CEO is taking the company. The CEO came from one of the most successful specialty pharmaceutical companies of the last five years. That company had an impressive strategy of driving down its operating expenses and making shrewd

Janus Investment Fund | 1

Janus Contrarian Fund (unaudited)

acquisitions to help grow the business, and we expect Endo’s CEO to continue to improve the company as he executes a similar strategy.

We were also pleased by the results of many of our holdings outside the specialty pharmaceutical industry. For example, United Continental was a top contributor to performance. Airline companies have comprised large positions in our portfolio over the last three years due to improving competitive dynamics taking place in the industry. Consolidation from several large mergers has led to a reduction of airline capacity, giving large airlines like United Continental pricing power for the first time in decades. As major airlines gain pricing power, and also operational efficiencies, through consolidation, these companies are creating tremendous shareholder value, in our opinion. This was evident for United Continental during the period.

While generally pleased with performance during the period, we still had some stocks that fell and were large detractors from performance. Rayonier Advanced Materials was a large detractor. This specialty chemicals business was spun off from Rayonier Inc. last summer. We originally bought the stock because we thought the company would have more control over its own destiny after the spin-off. With a strong balance sheet intact when it was spun off, we thought the management team would be aggressive in making acquisitions to consolidate the industry and create a more favorable pricing environment. However, excess supply within the specialty chemicals industry has been a larger headwind to the pricing environment than we expected and we are currently reviewing the long-term impact on the company.

Knowles Corporation was also a detractor from our performance. The company was spun out of Dover, and manufactures microphones, and microspeakers for mobile phones and other devices. There has been a lot of negative sentiment around the stock after some of Knowles’ microphones used in the iPhone 6 were defective, causing speculation the microphones would not be used in future Apple products. The company has since reached a new deal with Apple, but not until the second quarter. We continue to like the company’s prospects, especially now that the spun off company has control over its own destiny. We think the stock’s current valuation doesn’t reflect the company’s potential even if it was left out of the Apple vendor lineup. With Apple as a partner again, we believe there could be a significant change in sentiment around the company.

NOW Inc., also called DistributionNOW, was another detractor. The company was spun out of National Oilwell Varco, and is a distributor serving the energy sector. Like many stocks serving the oil industry, the stock was weak due to fears that lower oil prices would ultimately translate into less demand for the company’s services. However, we like the long-term outlook for the company. NOW Inc. was spun out with a clean balance sheet, and we believe the company will eventually be active in consolidating the consumable and replacement parts industry serving the energy sector. We also have a high degree of confidence in the company’s management team.

DERIVATIVES USE

Derivatives, including options, futures and forward exchange contracts, are used in the portfolio to generate income (through selling calls and selling puts), to have exposure to a position without owning it (generally selling a put to buy a call – often referred to as stock replacement), and periodically to hedge market risk (generally, by buying puts in market indices, such as the S&P 500). The purpose of the option strategy is an attempt to generate income and reduce the risk in the portfolio. The purpose of the futures strategy is to reduce the overall volatility of the Fund. The purpose of our forward exchange contracts strategy is to hedge currency exposure in the portfolio. During the period, our use of derivatives contributed to relative results. Please see the Derivative Instruments section in the “Notes to Financial Statements” for derivatives used by the Fund.

OUTLOOK

We believe equity valuations are more fully valued on a broad basis, which makes us more cautious about equity markets in general. However, broad equity market valuations have less of an impact on our investment process. The new ideas we find for the portfolio typically have a lot of negative sentiment surrounding the company, and thus trade at lower valuations than the rest of the market. In terms of generating new ideas, we remain encouraged by the fact that our analysts continue to identify plenty of new potential investments for the portfolio.

We have mentioned this in previous outlooks, but it remains true that without a fast-growing economy at their backs for the last five years, corporate boards and management teams have been forced to take a harder look at their businesses and make the types of sweeping changes required to reshape a company’s long-term destiny. We’ve seen an increase in the number of companies divesting noncore assets, changing management teams or making acquisitions to consolidate the industry in which the company operates. If we are

2 | MARCH 31, 2015

(unaudited)

correct in identifying those companies and industries that are early in implementing these types of material, positive changes should drive relative outperformance over time.

Thank you for your continued investment in Janus Contrarian Fund.

Janus Investment Fund | 3

Janus Contrarian Fund (unaudited)

Janus Contrarian Fund At A Glance

5 Top Performers – Holdings

Contribution

United Continental Holdings, Inc.	2.55%
Mallinckrodt PLC	2.21%
Endo International PLC	2.13%
United Continental Holdings, Inc. – Call expired March 2015 exercise price $55.00	1.22%
Wolverine World Wide, Inc.	0.59%

5 Bottom Performers – Holdings

Contribution

Rayonier Advanced Materials, Inc.	–1.24%
Knowles Corp.	–1.17%
NOW, Inc.	–0.71%
United Continental Holdings, Inc. – Call expires June 2015 exercise price $75.00	–0.42%
Microsoft Corp.	–0.40%

5 Top Performers – Sectors*

		Fund Weighting	S&P 500®
	Fund Contribution	(Average % of Equity)	Index Weighting

Health Care	2.32%	15.60%	14.50%
Industrials	2.05%	22.17%	10.36%
Energy	0.47%	7.00%	8.54%
Telecommunication Services	0.19%	–0.11%	2.35%
Financials	0.10%	11.94%	16.33%

5 Bottom Performers – Sectors*

		Fund Weighting	S&P 500®
	Fund Contribution	(Average % of Equity)	Index Weighting

Information Technology	–1.99%	15.53%	19.67%
Materials	–0.57%	9.10%	3.25%
Consumer Staples	–0.46%	4.67%	9.81%
Consumer Discretionary	–0.33%	13.29%	12.03%
Other**	–0.19%	0.95%	0.00%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

4 | MARCH 31, 2015

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of March 31, 2015

Endo International PLC Pharmaceuticals	8.8%
United Continental Holdings, Inc. Airlines	8.5%
Mallinckrodt PLC Pharmaceuticals	6.9%
Air Products & Chemicals, Inc. Chemicals	4.9%
Motorola Solutions, Inc. Communications Equipment	4.9%

34.0%

Asset Allocation – (% of Net Assets)
As of March 31, 2015

* Other of (9.4)%.

Top Country Allocations – Long Positions (% of Investment Securities)
As of March 31, 2015

As of September 30, 2014

Janus Investment Fund | 5

Janus Contrarian Fund (unaudited)

Performance

						Expense Ratios –
Average Annual Total Return – for the periods ended March 31, 2015						per the January 28, 2015 prospectuses
	Fiscal	One	Five	Ten	Since	Total Annual Fund
	Year-to-Date	Year	Year	Year	Inception*	Operating Expenses

Janus Contrarian Fund – Class A Shares
NAV	7.03%	12.63%	11.78%	9.17%	7.94%	1.02%
MOP	0.87%	6.15%	10.46%	8.53%	7.52%

Janus Contrarian Fund – Class C Shares
NAV	6.59%	11.74%	10.90%	8.34%	7.12%	1.80%
CDSC	5.63%	10.74%	10.90%	8.34%	7.12%

Janus Contrarian Fund – Class D Shares(1)	7.11%	12.85%	12.00%	9.37%	8.12%	0.80%

Janus Contrarian Fund – Class I Shares	7.09%	12.88%	12.08%	9.32%	8.09%	0.74%

Janus Contrarian Fund – Class R Shares	6.82%	12.18%	11.33%	8.72%	7.48%	1.39%

Janus Contrarian Fund – Class S Shares	6.94%	12.44%	11.62%	8.99%	7.75%	1.16%

Janus Contrarian Fund – Class T Shares	7.06%	12.71%	11.90%	9.32%	8.09%	0.89%

S&P 500® Index	5.93%	12.73%	14.47%	8.01%	4.77%

Morningstar Quartile – Class T Shares	–	1st	3rd	1st	1st

Morningstar Ranking – based on total return for Large Blend Funds	–	321/1,609	1,011/1,353	63/1,122	58/837

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

See important disclosures on the next page.

6 | MARCH 31, 2015

(unaudited)

This Fund has a performance-based management fee that may adjust up or down based on the Fund’s performance.

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Investments in derivatives can be highly volatile and involve additional risks than if the underlying securities were held directly. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gain or result in losses by offsetting positive returns in other securities.

There are special risks associated with selling securities short. Stocks sold short have the potential risk of unlimited losses.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2015 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*	The Fund’s inception date – February 29, 2000
(1)	Closed to new investors.

Janus Investment Fund | 7

Janus Contrarian Fund (unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(10/1/14)	(3/31/15)	(10/1/14 - 3/31/15)†	(10/1/14)	(3/31/15)	(10/1/14 - 3/31/15)†	(10/1/14 - 3/31/15)

Class A Shares	$1,000.00	$1,070.30	$5.78	$1,000.00	$1,019.35	$5.64	1.12%

Class C Shares	$1,000.00	$1,065.90	$9.68	$1,000.00	$1,015.56	$9.45	1.88%

Class D Shares	$1,000.00	$1,071.10	$4.85	$1,000.00	$1,020.24	$4.73	0.94%

Class I Shares	$1,000.00	$1,070.90	$4.34	$1,000.00	$1,020.74	$4.23	0.84%

Class R Shares	$1,000.00	$1,068.20	$7.89	$1,000.00	$1,017.30	$7.70	1.53%

Class S Shares	$1,000.00	$1,069.40	$6.60	$1,000.00	$1,018.55	$6.44	1.28%

Class T Shares	$1,000.00	$1,070.60	$5.32	$1,000.00	$1,019.80	$5.19	1.03%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

8 | MARCH 31, 2015

Janus Contrarian Fund

Schedule of Investments (unaudited)

As of March 31, 2015

Shares		Value
Common Stocks – 97.8%
Airlines – 8.5%
5,740,429	United Continental Holdings, Inc.*,†	$386,043,850
Capital Markets – 3.3%
300,504	Blackstone Group LP	11,686,601
4,907,146	E*TRADE Financial Corp.*	140,123,554

		151,810,155
Chemicals – 6.3%
1,482,783	Air Products & Chemicals, Inc.	224,315,412
935,239	Platform Specialty Products Corp.*,#	23,998,233
2,786,145	Rayonier Advanced Materials, Inc.#,£	41,513,561

		289,827,206
Commercial Banks – 3.1%
2,783,058	Citigroup, Inc.	143,383,148
Communications Equipment – 4.9%
3,350,323	Motorola Solutions, Inc.†	223,366,034
Consumer Finance – 1.0%
1,497,208	Synchrony Financial*,#	45,440,263
Containers & Packaging – 4.0%
1,195,958	Ball Corp.†	84,482,473
1,770,876	Crown Holdings, Inc.*	95,662,722

		180,145,195
Diversified Financial Services – 3.1%
74,657	Berkshire Hathaway, Inc. – Class B*	10,774,498
1,093,076	CME Group, Inc.	103,525,228
246,307	Moody’s Corp.	25,566,667

		139,866,393
Electronic Equipment, Instruments & Components – 3.3%
7,872,648	Knowles Corp.*,#,£	151,705,927
Energy Equipment & Services – 0.5%
377,746	Baker Hughes, Inc.	24,017,091
Food & Staples Retailing – 1.3%
1,599,443	Sysco Corp.	60,346,984
Food Products – 1.0%
929,289	Post Holdings, Inc.*,#	43,527,897
Hotels, Restaurants & Leisure – 2.0%
8,370,056	Wendy’s Co.	91,233,610
Information Technology Services – 3.6%
1,506,703	Amdocs, Ltd. (U.S. Shares)	81,964,643
2,322,839	Blackhawk Network Holdings, Inc. – Class B*,£	82,576,927

		164,541,570
Internet & Catalog Retail – 2.4%
3,098,621	Lands’ End, Inc.*,#,£	111,178,521
Internet Software & Services – 0.9%
492,885	Alibaba Group Holding, Ltd. (ADR)*,#	41,027,747
Leisure Products – 0.5%
1,005,551	Mattel, Inc.	22,976,840
Machinery – 2.6%
2,002,306	Colfax Corp.*,#	95,570,066
576,279	Joy Global, Inc.	22,578,611

		118,148,677
Media – 3.7%
1,618,634	Comcast Corp. – Class A	91,404,262
1,958,737	News Corp. – Class A*	31,359,379
773,813	Tribune Media Co. – Class A#	47,055,569

		169,819,210
Multiline Retail – 3.3%
1,830,776	Dollar Tree, Inc.*	148,558,319
Oil, Gas & Consumable Fuels – 5.6%
675,608	Anadarko Petroleum Corp.	55,947,099
122,294	Exxon Mobil Corp.	10,394,990
1,762,672	MarkWest Energy Partners LP	116,512,619
935,304	Phillips 66	73,514,894

		256,369,602
Personal Products – 2.2%
2,381,736	Herbalife, Ltd.*,#	101,843,031
Pharmaceuticals – 18.8%
4,465,465	Endo International PLC*	400,552,210
17,637,650	Indivior PLC*	49,619,210
2,505,227	Mallinckrodt PLC*	317,287,000
1,962,969	Zoetis, Inc.	90,865,835

		858,324,255
Real Estate Management & Development – 4.6%
13,771,577	Colony American Homes Holdings III LP*,§	15,837,314
10,451,593	St Joe Co.*,†,#,£	193,981,566

		209,818,880
Software – 2.4%
2,719,192	Microsoft Corp.	110,548,751
Specialty Retail – 1.0%
206,194	Home Depot, Inc.	23,425,700
319,694	Murphy USA, Inc.*	23,136,255

		46,561,955
Textiles, Apparel & Luxury Goods – 2.1%
2,882,821	Wolverine World Wide, Inc.#	96,430,362
Tobacco – 0.8%
6,989,851	ITC, Ltd.	36,360,976
Trading Companies & Distributors – 1.0%
2,174,827	NOW, Inc.*,#	47,063,256

Total Common Stocks (cost $3,673,162,686)		4,470,285,705

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund | 9

Janus Contrarian Fund

Schedule of Investments (unaudited)

As of March 31, 2015

Shares		Value
Counterparty/Reference Asset
OTC Purchased Options – Calls – 0.8%
Credit Suisse International:
United Continental Holdings, Inc.* expires June 2015 8,400 contracts exercise price $72.50		$2,656,653
United Continental Holdings, Inc.* expires June 2015 9,365 contracts exercise price $70.00		3,838,523
United Continental Holdings, Inc.* expires June 2015 28,101 contracts exercise price $75.00		6,855,163
Goldman Sachs & Co.:
United Continental Holdings, Inc.* expires June 2015 7,847 contracts exercise price $70.00		3,216,326
United Continental Holdings, Inc.* expires June 2015 30,138 contracts exercise price $72.50		9,531,691
United Continental Holdings, Inc.* expires June 2015 32,043 contracts exercise price $75.00		7,816,803
UBS AG: United Continental Holdings, Inc.* expires June 2015 12,210 contracts exercise price $75.00		2,978,597

Total OTC Purchased Options – Calls (premiums paid $81,731,916)		36,893,756
Investment Companies – 10.8%
Investments Purchased with Cash Collateral from Securities Lending – 8.8%
400,958,653	Janus Cash Collateral Fund LLC, 0.1041%°°,£	400,958,653
Money Markets – 2.0%
94,349,404	Janus Cash Liquidity Fund LLC, 0.1097%°°,£	94,349,404

Total Investment Companies (cost $495,308,057)		495,308,057
Total Investments (total cost $4,250,202,659) – 109.4%		5,002,487,518

Liabilities, net of Cash, Receivables and Other Assets – (9.4)%		(431,673,807)

Net Assets – 100%		$4,570,813,711

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

United States	$4,875,479,585	97.5%
United Kingdom	49,619,210	1.0
China	41,027,747	0.8
India	36,360,976	0.7

Total	$5,002,487,518	100.0%

Schedule of Forward Currency Contracts, Open

			Unrealized
	Currency	Currency	Appreciation/
Counterparty/Currency and Settlement Date	Units Sold	Value	(Depreciation)

Credit Suisse International: British Pound 4/9/15	2,493,000	$3,697,414	$104,346

HSBC Securities (USA), Inc.: British Pound 4/9/15	7,350,000	10,900,921	(6,652)

JPMorgan Chase & Co.: British Pound 4/16/15	512,000	759,317	(741)

Total		$15,357,652	$96,953

Schedule of Futures – Short

Unrealized
Appreciation/
Description	(Depreciation)

S&P 500® E-mini expires June 2015 3,588 contracts principal amount $366,459,214 value $369,707,520	$(3,248,306)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10 | MARCH 31, 2015

Notes to Schedule of Investments and Other Information (unaudited)

S&P 500® Index	Measures broad U.S. equity performance.

ADR	American Depositary Receipt

LLC	Limited Liability Company

LP	Limited Partnership

OTC	Over-the-Counter

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American stock exchange.

*	Non-income producing security.

†	A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of March 31, 2015, is noted below.

Fund	Aggregate Value

Janus Contrarian Fund	$414,705,875

°°	Rate shown is the 7-day yield as of March 31, 2015.

#	Loaned security; a portion of the security is on loan at March 31, 2015.

§	Schedule of Restricted and Illiquid Securities (as of March 31, 2015)

	Acquisition	Acquisition		Value as a
	Date	Cost	Value	% of Net Assets

Janus Contrarian Fund
Colony American Homes Holdings III LP	1/30/13	$13,788,838	$15,837,314	0.3%

The Fund has registration rights for certain restricted securities held as of March 31, 2015. The issuer incurs all registration costs.

£	The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Fund’s relative ownership, the following securities were considered affiliated companies for all or some portion of the period ended March 31, 2015. Unless otherwise indicated, all information in the table is for the period ended March 31, 2015.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 9/30/14	Purchases	Sales	at 3/31/15	Gain/(Loss)	Income	at 3/31/15

Janus Contrarian Fund
Blackhawk Network Holdings, Inc.	167,970	–	(167,970)	–	$1,468,577	$–	$–
Blackhawk Network Holdings, Inc. – Class B	2,015,852	422,264	(115,277)	2,322,839	(546,079)	–	82,576,927
Janus Cash Collateral Fund LLC	335,527,059	850,929,844	(785,498,250)	400,958,653	–	3,338,087(1)	400,958,653
Janus Cash Liquidity Fund LLC	54,149,470	965,593,645	(925,393,711)	94,349,404	–	47,484	94,349,404
Knowles Corp.	4,595,571	3,277,077	–	7,872,648	–	–	151,705,927
Lands’ End, Inc.	3,012,307	86,314	–	3,098,621	–	–	111,178,521
Rayonier Advanced Materials, Inc.	2,513,326	906,832	(634,013)	2,786,145	(17,071,658)	445,243	41,513,561
St Joe Co.	10,027,714	423,879	–	10,451,593	–	–	193,981,566

Total					$(16,149,160)	$3,830,814	$1,076,264,559

(1)	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

Janus Investment Fund | 11

Notes to Schedule of Investments and Other Information (unaudited) (continued)

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2015. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of March 31, 2015)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Janus Contrarian Fund
Assets
Investments in Securities:
Common Stocks
Pharmaceuticals	$808,705,045	$49,619,210	$–
Real Estate Management & Development	193,981,566	–	15,837,314
Tobacco	–	36,360,976	–
All Other	3,365,781,594	–	–

OTC Purchased Options – Calls	–	36,893,756	–

Investment Companies	–	495,308,057	–

Total Investments in Securities	$4,368,468,205	$618,181,999	$15,837,314

Other Financial Instruments(a):
Forward Currency Contracts	$–	$104,346	$–
Variation Margin Receivable	2,655,120	–	–

Total Assets	$4,371,123,325	$618,286,345	$15,837,314

Liabilities
Other Financial Instruments(a):
Forward Currency Contracts	$–	$7,393	$–

(a)	Other financial instruments include forward currency, futures, written options, and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options and swap contracts are reported at their market value at measurement date.

12 | MARCH 31, 2015

Statement of Assets and Liabilities

As of March 31, 2015 (unaudited)	Janus Contrarian Fund

Assets:
Investments, at cost	$4,250,202,659
Unaffiliated investments, at value(1)	$3,926,222,959
Affiliated investments, at value(2)	1,076,264,559
Cash	228,971
Forward currency contracts	104,346
Closed foreign currency contracts	7,031
Variation margin receivable	2,655,120
Non-interested Trustees’ deferred compensation	89,825
Receivables:
Investments sold	3,713,034
Fund shares sold	3,147,540
Dividends	8,696,974
Dividends from affiliates	5,630
Foreign dividend tax reclaim	547,925
Other assets	32,901
Total Assets	5,021,716,815
Liabilities:
Collateral for securities loaned (Note 3)	400,958,653
Forward currency contracts	7,393
Payables:
Investments purchased	42,077,283
Fund shares repurchased	3,658,734
Advisory fees	2,905,220
Fund administration fees	38,963
Transfer agent fees and expenses	850,743
12b-1 Distribution and shareholder servicing fees	115,652
Non-interested Trustees’ fees and expenses	26,764
Non-interested Trustees’ deferred compensation fees	89,825
Accrued expenses and other payables	173,874
Total Liabilities	450,903,104
Net Assets	$4,570,813,711

See footnotes at the end of the Statement.
See Notes to Financial Statements.

Janus Investment Fund | 13

Statement of Assets and Liabilities  (continued)

As of March 31, 2015 (unaudited)	Janus Contrarian Fund

Net Assets Consist of:
Capital (par value and paid-in surplus)	$3,689,339,347
Undistributed net investment income/(loss)	(3,105,961)
Undistributed net realized gain/(loss) from investments and foreign currency transactions	135,431,578
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	749,148,747
Total Net Assets	$4,570,813,711
Net Assets - Class A Shares	$134,843,449
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	6,057,237
Net Asset Value Per Share(3)	$22.26
Maximum Offering Price Per Share(4)	$23.62
Net Assets - Class C Shares	$101,859,061
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,756,630
Net Asset Value Per Share(3)	$21.41
Net Assets - Class D Shares	$2,497,175,477
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	111,765,063
Net Asset Value Per Share	$22.34
Net Assets - Class I Shares	$450,760,321
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	20,184,835
Net Asset Value Per Share	$22.33
Net Assets - Class R Shares	$2,090,939
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	95,218
Net Asset Value Per Share	$21.96
Net Assets - Class S Shares	$6,981,721
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	313,502
Net Asset Value Per Share	$22.27
Net Assets - Class T Shares	$1,377,102,743
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	61,690,704
Net Asset Value Per Share	$22.32

(1)	Includes $218,562,297 of securities on loan. See Note 3 in Notes to Financial Statements.
(2)	Includes $172,096,027 of securities on loan. See Note 3 in Notes to Financial Statements.
(3)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(4)	Maximum offering price is computed at 100/94.25 of net asset value.
See Notes to Financial Statements.

14 | MARCH 31, 2015

Statement of Operations

For the period ended March 31, 2015 (unaudited)	Janus Contrarian Fund

Investment Income:
Affiliated securities lending income, net	$3,338,087
Dividends	24,603,071
Dividends from affiliates	492,727
Other income	198
Total Investment Income	28,434,083
Expenses:
Advisory fees	16,422,372
12b-1 Distribution and shareholder servicing fees:
Class A Shares	133,507
Class C Shares	391,623
Class R Shares	5,157
Class S Shares	9,355
Transfer agent administrative fees and expenses:
Class D Shares	1,458,928
Class R Shares	2,578
Class S Shares	9,355
Class T Shares	1,702,122
Transfer agent networking and omnibus fees:
Class A Shares	41,434
Class C Shares	34,078
Class I Shares	124,688
Other transfer agent fees and expenses:
Class A Shares	5,959
Class C Shares	5,614
Class D Shares	290,586
Class I Shares	8,426
Class R Shares	49
Class S Shares	55
Class T Shares	10,738
Shareholder reports expense	307,922
Registration fees	105,613
Custodian fees	21,314
Professional fees	51,590
Non-interested Trustees’ fees and expenses	52,133
Stock loan fees	6,670
Fund administration fees	182,356
Other expenses	108,212
Total Expenses	21,492,434
Net Expenses	21,492,434
Net Investment Income/(Loss)	6,941,649
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	268,150,819
Investments in affiliates	(16,149,160)
Futures contracts	(7,223,667)
Short sales	(1,476,869)
Total Net Realized Gain/(Loss) on Investments	243,301,123
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	65,632,342
Futures contracts	(6,951,810)
Short sales	(1,956,441)
Total Change in Unrealized Net Appreciation/Depreciation	56,724,091
Net Increase/(Decrease) in Net Assets Resulting from Operations	$306,966,863

See Notes to Financial Statements.

Janus Investment Fund | 15

Statements of Changes in Net Assets

	Janus
	Contrarian Fund
For the period ended March 31 (unaudited) and the year ended September 30	2015	2014

Operations:
Net investment income/(loss)	$6,941,649	$7,906,050
Net realized gain/(loss) on investments	243,301,123	643,091,680
Change in unrealized net appreciation/depreciation	56,724,091	145,615,137
Net Increase/(Decrease) in Net Assets Resulting from Operations	306,966,863	796,612,867
Dividends and Distributions to Shareholders:
Net Investment Income
Class A Shares	(278,953)	(4,939)
Class D Shares	(7,604,911)	(4,076,137)
Class I Shares	(1,718,839)	(312,235)
Class S Shares	(4,684)	–
Class T Shares	(3,095,172)	(1,515,990)
Net Realized Gain from Investment Transactions
Class A Shares	(10,141,869)	–
Class C Shares	(7,191,085)	–
Class D Shares	(232,877,664)	–
Class I Shares	(38,595,332)	–
Class R Shares	(189,010)	–
Class S Shares	(757,586)	–
Class T Shares	(130,435,409)	–
Net Decrease from Dividends and Distributions to Shareholders	(432,890,514)	(5,909,301)
Capital Share Transactions:
Shares Sold
Class A Shares	64,687,494	57,257,857
Class C Shares	50,639,301	33,365,683
Class D Shares	72,845,425	116,394,836
Class I Shares	193,698,633	265,244,632
Class R Shares	506,590	955,570
Class S Shares	1,714,160	4,268,514
Class T Shares	217,296,971	403,549,761
Reinvested Dividends and Distributions
Class A Shares	9,572,764	4,784
Class C Shares	5,181,008	–
Class D Shares	235,738,914	4,000,437
Class I Shares	26,015,077	291,293
Class R Shares	189,010	–
Class S Shares	762,270	–
Class T Shares	131,226,809	1,487,245
Shares Repurchased
Class A Shares	(12,250,400)	(14,819,124)
Class C Shares	(8,105,802)	(4,487,427)
Class D Shares	(122,456,729)	(203,304,825)
Class I Shares	(86,983,258)	(52,213,653)
Class R Shares	(550,528)	(1,000,626)
Class S Shares	(1,599,961)	(911,966)
Class T Shares	(241,421,628)	(339,376,709)
Net Increase/(Decrease) from Capital Share Transactions	536,706,120	270,706,282
Net Increase/(Decrease) in Net Assets	410,782,469	1,061,409,848
Net Assets:
Beginning of period	4,160,031,242	3,098,621,394
End of period	$4,570,813,711	$4,160,031,242

Undistributed Net Investment Income/(Loss)	$(3,105,961)	$2,654,949

See Notes to Financial Statements.

16 | MARCH 31, 2015

Financial Highlights

Class A Shares

For a share outstanding during the period ended March 31,
2015 (unaudited), each year or period ended September 30	Janus Contrarian Fund
and the period ended October 31, 2009	2015	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$23.11	$18.48	$13.91	$11.29	$13.97	$11.68	$10.42
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.03(3)	0.02(3)	0.01	0.04	(0.06)	0.01	(0.02)
Net gain/(loss) on investments (both realized and unrealized)	1.46	4.61	4.65	2.58	(2.60)	2.28	1.28
Total from Investment Operations	1.49	4.63	4.66	2.62	(2.66)	2.29	1.26
Less Distributions:
Dividends (from net investment income)	(0.06)	–(4)	(0.09)	–	(0.02)	–	–
Distributions (from capital gains)	(2.28)	–	–	–	–	–	–
Total Distributions	(2.34)	–	(0.09)	–	(0.02)	–	–
Net Asset Value, End of Period	$22.26	$23.11	$18.48	$13.91	$11.29	$13.97	$11.68
Total Return*	7.03%	25.08%	33.67%	23.21%	(19.09)%	19.61%	12.09%
Net Assets, End of Period (in thousands)	$134,843	$75,649	$25,397	$23,930	$33,491	$73,013	$68,166
Average Net Assets for the Period (in thousands)	$107,099	$46,300	$24,023	$28,841	$64,181	$72,658	$76,549
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets**	1.12%	1.02%	0.85%	0.91%	0.90%	1.06%	1.43%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets**	1.12%	1.02%	0.85%	0.91%	0.90%	1.06%	1.34%
Ratio of Net Investment Income/(Loss) to Average Net Assets**	0.27%	0.10%	0.22%	0.50%	0.30%	0.11%	(0.36)%
Portfolio Turnover Rate	31%	61%	66%	53%	130%	95%	80%

Class C Shares

For a share outstanding during the period ended March 31,
2015 (unaudited), each year or period ended September 30	Janus Contrarian Fund
and the period ended October 31, 2009	2015	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$22.34	$18.01	$13.59	$11.12	$13.84	$11.65	$10.42
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.05)(3)	(0.15)(3)	(0.28)	(0.36)	(0.34)	(0.10)	(0.05)
Net gain/(loss) on investments (both realized and unrealized)	1.40	4.48	4.70	2.83	(2.38)	2.29	1.28
Total from Investment Operations	1.35	4.33	4.42	2.47	(2.72)	2.19	1.23
Less Distributions:
Dividends (from net investment income)	–	–	–	–	–	–	–
Distributions (from capital gains)	(2.28)	–	–	–	–	–	–
Total Distributions	(2.28)	–	–	–	–	–	–
Net Asset Value, End of Period	$21.41	$22.34	$18.01	$13.59	$11.12	$13.84	$11.65
Total Return*	6.59%	24.04%	32.52%	22.21%	(19.65)%	18.80%	11.80%
Net Assets, End of Period (in thousands)	$101,859	$56,098	$21,162	$19,148	$26,153	$63,203	$64,036
Average Net Assets for the Period (in thousands)	$78,540	$34,189	$20,204	$22,509	$52,601	$65,635	$67,507
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets**	1.88%	1.80%	1.70%	1.75%	1.62%	1.85%	2.37%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets**	1.88%	1.80%	1.70%	1.70%	1.62%	1.85%	2.09%
Ratio of Net Investment Income/(Loss) to Average Net Assets**	(0.48)%	(0.69)%	(0.62)%	(0.29)%	(0.43)%	(0.69)%	(1.12)%
Portfolio Turnover Rate	31%	61%	66%	53%	130%	95%	80%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Per share amounts are calculated based on average shares outstanding during the year or period.
(4)	Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund | 17

Financial Highlights  (continued)

Class D Shares

For a share outstanding during the period ended
March 31, 2015 (unaudited) and each year or	Janus Contrarian Fund
period ended September 30	2015	2014	2013	2012	2011	2010(1)

Net Asset Value, Beginning of Period	$23.18	$18.53	$13.98	$11.32	$14.01	$12.96
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.04(2)	0.05(2)	0.07	0.12	0.01	0.05
Net gain/(loss) on investments (both realized and unrealized)	1.47	4.64	4.63	2.54	(2.66)	1.00
Total from Investment Operations	1.51	4.69	4.70	2.66	(2.65)	1.05
Less Distributions:
Dividends (from net investment income)	(0.07)	(0.04)	(0.15)	–(3)	(0.04)	–
Distributions (from capital gains)	(2.28)	–	–	–	–	–
Total Distributions	(2.35)	(0.04)	(0.15)	–	(0.04)	–
Net Asset Value, End of Period	$22.34	$23.18	$18.53	$13.98	$11.32	$14.01
Total Return*	7.11%	25.33%	33.88%	23.51%	(18.96)%	8.10%
Net Assets, End of Period (in thousands)	$2,497,175	$2,382,592	$1,977,490	$1,599,671	$1,476,010	$2,134,011
Average Net Assets for the Period (in thousands)	$2,438,226	$2,258,453	$1,813,911	$1,613,932	$2,012,506	$2,113,716
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets**	0.94%	0.80%	0.68%	0.66%	0.69%	0.80%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets**	0.94%	0.80%	0.68%	0.66%	0.69%	0.80%
Ratio of Net Investment Income/(Loss) to Average Net Assets**	0.35%	0.24%	0.41%	0.75%	0.55%	0.52%
Portfolio Turnover Rate	31%	61%	66%	53%	130%	95%

Class I Shares

For a share outstanding during the period ended March 31,
2015 (unaudited), each year or period ended	Janus Contrarian Fund
September 30 and the period ended October 31, 2009	2015	2014	2013	2012	2011	2010(4)	2009(5)

Net Asset Value, Beginning of Period	$23.20	$18.55	$13.98	$11.33	$14.01	$11.70	$10.42
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.06(2)	0.09(2)	0.11	0.12	(0.01)	0.05	–(3)
Net gain/(loss) on investments (both realized and unrealized)	1.45	4.63	4.62	2.53	(2.61)	2.28	1.28
Total from Investment Operations	1.51	4.72	4.73	2.65	(2.62)	2.33	1.28
Less Distributions:
Dividends (from net investment income)	(0.10)	(0.07)	(0.16)	–(3)	(0.06)	(0.02)	–
Distributions (from capital gains)	(2.28)	–	–	–	–	–	–
Total Distributions	(2.38)	(0.07)	(0.16)	–	(0.06)	(0.02)	–
Net Asset Value, End of Period	$22.33	$23.20	$18.55	$13.98	$11.33	$14.01	$11.70
Total Return*	7.09%	25.47%	34.09%	23.39%	(18.80)%	19.90%	12.28%
Net Assets, End of Period (in thousands)	$450,760	$329,245	$85,000	$44,907	$58,036	$126,187	$57,734
Average Net Assets for the Period (in thousands)	$402,987	$184,931	$69,116	$51,304	$115,103	$94,317	$27,329
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets**	0.84%	0.74%	0.52%	0.62%	0.65%	0.74%	0.94%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets**	0.84%	0.74%	0.52%	0.62%	0.65%	0.74%	0.90%
Ratio of Net Investment Income/(Loss) to Average Net Assets**	0.49%	0.40%	0.59%	0.80%	0.54%	0.42%	(0.13)%
Portfolio Turnover Rate	31%	61%	66%	53%	130%	95%	80%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Period from February 16, 2010 (inception date) through September 30, 2010.
(2)	Per share amounts are calculated based on average shares outstanding during the year or period.
(3)	Less than $0.005 on a per share basis.
(4)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(5)	Period from July 6, 2009 (inception date) through October 31, 2009.

See Notes to Financial Statements.

18 | MARCH 31, 2015

Class R Shares

For a share outstanding during the period ended March 31,
2015 (unaudited), each year or period ended September 30	Janus Contrarian Fund
and the period ended October 31, 2009	2015	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$22.81	$18.31	$13.76	$11.21	$13.91	$11.67	$10.42
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.02)(3)	(0.07)(3)	(0.16)	(0.07)	(0.11)	(0.02)	(0.03)
Net gain/(loss) on investments (both realized and unrealized)	1.45	4.57	4.72	2.62	(2.59)	2.26	1.28
Total from Investment Operations	1.43	4.50	4.56	2.55	(2.70)	2.24	1.25
Less Distributions:
Dividends (from net investment income)	–	–	(0.01)	–	–	–	–
Distributions (from capital gains)	(2.28)	–	–	–	–	–	–
Total Distributions	(2.28)	–	(0.01)	–	–	–	–
Net Asset Value, End of Period	$21.96	$22.81	$18.31	$13.76	$11.21	$13.91	$11.67
Total Return*	6.82%	24.58%	33.12%	22.75%	(19.41)%	19.19%	12.00%
Net Assets, End of Period (in thousands)	$2,091	$1,994	$1,634	$1,877	$2,506	$3,905	$2,549
Average Net Assets for the Period (in thousands)	$2,068	$1,910	$1,715	$2,053	$3,679	$3,256	$2,682
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets**	1.53%	1.38%	1.25%	1.24%	1.30%	1.43%	1.67%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets**	1.53%	1.38%	1.25%	1.24%	1.30%	1.43%	1.65%
Ratio of Net Investment Income/(Loss) to Average Net Assets**	(0.21)%	(0.35)%	(0.18)%	0.15%	(0.07)%	(0.30)%	(0.68)%
Portfolio Turnover Rate	31%	61%	66%	53%	130%	95%	80%

Class S Shares

For a share outstanding during the period ended March 31,
2015 (unaudited), each year or period ended September 30 and	Janus Contrarian Fund
the period ended October 31, 2009	2015	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$23.09	$18.48	$13.87	$11.27	$13.96	$11.68	$10.42
Income/(Loss) from Investment Operations:
Net investment income/(loss)	–(3)(4)	(0.01)(3)	(0.05)	0.04	(0.11)	0.01	(0.02)
Net gain/(loss) on investments (both realized and unrealized)	1.47	4.62	4.69	2.56	(2.58)	2.27	1.28
Total from Investment Operations	1.47	4.61	4.64	2.60	(2.69)	2.28	1.26
Less Distributions:
Dividends (from net investment income)	(0.01)	–	(0.03)	–	–	–	–
Distributions (from capital gains)	(2.28)	–	–	–	–	–	–
Total Distributions	(2.29)	–	(0.03)	–	–	–	–
Net Asset Value, End of Period	$22.27	$23.09	$18.48	$13.87	$11.27	$13.96	$11.68
Total Return*	6.94%	24.95%	33.50%	23.07%	(19.27)%	19.52%	12.09%
Net Assets, End of Period (in thousands)	$6,982	$6,346	$2,022	$2,598	$2,662	$7,021	$4,493
Average Net Assets for the Period (in thousands)	$7,505	$5,130	$1,850	$2,688	$5,556	$7,644	$4,551
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets**	1.28%	1.16%	1.00%	1.00%	1.06%	1.18%	1.42%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets**	1.28%	1.15%	0.99%	0.99%	1.06%	1.18%	1.40%
Ratio of Net Investment Income/(Loss) to Average Net Assets**	(0.01)%	(0.05)%	0.07%	0.42%	0.11%	(0.02)%	(0.46)%
Portfolio Turnover Rate	31%	61%	66%	53%	130%	95%	80%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Per share amounts are calculated based on average shares outstanding during the year or period.
(4)	Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund | 19

Financial Highlights  (continued)

Class T Shares

For a share outstanding during the period ended
March 31, 2015 (unaudited), each year or period	Janus Contrarian Fund
ended September 30 and the year ended October 31	2015	2014	2013	2012	2011	2010(1)	2009

Net Asset Value, Beginning of Period	$23.15	$18.51	$13.96	$11.31	$14.00	$11.69	$10.90
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.03(2)	0.03(2)	0.05	0.09	(0.04)	–(3)	–(3)
Net gain/(loss) on investments (both realized and unrealized)	1.47	4.64	4.63	2.56	(2.62)	2.32	1.22
Total from Investment Operations	1.50	4.67	4.68	2.65	(2.66)	2.32	1.22
Less Distributions:
Dividends (from net investment income)	(0.05)	(0.03)	(0.13)	–	(0.03)	(0.01)	(0.05)
Distributions (from capital gains)	(2.28)	–	–	–	–	–	(0.37)
Return of capital	–	–	–	–	–	–	(0.01)
Total Distributions	(2.33)	(0.03)	(0.13)	–	(0.03)	(0.01)	(0.43)
Net Asset Value, End of Period	$22.32	$23.15	$18.51	$13.96	$11.31	$14.00	$11.69
Total Return*	7.06%	25.24%	33.76%	23.43%	(19.04)%	19.81%	12.35%
Net Assets, End of Period (in thousands)	$1,377,103	$1,308,109	$985,916	$769,713	$849,035	$1,701,378	$3,655,102
Average Net Assets for the Period (in thousands)	$1,365,439	$1,238,665	$894,444	$838,592	$1,474,114	$2,454,799	$3,398,196
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets**	1.03%	0.89%	0.76%	0.75%	0.81%	0.91%	1.01%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets**	1.03%	0.89%	0.75%	0.74%	0.81%	0.91%	1.00%
Ratio of Net Investment Income/(Loss) to Average Net Assets**	0.26%	0.16%	0.34%	0.67%	0.40%	0.16%	0.02%
Portfolio Turnover Rate	31%	61%	66%	53%	130%	95%	80%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Per share amounts are calculated based on average shares outstanding during the year or period.
(3)	Less than $0.005 on a per share basis.

See Notes to Financial Statements.

20 | MARCH 31, 2015

Notes to Financial Statements (unaudited)

1.	Organization and Significant Accounting Policies

Janus Contrarian Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-seven funds which include multiple series of shares, with differing investment objectives and policies. The Fund invests primarily in equity securities. The Fund is classified as nondiversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be valued on an amortized cost basis. Securities for which market

Janus Investment Fund | 21

Notes to Financial Statements (unaudited) (continued)

quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary
Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2015 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Fund did not hold a significant amount of Level 3 securities as of March 31, 2015.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used

22 | MARCH 31, 2015

for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Fund. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications
In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations
The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions
The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2.	Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended March 31, 2015 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of this section.

Janus Investment Fund | 23

Notes to Financial Statements (unaudited) (continued)

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

•	Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

•	Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for

24 | MARCH 31, 2015

nonhedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported on the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/(depreciation) (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

The following table provides average ending monthly currency value amounts on sold forward currency contracts during the period ended March 31, 2015.

Fund	Sold

Janus Contrarian Fund	$12,581,521

Futures Contracts
A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts on commodities are valued at the settlement price on valuation date on the commodities exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used. Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). The change in unrealized net appreciation/(depreciation) is reported on the Statement of Operations (if applicable). When a contract is closed, a realized gain or loss is reported on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the period, the Fund sold futures on equity indices to decrease exposure to equity risk.

The following table provides average ending monthly market value amounts on sold futures contracts during the period ended March 31, 2015.

Fund	Sold

Janus Contrarian Fund	$154,296,014

Options Contracts
An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price on or before a specified date. The purchaser pays a premium to the seller for this right. The seller has the corresponding obligation to sell or buy a financial instrument if the purchaser (owner) “exercises” the option. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid. Upon expiration, or closing of the option transaction, a realized gain or loss is reported on the Statement of Operations (if applicable). The difference between the premium paid/received and the market value of the option is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported on the Statement of Operations (if applicable). Option contracts are typically valued using an approved vendor’s option valuation model. To the extent

Janus Investment Fund | 25

Notes to Financial Statements (unaudited) (continued)

reliable market quotations are available, option contracts are valued using market quotations. In cases when an approved vendor cannot provide coverage for an option and there is no reliable market quotation, a broker quotation or an internal valuation using the Black-Scholes model, the Cox-Rubenstein Binomial Option Pricing Model, or other appropriate option pricing model is used.

The Fund may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. The Fund may be subject to counterparty risk, interest rate risk, liquidity risk, equity risk, commodity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Fund to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

The Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. The Fund may purchase call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by such Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Options purchased are reported in the Schedule of Investments (if applicable).

During the period, the Fund purchased call options on various equity securities for the purpose of increasing exposure to individual equity risk.

During the period, the Fund purchased put options on various equity securities for the purpose of decreasing exposure to individual equity risk.

The following table provides average ending monthly market value amounts on purchased call and put options during the period ended March 31, 2015.

	Purchased	Purchased
Fund	Call Options	Put Options

Janus Contrarian Fund	$71,503,963	$5,422,465

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of March 31, 2015.

Fair Value of Derivative Instruments as of March 31, 2015

Derivatives not accounted for	Asset Derivatives		Liability Derivatives
as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Janus Contrarian Fund
Currency Contracts	Forward currency contracts	$104,346	Forward currency contracts	$7,393
Equity Contracts	Unaffiliated investments at value	36,893,756*
Equity Contracts	Variation margin receivable	2,655,120

Total		$39,653,222		$7,393

*	Amounts relate to purchased options.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the period ended March 31, 2015.

26 | MARCH 31, 2015

The effect of Derivative Instruments on the Statement of Operations for the period ended March 31, 2015

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
	Investments and foreign
Derivatives not accounted for as hedging instruments	currency transactions	Futures contracts	Total

Janus Contrarian Fund
Currency Contracts	$766,839	$–	$766,839
Equity Contracts	106,864,332*	(7,223,667)	99,640,665

Total	$107,631,171	$(7,223,667)	$100,407,504

Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income
	Investments, foreign
	currency translations and
	non-interested Trustees’
Derivatives not accounted for as hedging instruments	deferred compensation		Futures contracts	Total

Janus Contrarian Fund
Currency Contracts	$11,763		$–	$11,763
Equity Contracts	(59,327,142	)*	(6,951,810)	(66,278,952)

Total	$(59,315,379)		$(6,951,810)	$(66,267,189)

*	Amounts relate to purchased options.

Please see the Fund’s Statement of Operations for the Fund’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

3.	Other Investments and Strategies

Additional Investment Risk
The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. As a result, financial markets in the EU have been subject to increased volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly

Janus Investment Fund | 27

Notes to Financial Statements (unaudited) (continued)

significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties
Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the “Offsetting Assets and Liabilities” section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities
The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Fund does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following tables present gross amounts of recognized assets and liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see either the “Fair Value of Derivative Instruments as of March 31, 2015” table located in Note 2 of these Notes to Financial Statements and/or the Fund’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
Counterparty	of Recognized Assets	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount

Credit Suisse International	$13,454,685	$–	$(13,454,685)	$–
Deutsche Bank AG	$390,658,325	–	$(390,658,325)	–
Goldman Sachs & Co.	20,564,820	–	(20,564,820)	–
UBS AG	2,978,597	–	(2,519,792)	458,805

Total	$427,656,427	$–	$(427,197,622)	$458,805

28 | MARCH 31, 2015

Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts
Counterparty	of Recognized Liabilities	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount

HSBC Securities (USA), Inc.	$6,652	$–	$–	$6,652
JPMorgan Chase & Co.	741	–	–	741

Total	$7,393	$–	$–	$7,393

(a)	Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.
(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Upon receipt of cash collateral, Janus Capital intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The Fund does not exchange collateral on its forward currency contracts with its counterparties; however, the Fund will segregate cash or high-grade securities in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. Such segregated assets, if with the Fund’s custodian, are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their market value equals or exceeds the current market value of the Fund’s corresponding forward currency contracts.

The Fund may require the counterparty to pledge securities as collateral daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized gain on OTC derivative contracts with a particular counterparty. The Fund may deposit cash as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. The collateral amounts are subject to minimum exposure requirements and initial margin requirements. Collateral amounts are monitored and subsequently adjusted up or down as valuations fluctuate by at least the minimum exposure requirement. Collateral may reduce the risk of loss.

Real Estate Investing
The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions
Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending
Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering

Janus Investment Fund | 29

Notes to Financial Statements (unaudited) (continued)

a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments. Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s “base” fee rate prior to any performance adjustment (expressed as an annual rate).

Fund	Base Fee Rate (%)

Janus Contrarian Fund	0.64

The investment advisory fee rate is determined by calculating a base fee (shown in the table above) and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate. The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to its benchmark index, as shown below:

Fund	Benchmark Index

Janus Contrarian Fund	S&P 500® Index

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets during the applicable performance measurement period.

The Fund’s prospectuses and statement of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment, if applicable. The performance adjusted investment advisory

30 | MARCH 31, 2015

fee rate before any waivers and/or reimbursements of expenses for the period ended March 31, 2015 is below:

Performance Adjusted
Investment Advisory
Fund	Fee Rate (%)

Janus Contrarian Fund	0.75

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any performance adjustments to management fees, the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the transfer agency agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate shown below. Janus Capital has agreed to continue the waiver until at least February 1, 2016.

Fund	Expense Limit (%)

Janus Contrarian Fund	0.77

If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the transfer agency agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares, and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares, and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares, and receives reimbursement for its out-of-pocket costs on all other share classes. Included in out-of-pocket expenses are the expenses Janus Services incurs for serving as transfer agent and providing servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at

Janus Investment Fund | 31

Notes to Financial Statements (unaudited) (continued)

an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, of up to 0.50% of the Class R Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). The Fund also pays for salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. Some expenses related to compensation payable to the Fund’s Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $307,757 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended March 31, 2015. The Fund’s portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of March 31, 2015 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended March 31, 2015 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $135,000 were paid by the Trust to a Trustee under the Deferred Plan during the period ended March 31, 2015.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Fund’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2015 can be found in a table

32 | MARCH 31, 2015

located in the Notes to Schedule of Investments and Other Information.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the period ended March 31, 2015, Janus Distributors retained the following upfront sales charges:

Upfront
Fund (Class A Shares)	Sales Charge

Janus Contrarian Fund	$90,806

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the period ended March 31, 2015.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended March 31, 2015, redeeming shareholders of Class C Shares paid the following CDSCs:

Fund (Class C Shares)	CDSC

Janus Contrarian Fund	$5,810

5.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2015 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

				Net Tax
	Federal Tax	Unrealized	Unrealized	Appreciation/
Fund	Cost	Appreciation	(Depreciation)	(Depreciation)

Janus Contrarian Fund	$4,265,237,770	$1,080,397,849	$(343,148,101)	$737,249,748

Accumulated capital losses noted below represent net capital loss carryovers, as of September 30, 2014, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Losses incurred during those years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may more likely expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The following table shows these capital loss carryovers.

Capital Loss Carryover Expiration Schedule
For the year ended September 30, 2014

							Accumulated
	September 30,	September 30,	September 30,	September 30,	No Expiration		Capital
Fund	2016	2017	2018	2019	Short-Term	Long-Term	Losses

Janus Contrarian Fund(1)	$(14,397,922)	$(8,936,372)	$(2,708,558)	$(922,145)	$–	$–	$(26,964,997)

(1)	Capital loss carryovers subject to annual limitations, $(7,198,961) should be available in the next fiscal year.

Janus Investment Fund | 33

Notes to Financial Statements (unaudited) (continued)

6.	Capital Share Transactions

For the period ended March 31 (unaudited)	Janus Contrarian Fund
and the year ended September 30	2015	2014

Transactions in Fund Shares – Class A Shares:
Shares sold	2,881,099	2,566,477
Reinvested dividends and distributions	454,763	238
Shares repurchased	(552,049)	(667,313)
Net Increase/(Decrease) in Fund Shares	2,783,813	1,899,402
Shares Outstanding, Beginning of Period	3,273,424	1,374,022
Shares Outstanding, End of Period	6,057,237	3,273,424
Transactions in Fund Shares – Class C Shares:
Shares sold	2,373,142	1,549,523
Reinvested dividends and distributions	255,222	–
Shares repurchased	(382,350)	(214,002)
Net Increase/(Decrease) in Fund Shares	2,246,014	1,335,521
Shares Outstanding, Beginning of Period	2,510,616	1,175,095
Shares Outstanding, End of Period	4,756,630	2,510,616
Transactions in Fund Shares – Class D Shares:
Shares sold	3,261,475	5,363,281
Reinvested dividends and distributions	11,167,167	198,431
Shares repurchased	(5,463,942)	(9,466,560)
Net Increase/(Decrease) in Fund Shares	8,964,700	(3,904,848)
Shares Outstanding, Beginning of Period	102,800,363	106,705,211
Shares Outstanding, End of Period	111,765,063	102,800,363
Transactions in Fund Shares – Class I Shares:
Shares sold	8,663,994	11,926,608
Reinvested dividends and distributions	1,232,358	14,442
Shares repurchased	(3,905,099)	(2,328,628)
Net Increase/(Decrease) in Fund Shares	5,991,253	9,612,422
Shares Outstanding, Beginning of Period	14,193,582	4,581,160
Shares Outstanding, End of Period	20,184,835	14,193,582
Transactions in Fund Shares – Class R Shares:
Shares sold	23,205	44,408
Reinvested dividends and distributions	9,096	–
Shares repurchased	(24,489)	(46,243)
Net Increase/(Decrease) in Fund Shares	7,812	(1,835)
Shares Outstanding, Beginning of Period	87,406	89,241
Shares Outstanding, End of Period	95,218	87,406
Transactions in Fund Shares – Class S Shares:
Shares sold	75,046	206,407
Reinvested dividends and distributions	36,195	–
Shares repurchased	(72,606)	(40,944)
Net Increase/(Decrease) in Fund Shares	38,635	165,463
Shares Outstanding, Beginning of Period	274,867	109,404
Shares Outstanding, End of Period	313,502	274,867
Transactions in Fund Shares – Class T Shares:
Shares sold	9,688,210	18,599,427
Reinvested dividends and distributions	6,219,280	73,809
Shares repurchased	(10,730,081)	(15,413,393)
Net Increase/(Decrease) in Fund Shares	5,177,409	3,259,843
Shares Outstanding, Beginning of Period	56,513,295	53,253,452
Shares Outstanding, End of Period	61,690,704	56,513,295

34 | MARCH 31, 2015

7.	Purchases and Sales of Investment Securities

For the period ended March 31, 2015, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

Janus Contrarian Fund	$1,523,197,598	$1,305,239,674	$–	$–

8.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to March 31, 2015 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund | 35

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 10, 2014, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2015 through January 1 or February 1, 2016, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services
The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service

36 | MARCH 31, 2015

providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed institutional competitive advantages that should be able to provide superior investment management returns over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds
The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has improved: for the 36 months ended September 30, 2014, approximately 64% of the Funds were in the top two Lipper quartiles of performance, and for the 12 months ended September 30, 2014, approximately 57% of the Funds were in the top two Lipper quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the

Janus Investment Fund | 37

Additional Information (unaudited) (continued)

second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

Value Funds

•	For Perkins International Value Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014.

•	For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

Mathematical Funds

•	For INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH International Managed Volatility Fund (formerly named INTECH International Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund), the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for

38 | MARCH 31, 2015

the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of under-performance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and in the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and that the performance trend was improving.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the first Lipper

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Additional Information (unaudited) (continued)

quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s

40 | MARCH 31, 2015

underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and its limited performance history.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory agreement(s).

Costs of Services Provided
The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the mean management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

In this regard, the independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 19% below the mean total expenses of their respective Lipper Expense Group peers and 29% below the mean total expenses for their Lipper Expense Universes; (3) management fees for the Funds, on average, were 15% below the mean management fees for their Expense Groups and 20% below the mean for their Expense Universes; and (4) Janus fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered how the total expenses for each share class of each Fund compared to the mean total expenses for its Lipper Expense Group peers and to mean total expenses for its Lipper Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus

Janus Investment Fund | 41

Additional Information (unaudited) (continued)

Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) the average spread between management fees charged to the Funds and those charged to Janus Capital’s institutional accounts is reasonable relative to the average spreads seen in the industry; and (4) the retained fee margins implied by Janus Capital’s subadvised fees when compared to its mutual fund fees are reasonable relative to retained fee margins in the industry.

The Trustees considered the fees for each Fund for its fiscal year ended in 2013, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Bond Fund, the Trustees noted that although the Fund’s total expenses were equal to or below the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

•	For Perkins International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also

42 | MARCH 31, 2015

noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Mathematical Funds

•	For INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH International Managed Volatility Fund (formerly named INTECH International Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that

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Additional Information (unaudited) (continued)

Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that, although the Fund’s total expenses were above the peer group mean for its sole share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable limit.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

44 | MARCH 31, 2015

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

In this regard, the independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale
The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that their independent fee consultant had provided analysis of economies of scale during prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, the base contractual management fee rate paid by most of the Funds, before any adjustment for performance, if applicable, was below the mean contractual management fee rate of the Fund’s peer group identified by an independent data provider. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

In this regard, the independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, it could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief

Janus Investment Fund | 45

Additional Information (unaudited) (continued)

that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital
The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

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Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was March 31, 2015. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices.

When comparing the performance of the Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Fund invested in the index.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will

Janus Investment Fund | 47

Useful Information About Your Fund Report (unaudited) (continued)

notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or

48 | MARCH 31, 2015

investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund | 49

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC.

Funds distributed by Janus Distributors LLC

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-0515-87364	125-24-93038 05-15

semiannual report
March 31, 2015

Janus Overseas Fund

Janus Investment Fund

highlights

•	Portfolio management perspective
•	Investment strategy behind your fund
•	Fund performance, characteristics and holdings

            Janus Overseas Fund

Janus Overseas Fund (unaudited)

FUND SNAPSHOT I invest opportunistically. I believe our fundamental research uncovers stocks in which the market price does not reflect a company’s long-term fundamentals.	Brent Lynn portfolio manager

PERFORMANCE OVERVIEW

Janus Overseas Fund’s Class T Shares returned -10.96% over the six-month period ended March 31, 2015. The Fund’s primary benchmark, the MSCI All Country World ex-U.S. Index, returned -0.51%, and its secondary benchmark, the MSCI EAFE Index, returned 1.13% during the period.

MARKET ENVIRONMENT

Global stock market volatility during the period was especially felt outside the United States. Emerging markets struggled as a result of reduced growth expectations. The fall in crude punished energy exporters such as Russia and Middle Eastern countries, but low prices benefited import-intensive countries such as India, China and Japan. Disappointing growth data from China stoked fears of a slowdown, but they were partially allayed by monetary easing measures by the country’s government. Actions by central banks in Europe and Japan gave credence to the viewpoint that authorities were still taking aggressive steps to support growth. Meanwhile, the Federal Reserve remained on track to raise rates in 2015. This expectation boosted the U.S. dollar at the expense of emerging market currencies.

Equities continued to be momentum driven during the period, with investors preferring visible short-term earnings and visible growth in light of global macro uncertainty. Japan and much of Europe performed well as investors welcomed further increases in quantitative easing (QE) by the Bank of Japan (BOJ) and the initiation of QE by the European Central Bank (ECB). A number of emerging markets performed poorly, hurt in part by the knee-jerk investor reaction that a strong dollar must be negative for these regions. Despite the difficulty of a valuation-sensitive and contrarian-oriented investing style in a momentum market, the Fund remains underweight the most in-favor sectors and regions, preferring to adhere to the philosophy of identifying strong companies with durable long-term growth prospects that we believe have been extremely mispriced by the market.

PERFORMANCE DISCUSSION

Detracting most from quarterly performance relative to the benchmark were our energy and consumer discretionary holdings. Despite having reported solid operating results, exploration and production company Pacific Rubiales led detractors. Investors have been concerned by low oil prices, the company’s debt levels, and the loss of its leading oilfield in 2016. I believe the stock price incorporates excessive pessimism and gives no credit to the company’s proven capabilities in heavy oil production as well as to exciting long-term growth prospects from the liberalization of the Mexican energy sector.

Petroleo Brasileiro (Petrobras) was negatively impacted by a corruption scandal and balance sheet concerns at the same time the company is in the midst of a large capital expenditure program. Due to the investigations, there was a long delay in releasing audited numbers. While we see significant value in the company, we trimmed our position during the period to better manage overall portfolio risk.

Oil prices also were a headwind for another detractor, Africa Oil. Further putting pressure on the stock were disappointing exploration results and an equity issuance to reinforce the company’s balance sheet.

Contributing to quarterly performance was our selection of industrial and financial stocks.

Industrial holding United Continental Holdings was the period’s largest individual contributor. The U.S. airliner was a key beneficiary of rapidly falling crude prices, continued capacity discipline by the industry, and a general strengthening of the U.S. economy.

Within financials, Chinese real estate conglomerate Evergrande Group benefited from core real estate sales and solid pricing. Sentiment toward the company was also aided by expectations that the central government would take additional steps to spur residential development in order to support broader economic growth.

Adani Enterprises of India rose as a result of strong growth in the company’s key ports business, government

Janus Investment Fund | 1

Janus Overseas Fund (unaudited)

moves to unravel problems in the country’s power and coal sectors, and company plan to separate its business lines.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for derivatives used by the Fund.

OUTLOOK

I am disappointed with the period’s performance, and more importantly, the longer-term underperformance of the Fund. However, I continue to be quite optimistic about future prospects. The Fund remains aggressively positioned in out-of-favor areas such as energy and emerging markets. I cannot predict the timing of a sentiment change toward our stocks, but I believe that the Fund is filled with strong companies trading at extremely attractive valuations. The potential scope for the rerating of many of our holdings is significant. I take the responsibility of managing your money very seriously, and I thank you for your continued investment in the Janus Overseas Fund.

2 | MARCH 31, 2015

(unaudited)

Janus Overseas Fund At A Glance

5 Top Performers – Holdings

Contribution

United Continental Holdings, Inc.	2.39%
Evergrande Real Estate Group, Ltd.	0.97%
Adani Enterprises, Ltd.	0.84%
Axis Bank, Ltd.	0.47%
Nexon Co., Ltd.	0.46%

5 Bottom Performers – Holdings

Contribution

Pacific Rubiales Energy Corp.	–2.96%
Petroleo Brasileiro SA (ADR)	–2.11%
Africa Oil Corp.	–1.83%
Athabasca Oil Corp.	–1.29%
Reliance Industries, Ltd.	–1.05%

5 Top Performers – Sectors*

		Fund Weighting	MSCI All Country World ex-U.S.
	Fund Contribution	(Average % of Equity)	IndexSM Weighting

Industrials	2.48%	14.11%	10.95%
Financials	0.83%	17.83%	27.29%
Materials	0.62%	3.48%	7.78%
Utilities	0.30%	0.47%	3.54%
Other**	0.09%	0.16%	0.00%

5 Bottom Performers – Sectors*

		Fund Weighting	MSCI All Country World ex-U.S.
	Fund Contribution	(Average % of Equity)	IndexSM Weighting

Energy	–11.01%	24.32%	7.69%
Consumer Discretionary	–3.35%	18.89%	11.20%
Consumer Staples	–0.97%	2.94%	9.99%
Information Technology	–0.44%	12.72%	7.40%
Telecommunication Services	–0.01%	0.00%	5.38%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

Janus Investment Fund | 3

Janus Overseas Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of March 31, 2015

Reliance Industries, Ltd. Oil, Gas & Consumable Fuels	7.4%
ARM Holdings PLC Semiconductor & Semiconductor Equipment	4.6%
United Continental Holdings, Inc. Airlines	4.2%
Evergrande Real Estate Group, Ltd. Real Estate Management & Development	4.0%
Li & Fung, Ltd. Textiles, Apparel & Luxury Goods	3.6%

23.8%

Asset Allocation – (% of Net Assets)
As of March 31, 2015

*Includes Other of (8.9)%.

Emerging markets comprised 41.0% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of March 31, 2015

As of September 30, 2014

4 | MARCH 31, 2015

(unaudited)

Performance

						Expense Ratios –
Average Annual Total Return – for the periods ended March 31, 2015						per the January 28, 2015 prospectuses
	Fiscal	One	Five	Ten	Since	Total Annual Fund
	Year-to-Date	Year	Year	Year	Inception*	Operating Expenses

Janus Overseas Fund – Class A Shares
NAV	–11.04%	–14.12%	–4.72%	5.87%	8.48%	0.87%
MOP	–16.16%	–19.06%	–5.84%	5.24%	8.18%

Janus Overseas Fund – Class C Shares
NAV	–11.38%	–14.77%	–5.45%	5.11%	7.75%	1.65%
CDSC	–12.27%	–15.62%	–5.45%	5.11%	7.75%

Janus Overseas Fund – Class D Shares(1)	–10.94%	–13.90%	–4.47%	6.07%	8.63%	0.58%

Janus Overseas Fund – Class I Shares	–10.89%	–13.82%	–4.41%	6.02%	8.60%	0.54%

Janus Overseas Fund – Class N Shares	–10.84%	–13.75%	–4.55%	6.02%	8.60%	0.43%

Janus Overseas Fund – Class R Shares	–11.20%	–14.41%	–5.03%	5.49%	8.09%	1.18%

Janus Overseas Fund – Class S Shares	–11.06%	–14.17%	–4.79%	5.74%	8.34%	0.93%

Janus Overseas Fund – Class T Shares	–10.96%	–13.97%	–4.55%	6.02%	8.60%	0.68%

MSCI All Country World ex-U.S. IndexSM	–0.51%	–1.01%	4.82%	5.46%	N/A**

MSCI EAFE® Index	1.13%	–0.92%	6.16%	4.95%	5.03%

Morningstar Quartile – Class T Shares	–	4th	4th	1st	1st

Morningstar Ranking – based on total return for Foreign Large Blend Funds	–	758/764	644/652	113/467	15/147

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

See important disclosures on the next page.

Janus Investment Fund | 5

Janus Overseas Fund (unaudited)

This Fund has a performance-based management fee that may adjust up or down based on the Fund’s performance.

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Foreign securities are subject to additional risks including currency fluctuations, political and economic uncertainty, increased volatility and differing financial and information reporting standards, all of which are magnified in emerging markets.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares commenced operations on May 31, 2012. Performance shown for periods prior to May 31, 2012, reflects the performance of the Fund’s Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2015 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*	The Fund’s inception date – May 2, 1994
**	Since inception index return is not available for indices created subsequent to fund inception.
(1)	Closed to new investors.

6 | MARCH 31, 2015

(unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(10/1/14)	(3/31/15)	(10/1/14 - 3/31/15)†	(10/1/14)	(3/31/15)	(10/1/14 - 3/31/15)†	(10/1/14 - 3/31/15)

Class A Shares	$1,000.00	$889.60	$3.91	$1,000.00	$1,020.79	$4.18	0.83%

Class C Shares	$1,000.00	$886.20	$7.34	$1,000.00	$1,017.15	$7.85	1.56%

Class D Shares	$1,000.00	$890.60	$2.78	$1,000.00	$1,021.99	$2.97	0.59%

Class I Shares	$1,000.00	$891.10	$2.50	$1,000.00	$1,022.29	$2.67	0.53%

Class N Shares	$1,000.00	$891.60	$1.93	$1,000.00	$1,022.89	$2.07	0.41%

Class R Shares	$1,000.00	$888.00	$5.51	$1,000.00	$1,019.10	$5.89	1.17%

Class S Shares	$1,000.00	$889.40	$4.33	$1,000.00	$1,020.34	$4.63	0.92%

Class T Shares	$1,000.00	$890.40	$3.16	$1,000.00	$1,021.59	$3.38	0.67%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund | 7

Janus Overseas Fund

Schedule of Investments (unaudited)

As of March 31, 2015

Shares		Value
Common Stocks – 99.2%
Air Freight & Logistics – 2.6%
487,540	Panalpina Welttransport Holding AG	$71,144,229
Airlines – 4.2%
1,734,857	United Continental Holdings, Inc.*,†	116,669,133
Automobiles – 0.7%
4,498,500	SAIC Motor Corp., Ltd. – Class Aß	18,114,226
Beverages – 1.1%
396,055	Remy Cointreau SA#	29,164,522
Capital Markets – 4.4%
5,128,584	Atlas Mara, Ltd.*,£	35,900,088
2,451,102	Deutsche Bank AG	85,266,549

		121,166,637
Commercial Banks – 3.1%
3,226,900	Axis Bank, Ltd.	28,852,460
7,173,864	State Bank of India	30,596,002
2,930,834	TCS Group Holding PLC (GDR)	7,039,383
4,016,133	Turkiye Halk Bankasi A/S	19,805,743

		86,293,588
Construction & Engineering – 1.5%
76,724,800	Louis XIII Holdings, Ltd.*,£	28,707,990
2,988,439	Voltas, Ltd.	13,351,726

		42,059,716
Food & Staples Retailing – 1.1%
1,888,345	X5 Retail Group NV (GDR)*	28,970,443
Food Products – 0.4%
184,405,502	Chaoda Modern Agriculture Holdings, Ltd.*,#,£	10,466,233
Hotels, Restaurants & Leisure – 6.6%
46,570,735	Bwin.Party Digital Entertainment PLC£	55,359,589
5,443,726	Cox & Kings, Ltd.	28,168,599
13,681,535	Melco International Development, Ltd.#	23,094,506
1,199,257	Orascom Development Holding AG*	20,233,758
39,669,165	Shangri-La Asia, Ltd.	54,434,328

		181,290,780
Household Durables – 1.7%
17,393,600	MRV Engenharia e Participacoes SA	43,774,284
20,696,760	PDG Realty SA Empreendimentos e Participacoes*	3,243,295

		47,017,579
Independent Power and Renewable Electricity Producers – 0.5%
18,336,327	Adani Power, Ltd.*	13,854,230
Industrial Conglomerates – 1.3%
76,423,998	Shun Tak Holdings, Ltd.	36,880,699
Information Technology Services – 1.3%
1,505,017	QIWI PLC (ADR)#	36,150,508
Internet & Catalog Retail – 3.3%
1,128,645	Ctrip.com International, Ltd. (ADR)*	66,161,170
1,138,745	MakeMyTrip, Ltd.*	25,006,840

		91,168,010
Internet Software & Services – 3.0%
666,242	Rocket Internet SE*,#	33,007,098
3,894,931	Youku Tudou, Inc. (ADR)*,#	48,686,637

		81,693,735
Machinery – 0.2%
1,440,211	Iochpe-Maxion SA	4,536,347
Metals & Mining – 4.4%
8,907,410	Hindustan Zinc, Ltd.	23,080,995
7,720,538	Outokumpu Oyj*,#	61,375,017
11,556,083	Turquoise Hill Resources, Ltd.*,#	36,044,321

		120,500,333
Oil, Gas & Consumable Fuels – 24.5%
1,550,652	Africa Oil Corp.*,¤,£	2,263,388
21,341,915	Africa Oil Corp.*,¤,#,£	31,008,468
2,921,946	Africa Oil Corp. (PP)*,§,£	4,264,978
16,190,132	Athabasca Oil Corp.*,#	26,847,187
11,319,962	Cairn Energy PLC*	26,216,379
9,009,657	Cobalt International Energy, Inc.*,†	84,780,872
993,929	Euronav NV*,¤	11,986,784
2,189,682	Euronav NV*,¤	25,889,798
4,798,758	Gran Tierra Energy, Inc.*,#	13,110,947
12,363,554	Karoon Gas Australia, Ltd.*,#,£	20,313,377
1,693,334	Kosmos Energy, Ltd.*	13,394,272
21,877,765	Ophir Energy PLC*	43,609,110
16,907,140	Pacific Rubiales Energy Corp.#,£	40,318,669
2,960,967	Parex Resources, Inc.*	18,868,449
7,352,531	Petroleo Brasileiro SA (ADR)†,#	44,188,711
15,481,444	Reliance Industries, Ltd.	204,206,939
2,381,185	Trilogy Energy Corp.#	13,970,471
4,504,939	Tullow Oil PLC	18,808,693
908,288	Whiting Petroleum Corp.*	28,066,099

		672,113,591
Pharmaceuticals – 4.1%
363,904	Endo International PLC*	32,642,189
4,600,331	Indivior PLC*	12,941,905
391,788	Jazz Pharmaceuticals PLC*,†	67,697,048

		113,281,142
Real Estate Investment Trusts (REITs) – 2.2%
16,103,000	Concentradora Fibra Hotelera Mexicana SA de CV	21,613,277
24,444,964	Emlak Konut Gayrimenkul Yatirim Ortakligi A/S	27,692,699
6,090,100	Prologis Property Mexico SA de CV*	10,901,419

		60,207,395
Real Estate Management & Development – 10.2%
2,501,265	Countrywide PLC	19,034,343
3,647,013	Dalian Wanda Commercial Properties Co., Ltd. – Class H*	22,571,181
33,235,054	DLF, Ltd.	84,005,756
215,909,268	Evergrande Real Estate Group, Ltd.#	108,974,717
8,531,847	Housing Development & Infrastructure, Ltd.*	13,866,888
335,671	IRSA Inversiones y Representaciones SA (ADR)	6,616,075
1,445,980	Kennedy Wilson Europe Real Estate PLC	23,561,707

		278,630,667
Road & Rail – 1.2%
7,113,146	ALL – America Latina Logistica SA	8,850,469
5,194,029	Globaltrans Investment PLC (GDR)	23,511,217

		32,361,686
Semiconductor & Semiconductor Equipment – 4.6%
7,690,976	ARM Holdings PLC†	125,903,692

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8 | MARCH 31, 2015

Schedule of Investments (unaudited)

As of March 31, 2015

Shares		Value
Software – 1.9%
4,945,400	Nexon Co., Ltd.	$52,732,493
Textiles, Apparel & Luxury Goods – 5.5%
265,374,180	Global Brands Group Holding, Ltd.*	51,873,761
102,190,429	Li & Fung, Ltd.	99,686,186

		151,559,947
Thrifts & Mortgage Finance – 0.6%
1,746,897	Indiabulls Housing Finance, Ltd.	15,557,587
Trading Companies & Distributors – 3.0%
8,255,942	Adani Enterprises, Ltd.	81,103,906

Total Common Stocks (cost $3,433,087,123)		2,720,593,054
Investment Companies – 9.7%
Investments Purchased with Cash Collateral from Securities Lending – 9.6%
262,402,818	Janus Cash Collateral Fund LLC, 0.1041%°°,£	262,402,818
Money Markets – 0.1%
3,382,000	Janus Cash Liquidity Fund LLC, 0.1097%°°,£	3,382,000

Total Investment Companies (cost $265,784,818)		265,784,818
Total Investments (total cost $3,698,871,941) – 108.9%		2,986,377,872

Liabilities, net of Cash, Receivables and Other Assets – (8.9)%		(244,492,020)

Net Assets – 100%		$2,741,885,852

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

United States	$622,145,378	20.8%
India	561,651,928	18.8
United Kingdom	361,335,506	12.1
Hong Kong	294,677,470	9.9
China	274,974,164	9.2
Canada	173,585,931	5.8
Germany	118,273,647	4.0
Brazil	104,593,106	3.5
Russia	95,671,551	3.2
Switzerland	91,377,987	3.0
Finland	61,375,017	2.0
Japan	52,732,493	1.8
Turkey	47,498,442	1.6
Belgium	37,876,582	1.3
Mexico	32,514,696	1.1
France	29,164,522	1.0
Australia	20,313,377	0.7
Argentina	6,616,075	0.2

Total	$2,986,377,872	100.0%

Schedule of Forward Currency Contracts, Open

			Unrealized
	Currency	Currency	Appreciation/
Counterparty/Currency and Settlement Date	Units Sold	Value	(Depreciation)

Bank of America: Japanese Yen 4/16/15	1,340,000,000	$11,176,838	$(106,385)

Credit Suisse International: Japanese Yen 4/9/15	592,800,000	4,943,898	12,630

HSBC Securities (USA), Inc.: Japanese Yen 4/9/15	1,628,000,000	13,577,371	(44,036)

JPMorgan Chase & Co.: Japanese Yen 4/16/15	380,000,000	3,169,551	20,057

RBC Capital Markets Corp.: Japanese Yen 4/16/15	1,720,000,000	14,346,389	(125,637)

Total		$47,214,047	$(243,371)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund | 9

Notes to Schedule of Investments and Other Information (unaudited)

MSCI All Country World ex-U.S. IndexSM	An unmanaged, free float-adjusted market capitalization weighted index composed of stocks of companies located in countries throughout the world, excluding the United States. It is designed to measure equity market performance in global developed and emerging markets outside the United States. The index includes reinvestment of dividends, net of foreign withholding taxes.

MSCI EAFE® Index	A free float-adjusted market capitalization weighted index designed to measure developed market equity performance. The MSCI EAFE® Index is composed of companies representative of the market structure of developed market countries. The index includes reinvestment of dividends, net of foreign withholding taxes.

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

LLC	Limited Liability Company

PLC	Public Limited Company

PP	Private Placement

*	Non-income producing security.

†	A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of March 31, 2015, is noted below.

Fund	Aggregate Value

Janus Overseas Fund	$307,119,993

ß	Security is illiquid.

¤	Issued by the same entity and traded on separate exchanges.

°°	Rate shown is the 7-day yield as of March 31, 2015.

#	Loaned security; a portion of the security is on loan at March 31, 2015.

§	Schedule of Restricted and Illiquid Securities (as of March 31, 2015)

	Acquisition	Acquisition		Value as a
	Date	Cost	Value	% of Net Assets

Janus Overseas Fund
Africa Oil Corp.	10/17/13	$23,586,134	$4,264,978	0.2%

The Fund has registration rights for certain restricted securities held as of March 31, 2015. The issuer incurs all registration costs.

10 | MARCH 31, 2015

£	The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Fund’s relative ownership, the following securities were considered affiliated companies for all or some portion of the period ended March 31, 2015. Unless otherwise indicated, all information in the table is for the period ended March 31, 2015.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 9/30/14	Purchases	Sales	at 3/31/15	Gain/(Loss)	Income	at 3/31/15

Janus Overseas Fund
Africa Oil Corp.	–	1,578,494	(27,842)	1,550,652	$(5,520)	$–	$2,263,388
Africa Oil Corp.	14,362,584	7,759,121	(779,790)	21,341,915	(4,082,121)	–	31,008,468
Africa Oil Corp.	2,921,946	–	–	2,921,946	–	–	4,264,978
Atlas Mara, Ltd.(1)	2,857,769	2,320,571	(49,756)	5,128,584	(122,037)	–	35,900,088
Bwin.Party Digital Entertainment PLC	46,209,074	361,661	–	46,570,735	–	–	55,359,589
Chaoda Modern Agriculture Holdings, Ltd.	184,405,502	–	–	184,405,502	–	–	10,466,233
Janus Cash Collateral Fund LLC	306,383,352	547,437,441	(591,417,975)	262,402,818	–	3,323,511(2)	262,402,818
Janus Cash Liquidity Fund LLC	67,472,000	362,458,609	(426,548,609)	3,382,000	–	6,866	3,382,000
Karoon Gas Australia, Ltd.	9,237,023	3,670,749	(544,218)	12,363,554	(851,798)	–	20,313,377
Louis XIII Holdings, Ltd.	34,453,800	42,271,000	–	76,724,800	–	–	28,707,990
Pacific Rubiales Energy Corp.	6,395,288	10,865,836	(353,984)	16,907,140	(2,529,348)	960,375	40,318,669

Total					$(7,590,824)	$4,290,752	$494,387,598

(1)	Formerly named Atlas Mara Co-Nvest, Ltd.
(2)	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

Janus Investment Fund | 11

Notes to Schedule of Investments and Other Information (unaudited) (continued)

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2015. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of March 31, 2015)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Janus Overseas Fund
Assets
Investments in Securities:
Common Stocks
Air Freight & Logistics	$ –	$ 71,144,229	$–
Automobiles	–	18,114,226	–
Beverages	–	29,164,522	–
Capital Markets	35,900,088	85,266,549	–
Commercial Banks	–	86,293,588	–
Construction & Engineering	–	42,059,716	–
Food & Staples Retailing	–	28,970,443	–
Hotels, Restaurants & Leisure	–	181,290,780	–
Independent Power and Renewable Electricity Producers	–	13,854,230	–
Industrial Conglomerates	–	36,880,699	–
Internet Software & Services	48,686,637	33,007,098	–
Metals & Mining	36,044,321	84,456,012	–
Oil, Gas & Consumable Fuels	326,540,929	345,572,662	–
Pharmaceuticals	100,339,237	12,941,905	–
Real Estate Investment Trusts (REITs)	32,514,696	27,692,699	–
Real Estate Management & Development	6,616,075	272,014,592	–
Road & Rail	8,850,469	23,511,217	–
Semiconductor & Semiconductor Equipment	–	125,903,692	–
Software	–	52,732,493	–
Textiles, Apparel & Luxury Goods	–	151,559,947	–
Thrifts & Mortgage Finance	–	15,557,587	–
Trading Companies & Distributors	–	81,103,906	–
All Other	306,007,810	–	–

Investment Companies	–	265,784,818	–

Total Investments in Securities	$901,500,262	$2,084,877,610	$–

Other Financial Instruments(a):
Forward Currency Contracts	$ –	$ 32,687	$–

Total Assets	$901,500,262	$2,084,910,297	$–

Liabilities
Other Financial Instruments(a):
Forward Currency Contracts	$ –	$ 276,058	$–

(a)	Other financial instruments include forward currency, futures, written options, and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options and swap contracts are reported at their market value at measurement date.

12 | MARCH 31, 2015

Statement of Assets and Liabilities

As of March 31, 2015 (unaudited)	Janus Overseas Fund

Assets:
Investments, at cost	$3,698,871,941
Unaffiliated investments, at value(1)	$2,491,990,274
Affiliated investments, at value(2)	494,387,598
Cash	1,247,260
Restricted cash (Note 1)	810,967
Forward currency contracts	32,687
Closed foreign currency contracts	8,983
Non-interested Trustees’ deferred compensation	53,943
Receivables:
Investments sold	29,317,965
Fund shares sold	751,485
Dividends	544,000
Dividends from affiliates	772
Foreign dividend tax reclaim	962,717
Other assets	36,229
Total Assets	3,020,144,880
Liabilities:
Collateral for securities loaned (Note 3)	262,402,818
Forward currency contracts	276,058
Closed foreign currency contracts	164,779
Payables:
Investments purchased	7,638,327
Fund shares repurchased	4,869,085
Advisory fees	855,132
Fund administration fees	23,675
Transfer agent fees and expenses	671,061
12b-1 Distribution and shareholder servicing fees	154,707
Non-interested Trustees’ fees and expenses	20,860
Non-interested Trustees’ deferred compensation fees	53,943
Foreign tax liability	223,975
Accrued expenses and other payables	904,608
Total Liabilities	278,259,028
Net Assets	$2,741,885,852

See footnotes at the end of the Statement.
See Notes to Financial Statements.

Janus Investment Fund | 13

Statement of Assets and Liabilities  (continued)

As of March 31, 2015 (unaudited)	Janus Overseas Fund

Net Assets Consist of:
Capital (par value and paid-in surplus)	$4,530,701,471
Undistributed net investment income/(loss)	(4,670,744)
Undistributed net realized gain/(loss) from investments and foreign currency transactions	(1,070,647,020)
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation(3)	(713,497,855)
Total Net Assets	$2,741,885,852
Net Assets - Class A Shares	$50,202,388
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,607,124
Net Asset Value Per Share(4)	$31.24
Maximum Offering Price Per Share(5)	$33.15
Net Assets - Class C Shares	$37,599,225
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,228,973
Net Asset Value Per Share(4)	$30.59
Net Assets - Class D Shares	$913,294,244
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	29,428,860
Net Asset Value Per Share	$31.03
Net Assets - Class I Shares	$273,763,688
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	8,795,160
Net Asset Value Per Share	$31.13
Net Assets - Class N Shares	$126,907,386
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,090,118
Net Asset Value Per Share	$31.03
Net Assets - Class R Shares	$54,392,047
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,769,446
Net Asset Value Per Share	$30.74
Net Assets - Class S Shares	$285,519,559
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	9,220,156
Net Asset Value Per Share	$30.97
Net Assets - Class T Shares	$1,000,207,315
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	32,220,950
Net Asset Value Per Share	$31.04

(1)	Includes $217,236,070 of securities on loan. See Note 3 in Notes to Financial Statements.
(2)	Includes $37,418,718 of securities on loan. See Note 3 in Notes to Financial Statements.
(3)	Includes $223,975 of foreign tax on investments.
(4)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(5)	Maximum offering price is computed at 100/94.25 of net asset value.
See Notes to Financial Statements.

14 | MARCH 31, 2015

Statement of Operations

For the period ended March 31, 2015 (unaudited)	Janus Overseas Fund

Investment Income:
Affiliated securities lending income, net	$3,323,511
Dividends	3,868,226
Dividends from affiliates	967,241
Other income	1,979
Foreign tax withheld	(244,150)
Total Investment Income	7,916,807
Expenses:
Advisory fees	5,694,368
12b-1 Distribution and shareholder servicing fees:
Class A Shares	79,396
Class C Shares	219,118
Class R Shares	147,333
Class S Shares	419,515
Transfer agent administrative fees and expenses:
Class D Shares	604,809
Class R Shares	73,667
Class S Shares	419,515
Class T Shares	1,441,340
Transfer agent networking and omnibus fees:
Class A Shares	48,424
Class C Shares	28,288
Class I Shares	177,112
Other transfer agent fees and expenses:
Class A Shares	4,503
Class C Shares	3,784
Class D Shares	139,035
Class I Shares	7,386
Class N Shares	439
Class R Shares	561
Class S Shares	2,417
Class T Shares	11,748
Shareholder reports expense	167,043
Registration fees	108,492
Custodian fees	272,928
Professional fees	64,928
Non-interested Trustees’ fees and expenses	31,168
Fund administration fees	126,414
Other expenses	103,948
Total Expenses	10,397,679
Less: Excess Expense Reimbursement	(1,021)
Net Expenses	10,396,658
Net Investment Income/(Loss)	(2,479,851)
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	105,100,558
Investments in affiliates	(7,590,824)
Swap contracts	(5,169,623)
Total Net Realized Gain/(Loss) on Investments	92,340,111
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation(1)	(472,303,080)
Swap contracts	2,594,844
Total Change in Unrealized Net Appreciation/Depreciation	(469,708,236)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(379,847,976)

(1)	Includes $188,128 of foreign tax on investments.
See Notes to Financial Statements.

Janus Investment Fund | 15

Statements of Changes in Net Assets

	Janus
	Overseas Fund
For the period ended March 31 (unaudited) and the year ended September 30	2015	2014

Operations:
Net investment income/(loss)	$(2,479,851)	$76,448,548
Net realized gain/(loss) on investments	92,340,111	(117,365,358)
Change in unrealized net appreciation/depreciation(1)	(469,708,236)	230,079,559
Net Increase/(Decrease) in Net Assets Resulting from Operations	(379,847,976)	189,162,749
Dividends and Distributions to Shareholders:
Net Investment Income
Class A Shares	(182,114)	(5,806,375)
Class C Shares	–	(1,820,668)
Class D Shares	(10,986,064)	(51,455,216)
Class I Shares	(3,285,643)	(19,000,102)
Class N Shares	(1,745,070)	(7,498,313)
Class R Shares	(148,032)	(2,876,430)
Class S Shares	(1,797,049)	(19,895,812)
Class T Shares	(10,733,014)	(68,409,986)
Net Decrease from Dividends and Distributions to Shareholders	(28,876,986)	(176,762,902)
Capital Share Transactions:
Shares Sold
Class A Shares	5,444,264	22,768,533
Class C Shares	1,525,219	4,371,815
Class D Shares	14,093,904	27,446,017
Class I Shares	35,502,598	169,989,614
Class N Shares	20,728,264	151,620,006
Class R Shares	6,886,364	13,842,849
Class S Shares	27,959,308	67,575,426
Class T Shares	36,573,538	105,078,690
Reinvested Dividends and Distributions
Class A Shares	139,875	4,685,234
Class C Shares	–	1,350,827
Class D Shares	10,481,741	49,706,550
Class I Shares	3,158,008	18,162,448
Class N Shares	1,745,070	7,498,313
Class R Shares	135,981	2,598,425
Class S Shares	1,773,829	19,648,948
Class T Shares	10,516,424	67,217,467
Shares Repurchased
Class A Shares	(27,581,862)	(136,346,580)
Class C Shares	(10,934,114)	(29,166,582)
Class D Shares	(122,216,460)	(209,274,485)
Class I Shares	(105,417,945)	(452,630,361)
Class N Shares	(26,198,395)	(55,048,359)
Class R Shares	(11,697,396)	(40,921,081)
Class S Shares	(98,596,602)	(315,952,531)
Class T Shares	(257,986,990)	(693,320,437)
Net Increase/(Decrease) from Capital Share Transactions	(483,965,377)	(1,199,099,254)
Net Increase/(Decrease) in Net Assets	(892,690,339)	(1,186,699,407)
Net Assets:
Beginning of period	3,634,576,191	4,821,275,598
End of period	$2,741,885,852	$3,634,576,191

Undistributed Net Investment Income/(Loss)	$(4,670,744)	$26,686,093

(1)	Includes $188,128 of foreign tax on investments.

See Notes to Financial Statements.

16 | MARCH 31, 2015

Financial Highlights

Class A Shares

For a share outstanding during the period ended
March 31, 2015 (unaudited), each year or period ended	Janus Overseas Fund
September 30 and the period ended October 31, 2009	2015	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$35.21	$35.47	$32.28	$33.87	$47.51	$38.63	$33.51
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.05)(3)	0.56(3)	1.81	1.18	0.08	(0.01)	0.22
Net gain/(loss) on investments (both realized and unrealized)	(3.83)	0.43	2.33	(0.10)	(13.67)	9.03	4.90
Total from Investment Operations	(3.88)	0.99	4.14	1.08	(13.59)	9.02	5.12
Less Distributions:
Dividends (from net investment income)	(0.09)	(1.25)	(0.95)	–	(0.05)	(0.14)	–
Distributions (from capital gains)	–	–	–	(2.67)	–	–	–
Total Distributions	(0.09)	(1.25)	(0.95)	(2.67)	(0.05)	(0.14)	–
Net Asset Value, End of Period	$31.24	$35.21	$35.47	$32.28	$33.87	$47.51	$38.63
Total Return*	(11.04)%	2.77%	12.99%	3.27%	(28.64)%	23.39%	15.28%
Net Assets, End of Period (in thousands)	$50,202	$80,632	$184,757	$337,951	$569,936	$781,965	$462,533
Average Net Assets for the Period (in thousands)	$63,691	$148,264	$257,869	$507,350	$892,190	$614,405	$452,405
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets**	0.83%	0.87%	0.94%	1.00%	1.03%	1.07%	1.00%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets**	0.83%	0.87%	0.87%	0.98%	1.03%	1.07%	1.00%
Ratio of Net Investment Income/(Loss) to Average Net Assets**	(0.32)%	1.51%	0.36%	0.62%	0.31%	0.13%	0.39%
Portfolio Turnover Rate	24%	30%	21%	26%	43%	30%	45%

Class C Shares

For a share outstanding during the period ended March 31,
2015 (unaudited), each year or period ended	Janus Overseas Fund
September 30 and the period ended October 31, 2009	2015	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$34.52	$34.73	$31.56	$33.42	$47.17	$38.52	$33.51
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.17)(3)	0.28(3)	0.34	0.41	(0.34)	(0.24)	0.10
Net gain/(loss) on investments (both realized and unrealized)	(3.76)	0.43	3.43	0.40	(13.41)	8.93	4.91
Total from Investment Operations	(3.93)	0.71	3.77	0.81	(13.75)	8.69	5.01
Less Distributions:
Dividends (from net investment income)	–	(0.92)	(0.60)	–	–	(0.04)	–
Distributions (from capital gains)	–	–	–	(2.67)	–	–	–
Total Distributions	–	(0.92)	(0.60)	(2.67)	–	(0.04)	–
Net Asset Value, End of Period	$30.59	$34.52	$34.73	$31.56	$33.42	$47.17	$38.52
Total Return*	(11.38)%	2.00%	12.04%	2.46%	(29.15)%	22.57%	14.95%
Net Assets, End of Period (in thousands)	$37,599	$52,599	$75,376	$113,481	$184,001	$281,217	$185,858
Average Net Assets for the Period (in thousands)	$43,944	$66,242	$92,575	$158,005	$303,311	$239,154	$170,640
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets**	1.56%	1.65%	1.75%	1.78%	1.77%	1.76%	2.01%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets**	1.56%	1.65%	1.71%	1.73%	1.77%	1.76%	1.92%
Ratio of Net Investment Income/(Loss) to Average Net Assets**	(1.05)%	0.77%	(0.47)%	(0.12)%	(0.44)%	(0.56)%	(0.56)%
Portfolio Turnover Rate	24%	30%	21%	26%	43%	30%	45%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund | 17

Financial Highlights  (continued)

Class D Shares

For a share outstanding during the period ended
March 31, 2015 (unaudited) and each year or	Janus Overseas Fund
period ended September 30	2015	2014	2013	2012	2011	2010(1)

Net Asset Value, Beginning of Period	$35.23	$35.61	$32.52	$33.98	$47.60	$41.51
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.01)(2)	0.69(2)	1.11	1.03	0.19	0.16
Net gain/(loss) on investments (both realized and unrealized)	(3.84)	0.40	3.15	0.18	(13.73)	5.92
Total from Investment Operations	(3.85)	1.09	4.26	1.21	(13.54)	6.08
Less Distributions:
Dividends (from net investment income)	(0.35)	(1.47)	(1.17)	–	(0.08)	–
Distributions (from capital gains)	–	–	–	(2.67)	–	–
Redemption fees	N/A	N/A	N/A	–(3)	–(3)	0.01
Total Distributions	(0.35)	(1.47)	(1.17)	(2.67)	(0.08)	0.01
Net Asset Value, End of Period	$31.03	$35.23	$35.61	$32.52	$33.98	$47.60
Total Return*	(10.94)%	3.04%	13.31%	3.67%	(28.50)%	14.67%
Net Assets, End of Period (in thousands)	$913,294	$1,143,816	$1,281,830	$1,402,452	$1,573,265	$2,440,197
Average Net Assets for the Period (in thousands)	$1,010,784	$1,271,212	$1,362,059	$1,593,240	$2,375,411	$2,308,567
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets**	0.59%	0.58%	0.60%	0.63%	0.82%	0.87%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets**	0.59%	0.58%	0.60%	0.63%	0.82%	0.87%
Ratio of Net Investment Income/(Loss) to Average Net Assets**	(0.08)%	1.86%	0.68%	1.05%	0.49%	0.66%
Portfolio Turnover Rate	24%	30%	21%	26%	43%	30%

Class I Shares

For a share outstanding during the period ended
March 31, 2015 (unaudited), each year or period
ended September 30 and the period ended	Janus Overseas Fund
October 31, 2009	2015	2014	2013	2012	2011	2010(4)	2009(5)

Net Asset Value, Beginning of Period	$35.33	$35.68	$32.56	$34.03	$47.67	$38.67	$33.51
Income/(Loss) from Investment Operations:
Net investment income/(loss)	–(2)(6)	0.67(2)	1.50	1.27	0.22	0.08	0.21
Net gain/(loss) on investments (both realized and unrealized)	(3.84)	0.45	2.79	(0.07)	(13.73)	9.08	4.95
Total from Investment Operations	(3.84)	1.12	4.29	1.20	(13.51)	9.16	5.16
Less Distributions:
Dividends (from net investment income)	(0.36)	(1.47)	(1.17)	–	(0.13)	(0.17)	–
Distributions (from capital gains)	–	–	–	(2.67)	–	–	–
Redemption fees	N/A	N/A	N/A	–(3)	–(3)	0.01	–(3)
Total Distributions	(0.36)	(1.47)	(1.17)	(2.67)	(0.13)	(0.16)	–
Net Asset Value, End of Period	$31.13	$35.33	$35.68	$32.56	$34.03	$47.67	$38.67
Total Return*	(10.89)%	3.11%	13.38%	3.63%	(28.42)%	23.78%	15.40%
Net Assets, End of Period (in thousands)	$273,764	$382,220	$638,610	$882,908	$1,275,662	$1,534,256	$542,392
Average Net Assets for the Period (in thousands)	$314,806	$459,134	$786,165	$1,175,310	$1,878,306	$913,570	$447,943
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets**	0.53%	0.54%	0.54%	0.62%	0.75%	0.80%	0.70%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets**	0.53%	0.54%	0.54%	0.62%	0.75%	0.77%	0.69%
Ratio of Net Investment Income/(Loss) to Average Net Assets**	(0.03)%	1.80%	0.71%	1.06%	0.61%	0.48%	0.64%
Portfolio Turnover Rate	24%	30%	21%	26%	43%	30%	45%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Period from February 16, 2010 (inception date) through September 30, 2010.
(2)	Per share amounts are calculated based on average shares outstanding during the year or period.
(3)	Redemption fees aggregated less than $0.005 on a per share basis. Redemption fees were eliminated effective April 2, 2012.
(4)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(5)	Period from July 6, 2009 (inception date) through October 31, 2009.
(6)	Less than $0.005 on a per share basis.

See Notes to Financial Statements.

18 | MARCH 31, 2015

Class N Shares

For a share outstanding during the period ended March 31, 2015 (unaudited) and	Janus Overseas Fund
each year or period ended September 30	2015	2014	2013	2012(1)

Net Asset Value, Beginning of Period	$35.27	$35.65	$32.56	$30.64
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.02(2)	0.77(2)	0.94	0.36
Net gain/(loss) on investments (both realized and unrealized)	(3.85)	0.39	3.38	1.56
Total from Investment Operations	(3.83)	1.16	4.32	1.92
Less Distributions:
Dividends (from net investment income)	(0.41)	(1.54)	(1.23)	–
Distributions (from capital gains)	–	–	–	–
Total Distributions	(0.41)	(1.54)	(1.23)	–
Net Asset Value, End of Period	$31.03	$35.27	$35.65	$32.56
Total Return*	(10.84)%	3.24%	13.50%	6.27%
Net Assets, End of Period (in thousands)	$126,907	$148,599	$54,195	$58,250
Average Net Assets for the Period (in thousands)	$135,428	$159,178	$55,053	$32,375
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets**	0.41%	0.43%	0.43%	0.44%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets**	0.41%	0.43%	0.43%	0.44%
Ratio of Net Investment Income/(Loss) to Average Net Assets**	0.10%	2.08%	0.84%	0.82%
Portfolio Turnover Rate	24%	30%	21%	26%

Class R Shares

For a share outstanding during the period ended
March 31, 2015 (unaudited), each year or period ended	Janus Overseas Fund
September 30 and the period ended October 31, 2009	2015	2014	2013	2012	2011	2010(3)	2009(4)

Net Asset Value, Beginning of Period	$34.70	$35.03	$31.96	$33.64	$47.32	$38.58	$33.51
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.11)(2)	0.46(2)	0.90	0.74	(0.09)	(0.13)	0.16
Net gain/(loss) on investments (both realized and unrealized)	(3.77)	0.41	3.09	0.25	(13.59)	8.95	4.91
Total from Investment Operations	(3.88)	0.87	3.99	0.99	(13.68)	8.82	5.07
Less Distributions:
Dividends (from net investment income)	(0.08)	(1.20)	(0.92)	–	–	(0.09)	–
Distributions (from capital gains)	–	–	–	(2.67)	–	–	–
Redemption fees	N/A	N/A	N/A	–(5)	–(5)	0.01	–
Total Distributions	(0.08)	(1.20)	(0.92)	(2.67)	–	(0.08)	–
Net Asset Value, End of Period	$30.74	$34.70	$35.03	$31.96	$33.64	$47.32	$38.58
Total Return*	(11.20)%	2.45%	12.65%	3.01%	(28.91)%	22.91%	15.13%
Net Assets, End of Period (in thousands)	$54,392	$66,292	$90,140	$129,777	$132,118	$158,469	$99,338
Average Net Assets for the Period (in thousands)	$59,095	$82,309	$106,930	$139,180	$177,799	$128,643	$95,361
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets**	1.17%	1.18%	1.18%	1.24%	1.43%	1.48%	1.44%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets**	1.17%	1.18%	1.18%	1.24%	1.43%	1.48%	1.43%
Ratio of Net Investment Income/(Loss) to Average Net Assets**	(0.66)%	1.25%	0.07%	0.44%	(0.08)%	(0.27)%	(0.07)%
Portfolio Turnover Rate	24%	30%	21%	26%	43%	30%	45%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Period from May 31, 2012 (inception date) through September 30, 2012.
(2)	Per share amounts are calculated based on average shares outstanding during the year or period.
(3)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(4)	Period from July 6, 2009 (inception date) through October 31, 2009.
(5)	Redemption fees aggregated less than $0.005 on a per share basis. Redemption fees were eliminated effective April 2, 2012.

See Notes to Financial Statements.

Janus Investment Fund | 19

Financial Highlights  (continued)

Class S Shares

For a share outstanding during the period ended
March 31, 2015 (unaudited), each year or period
ended September 30 and the period ended	Janus Overseas Fund
October 31, 2009	2015	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$35.01	$35.32	$32.23	$33.82	$47.44	$38.61	$33.51
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.07)(3)	0.55(3)	1.18	0.90	(0.01)	(0.04)	0.20
Net gain/(loss) on investments (both realized and unrealized)	(3.80)	0.42	2.93	0.18	(13.62)	8.97	4.89
Total from Investment Operations	(3.87)	0.97	4.11	1.08	(13.63)	8.93	5.09
Less Distributions:
Dividends (from net investment income)	(0.17)	(1.28)	(1.02)	–	–	(0.11)	–
Distributions (from capital gains)	–	–	–	(2.67)	–	–	–
Redemption fees	N/A	N/A	N/A	–(4)	0.01	0.01	0.01
Total Distributions	(0.17)	(1.28)	(1.02)	(2.67)	0.01	(0.10)	0.01
Net Asset Value, End of Period	$30.97	$35.01	$35.32	$32.23	$33.82	$47.44	$38.61
Total Return*	(11.06)%	2.71%	12.91%	3.28%	(28.71)%	23.20%	15.22%
Net Assets, End of Period (in thousands)	$285,520	$397,834	$620,750	$924,703	$1,132,967	$1,728,739	$1,371,807
Average Net Assets for the Period (in thousands)	$336,534	$528,419	$793,882	$1,087,271	$1,731,141	$1,601,017	$1,344,815
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets**	0.92%	0.93%	0.93%	0.99%	1.18%	1.22%	1.19%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets**	0.92%	0.93%	0.93%	0.99%	1.18%	1.22%	1.18%
Ratio of Net Investment Income/(Loss) to Average Net Assets**	(0.41)%	1.49%	0.31%	0.67%	0.13%	(0.04)%	0.18%
Portfolio Turnover Rate	24%	30%	21%	26%	43%	30%	45%

Class T Shares

For a share outstanding during the period
ended March 31, 2015 (unaudited), each year
or period ended September 30 and the year	Janus Overseas Fund
ended October 31	2015	2014	2013	2012	2011	2010(1)	2009

Net Asset Value, Beginning of Period	$35.20	$35.55	$32.44	$33.95	$47.56	$38.65	$27.12
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.03)(3)	0.65(3)	1.28	1.06	0.11	0.01	0.41
Net gain/(loss) on investments (both realized and unrealized)	(3.83)	0.42	2.94	0.10	(13.68)	9.04	12.66
Total from Investment Operations	(3.86)	1.07	4.22	1.16	(13.57)	9.05	13.07
Less Distributions:
Dividends (from net investment income)	(0.30)	(1.42)	(1.11)	–	(0.05)	(0.15)	(0.22)
Distributions (from capital gains)	–	–	–	(2.67)	–	–	(1.33)
Redemption fees	N/A	N/A	N/A	–(4)	0.01	0.01	0.01
Total Distributions	(0.30)	(1.42)	(1.11)	(2.67)	(0.04)	(0.14)	(1.54)
Net Asset Value, End of Period	$31.04	$35.20	$35.55	$32.44	$33.95	$47.56	$38.65
Total Return*	(10.96)%	2.98%	13.22%	3.52%	(28.54)%	23.48%	51.63%
Net Assets, End of Period (in thousands)	$1,000,207	$1,362,584	$1,875,618	$2,712,057	$3,719,191	$6,113,812	$7,112,657
Average Net Assets for the Period (in thousands)	$1,156,240	$1,691,922	$2,301,346	$3,426,766	$6,059,513	$6,528,596	$5,182,633
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets**	0.67%	0.68%	0.68%	0.75%	0.93%	0.95%	0.91%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets**	0.67%	0.67%	0.68%	0.74%	0.93%	0.95%	0.91%
Ratio of Net Investment Income/(Loss) to Average Net Assets**	(0.16)%	1.75%	0.56%	0.90%	0.37%	0.14%	0.90%
Portfolio Turnover Rate	24%	30%	21%	26%	43%	30%	45%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Per share amounts are calculated based on average shares outstanding during the year or period.
(4)	Redemption fees aggregated less than $0.005 on a per share basis. Redemption fees were eliminated effective April 2, 2012.

See Notes to Financial Statements.

20 | MARCH 31, 2015

Notes to Financial Statements (unaudited)

1.	Organization and Significant Accounting Policies

Janus Overseas Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-seven funds which include multiple series of shares, with differing investment objectives and policies. The Fund invests primarily in equity securities. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans. Class N Shares also are available to Janus proprietary products.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be valued on an amortized cost basis. Securities for which market

Janus Investment Fund | 21

Notes to Financial Statements (unaudited) (continued)

quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary
Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2015 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The following table shows the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Transfers Out
of Level 3
Fund	to Level 1

Janus Overseas Fund	$3,562,428

Financial assets were transferred out of Level 3 to Level 1 as the current market for the securities with quoted prices are considered active.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from

22 | MARCH 31, 2015

foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Fund. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications
In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations
The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions
The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Restricted Cash
As of March 31, 2015, the Fund had restricted cash in the amount of $810,967. The restricted cash represents collateral pledged in relation to derivatives and/or securities with extended settlement dates, as well as investment quota for China A Shares. The carrying value of the restricted cash approximates fair value.

Janus Investment Fund | 23

Notes to Financial Statements (unaudited) (continued)

2.	Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended March 31, 2015 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of this section.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

•	Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

•	Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative

24 | MARCH 31, 2015

contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported on the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/(depreciation) (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

The following table provides average ending monthly currency value amounts on sold forward currency contracts during the period ended March 31, 2015.

Fund	Sold

Janus Overseas Fund	$83,918,308

Swaps
Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year to exchange one set of cash flows for another. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from the Fund. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or its counterparty to collateralize obligations under the swap. If the other party to a swap that is not collateralized defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. Swap agreements entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Swap agreements are typically privately negotiated and entered into in the over-the-counter market. However, certain swap agreements are required to be cleared through a clearinghouse and traded on an exchange or swap execution facility. Swaps that are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. Regulations recently enacted require the Fund to centrally clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (“CCP”). To clear a swap with a CCP, the Fund will submit the swap to, and post collateral with, a futures clearing merchant (“FCM”) that is a clearinghouse member. Alternatively, the Fund may enter into a swap with a financial institution other than the FCM (the “Executing Dealer”) and arrange for the swap to be transferred to the FCM for clearing. The Fund may also enter into a swap with the FCM itself. The CCP, the FCM, and the Executing Dealer are all subject to regulatory oversight by the CFTC. A default or failure by a CCP or an FCM, or the failure of a swap to be transferred from an Executing Dealer to the FCM for clearing, may expose the Fund to losses, increase its costs, or prevent the Fund from entering or exiting swap positions, accessing collateral, or fully implementing its investment strategies. The regulatory requirement to clear certain swaps could, either temporarily or permanently, reduce the liquidity of cleared swaps or increase the costs of entering into those swaps.

Index swaps, interest rate swaps, and credit default swaps are valued using an approved vendor supplied price.

Janus Investment Fund | 25

Notes to Financial Statements (unaudited) (continued)

Basket swaps are valued using a broker supplied price. Equity swaps that consist of a single underlying equity are valued either at the closing price, the latest bid price, or the last sale price of the underlying equity. The market value of swap contracts are aggregated by positive and negative values that are disclosed separately as an asset or liability on the Fund’s Statement of Assets and Liabilities (if applicable). Realized gains and losses are reported on the Statement of Operations (if applicable). The change in unrealized net appreciation or depreciation during the period is included in the Statement of Operations (if applicable).

The Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty.

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

During the period, the Fund entered into total return swaps on equity securities or indices to increase exposure to equity risk. These total return swaps require the Fund to pay a floating reference interest rate, and an amount equal to the negative price movement of securities or an index multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same securities or index multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities.

The following table provides average ending monthly market value amounts on total return swaps which are long the reference asset during the period ended March 31, 2015.

Fund	Long

Janus Overseas Fund	$(425,369)

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of March 31, 2015.

Fair Value of Derivative Instruments as of March 31, 2015

Derivatives not accounted for as	Asset Derivatives		Liability Derivatives
hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Janus Overseas Fund
Currency Contracts	Forward currency contracts	$32,687	Forward currency contracts	$276,058

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the period ended March 31, 2015.

The effect of Derivative Instruments on the Statement of Operations for the period ended March 31, 2015

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
	Investments and foreign
Derivatives not accounted for as hedging instruments	currency transactions	Swap contracts	Total

Janus Overseas Fund
Currency Contracts	$15,145,290	$ –	$15,145,290
Equity Contracts	–	(5,169,623)	(5,169,623)

Total	$15,145,290	$(5,169,623)	$9,975,667

Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income
	Investments, foreign
	currency translations and
	non-interested Trustees’
Derivatives not accounted for as hedging instruments	deferred compensation	Swap contracts	Total

Janus Overseas Fund
Currency Contracts	$(5,984,424)	$ –	$(5,984,424)
Equity Contracts	–	2,594,844	2,594,844

Total	$(5,984,424)	$2,594,844	$(3,389,580)

Please see the Fund’s Statement of Operations for the Fund’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

26 | MARCH 31, 2015

3.	Other Investments and Strategies

Additional Investment Risk
The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. As a result, financial markets in the EU have been subject to increased volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

China A Shares
The Chinese government may permit a foreign investor to invest in China A Shares as a licensed Qualified Foreign Institutional Investor (“QFII”). QFII licenses are granted by the China Securities Regulatory Commission and an investment quota is granted by the State Administration of Foreign Exchange. Janus Capital has been granted a QFII license and an investment quota.

People’s Republic of China (“PRC”) regulations require QFIIs to entrust assets held in the PRC and to interact with government agencies through a China-based qualified custodian bank. Assets attributable to clients of Janus Capital will be held by the custodian in foreign exchange accounts and securities accounts in the joint name of Janus Capital and its clients, although the terms of the custody agreement make clear that the contents of the accounts belong to the clients, and not to Janus Capital.

During the period ended March 31, 2015, Janus Capital, in its capacity as a QFII, invested in China A Shares on behalf of the Fund. With respect to direct China A Shares investments, as a general matter, any capital invested and profits generated cannot be repatriated for a minimum of one year. Repatriation of any invested capital is subject to approval by the regulator. Additionally, any repatriation of profits would be subject to an audit by a registered accountant in China, and subject to regulatory approval. In light of the foregoing, the Fund’s investment in China A Shares would be subject to the Fund’s limit of investing up to 15% of its net assets in illiquid investments. Current Chinese tax law is unclear whether capital gains realized on the Fund’s investments in China A shares will be subject to tax. Because management believes it is more likely than not that Chinese capital gains tax ultimately will not be imposed, the Fund does not accrue for such taxes.

As of March 31, 2015, the Fund has available investment quota of $810,967. The Fund is subject to certain

Janus Investment Fund | 27

Notes to Financial Statements (unaudited) (continued)

restrictions and administrative processes relating to its ability to repatriate cash balances and may incur substantial delays in gaining access to its assets.

Counterparties
Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the “Offsetting Assets and Liabilities” section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing
The Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance. Additionally, foreign and emerging market risks, including, but not limited to, price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent the Fund invests in Chinese local market securities (also known as “A Shares”).

Offsetting Assets and Liabilities
The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Fund does not offset certain derivative financial instruments’ payables

28 | MARCH 31, 2015

and receivables and related collateral on the Statement of Assets and Liabilities.

The following tables present gross amounts of recognized assets and liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see either the “Fair Value of Derivative Instruments as of March 31, 2015” table located in Note 2 of these Notes to Financial Statements and/or the Fund’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
Counterparty	of Recognized Assets	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount

Credit Suisse International	$ 12,630	$–	$ –	$12,630
Deutsche Bank AG	254,654,788	–	(254,654,788)	–
JPMorgan Chase & Co.	20,057	–	–	20,057

Total	$254,687,475	$–	$(254,654,788)	$32,687

Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts
Counterparty	of Recognized Liabilities	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount

Bank of America	$106,385	$–	$–	$106,385
HSBC Securities (USA), Inc.	44,036	–	–	44,036
RBC Capital Markets Corp.	125,637	–	–	125,637

Total	$276,058	$–	$–	$276,058

(a)	Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.
(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Upon receipt of cash collateral, Janus Capital intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The Fund does not exchange collateral on its forward currency contracts with its counterparties; however, the Fund will segregate cash or high-grade securities in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. Such segregated assets, if with the Fund’s custodian, are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their market value equals or exceeds the current market value of the Fund’s corresponding forward currency contracts.

Real Estate Investing
The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions
Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially

Janus Investment Fund | 29

Notes to Financial Statements (unaudited) (continued)

delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending
Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments. Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s “base” fee rate prior to any performance adjustment (expressed as an annual rate).

Base Fee
Fund	Rate (%)

Janus Overseas Fund	0.64

The investment advisory fee rate is determined by calculating a base fee (shown in the table above) and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate. The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to its benchmark index, as shown below:

Fund	Benchmark Index

Janus Overseas Fund	MSCI All Country World ex-U.S. IndexSM

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a

30 | MARCH 31, 2015

performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets during the applicable performance measurement period.

The Fund’s prospectuses and statement of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment, if applicable. The performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses for the period ended March 31, 2015 is below:

Performance Adjusted
Investment Advisory
Fund	Fee Rate (%)

Janus Overseas Fund	0.37

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any performance adjustments to management fees, the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the transfer agency agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate shown below. Janus Capital has agreed to continue the waiver until at least February 1, 2016.

Expense
Fund	Limit (%)

Janus Overseas Fund	0.95

If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the transfer agency agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares, and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares, and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares, and receives reimbursement

Janus Investment Fund | 31

Notes to Financial Statements (unaudited) (continued)

for its out-of-pocket costs on all other share classes. Included in out-of-pocket expenses are the expenses Janus Services incurs for serving as transfer agent and providing servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, of up to 0.50% of the Class R Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). The Fund also pays for salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. Some expenses related to compensation payable to the Fund’s Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $307,757 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended March 31, 2015. The Fund’s portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of March 31, 2015 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended March 31, 2015 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $135,000 were paid by the Trust to a Trustee under the Deferred Plan during the period ended March 31, 2015.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash

32 | MARCH 31, 2015

Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Fund’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2015 can be found in a table located in the Notes to Schedule of Investments and Other Information.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the period ended March 31, 2015, Janus Distributors retained the following upfront sales charges:

Upfront
Fund (Class A Shares)	Sales Charge

Janus Overseas Fund	$2,372

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the period ended March 31, 2015.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended March 31, 2015, redeeming shareholders of Class C Shares paid the following CDSCs:

Fund (Class C Shares)	CDSC

Janus Overseas Fund	$2,475

As of March 31, 2015, shares of the Fund were owned by Janus Capital and/or other funds advised by Janus Capital, as indicated in the table below:

	% of Class	% of Fund
Fund	Owned	Owned

Janus Overseas Fund - Class A Shares	–%	–%
Janus Overseas Fund - Class C Shares	–	–
Janus Overseas Fund - Class D Shares	–	–
Janus Overseas Fund - Class I Shares	–	–
Janus Overseas Fund - Class N Shares	21	1
Janus Overseas Fund - Class R Shares	–	–
Janus Overseas Fund - Class S Shares	–	–
Janus Overseas Fund - Class T Shares	–	–

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets.

5.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2015 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in passive foreign investment companies.

				Net Tax
	Federal Tax	Unrealized	Unrealized	Appreciation/
Fund	Cost	Appreciation	(Depreciation)	(Depreciation)

Janus Overseas Fund	$3,750,070,101	$525,297,426	$(1,288,989,655)	$(763,692,229)

Accumulated capital losses noted below represent net capital loss carryovers, as of September 30, 2014, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. Under

Janus Investment Fund | 33

Notes to Financial Statements (unaudited) (continued)

the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Losses incurred during those years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may more likely expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The following table shows these capital loss carryovers.

Capital Loss Carryover Expiration Schedule
For the year ended September 30, 2014

				Accumulated
		No Expiration		Capital
Fund	September 30, 2016	Short-Term	Long-Term	Losses

Janus Overseas Fund (1)	$(330,727,597)	$–	$(653,490,953)	$(984,218,550)

(1)	Capital loss carryovers subject to annual limitations, $(984,218,550) should be available in the next fiscal year.

6.	Capital Share Transactions

For the period ended March 31 (unaudited)	Janus Overseas Fund
and the year ended September 30	2015	2014

Transactions in Fund Shares – Class A Shares:
Shares sold	168,991	621,182
Reinvested dividends and distributions	4,531	132,239
Shares repurchased	(856,176)	(3,672,221)
Net Increase/(Decrease) in Fund Shares	(682,654)	(2,918,800)
Shares Outstanding, Beginning of Period	2,289,778	5,208,578
Shares Outstanding, End of Period	1,607,124	2,289,778
Transactions in Fund Shares – Class C Shares:
Shares sold	48,371	120,868
Reinvested dividends and distributions	–	38,661
Shares repurchased	(343,177)	(806,341)
Net Increase/(Decrease) in Fund Shares	(294,806)	(646,812)
Shares Outstanding, Beginning of Period	1,523,779	2,170,591
Shares Outstanding, End of Period	1,228,973	1,523,779
Transactions in Fund Shares – Class D Shares:
Shares sold	431,878	745,903
Reinvested dividends and distributions	341,982	1,405,331
Shares repurchased	(3,809,054)	(5,688,549)
Net Increase/(Decrease) in Fund Shares	(3,035,194)	(3,537,315)
Shares Outstanding, Beginning of Period	32,464,054	36,001,369
Shares Outstanding, End of Period	29,428,860	32,464,054
Transactions in Fund Shares – Class I Shares:
Shares sold	1,105,249	4,573,004
Reinvested dividends and distributions	102,766	512,195
Shares repurchased	(3,230,147)	(12,166,683)
Net Increase/(Decrease) in Fund Shares	(2,022,132)	(7,081,484)
Shares Outstanding, Beginning of Period	10,817,292	17,898,776
Shares Outstanding, End of Period	8,795,160	10,817,292

34 | MARCH 31, 2015

For the period ended March 31 (unaudited)	Janus Overseas Fund
and the year ended September 30	2015	2014

Transactions in Fund Shares – Class N Shares:
Shares sold	640,240	3,968,125
Reinvested dividends and distributions	56,991	212,056
Shares repurchased	(820,746)	(1,486,614)
Net Increase/(Decrease) in Fund Shares	(123,515)	2,693,567
Shares Outstanding, Beginning of Period	4,213,633	1,520,066
Shares Outstanding, End of Period	4,090,118	4,213,633
Transactions in Fund Shares – Class R Shares:
Shares sold	219,071	381,074
Reinvested dividends and distributions	4,472	74,220
Shares repurchased	(364,346)	(1,118,249)
Net Increase/(Decrease) in Fund Shares	(140,803)	(662,955)
Shares Outstanding, Beginning of Period	1,910,249	2,573,204
Shares Outstanding, End of Period	1,769,446	1,910,249
Transactions in Fund Shares – Class S Shares:
Shares sold	876,643	1,848,288
Reinvested dividends and distributions	57,949	557,417
Shares repurchased	(3,076,927)	(8,617,851)
Net Increase/(Decrease) in Fund Shares	(2,142,335)	(6,212,146)
Shares Outstanding, Beginning of Period	11,362,491	17,574,637
Shares Outstanding, End of Period	9,220,156	11,362,491
Transactions in Fund Shares – Class T Shares:
Shares sold	1,132,611	2,841,938
Reinvested dividends and distributions	343,001	1,900,946
Shares repurchased	(7,965,806)	(18,794,720)
Net Increase/(Decrease) in Fund Shares	(6,490,194)	(14,051,836)
Shares Outstanding, Beginning of Period	38,711,144	52,762,980
Shares Outstanding, End of Period	32,220,950	38,711,144

7.	Purchases and Sales of Investment Securities

For the period ended March 31, 2015, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

Janus Overseas Fund	$729,320,179	$1,096,142,021	$–	$–

8.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to March 31, 2015 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund | 35

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 10, 2014, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2015 through January 1 or February 1, 2016, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services
The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service

36 | MARCH 31, 2015

providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed institutional competitive advantages that should be able to provide superior investment management returns over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds
The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has improved: for the 36 months ended September 30, 2014, approximately 64% of the Funds were in the top two Lipper quartiles of performance, and for the 12 months ended September 30, 2014, approximately 57% of the Funds were in the top two Lipper quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the

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Additional Information (unaudited) (continued)

second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

Value Funds

•	For Perkins International Value Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014.

•	For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

Mathematical Funds

•	For INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH International Managed Volatility Fund (formerly named INTECH International Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund), the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for

38 | MARCH 31, 2015

the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of under-performance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and in the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and that the performance trend was improving.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the first Lipper

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Additional Information (unaudited) (continued)

quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s

40 | MARCH 31, 2015

underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and its limited performance history.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory agreement(s).

Costs of Services Provided
The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the mean management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

In this regard, the independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 19% below the mean total expenses of their respective Lipper Expense Group peers and 29% below the mean total expenses for their Lipper Expense Universes; (3) management fees for the Funds, on average, were 15% below the mean management fees for their Expense Groups and 20% below the mean for their Expense Universes; and (4) Janus fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered how the total expenses for each share class of each Fund compared to the mean total expenses for its Lipper Expense Group peers and to mean total expenses for its Lipper Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus

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Additional Information (unaudited) (continued)

Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) the average spread between management fees charged to the Funds and those charged to Janus Capital’s institutional accounts is reasonable relative to the average spreads seen in the industry; and (4) the retained fee margins implied by Janus Capital’s subadvised fees when compared to its mutual fund fees are reasonable relative to retained fee margins in the industry.

The Trustees considered the fees for each Fund for its fiscal year ended in 2013, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Bond Fund, the Trustees noted that although the Fund’s total expenses were equal to or below the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

•	For Perkins International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also

42 | MARCH 31, 2015

noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Mathematical Funds

•	For INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH International Managed Volatility Fund (formerly named INTECH International Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that

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Additional Information (unaudited) (continued)

Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that, although the Fund’s total expenses were above the peer group mean for its sole share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable limit.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

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•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

In this regard, the independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale
The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that their independent fee consultant had provided analysis of economies of scale during prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, the base contractual management fee rate paid by most of the Funds, before any adjustment for performance, if applicable, was below the mean contractual management fee rate of the Fund’s peer group identified by an independent data provider. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

In this regard, the independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, it could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief

Janus Investment Fund | 45

Additional Information (unaudited) (continued)

that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital
The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

46 | MARCH 31, 2015

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was March 31, 2015. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices.

When comparing the performance of the Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Fund invested in the index.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will

Janus Investment Fund | 47

Useful Information About Your Fund Report (unaudited) (continued)

notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or

48 | MARCH 31, 2015

investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund | 49

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC.

Funds distributed by Janus Distributors LLC

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-0515-87737	125-24-93050 05-15

semiannual report
March 31, 2015

Janus Triton Fund

Janus Investment Fund

highlights

•	Portfolio management perspective
•	Investment strategy behind your fund
•	Fund performance, characteristics and holdings

            Janus Triton Fund

Janus Triton Fund (unaudited)

FUND SNAPSHOT
We believe a fundamentally driven investment process focused on identifying smaller-cap companies with differentiated business models and sustainable competitive advantages will drive outperformance versus our benchmark and peers over time. Identifying small-cap companies with the ability to hold our positions as they potentially grow into the mid-cap space allows us the flexibility to capture a longer growth period in a company’s lifecycle.
Jonathan Coleman portfolio manager

PERFORMANCE

Janus Triton Fund’s Class T Shares returned 17.81% over the six-month period ended March 31, 2015. The Fund’s primary benchmark, the Russell 2500 Growth Index, returned 15.48% during the period. The Fund’s secondary benchmark, the Russell 2000 Growth Index, returned 17.36%.

INVESTMENT ENVIRONMENT

Small-cap indices had substantial gains during the period, but the march forward was not without volatility. Small-cap stocks sold off early in the period as several data points showed the economy outside the U.S. was weakening. Markets then rose but were volatile again in December as investors considered whether the sharp slide in oil prices was a consequence of declining expectations of global growth. Small-cap stocks continued their climb in the first quarter, driven in part by signs of U.S. consumer strength, and the perception the Federal Reserve would likely be slower to raise interest rates than many expected heading into the year.

PERFORMANCE DISCUSSION

The Fund outperformed both its primary benchmark, the Russell 2500 Growth Index, and also its secondary benchmark, the Russell 2000 Growth Index, during the period. As part of our investment process, we focus on identifying companies we believe have long-duration growth potential, but that also have higher-quality business models with more predictable, growing revenue streams. These companies often have a small share of large or growing addressable markets, with sustainable competitive advantages such as high barriers to entry in their respective industry, and a differentiated product or service that gives them pricing power, which should help the company grow in a variety of market and economic environments. These companies also typically generate a high return on invested capital, or demonstrate a proven ability to expand profit margins. We believe this high-quality investment approach to small-cap equities should help our Fund produce positive results during market rallies, and outperform the benchmark in weak or uncertain economic environments, creating a better opportunity to generate higher compounded returns over full market cycles. The past six months served as a microcosm of how we would expect our Fund to perform over longer periods, as much of our relative outperformance during the period came when markets slipped in early October and mid-December.

Our stock selection in the technology sector was a large contributor to relative performance. Many of our technology companies have predictable or recurring revenue streams from diverse end markets outside the technology sector, and these companies were among our top-performing technology stocks during the period. SS&C Technologies, for example, provides a number of investment and financial software-enabled services to companies in the financial services industry. Most of its revenue comes from subscription services or software maintenance, which helps create a steadier and recurring revenue source for the company. Strategic acquisitions made by the company in recent years have broadened its array of service offerings to financial firms and should create better cross-selling opportunities to its clients. The stock was up at the end of 2014 after the company announced another acquisition that should help further broaden its offering to customers.

Broadridge Financial Solutions was also a top contributor. A new CFO has done a better job of laying out the company’s long-term growth potential and capital allocation plan to shareholders, and the stock has been up as the market has gained a better appreciation of Broadridge’s business. The company provides investor communications and technology-driven solutions to banks, broker-dealers, mutual funds and corporations globally. Among a number of services, Broadridge is responsible for distributing proxy information on behalf of corporations to a wide network of broker-dealers, financial advisors and mutual funds. We believe the wide network Broadridge has set up among these investor bases is a competitive

Janus Investment Fund | 1

Janus Triton Fund (unaudited)

advantage for the company. We also see further growth potential ahead as Broadridge creates new business lines around the data they have about proxy voters.

While we outperformed within the technology sector, we had stocks outside the sector that were large contributors as well. For example, Wolverine World Wide was another large contributor. The company owns a number of shoe brands, and in our view it has a proven track record of acquiring and improving management of those brands, then increasing sales as Wolverine pushes those brands through its global distribution network. The stock was up this period after revenue growth for some of its brands demonstrated the company’s ability to expand into more footwear categories.

While generally pleased with our performance during the period, we did have stocks that fell and detracted from our results. A couple of our energy holdings were among our leading detractors on an absolute basis, but it is worth noting that our stock selection within the sector was actually a bright spot for the Fund, and a large reason why we outperformed the benchmark. Sinking oil prices caused energy stocks to sell off broadly this period, and while our energy holdings were not immune to the cycle, as a group they held up much better than those in the benchmark. We would expect that in an environment where falling oil prices are a concern due to our focus on finding energy companies with less commodity sensitivity and more stable revenue streams. We have avoided many of the highly levered exploration and production companies whose business models face considerable risk if prices don’t pick up. Instead we tend to own a lot midstream companies whose contracts are less tied to the price of the underlying commodity, which makes their revenues less susceptible to a drop in oil prices. Targa Resources and DCP Midstream are examples of such companies. While their stocks fell and both were large detractors from absolute performance, we think the market has failed to give these companies credit for the durability of their earnings.

We also had industrial holdings with exposure to the energy sector that underperformed during the six-month period. Kennametal was one of these detractors. The company makes cutting tools used in end markets serving the energy sector. We are reviewing the stock as we wait to see the plans of a new CEO who arrived in late 2014 and has indicated a desire to cut costs in the business.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

OUTLOOK

We would expect a lower return environment for small-caps for the rest of the year. We previously pointed out that the small-cap market was entering 2015 with valuations on the high end of historical averages. After another sharp climb to kick off the year, valuations are more stretched. The prospect of the Federal Reserve raising rates at some point later this year could be the impetus that triggers some P/E multiple contraction.

While returns may not be as robust as the prior two years, we like how our Fund is positioned against this investment backdrop. We have taken a careful approach to navigating a few pockets of the market where valuations are particularly rich, and could be due for greater multiple contraction. We see high valuations on a broad basis for stocks tied to biotechnology, cloud computing and social media. We hold a few cloud and social media companies, but avoid areas within those industries where momentum is a major factor of stock performance, and hold only a select few companies we believe will prove disruptive to the large end markets they serve. We have also been selective with our holdings in the biotech industry. We own a few biotech companies that have innovative therapies with promising potential, but take smaller positions with companies whose performance is tied to the success or failure of a clinical trial for a single drug, and have larger positions with biotech companies that have already had innovative therapies approved by the FDA, or have multiple products in their pipelines.

Given where multiples sit today, we would also expect earnings growth to be needed to drive further stock price appreciation from stocks. We believe this should benefit those small-cap stocks we tend to focus on, which have demonstrated a more steady earnings growth trajectory over time.

Thank you for your investment in Janus Triton Fund.

2 | MARCH 31, 2015

(unaudited)

Janus Triton Fund At A Glance

5 Top Performers – Holdings

Contribution

SS&C Technologies Holdings, Inc.	1.14%
Broadridge Financial Solutions, Inc.	0.61%
Belden, Inc.	0.60%
Sensient Technologies Corp.	0.59%
Wolverine World Wide, Inc.	0.53%

5 Bottom Performers – Holdings

Contribution

Kennametal, Inc.	–0.27%
Targa Resources Corp.	–0.25%
DCP Midstream Partners LP	–0.23%
Dril-Quip, Inc.	–0.19%
FEI Co.	–0.16%

5 Top Performers – Sectors*

		Fund Weighting	Russell 2500tm
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Information Technology	1.82%	29.08%	21.79%
Consumer Discretionary	1.12%	15.10%	18.37%
Energy	0.95%	2.27%	3.45%
Materials	0.85%	3.32%	7.05%
Financials	0.54%	7.84%	8.78%

5 Bottom Performers – Sectors*

		Fund Weighting	Russell 2500tm
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Health Care	–1.41%	16.38%	19.34%
Industrials	–1.00%	20.31%	16.77%
Other**	–0.60%	3.96%	0.00%
Utilities	0.03%	0.05%	0.41%
Consumer Staples	0.04%	1.68%	3.39%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

Janus Investment Fund | 3

Janus Triton Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of March 31, 2015

SS&C Technologies Holdings, Inc. Software	2.5%
Carter’s, Inc. Textiles, Apparel & Luxury Goods	2.0%
Broadridge Financial Solutions, Inc. Information Technology Services	1.9%
Sensient Technologies Corp. Chemicals	1.9%
Blackbaud, Inc. Software	1.9%

10.2%

Asset Allocation – (% of Net Assets)
As of March 31, 2015

*Includes Other of (7.9)%.

Top Country Allocations – Long Positions (% of Investment Securities)
As of March 31, 2015

As of September 30, 2014

4 | MARCH 31, 2015

(unaudited)

Performance

Average Annual Total Return – for the periods ended March 31, 2015						Expense Ratios – per the January 28, 2015 prospectuses
	Fiscal	One	Five	Ten	Since	Total Annual Fund
	Year-to-Date	Year	Year	Year	Inception*	Operating Expenses

Janus Triton Fund – Class A Shares
NAV	17.64%	18.87%	18.43%	13.96%	13.63%	1.15%
MOP	10.90%	12.03%	17.03%	13.29%	12.97%

Janus Triton Fund – Class C Shares
NAV	17.27%	18.11%	17.56%	13.14%	12.81%	1.85%
CDSC	16.27%	17.11%	17.56%	13.14%	12.81%

Janus Triton Fund – Class D Shares(1)	17.93%	19.30%	18.76%	14.21%	13.88%	0.84%

Janus Triton Fund – Class I Shares	17.92%	19.38%	18.84%	14.15%	13.82%	0.79%

Janus Triton Fund – Class N Shares	17.98%	19.49%	18.63%	14.15%	13.82%	0.68%

Janus Triton Fund – Class R Shares	17.52%	18.55%	18.05%	13.58%	13.24%	1.43%

Janus Triton Fund – Class S Shares	17.66%	18.89%	18.34%	13.82%	13.48%	1.18%

Janus Triton Fund – Class T Shares	17.81%	19.18%	18.63%	14.15%	13.82%	0.93%

Russell 2500tm Growth Index	15.48%	13.83%	16.97%	10.64%	10.17%

Russell 2000® Growth Index	17.36%	12.06%	16.58%	10.02%	9.44%

Morningstar Quartile – Class T Shares	–	1st	1st	1st	1st

Morningstar Ranking – based on total return for Small Growth Funds	–	4/746	51/679	7/582	5/582

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

See important disclosures on the next page.

Janus Investment Fund | 5

Janus Triton Fund (unaudited)

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares commenced operations on May 31, 2012. Performance shown for periods prior to May 31, 2012 reflects the performance of the Fund’s Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2015 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*	The Fund’s inception date – February 25, 2005
(1)	Closed to new investors.

6 | MARCH 31, 2015

(unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(10/1/14)	(3/31/15)	(10/1/14 - 3/31/15)†	(10/1/14)	(3/31/15)	(10/1/14 - 3/31/15)†	(10/1/14 - 3/31/15)

Class A Shares	$1,000.00	$1,176.40	$6.02	$1,000.00	$1,019.40	$5.59	1.11%

Class C Shares	$1,000.00	$1,172.70	$9.80	$1,000.00	$1,015.91	$9.10	1.81%

Class D Shares	$1,000.00	$1,179.30	$4.46	$1,000.00	$1,020.84	$4.13	0.82%

Class I Shares	$1,000.00	$1,179.20	$4.13	$1,000.00	$1,021.14	$3.83	0.76%

Class N Shares	$1,000.00	$1,179.80	$3.64	$1,000.00	$1,021.59	$3.38	0.67%

Class R Shares	$1,000.00	$1,175.20	$7.70	$1,000.00	$1,017.85	$7.14	1.42%

Class S Shares	$1,000.00	$1,176.60	$6.35	$1,000.00	$1,019.10	$5.89	1.17%

Class T Shares	$1,000.00	$1,178.10	$5.00	$1,000.00	$1,020.34	$4.63	0.92%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund | 7

Janus Triton Fund

Schedule of Investments (unaudited)

As of March 31, 2015

Shares		Value
Common Stocks – 92.6%
Aerospace & Defense – 2.2%
1,144,075	Aerovironment, Inc.*	$30,329,428
2,400,090	HEICO Corp. – Class A£	118,900,459

		149,229,887
Automobiles – 0.5%
541,122	Thor Industries, Inc.	34,204,322
Biotechnology – 3.1%
1,010,393	ACADIA Pharmaceuticals, Inc.*,#	32,928,708
3,030,292	Dyax Corp.*	50,772,542
2,909,565	Ironwood Pharmaceuticals, Inc.*	46,553,040
399,946	OvaScience, Inc.*,#	13,890,125
284,089	ProQR Therapeutics NV*	6,215,867
107,150	Puma Biotechnology, Inc.*,#	25,299,187
348,645	Synageva BioPharma Corp.*,#	34,003,347

		209,662,816
Building Products – 0.8%
804,566	AO Smith Corp	52,827,804
Capital Markets – 2.4%
1,290,022	Eaton Vance Corp.	53,716,516
1,020,285	Financial Engines, Inc.#	42,678,521
1,574,496	LPL Financial Holdings, Inc.	69,057,395

		165,452,432
Chemicals – 1.9%
1,886,499	Sensient Technologies Corp.	129,942,051
Commercial Banks – 1.7%
1,069,527	PacWest Bancorp	50,150,121
538,768	SVB Financial Group*	68,445,087

		118,595,208
Commercial Services & Supplies – 1.9%
846,774	Clean Harbors, Inc.*,#	48,079,828
1,425,966	Healthcare Services Group, Inc.#	45,816,288
1,387,824	Rollins, Inc.	34,320,887

		128,217,003
Construction Materials – 0.4%
1,305,211	Summit Materials, Inc.*,£	28,910,424
Containers & Packaging – 0.8%
980,536	Crown Holdings, Inc.*	52,968,555
Diversified Consumer Services – 1.1%
2,298,905	ServiceMaster Global Holdings, Inc.*	77,588,044
Diversified Financial Services – 2.1%
782,934	MarketAxess Holdings, Inc.	64,905,229
1,253,120	MSCI, Inc.	76,828,787

		141,734,016
Electrical Equipment – 3.2%
1,503,832	EnerSys	96,606,168
1,560,213	Enphase Energy, Inc.*,#	20,579,209
6,254,828	GrafTech International, Ltd.*	24,331,281
548,738	Polypore International, Inc.*	32,320,668
803,425	Sensata Technologies Holding NV*	46,156,766

		219,994,092
Electronic Equipment, Instruments & Components – 4.2%
1,173,119	Belden, Inc.	109,757,013
981,601	FEI Co.†	74,935,420
954,392	National Instruments Corp.	30,578,720
988,588	OSI Systems, Inc.*	73,412,545

		288,683,698
Energy Equipment & Services – 0.7%
673,434	Dril-Quip, Inc.*	46,056,151
Food & Staples Retailing – 1.4%
473,627	Casey’s General Stores, Inc.	42,673,793
1,709,835	Diplomat Pharmacy, Inc.*,§	56,169,789

		98,843,582
Health Care Equipment & Supplies – 4.1%
3,570,445	Endologix, Inc.*,#,£	60,947,496
1,751,550	Masimo Corp.*	57,766,119
2,673,309	Novadaq Technologies, Inc.*,#	43,414,538
1,649,345	Quidel Corp.*,#	44,499,328
1,024,981	STERIS Corp.#	72,025,415

		278,652,896
Health Care Providers & Services – 0.9%
885,947	HealthEquity, Inc.*	22,139,816
1,072,118	Premier, Inc. – Class A*	40,290,194

		62,430,010
Health Care Technology – 0.8%
392,220	athenahealth, Inc.*,#	46,827,146
305,775	Inovalon Holdings, Inc.*	9,237,462

		56,064,608
Hotels, Restaurants & Leisure – 3.0%
651,577	Dunkin’ Brands Group, Inc.	30,989,002
332,512	Popeyes Louisiana Kitchen, Inc.*	19,890,868
1,076,689	Six Flags Entertainment Corp.	52,122,514
9,542,784	Wendy’s Co.	104,016,346

		207,018,730
Household Durables – 0.4%
364,659	Tupperware Brands Corp.#	25,168,764
Information Technology Services – 6.9%
2,411,377	Broadridge Financial Solutions, Inc.	132,649,849
2,072,096	Euronet Worldwide, Inc.*	121,735,640
699,515	Gartner, Inc.*	58,654,333
1,545,252	Jack Henry & Associates, Inc.	107,997,662
751,095	MAXIMUS, Inc.	50,143,102

		471,180,586
Internet & Catalog Retail – 0.4%
819,906	Wayfair, Inc. – Class A*,#,£	26,335,381
Internet Software & Services – 2.6%
990,294	ChannelAdvisor Corp.*,#	9,595,949
683,328	Cimpress NV*,#	57,659,217
221,317	CoStar Group, Inc.*	43,783,142
682,999	Envestnet, Inc.*	38,302,584
858,573	HomeAway, Inc.*	25,903,147

		175,244,039
Life Sciences Tools & Services – 2.5%
569,266	Bio-Techne Corp.	57,091,687
118,462	Mettler-Toledo International, Inc.*	38,932,536
1,487,785	PerkinElmer, Inc.	76,085,325

		172,109,548

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8 | MARCH 31, 2015

Schedule of Investments (unaudited)

As of March 31, 2015

Shares		Value
Machinery – 6.3%
971,278	CLARCOR, Inc.	$64,162,625
2,246,743	Kennametal, Inc.	75,692,772
886,263	Nordson Corp.	69,429,843
703,751	Photo Labs, Inc.*,#	49,262,570
3,555,793	Rexnord Corp.*	94,904,115
396,613	Tennant Co.	25,926,592
541,517	Wabtec Corp.	51,449,530

		430,828,047
Media – 2.2%
1,691,856	AMC Entertainment Holdings, Inc. – Class A£	60,043,969
1,343,864	Markit, Ltd.*	36,149,942
3,597,437	National CineMedia, Inc.£	54,321,299

		150,515,210
Metals & Mining – 0.4%
401,524	Reliance Steel & Aluminum Co.	24,525,086
Oil, Gas & Consumable Fuels – 1.2%
1,242,857	DCP Midstream Partners LP#	45,923,566
349,773	Targa Resources Corp.#	33,504,756

		79,428,322
Personal Products – 0.9%
1,976,545	Ontex Group NV*	59,925,461
Pharmaceuticals – 4.2%
495,717	Akorn, Inc.*,#	23,551,515
2,651,478	Catalent, Inc.*	82,593,540
1,687,492	Depomed, Inc.*	37,816,696
2,665,784	IGI Laboratories, Inc.*,#,£	21,752,797
287,704	Mallinckrodt PLC*	36,437,711
588,137	Pacira Pharmaceuticals, Inc.*,#	52,255,972
952,097	Relypsa, Inc.*	34,342,139

		288,750,370
Professional Services – 0.9%
743,160	Corporate Executive Board Co.	59,348,758
Real Estate Investment Trusts (REITs) – 0.6%
668,957	Lamar Advertising Co. – Class A	39,649,081
Real Estate Management & Development – 0.8%
307,809	Jones Lang LaSalle, Inc.	52,450,653
Road & Rail – 2.0%
431,370	Genesee & Wyoming, Inc. – Class A*	41,601,323
643,686	Landstar System, Inc.	42,676,382
662,751	Old Dominion Freight Line, Inc.*	51,230,652

		135,508,357
Semiconductor & Semiconductor Equipment – 2.4%
9,694,476	Atmel Corp.	79,785,537
6,672,842	ON Semiconductor Corp.*	80,808,117

		160,593,654
Software – 12.0%
3,709,685	ACI Worldwide, Inc.*	80,351,777
1,416,262	Advent Software, Inc.	62,471,317
2,711,067	Blackbaud, Inc.£	128,450,354
5,721,666	Cadence Design Systems, Inc.*,#	105,507,521
299,438	FactSet Research Systems, Inc.#	47,670,530
938,558	Guidewire Software, Inc.*	49,377,536
1,007,935	Informatica Corp.*	44,202,989
2,540,762	RealPage, Inc.*	51,170,947
1,406,878	Solera Holdings, Inc.	72,679,318
2,783,549	SS&C Technologies Holdings, Inc.†	173,415,103

		815,297,392
Specialty Retail – 2.5%
1,159,201	Hibbett Sports, Inc.*,#,£	56,870,401
3,306,477	Sally Beauty Holdings, Inc.*	113,643,614

		170,514,015
Textiles, Apparel & Luxury Goods – 4.4%
1,478,171	Carter’s, Inc.	136,686,472
1,869,965	Tumi Holdings, Inc.*,#	45,739,344
3,581,822	Wolverine World Wide, Inc.#	119,811,946

		302,237,762
Trading Companies & Distributors – 1.8%
663,701	MSC Industrial Direct Co., Inc. – Class A	47,919,212
1,026,813	WESCO International, Inc.*,#	71,763,961

		119,683,173

Total Common Stocks (cost $4,492,218,500)		6,306,369,988
Investment Companies – 15.3%
Exchange-Traded Funds (ETFs) – 1.1%
631,706	iShares Russell 2000® Index Fund#	78,552,641
Investments Purchased with Cash Collateral from Securities Lending – 7.7%
522,461,730	Janus Cash Collateral Fund LLC, 0.1041%°°,£	522,461,730
Money Markets – 6.5%
444,046,403	Janus Cash Liquidity Fund LLC, 0.1097%°°,£	444,046,403

Total Investment Companies (cost $1,036,189,526)		1,045,060,774
Total Investments (total cost $5,528,408,026) – 107.9%		7,351,430,762

Liabilities, net of Cash, Receivables and Other Assets – (7.9)%		(535,090,817)

Net Assets – 100%		$6,816,339,945

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

United States	$7,205,724,954	98.0%
Belgium	59,925,461	0.8
Canada	43,414,538	0.6
United Kingdom	36,149,942	0.5
Netherlands	6,215,867	0.1

Total	$7,351,430,762	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund | 9

Janus Triton Fund

Schedule of Investments (unaudited)

As of March 31, 2015

Schedule of Forward Currency Contracts, Open

			Unrealized
	Currency	Currency	Appreciation/
Counterparty/Currency and Settlement Date	Units Sold	Value	(Depreciation)

Bank of America:
British Pound 4/16/15	10,972,000	$16,271,930	$115,819
Canadian Dollar 4/16/15	16,000,000	12,632,045	(11,548)
Euro 4/16/15	16,004,500	17,209,881	(24,828)

		46,113,856	79,443

Credit Suisse International:
Canadian Dollar 4/9/15	15,300,000	12,080,442	61,849
Euro 4/9/15	18,000,000	19,353,695	463,906

		31,434,137	525,755

HSBC Securities (USA), Inc.:
British Pound 4/9/15	11,980,000	17,767,758	281,265
Canadian Dollar 4/9/15	19,360,000	15,286,101	28,676
Euro 4/9/15	25,050,000	26,933,892	459,923

		59,987,751	769,864

Total		$137,535,744	$1,375,062

Total Return Swaps outstanding at March 31, 2015

					Unrealized
	Return Paid	Return Received		Notional	Appreciation/
Counterparty	by the Fund	by the Fund	Termination Date	Amount	(Depreciation)

Goldman Sachs International	1 month USD LIBOR minus 2 basis points	Russell 2500® Total Return Growth Index	5/5/15	$93,590,905	$701,173

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10 | MARCH 31, 2015

Notes to Schedule of Investments and Other Information (unaudited)

Russell 2000® Growth Index	Measures the performance of those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2500TMGrowth Index	Measures the performance of those Russell 2500TM Index companies with higher price-to-book ratios and higher forecasted growth values.

LIBOR	London Interbank Offered Rate

LLC	Limited Liability Company

LP	Limited Partnership

PLC	Public Limited Company

*	Non-income producing security.

†	A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of March 31, 2015, is noted below.

Fund	Aggregate Value

Janus Triton Fund	$79,783,500

°°	Rate shown is the 7-day yield as of March 31, 2015.

#	Loaned security; a portion of the security is on loan at March 31, 2015.

§	Schedule of Restricted and Illiquid Securities (as of March 31, 2015)

	Acquisition	Acquisition		Value as a
	Date	Cost	Value	% of Net Assets

Janus Triton Fund
Diplomat Pharmacy, Inc.	3/31/14	$28,628,678	$56,169,789	0.8%

The Fund has registration rights for certain restricted securities held as of March 31, 2015. The issuer incurs all registration costs.

£	The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Fund’s relative ownership, the following securities were considered affiliated companies for all or some portion of the period ended March 31, 2015. Unless otherwise indicated, all information in the table is for the period ended March 31, 2015.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 9/30/14	Purchases	Sales	at 3/31/15	Gain/(Loss)	Income	at 3/31/15

Janus Triton Fund
AMC Entertainment Holdings, Inc. – Class A	1,465,608	226,248	–	1,691,856	$–	$676,743	$60,043,969
Blackbaud, Inc.	2,711,067	–	–	2,711,067	–	650,656	128,450,354
Endologix, Inc.	3,570,445	–	–	3,570,445	–	–	60,947,496
HEICO Corp. – Class A	2,400,090	–	–	2,400,090	–	168,006	118,900,459
Hibbett Sports, Inc.(1)	1,325,312	–	(166,111)	1,159,201	(956,223)	–	N/A
IGI Laboratories, Inc.	2,665,784	–	–	2,665,784	–	–	21,752,797
Janus Cash Collateral Fund LLC	427,977,561	982,300,868	(887,816,699)	522,461,730	–	471,007(2)	522,461,730
Janus Cash Liquidity Fund LLC	230,115,675	730,913,728	(516,983,000)	444,046,403	–	126,337	444,046,403
National CineMedia, Inc.	3,597,437	–	–	3,597,437	–	1,582,872	54,321,299
Summit Materials, Inc.	–	1,305,211	–	1,305,211	–	–	28,910,424
Wayfair, Inc. – Class A(1)	–	819,906	–	819,906	–	–	N/A

Total					$(956,223)	$3,675,621	$1,439,834,931

(1)	Company was no longer an affiliate as of March 31, 2015.
(2)	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

Janus Investment Fund | 11

Notes to Schedule of Investments and Other Information (unaudited) (continued)

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2015. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of March 31, 2015)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Janus Triton Fund
Assets
Investments in Securities:
Common Stocks
Food & Staples Retailing	$42,673,793	$56,169,789	$–
Personal Products	–	59,925,461	–
All Other	6,147,600,945	–	–

Investment Companies	78,552,641	966,508,133	–

Total Investments in Securities	$6,268,827,379	$1,082,603,383	$–

Other Financial Instruments(a):
Forward Currency Contracts	$–	$1,411,438	$–
Outstanding Swap Contracts, at Value	–	701,173	–

Total Assets	$6,268,827,379	$1,084,715,994	$–

Liabilities
Other Financial Instruments(a):
Forward Currency Contracts	$–	$36,376	$–

(a)	Other financial instruments include forward currency, futures, written options, and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options and swap contracts are reported at their market value at measurement date.

12 | MARCH 31, 2015

Statement of Assets and Liabilities

As of March 31, 2015 (unaudited)	Janus Triton Fund

Assets:
Investments, at cost	$5,528,408,026
Unaffiliated investments, at value(1)	$5,911,595,831
Affiliated investments, at value(2)	1,439,834,931
Restricted cash (Note 1)	1,010,000
Forward currency contracts	1,411,438
Closed foreign currency contracts	33,310
Outstanding swap contracts, at value	701,173
Non-interested Trustees’ deferred compensation	133,816
Receivables:
Investments sold	2,274,642
Fund shares sold	12,962,320
Dividends	1,244,025
Dividends from affiliates	41,353
Other assets	151,101
Total Assets	7,371,393,940
Liabilities:
Due to custodian	7,357
Collateral for securities loaned (Note 3)	522,461,730
Forward currency contracts	36,376
Closed foreign currency contracts	308,856
Payables:
Investments purchased	19,082,936
Fund shares repurchased	7,111,294
Dividends and interest on swap contracts	11,279
Advisory fees	3,616,784
Fund administration fees	56,512
Transfer agent fees and expenses	1,222,447
12b-1 Distribution and shareholder servicing fees	555,612
Non-interested Trustees’ fees and expenses	35,782
Non-interested Trustees’ deferred compensation fees	133,816
Accrued expenses and other payables	413,214
Total Liabilities	555,053,995
Net Assets	$6,816,339,945

See footnotes at the end of the Statement.
See Notes to Financial Statements.

Janus Investment Fund | 13

Statement of Assets and Liabilities  (continued)

As of March 31, 2015 (unaudited)	Janus Triton Fund

Net Assets Consist of:
Capital (par value and paid-in surplus)	$4,638,074,809
Undistributed net investment income/(loss)	(17,126,983)
Undistributed net realized gain/(loss) from investments and foreign currency transactions	370,168,982
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	1,825,223,137
Total Net Assets	$6,816,339,945
Net Assets - Class A Shares	$606,970,978
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	24,401,173
Net Asset Value Per Share(3)	$24.87
Maximum Offering Price Per Share(4)	$26.39
Net Assets - Class C Shares	$254,626,840
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	10,703,730
Net Asset Value Per Share(3)	$23.79
Net Assets - Class D Shares	$947,463,077
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	37,617,323
Net Asset Value Per Share	$25.19
Net Assets - Class I Shares	$1,415,338,147
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	55,930,843
Net Asset Value Per Share	$25.31
Net Assets - Class N Shares	$325,057,419
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	12,826,062
Net Asset Value Per Share	$25.34
Net Assets - Class R Shares	$178,613,063
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	7,292,883
Net Asset Value Per Share	$24.49
Net Assets - Class S Shares	$393,992,991
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	15,937,247
Net Asset Value Per Share	$24.72
Net Assets - Class T Shares	$2,694,277,430
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	107,456,792
Net Asset Value Per Share	$25.07

(1)	Includes $462,689,316 of securities on loan. See Note 3 in Notes to Financial Statements.
(2)	Includes $47,224,091 of securities on loan. See Note 3 in Notes to Financial Statements.
(3)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(4)	Maximum offering price is computed at 100/94.25 of net asset value.
See Notes to Financial Statements.

14 | MARCH 31, 2015

Statement of Operations

For the period ended March 31, 2015 (unaudited)	Janus Triton Fund

Investment Income:
Affiliated securities lending income, net	$471,007
Dividends	11,296,055
Dividends from affiliates	3,204,614
Total Investment Income	14,971,676
Expenses:
Advisory fees	19,199,733
12b-1 Distribution and shareholder servicing fees:
Class A Shares	665,591
Class C Shares	1,139,178
Class R Shares	395,071
Class S Shares	450,921
Transfer agent administrative fees and expenses:
Class D Shares	524,020
Class R Shares	197,535
Class S Shares	450,921
Class T Shares	2,934,948
Transfer agent networking and omnibus fees:
Class A Shares	492,772
Class C Shares	146,891
Class I Shares	575,790
Other transfer agent fees and expenses:
Class A Shares	32,531
Class C Shares	18,583
Class D Shares	92,000
Class I Shares	31,664
Class N Shares	1,094
Class R Shares	2,787
Class S Shares	2,568
Class T Shares	11,772
Shareholder reports expense	143,638
Registration fees	141,894
Custodian fees	17,153
Professional fees	44,746
Non-interested Trustees’ fees and expenses	65,546
Fund administration fees	250,192
Other expenses	135,870
Total Expenses	28,165,409
Net Expenses	28,165,409
Net Investment Income/(Loss)	(13,193,733)
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	425,167,525
Investments in affiliates	(956,223)
Swap contracts	(1,248,862)
Total Net Realized Gain/(Loss) on Investments	422,962,440
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	576,083,345
Swap contracts	701,173
Total Change in Unrealized Net Appreciation/Depreciation	576,784,518
Net Increase/(Decrease) in Net Assets Resulting from Operations	$986,553,225

See Notes to Financial Statements.

Janus Investment Fund | 15

Statements of Changes in Net Assets

	Janus Triton
	Fund
For the period ended March 31 (unaudited) and the year ended September 30	2015	2014

Operations:
Net investment income/(loss)	$(13,193,733)	$(13,474,475)
Net realized gain/(loss) on investments	422,962,440	545,115,261
Change in unrealized net appreciation/depreciation	576,784,518	(70,669,461)
Net Increase/(Decrease) in Net Assets Resulting from Operations	986,553,225	460,971,325
Dividends and Distributions to Shareholders:
Net Investment Income
Class D Shares	(796,379)	–
Class I Shares	(1,428,387)	–
Class N Shares	(477,244)	–
Class T Shares	(1,117,516)	–
Net Realized Gain from Investment Transactions
Class A Shares	(49,440,324)	(23,023,900)
Class C Shares	(22,062,985)	(8,454,935)
Class D Shares	(80,480,528)	(32,997,488)
Class I Shares	(111,845,077)	(49,639,274)
Class N Shares	(23,927,171)	(4,806,746)
Class R Shares	(14,837,621)	(5,279,922)
Class S Shares	(34,216,867)	(12,053,837)
Class T Shares	(216,037,050)	(84,421,860)
Net Decrease from Dividends and Distributions to Shareholders	(556,667,149)	(220,677,962)
Capital Share Transactions:
Shares Sold
Class A Shares	115,581,007	155,390,489
Class C Shares	38,876,912	49,929,035
Class D Shares	62,542,362	120,176,729
Class I Shares	263,438,805	399,048,228
Class N Shares	80,888,528	116,153,071
Class R Shares	37,061,796	57,284,565
Class S Shares	66,874,810	120,837,446
Class T Shares	418,380,779	509,504,846
Reinvested Dividends and Distributions
Class A Shares	40,890,788	19,507,920
Class C Shares	17,784,934	6,718,282
Class D Shares	80,085,718	32,616,963
Class I Shares	98,737,715	43,358,892
Class N Shares	24,257,619	4,748,319
Class R Shares	12,779,954	4,498,747
Class S Shares	33,754,182	11,838,549
Class T Shares	215,199,675	83,819,214
Shares Repurchased
Class A Shares	(74,413,763)	(293,298,517)
Class C Shares	(25,323,446)	(56,781,025)
Class D Shares	(88,175,968)	(186,476,796)
Class I Shares	(167,513,074)	(680,766,283)
Class N Shares	(18,397,923)	(30,988,627)
Class R Shares	(25,955,168)	(48,497,683)
Class S Shares	(67,994,762)	(103,030,506)
Class T Shares	(244,341,804)	(687,252,941)

See Notes to Financial Statements.

16 | MARCH 31, 2015

	Janus Triton
	Fund
For the period ended March 31 (unaudited) and the year ended September 30	2015	2014

Net Increase/(Decrease) from Capital Share Transactions	895,019,676	(351,661,083)
Net Increase/(Decrease) in Net Assets	1,324,905,752	(111,367,720)
Net Assets:
Beginning of period	5,491,434,193	5,602,801,913
End of period	$6,816,339,945	$5,491,434,193

Undistributed Net Investment Income/(Loss)	$(17,126,983)	$(113,724)

See Notes to Financial Statements.

Janus Investment Fund | 17

Financial Highlights

Class A Shares

For a share outstanding during the period ended
March 31, 2015 (unaudited), each year or period ended	Janus Triton Fund
September 30 and the period ended October 31, 2009	2015	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$23.32	$22.43	$18.03	$14.84	$14.67	$11.60	$10.26
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.07)(3)	(0.10)(3)	0.02	(0.06)	(0.01)	(0.01)	0.03
Net gain/(loss) on investments (both realized and unrealized)	3.98	1.88	5.24	3.85	0.49	3.10	1.31
Total from Investment Operations	3.91	1.78	5.26	3.79	0.48	3.09	1.34
Less Distributions:
Dividends (from net investment income)	–	–	(0.01)	–	–	(0.02)	–
Distributions (from capital gains)	(2.36)	(0.89)	(0.85)	(0.60)	(0.31)	–	–
Total Distributions	(2.36)	(0.89)	(0.86)	(0.60)	(0.31)	(0.02)	–
Net Asset Value, End of Period	$24.87	$23.32	$22.43	$18.03	$14.84	$14.67	$11.60
Total Return*	17.64%	8.07%	30.43%	26.04%	3.05%	26.64%	13.06%
Net Assets, End of Period (in thousands)	$606,971	$487,358	$581,387	$334,176	$151,623	$40,333	$13,610
Average Net Assets for the Period (in thousands)	$533,936	$578,998	$478,210	$254,283	$123,437	$23,711	$11,470
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets**	1.11%	1.15%	1.11%	1.13%	1.01%	1.07%	1.43%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets**	1.11%	1.15%	1.11%	1.13%	1.01%	1.07%	1.33%
Ratio of Net Investment Income/(Loss) to Average Net Assets**	(0.61)%	(0.42)%	0.09%	(0.31)%	(0.26)%	(0.32)%	0.99%
Portfolio Turnover Rate	18%	30%	39%	35%	42%	32%	50%

Class C Shares

For a share outstanding during the period ended
March 31, 2015 (unaudited), each year or period ended	Janus Triton Fund
September 30 and the period ended October 31, 2009	2015	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$22.47	$21.79	$17.65	$14.64	$14.60	$11.60	$10.26
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.15)(3)	(0.25)(3)	(0.06)	(0.13)	(0.06)	(0.06)	–(4)
Net gain/(loss) on investments (both realized and unrealized)	3.83	1.82	5.05	3.74	0.41	3.06	1.34
Total from Investment Operations	3.68	1.57	4.99	3.61	0.35	3.00	1.34
Less Distributions:
Dividends (from net investment income)	–	–	–	–	–	–	–
Distributions (from capital gains)	(2.36)	(0.89)	(0.85)	(0.60)	(0.31)	–	–
Total Distributions	(2.36)	(0.89)	(0.85)	(0.60)	(0.31)	–	–
Net Asset Value, End of Period	$23.79	$22.47	$21.79	$17.65	$14.64	$14.60	$11.60
Total Return*	17.27%	7.32%	29.48%	25.14%	2.16%	25.86%	13.06%
Net Assets, End of Period (in thousands)	$254,627	$208,869	$202,466	$117,035	$61,322	$15,778	$6,018
Average Net Assets for the Period (in thousands)	$228,461	$215,905	$160,080	$88,869	$49,099	$9,957	$4,585
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets**	1.81%	1.83%	1.85%	1.94%	1.80%	1.79%	2.19%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets**	1.81%	1.83%	1.85%	1.94%	1.80%	1.79%	2.07%
Ratio of Net Investment Income/(Loss) to Average Net Assets**	(1.30)%	(1.11)%	(0.64)%	(1.12)%	(1.05)%	(1.03)%	(0.02)%
Portfolio Turnover Rate	18%	30%	39%	35%	42%	32%	50%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Per share amounts are calculated based on average shares outstanding during the year or period.
(4)	Less than $0.005 on a per share basis.

See Notes to Financial Statements.

18 | MARCH 31, 2015

Class D Shares

For a share outstanding during the period ended March 31,
2015 (unaudited) and each year or period ended	Janus Triton Fund
September 30	2015	2014	2013	2012	2011	2010(1)

Net Asset Value, Beginning of Period	$23.57	$22.59	$18.14	$14.88	$14.69	$12.38
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.04)(2)	(0.03)(2)	0.06	(0.03)	0.01	0.01
Net gain/(loss) on investments (both realized and unrealized)	4.04	1.90	5.29	3.89	0.49	2.30
Total from Investment Operations	4.00	1.87	5.35	3.86	0.50	2.31
Less Distributions:
Dividends (from net investment income)	(0.02)	–	(0.05)	–	–	–
Distributions (from capital gains)	(2.36)	(0.89)	(0.85)	(0.60)	(0.31)	–
Total Distributions	(2.38)	(0.89)	(0.90)	(0.60)	(0.31)	–
Net Asset Value, End of Period	$25.19	$23.57	$22.59	$18.14	$14.88	$14.69
Total Return*	17.93%	8.42%	30.79%	26.45%	3.19%	18.66%
Net Assets, End of Period (in thousands)	$947,463	$830,607	$827,017	$608,824	$454,229	$226,862
Average Net Assets for the Period (in thousands)	$875,765	$874,533	$705,383	$572,683	$429,320	$192,780
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets**	0.82%	0.84%	0.83%	0.84%	0.82%	0.83%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets**	0.82%	0.84%	0.83%	0.84%	0.82%	0.83%
Ratio of Net Investment Income/(Loss) to Average Net Assets**	(0.30)%	(0.11)%	0.42%	(0.01)%	(0.06)%	(0.19)%
Portfolio Turnover Rate	18%	30%	39%	35%	42%	32%

Class I Shares

For a share outstanding during the period ended
March 31, 2015 (unaudited), each year or period
ended September 30 and the period ended	Janus Triton Fund
October 31, 2009	2015	2014	2013	2012	2011	2010(3)	2009(4)

Net Asset Value, Beginning of Period	$23.68	$22.68	$18.21	$14.93	$14.72	$11.63	$10.26
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.03)(2)	(0.02)(2)	0.07	(0.03)	0.01	0.04	0.01
Net gain/(loss) on investments (both realized and unrealized)	4.05	1.91	5.32	3.91	0.51	3.09	1.36
Total from Investment Operations	4.02	1.89	5.39	3.88	0.52	3.13	1.37
Less Distributions:
Dividends (from net investment income)	(0.03)	–	(0.07)	–	–	(0.04)	–
Distributions (from capital gains)	(2.36)	(0.89)	(0.85)	(0.60)	(0.31)	–	–
Total Distributions	(2.39)	(0.89)	(0.92)	(0.60)	(0.31)	(0.04)	–
Net Asset Value, End of Period	$25.31	$23.68	$22.68	$18.21	$14.93	$14.72	$11.63
Total Return*	17.92%	8.48%	30.91%	26.50%	3.32%	26.96%	13.35%
Net Assets, End of Period (in thousands)	$1,415,338	$1,130,109	$1,312,895	$807,407	$299,600	$74,640	$4,377
Average Net Assets for the Period (in thousands)	$1,234,352	$1,239,318	$1,123,056	$590,777	$221,851	$23,645	$1,277
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets**	0.76%	0.79%	0.76%	0.79%	0.75%	0.71%	1.01%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets**	0.76%	0.79%	0.76%	0.79%	0.75%	0.71%	0.97%
Ratio of Net Investment Income/(Loss) to Average Net Assets**	(0.27)%	(0.07)%	0.45%	0.04%	0.01%	0.01%	0.73%
Portfolio Turnover Rate	18%	30%	39%	35%	42%	32%	50%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Period from February 16, 2010 (inception date) through September 30, 2010.
(2)	Per share amounts are calculated based on average shares outstanding during the year or period.
(3)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(4)	Period from July 6, 2009 (inception date) through October 31, 2009.

See Notes to Financial Statements.

Janus Investment Fund | 19

Financial Highlights  (continued)

Class N Shares

For a share outstanding during the period ended March 31, 2015 (unaudited) and	Janus Triton Fund
each year or period ended September 30	2015	2014	2013	2012(1)

Net Asset Value, Beginning of Period	$23.71	$22.68	$18.22	$17.42
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.02)(2)	0.01(2)	0.10	(0.02)
Net gain/(loss) on investments (both realized and unrealized)	4.06	1.91	5.29	0.82
Total from Investment Operations	4.04	1.92	5.39	0.80
Less Distributions:
Dividends (from net investment income)	(0.05)	–	(0.08)	–
Distributions (from capital gains)	(2.36)	(0.89)	(0.85)	–
Total Distributions	(2.41)	(0.89)	(0.93)	–
Net Asset Value, End of Period	$25.34	$23.71	$22.68	$18.22
Total Return*	17.98%	8.61%	30.95%	4.59%
Net Assets, End of Period (in thousands)	$325,057	$217,789	$120,673	$54,877
Average Net Assets for the Period (in thousands)	$269,285	$164,744	$91,626	$23,040
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets**	0.67%	0.68%	0.68%	0.72%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets**	0.67%	0.68%	0.68%	0.72%
Ratio of Net Investment Income/(Loss) to Average Net Assets**	(0.19)%	0.06%	0.47%	(0.09)%
Portfolio Turnover Rate	18%	30%	39%	35%

Class R Shares

For a share outstanding during the period ended March 31,
2015 (unaudited), each year or period ended	Janus Triton Fund
September 30 and the period ended October 31, 2009	2015	2014	2013	2012	2011	2010(3)	2009(4)

Net Asset Value, Beginning of Period	$23.03	$22.22	$17.91	$14.78	$14.68	$11.64	$10.26
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.11)(2)	(0.16)(2)	0.01	(0.05)	(0.04)	(0.04)	0.01
Net gain/(loss) on investments (both realized and unrealized)	3.93	1.86	5.15	3.78	0.45	3.08	1.37
Total from Investment Operations	3.82	1.70	5.16	3.73	0.41	3.04	1.38
Less Distributions:
Dividends (from net investment income)	–	–	–	–	–	–	–
Distributions (from capital gains)	(2.36)	(0.89)	(0.85)	(0.60)	(0.31)	–	–
Total Distributions	(2.36)	(0.89)	(0.85)	(0.60)	(0.31)	–	–
Net Asset Value, End of Period	$24.49	$23.03	$22.22	$17.91	$14.78	$14.68	$11.64
Total Return*	17.52%	7.78%	30.02%	25.73%	2.57%	26.12%	13.45%
Net Assets, End of Period (in thousands)	$178,613	$144,014	$125,829	$43,169	$16,032	$4,373	$1,167
Average Net Assets for the Period (in thousands)	$158,462	$143,875	$78,346	$27,890	$13,079	$2,304	$983
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets**	1.42%	1.43%	1.43%	1.45%	1.43%	1.46%	1.81%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets**	1.42%	1.43%	1.43%	1.45%	1.43%	1.45%	1.80%
Ratio of Net Investment Income/(Loss) to Average Net Assets**	(0.92)%	(0.70)%	(0.27)%	(0.62)%	(0.69)%	(0.72)%	0.21%
Portfolio Turnover Rate	18%	30%	39%	35%	42%	32%	50%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Period from May 31, 2012 (inception date) through September 30, 2012.
(2)	Per share amounts are calculated based on average shares outstanding during the year or period.
(3)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(4)	Period from July 6, 2009 (inception date) through October 31, 2009.

See Notes to Financial Statements.

20 | MARCH 31, 2015

Class S Shares

For a share outstanding during the period ended
March 31, 2015 (unaudited), each year or period ended	Janus Triton Fund
September 30 and the period ended October 31, 2009	2015	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$23.19	$22.32	$17.96	$14.79	$14.65	$11.60	$10.26
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.08)(3)	(0.10)(3)	0.03	(0.04)	–(4)	(0.03)	0.01
Net gain/(loss) on investments (both realized and unrealized)	3.97	1.86	5.20	3.81	0.45	3.10	1.33
Total from Investment Operations	3.89	1.76	5.23	3.77	0.45	3.07	1.34
Less Distributions:
Dividends (from net investment income)	–	–	(0.02)	–	–	(0.02)	–
Distributions (from capital gains)	(2.36)	(0.89)	(0.85)	(0.60)	(0.31)	–	–
Total Distributions	(2.36)	(0.89)	(0.87)	(0.60)	(0.31)	(0.02)	–
Net Asset Value, End of Period	$24.72	$23.19	$22.32	$17.96	$14.79	$14.65	$11.60
Total Return*	17.66%	8.02%	30.37%	25.99%	2.85%	26.45%	13.06%
Net Assets, End of Period (in thousands)	$393,993	$336,292	$294,312	$115,486	$30,983	$6,444	$3,845
Average Net Assets for the Period (in thousands)	$361,728	$327,838	$211,261	$76,974	$20,684	$5,740	$2,245
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets**	1.17%	1.18%	1.18%	1.20%	1.18%	1.23%	1.61%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets**	1.17%	1.18%	1.18%	1.20%	1.18%	1.23%	1.57%
Ratio of Net Investment Income/(Loss) to Average Net Assets**	(0.65)%	(0.45)%	0.01%	(0.37)%	(0.43)%	(0.48)%	0.70%
Portfolio Turnover Rate	18%	30%	39%	35%	42%	32%	50%

Class T Shares

For a share outstanding during the period ended
March 31, 2015 (unaudited), each year or period
ended September 30 and the year ended	Janus Triton Fund
October 31, 2009	2015	2014	2013	2012	2011	2010(1)	2009

Net Asset Value, Beginning of Period	$23.47	$22.52	$18.09	$14.85	$14.68	$11.60	$8.89
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.05)(3)	(0.05)(3)	0.05	(0.04)	–(4)	0.01	0.01
Net gain/(loss) on investments (both realized and unrealized)	4.02	1.89	5.27	3.88	0.48	3.09	2.70
Total from Investment Operations	3.97	1.84	5.32	3.84	0.48	3.10	2.71
Less Distributions:
Dividends (from net investment income)	(0.01)	–	(0.04)	–	–	(0.02)	–(4)
Distributions (from capital gains)	(2.36)	(0.89)	(0.85)	(0.60)	(0.31)	–	–
Total Distributions	(2.37)	(0.89)	(0.89)	(0.60)	(0.31)	(0.02)	–
Net Asset Value, End of Period	$25.07	$23.47	$22.52	$18.09	$14.85	$14.68	$11.60
Total Return*	17.81%	8.31%	30.66%	26.37%	3.05%	26.74%	30.55%
Net Assets, End of Period (in thousands)	$2,694,277	$2,136,397	$2,138,223	$1,389,123	$830,444	$431,352	$315,350
Average Net Assets for the Period (in thousands)	$2,354,409	$2,240,693	$1,744,940	$1,179,102	$846,328	$313,740	$193,298
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets**	0.92%	0.93%	0.93%	0.94%	0.93%	0.96%	1.18%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets**	0.92%	0.92%	0.92%	0.94%	0.93%	0.96%	1.17%
Ratio of Net Investment Income/(Loss) to Average Net Assets**	(0.42)%	(0.20)%	0.31%	(0.11)%	(0.17)%	(0.14)%	0.06%
Portfolio Turnover Rate	18%	30%	39%	35%	42%	32%	50%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Per share amounts are calculated based on average shares outstanding during the year or period.
(4)	Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund | 21

Notes to Financial Statements (unaudited)

1.	Organization and Significant Accounting Policies

Janus Triton Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-seven funds which include multiple series of shares, with differing investment objectives and policies. The Fund invests primarily in equity securities. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans. Class N Shares also are available to Janus proprietary products.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance

22 | MARCH 31, 2015

with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be valued on an amortized cost basis. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary
Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2015 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The following table shows the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Transfers Out
of Level 3
Fund	to Level 2

Janus Triton Fund	$28,628,678

Financial assets were transferred out of Level 3 to Level 2 since certain security’s prices were determined using

Janus Investment Fund | 23

Notes to Financial Statements (unaudited) (continued)

other significant observable inputs at the end of the current period and significant unobservable inputs at the end of the prior fiscal year.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Fund. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications
In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations
The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions
The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

24 | MARCH 31, 2015

Restricted Cash
As of March 31, 2015, the Fund had restricted cash in the amount of $1,010,000. The restricted cash represents collateral pledged in relation to derivatives and/or securities with extended settlement dates. The carrying value of the restricted cash approximates fair value.

2.	Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended March 31, 2015 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of this section.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

•	Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

•	Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

Janus Investment Fund | 25

Notes to Financial Statements (unaudited) (continued)

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported on the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/(depreciation) (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

The following table provides average ending monthly currency value amounts on sold forward currency contracts during the period ended March 31, 2015.

Fund	Sold

Janus Triton Fund	$28,402,226

Swaps
Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year to exchange one set of cash flows for another. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from the Fund. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or its counterparty to collateralize obligations under the swap. If the other party to a swap that is not collateralized defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. Swap agreements entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Swap agreements are typically privately negotiated and entered into in the over-the-counter market. However, certain swap agreements are required to be cleared through a clearinghouse and traded on an exchange or swap execution facility. Swaps that are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. Regulations recently enacted require the Fund to centrally clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (“CCP”). To clear a swap with a CCP, the Fund will submit the swap to, and post collateral with, a futures clearing merchant (“FCM”) that is a clearinghouse member. Alternatively, the Fund may enter into a swap with a financial institution other than the FCM (the “Executing Dealer”) and arrange for the swap to be transferred to the FCM for clearing. The Fund may also enter into a swap with the FCM itself. The CCP, the FCM, and the Executing Dealer are all subject to regulatory oversight by the CFTC. A default or failure by a CCP or an FCM, or the failure of a swap to be transferred

26 | MARCH 31, 2015

from an Executing Dealer to the FCM for clearing, may expose the Fund to losses, increase its costs, or prevent the Fund from entering or exiting swap positions, accessing collateral, or fully implementing its investment strategies. The regulatory requirement to clear certain swaps could, either temporarily or permanently, reduce the liquidity of cleared swaps or increase the costs of entering into those swaps.

Index swaps, interest rate swaps, and credit default swaps are valued using an approved vendor supplied price. Basket swaps are valued using a broker supplied price. Equity swaps that consist of a single underlying equity are valued either at the closing price, the latest bid price, or the last sale price of the underlying equity. The market value of swap contracts are aggregated by positive and negative values that are disclosed separately as an asset or liability on the Fund’s Statement of Assets and Liabilities (if applicable). Realized gains and losses are reported on the Statement of Operations (if applicable). The change in unrealized net appreciation or depreciation during the period is included in the Statement of Operations (if applicable).

The Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty.

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

During the period, the Fund entered into total return swaps on equity securities or indices to increase exposure to equity risk. These total return swaps require the Fund to pay a floating reference interest rate, and an amount equal to the negative price movement of securities or an index multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same securities or index multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities.

The following table provides average ending monthly market value amounts on total return swaps which are long the reference asset during the period ended March 31, 2015.

Fund	Long

Janus Triton Fund	$100,168

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of March 31, 2015.

Fair Value of Derivative Instruments as of March 31, 2015

Derivatives not accounted for as	Asset Derivatives		Liability Derivatives
hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Janus Triton Fund
Currency Contracts	Forward currency contracts	$1,411,438	Forward currency contracts	$36,376
Equity Contracts	Outstanding swap contracts, at value	701,173

Total		2,112,611		$36,376

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the period ended March 31, 2015.

The effect of Derivative Instruments on the Statement of Operations for the period ended March 31, 2015

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
	Investments and foreign
Derivatives not accounted for as hedging instruments	currency transactions	Swap contracts	Total

Janus Triton Fund
Currency Contracts	$1,053,667	$–	$1,053,667
Equity Contracts	–	(1,248,862)	(1,248,862)

Total	$1,053,667	$(1,248,862)	$(195,195)

Janus Investment Fund | 27

Notes to Financial Statements (unaudited) (continued)

Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income
	Investments, foreign
	currency translations and
	non-interested Trustees’
Derivatives not accounted for as hedging instruments	deferred compensation	Swap contracts	Total

Janus Triton Fund
Currency Contracts	$1,375,062	$–	$1,375,062
Equity Contracts	–	701,173	701,173

Total	$1,375,062	$701,173	$2,076,235

Please see the Fund’s Statement of Operations for the Fund’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

3.	Other Investments and Strategies

Additional Investment Risk
The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. As a result, financial markets in the EU have been subject to increased volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties
Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying

28 | MARCH 31, 2015

value. See the “Offsetting Assets and Liabilities” section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Exchange-Traded Funds
The Fund may invest in exchange-traded funds (“ETFs”) to gain exposure to a particular portion of the market. ETFs are typically open-end investment companies, which may be managed or unmanaged, that generally seek to track the performance of a specific index. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses.

Offsetting Assets and Liabilities
The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Fund does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following tables present gross amounts of recognized assets and liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see either the “Fair Value of Derivative Instruments as of March 31, 2015” table located in Note 2 of these Notes to Financial Statements and/or the Fund’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
Counterparty	of Recognized Assets	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount

Bank of America	$ 115,819	$(36,376)	$ –	$ 79,443
Credit Suisse International	525,755	–	–	525,755
Deutsche Bank AG	509,913,407	–	(509,913,407)	–
Goldman Sachs International	701,173	–	–	701,173
HSBC Securities (USA), Inc.	769,864	–	–	769,864

Total	$512,026,018	$(36,376)	$(509,913,407)	$2,076,235

Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts
Counterparty	of Recognized Liabilities	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount

Bank of America	$36,376	$(36,376)	$–	$–

(a)	Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.
(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other

Janus Investment Fund | 29

Notes to Financial Statements (unaudited) (continued)

custodian functions. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Upon receipt of cash collateral, Janus Capital intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The Fund does not exchange collateral on its forward currency contracts with its counterparties; however, the Fund will segregate cash or high-grade securities in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. Such segregated assets, if with the Fund’s custodian, are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their market value equals or exceeds the current market value of the Fund’s corresponding forward currency contracts.

The Fund may require the counterparty to pledge securities as collateral daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized gain on OTC derivative contracts with a particular counterparty. The Fund may deposit cash as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. The collateral amounts are subject to minimum exposure requirements and initial margin requirements. Collateral amounts are monitored and subsequently adjusted up or down as valuations fluctuate by at least the minimum exposure requirement. Collateral may reduce the risk of loss.

Real Estate Investing
The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions
Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending
Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is

30 | MARCH 31, 2015

generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments. Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

	Average Daily
	Net Assets	Contractual Investment
Fund	of the Fund	Advisory Fee (%)

Janus Triton Fund	All Asset Levels	0.64

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the transfer agency agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate shown below. Janus Capital has agreed to continue the waiver until at least February 1, 2016.

Expense
Fund	Limit (%)

Janus Triton Fund	0.92

If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the transfer agency agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares, and

Janus Investment Fund | 31

Notes to Financial Statements (unaudited) (continued)

Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares, and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares, and receives reimbursement for its out-of-pocket costs on all other share classes. Included in out-of-pocket expenses are the expenses Janus Services incurs for serving as transfer agent and providing servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, of up to 0.50% of the Class R Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). The Fund also pays for salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. Some expenses related to compensation payable to the Fund’s Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $307,757 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended March 31, 2015. The Fund’s portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of March 31, 2015 on the Statement of Assets and Liabilities in the asset, “Non-

32 | MARCH 31, 2015

interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended March 31, 2015 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $135,000 were paid by the Trust to a Trustee under the Deferred Plan during the period ended March 31, 2015.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Fund’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2015 can be found in a table located in the Notes to Schedule of Investments and Other Information.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the period ended March 31, 2015, Janus Distributors retained the following upfront sales charges:

Upfront
Fund (Class A Shares)	Sales Charge

Janus Triton Fund	$46,856

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the period ended March 31, 2015.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended March 31, 2015, redeeming shareholders of Class C Shares paid the following CDSCs:

Fund (Class C Shares)	CDSC

Janus Triton Fund	$8,547

5.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2015 are noted below.

Janus Investment Fund | 33

Notes to Financial Statements (unaudited) (continued)

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

				Net Tax
	Federal Tax	Unrealized	Unrealized	Appreciation/
Fund	Cost	Appreciation	(Depreciation)	(Depreciation)

Janus Triton Fund	$5,533,778,963	$1,884,717,801	$(67,066,002)	$1,817,651,799

6.	Capital Share Transactions

	Janus
For the period ended March 31 (unaudited)	Triton Fund
and the year ended September 30	2015	2014

Transactions in Fund Shares – Class A Shares:
Shares sold	4,838,266	6,715,936
Reinvested dividends and distributions	1,794,243	865,096
Shares repurchased	(3,127,478)	(12,603,702)
Net Increase/(Decrease) in Fund Shares	3,505,031	(5,022,670)
Shares Outstanding, Beginning of Period	20,896,142	25,918,812
Shares Outstanding, End of Period	24,401,173	20,896,142
Transactions in Fund Shares – Class C Shares:
Shares sold	1,703,465	2,225,244
Reinvested dividends and distributions	814,702	307,473
Shares repurchased	(1,108,355)	(2,530,428)
Net Increase/(Decrease) in Fund Shares	1,409,812	2,289
Shares Outstanding, Beginning of Period	9,293,918	9,291,629
Shares Outstanding, End of Period	10,703,730	9,293,918
Transactions in Fund Shares – Class D Shares:
Shares sold	2,592,005	5,159,604
Reinvested dividends and distributions	3,474,435	1,434,343
Shares repurchased	(3,689,097)	(7,960,388)
Net Increase/(Decrease) in Fund Shares	2,377,343	(1,366,441)
Shares Outstanding, Beginning of Period	35,239,980	36,606,421
Shares Outstanding, End of Period	37,617,323	35,239,980
Transactions in Fund Shares – Class I Shares:
Shares sold	10,877,596	16,927,185
Reinvested dividends and distributions	4,263,286	1,898,375
Shares repurchased	(6,943,443)	(28,983,936)
Net Increase/(Decrease) in Fund Shares	8,197,439	(10,158,376)
Shares Outstanding, Beginning of Period	47,733,404	57,891,780
Shares Outstanding, End of Period	55,930,843	47,733,404
Transactions in Fund Shares – Class N Shares:
Shares sold	3,356,045	4,973,789
Reinvested dividends and distributions	1,046,489	207,804
Shares repurchased	(763,263)	(1,314,839)
Net Increase/(Decrease) in Fund Shares	3,639,271	3,866,754
Shares Outstanding, Beginning of Period	9,186,791	5,320,037
Shares Outstanding, End of Period	12,826,062	9,186,791

34 | MARCH 31, 2015

	Janus
For the period ended March 31 (unaudited)	Triton Fund
and the year ended September 30	2015	2014

Transactions in Fund Shares – Class R Shares:
Shares sold	1,581,947	2,498,701
Reinvested dividends and distributions	569,263	201,466
Shares repurchased	(1,112,023)	(2,109,504)
Net Increase/(Decrease) in Fund Shares	1,039,187	590,663
Shares Outstanding, Beginning of Period	6,253,696	5,663,033
Shares Outstanding, End of Period	7,292,883	6,253,696
Transactions in Fund Shares – Class S Shares:
Shares sold	2,821,908	5,243,452
Reinvested dividends and distributions	1,490,909	527,565
Shares repurchased	(2,876,290)	(4,458,895)
Net Increase/(Decrease) in Fund Shares	1,436,527	1,312,122
Shares Outstanding, Beginning of Period	14,500,720	13,188,598
Shares Outstanding, End of Period	15,937,247	14,500,720
Transactions in Fund Shares – Class T Shares:
Shares sold	17,298,470	21,850,427
Reinvested dividends and distributions	9,376,892	3,697,363
Shares repurchased	(10,232,249)	(29,477,076)
Net Increase/(Decrease) in Fund Shares	16,443,113	(3,929,286)
Shares Outstanding, Beginning of Period	91,013,679	94,942,965
Shares Outstanding, End of Period	107,456,792	91,013,679

7.	Purchases and Sales of Investment Securities

For the period ended March 31, 2015, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

Janus Triton Fund	$1,079,169,035	$1,027,765,599	$–	$–

8.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to March 31, 2015 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund | 35

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 10, 2014, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2015 through January 1 or February 1, 2016, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services
The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service

36 | MARCH 31, 2015

providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed institutional competitive advantages that should be able to provide superior investment management returns over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds
The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has improved: for the 36 months ended September 30, 2014, approximately 64% of the Funds were in the top two Lipper quartiles of performance, and for the 12 months ended September 30, 2014, approximately 57% of the Funds were in the top two Lipper quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the

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Additional Information (unaudited) (continued)

second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

Value Funds

•	For Perkins International Value Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014.

•	For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

Mathematical Funds

•	For INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH International Managed Volatility Fund (formerly named INTECH International Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund), the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for

38 | MARCH 31, 2015

the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of under-performance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and in the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and that the performance trend was improving.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the first Lipper

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Additional Information (unaudited) (continued)

quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s

40 | MARCH 31, 2015

underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and its limited performance history.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory agreement(s).

Costs of Services Provided
The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the mean management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

In this regard, the independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 19% below the mean total expenses of their respective Lipper Expense Group peers and 29% below the mean total expenses for their Lipper Expense Universes; (3) management fees for the Funds, on average, were 15% below the mean management fees for their Expense Groups and 20% below the mean for their Expense Universes; and (4) Janus fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered how the total expenses for each share class of each Fund compared to the mean total expenses for its Lipper Expense Group peers and to mean total expenses for its Lipper Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus

Janus Investment Fund | 41

Additional Information (unaudited) (continued)

Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) the average spread between management fees charged to the Funds and those charged to Janus Capital’s institutional accounts is reasonable relative to the average spreads seen in the industry; and (4) the retained fee margins implied by Janus Capital’s subadvised fees when compared to its mutual fund fees are reasonable relative to retained fee margins in the industry.

The Trustees considered the fees for each Fund for its fiscal year ended in 2013, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Bond Fund, the Trustees noted that although the Fund’s total expenses were equal to or below the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

•	For Perkins International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also

42 | MARCH 31, 2015

noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Mathematical Funds

•	For INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH International Managed Volatility Fund (formerly named INTECH International Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that

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Additional Information (unaudited) (continued)

Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that, although the Fund’s total expenses were above the peer group mean for its sole share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable limit.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

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•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

In this regard, the independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale
The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that their independent fee consultant had provided analysis of economies of scale during prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, the base contractual management fee rate paid by most of the Funds, before any adjustment for performance, if applicable, was below the mean contractual management fee rate of the Fund’s peer group identified by an independent data provider. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

In this regard, the independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, it could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief

Janus Investment Fund | 45

Additional Information (unaudited) (continued)

that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital
The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

46 | MARCH 31, 2015

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was March 31, 2015. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices.

When comparing the performance of the Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Fund invested in the index.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will

Janus Investment Fund | 47

Useful Information About Your Fund Report (unaudited) (continued)

notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or

48 | MARCH 31, 2015

investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund | 49

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC.

Funds distributed by Janus Distributors LLC

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-0515-87823	125-24-93054 05-15

semiannual report
March 31, 2015

Janus Twenty Fund

Janus Investment Fund

highlights

•	Portfolio management perspective
•	Investment strategy behind your fund
•	Fund performance, characteristics and holdings

            Janus Twenty Fund

Janus Twenty Fund (unaudited)(closed to new investors)

FUND SNAPSHOT
We believe that investing with conviction in our most compelling large-cap growth ideas will allow us to outperform our index and peer group over time. We use in-depth fundamental research to identify dominant growth companies that not only have strong global growth opportunities, but have the potential to grow over a multiyear period. We believe investing with conviction allows us to capitalize on our best ideas, making them big enough to matter and to focus on long-term value drivers, while avoiding short-term noise.
Marc Pinto portfolio manager

PERFORMANCE

Janus Twenty Fund’s Class T Shares returned 6.18% over the six-month period ended March 31, 2015. The Fund’s primary benchmark, the Russell 1000 Growth Index, returned 8.81%, and its secondary benchmark, the S&P 500 Index, returned 5.93% during the period.

MARKET ENVIRONMENT

U.S. equities climbed higher during the period, driven by signs of an improving domestic economy and a strong U.S. consumer. Speculation about how, or when, the Federal Reserve (Fed) would raise interest rates caused volatility, but a historically low interest rate environment in the U.S. and other major global economies was ultimately a supportive backdrop for stocks. Falling oil prices negatively impacted stocks tied to the energy sector, but other pockets of the market fared well in anticipation that lower oil prices would translate into stronger consumer spending. The health care sector also had outsized returns during the period, driven by positive announcements about drug launches and clinical trial results for some companies, and heated merger and acquisition activity within the sector.

PERFORMANCE DISCUSSION

Our Fund is a concentrated, opportunistic portfolio drawing from our analysts’ highest-conviction ideas among U.S. large-cap stocks. We hold companies that we believe are dominant global franchises with long-duration growth opportunities both in the U.S. and overseas. We believe a highly concentrated portfolio of such companies can create a meaningful opportunity to add risk-adjusted outperformance over the long term, but over shorter time horizons it can trail as it did this period.

Microsoft was a large detractor during the period. The company reported softer-than-expected earnings results due in part to weak demand for personal computers. We continue to think the company is undervalued relative to its long-term growth potential. We have been encouraged by moves the new CEO is making to de-emphasize the company’s focus on hardware and increase its focus on productivity tools and also its public and private cloud offerings. Microsoft’s cloud-based revenues are growing at a much higher percentage than its total revenue, and we believe investors should eventually value the stock higher based on the potential of that cloud business.

LyondellBasell was also a top detractor during the period. The stock was down because falling oil prices have temporarily shifted the competitive dynamics between LyondellBasell and other petrochemical companies. Lyondell produces ethylene, which is a primary input for making a number of plastics and other materials. Lyondell’s access to cheap natural gas had made the economics of using ethylene in plastic production much more favorable to other oil-based derivative alternatives, but now that oil prices have fallen, those other options are more competitive. We view this as a near-term headwind, but continue to have conviction in the long-term growth potential of the company. We believe the company is still a strong operator, with a history of selectively investing in projects that have had a high return on invested capital. The company has also made other favorable capital allocation decisions for shareholders including special dividends and stock buybacks.

Precision Castparts also fell during the period. The stock has admittedly been a disappointment and after failing to meet earnings expectations in recent quarters, we have trimmed the position. However, we continue to hold the stock because its current valuation is near historic lows and doesn’t reflect the company’s growth potential as it grows content on a number of new airplanes that are being built to meet a record-level backlog of orders from airline carriers.

While disappointed with the performance of some of our holdings, we continued to be impressed with the results of

Janus Investment Fund | 1

Janus Twenty Fund (unaudited)(closed to new investors)

many other companies in our portfolio. United Continental was our largest contributor to performance. We believe several favorable dynamics are playing out for the company. The stock was up significantly during the period as the market reflected what cheaper oil prices mean for the bottom lines of airline companies. United is a large beneficiary of cheaper oil, since the company only hedges 20% of its oil costs. While cheaper fuel is a near-term boost for the company, we see other favorable long-term tailwinds that give us high conviction in the company’s earnings growth potential over the long term. An industry-wide reduction in capacity has given major airlines such as United more pricing power for the first time in decades. We also see the potential for further margin expansion at United, as it works through the operational kinks of its merger with Continental and gains operational efficiencies. We saw similar operational improvements at Delta Airlines after its merger with Northwest Airlines, and believe those same operational improvements and corresponding synergies will take place with United.

Celgene was also a top contributor during the period. The stock was up after the company announced encouraging results about the effectiveness of a treatment it is developing for Crohn’s disease. In addition to the new treatment for Crohn’s disease, we continue to be encouraged about a number of other products being developed by Celgene. We believe there are continued growth opportunities for the company’s multiple myeloma treatment, Revlimid, and are also encouraged by the potential for several other drugs including Abraxane for pancreatic cancer, Pomalyst for refractory multiple myeloma, and Otezla, an oral drug to treat psoriatic arthritis and psoriasis.

Finally, Blackstone Group was another contributor to performance. The stock was up after reporting earnings that exceeded expectations, driven by a strong first quarter for Blackstone’s private equity business and also by strong inflows for some of its other asset management products. We continue to like the company, and Blackstone remains a relatively large position size in the portfolio. We think the company is a best-in-class alternatives manager, and also like the company for its high dividend yield.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for derivatives used by the Fund.

OUTLOOK

While equity valuations are approaching the higher end of historical averages, we do not find them unreasonable in the context of the current market and economic environment. A low interest rate environment is favorable for equities, and while the Fed will likely act to raise rates before the year is over, it has also indicated the move will be gradual and dependent on clear signs the economy is improving. A rising rate environment that is backed by a strengthening economy should provide a constructive backdrop for equity markets. And on the economic front, we continue to see positive signs that signal the economy is indeed strengthening. The housing market is improving and we are seeing better employment data and even some signs of wage growth. Those factors, coupled with lower energy prices, should encourage further consumer spending.

Thank you for your investment in Janus Twenty Fund.

2 | MARCH 31, 2015

(unaudited)(closed to new investors)

Janus Twenty Fund At A Glance

5 Top Performers – Holdings

Contribution

United Continental Holdings, Inc.	1.08%
Celgene Corp.	1.07%
Blackstone Group LP	1.04%
Pharmacyclics, Inc.	0.72%
Biogen, Inc.	0.71%

5 Bottom Performers – Holdings

Contribution

Microsoft Corp.	–0.70%
LyondellBasell Industries NV – Class A	–0.53%
QUALCOMM, Inc.	–0.37%
Precision Castparts Corp.	–0.35%
American Express Co.	–0.33%

5 Top Performers – Sectors*

		Fund Weighting	Russell 1000®
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Health Care	1.01%	14.78%	14.28%
Energy	0.87%	2.73%	4.68%
Telecommunication Services	0.20%	0.00%	2.22%
Financials	0.11%	6.92%	5.28%
Industrials	0.07%	8.04%	11.99%

5 Bottom Performers – Sectors*

		Fund Weighting	Russell 1000®
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Information Technology	–1.58%	29.87%	28.36%
Consumer Discretionary	–0.96%	25.89%	18.47%
Materials	–0.75%	5.22%	4.03%
Consumer Staples	–0.64%	5.23%	10.60%
Other**	–0.33%	1.32%	0.00%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

Janus Investment Fund | 3

Janus Twenty Fund (unaudited)(closed to new investors)

5 Largest Equity Holdings – (% of Net Assets)
As of March 31, 2015

Apple, Inc. Technology Hardware, Storage & Peripherals	5.9%
MasterCard, Inc. – Class A Information Technology Services	5.2%
Google, Inc. – Class C Internet Software & Services	4.6%
Home Depot, Inc. Specialty Retail	4.1%
Blackstone Group LP Capital Markets	4.1%

23.9%

Asset Allocation – (% of Net Assets)
As of March 31, 2015

*Includes Other of (0.1)%.

Top Country Allocations – Long Positions (% of Investment Securities)
As of March 31, 2015

As of September 30, 2014

4 | MARCH 31, 2015

(unaudited)(closed to new investors)

Performance

Average Annual Total Return – for the periods ended March 31, 2015						Expense Ratios – per the January 28, 2015 prospectuses
	Fiscal	One	Five	Ten	Since	Total Annual Fund
	Year-to-Date	Year	Year	Year	Inception*	Operating Expenses

Janus Twenty Fund – Class D Shares(1)	6.22%	11.02%	11.09%	10.15%	12.09%	0.70%

Janus Twenty Fund – Class T Shares(1)	6.18%	10.92%	10.97%	10.09%	12.07%	0.81%

Russell 1000® Growth Index	8.81%	16.09%	15.63%	9.36%	10.65%

S&P 500® Index	5.93%	12.73%	14.47%	8.01%	11.09%

Morningstar Quartile – Class T Shares	–	4th	4th	1st	1st

Morningstar Ranking – based on total return for Large Growth Funds	–	1,345/1,759	1,441/1,538	196/1,334	38/344

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

This Fund has a performance-based management fee that may adjust up or down based on the Fund’s performance.

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

See important disclosures on the next page.

Janus Investment Fund | 5

Janus Twenty Fund (unaudited)(closed to new investors)

If Class D Shares of the Fund had been available during periods prior to February 16, 2010, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class D Shares reflects the fees and expenses of Class D Shares, net of any fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics.

© 2015 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*	The Fund’s inception date – April 30, 1985
(1)	Closed to new investors.

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(10/1/14)	(3/31/15)	(10/1/14 - 3/31/15)†	(10/1/14)	(3/31/15)	(10/1/14 -3/31/15)†	(10/1/14 - 3/31/15)

Class D Shares	$1,000.00	$1,062.20	$3.91	$1,000.00	$1,021.14	$3.83	0.76%

Class T Shares	$1,000.00	$1,061.80	$4.47	$1,000.00	$1,020.59	$4.38	0.87%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

6 | MARCH 31, 2015

Janus Twenty Fund

Schedule of Investments (unaudited)

As of March 31, 2015

Shares		Value
Common Stocks – 100.1%
Aerospace & Defense – 2.0%
900,888	Precision Castparts Corp.	$189,186,480
Airlines – 1.3%
1,816,323	United Continental Holdings, Inc.*	122,147,722
Automobiles – 2.0%
5,045,806	General Motors Co.	189,217,725
Beverages – 2.5%
8,519,394	Diageo PLC	234,874,582
Biotechnology – 6.0%
454,212	Biogen, Inc.*	191,786,475
1,908,844	Celgene Corp.*	220,051,536
314,257	Regeneron Pharmaceuticals, Inc.*	141,880,751

		553,718,762
Capital Markets – 4.1%
9,668,856	Blackstone Group LP	376,021,810
Chemicals – 4.6%
3,470,511	EI du Pont de Nemours & Co.	248,037,421
2,053,142	LyondellBasell Industries NV – Class A	180,265,868

		428,303,289
Communications Equipment – 2.1%
2,855,475	QUALCOMM, Inc.	197,998,636
Consumer Finance – 2.8%
3,344,753	American Express Co.	261,292,104
Hotels, Restaurants & Leisure – 7.6%
3,856,540	Las Vegas Sands Corp.	212,263,962
3,465,655	Starbucks Corp.	328,197,528
2,006,100	Starwood Hotels & Resorts Worldwide, Inc.	167,509,350

		707,970,840
Household Products – 3.8%
5,081,178	Colgate-Palmolive Co.	352,328,883
Information Technology Services – 5.2%
5,560,941	MasterCard, Inc. – Class A	480,409,693
Internet & Catalog Retail – 2.3%
179,223	Priceline Group, Inc.*	208,642,455
Internet Software & Services – 10.4%
3,338,832	Facebook, Inc. – Class A*	274,502,073
778,032	Google, Inc. – Class C*	426,361,536
5,929,553	Yahoo!, Inc.*	263,479,687

		964,343,296
Media – 5.9%
5,865,950	Comcast Corp. – Class A	331,250,196
6,482,482	Twenty-First Century Fox, Inc. – Class A	219,367,191

		550,617,387
Oil, Gas & Consumable Fuels – 2.3%
2,048,081	Chevron Corp.	215,007,543
Pharmaceuticals – 9.4%
5,523,934	AbbVie, Inc.	323,371,096
1,133,765	Actavis PLC*	337,431,139
3,312,095	Bristol-Myers Squibb Co.	213,630,128

		874,432,363
Road & Rail – 3.0%
2,603,987	Union Pacific Corp.	282,037,832
Semiconductor & Semiconductor Equipment – 3.0%
4,892,918	Texas Instruments, Inc.	279,801,516
Software – 6.1%
9,199,323	Microsoft Corp.	373,998,477
4,373,136	Oracle Corp.	188,700,818

		562,699,295
Specialty Retail – 4.1%
3,322,634	Home Depot, Inc.	377,484,449
Technology Hardware, Storage & Peripherals – 5.9%
4,430,344	Apple, Inc.	551,267,704
Textiles, Apparel & Luxury Goods – 3.7%
3,463,142	NIKE, Inc. – Class B	347,457,037
Total Investments (total cost $7,737,458,137) – 100.1%		9,307,261,403

Liabilities, net of Cash, Receivables and Other Assets – (0.1)%		(6,520,542)

Net Assets – 100%		$9,300,740,861

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

United States	$9,072,386,821	97.5%
United Kingdom	234,874,582	2.5

Total	$9,307,261,403	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund | 7

Notes to Schedule of Investments and Other Information (unaudited)

Russell 1000® Growth Index	Measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

S&P 500® Index	Measures broad U.S. equity performance.

LLC	Limited Liability Company

LP	Limited Partnership

PLC	Public Limited Company

*	Non-income producing security.

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Fund’s relative ownership, the following securities were considered affiliated companies for all or some portion of the period ended March 31, 2015. Unless otherwise indicated, all information in the table is for the period ended March 31, 2015.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 9/30/14	Purchases	Sales	at 3/31/15	Gain/(Loss)	Income	at 3/31/15

Janus Twenty Fund
Janus Cash Liquidity Fund LLC	–	1,312,818,232	(1,312,818,232)	–	$–	$62,358	$–

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2015. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of March 31, 2015)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Janus Twenty Fund
Assets
Investments in Securities:
Common Stocks
Beverages	$–	$234,874,582	$–
All Other	9,072,386,821	–	–

Total Assets	$9,072,386,821	$234,874,582	$–

8 | MARCH 31, 2015

Statement of Assets and Liabilities

As of March 31, 2015 (unaudited)	Janus Twenty Fund

Assets:
Investments, at cost	$7,737,458,137
Investments, at value	$9,307,261,403
Non-interested Trustees’ deferred compensation	182,776
Receivables:
Fund shares sold	1,052,025
Dividends	7,122,958
Dividends from affiliates	1,323
Foreign dividend tax reclaim	372,248
Other assets	77,565
Total Assets	9,316,070,298
Liabilities:
Due to custodian	5,254,309
Payables:
Fund shares repurchased	3,424,146
Advisory fees	4,028,577
Fund administration fees	80,416
Transfer agent fees and expenses	1,897,118
Non-interested Trustees’ fees and expenses	57,777
Non-interested Trustees’ deferred compensation fees	182,776
Accrued expenses and other payables	404,318
Total Liabilities	15,329,437
Net Assets	$9,300,740,861
Net Assets Consist of:
Capital (par value and paid-in surplus)	$6,968,774,797
Undistributed net investment income/(loss)	14,867,586
Undistributed net realized gain/(loss) from investments and foreign currency transactions	747,399,962
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	1,569,698,516
Total Net Assets	$9,300,740,861
Net Assets - Class D Shares	$6,097,769,444
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	103,961,632
Net Asset Value Per Share	$58.65
Net Assets - Class T Shares	$3,202,971,417
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	54,606,665
Net Asset Value Per Share	$58.66

See Notes to Financial Statements.

Janus Investment Fund | 9

Statement of Operations

For the period ended March 31, 2015 (unaudited)	Janus Twenty Fund

Investment Income:
Dividends	$76,778,798
Dividends from affiliates	62,358
Total Investment Income	76,841,156
Expenses:
Advisory fees	27,646,781
Transfer agent administrative fees and expenses:
Class D Shares	3,644,978
Class T Shares	4,021,729
Other transfer agent fees and expenses:
Class D Shares	461,128
Class T Shares	11,973
Shareholder reports expense	485,577
Registration fees	64,882
Custodian fees	32,982
Professional fees	59,657
Non-interested Trustees’ fees and expenses	105,288
Fund administration fees	383,992
Other expenses	218,318
Total Expenses	37,137,285
Net Expenses	37,137,285
Net Investment Income/(Loss)	39,703,871
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	1,010,954,249
Written options contracts	10,361,608
Total Net Realized Gain/(Loss) on Investments	1,021,315,857
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(498,874,863)
Written options contracts	(2,211,290)
Total Change in Unrealized Net Appreciation/Depreciation	(501,086,153)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$559,933,575

See Notes to Financial Statements.

10 | MARCH 31, 2015

Statements of Changes in Net Assets

	Janus Twenty
	Fund
For the period ended March 31 (unaudited) and the year ended September 30	2015	2014

Operations:
Net investment income/(loss)	$39,703,871	$75,706,165
Net realized gain/(loss) on investments	1,021,315,857	1,353,376,092
Change in unrealized net appreciation/depreciation	(501,086,153)	(133,366,814)
Net Increase/(Decrease) in Net Assets Resulting from Operations	559,933,575	1,295,715,443
Dividends and Distributions to Shareholders:
Net Investment Income
Class D Shares	(41,949,046)	(35,971,282)
Class T Shares	(18,490,391)	(19,549,723)
Net Realized Gain from Investment Transactions
Class D Shares	(898,775,726)	(1,335,477,342)
Class T Shares	(478,388,677)	(847,822,924)
Net Decrease from Dividends and Distributions to Shareholders	(1,437,603,840)	(2,238,821,271)
Capital Share Transactions:
Shares Sold
Class D Shares	46,605,613	98,659,130
Class T Shares	104,872,865	228,774,147
Reinvested Dividends and Distributions
Class D Shares	914,769,274	1,335,331,453
Class T Shares	486,808,617	853,100,342
Shares Repurchased
Class D Shares	(259,776,241)	(500,086,439)
Class T Shares	(293,017,608)	(1,089,275,564)
Net Increase/(Decrease) from Capital Share Transactions	1,000,262,520	926,503,069
Net Increase/(Decrease) in Net Assets	122,592,255	(16,602,759)
Net Assets:
Beginning of period	9,178,148,606	9,194,751,365
End of period	$9,300,740,861	$9,178,148,606

Undistributed Net Investment Income/(Loss)	$14,867,586	$35,603,152

See Notes to Financial Statements.

Janus Investment Fund | 11

Financial Highlights

Class D Shares

For a share outstanding during the period ended
March 31, 2015 (unaudited) and each year or	Janus Twenty Fund
period ended September 30	2015	2014	2013	2012	2011	2010(1)

Net Asset Value, Beginning of Period	$65.38	$74.21	$62.64	$55.85	$60.37	$59.05
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.27(2)	0.55(2)	0.53	0.29	0.27	0.12
Net gain/(loss) on investments (both realized and unrealized)	3.45	9.05	11.56	15.77	(4.56)	1.20
Total from Investment Operations	3.72	9.60	12.09	16.06	(4.29)	1.32
Less Distributions:
Dividends (from net investment income)	(0.47)	(0.48)	(0.52)	(0.11)	(0.23)	–
Distributions (from capital gains)	(9.98)	(17.95)	–	(9.16)	–	–
Total Distributions	(10.45)	(18.43)	(0.52)	(9.27)	(0.23)	–
Net Asset Value, End of Period	$58.65	$65.38	$74.21	$62.64	$55.85	$60.37
Total Return*	6.22%	14.74%	19.46%	32.63%	(7.16)%(3)	2.24%
Net Assets, End of Period (in thousands)	$6,097,769	$5,969,948	$5,600,776	$5,080,754	$4,132,242	$4,904,660
Average Net Assets for the Period (in thousands)	$6,091,653	$5,945,940	$5,167,194	$4,792,688	$5,018,914	$4,970,013
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets**	0.76%	0.70%	0.67%	0.70%	0.81%	0.87%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets**	0.76%	0.70%	0.67%	0.70%	0.81%	0.86%
Ratio of Net Investment Income/(Loss) to Average Net Assets**	0.89%	0.83%	0.79%	0.50%	0.45%	0.31%
Portfolio Turnover Rate	40%	36%	71%	12%	56%	35%

Class T Shares

For a share outstanding during the period
ended March 31, 2015 (unaudited), each year
or period ended September 30 and the year	Janus Twenty Fund
ended October 31	2015	2014	2013	2012	2011	2010(4)	2009

Net Asset Value, Beginning of Period	$65.33	$74.16	$62.57	$55.81	$60.33	$57.00	$46.29
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.24(2)	0.48(2)	0.45	0.24	0.16	(0.12)	0.06
Net gain/(loss) on investments (both realized and unrealized)	3.46	9.05	11.57	15.72	(4.53)	3.45	10.66
Total from Investment Operations	3.70	9.53	12.02	15.96	(4.37)	3.33	10.72
Less Distributions:
Dividends (from net investment income)	(0.39)	(0.41)	(0.43)	(0.04)	(0.15)	–	–
Distributions (from capital gains)	(9.98)	(17.95)	–	(9.16)	–	–	–
Return of capital	–	–	–	–	–	–	(0.01)
Total Distributions	(10.37)	(18.36)	(0.43)	(9.20)	(0.15)	–	(0.01)
Net Asset Value, End of Period	$58.66	$65.33	$74.16	$62.57	$55.81	$60.33	$57.00
Total Return*	6.18%	14.63%	19.35%	32.43%	(7.28)%(3)	5.84%	23.16%
Net Assets, End of Period (in thousands)	$3,202,971	$3,208,201	$3,593,975	$3,460,637	$2,985,145	$3,850,699	$9,016,257
Average Net Assets for the Period (in thousands)	$3,226,222	$3,581,846	$3,430,478	$3,326,880	$3,792,727	$5,792,097	$7,846,950
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets**	0.87%	0.81%	0.77%	0.81%	0.93%	0.91%	0.86%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets**	0.87%	0.80%	0.76%	0.81%	0.93%	0.91%	0.86%
Ratio of Net Investment Income/(Loss) to Average Net Assets**	0.79%	0.73%	0.70%	0.39%	0.33%	(0.14)%	(0.10)%
Portfolio Turnover Rate	40%	36%	71%	12%	56%	35%	32%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Period from February 16, 2010 (inception date) through September 30, 2010.
(2)	Per share amounts are calculated based on average shares outstanding during the year or period.
(3)	Total return reflects a non-recurring litigation settlement from Enron Corp. This resulted in an increase to the total return of 0.29% for Class D Shares and 0.28% for Class T Shares for the year ended September 30, 2011.
(4)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.

See Notes to Financial Statements.

12 | MARCH 31, 2015

Notes to Financial Statements (unaudited)

1.	Organization and Significant Accounting Policies

Janus Twenty Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-seven funds which include multiple series of shares, with differing investment objectives and policies. The Fund invests primarily in equity securities. The Fund is classified as nondiversified, as defined in the 1940 Act.

The Fund offers two classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer both classes of shares.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be valued on an amortized cost basis. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary
Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 820, Fair Value

Janus Investment Fund | 13

Notes to Financial Statements (unaudited) (continued)

Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2015 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Fund. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and

14 | MARCH 31, 2015

expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications
In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations
The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions
The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually.

Federal Income Taxes
The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2.	Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended March 31, 2015 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of this section.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

Janus Investment Fund | 15

Notes to Financial Statements (unaudited) (continued)

•	Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

•	Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Options Contracts
An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price on or before a specified date. The purchaser pays a premium to the seller for this right. The seller has the corresponding obligation to sell or buy a financial instrument if the purchaser (owner) “exercises” the option. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid. Upon expiration, or closing of the option transaction, a realized gain or loss is reported on the Statement of Operations (if applicable). The difference between the premium paid/received and the market value of the option is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported on the Statement of Operations (if applicable). Option contracts are typically valued using an approved vendor’s option valuation model. To the extent reliable market quotations are available, option contracts are valued using market quotations. In cases when an approved vendor cannot provide coverage for an option and there is no reliable market quotation, a broker quotation or an internal valuation using the Black-Scholes model, the Cox-Rubenstein Binomial Option Pricing Model, or other appropriate option pricing model is used.

The Fund may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. The Fund may be subject to counterparty risk, interest rate risk, liquidity risk, equity risk, commodity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts.

16 | MARCH 31, 2015

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Fund to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

The Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. The Fund may purchase call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by such Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Options purchased are reported in the Schedule of Investments (if applicable).

During the period, the Fund purchased call options on various equity securities for the purpose of increasing exposure to individual equity risk.

The following table provides average ending monthly market value amounts on purchased call options during the period ended March 31, 2015.

Purchased
Fund	Call Options

Janus Twenty Fund	$8,422,663

In writing an option, the Fund bears the risk of an unfavorable change in the price of the security underlying the written option. When an option is written, the Fund receives a premium and become obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written, at value” (if applicable). The risk in writing call options is that the Fund gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Fund may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Exercise of an option written by the Fund could result in the Fund buying or selling a security at a price different from the current market value.

During the period, the Fund wrote put options on various equity securities for the purpose of increasing exposure to individual equity risk and/or generating income.

The following table provides average ending monthly market value amounts on written put options during the period ended March 31, 2015.

Fund	Written Put Options

Janus Twenty Fund	$1,123,810

Written option activity for the period ended March 31, 2015 is indicated in the table below:

	Number of	Premiums
Put Options	Contracts	Received

Janus Twenty Fund
Options outstanding at September 30, 2014	44,000	$5,535,200
Options written	88,000	9,680,000
Options closed	(132,000)	(15,215,200)
Options expired	–	–
Options exercised	–	–

Options outstanding at March 31, 2015	–	$–

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the period ended March 31, 2015.

The effect of Derivative Instruments on the Statement of Operations for the period ended March 31, 2015

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
	Investments and foreign
Derivatives not accounted for as hedging instruments	currency transactions		Written options contracts	Total

Janus Twenty Fund
Equity Contracts	$(4,300,788	)*	$10,361,608	$6,060,820

Janus Investment Fund | 17

Notes to Financial Statements (unaudited) (continued)

Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income
	Investments, foreign
	currency translations and
	non-interested Trustees’
Derivatives not accounted for as hedging instruments	deferred compensation	Written options contracts	Total

Janus Twenty Fund
Equity Contracts	$6,901,800*	$(2,211,290)	$4,690,510

*	Amounts relate to purchased options.

Please see the Fund’s Statement of Operations for the Fund’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

3.	Other Investments and Strategies

Additional Investment Risk
The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. As a result, financial markets in the EU have been subject to increased volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s “base” fee rate prior to any performance adjustment (expressed as an annual rate).

Fund	Base Fee (%)

Janus Twenty Fund	0.64

The investment advisory fee rate is determined by calculating a base fee (shown in the table above) and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate. The performance adjustment either increases or decreases the base fee depending on how well the Fund

18 | MARCH 31, 2015

has performed relative to its benchmark index, as shown below:

Fund	Benchmark Index

Janus Twenty Fund	Russell 1000® Growth Index

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets during the applicable performance measurement period.

The Fund’s prospectuses and statement of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment, if applicable. The performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses for the period ended March 31, 2015 is below:

Performance Adjusted
Investment Advisory
Fund	Fee Rate (%)

Janus Twenty Fund	0.60

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class T Shares for providing or procuring administrative services to investors in Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares, and receives reimbursement for its out-of-pocket costs on all other share classes. Included in out-of-pocket expenses are the expenses Janus Services incurs for serving as transfer agent and providing servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). The Fund also pays for salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. Some expenses related to compensation payable to the Fund’s Chief Compliance Officer and compliance staff are shared with the Fund.

Janus Investment Fund | 19

Notes to Financial Statements (unaudited) (continued)

Total compensation of $307,757 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended March 31, 2015. The Fund’s portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of March 31, 2015 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended March 31, 2015 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $135,000 were paid by the Trust to a Trustee under the Deferred Plan during the period ended March 31, 2015.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Fund’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2015 can be found in a table located in the Notes to Schedule of Investments and Other Information.

5.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2015 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

				Net Tax
	Federal Tax	Unrealized	Unrealized	Appreciation/
Fund	Cost	Appreciation	(Depreciation)	(Depreciation)

Janus Twenty Fund	$7,728,259,134	$1,656,234,225	$(77,231,956)	$1,579,002,269

20 | MARCH 31, 2015

6.	Capital Share Transactions

For the period ended March 31 (unaudited)	Janus Twenty Fund
and the year ended September 30	2015	2014

Transactions in Fund Shares – Class D Shares:
Shares sold	763,937	1,497,254
Reinvested dividends and distributions	16,113,604	21,905,044
Shares repurchased	(4,231,929)	(7,554,597)
Net Increase/(Decrease) in Fund Shares	12,645,612	15,847,701
Shares Outstanding, Beginning of Period	91,316,020	75,468,319
Shares Outstanding, End of Period	103,961,632	91,316,020
Transactions in Fund Shares – Class T Shares:
Shares sold	1,714,676	3,438,094
Reinvested dividends and distributions	8,572,083	13,994,428
Shares repurchased	(4,787,910)	(16,784,566)
Net Increase/(Decrease) in Fund Shares	5,498,849	647,956
Shares Outstanding, Beginning of Period	49,107,816	48,459,860
Shares Outstanding, End of Period	54,606,665	49,107,816

7.	Purchases and Sales of Investment Securities

For the period ended March 31, 2015, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

Janus Twenty Fund	$3,678,849,033	$4,023,048,658	$–	$–

8.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to March 31, 2015 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund | 21

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 10, 2014, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2015 through January 1 or February 1, 2016, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services
The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service

22 | MARCH 31, 2015

providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed institutional competitive advantages that should be able to provide superior investment management returns over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds
The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has improved: for the 36 months ended September 30, 2014, approximately 64% of the Funds were in the top two Lipper quartiles of performance, and for the 12 months ended September 30, 2014, approximately 57% of the Funds were in the top two Lipper quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the

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Additional Information (unaudited) (continued)

second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

Value Funds

•	For Perkins International Value Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014.

•	For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

Mathematical Funds

•	For INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH International Managed Volatility Fund (formerly named INTECH International Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund), the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for

24 | MARCH 31, 2015

the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of under-performance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and in the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and that the performance trend was improving.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the first Lipper

Janus Investment Fund | 25

Additional Information (unaudited) (continued)

quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s

26 | MARCH 31, 2015

underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and its limited performance history.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory agreement(s).

Costs of Services Provided
The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the mean management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

In this regard, the independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 19% below the mean total expenses of their respective Lipper Expense Group peers and 29% below the mean total expenses for their Lipper Expense Universes; (3) management fees for the Funds, on average, were 15% below the mean management fees for their Expense Groups and 20% below the mean for their Expense Universes; and (4) Janus fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered how the total expenses for each share class of each Fund compared to the mean total expenses for its Lipper Expense Group peers and to mean total expenses for its Lipper Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus

Janus Investment Fund | 27

Additional Information (unaudited) (continued)

Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) the average spread between management fees charged to the Funds and those charged to Janus Capital’s institutional accounts is reasonable relative to the average spreads seen in the industry; and (4) the retained fee margins implied by Janus Capital’s subadvised fees when compared to its mutual fund fees are reasonable relative to retained fee margins in the industry.

The Trustees considered the fees for each Fund for its fiscal year ended in 2013, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Bond Fund, the Trustees noted that although the Fund’s total expenses were equal to or below the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

•	For Perkins International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also

28 | MARCH 31, 2015

noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Mathematical Funds

•	For INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH International Managed Volatility Fund (formerly named INTECH International Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that

Janus Investment Fund | 29

Additional Information (unaudited) (continued)

Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that, although the Fund’s total expenses were above the peer group mean for its sole share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable limit.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

30 | MARCH 31, 2015

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

In this regard, the independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale
The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that their independent fee consultant had provided analysis of economies of scale during prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, the base contractual management fee rate paid by most of the Funds, before any adjustment for performance, if applicable, was below the mean contractual management fee rate of the Fund’s peer group identified by an independent data provider. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

In this regard, the independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, it could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief

Janus Investment Fund | 31

Additional Information (unaudited) (continued)

that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital
The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

32 | MARCH 31, 2015

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was March 31, 2015. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices.

When comparing the performance of the Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Fund invested in the index.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will

Janus Investment Fund | 33

Useful Information About Your Fund Report (unaudited) (continued)

notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or

34 | MARCH 31, 2015

investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund | 35

Notes

36 | MARCH 31, 2015

Notes

Janus Investment Fund | 37

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC.

Funds distributed by Janus Distributors LLC

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-0515-87824	125-24-93055 05-15

semiannual report
March 31, 2015

Janus Venture Fund

Janus Investment Fund

highlights

•	Portfolio management perspective
•	Investment strategy behind your fund
•	Fund performance, characteristics and holdings

            Janus Venture Fund

Janus Venture Fund (unaudited)

FUND SNAPSHOT
We believe that a research-driven investment process focused on identifying quality small-cap companies with differentiated business models and sustainable competitive advantages will drive outperformance against our benchmark and peers over time. We take a moderate approach, seeking to identify companies with large addressable markets that are poised for growth over a multiyear period.
Jonathan Coleman portfolio manager

PERFORMANCE

Janus Venture Fund’s Class T Shares returned 17.61% over the six-month period ended March 31, 2015. The Fund’s primary benchmark, the Russell 2000 Growth Index, returned 17.36%, and its secondary benchmark, the Russell 2000 Index, returned 14.46% during the period.

INVESTMENT ENVIRONMENT

Small-cap indices had substantial gains during the period, but the march forward was not without volatility. Small-cap stocks sold off early in the period as several data points showed the economy outside the U.S. was weakening. Markets then rose but were volatile again in December as investors considered whether the sharp slide in oil prices was a consequence of declining expectations of global growth. Small-cap stocks continued their climb in the first quarter, driven in part by signs of U.S. consumer strength, and the perception the Federal Reserve would likely be slower to raise interest rates than many expected heading into the year.

PERFORMANCE DISCUSSION

The Fund outperformed both its primary benchmark, the Russell 2000 Growth Index, and also its secondary benchmark, the Russell 2000 Index, during the period. As part of our investment process, we focus on identifying companies we believe have long-duration growth potential, but that also have higher-quality business models with more predictable, growing revenue streams. These companies often have a small share of large or growing addressable markets, with sustainable competitive advantages such as high barriers to entry in their respective industry, and a differentiated product or service that gives them pricing power, which should help the company grow in a variety of market and economic environments. These companies also typically generate a high return on invested capital, or demonstrate a proven ability to expand profit margins. We believe this high-quality investment approach to small-cap equities should help our Fund produce positive results during market rallies, and outperform the benchmark in weak or uncertain economic environments, creating a better opportunity to generate higher compounded returns over full market cycles. The past six months served as a microcosm of how we would expect our Fund to perform over longer periods, as much of our relative outperformance during the period came when markets slipped in early October and mid-December.

Our stock selection in the technology sector was a large contributor to relative performance. Many of our technology companies have predictable or recurring revenue streams from diverse end markets outside the technology sector, and these companies were among our top-performing technology stocks during the period. SS&C Technologies, for example, provides a number of investment and financial software-enabled services to companies in the financial services industry. Most of its revenue comes from subscription services or software maintenance, which helps create a steadier and recurring revenue source for the company. Strategic acquisitions made by the company in recent years have broadened its array of service offerings to financial firms and should create better cross-selling opportunities to its clients. The stock was up at the end of 2014 after the company announced another acquisition that should help further broaden its offering to customers.

Broadridge Financial Solutions was also a top contributor. A new CFO has done a better job of laying out the company’s long-term growth potential and capital allocation plan to shareholders, and the stock has been up as the market has gained a better appreciation of Broadridge’s business. The company provides investor communications and technology-driven solutions to banks, broker-dealers, mutual funds and corporations globally. Among a number of services, Broadridge is responsible for distributing proxy information on behalf of corporations to a wide network of broker-dealers, financial advisors and mutual funds. We believe the wide network Broadridge has set up among these investor bases is a competitive advantage for the company. We also see further growth

Janus Investment Fund | 1

Janus Venture Fund (unaudited)

potential ahead as Broadridge creates new business lines around the data they have about proxy voters.

While we outperformed within the technology sector, we had stocks outside the sector that were large contributors as well. Sensient Technologies was a top contributor. The company is a supplier of flavors, fragrances and colors used to make a diverse variety of foods and beverages, pharmaceuticals, cosmetics, home and personal care products. We like that the company sells into a number of non-economically sensitive end markets. The company’s new CEO was previously responsible for expanding margins for the Sensient’s division focusing on coloring of products, and we think he can also expand margins for the entire company. The stock was up this period after the company began to demonstrate margin improvement and higher returns on invested capital due to improving the company’s product mix and restructuring efforts.

While generally pleased with our performance during the period, we did have stocks that fell and detracted from our results. A couple of our energy holdings were among our leading detractors on an absolute basis, but it is worth noting that our stock selection within the sector was a bright spot for the Portfolio, and a large reason why we outperformed the benchmark. Sinking oil prices caused energy stocks to sell off broadly this period, and while our energy holdings were not immune to the cycle, as a group they held up much better than those in the benchmark. We would expect that in an environment where falling oil prices are a concern due to our focus on finding energy companies with less commodity sensitivity and more stable revenue streams. We have avoided many of the highly levered exploration and production companies whose business models face considerable risk if prices don’t pick up. Instead we tend to own a lot midstream companies whose contracts are less tied to the price of the underlying commodity, which makes their revenues less susceptible to a drop in oil prices. DCP Midstream is an example of such a company. While the stock fell and was a large detractor from absolute performance, we think the market has failed to give the company credit for the durability of its earnings.

Beyond our exposure to the energy sector, Forex Capital Markets (FXCM) was also a top detractor. The company offers an online foreign exchange trading platform. When the Swiss franc devalued, the currency move wiped out capital in many customer accounts, which translated into a big earnings hit for FXCM. We sold the position to pursue other companies that had a better risk/reward profile.

ChannelAdvisor was another large detractor. The company helps other businesses manage, monitor, and optimize their merchandise sales in various online channels. The stock was down after the company reported disappointing fourth quarter revenues. The fourth quarter saw a rapid shift in buying behavior, with consumers doing more of their holiday shopping on large e-commerce sites that offer a better mobile shopping experience. ChannelAdvisor makes less revenue from the shopping that takes place on these larger platforms. We are currently reviewing the position while assessing how ChannelAdvisor will respond.

Please see “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

OUTLOOK

We would expect a lower return environment for small caps for the rest of the year. We previously pointed out that the small-cap market was entering 2015 with valuations on the high end of historical averages. After another sharp climb to kick off the year, valuations are more stretched. The prospect of the Federal Reserve raising rates at some point later this year could be the impetus that triggers some P/E multiple contraction.

While returns may not be as robust as the prior two years, we like how our Fund is positioned against this investment backdrop. We have taken a careful approach to navigating a few pockets of the market where valuations are particularly rich, and could be due for greater multiple contraction. We see high valuations on a broad basis for stocks tied to biotechnology, cloud computing or social media. We hold a few cloud and social media companies, but avoid areas within those industries where momentum is a major factor of stock performance, and hold only a select few companies we believe will prove disruptive to the large end markets they serve. We have also been selective with our holdings in the biotech industry. We own a few biotech companies that have innovative therapies with promising potential, but take smaller positions with companies whose performance is tied to the success or failure of a clinical trial for a single drug, and have larger positions with biotech companies that have already had innovative therapies approved by the FDA, or have multiple products in their pipelines.

Given where multiples sit today, we would also expect earnings growth to be needed to drive further stock price appreciation from stocks. This should benefit those small-cap stocks we tend to focus on, which have demonstrated a more steady earnings growth trajectory over time.

Thank you for your investment in Janus Venture Fund.

2 | MARCH 31, 2015

(unaudited)

Janus Venture Fund At A Glance

5 Top Performers – Holdings

Contribution

SS&C Technologies Holdings, Inc.	0.88%
Belden, Inc.	0.66%
Sensient Technologies Corp.	0.60%
NICE Systems, Ltd. (ADR)	0.59%
Broadridge Financial Solutions, Inc.	0.55%

5 Bottom Performers – Holdings

Contribution

FXCM, Inc. – Class A	–0.51%
DCP Midstream Partners LP	–0.45%
Stratasys, Ltd.	–0.38%
Kennametal, Inc.	–0.30%
ChannelAdvisor Corp.	–0.29%

5 Top Performers – Sectors*

		Fund Weighting	Russell 2000®
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Energy	1.43%	2.98%	3.25%
Materials	1.07%	2.34%	4.72%
Information Technology	0.72%	30.60%	25.61%
Consumer Discretionary	0.61%	13.73%	15.59%
Consumer Staples	0.43%	2.37%	3.76%

5 Bottom Performers – Sectors*

		Fund Weighting	Russell 2000®
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Industrials	–1.83%	19.26%	14.42%
Health Care	–1.19%	17.89%	23.94%
Other**	–0.57%	3.64%	0.00%
Financials	–0.40%	7.11%	7.70%
Utilities	0.01%	0.03%	0.25%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Investment Fund | 3

Janus Venture Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of March 31, 2015

Rexnord Corp. Machinery	2.0%
SS&C Technologies Holdings, Inc. Software	2.0%
Sensient Technologies Corp. Chemicals	1.9%
Solera Holdings, Inc. Software	1.8%
Broadridge Financial Solutions, Inc. Information Technology Services	1.8%

9.5%

Asset Allocation – (% of Net Assets)
As of March 31, 2015

* Includes Other of (10.2)%.

Top Country Allocations – Long Positions (% of Investment Securities)
As of March 31, 2015

As of September 30, 2014

4 | MARCH 31, 2015

(unaudited)

Performance

						Expense Ratios –
Average Annual Total Return – for the periods ended March 31, 2015						per the January 28, 2015 prospectuses
	Fiscal	One	Five	Ten	Since	Total Annual Fund
	Year-to-Date	Year	Year	Year	Inception*	Operating Expenses

Janus Venture Fund – Class A Shares
NAV	17.58%	18.23%	17.74%	10.91%	12.45%	1.17%
MOP	10.82%	11.43%	16.36%	10.25%	12.23%

Janus Venture Fund – Class C Shares
NAV	17.12%	17.39%	16.40%	10.12%	11.70%	1.82%
CDSC	16.12%	16.39%	16.40%	10.12%	11.70%

Janus Venture Fund – Class D Shares(1)	17.67%	18.51%	18.19%	11.19%	12.65%	0.82%

Janus Venture Fund – Class I Shares	17.71%	18.61%	18.06%	11.13%	12.63%	0.75%

Janus Venture Fund – Class N Shares	17.78%	18.71%	18.06%	11.13%	12.63%	0.68%

Janus Venture Fund – Class S Shares	17.48%	18.11%	17.56%	10.78%	12.33%	1.18%

Janus Venture Fund – Class T Shares	17.61%	18.41%	18.06%	11.13%	12.63%	0.93%

Russell 2000® Growth Index	17.36%	12.06%	16.58%	10.02%	8.39%

Russell 2000® Index	14.46%	8.21%	14.57%	8.82%	10.02%

Morningstar Quartile – Class T Shares	–	1st	1st	1st	1st

Morningstar Ranking – based on total return for Small Growth Funds	–	12/746	72/679	44/582	7/50

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

See important disclosures on the next page.

Janus Investment Fund | 5

Janus Venture Fund (unaudited)

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, and Class S Shares commenced operations on May 6, 2011. Performance shown for each class for periods prior to May 6, 2011, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on May 6, 2011. Performance shown for periods prior to May 6, 2011, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares commenced operations on May 31, 2012. Performance shown for periods prior to May 31, 2012 reflects the performance of the Fund’s Class T Shares, calculated using the fees and expenses of the Fund’s Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2015 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

Effective February 27, 2015, Jonathan Coleman is sole Portfolio Manager of the Fund.

See “Useful Information About Your Fund Report.”

*	The Fund’s inception date – April 30, 1985
(1)	Closed to new investors.

6 | MARCH 31, 2015

(unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(10/1/14)	(3/31/15)	(10/1/14 - 3/31/15)†	(10/1/14)	(3/31/15)	(10/1/14 - 3/31/15)†	(10/1/14 - 3/31/15)

Class A Shares	$1,000.00	$1,175.80	$5.59	$1,000.00	$1,019.80	$5.19	1.03%

Class C Shares	$1,000.00	$1,171.20	$9.74	$1,000.00	$1,015.96	$9.05	1.80%

Class D Shares	$1,000.00	$1,176.70	$4.45	$1,000.00	$1,020.84	$4.13	0.82%

Class I Shares	$1,000.00	$1,177.10	$4.13	$1,000.00	$1,021.14	$3.83	0.76%

Class N Shares	$1,000.00	$1,177.80	$3.64	$1,000.00	$1,021.59	$3.38	0.67%

Class S Shares	$1,000.00	$1,174.80	$6.34	$1,000.00	$1,019.10	$5.89	1.17%

Class T Shares	$1,000.00	$1,176.10	$4.99	$1,000.00	$1,020.34	$4.63	0.92%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund | 7

Janus Venture Fund

Schedule of Investments (unaudited)

As of March 31, 2015

Shares		Value
Common Stocks – 92.4%
Aerospace & Defense – 2.0%
991,268	HEICO Corp. – Class A	$49,107,417
462,101	Sparton Corp.*	11,321,474

		60,428,891
Air Freight & Logistics – 0.9%
695,412	Hub Group, Inc. – Class A*	27,322,738
Biotechnology – 5.2%
448,313	ACADIA Pharmaceuticals, Inc.*,#	14,610,521
478,463	Achillion Pharmaceuticals, Inc.*,#	4,717,645
334,847	Chimerix, Inc.*	12,620,383
1,223,486	Dyax Corp.*	20,499,508
299,909	Eagle Pharmaceuticals, Inc.*	12,563,188
313,093	Insys Therapeutics, Inc.*,#	18,200,096
1,198,140	Ironwood Pharmaceuticals, Inc.*	19,170,240
62,772	Ligand Pharmaceuticals, Inc.*	4,840,349
97,606	Medivation, Inc.*	12,598,006
235,365	OvaScience, Inc.*,#	8,174,227
65,692	Puma Biotechnology, Inc.*,#	15,510,538
139,166	Synageva BioPharma Corp.*,#	13,572,860

		157,077,561
Building Products – 1.3%
592,467	AO Smith Corp	38,901,383
Capital Markets – 3.1%
400,504	Artisan Partners Asset Management, Inc. – Class A	18,206,912
317,147	Financial Engines, Inc.#	13,266,259
899,410	LPL Financial Holdings, Inc.	39,448,123
1,002,262	WisdomTree Investments, Inc.#	21,508,542

		92,429,836
Chemicals – 1.9%
817,360	Sensient Technologies Corp.	56,299,757
Commercial Banks – 0.6%
483,251	Bank of the Ozarks, Inc.	17,846,459
Commercial Services & Supplies – 1.7%
466,150	ABM Industries, Inc.	14,851,539
1,121,886	Heritage-Crystal Clean, Inc.*,#,£	13,126,066
1,059,530	SP Plus Corp.*	23,150,731

		51,128,336
Diversified Consumer Services – 0.7%
657,763	ServiceMaster Global Holdings, Inc.*	22,199,501
Diversified Financial Services – 0.9%
454,066	MSCI, Inc.	27,838,787
Electrical Equipment – 2.4%
722,575	EnerSys	46,418,218
3,025,348	GrafTech International, Ltd.*	11,768,604
211,330	Polypore International, Inc.*	12,447,337

		70,634,159
Electronic Equipment, Instruments & Components – 4.4%
479,176	Belden, Inc.	44,831,707
1,635,433	CTS Corp.	29,421,440
273,665	FEI Co.	20,891,586
536,735	National Instruments Corp.	17,196,989
252,904	OSI Systems, Inc.*	18,780,651

		131,122,373
Energy Equipment & Services – 0.5%
229,807	Dril-Quip, Inc.*	15,716,501
Food & Staples Retailing – 1.4%
223,281	Casey’s General Stores, Inc.	20,117,618
688,565	Diplomat Pharmacy, Inc.*,§	22,620,049

		42,737,667
Health Care Equipment & Supplies – 5.2%
1,719,180	Endologix, Inc.*	29,346,403
112,146	HeartWare International, Inc.*,#	9,843,054
134,701	ICU Medical, Inc.*	12,546,051
449,925	Insulet Corp.*	15,004,999
355,675	LDR Holding Corp.*	13,031,932
949,592	Masimo Corp.*	31,317,544
1,481,967	Novadaq Technologies, Inc.*,#	24,067,144
706,447	Quidel Corp.*,#	19,059,940

		154,217,067
Health Care Providers & Services – 1.0%
704,134	Aceto Corp.	15,490,948
549,448	Capital Senior Living Corp.*	14,252,681

		29,743,629
Health Care Technology – 0.7%
161,365	athenahealth, Inc.*,#	19,265,367
Hotels, Restaurants & Leisure – 2.7%
88,046	Biglari Holdings, Inc.*	36,459,849
882,314	Diamond Resorts International, Inc.*	29,495,757
1,261,679	Domino’s Pizza Group PLC	14,504,890

		80,460,496
Industrial Conglomerates – 0.5%
794,130	Raven Industries, Inc.	16,247,900
Information Technology Services – 5.3%
586,427	Blackhawk Network Holdings, Inc. – Class B*	20,847,480
964,975	Broadridge Financial Solutions, Inc.	53,083,275
780,752	Euronet Worldwide, Inc.*	45,869,180
231,238	MAXIMUS, Inc.	15,437,449
224,995	WEX, Inc.*	24,155,463

		159,392,847
Internet Software & Services – 5.8%
1,059,287	ChannelAdvisor Corp.*,#	10,264,491
235,029	Cimpress NV*,#	19,831,747
93,607	CoStar Group, Inc.*	18,518,273
199,755	Demandware, Inc.*,#	12,165,079
1,610,513	Endurance International Group Holdings, Inc.*,#	30,696,378
298,320	Envestnet, Inc.*	16,729,786
475,126	HomeAway, Inc.*	14,334,551
480,792	j2 Global, Inc.	31,578,418
319,692	Textura Corp.*,#	8,689,229
119,843	Zillow Group, Inc. – Class A*,#	12,020,253

		174,828,205
Life Sciences Tools & Services – 0.7%
216,952	Bio-Techne Corp.	21,758,116
Machinery – 6.3%
134,572	CIRCOR International, Inc.	7,361,088
1,180,385	Kennametal, Inc.	39,767,171
385,304	Nordson Corp.	30,184,715
140,893	Photo Labs, Inc.*	9,862,510

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8 | MARCH 31, 2015

Schedule of Investments (unaudited)

As of March 31, 2015

Shares		Value
Machinery – (continued)
2,281,238	Rexnord Corp.*	$60,886,242
429,860	Wabtec Corp.	40,840,999

		188,902,725
Media – 1.9%
996,623	Manchester United PLC – Class A*,#	15,856,272
2,301,965	National CineMedia, Inc.	34,759,671
1,424,840	SFX Entertainment, Inc.*,#	5,827,596

		56,443,539
Oil, Gas & Consumable Fuels – 1.4%
670,739	DCP Midstream Partners LP#	24,783,806
441,839	Dominion Midstream Partners LP#	18,340,737

		43,124,543
Personal Products – 1.2%
1,134,913	Ontex Group NV*	34,408,619
Pharmaceuticals – 5.8%
1,173,257	Catalent, Inc.*	36,546,956
149,125	Concordia Healthcare Corp.#	10,025,665
769,882	Flamel Technologies SA (ADR)*,#	13,842,478
1,463,729	IGI Laboratories, Inc.*,#	11,944,029
215,954	Mallinckrodt PLC*	27,350,574
148,497	Pacira Pharmaceuticals, Inc.*	13,193,958
1,949,595	Pernix Therapeutics Holdings*,#,£	20,841,171
543,505	Prestige Brands Holdings, Inc.*	23,310,929
476,429	Relypsa, Inc.*	17,184,794

		174,240,554
Professional Services – 1.1%
262,006	Corporate Executive Board Co.	20,923,799
411,506	Paylocity Holding Corp.*	11,785,532

		32,709,331
Real Estate Investment Trusts (REITs) – 0.5%
864,506	Easterly Government Properties, Inc.*	13,875,321
Real Estate Management & Development – 1.5%
127,917	Jones Lang LaSalle, Inc.	21,797,057
253,471	RE/MAX Holdings, Inc. – Class A	8,417,772
767,166	St Joe Co.*,#	14,238,601

		44,453,430
Road & Rail – 1.1%
267,677	Old Dominion Freight Line, Inc.*	20,691,432
285,363	Saia, Inc.*	12,641,581

		33,333,013
Semiconductor & Semiconductor Equipment – 2.6%
3,665,746	Atmel Corp.	30,169,090
3,495,545	ON Semiconductor Corp.*	42,331,050
209,666	SolarEdge Technologies, Inc.*	4,597,975

		77,098,115
Software – 11.6%
797,151	ACI Worldwide, Inc.*	17,266,291
316,490	Advent Software, Inc.	13,960,374
708,937	Blackbaud, Inc.	33,589,435
2,561,351	Cadence Design Systems, Inc.*	47,231,313
469,411	FleetMatics Group PLC*,#	21,053,083
262,876	Guidewire Software, Inc.*	13,829,906
716,738	NICE Systems, Ltd. (ADR)	43,670,846
1,610,396	RealPage, Inc.*	32,433,376
1,031,397	Solera Holdings, Inc.	53,281,969
974,437	SS&C Technologies Holdings, Inc.	60,707,425
89,596	Tyler Technologies, Inc.*	10,799,006

		347,823,024
Specialty Retail – 3.3%
687,880	Hibbett Sports, Inc.*,#	33,747,393
225,492	Monro Muffler Brake, Inc.#	14,668,254
1,467,354	Sally Beauty Holdings, Inc.*	50,432,957

		98,848,604
Technology Hardware, Storage & Peripherals – 0.4%
203,068	Stratasys, Ltd.*,#	10,717,929
Textiles, Apparel & Luxury Goods – 3.2%
403,787	Carter’s, Inc.	37,338,184
427,377	Tumi Holdings, Inc.*	10,453,641
1,432,118	Wolverine World Wide, Inc.	47,904,347

		95,696,172
Trading Companies & Distributors – 1.6%
685,715	WESCO International, Inc.*,#	47,924,621

Total Common Stocks (cost $2,112,483,934)		2,767,197,116
Investment Companies – 17.8%
Exchange-Traded Funds (ETFs) – 2.6%
239,163	iShares Russell 2000® Growth†,#	36,245,153
335,992	iShares Russell 2000® Index Fund#	41,780,605

		78,025,758
Investments Purchased with Cash Collateral from Securities Lending – 10.7%
321,931,294	Janus Cash Collateral Fund LLC, 0.1041%°°,£	321,931,294
Money Markets – 4.5%
134,578,128	Janus Cash Liquidity Fund LLC, 0.1097%°°,£	134,578,128

Total Investment Companies (cost $527,941,264)		534,535,180
Total Investments (total cost $2,640,425,198) – 110.2%		3,301,732,296

Liabilities, net of Cash, Receivables and Other Assets – (10.2)%		(304,299,407)

Net Assets – 100%		$2,997,432,889

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

United States	$3,154,600,885	95.6%
Israel	48,268,821	1.5
Belgium	34,408,619	1.0
Canada	34,092,809	1.0
United Kingdom	30,361,162	0.9

Total	$3,301,732,296	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund | 9

Janus Venture Fund

Schedule of Investments (unaudited)

As of March 31, 2015

Schedule of Forward Currency Contracts, Open

			Unrealized
	Currency	Currency	Appreciation/
Counterparty/Currency and Settlement Date	Units Sold	Value	(Depreciation)

Bank of America:
British Pound 4/16/15	6,125,000	$9,083,629	$62,935
Canadian Dollar 4/16/15	15,000,000	11,842,542	(10,827)
Euro 4/16/15	15,775,000	16,963,096	(38,056)
Israeli Shekel 4/16/15	50,000,000	12,574,377	(136,799)

		50,463,644	(122,747)

Credit Suisse International:
British Pound 4/9/15	5,500,000	8,157,151	221,738
Canadian Dollar 4/9/15	14,400,000	11,369,828	57,407
Euro 4/9/15	9,570,000	10,289,714	257,220
Israeli Shekel 4/9/15	43,800,000	11,015,072	(93,890)

		40,831,765	442,475

HSBC Securities (USA), Inc.:
British Pound 4/9/15	8,110,000	12,028,090	198,811
Canadian Dollar 4/9/15	11,041,000	8,717,657	16,996
Euro 4/9/15	15,900,000	17,095,764	256,827

		37,841,511	472,634

JPMorgan Chase & Co.: Israeli Shekel 4/16/15	42,000,000	10,562,477	58,770

RBC Capital Markets Corp.: Israeli Shekel 4/16/15	44,000,000	11,065,452	(156,196)

Total		$150,764,849	$694,936

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10 | MARCH 31, 2015

Notes to Schedule of Investments and Other Information (unaudited)

Russell 2000® Growth Index	Measures the performance of those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index	Measures the performance of the 2,000 smallest companies in the Russell 3000® Index.

ADR	American Depositary Receipt

LLC	Limited Liability Company

LP	Limited Partnership

PLC	Public Limited Company

*	Non-income producing security.

†	A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of March 31, 2015, is noted below.

Fund	Aggregate Value

Janus Venture Fund	$34,098,750

°°	Rate shown is the 7-day yield as of March 31, 2015.

#	Loaned security; a portion of the security is on loan at March 31, 2015.

§	Schedule of Restricted and Illiquid Securities (as of March 31, 2015)

	Acquisition	Acquisition		Value as a
	Date	Cost	Value	% of Net Assets

Janus Venture Fund
Diplomat Pharmacy, Inc.	3/31/14	$11,529,002	$22,620,049	0.8%

The Fund has registration rights for certain restricted securities held as of March 31, 2015. The issuer incurs all registration costs.

£	The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Fund’s relative ownership, the following securities were considered affiliated companies for all or some portion of the period ended March 31, 2015. Unless otherwise indicated, all information in the table is for the period ended March 31, 2015.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 9/30/14	Purchases	Sales	at 3/31/15	Gain/(Loss)	Income	at 3/31/15

Janus Venture Fund
Heritage-Crystal Clean, Inc.	1,109,835	12,051	–	1,121,886	$–	$ –	$ 13,126,066
Janus Cash Collateral Fund LLC	217,514,548	619,602,836	(515,186,090)	321,931,294	–	991,578(1)	321,931,294
Janus Cash Liquidity Fund LLC	66,748,956	397,410,172	(329,581,000)	134,578,128	–	51,492	134,578,128
Pernix Therapeautics Holdings	1,928,653	20,942	–	1,949,595	–	–	20,841,171

Total					$–	$1,043,070	$490,476,659

(1)	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

Janus Investment Fund | 11

Notes to Schedule of Investments and Other Information (unaudited) (continued)

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2015. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of March 31, 2015)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Janus Venture Fund
Assets
Investments in Securities:
Common Stocks
Food & Staples Retailing	$ 20,117,618	$ 22,620,049	$–
Hotels, Restaurants & Leisure	65,955,606	14,504,890	–
Personal Products	–	34,408,619	–
All Other	2,609,590,334	–	–

Investment Companies	78,025,758	456,509,422	–

Total Investments in Securities	$2,773,689,316	$528,042,980	$–

Other Financial Instruments(a):
Forward Currency Contracts	$ –	$ 1,130,704	$–

Total Assets	$2,773,689,316	$529,173,684	$–

Liabilities
Other Financial Instruments(a):
Forward Currency Contracts	$ –	$ 435,768	$–

(a)	Other financial instruments include forward currency, futures, written options, and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options and swap contracts are reported at their market value at measurement date.

12 | MARCH 31, 2015

Statement of Assets and Liabilities

As of March 31, 2015 (unaudited)	Janus Venture Fund

Assets:
Investments, at cost	$2,640,425,198
Unaffiliated investments, at value(1)	$2,811,255,637
Affiliated investments, at value(2)	490,476,659
Cash	139
Forward currency contracts	1,130,704
Closed foreign currency contracts	32,927
Non-interested Trustees’ deferred compensation	58,868
Receivables:
Investments sold	32,070,863
Fund shares sold	4,423,865
Dividends	1,131,096
Dividends from affiliates	11,744
Other assets	52,253
Total Assets	3,340,644,755
Liabilities:
Collateral for securities loaned (Note 3)	321,931,294
Forward currency contracts	435,768
Closed foreign currency contracts	218,635
Payables:
Investments purchased	14,937,242
Fund shares repurchased	3,202,550
Advisory fees	1,597,288
Fund administration fees	24,957
Transfer agent fees and expenses	569,175
12b-1 Distribution and shareholder servicing fees	28,664
Non-interested Trustees’ fees and expenses	15,382
Non-interested Trustees’ deferred compensation fees	58,868
Accrued expenses and other payables	192,043
Total Liabilities	343,211,866
Net Assets	$2,997,432,889

See footnotes at the end of the Statement.
See Notes to Financial Statements.

Janus Investment Fund | 13

Statement of Assets and Liabilities  (continued)

As of March 31, 2015 (unaudited)	Janus Venture Fund

Net Assets Consist of:
Capital (par value and paid-in surplus)	$2,250,932,967
Undistributed net investment income/(loss)	(3,152,592)
Undistributed net realized gain/(loss) from investments and foreign currency transactions	87,608,829
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	662,043,685
Total Net Assets	$2,997,432,889
Net Assets - Class A Shares	$50,413,477
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	747,621
Net Asset Value Per Share(3)	$67.43
Maximum Offering Price Per Share(4)	$71.54
Net Assets - Class C Shares	$16,888,966
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	260,316
Net Asset Value Per Share(3)	$64.88
Net Assets - Class D Shares	$1,527,048,795
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	22,284,735
Net Asset Value Per Share	$68.52
Net Assets - Class I Shares	$298,048,843
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,341,729
Net Asset Value Per Share	$68.65
Net Assets - Class N Shares	$10,504,371
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	152,643
Net Asset Value Per Share	$68.82
Net Assets - Class S Shares	$11,498,464
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	171,149
Net Asset Value Per Share	$67.18
Net Assets - Class T Shares	$1,083,029,973
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	15,929,895
Net Asset Value Per Share	$67.99

(1)	Includes $313,578,514 of securites on loan. See Note 3 in Notes to Financial Statements.
(2)	Includes $646,800 of securities on loan. See Note 3 in Notes to Financial Statements.
(3)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(4)	Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

14 | MARCH 31, 2015

Statement of Operations

For the period ended March 31, 2015 (unaudited)	Janus Venture Fund

Investment Income:
Affiliated securities lending income, net	$991,578
Dividends	7,035,113
Dividends from affiliates	51,492
Foreign tax withheld	(47,636)
Total Investment Income	8,030,547
Expenses:
Advisory fees	8,357,012
12b-1 Distribution and shareholder servicing fees:
Class A Shares	35,745
Class C Shares	56,134
Class S Shares	10,905
Transfer agent administrative fees and expenses:
Class D Shares	862,176
Class S Shares	10,905
Class T Shares	1,096,699
Transfer agent networking and omnibus fees:
Class A Shares	13,868
Class C Shares	6,481
Class I Shares	99,152
Other transfer agent fees and expenses:
Class A Shares	1,572
Class C Shares	829
Class D Shares	111,056
Class I Shares	5,650
Class N Shares	54
Class S Shares	46
Class T Shares	4,929
Shareholder reports expense	122,970
Registration fees	93,995
Custodian fees	10,920
Professional fees	33,191
Non-interested Trustees’ fees and expenses	29,009
Fund administration fees	109,224
Other expenses	62,771
Total Expenses	11,135,293
Less: Excess Expense Reimbursement	(46)
Net Expenses	11,135,247
Net Investment Income/(Loss)	(3,104,700)
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	136,190,677
Total Net Realized Gain/(Loss) on Investments	136,190,677
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	286,699,319
Total Change in Unrealized Net Appreciation/Depreciation	286,699,319
Net Increase/(Decrease) in Net Assets Resulting from Operations	$419,785,296

See Notes to Financial Statements.

Janus Investment Fund | 15

Statements of Changes in Net Assets

	Janus Venture
	Fund
For the period ended March 31 (unaudited) and the year ended September 30	2015	2014

Operations:
Net investment income/(loss)	$(3,104,700)	$(4,325,799)
Net realized gain/(loss) on investments	136,190,677	248,356,225
Change in unrealized net appreciation/depreciation	286,699,319	(106,994,436)
Net Increase/(Decrease) in Net Assets Resulting from Operations	419,785,296	137,035,990
Dividends and Distributions to Shareholders:
Net Realized Gain from Investment Transactions
Class A Shares	(1,973,328)	(7,243,110)
Class C Shares	(1,073,412)	(862,562)
Class D Shares	(143,461,693)	(203,840,778)
Class I Shares	(22,650,603)	(20,128,824)
Class N Shares	(681,803)	(1,039,789)
Class S Shares	(860,870)	(919,357)
Class T Shares	(84,366,121)	(103,805,136)
Net Decrease from Dividends and Distributions to Shareholders	(255,067,830)	(337,839,556)
Capital Share Transactions:
Shares Sold
Class A Shares	34,248,969	17,515,218
Class C Shares	8,147,265	4,888,512
Class D Shares	32,095,924	79,819,813
Class I Shares	85,971,839	121,173,390
Class N Shares	3,668,606	2,576,291
Class S Shares	4,679,555	3,802,604
Class T Shares	307,498,082	288,964,867
Reinvested Dividends and Distributions
Class A Shares	1,971,599	7,237,855
Class C Shares	1,071,501	858,572
Class D Shares	138,049,764	196,581,536
Class I Shares	21,979,796	19,123,185
Class N Shares	681,803	1,039,789
Class S Shares	858,052	919,357
Class T Shares	82,310,252	101,318,138
Shares Repurchased
Class A Shares	(5,104,223)	(47,925,485)
Class C Shares	(893,896)	(1,653,918)
Class D Shares	(72,694,677)	(149,372,724)
Class I Shares	(32,043,596)	(50,539,751)
Class N Shares	(929,677)	(3,228,340)
Class S Shares	(1,329,768)	(3,405,974)
Class T Shares	(91,432,917)	(243,759,158)
Net Increase/(Decrease) from Capital Share Transactions	518,804,253	345,933,777
Net Increase/(Decrease) in Net Assets	683,521,719	145,130,211
Net Assets:
Beginning of period	2,313,911,170	2,168,780,959
End of period	$2,997,432,889	$2,313,911,170

Undistributed Net Investment Income/(Loss)	$(3,152,592)	$(47,892)

See Notes to Financial Statements.

16 | MARCH 31, 2015

Financial Highlights

Class A Shares

For a share outstanding during the period ended March 31, 2015	Janus Venture Fund
(unaudited) and each year or period ended September 30	2015	2014	2013	2012	2011(1)

Net Asset Value, Beginning of Period	$63.79	$70.71	$60.33	$50.20	$60.66
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.16)(2)	(0.34)(2)	(0.42)	(0.11)	0.04
Net gain/(loss) on investments (both realized and unrealized)	10.85	4.36	17.45	14.32	(10.50)
Total from Investment Operations	10.69	4.02	17.03	14.21	(10.46)
Less Distributions:
Dividends (from net investment income)	–	–	–	–	–
Distributions (from capital gains)	(7.05)	(10.94)	(6.65)	(4.08)	–
Total Distributions	(7.05)	(10.94)	(6.65)	(4.08)	–
Net Asset Value, End of Period	$67.43	$63.79	$70.71	$60.33	$50.20
Total Return*	17.58%	6.05%	31.76%	29.59%	(17.24)%
Net Assets, End of Period (in thousands)	$50,413	$16,621	$44,205	$209,254	$349
Average Net Assets for the Period (in thousands)	$28,674	$45,860	$243,045	$31,344	$217
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets**	1.03%	1.17%	1.14%	1.08%	1.03%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets**	1.03%	1.17%	1.14%	1.08%	1.03%
Ratio of Net Investment Income/(Loss) to Average Net Assets**	(0.48)%	(0.51)%	(0.04)%	(0.48)%	(0.23)%
Portfolio Turnover Rate	24%	47%	92%	51%	54%

Class C Shares

For a share outstanding during the period ended March 31, 2015 (unaudited)	Janus Venture Fund
and each year or period ended September 30	2015	2014	2013	2012	2011(1)

Net Asset Value, Beginning of Period	$61.85	$69.27	$59.57	$49.97	$60.66
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.39)(2)	(0.72)(2)	0.07	(0.14)	(0.08)
Net gain/(loss) on investments (both realized and unrealized)	10.47	4.24	16.28	13.82	(10.61)
Total from Investment Operations	10.08	3.52	16.35	13.68	(10.69)
Less Distributions:
Dividends (from net investment income)	–	–	–	–	–
Distributions (from capital gains)	(7.05)	(10.94)	(6.65)	(4.08)	–
Total Distributions	(7.05)	(10.94)	(6.65)	(4.08)	–
Net Asset Value, End of Period	$64.88	$61.85	$69.27	$59.57	$49.97
Total Return*	17.12%	5.37%	30.95%	28.62%	(17.62)%
Net Assets, End of Period (in thousands)	$16,889	$7,926	$4,469	$413	$36
Average Net Assets for the Period (in thousands)	$11,258	$6,549	$1,655	$108	$15
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets**	1.80%	1.82%	1.80%	1.75%	3.04%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets**	1.80%	1.82%	1.80%	1.75%	2.11%
Ratio of Net Investment Income/(Loss) to Average Net Assets**	(1.23)%	(1.14)%	(0.51)%	(1.11)%	(1.47)%
Portfolio Turnover Rate	24%	47%	92%	51%	54%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Period from May 6, 2011 (inception date) through September 30, 2011.
(2)	Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund | 17

Financial Highlights  (continued)

Class D Shares

For a share outstanding during the period ended
March 31, 2015 (unaudited) and each year or	Janus Venture Fund
period ended September 30	2015	2014	2013	2012	2011	2010(1)

Net Asset Value, Beginning of Period	$64.67	$71.33	$60.63	$50.30	$47.12	$41.61
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.06)(2)	(0.10)(2)	0.23	(0.20)	(0.01)	0.03
Net gain/(loss) on investments (both realized and unrealized)	10.96	4.38	17.12	14.61	3.19	5.48
Total from Investment Operations	10.90	4.28	17.35	14.41	3.18	5.51
Less Distributions:
Dividends (from net investment income)	–	–	–	–	–	–
Distributions (from capital gains)	(7.05)	(10.94)	(6.65)	(4.08)	–	–
Total Distributions	(7.05)	(10.94)	(6.65)	(4.08)	–	–
Net Asset Value, End of Period	$68.52	$64.67	$71.33	$60.63	$50.30	$47.12
Total Return*	17.67%	6.40%	32.16%	29.95%	6.75%	13.24%
Net Assets, End of Period (in thousands)	$1,527,049	$1,340,281	$1,332,186	$1,052,828	$846,012	$842,433
Average Net Assets for the Period (in thousands)	$1,440,907	$1,375,889	$1,141,628	$997,625	$966,040	$823,838
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets**	0.82%	0.82%	0.84%	0.83%	0.85%	0.87%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets**	0.82%	0.82%	0.84%	0.83%	0.85%	0.87%
Ratio of Net Investment Income/(Loss) to Average Net Assets**	(0.19)%	(0.15)%	0.35%	(0.11)%	(0.20)%	(0.39)%
Portfolio Turnover Rate	24%	47%	92%	51%	54%	58%

Class I Shares

For a share outstanding during the period ended March 31, 2015	Janus Venture Fund
(unaudited) and each year or period ended September 30	2015	2014	2013	2012	2011(3)

Net Asset Value, Beginning of Period	$64.76	$71.37	$60.61	$50.25	$60.66
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.05)(2)	(0.04)(2)	0.24	(0.14)	0.02
Net gain/(loss) on investments (both realized and unrealized)	10.99	4.37	17.17	14.58	(10.43)
Total from Investment Operations	10.94	4.33	17.41	14.44	(10.41)
Less Distributions:
Dividends (from net investment income)	–	–	–	–	–
Distributions (from capital gains)	(7.05)	(10.94)	(6.65)	(4.08)	–
Total Distributions	(7.05)	(10.94)	(6.65)	(4.08)	–
Net Asset Value, End of Period	$68.65	$64.76	$71.37	$60.61	$50.25
Total Return*	17.71%	6.48%	32.28%	30.04%	(17.16)%
Net Assets, End of Period (in thousands)	$298,049	$206,130	$128,788	$29,810	$1,557
Average Net Assets for the Period (in thousands)	$241,712	$147,267	$77,403	$21,852	$388
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets**	0.76%	0.75%	0.75%	0.72%	0.81%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets**	0.76%	0.75%	0.75%	0.72%	0.81%
Ratio of Net Investment Income/(Loss) to Average Net Assets**	(0.15)%	(0.06)%	0.35%	(0.03)%	(0.08)%
Portfolio Turnover Rate	24%	47%	92%	51%	54%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Period from February 16, 2010 (inception date) through September 30, 2010.
(2)	Per share amounts are calculated based on average shares outstanding during the year or period.
(3)	Period from May 6, 2011 (inception date) through September 30, 2011.

See Notes to Financial Statements.

18 | MARCH 31, 2015

Class N Shares

For a share outstanding during the period ended March 31, 2015 (unaudited) and each	Janus Venture Fund
year or period ended September 30	2015	2014	2013	2012(1)

Net Asset Value, Beginning of Period	$64.87	$71.43	$60.62	$56.72
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.03)(2)	(0.01)(2)	0.29	(0.02)
Net gain/(loss) on investments (both realized and unrealized)	11.03	4.39	17.17	3.92
Total from Investment Operations	11.00	4.38	17.46	3.90
Less Distributions:
Dividends (from net investment income)	–	–	–	–
Distributions (from capital gains)	(7.05)	(10.94)	(6.65)	–
Total Distributions	(7.05)	(10.94)	(6.65)	–
Net Asset Value, End of Period	$68.82	$64.87	$71.43	$60.62
Total Return*	17.78%	6.55%	32.37%	6.88%
Net Assets, End of Period (in thousands)	$10,504	$6,486	$6,736	$3,807
Average Net Assets for the Period (in thousands)	$7,672	$6,525	$5,487	$266
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets**	0.67%	0.68%	0.69%	0.92%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets**	0.67%	0.68%	0.69%	0.91%
Ratio of Net Investment Income/(Loss) to Average Net Assets**	(0.08)%	(0.01)%	0.48%	(0.58)%
Portfolio Turnover Rate	24%	47%	92%	51%

Class S Shares

For a share outstanding during the period ended March 31, 2015 (unaudited)	Janus Venture Fund
and each year or period ended September 30	2015	2014	2013	2012	2011(3)

Net Asset Value, Beginning of Period	$63.63	$70.57	$60.26	$50.16	$60.66
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.19)(2)	(0.32)(2)	0.09	(0.08)	(0.01)
Net gain/(loss) on investments (both realized and unrealized)	10.79	4.32	16.87	14.26	(10.49)
Total from Investment Operations	10.60	4.00	16.96	14.18	(10.50)
Less Distributions:
Dividends (from net investment income)	–	–	–	–	–
Distributions (from capital gains)	(7.05)	(10.94)	(6.65)	(4.08)	–
Total Distributions	(7.05)	(10.94)	(6.65)	(4.08)	–
Net Asset Value, End of Period	$67.18	$63.63	$70.57	$60.26	$50.16
Total Return*	17.48%	6.03%	31.67%	29.55%	(17.31)%
Net Assets, End of Period (in thousands)	$11,498	$6,792	$6,069	$189	$8
Average Net Assets for the Period (in thousands)	$8,748	$6,387	$2,060	$37	$9
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets**	1.17%	1.18%	1.21%	1.20%	1.18%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets**	1.17%	1.18%	1.21%	1.18%	1.18%
Ratio of Net Investment Income/(Loss) to Average Net Assets**	(0.58)%	(0.49)%	0.01%	(0.53)%	(0.59)%
Portfolio Turnover Rate	24%	47%	92%	51%	54%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Period from May 31, 2012 (inception date) through September 30, 2012.
(2)	Per share amounts are calculated based on average shares outstanding during the year or period.
(3)	Period from May 6, 2011 (inception date) through September 30, 2011.

See Notes to Financial Statements.

Janus Investment Fund | 19

Financial Highlights  (continued)

Class T Shares

For a share outstanding during the period ended
March 31, 2015 (unaudited), each year or period	Janus Venture Fund
ended September 30 and the year ended October 31	2015	2014	2013	2012	2011	2010(1)	2009

Net Asset Value, Beginning of Period	$64.25	$70.99	$60.43	$50.21	$47.08	$38.68	$29.82
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.10)(2)	(0.16)(2)	0.15	(0.11)	(0.06)	(0.13)	–(3)
Net gain/(loss) on investments (both realized and unrealized)	10.89	4.36	17.06	14.41	3.19	8.53	8.86
Total from Investment Operations	10.79	4.20	17.21	14.30	3.13	8.40	8.86
Less Distributions:
Dividends (from net investment income)	–	–	–	–	–	–	–
Distributions (from capital gains)	(7.05)	(10.94)	(6.65)	(4.08)	–	–	–
Total Distributions	(7.05)	(10.94)	(6.65)	(4.08)	–	–	–
Net Asset Value, End of Period	$67.99	$64.25	$70.99	$60.43	$50.21	$47.08	$38.68
Total Return*	17.61%	6.31%	32.03%	29.77%	6.65%	21.72%	29.71%
Net Assets, End of Period (in thousands)	$1,083,030	$729,674	$646,328	$498,625	$219,453	$206,712	$921,384
Average Net Assets for the Period (in thousands)	$879,769	$724,733	$618,311	$345,919	$239,806	$458,457	$776,334
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets**	0.92%	0.93%	0.94%	0.95%	0.96%	0.92%	0.93%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets**	0.92%	0.92%	0.94%	0.94%	0.96%	0.92%	0.93%
Ratio of Net Investment Income/(Loss) to Average Net Assets**	(0.32)%	(0.25)%	0.18%	(0.23)%	(0.31)%	(0.47)%	(0.48)%
Portfolio Turnover Rate	24%	47%	92%	51%	54%	58%	40%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Per share amounts are calculated based on average shares outstanding during the year or period.
(3)	Less than $0.005 on a per share basis.

See Notes to Financial Statements.

20 | MARCH 31, 2015

Notes to Financial Statements (unaudited)

1.	Organization and Significant Accounting Policies

Janus Venture Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-seven funds which include multiple series of shares, with differing investment objectives and policies. The Fund invests primarily in equity securities. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans. Class N Shares also are available to Janus proprietary products.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that

Janus Investment Fund | 21

Notes to Financial Statements (unaudited) (continued)

may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be valued on an amortized cost basis. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary
Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2015 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The following table shows the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Transfers Out
of Level 3
Fund	to Level 2

Janus Venture Fund	$11,529,002

Financial assets were transferred out of Level 3 to Level 2 since certain security’s prices were determined using other significant observable inputs at the end of the current period and significant unobservable inputs at the end of the prior fiscal year.

22 | MARCH 31, 2015

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Fund. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications
In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations
The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions
The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2.	Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is

Janus Investment Fund | 23

Notes to Financial Statements (unaudited) (continued)

derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended March 31, 2015 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of this section.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

•	Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

•	Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

24 | MARCH 31, 2015

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported on the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/(depreciation) (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

The following table provides average ending monthly currency value amounts on sold forward currency contracts during the period ended March 31, 2015.

Fund	Sold

Janus Venture Fund	$30,671,174

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of March 31, 2015.

Fair Value of Derivative Instruments as of March 31, 2015

Derivatives not accounted for as	Asset Derivatives		Liability Derivatives
hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Janus Venture Fund
Currency Contracts	Forward currency contracts	$1,130,704	Forward currency contracts	$435,768

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the period ended March 31, 2015.

The effect of Derivative Instruments on the Statement of Operations for the period ended March 31, 2015

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Investments and foreign
Derivatives not accounted for as hedging instruments	currency transactions

Janus Venture Fund
Currency Contracts	$432,089

Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income
Investments, foreign
currency translations and
non-interested Trustees’
Derivatives not accounted for as hedging instruments	deferred compensation

Janus Venture Fund
Currency Contracts	$694,936

Please see the Fund’s Statement of Operations for the Fund’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

3.	Other Investments and Strategies

Additional Investment Risk
The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with

Janus Investment Fund | 25

Notes to Financial Statements (unaudited) (continued)

the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. As a result, financial markets in the EU have been subject to increased volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties
Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the “Offsetting Assets and Liabilities” section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Exchange-Traded Funds
The Fund may invest in exchange-traded funds (“ETFs”) to gain exposure to a particular portion of the market. ETFs are typically open-end investment companies, which may be managed or unmanaged, that generally seek to track the performance of a specific index. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses.

Offsetting Assets and Liabilities
The Fund presents gross and net information about transactions that are either offset in the financial

26 | MARCH 31, 2015

statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Fund does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following tables present gross amounts of recognized assets and liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see either the “Fair Value of Derivative Instruments as of March 31, 2015” table located in Note 2 of these Notes to Financial Statements and/or the Fund’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
Counterparty	of Recognized Assets	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount

Bank of America	$ 62,935	$ (62,935)	$ –	$ –
Credit Suisse International	536,365	(93,890)	–	442,475
Deutsche Bank AG	314,225,314	–	(314,225,314)	–
HSBC Securities (USA), Inc.	472,634	–	–	472,634
JPMorgan Chase & Co.	58,770	–	–	58,770

Total	$315,356,018	$(156,825)	$(314,225,314)	$973,879

Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts
Counterparty	of Recognized Liabilities	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount

Bank of America	$185,682	$ (62,935)	$–	$122,747
Credit Suisse International	93,890	(93,890)	–	–
RBC Capital Markets Corp.	156,196	–	–	156,196

Total	$435,768	$(156,825)	$–	$278,943

(a)	Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.
(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Upon receipt of cash collateral, Janus Capital intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The Fund does not exchange collateral on its forward currency contracts with its counterparties; however, the Fund will segregate cash or high-grade securities in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. Such segregated assets, if with the Fund’s custodian, are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their market value

Janus Investment Fund | 27

Notes to Financial Statements (unaudited) (continued)

equals or exceeds the current market value of the Fund’s corresponding forward currency contracts.

Real Estate Investing
The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions
Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending
Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments. Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following

28 | MARCH 31, 2015

table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

	Average Daily
	Net Assets	Contractual Investment
Fund	of the Fund	Advisory Fee (%)

Janus Venture Fund	All Asset Levels	0.64

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the transfer agency agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate shown below. Janus Capital has agreed to continue the waiver until at least February 1, 2016.

Expense
Fund	Limit (%)

Janus Venture Fund	0.92

If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the transfer agency agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares, and receives reimbursement for its out-of-pocket costs on all other share classes. Included in out-of-pocket expenses are the expenses Janus Services incurs for serving as transfer agent and providing servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’

Janus Investment Fund | 29

Notes to Financial Statements (unaudited) (continued)

average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). The Fund also pays for salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. Some expenses related to compensation payable to the Fund’s Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $307,757 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended March 31, 2015. The Fund’s portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of March 31, 2015 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended March 31, 2015 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $135,000 were paid by the Trust to a Trustee under the Deferred Plan during the period ended March 31, 2015.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Fund’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2015 can be found in a table located in the Notes to Schedule of Investments and Other Information.

30 | MARCH 31, 2015

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the period ended March 31, 2015, Janus Distributors retained the following upfront sales charges:

Upfront
Fund (Class A Shares)	Sales Charge

Janus Venture Fund	$13,627

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the period ended March 31, 2015.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended March 31, 2015, redeeming shareholders of Class C Shares paid the following CDSCs:

Fund (Class C Shares)	CDSC

Janus Venture Fund	$1,457

5.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2015 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

				Net Tax
	Federal Tax	Unrealized	Unrealized	Appreciation/
Fund	Cost	Appreciation	(Depreciation)	(Depreciation)

Janus Venture Fund	$2,639,794,080	$728,633,792	$(66,695,576)	$661,938,216

6.	Capital Share Transactions

For the period ended March 31 (unaudited)	Janus Venture Fund
and the year ended September 30	2015	2014

Transactions in Fund Shares – Class A Shares:
Shares sold	533,676	264,806
Reinvested dividends and distributions	31,430	116,122
Shares repurchased	(78,064)	(745,484)
Net Increase/(Decrease) in Fund Shares	487,042	(364,556)
Shares Outstanding, Beginning of Period	260,579	625,135
Shares Outstanding, End of Period	747,621	260,579
Transactions in Fund Shares – Class C Shares:
Shares sold	128,843	76,052
Reinvested dividends and distributions	17,716	14,135
Shares repurchased	(14,398)	(26,551)
Net Increase/(Decrease) in Fund Shares	132,161	63,636
Shares Outstanding, Beginning of Period	128,155	64,519
Shares Outstanding, End of Period	260,316	128,155

Janus Investment Fund | 31

Notes to Financial Statements (unaudited) (continued)

For the period ended March 31 (unaudited)	Janus Venture Fund
and the year ended September 30	2015	2014

Transactions in Fund Shares – Class D Shares:
Shares sold	483,212	1,197,745
Reinvested dividends and distributions	2,166,846	3,119,846
Shares repurchased	(1,088,883)	(2,269,979)
Net Increase/(Decrease) in Fund Shares	1,561,175	2,047,612
Shares Outstanding, Beginning of Period	20,723,560	18,675,948
Shares Outstanding, End of Period	22,284,735	20,723,560
Transactions in Fund Shares – Class I Shares:
Shares sold	1,302,130	1,845,456
Reinvested dividends and distributions	344,457	303,254
Shares repurchased	(487,853)	(770,352)
Net Increase/(Decrease) in Fund Shares	1,158,734	1,378,358
Shares Outstanding, Beginning of Period	3,182,995	1,804,637
Shares Outstanding, End of Period	4,341,729	3,182,995
Transactions in Fund Shares – Class N Shares:
Shares sold	56,133	39,094
Reinvested dividends and distributions	10,661	16,468
Shares repurchased	(14,133)	(49,887)
Net Increase/(Decrease) in Fund Shares	52,661	5,675
Shares Outstanding, Beginning of Period	99,982	94,307
Shares Outstanding, End of Period	152,643	99,982
Transactions in Fund Shares – Class S Shares:
Shares sold	71,138	58,655
Reinvested dividends and distributions	13,724	14,788
Shares repurchased	(20,450)	(52,700)
Net Increase/(Decrease) in Fund Shares	64,412	20,743
Shares Outstanding, Beginning of Period	106,737	85,994
Shares Outstanding, End of Period	171,149	106,737
Transactions in Fund Shares – Class T Shares:
Shares sold	4,665,623	4,373,658
Reinvested dividends and distributions	1,301,759	1,617,467
Shares repurchased	(1,395,120)	(3,738,079)
Net Increase/(Decrease) in Fund Shares	4,572,262	2,253,046
Shares Outstanding, Beginning of Period	11,357,633	9,104,587
Shares Outstanding, End of Period	15,929,895	11,357,633

7.	Purchases and Sales of Investment Securities

For the period ended March 31, 2015, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

Janus Venture Fund	$793,004,581	$605,360,218	$–	$–

32 | MARCH 31, 2015

8.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to March 31, 2015 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund | 33

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 10, 2014, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2015 through January 1 or February 1, 2016, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services
The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service

34 | MARCH 31, 2015

providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed institutional competitive advantages that should be able to provide superior investment management returns over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds
The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has improved: for the 36 months ended September 30, 2014, approximately 64% of the Funds were in the top two Lipper quartiles of performance, and for the 12 months ended September 30, 2014, approximately 57% of the Funds were in the top two Lipper quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the

Janus Investment Fund | 35

Additional Information (unaudited) (continued)

second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

Value Funds

•	For Perkins International Value Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014.

•	For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

Mathematical Funds

•	For INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH International Managed Volatility Fund (formerly named INTECH International Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund), the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for

36 | MARCH 31, 2015

the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of under-performance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and in the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and that the performance trend was improving.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the first Lipper

Janus Investment Fund | 37

Additional Information (unaudited) (continued)

quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s

38 | MARCH 31, 2015

underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and its limited performance history.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory agreement(s).

Costs of Services Provided
The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the mean management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

In this regard, the independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 19% below the mean total expenses of their respective Lipper Expense Group peers and 29% below the mean total expenses for their Lipper Expense Universes; (3) management fees for the Funds, on average, were 15% below the mean management fees for their Expense Groups and 20% below the mean for their Expense Universes; and (4) Janus fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered how the total expenses for each share class of each Fund compared to the mean total expenses for its Lipper Expense Group peers and to mean total expenses for its Lipper Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus

Janus Investment Fund | 39

Additional Information (unaudited) (continued)

Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) the average spread between management fees charged to the Funds and those charged to Janus Capital’s institutional accounts is reasonable relative to the average spreads seen in the industry; and (4) the retained fee margins implied by Janus Capital’s subadvised fees when compared to its mutual fund fees are reasonable relative to retained fee margins in the industry.

The Trustees considered the fees for each Fund for its fiscal year ended in 2013, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Bond Fund, the Trustees noted that although the Fund’s total expenses were equal to or below the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

•	For Perkins International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also

40 | MARCH 31, 2015

noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Mathematical Funds

•	For INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH International Managed Volatility Fund (formerly named INTECH International Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that

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Additional Information (unaudited) (continued)

Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that, although the Fund’s total expenses were above the peer group mean for its sole share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable limit.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

42 | MARCH 31, 2015

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

In this regard, the independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale
The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that their independent fee consultant had provided analysis of economies of scale during prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, the base contractual management fee rate paid by most of the Funds, before any adjustment for performance, if applicable, was below the mean contractual management fee rate of the Fund’s peer group identified by an independent data provider. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

In this regard, the independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, it could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief

Janus Investment Fund | 43

Additional Information (unaudited) (continued)

that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital
The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

44 | MARCH 31, 2015

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was March 31, 2015. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices.

When comparing the performance of the Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Fund invested in the index.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will

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Useful Information About Your Fund Report (unaudited) (continued)

notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or

46 | MARCH 31, 2015

investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund | 47

Notes

48 | MARCH 31, 2015

Notes

Janus Investment Fund | 49

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC.

Funds distributed by Janus Distributors LLC

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-0515-87467	125-24-93056 05-15

semiannual report
March 31, 2015

Janus Global Research Fund

Janus Investment Fund

highlights

•	Portfolio management perspective
•	Investment strategy behind your fund
•	Fund performance, characteristics and holdings

            Janus Global Research Fund

Janus Global Research Fund (unaudited)

FUND SNAPSHOT We seek to create a diversified, high-conviction portfolio reflecting the best ideas of the Janus research team.	Team-Based Approach Led by Carmel Wellso, Director of Research

PERFORMANCE

Janus Global Research Fund’s Class T Shares returned 8.59% over the six-month period ended March 31, 2015. The Fund’s primary benchmark, the MSCI World Index, returned 3.35%, and its secondary benchmark, the MSCI All Country World Index, returned 2.73% during the period.

MARKET ENVIRONMENT

Global equity markets started the period with a surge in volatility, which soon subsided as investors were comforted by a series of accommodative measures by major central banks. The European Central Bank (ECB) announced that it would raise the level of its balance sheet by 1 trillion euros; the Bank of Japan enacted unprecedented easing; and the People’s Bank of China unexpectedly lowered a key interest rate. These initiatives diverged from the path taken by the U.S. Federal Reserve (Fed), which remained on track to initiate rate hikes in 2015. Volatility spiked again in January as investors feared that crude oil’s precipitous slide could be a consequence of slowing global growth, rather than solely of elevated North American production. Indeed, growth data outside of the U.S. remained muted. China’s fourth quarter GDP expanded by 7.3%, well below its 25-year average. Europe contributed to market angst as prices within the eurozone entered deflationary territory and Syriza, an anti-austerity party, emerged victorious in Greece’s parliamentary election. European stocks regained favor upon the ECB announcement that it would christen its own version of quantitative easing by purchasing 60 billion euros in bonds monthly. As yields on many short- and mid-term European bonds turned negative, the region’s stocks took off. The corresponding slide in the euro drove the U.S. dollar to levels that caused investors to worry that U.S. corporate earnings would suffer. Shrugging this off, U.S. indices reached record levels in early March. Despite yet another strong jobs report, which fueled speculation of a June rate increase, the Fed’s late-March statement included downwardly revised growth expectations, which investors interpreted as dovish.

PERFORMANCE DISCUSSION

Our outperformance for the period was driven by strong stock selection on the health care and financial sectors. In fact, five of the 10 largest contributors to performance were health care companies. The catalyst for the sector was robust merger and acquisition activity, as evidenced by our top contributor, Pharmacyclics. The biotechnology company’s stock surged in January on consensus-beating earnings from the prior quarter as well as upbeat guidance for its blood-cancer drug, Imbruvica. It was then announced that AbbVie would acquire Pharmacyclics for $21 billion. We sold our position following the announcement.

U.S. supermarket chain Kroger contributed to relative outperformance as well. The company’s gains were partly a consequence of investors’ rising confidence in management, which has translated into a rerating of its stock. The company has been able to expand margins and is doing well against mainline supermarket competitors in addition to down-market retailers. The continued strength of the U.S. consumer has been an additional tailwind.

Apple was also a strong performer. The electronic-device company benefited from positive sentiment in the aftermath of its astounding fourth quarter earnings results, the first full reporting period to include its highly popular iPhone 6, launched in September. In February, the company’s stock reached a new record, pushing its market capitalization above $700 billion. We think Apple still has strong opportunities as its ecosystem continues to attract new and potentially long-term subscribers onto its platform and increase its addressable market as lower price points draw new customers.

The lone sector to detract from relative performance was energy, which was weighed down by the collapse in crude prices that accelerated during the autumn. Integrated oil company Royal Dutch Shell detracted from results as the company reported weaker than expected earnings in early 2015. In March, the company signaled that it may be attempting to preserve cash should it be forced to compensate for earthquake damages purportedly caused by drilling activity in the Groningen oilfield in the northern part of the Netherlands.

Noble Energy also weighed on performance. While we like that Noble has a diversified, global production base, we exited the position during the period in favor of energy companies with more attractive risk/return profiles in the current oil price environment.

Janus Investment Fund | 1

Janus Global Research Fund (unaudited)

MEG Energy was caught up in the sell-off. Even in a tepid energy price environment, we like this company as it remains profitable with a price per barrel in the $50 range. Management has been disciplined in reining in capital expenditure during this period of low prices as the company sees the value of keeping assets in the ground until market conditions are more favorable. The company’s balance sheet is excellent with its first bonds not maturing until 2021.

OUTLOOK

Most equity markets were positive for the period, with Europe experiencing strong gains in the wake of the ECB’s monetary policy announcement. We had expected that a lower euro could drive export growth and highlight operating leverage in many companies that had improved cost structures. We think profit growth could surprise at many companies in Europe. With regard to Greece, we expect that the country’s and European politicians lower the stakes and do what they do so well: find an interim solution to kick the problem down the road.

The Japanese market has been strong while the yen falls but we are missing the structural reform the country needs. Japan needs to break its deflationary spiral and improve its economy. A weaker yen helps competitiveness but without reform to labor rules, to corporate taxation, to the pension and health care system, and to other core issues, the country risks a short-term boost without a long-term solution. There are some bright spots for equities. For one, there are a lot of buyers as companies, the government pension plans and central banks are buying shares.

In the U.S., the Fed left some uncertainty about when it would lift rates, leading to some concern about the economic recovery. The corporate outlook has become less sanguine in some sectors. Energy clearly is under pressure. Industrial firms face the double barrel pressure of a slowdown in their sales to oil companies and a loss of global competitiveness with a stronger dollar. Similarly, China is no longer the growth engine it once was for U.S. firms.

We cannot argue valuations are cheap, save for a few areas such as financials and deeply cyclical, commodity-exposed companies. But valuations are not extreme either, especially compared to the alternative asset classes.

Biotech merger and acquisition activity is continuing but we will see deals elsewhere and that will drive valuation. The Kraft-Heinz deal announced in March valued a slow-growing but quality brand-name business at more than 20 times earnings. Multiples remain close together: Find the companies that have a path to growth or that can help another company grow and you have the potential to make money in equities.

Thank you for your investment in Janus Global Research Fund.

2 | MARCH 31, 2015

(unaudited)

Janus Global Research Fund At A Glance

5 Top Performers – Holdings

Contribution

Pharmacyclics, Inc.	0.66%
Kroger Co.	0.52%
Apple, Inc.	0.52%
Valeant Pharmaceuticals International, Inc. (U.S. Shares)	0.46%
AIA Group, Ltd.	0.46%

5 Bottom Performers – Holdings

Contribution

Royal Dutch Shell PLC (ADR)	–0.30%
Noble Energy, Inc.	–0.29%
MEG Energy Corp.	–0.29%
Canadian Pacific Railway, Ltd.	–0.29%
Core Laboratories NV	–0.24%

3 Top Performers – Sectors*

		Fund Weighting	MSCI World
	Fund Contribution	(Average % of Equity)	IndexSM Weighting

Health Care	2.07%	13.70%	13.53%
Financials	1.85%	21.52%	21.60%
Technology	1.31%	10.42%	10.30%

4 Bottom Performers – Sectors*

		Fund Weighting	MSCI World
	Fund Contribution	(Average % of Equity)	IndexSM Weighting

Energy	–0.51%	11.02%	11.32%
Communications	0.10%	9.21%	9.34%
Consumer	0.32%	14.25%	14.61%
Industrials	0.38%	19.13%	19.28%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	The sectors listed above reflect those covered by the seven analyst teams who comprise the Janus Research Team.

Janus Investment Fund | 3

Janus Global Research Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of March 31, 2015

AIA Group, Ltd. Insurance	2.3%
Canadian Pacific Railway, Ltd. Road & Rail	2.0%
Apple, Inc. Technology Hardware, Storage & Peripherals	1.9%
Brenntag AG Trading Companies & Distributors	1.7%
Biogen, Inc. Biotechnology	1.5%

9.4%

Asset Allocation – (% of Net Assets)
As of March 31, 2015

* Includes Other of (0.7)%.

Top Country Allocations – Long Positions (% of Investment Securities)
As of March 31, 2015

As of September 30, 2014

4 | MARCH 31, 2015

(unaudited)

Performance

Average Annual Total Return – for the periods ended March 31, 2015						Expense Ratios – per the January 28, 2015 prospectuses
	Fiscal	One	Five	Ten	Since	Total Annual Fund	Net Annual Fund
	Year-to-Date	Year	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Global Research Fund – Class A Shares
NAV	8.54%	12.39%	11.71%	10.07%	9.77%	0.97%	0.91%
MOP	2.29%	5.92%	10.39%	9.42%	9.13%

Janus Global Research Fund – Class C Shares
NAV	8.10%	11.53%	10.83%	9.21%	8.91%	1.73%	1.67%
CDSC	7.10%	10.53%	10.83%	9.21%	8.91%

Janus Global Research Fund – Class D Shares(1)	8.63%	12.61%	11.90%	10.17%	9.87%	0.77%	0.71%

Janus Global Research Fund – Class I Shares	8.69%	12.69%	11.98%	10.12%	9.83%	0.67%	0.61%

Janus Global Research Fund – Class R Shares	8.31%	11.93%	11.29%	9.66%	9.37%	1.35%	1.29%

Janus Global Research Fund – Class S Shares	8.44%	12.21%	11.52%	9.83%	9.54%	1.10%	1.04%

Janus Global Research Fund – Class T Shares	8.59%	12.51%	11.80%	10.12%	9.83%	0.85%	0.79%

MSCI World IndexSM	3.35%	6.03%	10.01%	6.39%	6.12%

MSCI All Country World IndexSM	2.73%	5.42%	8.99%	6.44%	6.14%

Morningstar Quartile – Class T Shares	–	1st	1st	1st	1st

Morningstar Ranking – based on total return for World Stock Funds	–	35/1,213	83/808	4/508	4/500

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through February 1, 2016.

See important disclosures on the next page.

Janus Investment Fund | 5

Janus Global Research Fund (unaudited)

This Fund has a performance-based management fee that may adjust up or down based on the Fund’s performance.

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Foreign securities are subject to additional risks including currency fluctuations, political and economic uncertainty, increased volatility and differing financial and information reporting standards, all of which are magnified in emerging markets.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class R Shares commenced operations on March 15, 2013, as there were no corresponding Class R Shares prior to the merger. Performance shown for periods prior to March 15, 2013 reflects the historical performance of the Fund’s Class T Shares, calculated using the fees and expenses of Class R Shares, without the effect of any fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2015 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

Effective December 15, 2014, Carmel Wellso leads the Janus Research Team for the Fund.

See “Useful Information About Your Fund Report.”

*	The Fund’s inception date – February 25, 2005
(1)	Closed to new investors.

6 | MARCH 31, 2015

(unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(10/1/14)	(3/31/15)	(10/1/14 - 3/31/15)†	(10/1/14)	(3/31/15)	(10/1/14 - 3/31/15)†	(10/1/14 - 3/31/15)

Class A Shares	$1,000.00	$1,085.40	$4.99	$1,000.00	$1,020.14	$4.84	0.96%

Class C Shares	$1,000.00	$1,081.00	$8.92	$1,000.00	$1,016.36	$8.65	1.72%

Class D Shares	$1,000.00	$1,086.30	$4.11	$1,000.00	$1,020.99	$3.98	0.79%

Class I Shares	$1,000.00	$1,086.90	$3.54	$1,000.00	$1,021.54	$3.43	0.68%

Class R Shares	$1,000.00	$1,083.10	$7.06	$1,000.00	$1,018.15	$6.84	1.36%

Class S Shares	$1,000.00	$1,084.40	$5.77	$1,000.00	$1,019.40	$5.59	1.11%

Class T Shares	$1,000.00	$1,085.90	$4.47	$1,000.00	$1,020.64	$4.33	0.86%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund | 7

Janus Global Research Fund

Schedule of Investments (unaudited)

As of March 31, 2015

Shares		Value
Common Stocks – 98.2%
Aerospace & Defense – 1.1%
87,692	Precision Castparts Corp.	$18,415,320
111,455	United Technologies Corp.	13,062,526

		31,477,846
Air Freight & Logistics – 1.0%
184,916	Panalpina Welttransport Holding AG	26,983,850
Airlines – 1.0%
427,413	United Continental Holdings, Inc.*	28,743,524
Auto Components – 1.3%
1,369,500	NGK Spark Plug Co., Ltd.	36,848,014
Beverages – 3.0%
331,445	PepsiCo, Inc.	31,692,771
184,361	Pernod Ricard SA	21,752,229
578,372	SABMiller PLC	30,261,295

		83,706,295
Biotechnology – 5.6%
149,385	Actelion, Ltd.*	17,302,138
194,704	Amgen, Inc.	31,123,434
100,524	Biogen, Inc.*	42,445,254
226,589	Celgene Corp.*	26,121,180
1,335,010	Ironwood Pharmaceuticals, Inc.*	21,360,160
44,224	Regeneron Pharmaceuticals, Inc.*	19,966,251

		158,318,417
Capital Markets – 3.9%
975,535	Blackstone Group LP	37,938,556
497,952	Deutsche Bank AG	17,322,269
771,520	E*TRADE Financial Corp.*	22,030,754
1,778,769	UBS Group AG*	33,393,590

		110,685,169
Chemicals – 1.9%
159,894	Air Products & Chemicals, Inc.	24,188,765
3,087,627	Alent PLC	17,062,733
138,174	LyondellBasell Industries NV – Class A	12,131,677

		53,383,175
Commercial Banks – 5.7%
446,406	Citigroup, Inc.	22,998,837
2,880,363	HSBC Holdings PLC	24,509,020
1,816,291	ING Groep NV*	26,636,382
383,923	JPMorgan Chase & Co.	23,258,055
12,587,043	Lloyds Banking Group PLC*	14,607,493
6,177,000	Seven Bank, Ltd.	30,509,454
398,889	U.S. Bancorp	17,419,483

		159,938,724
Communications Equipment – 0.8%
395,448	CommScope Holding Co., Inc.*	11,286,086
165,012	Motorola Solutions, Inc.	11,001,350

		22,287,436
Consumer Finance – 0.6%
213,270	American Express Co.	16,660,652
Containers & Packaging – 0.9%
470,069	Crown Holdings, Inc.*	25,393,127
Diversified Financial Services – 0.7%
84,621	Intercontinental Exchange, Inc.	19,739,541
Electric Utilities – 0.7%
424,068	Brookfield Infrastructure Partners LP	19,312,057
Electrical Equipment – 1.8%
299,984	Schneider Electric SE	23,330,505
472,077	Sensata Technologies Holding NV*	27,120,823

		50,451,328
Electronic Equipment, Instruments & Components – 1.6%
56,700	Keyence Corp.	30,973,937
218,320	TE Connectivity, Ltd. (U.S. Shares)	15,636,078

		46,610,015
Energy Equipment & Services – 0.7%
325,160	Baker Hughes, Inc.	20,673,673
Food & Staples Retailing – 1.9%
538,919	Kroger Co.	41,313,531
239,965	Whole Foods Market, Inc.	12,497,377

		53,810,908
Food Products – 1.1%
307,428	Hershey Co.	31,022,560
Health Care Equipment & Supplies – 0.9%
1,498,792	Boston Scientific Corp.*	26,603,558
Health Care Providers & Services – 1.1%
502,180	Catamaran Corp. (U.S. Shares)*	29,899,797
Hotels, Restaurants & Leisure – 1.1%
3,952,337	Bwin.Party Digital Entertainment PLC	4,698,224
294,075	Starbucks Corp.	27,848,903

		32,547,127
Household Durables – 0.4%
400,200	Sony Corp.*	10,700,551
Household Products – 1.0%
405,399	Colgate-Palmolive Co.	28,110,367
Information Technology Services – 2.6%
266,624	Amdocs, Ltd. (U.S. Shares)	14,504,345
414,917	MasterCard, Inc. – Class A	35,844,680
334,548	Visa, Inc. – Class A	21,882,785

		72,231,810
Insurance – 4.6%
10,487,100	AIA Group, Ltd.	65,730,067
310,072	Aon PLC	29,804,121
1,379,099	Prudential PLC	34,142,070

		129,676,258
Internet & Catalog Retail – 0.9%
31,263	Amazon.com, Inc.*	11,632,962
11,081	Priceline Group, Inc.*	12,899,946

		24,532,908
Internet Software & Services – 2.5%
146,184	Alibaba Group Holding, Ltd. (ADR)*	12,168,356
276,990	Facebook, Inc. – Class A*	22,772,733
66,636	Google, Inc. – Class C*	36,516,528

		71,457,617
Leisure Products – 0.4%
452,532	Mattel, Inc.	10,340,356
Machinery – 1.2%
267,110	Colfax Corp.*	12,749,160
148,494	Dover Corp.	10,263,905
365,792	Rexnord Corp.*	9,762,989

		32,776,054

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8 | MARCH 31, 2015

Schedule of Investments (unaudited)

As of March 31, 2015

Shares		Value
Media – 3.7%
138,437	CBS Corp. – Class B	$8,393,435
370,941	Comcast Corp. – Class A	20,947,038
475,003	Liberty Global PLC – Class C*	23,659,900
57,832	Time Warner Cable, Inc.	8,667,860
586,835	Twenty-First Century Fox, Inc. – Class A	19,858,496
221,448	Walt Disney Co.	23,227,681

		104,754,410
Metals & Mining – 0.5%
586,183	ThyssenKrupp AG	15,390,055
Oil, Gas & Consumable Fuels – 9.4%
402,629	Anadarko Petroleum Corp.	33,341,708
888,384	Enterprise Products Partners LP	29,254,485
455,715	Exxon Mobil Corp.	38,735,775
1,323,800	Inpex Corp.	14,607,252
327,609	Koninklijke Vopak NV	18,101,904
545,192	MarkWest Energy Partners LP	36,037,191
843,838	MEG Energy Corp.*	13,633,074
394,904	Phillips 66	31,039,454
562,913	Royal Dutch Shell PLC (ADR)	33,577,761
266,090	Valero Energy Corp.	16,928,646

		265,257,250
Pharmaceuticals – 6.6%
328,912	Eli Lilly & Co.	23,895,457
429,185	Endo International PLC*	38,497,894
228,566	Mallinckrodt PLC*	28,947,884
1,143,071	Meda AB – Class A	18,078,537
63,828	Roche Holding AG	17,605,540
390,581	Teva Pharmaceutical Industries, Ltd. (ADR)	24,333,196
169,816	Valeant Pharmaceuticals International, Inc. (U.S. Shares)*	33,728,854

		185,087,362
Professional Services – 1.0%
89,894	IHS, Inc. – Class A*	10,226,342
243,391	Verisk Analytics, Inc. – Class A*	17,378,117

		27,604,459
Real Estate Investment Trusts (REITs) – 1.5%
174,245	American Tower Corp.	16,405,167
816,375	Lexington Realty Trust	8,024,966
93,738	Simon Property Group, Inc.	18,338,902

		42,769,035
Real Estate Management & Development – 2.3%
494,680	Brookfield Asset Management, Inc. – Class A (U.S. Shares)	26,519,795
149,770	Jones Lang LaSalle, Inc.	25,520,808
619,000	Mitsubishi Estate Co., Ltd.	14,369,278

		66,409,881
Road & Rail – 3.0%
261,359	Canadian National Railway Co.	17,505,109
309,262	Canadian Pacific Railway, Ltd.	56,631,284
109,177	Kansas City Southern	11,144,788

		85,281,181
Semiconductor & Semiconductor Equipment – 2.9%
1,863,817	ARM Holdings PLC	30,511,269
1,243,832	Atmel Corp.	10,236,737
78,318	Avago Technologies, Ltd.	9,944,820
308,439	Freescale Semiconductor, Ltd.*	12,571,974
3,931,000	Taiwan Semiconductor Manufacturing Co., Ltd.	18,240,083

		81,504,883
Software – 1.8%
73,910	NetSuite, Inc.*	6,855,892
102,200	Nintendo Co., Ltd.	15,042,343
400,873	Oracle Corp.	17,297,670
222,549	Solera Holdings, Inc.	11,496,881

		50,692,786
Specialty Retail – 3.1%
8,761,316	Chow Tai Fook Jewellery Group, Ltd.	9,432,259
7,348,781	L’Occitane International SA	20,959,468
397,370	Lowe’s Cos., Inc.	29,560,354
167,675	Tiffany & Co.	14,757,076
157,856	Williams-Sonoma, Inc.	12,582,702

		87,291,859
Technology Hardware, Storage & Peripherals – 3.2%
438,274	Apple, Inc.	54,534,434
409,876	EMC Corp.	10,476,430
19,694	Samsung Electronics Co., Ltd.	25,535,136

		90,546,000
Textiles, Apparel & Luxury Goods – 3.0%
176,538	Cie Financiere Richemont SA	14,216,626
588,214	Gildan Activewear, Inc.	17,364,077
181,206	NIKE, Inc. – Class B	18,180,398
2,026,092	Prada SpA	12,270,886
6,733,438	Samsonite International SA	23,341,027

		85,373,014
Trading Companies & Distributors – 2.6%
793,023	Brenntag AG	47,535,373
179,930	MSC Industrial Direct Co., Inc. – Class A	12,990,946
556,186	NOW, Inc.*,#	12,035,865

		72,562,184
Wireless Telecommunication Services – 1.6%
591,768	T-Mobile U.S., Inc.*	18,753,128
12,723,700	Tower Bersama Infrastructure Tbk PT	9,222,311
4,871,376	Vodafone Group PLC	15,917,669

		43,893,108

Total Common Stocks (cost $2,261,238,603)		2,769,340,181
Preferred Stocks – 1.2%
Automobiles – 1.2%
122,666	Volkswagen AG (cost $31,961,278)	32,638,253
Investment Companies – 1.3%
Investments Purchased with Cash Collateral from Securities Lending – 0.3%
9,384,750	Janus Cash Collateral Fund LLC, 0.1041%°°,£	9,384,750

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund | 9

Janus Global Research Fund

Schedule of Investments (unaudited)

As of March 31, 2015

Shares		Value
Money Markets – 1.0%
27,855,710	Janus Cash Liquidity Fund LLC, 0.1097%°°,£	$27,855,710

Total Investment Companies (cost $37,240,460)		37,240,460
Total Investments (total cost $2,330,440,341) – 100.7%		2,839,218,894

Liabilities, net of Cash, Receivables and Other Assets – (0.7)%		(19,339,268)

Net Assets – 100%		$2,819,879,626

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

United States	$1,734,078,501	61.1%
United Kingdom	205,287,534	7.2
Canada	195,281,990	6.9
Japan	153,050,829	5.4
Germany	112,885,950	4.0
Switzerland	109,501,744	3.9
Hong Kong	98,503,353	3.5
France	66,042,202	2.3
Netherlands	44,738,286	1.6
South Korea	25,535,136	0.9
Israel	24,333,196	0.9
Taiwan	18,240,083	0.6
Sweden	18,078,537	0.6
Italy	12,270,886	0.4
China	12,168,356	0.4
Indonesia	9,222,311	0.3

Total	$2,839,218,894	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10 | MARCH 31, 2015

Notes to Schedule of Investments and Other Information (unaudited)

MSCI All Country World IndexSM	An unmanaged, free float-adjusted market capitalization weighted index composed of stocks of companies located in countries throughout the world. It is designed to measure equity market performance in global developed and emerging markets. The index includes reinvestment of dividends, net of foreign withholding taxes.

MSCI World IndexSM	A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.

ADR	American Depositary Receipt

LLC	Limited Liability Company

LP	Limited Partnership

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American stock exchange.

*	Non-income producing security.

°°	Rate shown is the 7-day yield as of March 31, 2015.

#	Loaned security; a portion of the security is on loan at March 31, 2015.

£	The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Fund’s relative ownership, the following securities were considered affiliated companies for all or some portion of the period ended March 31, 2015. Unless otherwise indicated, all information in the table is for the period ended March 31, 2015.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 9/30/14	Purchases	Sales	at 3/31/15	Gain/(Loss)	Income	at 3/31/15

Janus Global Research Fund
Janus Cash Collateral Fund LLC	–	10,615,225	(1,230,475)	9,384,750	$–	$–	$9,384,750
Janus Cash Liquidity Fund LLC	10,289,000	279,128,499	(261,561,789)	27,855,710	–	9,936	27,855,710

Total					$–	$9,936	$37,240,460

Janus Investment Fund | 11

Notes to Schedule of Investments and Other Information (unaudited) (continued)

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2015. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of March 31, 2015)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Janus Global Research Fund
Assets
Investments in Securities:
Common Stocks
Air Freight & Logistics	$–	$26,983,850	$–
Auto Components	–	36,848,014	–
Beverages	31,692,771	52,013,524	–
Biotechnology	141,016,279	17,302,138	–
Capital Markets	59,969,310	50,715,859	–
Chemicals	36,320,442	17,062,733	–
Commercial Banks	63,676,375	96,262,349	–
Electrical Equipment	27,120,823	23,330,505	–
Electronic Equipment, Instruments & Components	15,636,078	30,973,937	–
Hotels, Restaurants & Leisure	27,848,903	4,698,224	–
Household Durables	–	10,700,551	–
Insurance	29,804,121	99,872,137	–
Metals & Mining	–	15,390,055	–
Oil, Gas & Consumable Fuels	232,548,094	32,709,156	–
Pharmaceuticals	149,403,285	35,684,077	–
Real Estate Management & Development	52,040,603	14,369,278	–
Semiconductor & Semiconductor Equipment	32,753,531	48,751,352	–
Software	35,650,443	15,042,343	–
Specialty Retail	56,900,132	30,391,727	–
Technology Hardware, Storage & Peripherals	65,010,864	25,535,136	–
Textiles, Apparel & Luxury Goods	35,544,475	49,828,539	–
Trading Companies & Distributors	25,026,811	47,535,373	–
Wireless Telecommunication Services	18,753,128	25,139,980	–
All Other	825,482,876	–	–

Preferred Stocks	–	32,638,253	–

Investment Companies	–	37,240,460	–

Total Assets	$1,962,199,344	$877,019,550	$–

12 | MARCH 31, 2015

Statement of Assets and Liabilities

As of March 31, 2015 (unaudited)	Janus Global Research Fund

Assets:
Investments, at cost	$2,330,440,341
Unaffiliated investments, at value(1)	$2,801,978,434
Affiliated investments, at value	37,240,460
Cash	296,969
Cash denominated in foreign currency(2)	52,296
Non-interested Trustees’ deferred compensation	55,412
Receivables:
Fund shares sold	919,988
Dividends	2,826,979
Dividends from affiliates	2,887
Foreign dividend tax reclaim	1,366,757
Other assets	22,073
Total Assets	2,844,762,255
Liabilities:
Collateral for securities loaned (Note 2)	9,384,750
Payables:
Investments purchased	11,552,706
Fund shares repurchased	1,463,059
Advisory fees	1,363,780
Fund administration fees	23,971
Transfer agent fees and expenses	586,352
12b-1 Distribution and shareholder servicing fees	21,051
Non-interested Trustees’ fees and expenses	16,508
Non-interested Trustees’ deferred compensation fees	55,412
Accrued expenses and other payables	415,040
Total Liabilities	24,882,629
Net Assets	$2,819,879,626

See footnotes at the end of the Statement.
See Notes to Financial Statements.

Janus Investment Fund | 13

Statement of Assets and Liabilities  (continued)

As of March 31, 2015 (unaudited)	Janus Global Research Fund

Net Assets Consist of:
Capital (par value and paid-in surplus)	$2,784,725,155
Undistributed net investment income/(loss)	2,494,197
Undistributed net realized gain/(loss) from investments and foreign currency transactions	(475,938,238)
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	508,598,512
Total Net Assets	$2,819,879,626
Net Assets - Class A Shares	$15,317,265
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	225,042
Net Asset Value Per Share(3)	$68.06
Maximum Offering Price Per Share(4)	$72.21
Net Assets - Class C Shares	$8,100,347
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	120,785
Net Asset Value Per Share(3)	$67.06
Net Assets - Class D Shares	$1,526,412,130
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	22,702,545
Net Asset Value Per Share	$67.24
Net Assets - Class I Shares	$167,416,224
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,456,701
Net Asset Value Per Share	$68.15
Net Assets - Class R Shares	$3,713,075
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	54,945
Net Asset Value Per Share	$67.58
Net Assets - Class S Shares	$45,334,463
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	664,521
Net Asset Value Per Share	$68.22
Net Assets - Class T Shares	$1,053,586,122
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	15,683,668
Net Asset Value Per Share	$67.18

(1)	Includes $9,105,293 of securities on loan. See Note 2 in Notes to Financial Statements.
(2)	Includes cost of $52,296.
(3)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(4)	Maximum offering price is computed at 100/94.25 of net asset value.
See Notes to Financial Statements.

14 | MARCH 31, 2015

Statement of Operations

For the period ended March 31, 2015 (unaudited)	Janus Global Research Fund

Investment Income:
Dividends	$18,181,679
Dividends from affiliates	9,936
Other income	523
Foreign tax withheld	(493,163)
Total Investment Income	17,698,975
Expenses:
Advisory fees	7,741,044
12b-1 Distribution and shareholder servicing fees:
Class A Shares	15,801
Class C Shares	35,083
Class R Shares	7,364
Class S Shares	54,237
Transfer agent administrative fees and expenses:
Class D Shares	881,714
Class R Shares	3,682
Class S Shares	54,237
Class T Shares	1,257,415
Transfer agent networking and omnibus fees:
Class A Shares	5,410
Class C Shares	3,237
Class I Shares	50,763
Other transfer agent fees and expenses:
Class A Shares	765
Class C Shares	555
Class D Shares	225,133
Class I Shares	2,922
Class R Shares	35
Class S Shares	361
Class T Shares	8,515
Shareholder reports expense	257,444
Registration fees	71,352
Custodian fees	57,904
Professional fees	62,773
Non-interested Trustees’ fees and expenses	30,530
Fund administration fees	111,546
Other expenses	60,809
Total Expenses	11,000,631
Net Expenses	11,000,631
Net Investment Income/(Loss)	6,698,344
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	125,257,132
Total Net Realized Gain/(Loss) on Investments	125,257,132
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	92,898,318
Total Change in Unrealized Net Appreciation/Depreciation	92,898,318
Net Increase/(Decrease) in Net Assets Resulting from Operations	$224,853,794

See Notes to Financial Statements.

Janus Investment Fund | 15

Statements of Changes in Net Assets

	Janus Global
	Research Fund
For the period ended March 31 (unaudited) and the year ended September 30	2015	2014

Operations:
Net investment income/(loss)	$6,698,344	$27,315,976
Net realized gain/(loss) on investments	125,257,132	229,553,363
Change in unrealized net appreciation/depreciation	92,898,318	56,234,409
Net Increase/(Decrease) in Net Assets Resulting from Operations	224,853,794	313,103,748
Dividends and Distributions to Shareholders:
Net Investment Income
Class A Shares	(101,448)	(45,451)
Class C Shares	(14,009)	–
Class D Shares	(14,817,350)	(7,681,506)
Class I Shares	(1,619,477)	(731,958)
Class R Shares	(15,485)	(1,823)
Class S Shares	(279,908)	(96,560)
Class T Shares	(9,346,521)	(4,662,261)
Net Decrease from Dividends and Distributions to Shareholders	(26,194,198)	(13,219,559)
Capital Share Transactions:
Shares Sold
Class A Shares	3,862,591	1,758,437
Class C Shares	1,621,226	1,228,357
Class D Shares	19,208,628	35,548,025
Class I Shares	27,615,652	41,105,094
Class R Shares	1,129,646	1,188,352
Class S Shares	5,764,021	7,151,614
Class T Shares	39,642,473	55,178,795
Reinvested Dividends and Distributions
Class A Shares	92,694	41,453
Class C Shares	12,349	–
Class D Shares	14,345,625	7,456,417
Class I Shares	1,569,556	707,144
Class R Shares	12,799	1,360
Class S Shares	277,212	95,759
Class T Shares	9,149,779	4,571,095
Shares Repurchased
Class A Shares	(1,190,381)	(3,336,241)
Class C Shares	(591,054)	(1,008,465)
Class D Shares	(65,146,393)	(124,634,022)
Class I Shares	(10,683,310)	(20,762,555)
Class R Shares	(274,371)	(330,511)
Class S Shares	(6,856,116)	(16,861,980)
Class T Shares	(59,166,285)	(125,570,320)
Net Increase/(Decrease) from Capital Share Transactions	(19,603,659)	(136,472,192)
Net Increase/(Decrease) in Net Assets	179,055,937	163,411,997
Net Assets:
Beginning of period	2,640,823,689	2,477,411,692
End of period	$2,819,879,626	$2,640,823,689

Undistributed Net Investment Income/(Loss)	$2,494,197	$21,990,051

See Notes to Financial Statements.

16 | MARCH 31, 2015

Financial Highlights

Class A Shares

For a share outstanding during the period ended March 31,
2015 (unaudited), each year or period ended September 30	Janus Global Research Fund
and the period ended October 31, 2009	2015	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$63.24	$56.34	$47.32	$39.39	$42.44	$35.83	$30.89
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.12(3)	0.54(3)	0.20	0.25	0.35	0.16	(0.03)
Net gain/(loss) on investments (both realized and unrealized)	5.24	6.58	9.01	7.78	(2.96)	6.51	4.97
Total from Investment Operations	5.36	7.12	9.21	8.03	(2.61)	6.67	4.94
Less Distributions:
Dividends (from net investment income)	(0.54)	(0.22)	(0.19)	(0.10)	(0.44)	(0.06)	–
Distributions (from capital gains)	–	–	–	–	–	–	–
Redemption fees	N/A	N/A	N/A	–	–	–(4)	–
Total Distributions	(0.54)	(0.22)	(0.19)	(0.10)	(0.44)	(0.06)	–
Net Asset Value, End of Period	$68.06	$63.24	$56.34	$47.32	$39.39	$42.44	$35.83
Total Return*	8.54%	12.67%	19.55%	20.40%	(6.33)%	18.64%	16.00%
Net Assets, End of Period (in thousands)	$15,317	$11,627	$11,746	$11,173	$2,144	$756	$85
Average Net Assets for the Period (in thousands)	$12,676	$12,200	$12,240	$8,144	$1,645	$291	$7
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets**	0.96%	0.97%	1.09%	1.20%	1.16%	1.28%	1.40%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets**	0.96%	0.91%	1.03%	1.20%	1.16%	1.27%	0.93%
Ratio of Net Investment Income/(Loss) to Average Net Assets**	0.36%	0.88%	0.57%	0.55%	0.29%	0.58%	(3.12)%
Portfolio Turnover Rate	23%	43%	67%	67%	78%	68%	99%

Class C Shares

For a share outstanding during the period ended March 31, 2015
(unaudited), each year or period ended September 30 and the	Janus Global Research Fund
period ended October 31, 2009	2015	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$62.16	$55.58	$46.88	$39.27	$42.48	$36.11	$31.24
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.13)(3)	0.07(3)	(0.07)	(0.03)	0.06	0.03	(0.03)
Net gain/(loss) on investments (both realized and unrealized)	5.16	6.51	8.77	7.64	(2.99)	6.40	4.90
Total from Investment Operations	5.03	6.58	8.70	7.61	(2.93)	6.43	4.87
Less Distributions:
Dividends (from net investment income)	(0.13)	–	–	–	(0.28)	(0.06)	–
Distributions (from capital gains)	–	–	–	–	–	–	–
Redemption fees	N/A	N/A	N/A	–	–	–(4)	–
Total Distributions	(0.13)	–	–	–	(0.28)	(0.06)	–
Net Asset Value, End of Period	$67.06	$62.16	$55.58	$46.88	$39.27	$42.48	$36.11
Total Return*	8.10%	11.84%	18.56%	19.38%	(7.02)%	17.79%	15.60%
Net Assets, End of Period (in thousands)	$8,100	$6,513	$5,646	$2,971	$1,624	$447	$188
Average Net Assets for the Period (in thousands)	$7,036	$6,091	$4,529	$2,064	$1,238	$248	$28
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets**	1.72%	1.73%	1.86%	2.04%	1.93%	1.95%	1.55%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets**	1.72%	1.67%	1.79%	2.04%	1.93%	1.95%	1.31%
Ratio of Net Investment Income/(Loss) to Average Net Assets**	(0.40)%	0.11%	(0.16)%	(0.40)%	(0.49)%	(0.03)%	(1.32)%
Portfolio Turnover Rate	23%	43%	67%	67%	78%	68%	99%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Per share amounts are calculated based on average shares outstanding during the year or period.
(4)	Redemption fees aggregated less than $0.005 on a per share basis. Redemption fees were eliminated effective April 2, 2012.

See Notes to Financial Statements.

Janus Investment Fund | 17

Financial Highlights  (continued)

Class D Shares

For a share outstanding during the period ended
March 31, 2015 (unaudited) and each year or period	Janus Global Research Fund
ended September 30	2015	2014	2013	2012	2011	2010(1)

Net Asset Value, Beginning of Period	$62.54	$55.69	$46.78	$38.91	$41.86	$36.53
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.17(2)	0.65(2)	0.32	0.25	0.21	0.28
Net gain/(loss) on investments (both realized and unrealized)	5.18	6.52	8.87	7.75	(2.76)	5.05
Total from Investment Operations	5.35	7.17	9.19	8.00	(2.55)	5.33
Less Distributions:
Dividends (from net investment income)	(0.65)	(0.32)	(0.28)	(0.13)	(0.40)	–
Distributions (from capital gains)	–	–	–	–	–	–
Redemption fees	N/A	N/A	N/A	–(3)	–(3)	–(3)
Total Distributions	(0.65)	(0.32)	(0.28)	(0.13)	(0.40)	–
Net Asset Value, End of Period	$67.24	$62.54	$55.69	$46.78	$38.91	$41.86
Total Return*	8.63%	12.92%	19.76%	20.55%	(6.21)%	14.59%
Net Assets, End of Period (in thousands)	$1,526,412	$1,450,165	$1,365,936	$118,021	$104,911	$111,287
Average Net Assets for the Period (in thousands)	$1,473,561	$1,448,769	$771,544	$116,961	$124,160	$106,191
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets**	0.79%	0.77%	0.85%	1.03%	1.00%	1.09%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets**	0.79%	0.71%	0.74%	1.03%	1.00%	1.08%
Ratio of Net Investment Income/(Loss) to Average Net Assets**	0.53%	1.07%	1.11%	0.56%	0.41%	1.21%
Portfolio Turnover Rate	23%	43%	67%	67%	78%	68%

Class I Shares

For a share outstanding during the period ended March 31,
2015 (unaudited), each year or period ended	Janus Global Research Fund
September 30 and the period ended October 31, 2009	2015	2014	2013	2012	2011	2010(4)	2009(5)

Net Asset Value, Beginning of Period	$63.41	$56.50	$47.45	$39.49	$42.51	$35.81	$30.87
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.21(2)	0.72(2)	0.35	0.25	0.28	0.28	0.09
Net gain/(loss) on investments (both realized and unrealized)	5.24	6.58	9.05	7.87	(2.80)	6.48	4.85
Total from Investment Operations	5.45	7.30	9.40	8.12	(2.52)	6.76	4.94
Less Distributions:
Dividends (from net investment income)	(0.71)	(0.39)	(0.35)	(0.16)	(0.50)	(0.06)	–
Distributions (from capital gains)	–	–	–	–	–	–	–
Redemption fees	N/A	N/A	N/A	–(3)	–(3)	–(3)	–
Total Distributions	(0.71)	(0.39)	(0.35)	(0.16)	(0.50)	(0.06)	–
Net Asset Value, End of Period	$68.15	$63.41	$56.50	$47.45	$39.49	$42.51	$35.81
Total Return*	8.69%	12.98%	19.92%	20.59%	(6.10)%	18.93%	16.00%
Net Assets, End of Period (in thousands)	$167,416	$137,266	$103,604	$59,140	$33,967	$14,228	$37
Average Net Assets for the Period (in thousands)	$150,826	$120,064	$82,735	$41,438	$25,488	$8,698	$31
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets**	0.68%	0.67%	0.80%	0.97%	0.96%	0.96%	0.43%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets**	0.68%	0.62%	0.72%	0.97%	0.96%	0.96%	0.39%
Ratio of Net Investment Income/(Loss) to Average Net Assets**	0.65%	1.16%	0.91%	0.66%	0.52%	1.34%	1.01%
Portfolio Turnover Rate	23%	43%	67%	67%	78%	68%	99%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Period from February 16, 2010 (inception date) through September 30, 2010.
(2)	Per share amounts are calculated based on average shares outstanding during the year or period.
(3)	Redemption fees aggregated less than $0.005 on a per share basis. Redemption fees were eliminated effective April 2, 2012.
(4)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(5)	Period from July 6, 2009 (inception date) through October 31, 2009.

See Notes to Financial Statements.

18 | MARCH 31, 2015

Class R Shares

For a share outstanding during the period ended March 31, 2015 (unaudited) and each year or	Janus Global Research Fund
period ended September 30	2015	2014	2013(1)

Net Asset Value, Beginning of Period	$62.75	$55.95	$52.58
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.01)(2)	0.31(2)	0.03
Net gain/(loss) on investments (both realized and unrealized)	5.20	6.55	3.34
Total from Investment Operations	5.19	6.86	3.37
Less Distributions:
Dividends (from net investment income)	(0.36)	(0.06)	–
Distributions (from capital gains)	–	–	–
Total Distributions	(0.36)	(0.06)	–
Net Asset Value, End of Period	$67.58	$62.75	$55.95
Total Return*	8.31%	12.27%	6.41%
Net Assets, End of Period (in thousands)	$3,713	$2,624	$1,567
Average Net Assets for the Period (in thousands)	$2,954	$2,026	$1,373
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets**	1.36%	1.35%	1.41%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets**	1.36%	1.29%	1.30%
Ratio of Net Investment Income/(Loss) to Average Net Assets**	(0.04)%	0.51%	0.61%
Portfolio Turnover Rate	23%	43%	67%

Class S Shares

For a share outstanding during the period ended March 31,
2015 (unaudited), each year or period ended September 30	Janus Global Research Fund
and the period ended October 31, 2009	2015	2014	2013	2012	2011	2010(3)	2009(4)

Net Asset Value, Beginning of Period	$63.33	$56.38	$47.36	$39.59	$42.57	$36.01	$31.10
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.07(2)	0.45(2)	0.38	0.03	0.29	0.10	(0.03)
Net gain/(loss) on investments (both realized and unrealized)	5.24	6.62	8.77	7.93	(3.02)	6.52	4.94
Total from Investment Operations	5.31	7.07	9.15	7.96	(2.73)	6.62	4.91
Less Distributions:
Dividends (from net investment income)	(0.42)	(0.12)	(0.13)	(0.19)	(0.25)	(0.06)	–
Distributions (from capital gains)	–	–	–	–	–	–	–
Redemption fees	N/A	N/A	N/A	–	–	–(5)	–
Total Distributions	(0.42)	(0.12)	(0.13)	(0.19)	(0.25)	(0.06)	–
Net Asset Value, End of Period	$68.22	$63.33	$56.38	$47.36	$39.59	$42.57	$36.01
Total Return*	8.44%	12.56%	19.38%	20.13%	(6.50)%	18.40%	15.80%
Net Assets, End of Period (in thousands)	$45,334	$42,894	$47,077	$3,895	$192	$13	$13
Average Net Assets for the Period (in thousands)	$43,509	$45,522	$26,983	$3,136	$154	$12	$2
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets**	1.11%	1.10%	1.17%	1.38%	1.35%	1.45%	1.42%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets**	1.11%	1.04%	1.07%	1.38%	1.35%	1.45%	1.16%
Ratio of Net Investment Income/(Loss) to Average Net Assets**	0.20%	0.73%	0.79%	0.20%	0.21%	0.40%	(1.18)%
Portfolio Turnover Rate	23%	43%	67%	67%	78%	68%	99%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Period from March 15, 2013 (inception date) through September 30, 2013.
(2)	Per share amounts are calculated based on average shares outstanding during the year or period.
(3)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(4)	Period from July 6, 2009 (inception date) through October 31, 2009.
(5)	Redemption fees aggregated less than $0.005 on a per share basis. Redemption fees were eliminated effective April 2, 2012.

See Notes to Financial Statements.

Janus Investment Fund | 19

Financial Highlights  (continued)

Class T Shares

For a share outstanding during the period ended
March 31, 2015 (unaudited), each year or period	Janus Global Research Fund
ended September 30 and the year ended October 31	2015	2014	2013	2012	2011	2010(1)	2009

Net Asset Value, Beginning of Period	$62.46	$55.62	$46.72	$38.85	$41.80	$35.23	$27.28
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.15(2)	0.60(2)	0.38	0.22	0.12	0.19	0.15
Net gain/(loss) on investments (both realized and unrealized)	5.17	6.52	8.77	7.71	(2.70)	6.38	8.05
Total from Investment Operations	5.32	7.12	9.15	7.93	(2.58)	6.57	8.20
Less Distributions:
Dividends (from net investment income)	(0.60)	(0.28)	(0.25)	(0.06)	(0.37)	–(3)	(0.25)
Distributions (from capital gains)	–	–	–	–	–	–	–
Redemption fees	N/A	N/A	N/A	–(4)	–(4)	–(4)	–(4)
Total Distributions	(0.60)	(0.28)	(0.25)	(0.06)	(0.37)	–	(0.25)
Net Asset Value, End of Period	$67.18	$62.46	$55.62	$46.72	$38.85	$41.80	$35.23
Total Return*	8.59%	12.85%	19.66%	20.42%	(6.27)%	18.67%	30.46%
Net Assets, End of Period (in thousands)	$1,053,586	$989,734	$941,836	$110,487	$93,622	$114,874	$203,125
Average Net Assets for the Period (in thousands)	$1,008,695	$992,504	$557,218	$108,203	$118,574	$142,843	$166,030
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets**	0.86%	0.85%	0.93%	1.12%	1.10%	1.18%	1.25%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets**	0.86%	0.79%	0.81%	1.11%	1.10%	1.18%	1.24%
Ratio of Net Investment Income/(Loss) to Average Net Assets**	0.45%	1.00%	1.03%	0.49%	0.30%	0.47%	0.56%
Portfolio Turnover Rate	23%	43%	67%	67%	78%	68%	99%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Per share amounts are calculated based on average shares outstanding during the year or period.
(3)	Less than $0.005 on a per share basis.
(4)	Redemption fees aggregated less than $0.005 on a per share basis. Redemption fees were eliminated effective April 2, 2012.

See Notes to Financial Statements.

20 | MARCH 31, 2015

Notes to Financial Statements (unaudited)

1.	Organization and Significant Accounting Policies

Janus Global Research Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-seven funds which include multiple series of shares, with differing investment objectives and policies. The Fund invests primarily in equity securities. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be valued on an amortized cost basis. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event

Janus Investment Fund | 21

Notes to Financial Statements (unaudited) (continued)

that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary
Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2015 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which

22 | MARCH 31, 2015

may be allocated pro rata to the Fund. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications
In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations
The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions
The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2.	Other Investments and Strategies

Additional Investment Risk
The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the

Janus Investment Fund | 23

Notes to Financial Statements (unaudited) (continued)

value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. As a result, financial markets in the EU have been subject to increased volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties
Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the “Offsetting Assets and Liabilities” section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities
The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Fund does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

24 | MARCH 31, 2015

The following table presents gross amounts of recognized assets and liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
Counterparty	of Recognized Assets	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount

Deutsche Bank AG	$9,105,293	$–	$(9,105,293)	$–

(a)	Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.
(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Upon receipt of cash collateral, Janus Capital intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

Real Estate Investing
The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending
Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an

Janus Investment Fund | 25

Notes to Financial Statements (unaudited) (continued)

investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments. Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations.

3.	Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s “base” fee rate prior to any performance adjustment (expressed as an annual rate).

Base Fee
Fund	Rate (%)

Janus Global Research Fund	0.60

The investment advisory fee rate is determined by calculating a base fee (shown in the table above) and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate. The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to its benchmark index, as shown below:

Fund	Benchmark Index

Janus Global Research Fund	MSCI World IndexSM

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets during the applicable performance measurement period.

The Fund’s prospectuses and statement of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment, if applicable. The performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses for the period ended March 31, 2015 is below:

Performance Adjusted
Investment Advisory
Fund	Fee Rate (%)

Janus Global Research Fund	0.58

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any performance adjustments to management fees, the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the transfer agency agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate shown below. Janus Capital has agreed to continue the waiver until at least February 1, 2016.

Expense
Fund	Limit (%)

Janus Global Research Fund	1.07

If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the

26 | MARCH 31, 2015

Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the transfer agency agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares, and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares, and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares, and receives reimbursement for its out-of-pocket costs on all other share classes. Included in out-of-pocket expenses are the expenses Janus Services incurs for serving as transfer agent and providing servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, of up to 0.50% of the Class R Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). The Fund also pays for salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. In

Janus Investment Fund | 27

Notes to Financial Statements (unaudited) (continued)

addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. Some expenses related to compensation payable to the Fund’s Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $307,757 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended March 31, 2015. The Fund’s portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of March 31, 2015 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended March 31, 2015 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $135,000 were paid by the Trust to a Trustee under the Deferred Plan during the period ended March 31, 2015.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Fund’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2015 can be found in a table located in the Notes to Schedule of Investments and Other Information.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the period ended March 31, 2015, Janus Distributors retained the following upfront sales charges:

Upfront
Fund (Class A Shares)	Sales Charge

Janus Global Research Fund	$4,110

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the period ended March 31, 2015.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended March 31, 2015, redeeming shareholders of Class C Shares paid the following CDSCs:

Fund (Class C Shares)	CDSC

Janus Global Research Fund	$111

28 | MARCH 31, 2015

As of March 31, 2015, shares of the Fund were owned by Janus Capital and/or other funds advised by Janus Capital, as indicated in the table below:

	% of Class	% of Fund
Fund	Owned	Owned

Janus Global Research Fund - Class A Shares	–%	–%
Janus Global Research Fund - Class C Shares	–	–
Janus Global Research Fund - Class D Shares	–	–
Janus Global Research Fund - Class I Shares	22	1
Janus Global Research Fund - Class R Shares	–	–
Janus Global Research Fund - Class S Shares	–	–
Janus Global Research Fund - Class T Shares	–	–

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets.

4.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2015 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships, and investments in passive foreign investment companies.

				Net Tax
	Federal Tax	Unrealized	Unrealized	Appreciation/
Fund	Cost	Appreciation	(Depreciation)	(Depreciation)

Janus Global Research Fund	$2,331,959,969	$588,603,176	$(81,344,251)	$507,258,925

Accumulated capital losses noted below represent net capital loss carryovers, as of September 30, 2014, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Losses incurred during those years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may more likely expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The following table shows these capital loss carryovers.

Capital Loss Carryover Expiration Schedule
For the year ended September 30, 2014

					Accumulated
	September 30,	September 30,	No Expiration		Capital
Fund	2016	2017	Short-Term	Long-Term	Losses

Janus Global Research Fund(1)	$(7,723,818)	$(593,778,199)	$–	$–	$(601,502,017)

(1)	Capital loss carryovers subject to annual limitations, $(597,640,108) should be available in the next fiscal year.

Janus Investment Fund | 29

Notes to Financial Statements (unaudited) (continued)

5.	Capital Share Transactions

	Janus Global
For the period ended March 31 (unaudited)	Research Fund
and the year ended September 30	2015	2014

Transactions in Fund Shares – Class A Shares:
Shares sold	58,128	28,560
Reinvested dividends and distributions	1,467	712
Shares repurchased	(18,399)	(53,925)
Net Increase/(Decrease) in Fund Shares	41,196	(24,653)
Shares Outstanding, Beginning of Period	183,846	208,499
Shares Outstanding, End of Period	225,042	183,846
Transactions in Fund Shares – Class C Shares:
Shares sold	25,162	20,016
Reinvested dividends and distributions	198	–
Shares repurchased	(9,351)	(16,821)
Net Increase/(Decrease) in Fund Shares	16,009	3,195
Shares Outstanding, Beginning of Period	104,776	101,581
Shares Outstanding, End of Period	120,785	104,776
Transactions in Fund Shares – Class D Shares:
Shares sold	297,930	590,112
Reinvested dividends and distributions	229,935	129,654
Shares repurchased	(1,013,894)	(2,058,356)
Net Increase/(Decrease) in Fund Shares	(486,029)	(1,338,590)
Shares Outstanding, Beginning of Period	23,188,574	24,527,164
Shares Outstanding, End of Period	22,702,545	23,188,574
Transactions in Fund Shares – Class I Shares:
Shares sold	431,849	659,261
Reinvested dividends and distributions	24,827	12,131
Shares repurchased	(164,766)	(340,200)
Net Increase/(Decrease) in Fund Shares	291,910	331,192
Shares Outstanding, Beginning of Period	2,164,791	1,833,599
Shares Outstanding, End of Period	2,456,701	2,164,791
Transactions in Fund Shares – Class R Shares:
Shares sold	17,283	19,177
Reinvested dividends and distributions	204	23
Shares repurchased	(4,362)	(5,376)
Net Increase/(Decrease) in Fund Shares	13,125	13,824
Shares Outstanding, Beginning of Period	41,820	27,996
Shares Outstanding, End of Period	54,945	41,820
Transactions in Fund Shares – Class S Shares:
Shares sold	87,849	116,146
Reinvested dividends and distributions	4,374	1,640
Shares repurchased	(105,063)	(275,342)
Net Increase/(Decrease) in Fund Shares	(12,840)	(157,556)
Shares Outstanding, Beginning of Period	677,361	834,917
Shares Outstanding, End of Period	664,521	677,361
Transactions in Fund Shares – Class T Shares:
Shares sold	615,005	911,626
Reinvested dividends and distributions	146,749	79,539
Shares repurchased	(924,728)	(2,076,513)
Net Increase/(Decrease) in Fund Shares	(162,974)	(1,085,348)
Shares Outstanding, Beginning of Period	15,846,642	16,931,990
Shares Outstanding, End of Period	15,683,668	15,846,642

30 | MARCH 31, 2015

6.	Purchases and Sales of Investment Securities

For the period ended March 31, 2015, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

Janus Global Research Fund	$610,449,215	$642,419,154	$–	$–

7.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to March 31, 2015 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund | 31

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 10, 2014, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2015 through January 1 or February 1, 2016, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services
The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service

32 | MARCH 31, 2015

providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed institutional competitive advantages that should be able to provide superior investment management returns over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds
The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has improved: for the 36 months ended September 30, 2014, approximately 64% of the Funds were in the top two Lipper quartiles of performance, and for the 12 months ended September 30, 2014, approximately 57% of the Funds were in the top two Lipper quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the

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Additional Information (unaudited) (continued)

second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

Value Funds

•	For Perkins International Value Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014.

•	For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

Mathematical Funds

•	For INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH International Managed Volatility Fund (formerly named INTECH International Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund), the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for

34 | MARCH 31, 2015

the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of under-performance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and in the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and that the performance trend was improving.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the first Lipper

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Additional Information (unaudited) (continued)

quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s

36 | MARCH 31, 2015

underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and its limited performance history.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory agreement(s).

Costs of Services Provided
The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the mean management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

In this regard, the independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 19% below the mean total expenses of their respective Lipper Expense Group peers and 29% below the mean total expenses for their Lipper Expense Universes; (3) management fees for the Funds, on average, were 15% below the mean management fees for their Expense Groups and 20% below the mean for their Expense Universes; and (4) Janus fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered how the total expenses for each share class of each Fund compared to the mean total expenses for its Lipper Expense Group peers and to mean total expenses for its Lipper Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus

Janus Investment Fund | 37

Additional Information (unaudited) (continued)

Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) the average spread between management fees charged to the Funds and those charged to Janus Capital’s institutional accounts is reasonable relative to the average spreads seen in the industry; and (4) the retained fee margins implied by Janus Capital’s subadvised fees when compared to its mutual fund fees are reasonable relative to retained fee margins in the industry.

The Trustees considered the fees for each Fund for its fiscal year ended in 2013, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Bond Fund, the Trustees noted that although the Fund’s total expenses were equal to or below the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

•	For Perkins International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also

38 | MARCH 31, 2015

noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Mathematical Funds

•	For INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH International Managed Volatility Fund (formerly named INTECH International Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that

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Additional Information (unaudited) (continued)

Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that, although the Fund’s total expenses were above the peer group mean for its sole share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable limit.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

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•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

In this regard, the independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale
The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that their independent fee consultant had provided analysis of economies of scale during prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, the base contractual management fee rate paid by most of the Funds, before any adjustment for performance, if applicable, was below the mean contractual management fee rate of the Fund’s peer group identified by an independent data provider. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

In this regard, the independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, it could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief

Janus Investment Fund | 41

Additional Information (unaudited) (continued)

that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital
The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

42 | MARCH 31, 2015

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was March 31, 2015. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices.

When comparing the performance of the Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Fund invested in the index.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will

Janus Investment Fund | 43

Useful Information About Your Fund Report (unaudited) (continued)

notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or

44 | MARCH 31, 2015

investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund | 45

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC.

Funds distributed by Janus Distributors LLC

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-0515-87464	125-24-93045 05-15

semiannual report
March 31, 2015

Janus Enterprise Fund

Janus Investment Fund

highlights

•	Portfolio management perspective
•	Investment strategy behind your fund
•	Fund performance, characteristics and holdings

            Janus Enterprise Fund

Janus Enterprise Fund (unaudited)

FUND SNAPSHOT
We believe that investing in companies with sustainable growth and high return on invested capital can drive consistent returns and allow us to outperform our benchmark and peers over time with moderate risk. We seek to identify mid-cap companies with high-quality management teams that wisely allocate capital to fund and drive growth over time.
Brian Demain portfolio manager

PERFORMANCE OVERVIEW

Janus Enterprise Fund’s Class T Shares returned 15.25% over the six-month period ended March 31, 2015. The Fund’s primary benchmark, the Russell Midcap Growth Index, returned 11.53%.

INVESTMENT ENVIRONMENT

Mid-cap equities had strong gains during the sixth-month period, but the march forward was not without volatility. Mid-cap stocks sold off early in the fourth quarter as several data points showed the economy outside the U.S. was weakening. Markets then rose for much of the period but were volatile again in December as investors considered whether the sharp slide in oil prices was a consequence of declining expectations of global growth. Stocks continued to advance in the first quarter, but were volatile in January and March. The health care sector was a particular area of strength for the mid-cap market during the period.

PERFORMANCE DISCUSSION

The Fund outperformed its benchmark, the Russell Midcap Growth Index, during the period. We were pleased with our results, given the fact this is not our most ideal investment environment for relative outperformance. Our Fund tends to emphasize companies that we believe have more predictable business models, recurring revenue streams and strong competitive positioning that can allow the companies to take market share and experience sustainable, long-term growth. We believe this focus should help the Fund outperform when markets are down and drive relative outperformance over full market cycles. In market environments where mid caps are up more sharply, we would still expect to generate positive returns but would not always expect to outperform.

Our performance this period was driven by strong results from a number of companies in our portfolio. Sensata Technologies was our top contributor. The stock is a large holding in our portfolio, and is a good example of many of the characteristics we tend to look for in companies. Sensata creates sensors and controls that go into a number of durable goods. We think the company is poised for long-term growth as sensors continue to be used more heavily in automobiles. We also like that much of the content Sensata produces helps make automobiles more fuel efficient and safe, two enduring areas of focus for the auto industry. We believe the company has durable growth characteristics because once a Sensata sensor is engineered into a product, there is little incentive for that company to go back and design a different sensor into the product. The stock was up this period after reporting strong fourth quarter results that topped consensus expectations.

Cimpress, which changed its name from Vistaprint during the period, was also a large contributor to performance. The company uses its scale and high-volume printing presses to manage and produce small-volume printing orders of marketing collateral and business cards for a wide range of small businesses and consumers. In recent quarters, the company has been navigating an important transition as it creates more uniform pricing for the products it offers across different marketing channels. We believe the transition should ultimately result in better pricing, higher margins and more customer value created by Cimpress, but in prior quarters the move away from discounting select items alienated some customers and hurt previous quarterly results.

Pharmacyclics was another top contributor. The stock was up significantly in the first quarter of 2015 after it was announced that AbbVie had won a bidding war to acquire the company. The high interest Pharmacyclics received from other companies bidding for it was further validation of our view that its blood cancer treatments are truly innovative and offer significant growth potential.

While generally pleased with our performance during the period, we did hold some stocks that had disappointing results. Aimia was our largest detractor from relative performance. The Canadian-based company manages a number of frequent-flier and other customer loyalty programs for different businesses. A new Canadian law

Janus Investment Fund | 1

Janus Enterprise Fund (unaudited)

reducing interchange fees is a headwind for the company and weighed on the stock at the end of 2014, but we continue to like Aimia’s business model and long-term growth potential. Aimia gets paid as the customer for an airline company or other business earns their airline miles or other rewards points, then holds that cash until the customer redeems their miles or rewards. We believe this is a highly cash generative business model. Recent investments to improve the reward profile for the underlying customers should help accelerate growth for the company as it will make customers more incentivized to use their rewards programs.

Athenahealth was also a detractor. The company’s services help physician groups become more efficient by providing technology solutions around practice management, electronic recordkeeping and care-coordination services. The company has been very successful selling its solutions to the ambulatory market, and is now making a broader push into larger hospitals. There is some concern on the time it will take athenahealth to grow in the hospital market, but as more focus is put on wringing costs from the health care industry, we think the value proposition of athenahealth’s solutions will continue to be in greater demand.

Precision Castparts was another detractor. The company makes a number of parts for the aerospace industry and other end markets. The stock was down after the company missed earnings, due in part to lower demand for some of its products that serve the oil and gas markets, and also due to destocking by some of the customers who use Precision Castparts’ products. We continue to have conviction in the company. The parts Precision Castparts manufactures for airplanes must be lightweight, yet strong and durable to withstand extremely harsh temperatures and conditions. This requires a difficult manufacturing process, and we believe there are very few companies that manufacture these parts to the standard that an airplane or engine manufacturer needs. The unique positioning and difficulty of the manufacturing process presents a significant barrier to entry for competitors, in our opinion, and should set Precision Castparts up for long-term growth as airplane and engine manufacturers meet a record-level backlog of orders from airline carriers.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for derivatives used by the Fund.

OUTLOOK

Markets have placed a lot of focus on when the Federal Reserve (Fed) will start tightening monetary policy, and the effects that will have on equity markets. Given this focus, we would expect greater volatility ahead as the Fed moves closer to raising interest rates. From a relative performance standpoint, we like how the Fund is positioned for this type of investment environment. We have maintained a lower beta, and have focused on companies with higher operating margins, stronger balance sheets and better returns on capital than many companies in the index. We believe this focus should work to our advantage in a more volatile market environment.

Thank you for your investment in Janus Enterprise Fund.

2 | MARCH 31, 2015

(unaudited)

Janus Enterprise Fund At A Glance

5 Top Performers – Holdings

Contribution

Sensata Technologies Holding NV	0.89%
Cimpress NV	0.88%
Pharmacyclics, Inc.	0.75%
TE Connectivity, Ltd. (U.S. Shares)	0.70%
Verisk Analytics, Inc. – Class A	0.52%

5 Bottom Performers – Holdings

Contribution

Aimia, Inc.	–0.25%
Solera Holdings, Inc.	–0.19%
athenahealth, Inc.	–0.15%
Precision Castparts Corp.	–0.15%
Colfax Corp.	–0.15%

5 Top Performers – Sectors*

			Russell Midcap®
		Fund Weighting	Growth Index
	Fund Contribution	(Average % of Equity)	Weighting

Energy	2.21%	2.22%	5.26%
Information Technology	1.61%	31.19%	18.06%
Health Care	1.07%	18.15%	13.78%
Industrials	0.15%	22.21%	16.00%
Telecommunication Services	0.08%	0.00%	1.01%

5 Bottom Performers – Sectors*

			Russell Midcap®
		Fund Weighting	Growth Index
	Fund Contribution	(Average % of Equity)	Weighting

Consumer Staples	–0.58%	0.87%	8.00%
Other**	–0.48%	3.91%	0.00%
Consumer Discretionary	–0.23%	9.66%	23.40%
Financials	–0.19%	10.11%	9.47%
Materials	–0.03%	1.67%	4.82%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

Janus Investment Fund | 3

Janus Enterprise Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of March 31, 2015

Sensata Technologies Holding NV Electrical Equipment	3.2%
Verisk Analytics, Inc. – Class A Professional Services	3.0%
Crown Castle International Corp. Real Estate Investment Trusts (REITs)	2.7%
TE Connectivity, Ltd. (U.S. Shares) Electronic Equipment, Instruments & Components	2.4%
Lamar Advertising Co. – Class A Real Estate Investment Trusts (REITs)	2.3%

13.6%

Asset Allocation – (% of Net Assets)
As of March 31, 2015

*Includes Other of (5.0)%.

Top Country Allocations – Long Positions (% of Investment Securities)
As of March 31, 2015

As of September 30, 2014

4 | MARCH 31, 2015

(unaudited)

Performance

						Expense Ratios –
Average Annual Total Return – for the periods ended March 31, 2015						per the January 28, 2015 prospectuses
	Fiscal	One	Five	Ten	Since	Total Annual Fund
	Year-to-Date	Year	Year	Year	Inception*	Operating Expenses

Janus Enterprise Fund – Class A Shares
NAV	15.09%	17.00%	16.22%	11.14%	10.95%	1.16%
MOP	8.48%	10.27%	14.85%	10.48%	10.66%

Janus Enterprise Fund – Class C Shares
NAV	14.73%	16.27%	15.39%	10.32%	10.15%	1.82%
CDSC	13.73%	15.27%	15.39%	10.32%	10.15%

Janus Enterprise Fund – Class D Shares(1)	15.28%	17.39%	16.55%	11.33%	11.06%	0.84%

Janus Enterprise Fund – Class I Shares	15.30%	17.46%	16.66%	11.28%	11.04%	0.75%

Janus Enterprise Fund – Class N Shares	15.38%	17.58%	16.46%	11.28%	11.04%	0.68%

Janus Enterprise Fund – Class R Shares	14.95%	16.71%	15.87%	10.74%	10.55%	1.42%

Janus Enterprise Fund – Class S Shares	15.10%	17.01%	16.17%	11.01%	10.81%	1.17%

Janus Enterprise Fund – Class T Shares	15.25%	17.30%	16.46%	11.28%	11.04%	0.92%

Russell Midcap® Growth Index	11.53%	15.56%	16.43%	10.19%	10.40%

Morningstar Quartile – Class T Shares	–	1st	1st	1st	2nd

Morningstar Ranking – based on total return for Mid-Cap Growth Funds	–	37/768	97/680	67/616	76/205

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

See important disclosures on the next page.

Janus Investment Fund | 5

Janus Enterprise Fund (unaudited)

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Foreign securities are subject to additional risks including currency fluctuations, political and economic uncertainty, increased volatility and differing financial and information reporting standards, all of which are magnified in emerging markets.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares commenced operations on July 12, 2012. Performance shown for periods prior to July 12, 2012 reflects the performance of the Fund’s Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2015 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*	The Fund’s inception date – September 1, 1992
(1)	Closed to new investors.

6 | MARCH 31, 2015

(unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(10/1/14)	(3/31/15)	(10/1/14 - 3/31/15)†	(10/1/14)	(3/31/15)	(10/1/14 - 3/31/15)†	(10/1/14 - 3/31/15)

Class A Shares	$1,000.00	$1,150.90	$6.06	$1,000.00	$1,019.30	$5.69	1.13%

Class C Shares	$1,000.00	$1,147.30	$9.58	$1,000.00	$1,016.01	$9.00	1.79%

Class D Shares	$1,000.00	$1,152.80	$4.51	$1,000.00	$1,020.74	$4.23	0.84%

Class I Shares	$1,000.00	$1,153.00	$3.92	$1,000.00	$1,021.29	$3.68	0.73%

Class N Shares	$1,000.00	$1,153.80	$3.60	$1,000.00	$1,021.59	$3.38	0.67%

Class R Shares	$1,000.00	$1,149.50	$7.61	$1,000.00	$1,017.85	$7.14	1.42%

Class S Shares	$1,000.00	$1,151.00	$6.27	$1,000.00	$1,019.10	$5.89	1.17%

Class T Shares	$1,000.00	$1,152.50	$4.94	$1,000.00	$1,020.34	$4.63	0.92%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund | 7

Janus Enterprise Fund

Schedule of Investments (unaudited)

As of March 31, 2015

Shares		Value
Common Stocks – 95.4%
Aerospace & Defense – 2.2%
487,109	HEICO Corp. – Class A	$24,131,380
204,004	Precision Castparts Corp.	42,840,840
161,765	TransDigm Group, Inc.	35,381,241

		102,353,461
Air Freight & Logistics – 1.1%
1,027,684	Expeditors International of Washington, Inc.	49,513,815
Airlines – 1.4%
940,721	Ryanair Holdings PLC (ADR)	62,811,941
Biotechnology – 4.7%
774,212	Celgene Corp.*,†	89,251,159
323,492	Incyte Corp.*	29,651,277
351,971	Medivation, Inc.*	45,428,897
202,322	Pharmacyclics, Inc.*	51,784,316

		216,115,649
Building Products – 0.7%
498,856	AO Smith Corp	32,754,885
Capital Markets – 2.7%
2,046,066	LPL Financial Holdings, Inc.#	89,740,455
914,661	TD Ameritrade Holding Corp.	34,080,269

		123,820,724
Chemicals – 1.8%
226,570	Air Products & Chemicals, Inc.	34,275,510
1,431,640	Potash Corp. of Saskatchewan, Inc. (U.S. Shares)#	46,170,390

		80,445,900
Commercial Services & Supplies – 1.7%
1,045,024	Edenred	26,046,723
1,962,336	Ritchie Bros Auctioneers, Inc. (U.S. Shares)#	48,940,660

		74,987,383
Diversified Consumer Services – 0.5%
660,007	ServiceMaster Global Holdings, Inc.*	22,275,236
Diversified Financial Services – 1.7%
1,272,909	MSCI, Inc.	78,042,051
Electrical Equipment – 4.0%
636,128	AMETEK, Inc.	33,422,165
2,552,309	Sensata Technologies Holding NV*	146,630,152

		180,052,317
Electronic Equipment, Instruments & Components – 5.9%
1,279,636	Amphenol Corp. – Class A	75,408,950
2,871,591	Flextronics International, Ltd.*	36,397,416
1,543,173	National Instruments Corp.	49,443,263
1,503,736	TE Connectivity, Ltd. (U.S. Shares)	107,697,572

		268,947,201
Food Products – 0.9%
420,044	Mead Johnson Nutrition Co.	42,227,023
Health Care Equipment & Supplies – 4.7%
2,633,015	Boston Scientific Corp.*	46,736,016
149,682	IDEXX Laboratories, Inc.*,#	23,122,875
1,274,076	Masimo Corp.*	42,019,027
1,088,638	Varian Medical Systems, Inc.*	102,429,949

		214,307,867
Health Care Providers & Services – 1.7%
550,809	Henry Schein, Inc.*	76,903,953
Health Care Technology – 1.3%
489,434	athenahealth, Inc.*,#	58,433,525
Hotels, Restaurants & Leisure – 1.1%
1,086,401	Dunkin’ Brands Group, Inc.	51,669,232
Industrial Conglomerates – 1.0%
276,183	Roper Industries, Inc.	47,503,476
Information Technology Services – 8.6%
1,830,409	Amdocs, Ltd. (U.S. Shares)	99,574,250
1,096,014	Broadridge Financial Solutions, Inc.	60,291,730
800,581	Fidelity National Information Services, Inc.	54,487,543
651,350	Gartner, Inc.*	54,615,698
1,101,107	Jack Henry & Associates, Inc.	76,956,368
447,554	WEX, Inc.*	48,049,397

		393,974,986
Insurance – 1.9%
921,701	Aon PLC	88,593,900
Internet & Catalog Retail – 0.4%
577,779	Wayfair, Inc. – Class A*,#	18,558,261
Internet Software & Services – 1.8%
752,140	Cimpress NV*,#	63,465,573
88,872	CoStar Group, Inc.*	17,581,548

		81,047,121
Life Sciences Tools & Services – 3.7%
408,753	Bio-Techne Corp.	40,993,839
102,643	Mettler-Toledo International, Inc.*	33,733,622
1,019,302	PerkinElmer, Inc.	52,127,104
345,773	Waters Corp.*	42,986,499

		169,841,064
Machinery – 3.4%
575,079	Colfax Corp.*	27,448,521
3,127,311	Rexnord Corp.*	83,467,931
464,839	Wabtec Corp.	44,164,353

		155,080,805
Media – 2.4%
1,803,340	Aimia, Inc.	18,383,701
614,730	Discovery Communications, Inc. – Class C*	18,119,167
896,465	Markit, Ltd.*	24,114,908
594,267	Omnicom Group, Inc.	46,340,941

		106,958,717
Oil, Gas & Consumable Fuels – 2.1%
729,342	MarkWest Energy Partners LP	48,209,506
787,004	World Fuel Services Corp.	45,236,990

		93,446,496
Pharmaceuticals – 1.7%
843,215	Endo International PLC*	75,636,385
Professional Services – 3.0%
1,932,882	Verisk Analytics, Inc. – Class A*	138,007,775
Real Estate Investment Trusts (REITs) – 5.0%
1,475,173	Crown Castle International Corp.	121,760,779
1,789,137	Lamar Advertising Co. – Class A	106,042,150

		227,802,929

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8 | MARCH 31, 2015

Schedule of Investments (unaudited)

As of March 31, 2015

Shares		Value
Road & Rail – 0.8%
205,720	Canadian Pacific Railway, Ltd. (U.S. Shares)	$37,585,044
Semiconductor & Semiconductor Equipment – 5.7%
6,783,344	Atmel Corp.	55,826,921
848,566	KLA-Tencor Corp.	49,462,912
5,594,936	ON Semiconductor Corp.*	67,754,675
2,071,340	Xilinx, Inc.	87,617,682

		260,662,190
Software – 9.2%
181,903	Apptio, Inc.*,§	4,128,216
4,154,146	Cadence Design Systems, Inc.*	76,602,452
161,302	Constellation Software, Inc.#	55,757,710
172,635	FactSet Research Systems, Inc.#	27,483,492
627,738	Intuit, Inc.	60,865,476
850,299	NICE Systems, Ltd. (ADR)	51,808,718
1,556,624	Solera Holdings, Inc.†	80,415,196
1,015,024	SS&C Technologies Holdings, Inc.	63,235,995

		420,297,255
Textiles, Apparel & Luxury Goods – 4.6%
609,600	Carter’s, Inc.	56,369,712
2,448,322	Gildan Activewear, Inc.#	72,274,465
31,869,389	Li & Fung, Ltd.	31,088,410
1,542,588	Wolverine World Wide, Inc.	51,599,569

		211,332,156
Trading Companies & Distributors – 2.0%
551,218	Fastenal Co.#	22,839,718
437,427	MSC Industrial Direct Co., Inc. – Class A	31,582,229
147,033	WW Grainger, Inc.#	34,671,852

		89,093,799

Total Common Stocks (cost $2,734,053,840)		4,351,084,522
Investment Companies – 9.6%
Investments Purchased with Cash Collateral from Securities Lending – 4.2%
193,365,765	Janus Cash Collateral Fund LLC, 0.1041%°°,£	193,365,765
Money Markets – 5.4%
246,336,216	Janus Cash Liquidity Fund LLC, 0.1097%°°,£	246,336,216

Total Investment Companies (cost $439,701,981)		439,701,981
Total Investments (total cost $3,173,755,821) – 105.0%		4,790,786,503

Liabilities, net of Cash, Receivables and Other Assets – (5.0)%		(229,398,756)

Net Assets – 100%		$4,561,387,747

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

United States	$4,315,803,833	90.1%
Canada	279,111,970	5.8
Ireland	62,811,941	1.3
Israel	51,808,718	1.1
Hong Kong	31,088,410	0.7
France	26,046,723	0.5
United Kingdom	24,114,908	0.5

Total	$4,790,786,503	100.0%

Schedule of Forward Currency Contracts, Open

			Unrealized
	Currency	Currency	Appreciation/
Counterparty/Currency and Settlement Date	Units Sold	Value	(Depreciation)

Bank of America:
Canadian Dollar 4/16/15	6,900,000	$5,447,569	$(4,980)
Euro 4/16/15	19,600,000	21,076,176	(234,516)

		26,523,745	(239,496)

Credit Suisse International:
Canadian Dollar 4/9/15	17,950,000	14,172,806	205,598
Euro 4/9/15	16,900,000	18,170,969	828,011

		32,343,775	1,033,609

HSBC Securities (USA), Inc.:
Canadian Dollar 4/9/15	21,300,000	16,817,870	287,953
Euro 4/9/15	26,700,000	28,707,981	638,611

		45,525,851	926,564

JPMorgan Chase & Co.: Euro 4/16/15	2,450,000	2,634,522	43,563

RBC Capital Markets Corp.:
Canadian Dollar 4/16/15	20,500,000	16,184,807	(65,287)
Euro 4/16/15	11,400,000	12,258,592	(36,652)

		28,443,399	(101,939)

Total		$135,471,292	$1,662,301

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund | 9

Notes to Schedule of Investments and Other Information (unaudited)

Russell Midcap® Growth Index	Measures the performance of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

ADR	American Depositary Receipt

LLC	Limited Liability Company

LP	Limited Partnership

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American stock exchange.

*	Non-income producing security.

†	A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of March 31, 2015, is noted below.

Fund	Aggregate Value

Janus Enterprise Fund	$89,234,000

°°	Rate shown is the 7-day yield as of March 31, 2015.

#	Loaned security; a portion of the security is on loan at March 31, 2015.

§	Schedule of Restricted and Illiquid Securities (as of March 31, 2015)

	Acquisition	Acquisition		Value as a
	Date	Cost	Value	% of Net Assets

Janus Enterprise Fund
Apptio, Inc.	5/2/13	$4,128,216	$4,128,216	0.1%

The Fund has registration rights for certain restricted securities held as of March 31, 2015. The issuer incurs all registration costs.

£	The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Fund’s relative ownership, the following securities were considered affiliated companies for all or some portion of the period ended March 31, 2015. Unless otherwise indicated, all information in the table is for the period ended March 31, 2015.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 9/30/14	Purchases	Sales	at 3/31/15	Gain/(Loss)	Income	at 3/31/15

Janus Enterprise Fund
Janus Cash Collateral Fund LLC	190,422,903	643,805,752	(640,862,890)	193,365,765	$–	$258,442(1)	$193,365,765
Janus Cash Liquidity Fund LLC	116,738,743	471,210,473	(341,613,000)	246,336,216	–	83,443	246,336,216

Total					$–	$341,885	$439,701,981

(1)	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

10 | MARCH 31, 2015

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2015. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of March 31, 2015)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Janus Enterprise Fund
Assets
Investments in Securities:
Common Stocks
Commercial Services & Supplies	$48,940,660	$26,046,723	$–
Software	416,169,039	–	4,128,216
Textiles, Apparel & Luxury Goods	180,243,746	31,088,410	–
All Other	3,644,467,728	–	–

Investment Companies	–	439,701,981	–

Total Investments in Securities	$4,289,821,173	$496,837,114	$4,128,216

Other Financial Instruments(a):
Forward Currency Contracts	$–	$2,003,736	$–

Total Assets	$4,289,821,173	$498,840,850	$4,128,216

Liabilities
Other Financial Instruments(a):
Forward Currency Contracts	$–	$341,435	$–

(a)	Other financial instruments include forward currency, futures, written options, and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options and swap contracts are reported at their market value at measurement date.

Janus Investment Fund | 11

Statement of Assets and Liabilities

As of March 31, 2015 (unaudited)	Janus Enterprise Fund

Assets:
Investments, at cost	$3,173,755,821
Unaffiliated investments, at value(1)	$4,351,084,522
Affiliated investments, at value	439,701,981
Cash denominated in foreign currency(2)	54,504
Forward currency contracts	2,003,736
Closed foreign currency contracts	167
Non-interested Trustees’ deferred compensation	89,493
Receivables:
Fund shares sold	10,041,507
Dividends	1,857,298
Dividends from affiliates	17,366
Other assets	28,557
Total Assets	4,804,879,131
Liabilities:
Due to custodian	215,837
Collateral for securities loaned (Note 3)	193,365,765
Forward currency contracts	341,435
Closed foreign currency contracts	73,855
Payables:
Investments purchased	42,507,860
Fund shares repurchased	3,293,618
Advisory fees	2,406,052
Fund administration fees	37,595
Transfer agent fees and expenses	784,769
12b-1 Distribution and shareholder servicing fees	182,073
Non-interested Trustees’ fees and expenses	22,707
Non-interested Trustees’ deferred compensation fees	89,493
Accrued expenses and other payables	170,325
Total Liabilities	243,491,384
Net Assets	$4,561,387,747

See footnotes at the end of the Statement.

See Notes to Financial Statements.

12 | MARCH 31, 2015

As of March 31, 2015 (unaudited)	Janus Enterprise Fund

Net Assets Consist of:
Capital (par value and paid-in surplus)	$2,812,479,203
Undistributed net investment income/(loss)	10,827,866
Undistributed net realized gain/(loss) from investments and foreign currency transactions	119,375,885
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	1,618,704,793
Total Net Assets	$4,561,387,747
Net Assets - Class A Shares	$177,527,255
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,946,145
Net Asset Value Per Share(3)	$91.22
Maximum Offering Price Per Share(4)	$96.79
Net Assets - Class C Shares	$63,497,881
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	729,784
Net Asset Value Per Share(3)	$87.01
Net Assets - Class D Shares	$1,328,712,709
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	14,344,061
Net Asset Value Per Share	$92.63
Net Assets - Class I Shares	$806,714,940
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	8,665,370
Net Asset Value Per Share	$93.10
Net Assets - Class N Shares	$222,056,389
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,380,785
Net Asset Value Per Share	$93.27
Net Assets - Class R Shares	$90,371,258
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,011,274
Net Asset Value Per Share	$89.37
Net Assets - Class S Shares	$255,280,577
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,809,788
Net Asset Value Per Share	$90.86
Net Assets - Class T Shares	$1,617,226,738
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	17,528,366
Net Asset Value Per Share	$92.27

(1)	Includes $188,120,472 of securities on loan. See Note 3 in Notes to Financial Statements.
(2)	Includes cost of $54,504.
(3)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(4)	Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund | 13

Statement of Operations

For the period ended March 31, 2015 (unaudited)	Janus Enterprise Fund

Investment Income:
Affiliated securities lending income, net	$258,442
Dividends	28,453,827
Dividends from affiliates	83,443
Foreign tax withheld	(391,746)
Total Investment Income	28,403,966
Expenses:
Advisory fees	12,475,251
12b-1 Distribution and shareholder servicing fees:
Class A Shares	166,140
Class C Shares	260,674
Class R Shares	194,599
Class S Shares	282,688
Transfer agent administrative fees and expenses:
Class D Shares	745,171
Class R Shares	97,300
Class S Shares	282,688
Class T Shares	1,744,163
Transfer agent networking and omnibus fees:
Class A Shares	136,125
Class C Shares	28,443
Class I Shares	191,139
Other transfer agent fees and expenses:
Class A Shares	7,296
Class C Shares	3,911
Class D Shares	188,003
Class I Shares	12,428
Class N Shares	502
Class R Shares	716
Class S Shares	1,438
Class T Shares	9,039
Shareholder reports expense	214,684
Registration fees	115,697
Custodian fees	22,343
Professional fees	33,528
Non-interested Trustees’ fees and expenses	43,668
Fund administration fees	163,161
Other expenses	82,867
Total Expenses	17,503,662
Less: Excess Expense Reimbursement	(730)
Net Expenses	17,502,932
Net Investment Income/(Loss)	10,901,034
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	157,095,923
Total Net Realized Gain/(Loss) on Investments	157,095,923
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	390,296,012
Total Change in Unrealized Net Appreciation/Depreciation	390,296,012
Net Increase/(Decrease) in Net Assets Resulting from Operations	$558,292,969

See Notes to Financial Statements.

14 | MARCH 31, 2015

Statements of Changes in Net Assets

	Janus
	Enterprise Fund
For the period ended March 31 (unaudited) and the year ended September 30	2015	2014

Operations:
Net investment income/(loss)	$10,901,034	$24,696
Net realized gain/(loss) on investments	157,095,923	235,047,187
Change in unrealized net appreciation/depreciation	390,296,012	145,606,344
Net Increase/(Decrease) in Net Assets Resulting from Operations	558,292,969	380,678,227
Dividends and Distributions to Shareholders:
Net Investment Income
Class D Shares	(371,719)	(1,574,457)
Class I Shares	(406,935)	(1,226,479)
Class N Shares	(131,019)	(38,396)
Class T Shares	(145,469)	(1,154,367)
Net Realized Gain from Investment Transactions
Class A Shares	(6,818,340)	(5,187,737)
Class C Shares	(2,966,580)	(2,057,270)
Class D Shares	(68,060,181)	(59,385,708)
Class I Shares	(32,562,629)	(27,253,992)
Class N Shares	(7,074,679)	(717,033)
Class R Shares	(4,272,568)	(3,334,026)
Class S Shares	(12,134,743)	(13,940,884)
Class T Shares	(76,075,338)	(59,092,470)
Net Decrease from Dividends and Distributions to Shareholders	(211,020,200)	(174,962,819)
Capital Share Transactions:
Shares Sold
Class A Shares	73,056,498	39,659,375
Class C Shares	14,713,177	15,508,422
Class D Shares	32,157,550	52,943,933
Class I Shares	228,691,130	158,713,996
Class N Shares	129,840,403	71,727,680
Class R Shares	20,036,591	24,688,812
Class S Shares	70,570,971	54,616,007
Class T Shares	316,295,849	264,734,719
Reinvested Dividends and Distributions
Class A Shares	5,078,224	3,951,671
Class C Shares	2,547,736	1,622,727
Class D Shares	67,268,390	59,992,505
Class I Shares	18,470,007	15,761,735
Class N Shares	7,205,698	755,429
Class R Shares	3,891,955	2,997,804
Class S Shares	12,094,020	13,900,200
Class T Shares	74,921,491	59,272,086
Shares Repurchased
Class A Shares	(16,940,418)	(39,580,205)
Class C Shares	(5,464,107)	(7,370,486)
Class D Shares	(58,006,528)	(114,963,599)
Class I Shares	(44,984,125)	(152,122,917)
Class N Shares	(10,003,441)	(4,825,429)
Class R Shares	(10,756,718)	(21,107,531)
Class S Shares	(48,274,518)	(133,240,178)
Class T Shares	(145,710,313)	(215,142,082)

See Notes to Financial Statements.

Janus Investment Fund | 15

Statements of Changes in Net Assets  (continued)

	Janus
	Enterprise Fund
For the period ended March 31 (unaudited) and the year ended September 30	2015	2014

Net Increase/(Decrease) from Capital Share Transactions	736,699,522	152,494,674
Net Increase/(Decrease) in Net Assets	1,083,972,291	358,210,082
Net Assets:
Beginning of period	3,477,415,456	3,119,205,374
End of period	$4,561,387,747	$3,477,415,456

Undistributed Net Investment Income/(Loss)	$10,827,866	$981,974

See Notes to Financial Statements.

16 | MARCH 31, 2015

Financial Highlights

Class A Shares

For a share outstanding during the period ended
March 31, 2015 (unaudited), each year or period ended	Janus Enterprise Fund
September 30 and the period ended October 31, 2009	2015	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$83.97	$79.08	$64.53	$52.43	$52.14	$42.46	$36.63
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.10(3)(4)	(0.21)(3)	0.12	(0.27)	(0.12)	(0.11)	–(5)
Net gain/(loss) on investments (both realized and unrealized)	12.12	9.44	16.70	12.37	0.41	9.79	5.83
Total from Investment Operations	12.22	9.23	16.82	12.10	0.29	9.68	5.83
Less Distributions:
Dividends (from net investment income)	–	–	–	–	–	–	–
Distributions (from capital gains)	(4.97)	(4.34)	(2.27)	–	–	–	–
Total Distributions	(4.97)	(4.34)	(2.27)	–	–	–	–
Net Asset Value, End of Period	$91.22	$83.97	$79.08	$64.53	$52.43	$52.14	$42.46
Total Return*	15.09%	12.07%	26.78%	23.08%	0.56%	22.80%	15.92%
Net Assets, End of Period (in thousands)	$177,527	$104,169	$93,983	$70,811	$61,773	$75,980	$74,709
Average Net Assets for the Period (in thousands)	$133,277	$101,667	$80,016	$69,350	$77,990	$76,703	$79,792
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets**	1.13%	1.16%	1.12%	1.23%	1.05%	1.15%	1.21%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets**	1.13%	1.16%	1.09%	1.17%	1.04%	1.15%	1.19%
Ratio of Net Investment Income/(Loss) to Average Net Assets**	0.23%(4)	(0.25)%	0.18%	(0.39)%	(0.45)%	(0.41)%	(0.23)%
Portfolio Turnover Rate	9%	17%	17%	14%	19%	22%	41%

Class C Shares

For a share outstanding during the period ended
March 31, 2015 (unaudited), each year or period ended	Janus Enterprise Fund
September 30 and the period ended October 31, 2009	2015	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$80.56	$76.52	$62.98	$51.56	$51.65	$42.36	$36.63
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.15)(3)(4)	(0.71)(3)	(0.14)	(0.73)	(0.61)	(0.48)	(0.10)
Net gain/(loss) on investments (both realized and unrealized)	11.57	9.09	15.95	12.15	0.52	9.77	5.83
Total from Investment Operations	11.42	8.38	15.81	11.42	(0.09)	9.29	5.73
Less Distributions:
Dividends (from net investment income)	–	–	–	–	–	–	–
Distributions (from capital gains)	(4.97)	(4.34)	(2.27)	–	–	–	–
Total Distributions	(4.97)	(4.34)	(2.27)	–	–	–	–
Net Asset Value, End of Period	$87.01	$80.56	$76.52	$62.98	$51.56	$51.65	$42.36
Total Return*	14.73%	11.34%	25.81%	22.15%	(0.17)%	21.93%	15.64%
Net Assets, End of Period (in thousands)	$63,498	$47,481	$35,702	$25,271	$21,194	$23,449	$21,706
Average Net Assets for the Period (in thousands)	$52,278	$40,463	$29,470	$24,529	$25,691	$22,965	$21,146
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets**	1.79%	1.82%	1.86%	1.96%	1.77%	1.96%	2.39%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets**	1.79%	1.82%	1.85%	1.92%	1.77%	1.93%	1.94%
Ratio of Net Investment Income/(Loss) to Average Net Assets**	(0.35)%(4)	(0.90)%	(0.59)%	(1.13)%	(1.18)%	(1.18)%	(0.98)%
Portfolio Turnover Rate	9%	17%	17%	14%	19%	22%	41%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Per share amounts are calculated based on average shares outstanding during the year or period.
(4)	Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include a special dividend from KLA-Tencor Corp. in November 2014. The impact of the special dividend to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.31 and 0.72%, respectively, for Class A Shares and $0.30 and 0.72%, respectively, for Class C Shares.
(5)	Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund | 17

Financial Highlights  (continued)

Class D Shares

For a share outstanding during the period ended
March 31, 2015 (unaudited) and each year or period	Janus Enterprise Fund
ended September 30	2015	2014	2013	2012	2011	2010(1)

Net Asset Value, Beginning of Period	$85.09	$79.95	$65.07	$52.71	$52.30	$45.90
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.29(2)(3)	0.05(2)	0.25	(0.05)	0.05	0.06
Net gain/(loss) on investments (both realized and unrealized)	12.25	9.55	16.90	12.41	0.36	6.34
Total from Investment Operations	12.54	9.60	17.15	12.36	0.41	6.40
Less Distributions:
Dividends (from net investment income)	(0.03)	(0.12)	–	–	–	–
Distributions (from capital gains)	(4.97)	(4.34)	(2.27)	–	–	–
Total Distributions	(5.00)	(4.46)	(2.27)	–	–	–
Net Asset Value, End of Period	$92.63	$85.09	$79.95	$65.07	$52.71	$52.30
Total Return*	15.28%	12.43%	27.07%	23.45%	0.78%	13.94%
Net Assets, End of Period (in thousands)	$1,328,713	$1,178,379	$1,105,852	$914,181	$788,063	$814,176
Average Net Assets for the Period (in thousands)	$1,245,363	$1,175,886	$1,005,221	$897,574	$910,089	$774,796
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets**	0.84%	0.84%	0.86%	0.86%	0.83%	0.88%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets**	0.84%	0.84%	0.86%	0.86%	0.83%	0.88%
Ratio of Net Investment Income/(Loss) to Average Net Assets**	0.66%(3)	0.06%	0.41%	(0.08)%	(0.23)%	(0.08)%
Portfolio Turnover Rate	9%	17%	17%	14%	19%	22%

Class I Shares

For a share outstanding during the period
ended March 31, 2015 (unaudited), each year
or period ended September 30 and the period	Janus Enterprise Fund
ended October 31, 2009	2015	2014	2013	2012	2011	2010(4)	2009(5)

Net Asset Value, Beginning of Period	$85.51	$80.37	$65.32	$52.86	$52.39	$42.51	$36.63
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.29(2)(3)	0.13(2)	0.29	0.05	0.16	0.11	0.05
Net gain/(loss) on investments (both realized and unrealized)	12.33	9.55	17.03	12.41	0.31	9.77	5.83
Total from Investment Operations	12.62	9.68	17.32	12.46	0.47	9.88	5.88
Less Distributions:
Dividends (from net investment income)	(0.06)	(0.20)	–	–	–	–	–
Distributions (from capital gains)	(4.97)	(4.34)	(2.27)	–	–	–	–
Total Distributions	(5.03)	(4.54)	(2.27)	–	–	–	–
Net Asset Value, End of Period	$93.10	$85.51	$80.37	$65.32	$52.86	$52.39	$42.51
Total Return*	15.30%	12.47%	27.23%	23.57%	0.90%	23.24%	16.05%
Net Assets, End of Period (in thousands)	$806,715	$547,204	$490,913	$367,419	$344,500	$417,965	$416,272
Average Net Assets for the Period (in thousands)	$631,177	$545,347	$415,493	$373,454	$464,985	$487,246	$395,409
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets**	0.73%	0.75%	0.74%	0.75%	0.72%	0.81%	0.82%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets**	0.73%	0.75%	0.74%	0.75%	0.72%	0.74%	0.81%
Ratio of Net Investment Income/(Loss) to Average Net Assets**	0.67%(3)	0.16%	0.53%	0.01%	(0.13)%	(0.01)%	0.16%
Portfolio Turnover Rate	9%	17%	17%	14%	19%	22%	41%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Period from February 16, 2010 (inception date) through September 30, 2010.
(2)	Per share amounts are calculated based on average shares outstanding during the year or period.
(3)	Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include a special dividend from KLA-Tencor Corp. in November 2014. The impact of the special dividend to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.32 and 0.72%, respectively, for Class D Shares and $0.32 and 0.72%, respectively, for Class I Shares.
(4)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(5)	Period from July 6, 2009 (inception date) through October 31, 2009.

See Notes to Financial Statements.

18 | MARCH 31, 2015

Class N Shares

For a share outstanding during the period ended	Janus Enterprise Fund
March 31, 2015 (unaudited) and each year or period ended September 30	2015	2014	2013	2012(1)

Net Asset Value, Beginning of Period	$85.63	$80.41	$65.32	$61.87
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.29(2)(3)	0.30(2)	0.29	0.01
Net gain/(loss) on investments (both realized and unrealized)	12.41	9.49	17.07	3.44
Total from Investment Operations	12.70	9.79	17.36	3.45
Less Distributions:
Dividends (from net investment income)	(0.09)	(0.23)	–	–
Distributions (from capital gains)	(4.97)	(4.34)	(2.27)	–
Total Distributions	(5.06)	(4.57)	(2.27)	–
Net Asset Value, End of Period	$93.27	$85.63	$80.41	$65.32
Total Return*	15.38%	12.62%	27.30%	5.58%
Net Assets, End of Period (in thousands)	$222,056	$81,346	$12,196	$2,354
Average Net Assets for the Period (in thousands)	$143,142	$30,878	$8,864	$254
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets**	0.67%	0.68%	0.68%	0.95%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets**	0.67%	0.68%	0.68%	0.92%
Ratio of Net Investment Income/(Loss) to Average Net Assets**	0.65%(3)	0.36%	0.57%	0.37%
Portfolio Turnover Rate	9%	17%	17%	14%

Class R Shares

For a share outstanding during the period ended
March 31, 2015 (unaudited), each year or period ended	Janus Enterprise Fund
September 30 and the period ended October 31, 2009	2015	2014	2013	2012	2011	2010(4)	2009(5)

Net Asset Value, Beginning of Period	$82.46	$77.93	$63.83	$52.01	$51.93	$42.41	$36.63
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.02(2)(3)	(0.42)(2)	(0.12)	(0.65)	(0.34)	(0.24)	(0.05)
Net gain/(loss) on investments (both realized and unrealized)	11.85	9.29	16.49	12.47	0.42	9.76	5.83
Total from Investment Operations	11.87	8.87	16.37	11.82	0.08	9.52	5.78
Less Distributions:
Dividends (from net investment income)	–	–	–	–	–	–	–
Distributions (from capital gains)	(4.97)	(4.34)	(2.27)	–	–	–	–
Total Distributions	(4.97)	(4.34)	(2.27)	–	–	–	–
Net Asset Value, End of Period	$89.37	$82.46	$77.93	$63.83	$52.01	$51.93	$42.41
Total Return*	14.95%	11.78%	26.36%	22.73%	0.15%	22.45%	15.78%
Net Assets, End of Period (in thousands)	$90,371	$70,573	$60,299	$48,109	$49,505	$51,998	$43,798
Average Net Assets for the Period (in thousands)	$78,053	$66,768	$53,140	$53,330	$59,371	$48,548	$41,524
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets**	1.42%	1.42%	1.43%	1.44%	1.43%	1.47%	1.57%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets**	1.42%	1.42%	1.43%	1.44%	1.43%	1.47%	1.55%
Ratio of Net Investment Income/(Loss) to Average Net Assets**	0.04%(3)	(0.51)%	(0.16)%	(0.67)%	(0.83)%	(0.72)%	(0.58)%
Portfolio Turnover Rate	9%	17%	17%	14%	19%	22%	41%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Period from July 12, 2012 (inception date) through September 30, 2012.
(2)	Per share amounts are calculated based on average shares outstanding during the year or period.
(3)	Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include a special dividend from KLA-Tencor Corp. in November 2014. The impact of the special dividend to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.32 and 0.72%, respectively, for Class N Shares and $0.31 and 0.72%, respectively, for Class R Shares.
(4)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(5)	Period from July 6, 2009 (inception date) through October 31, 2009.

See Notes to Financial Statements.

Janus Investment Fund | 19

Financial Highlights  (continued)

Class S Shares

For a share outstanding during the period
ended March 31, 2015 (unaudited), each year or
period ended September 30 and the period	Janus Enterprise Fund
ended October 31, 2009	2015	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$83.65	$78.80	$64.36	$52.31	$52.09	$42.45	$36.63
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.12(3)(4)	(0.23)(3)	0.06	(0.33)	(0.20)	(0.15)	(0.02)
Net gain/(loss) on investments (both realized and unrealized)	12.05	9.42	16.65	12.38	0.42	9.79	5.84
Total from Investment Operations	12.17	9.19	16.71	12.05	0.22	9.64	5.82
Less Distributions:
Dividends (from net investment income)	–	–	–	–	–	–	–
Distributions (from capital gains)	(4.97)	(4.34)	(2.27)	–	–	–	–
Total Distributions	(4.97)	(4.34)	(2.27)	–	–	–	–
Net Asset Value, End of Period	$90.86	$83.65	$78.80	$64.36	$52.31	$52.09	$42.45
Total Return*	15.10%	12.07%	26.68%	23.04%	0.42%	22.71%	15.89%
Net Assets, End of Period (in thousands)	$255,281	$199,831	$252,212	$196,402	$186,891	$213,550	$218,354
Average Net Assets for the Period (in thousands)	$226,772	$228,373	$216,096	$192,030	$226,170	$213,868	$215,750
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets**	1.17%	1.17%	1.18%	1.19%	1.18%	1.22%	1.31%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets**	1.17%	1.16%	1.17%	1.19%	1.18%	1.22%	1.30%
Ratio of Net Investment Income/(Loss) to Average Net Assets**	0.29%(4)	(0.29)%	0.09%	(0.41)%	(0.58)%	(0.48)%	(0.34)%
Portfolio Turnover Rate	9%	17%	17%	14%	19%	22%	41%

Class T Shares

For a share outstanding during the
period ended March 31, 2015 (unaudited),
each year or period ended September 30	Janus Enterprise Fund
and the year ended October 31	2015	2014	2013	2012	2011	2010(1)	2009

Net Asset Value, Beginning of Period	$84.78	$79.71	$64.92	$52.63	$52.27	$42.50	$35.71
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.24(3)(4)	(0.01)(3)	0.21	(0.12)	(0.03)	(0.04)	(0.01)
Net gain/(loss) on investments (both realized and unrealized)	12.22	9.50	16.85	12.41	0.39	9.81	6.80
Total from Investment Operations	12.46	9.49	17.06	12.29	0.36	9.77	6.79
Less Distributions:
Dividends (from net investment income)	(0.01)	(0.08)	–	–	–	–	–
Distributions (from capital gains)	(4.97)	(4.34)	(2.27)	–	–	–	–
Total Distributions	(4.98)	(4.42)	(2.27)	–	–	–	–
Net Asset Value, End of Period	$92.27	$84.78	$79.71	$64.92	$52.63	$52.27	$42.50
Total Return*	15.25%	12.33%	27.00%	23.35%	0.69%	22.99%	19.01%
Net Assets, End of Period (in thousands)	$1,617,227	$1,248,431	$1,068,048	$826,846	$723,261	$816,087	$1,521,578
Average Net Assets for the Period (in thousands)	$1,399,163	$1,179,729	$938,951	$814,223	$900,476	$1,074,011	$1,335,838
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets**	0.92%	0.92%	0.93%	0.94%	0.93%	0.95%	0.99%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets**	0.92%	0.92%	0.92%	0.94%	0.93%	0.95%	0.98%
Ratio of Net Investment Income/(Loss) to Average Net Assets**	0.55%(4)	(0.01)%	0.34%	(0.16)%	(0.34)%	(0.23)%	(0.09)%
Portfolio Turnover Rate	9%	17%	17%	14%	19%	22%	41%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Per share amounts are calculated based on average shares outstanding during the year or period.
(4)	Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include a special dividend from KLA-Tencor Corp. in November 2014. The impact of the special dividend to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.31 and 0.72%, respectively, for Class S Shares and $0.31 and 0.72%, respectively, for Class T Shares.

See Notes to Financial Statements.

20 | MARCH 31, 2015

Notes to Financial Statements (unaudited)

1.	Organization and Significant Accounting Policies

Janus Enterprise Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-seven funds which include multiple series of shares, with differing investment objectives and policies. The Fund invests primarily in equity securities. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans. Class N Shares also are available to Janus proprietary products.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance

Janus Investment Fund | 21

Notes to Financial Statements (unaudited) (continued)

with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be valued on an amortized cost basis. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary
Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2015 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Fund did not hold a significant amount of Level 3 securities as of March 31, 2015.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is

22 | MARCH 31, 2015

recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Fund. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications
In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations
The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions
The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2.	Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options,

Janus Investment Fund | 23

Notes to Financial Statements (unaudited) (continued)

options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended March 31, 2015 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of this section.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

•	Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

•	Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

24 | MARCH 31, 2015

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported on the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/(depreciation) (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

The following table provides average ending monthly currency value amounts on sold forward currency contracts during the period ended March 31, 2015.

Fund	Sold

Janus Enterprise Fund	$142,849,885

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of March 31, 2015.

Fair Value of Derivative Instruments as of March 31, 2015

	Asset Derivatives		Liability Derivatives
	Statement of Assets		Statement of Assets
Derivatives not accounted for as hedging instruments	and Liabilities Location	Fair Value	and Liabilities Location	Fair Value

Janus Enterprise Fund
Currency Contracts	Forward currency contracts	$2,003,736	Forward currency contracts	$341,435

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the period ended March 31, 2015.

The effect of Derivative Instruments on the Statement of Operations for the period ended March 31, 2015

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Investments and foreign
Derivatives not accounted for as hedging instruments	currency transactions

Janus Enterprise Fund
Currency Contracts	$22,444,363

Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income
Investments, foreign
currency translations and
non-interested Trustees’
Derivatives not accounted for as hedging instruments	deferred compensation

Janus Enterprise Fund
Currency Contracts	$(2,209,624)

Please see the Fund’s Statement of Operations for the Fund’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

3.	Other Investments and Strategies

Additional Investment Risk
The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with

Janus Investment Fund | 25

Notes to Financial Statements (unaudited) (continued)

the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. As a result, financial markets in the EU have been subject to increased volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties
Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the “Offsetting Assets and Liabilities” section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities
The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its

26 | MARCH 31, 2015

derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Fund does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following tables present gross amounts of recognized assets and liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see either the “Fair Value of Derivative Instruments as of March 31, 2015” table located in Note 2 of these Notes to Financial Statements and/or the Fund’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
Counterparty	of Recognized Assets	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount

Credit Suisse International	$ 1,033,609	$–	$ –	$1,033,609
Deutsche Bank AG	188,120,472	–	(188,120,472)	–
HSBC Securities (USA), Inc.	926,564	–	–	926,564
JPMorgan Chase & Co.	43,563	–	–	43,563

Total	$190,124,208	$–	$(188,120,472)	$2,003,736

Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts
Counterparty	of Recognized Liabilities	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount

Bank of America	$239,496	$–	$–	$239,496
RBC Capital Markets Corp.	101,939	–	–	101,939

Total	$341,435	$–	$–	$341,435

(a)	Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.
(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Upon receipt of cash collateral, Janus Capital intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The Fund does not exchange collateral on its forward currency contracts with its counterparties; however, the Fund will segregate cash or high-grade securities in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. Such segregated assets, if with the Fund’s custodian, are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their market value equals or exceeds the current market value of the Fund’s corresponding forward currency contracts.

Real Estate Investing
The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that

Janus Investment Fund | 27

Notes to Financial Statements (unaudited) (continued)

invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions
Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending
Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments. Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

	Average Daily
	Net Assets	Contractual Investment
Fund	of the Fund	Advisory Fee (%)

Janus Enterprise Fund	All Asset Levels	0.64

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares, and

28 | MARCH 31, 2015

Class S Shares), transfer agent fees and expenses payable pursuant to the transfer agency agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate shown below. Janus Capital has agreed to continue the waiver until at least February 1, 2016.

Expense
Fund	Limit (%)

Janus Enterprise Fund	0.87

If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the transfer agency agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares, and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares, and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares, and receives reimbursement for its out-of-pocket costs on all other share classes. Included in out-of-pocket expenses are the expenses Janus Services incurs for serving as transfer agent and providing servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, of up to 0.50% of the Class R Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder

Janus Investment Fund | 29

Notes to Financial Statements (unaudited) (continued)

servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). The Fund also pays for salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. Some expenses related to compensation payable to the Fund’s Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $307,757 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended March 31, 2015. The Fund’s portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of March 31, 2015 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended March 31, 2015 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $135,000 were paid by the Trust to a Trustee under the Deferred Plan during the period ended March 31, 2015.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Fund’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2015 can be found in a table located in the Notes to Schedule of Investments and Other Information.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the period ended March 31, 2015, Janus Distributors retained the following upfront sales charges:

Upfront
Fund (Class A Shares)	Sales Charge

Janus Enterprise Fund	$15,389

30 | MARCH 31, 2015

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the period ended March 31, 2015.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended March 31, 2015, redeeming shareholders of Class C Shares paid the following CDSCs:

Fund (Class C Shares)	CDSC

Janus Enterprise Fund	$930

5.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2015 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships, and investments in passive foreign investment companies.

				Net Tax
	Federal Tax	Unrealized	Unrealized	Appreciation/
Fund	Cost	Appreciation	(Depreciation)	(Depreciation)

Janus Enterprise Fund	$3,173,793,469	$1,660,830,225	$(43,837,191)	$1,616,993,034

Accumulated capital losses noted below represent net capital loss carryovers, as of September 30, 2014, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Losses incurred during those years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may more likely expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The following table shows these capital loss carryovers.

Capital Loss Carryover Expiration Schedule
For the year ended September 30, 2014

				Accumulated
	September 30,	No Expiration		Capital
Fund	2016	Short-Term	Long-Term	Losses

Janus Enterprise Fund(1)	$(33,811,386)	$–	$–	$(33,811,386)

(1)	Capital loss carryovers subject to annual limitations, $(29,275,428) should be available in the next fiscal year.

Janus Investment Fund | 31

Notes to Financial Statements (unaudited) (continued)

6.	Capital Share Transactions

	Janus
For the period ended March 31 (unaudited)	Enterprise Fund
and the year ended September 30	2015	2014

Transactions in Fund Shares – Class A Shares:
Shares sold	839,439	479,488
Reinvested dividends and distributions	60,715	50,514
Shares repurchased	(194,585)	(477,857)
Net Increase/(Decrease) in Fund Shares	705,569	52,145
Shares Outstanding, Beginning of Period	1,240,576	1,188,431
Shares Outstanding, End of Period	1,946,145	1,240,576
Transactions in Fund Shares – Class C Shares:
Shares sold	174,508	194,342
Reinvested dividends and distributions	31,883	21,513
Shares repurchased	(66,018)	(93,019)
Net Increase/(Decrease) in Fund Shares	140,373	122,836
Shares Outstanding, Beginning of Period	589,411	466,575
Shares Outstanding, End of Period	729,784	589,411
Transactions in Fund Shares – Class D Shares:
Shares sold	363,721	638,795
Reinvested dividends and distributions	792,885	758,822
Shares repurchased	(661,283)	(1,380,377)
Net Increase/(Decrease) in Fund Shares	495,323	17,240
Shares Outstanding, Beginning of Period	13,848,738	13,831,498
Shares Outstanding, End of Period	14,344,061	13,848,738
Transactions in Fund Shares – Class I Shares:
Shares sold	2,557,866	1,897,940
Reinvested dividends and distributions	216,606	198,411
Shares repurchased	(508,440)	(1,805,281)
Net Increase/(Decrease) in Fund Shares	2,266,032	291,070
Shares Outstanding, Beginning of Period	6,399,338	6,108,268
Shares Outstanding, End of Period	8,665,370	6,399,338
Transactions in Fund Shares – Class N Shares:
Shares sold	1,458,640	845,728
Reinvested dividends and distributions	84,396	9,507
Shares repurchased	(112,226)	(56,927)
Net Increase/(Decrease) in Fund Shares	1,430,810	798,308
Shares Outstanding, Beginning of Period	949,975	151,667
Shares Outstanding, End of Period	2,380,785	949,975
Transactions in Fund Shares – Class R Shares:
Shares sold	234,768	304,814
Reinvested dividends and distributions	47,469	38,948
Shares repurchased	(126,820)	(261,636)
Net Increase/(Decrease) in Fund Shares	155,417	82,126
Shares Outstanding, Beginning of Period	855,857	773,731
Shares Outstanding, End of Period	1,011,274	855,857
Transactions in Fund Shares – Class S Shares:
Shares sold	833,246	666,791
Reinvested dividends and distributions	145,204	178,391
Shares repurchased	(557,570)	(1,656,907)
Net Increase/(Decrease) in Fund Shares	420,880	(811,725)
Shares Outstanding, Beginning of Period	2,388,908	3,200,633
Shares Outstanding, End of Period	2,809,788	2,388,908

32 | MARCH 31, 2015

	Janus
For the period ended March 31 (unaudited)	Enterprise Fund
and the year ended September 30	2015	2014

Transactions in Fund Shares – Class T Shares:
Shares sold	3,577,885	3,169,012
Reinvested dividends and distributions	886,435	751,898
Shares repurchased	(1,660,989)	(2,595,651)
Net Increase/(Decrease) in Fund Shares	2,803,331	1,325,259
Shares Outstanding, Beginning of Period	14,725,035	13,399,776
Shares Outstanding, End of Period	17,528,366	14,725,035

7.	Purchases and Sales of Investment Securities

For the period ended March 31, 2015, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

Janus Enterprise Fund	$815,992,359	$342,595,670	$–	$–

8.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to March 31, 2015 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund | 33

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 10, 2014, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2015 through January 1 or February 1, 2016, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services
The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service

34 | MARCH 31, 2015

providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed institutional competitive advantages that should be able to provide superior investment management returns over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds
The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has improved: for the 36 months ended September 30, 2014, approximately 64% of the Funds were in the top two Lipper quartiles of performance, and for the 12 months ended September 30, 2014, approximately 57% of the Funds were in the top two Lipper quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the

Janus Investment Fund | 35

Additional Information (unaudited) (continued)

second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

Value Funds

•	For Perkins International Value Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014.

•	For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

Mathematical Funds

•	For INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH International Managed Volatility Fund (formerly named INTECH International Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund), the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for

36 | MARCH 31, 2015

the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of under-performance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and in the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and that the performance trend was improving.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the first Lipper

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Additional Information (unaudited) (continued)

quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s

38 | MARCH 31, 2015

underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and its limited performance history.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory agreement(s).

Costs of Services Provided
The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the mean management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

In this regard, the independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 19% below the mean total expenses of their respective Lipper Expense Group peers and 29% below the mean total expenses for their Lipper Expense Universes; (3) management fees for the Funds, on average, were 15% below the mean management fees for their Expense Groups and 20% below the mean for their Expense Universes; and (4) Janus fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered how the total expenses for each share class of each Fund compared to the mean total expenses for its Lipper Expense Group peers and to mean total expenses for its Lipper Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus

Janus Investment Fund | 39

Additional Information (unaudited) (continued)

Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) the average spread between management fees charged to the Funds and those charged to Janus Capital’s institutional accounts is reasonable relative to the average spreads seen in the industry; and (4) the retained fee margins implied by Janus Capital’s subadvised fees when compared to its mutual fund fees are reasonable relative to retained fee margins in the industry.

The Trustees considered the fees for each Fund for its fiscal year ended in 2013, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Bond Fund, the Trustees noted that although the Fund’s total expenses were equal to or below the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

•	For Perkins International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also

40 | MARCH 31, 2015

noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Mathematical Funds

•	For INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH International Managed Volatility Fund (formerly named INTECH International Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that

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Additional Information (unaudited) (continued)

Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that, although the Fund’s total expenses were above the peer group mean for its sole share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable limit.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

42 | MARCH 31, 2015

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

In this regard, the independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale
The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that their independent fee consultant had provided analysis of economies of scale during prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, the base contractual management fee rate paid by most of the Funds, before any adjustment for performance, if applicable, was below the mean contractual management fee rate of the Fund’s peer group identified by an independent data provider. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

In this regard, the independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, it could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief

Janus Investment Fund | 43

Additional Information (unaudited) (continued)

that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital
The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

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Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was March 31, 2015. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices.

When comparing the performance of the Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Fund invested in the index.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will

Janus Investment Fund | 45

Useful Information About Your Fund Report (unaudited) (continued)

notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or

46 | MARCH 31, 2015

investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund | 47

Notes

48 | MARCH 31, 2015

Notes

Janus Investment Fund | 49

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC.

Funds distributed by Janus Distributors LLC

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-0515-89270	125-24-93040 05-15

semiannual report
March 31, 2015

Janus Fund

Janus Investment Fund

highlights

•	Portfolio management perspective
•	Investment strategy behind your fund
•	Fund performance, characteristics and holdings

            Janus Fund

Janus Fund (unaudited)

FUND SNAPSHOT
We believe that buying high-quality growth franchises with sustainable, projected above-average earnings growth for the next five-plus years and a market leadership position driven by a clearly articulated strategy should allow us to outperform the benchmark and peers over the long term. We perform in-depth, fundamental research to build a diversified, moderately positioned portfolio aiming to deliver peer- and index-beating returns while managing for risk and volatility.
Barney Wilson portfolio manager

PERFORMANCE

Janus Fund’s Class T Shares returned 13.20% over the six-month period ended March 31, 2015. The Fund’s primary benchmark, the Russell 1000 Growth Index, returned 8.81% during the period and its secondary benchmark, the S&P 500 Index, returned 5.93%. The Core Growth Index returned 7.36% during the period.

INVESTMENT ENVIRONMENT

U.S. equities climbed higher during the period, driven by signs of an improving domestic economy and a strong U.S. consumer. Speculation about how, or when, the Federal Reserve (Fed) would raise interest rates caused volatility, but a historically low interest rate environment in the U.S. and other major global economies was ultimately a supportive backdrop for stocks. Falling oil prices negatively impacted stocks tied to the energy sector, but other pockets of the market fared well in anticipation that lower oil prices would translate into stronger consumer spending. The health care sector also had outsized returns during the period, driven by positive announcements about drug launches and clinical trial results for some companies, and heated merger and acquisition activity within the sector.

PORTFOLIO MANAGER COMMENTS

As part of our investment process, we seek companies with clearly definable and sustainable long-term growth drivers. These companies often have a high barrier to entry, a notable competitive edge in an attractive, growing industry, or a strong management team with a clear vision for the future of their company. We believe that over a long time horizon, a collection of companies with these competitive advantages should lead to compounded growth in excess of the market. During the period we were pleased to see a number of companies in our portfolio put up impressive results and further demonstrate their competitive advantages.

Our stock selection in the health care sector was a particularly large driver of relative outperformance. Many of our holdings within the sector fall within a couple of themes. We own a number of mature biotech companies with breakthrough therapies addressing highly unmet medical needs. We also own a number of specialty pharmaceutical companies with smart management teams who are improving operations for their companies and making what we believe are intelligent acquisitions that help rationalize marketing, sales and research and development costs. Some of our top contributors to the Fund during the period fit within both of these themes.

Pharmacyclics was a large contributor. The stock was up significantly during the first quarter after it was announced that AbbVie had won a bidding war to acquire the company. The high interest Pharmacyclics received from other companies validated our view that its blood cancer treatments offer significant growth potential.

Endo International was another top contributor. The company’s CEO comes from one of the most successful specialty pharmaceutical companies of the last five years. That company had an impressive strategy of driving down its operating expenses and making shrewd acquisitions to help grow the business, and the same strategy is now in practice at Endo. In our view, the company has already made several prudent acquisitions. The stock was up during the first quarter after the company gave an outlook for future growth that was better than expected.

Outside of the health care sector, Apple was a top contributor to performance. The stock has been a top contributor in previous periods and our view on the company remains the same. Our basic view is that Apple is a strong brand and that as consumers get more familiar with Apple products, they get more deeply entrenched in the Apple ecosystem, branching out to buy new Apple products and returning to the brand when it is time to update existing ones. Recent innovations by the company, such as its mobile pay service, further entrench customers into that ecosystem. We see evidence of this trend by the

Janus Investment Fund | 1

Janus Fund (unaudited)

fact that household spending on Apple products continues to increase.

While pleased with the performance of most stocks in the portfolio, our holdings in the industrial sector detracted from relative performance during the period. Within the sector, Colfax Corporation, a diversified manufacturing and engineering company, was a top detractor. The stock was down after Colfax missed earnings, due largely to weaker demand from some of its end markets in Europe and also in the oil and gas industry. We continue to like Colfax’s long-term growth potential, however. The chairman of Colfax’s board comes from one of the most successful multi-industrial companies of the past decade. That company had a history of making shrewd acquisitions of industrial companies operating in large, growing addressable markets that were very fragmented. The company would then grow earnings by consolidating these fragmented industries, and also by emphasizing lean and efficient manufacturing improvements with the companies it acquired. The chairman is implementing a similar focus on industry consolidation and lean manufacturing at Colfax, which we believe should lead to steady earnings growth over time.

Precision Castparts was another top detractor. The company makes a number of parts for the aerospace industry and other end markets. The stock was down after the company missed earnings, due in part to lower demand for some of its products that serve the oil and gas markets, and also due to destocking by some of the customers who use Precision Castparts’ products. After reporting disappointing results in recent quarters, we are taking a more critical look at the risk/reward profile of the business.

While our underweight to the energy sector contributed to our relative performance, we still had stocks within the sector that detracted from our performance during the period. Noble Energy was a top detractor. Falling oil prices were a headwind for Noble and other companies in the oil industry.

Due to certain circumstances and market conditions, we may initiate positions in call and put options in an attempt to hedge risk and generate income for the portfolio. We sometimes sell calls on portions of existing long holdings or optimize positions based on our fundamental view. We do this at stock prices at which we’d be willing to trim the securities. The option trades are initiated to generate income based on fundamental research and our view of volatility. We also sell puts on stocks that we would like to own at prices lower than today’s levels. To the extent we invest in foreign holdings, we may use forward exchange contracts to hedge the foreign currency. During the period, our aggregate derivative positions contributed to relative results.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for information about the derivatives used by the Fund.

OUTLOOK

We believe the U.S. is set up for moderate growth for an extended period, and that the country’s economic growth is more dependable than anywhere in the world right now. We are also encouraged by some long-term growth trends we see taking shape in some of the largest sectors of the market. The health care sector is going through dynamic changes. The last decade has brought about rapid changes in the way in which drugs are developed and clinical trials are conducted. This has led to more successful research and development efforts and a wave of breakthrough therapies for serious diseases. Meanwhile, we believe a number of technology companies are poised for growth as electronic devices connect and interact with each other and the world around them. Consumer sectors could also be set up for better near term growth due to the prospects of increased spending by a stronger U.S. consumer. These trends are longer term trends that should benefit large-cap stocks.

In the near-term, we feel there is now greater appreciation for the relative strength of the U.S. economy, and as such, we are unlikely to see macroeconomic factors play as large of a role in pushing all stocks forward. We welcome this environment, as we believe that a market that is beginning to differentiate the most successful companies should benefit investors that use a strong, bottom-up research process to identify what we believe are superior growth companies.

Thank you for your investment in Janus Fund.

2 | MARCH 31, 2015

(unaudited)

Janus Fund At A Glance

5 Top Performers – Holdings

Contribution

Apple, Inc.	1.42%
Pharmacyclics, Inc.	1.12%
Freescale Semiconductor, Ltd.	1.08%
Endo International PLC	0.89%
Biogen, Inc.	0.59%

5 Bottom Performers – Holdings

Contribution

Colfax Corp.	–0.33%
Noble Energy, Inc.	–0.27%
Precision Castparts Corp.	–0.25%
Antero Resources Corp.	–0.23%
Google, Inc. – Class A	–0.18%

5 Top Performers – Sectors*

		Fund Weighting	Russell 1000®
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Health Care	2.68%	20.10%	14.28%
Information Technology	1.79%	31.99%	28.36%
Materials	0.50%	4.14%	4.03%
Energy	0.30%	3.33%	4.68%
Financials	0.25%	4.69%	5.28%

5 Bottom Performers – Sectors*

		Fund Weighting	Russell 1000®
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Industrials	–0.91%	11.07%	11.99%
Other**	–0.32%	1.51%	0.00%
Consumer Staples	–0.06%	5.03%	10.60%
Consumer Discretionary	0.09%	16.63%	18.47%
Utilities	0.12%	0.92%	0.09%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

Janus Investment Fund | 3

Janus Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of March 31, 2015

Apple, Inc. Technology Hardware, Storage & Peripherals	6.0%
Endo International PLC Pharmaceuticals	2.9%
Comcast Corp. – Class A Media	2.7%
Google, Inc. – Class C Internet Software & Services	2.4%
Home Depot, Inc. Specialty Retail	2.1%

16.1%

Asset Allocation – (% of Net Assets)
As of March 31, 2015

Top Country Allocations – Long Positions (% of Investment Securities)
As of March 31, 2015

As of September 30, 2014

4 | MARCH 31, 2015

(unaudited)

Performance

						Expense Ratios –
Average Annual Total Return – for the periods ended March 31, 2015						per the January 28, 2015 prospectuses
	Fiscal	One	Five	Ten	Since	Total Annual Fund
	Year-to-Date	Year	Year	Year	Inception*	Operating Expenses

Janus Fund – Class A Shares
NAV	13.08%	20.12%	12.98%	7.89%	12.53%	0.90%
MOP	6.59%	13.22%	11.66%	7.25%	12.38%

Janus Fund – Class C Shares
NAV	12.55%	19.01%	12.16%	7.10%	11.90%	1.65%
CDSC	11.65%	18.07%	12.16%	7.10%	11.90%

Janus Fund – Class D Shares(1)	13.22%	20.31%	13.26%	8.03%	12.59%	0.66%

Janus Fund – Class I Shares	13.29%	20.41%	13.33%	7.98%	12.57%	0.61%

Janus Fund – Class N Shares	13.34%	20.52%	13.16%	7.98%	12.57%	0.51%

Janus Fund – Class R Shares	12.92%	19.61%	12.59%	7.44%	12.18%	1.26%

Janus Fund – Class S Shares	13.06%	19.91%	12.88%	7.71%	12.38%	1.01%

Janus Fund – Class T Shares	13.20%	20.21%	13.16%	7.98%	12.57%	0.76%

Russell 1000® Growth Index	8.81%	16.09%	15.63%	9.36%	N/A**

S&P 500® Index	5.93%	12.73%	14.47%	8.01%	10.63%

Core Growth Index	7.36%	14.41%	15.06%	8.70%	N/A**

Morningstar Quartile – Class T Shares	–	1st	3rd	3rd	1st

Morningstar Ranking – based on total return for Large Growth Funds	–	50/1,759	1,049/1,538	832/1,334	8/177

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

See important disclosures on the next page.

Janus Investment Fund | 5

Janus Fund (unaudited)

This Fund has a performance-based management fee that may adjust up or down based on the Fund’s performance.

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Investments in derivatives can be highly volatile and involve additional risks than if the underlying securities were held directly. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended, which can reduce opportunity for gain or result in losses by offsetting positive returns in other securities.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares commenced operations on May 31, 2012. Performance shown for periods prior to May 31, 2012, reflects the performance of the Fund’s Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2015 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*	The Fund’s inception date – February 5, 1970
**	Since inception index return is not available for indices created subsequent to fund inception.
(1)	Closed to new investors.

6 | MARCH 31, 2015

(unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(10/1/14)	(3/31/15)	(10/1/14 - 3/31/15)†	(10/1/14)	(3/31/15)	(10/1/14 - 3/31/15)†	(10/1/14 - 3/31/15)

Class A Shares	$1,000.00	$1,130.80	$4.89	$1,000.00	$1,020.34	$4.63	0.92%

Class C Shares	$1,000.00	$1,125.50	$8.85	$1,000.00	$1,016.60	$8.40	1.67%

Class D Shares	$1,000.00	$1,132.20	$3.77	$1,000.00	$1,021.39	$3.58	0.71%

Class I Shares	$1,000.00	$1,132.90	$3.51	$1,000.00	$1,021.64	$3.33	0.66%

Class N Shares	$1,000.00	$1,133.40	$2.93	$1,000.00	$1,022.19	$2.77	0.55%

Class R Shares	$1,000.00	$1,129.20	$6.95	$1,000.00	$1,018.40	$6.59	1.31%

Class S Shares	$1,000.00	$1,130.60	$5.58	$1,000.00	$1,019.70	$5.29	1.05%

Class T Shares	$1,000.00	$1,132.00	$4.25	$1,000.00	$1,020.94	$4.03	0.80%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund | 7

Janus Fund

Schedule of Investments (unaudited)

As of March 31, 2015

Shares		Value
Common Stocks – 96.2%
Aerospace & Defense – 3.1%
1,160,830	Honeywell International, Inc.	$121,086,177
710,589	Precision Castparts Corp.	149,223,690

		270,309,867
Airlines – 0.3%
395,716	United Continental Holdings, Inc.*	26,611,901
Auto Components – 0.8%
859,153	Delphi Automotive PLC	68,508,860
Beverages – 1.0%
1,200,016	Diageo PLC	33,083,721
233,274	Pernod Ricard SA	27,523,335
451,354	SABMiller PLC	23,615,521

		84,222,577
Biotechnology – 5.7%
880,204	Amgen, Inc.	140,700,609
398,560	Biogen, Inc.*	168,287,975
829,967	Celgene Corp.*	95,678,596
77,652	Pharmacyclics, Inc.*	19,875,029
158,556	Regeneron Pharmaceuticals, Inc.*	71,584,863

		496,127,072
Capital Markets – 1.6%
2,305,685	Blackstone Group LP	89,668,090
1,720,378	Charles Schwab Corp.	52,368,306

		142,036,396
Chemicals – 3.9%
1,210,316	Air Products & Chemicals, Inc.	183,096,604
447,055	Monsanto Co.	50,311,570
463,950	PPG Industries, Inc.	104,639,283

		338,047,457
Communications Equipment – 2.3%
1,313,128	Motorola Solutions, Inc.	87,546,244
1,697,733	QUALCOMM, Inc.	117,720,806

		205,267,050
Electric Utilities – 1.0%
1,823,918	Brookfield Infrastructure Partners LP	83,061,226
Electrical Equipment – 2.4%
3,217,923	Sensata Technologies Holding NV*	184,869,676
415,825	SolarCity Corp.*	21,323,506

		206,193,182
Electronic Equipment, Instruments & Components – 0.6%
852,759	Amphenol Corp. – Class A	50,253,088
Energy Equipment & Services – 0.8%
569,587	Baker Hughes, Inc.	36,214,342
828,658	Halliburton Co.	36,361,513

		72,575,855
Food & Staples Retailing – 1.9%
845,288	Kroger Co.	64,799,778
1,892,614	Sysco Corp.	71,408,326
618,255	Whole Foods Market, Inc.	32,198,721

		168,406,825
Food Products – 1.1%
927,084	Hershey Co.	93,552,046
Health Care Equipment & Supplies – 0.6%
2,742,764	Boston Scientific Corp.*	48,684,061
Health Care Technology – 0.9%
662,813	athenahealth, Inc.*	79,133,244
Hotels, Restaurants & Leisure – 3.1%
59,347	Chipotle Mexican Grill, Inc.*,†	38,607,598
2,867,372	Dunkin’ Brands Group, Inc.	136,372,212
796,309	Starbucks Corp.	75,410,462
290,692	Starwood Hotels & Resorts Worldwide, Inc.	24,272,782

		274,663,054
Household Products – 0.5%
656,085	Colgate-Palmolive Co.	45,492,934
Information Technology Services – 3.3%
1,767,689	MasterCard, Inc. – Class A†	152,710,653
2,133,112	Visa, Inc. – Class A	139,526,856

		292,237,509
Insurance – 1.3%
1,143,176	Aon PLC	109,882,077
Internet & Catalog Retail – 1.9%
249,161	Amazon.com, Inc.*	92,712,808
399,293	Ctrip.com International, Ltd. (ADR)*	23,406,556
46,208	Priceline Group, Inc.*	53,793,043

		169,912,407
Internet Software & Services – 6.8%
442,565	Alibaba Group Holding, Ltd. (ADR)*	36,839,111
382,901	CoStar Group, Inc.*	75,749,305
2,054,176	Facebook, Inc. – Class A*	168,884,080
130,940	Google, Inc. – Class A†	72,632,418
382,993	Google, Inc. – Class C*,†	209,880,164
110,933	LinkedIn Corp. – Class A*	27,717,719

		591,702,797
Machinery – 1.5%
2,761,114	Colfax Corp.*	131,787,971
Media – 4.5%
4,114,276	Comcast Corp. – Class A†	232,333,166
2,410,979	Twenty-First Century Fox, Inc. – Class A	81,587,529
735,510	Walt Disney Co.	77,147,644

		391,068,339
Oil, Gas & Consumable Fuels – 2.8%
379,390	Antero Midstream Partners LP	9,177,444
1,055,866	Antero Resources Corp.*	37,293,187
806,904	Enterprise Products Partners LP	26,571,349
138,290	EOG Resources, Inc.	12,679,810
1,280,380	MarkWest Energy Partners LP	84,633,118
1,123,914	Noble Energy, Inc.	54,959,394
831,430	Southwestern Energy Co.*	19,280,862

		244,595,164
Personal Products – 0.5%
565,094	Estee Lauder Cos., Inc. – Class A	46,993,217
Pharmaceuticals – 10.3%
1,183,690	AbbVie, Inc.	69,293,213
495,348	Actavis PLC*	147,425,472
1,822,244	Bristol-Myers Squibb Co.	117,534,738
772,706	Eli Lilly & Co.	56,137,091
2,839,589	Endo International PLC*	254,711,133
500,700	Jazz Pharmaceuticals PLC*	86,515,953

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8 | MARCH 31, 2015

Schedule of Investments (unaudited)

As of March 31, 2015

Shares		Value
Pharmaceuticals – (continued)
705,099	Mallinckrodt PLC*	$89,300,788
411,058	Valeant Pharmaceuticals International, Inc. (U.S. Shares)*	81,644,340

		902,562,728
Professional Services – 0.9%
1,127,521	Verisk Analytics, Inc. – Class A*	80,504,999
Real Estate Investment Trusts (REITs) – 1.3%
1,250,922	American Tower Corp.	117,774,306
Real Estate Management & Development – 1.8%
2,196,153	CBRE Group, Inc. – Class A*	85,013,083
63,440,528	Colony American Homes Holdings III LP*,§	72,956,607

		157,969,690
Road & Rail – 2.4%
619,820	Canadian Pacific Railway, Ltd. (U.S. Shares)	113,241,114
868,379	Union Pacific Corp.	94,054,130

		207,295,244
Semiconductor & Semiconductor Equipment – 4.3%
9,108,352	ARM Holdings PLC	149,106,582
5,522,731	Atmel Corp.	45,452,076
274,161	Avago Technologies, Ltd.	34,812,964
2,711,294	Freescale Semiconductor, Ltd.*	110,512,343
7,576,814	Taiwan Semiconductor Manufacturing Co., Ltd.	35,156,885

		375,040,850
Software – 7.2%
570,089	Adobe Systems, Inc.*	42,152,381
399,782	ANSYS, Inc.*	35,256,775
9,772,435	Cadence Design Systems, Inc.*	180,203,701
1,385,427	NetSuite, Inc.*	128,512,208
2,172,900	Salesforce.com, Inc.*	145,171,449
301,056	ServiceNow, Inc.*	23,717,192
410,007	Ultimate Software Group, Inc.*	69,682,740

		624,696,446
Specialty Retail – 6.3%
109,457	AutoZone, Inc.*	74,667,187
1,640,215	Home Depot, Inc.	186,344,826
3,939,275	Sally Beauty Holdings, Inc.*	135,392,882
2,172,398	TJX Cos., Inc.	152,176,480

		548,581,375
Technology Hardware, Storage & Peripherals – 6.3%
4,197,566	Apple, Inc.†	522,303,137
1,094,500	EMC Corp.	27,975,420

		550,278,557
Textiles, Apparel & Luxury Goods – 0.5%
1,450,088	Gildan Activewear, Inc.	42,806,598
Trading Companies & Distributors – 0.1%
170,829	MSC Industrial Direct Co., Inc. – Class A	12,333,854
Wireless Telecommunication Services – 0.6%
1,614,693	T-Mobile U.S., Inc.*	51,169,621

Total Common Stocks (cost $6,463,509,208)		8,402,340,444
Counterparty/Reference Asset
OTC Purchased Options – Calls – 0%
Credit Suisse International: Oracle Corp.* expires May 2015 11,834 contracts exercise price $45.00		296,740
Morgan Stanley & Co. International PLC: TD Ameritrade Holding Corp.* expires August 2015 6,888 contracts exercise price $39.00		890,352

Total OTC Purchased Options – Calls (premiums paid $2,264,452)		1,187,092
Counterparty/Reference Asset
OTC Purchased Options – Puts – 0.1%
Credit Suisse International: Market Vectors Semiconductor (ETF)* expires August 2015 23,132 contracts exercise price $52.00		4,190,695
Morgan Stanley & Co. International PLC: SPDR S&P 500® Trust (ETF)* expires April 2015 8,338 contracts exercise price $211.00		4,368,670

Total OTC Purchased Options – Puts (premiums paid $9,148,000)		8,559,365
Investment Companies – 3.5%
Money Markets – 3.5%
303,226,087	Janus Cash Liquidity Fund LLC, 0.1097%°°,£ (cost $303,226,087)	303,226,087

Total Investments (total cost $6,778,147,747) – 99.8%		8,715,312,988

Cash, Receivables and Other Assets, net of Liabilities – 0.2%		13,632,388

Net Assets – 100%		$8,728,945,376

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

United States	$8,148,889,225	93.5%
Canada	237,692,052	2.7
United Kingdom	205,805,824	2.4
China	60,245,667	0.7
Taiwan	35,156,885	0.4
France	27,523,335	0.3

Total	$8,715,312,988	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund | 9

Janus Fund

Schedule of Investments (unaudited)

As of March 31, 2015

Schedule of Forward Currency Contracts, Open

			Unrealized
	Currency	Currency	Appreciation/
Counterparty/Currency and Settlement Date	Units Sold	Value	(Depreciation)

Bank of America:
British Pound 4/16/15	24,500,000	$36,334,515	$248,260
Euro 4/16/15	2,027,000	2,179,664	(28,177)

		38,514,179	220,083

Credit Suisse International:
British Pound 4/9/15	21,590,000	32,020,527	1,306,815
Euro 4/9/15	3,050,000	3,279,376	149,434

		35,299,903	1,456,249

HSBC Securities (USA), Inc.:
British Pound 4/9/15	23,208,000	34,420,212	967,579
Euro 4/9/15	3,920,000	4,214,805	123,655

		38,635,017	1,091,234

JPMorgan Chase & Co.: Euro 4/16/15	2,565,000	2,758,183	45,608

RBC Capital Markets Corp.:
British Pound 4/16/15	19,500,000	28,919,308	(47,608)
Euro 4/16/15	4,950,000	5,322,810	(15,915)

		34,242,118	(63,523)

Total		$149,449,400	$2,749,651

Schedule of OTC Written Options – Puts

Counterparty/Reference Asset	Value

Credit Suisse International: Oracle Corp. expires May 2015 11,834 contracts exercise price $42.00	$(823,402)
Morgan Stanley & Co. International PLC: TD Ameritrade Holding Corp. expires August 2015 6,888 contracts exercise price $36.00	(1,194,547)

Total OTC Written Options – Puts (premiums received $2,271,522)	$(2,017,949)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10 | MARCH 31, 2015

Notes to Schedule of Investments and Other Information (unaudited)

Core Growth Index	An internally-calculated, hypothetical combination of total returns from the Russell 1000® Growth Index (50%) and the S&P 500® Index (50%).

Russell 1000® Growth Index	Measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

S&P 500® Index	Measures broad U.S. equity performance.

ADR	American Depositary Receipt

ETF	Exchange-Traded Fund

LLC	Limited Liability Company

LP	Limited Partnership

OTC	Over-the-Counter

PLC	Public Limited Company

SPDR	Standard & Poor’s Depositary Receipt

U.S. Shares	Securities of foreign companies trading on an American stock exchange.

*	Non-income producing security.

†	A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of March 31, 2015, is noted below.

Fund	Aggregate Value

Janus Fund	$186,167,090

°°	Rate shown is the 7-day yield as of March 31, 2015.

§	Schedule of Restricted and Illiquid Securities (as of March 31, 2015)

	Acquisition	Acquisition		Value as a
	Date	Cost	Value	% of Net Assets

Janus Fund
Colony American Homes Holdings III LP	1/30/13	$63,520,047	$72,956,607	0.8%

The Fund has registration rights for certain restricted securities held as of March 31, 2015. The issuer incurs all registration costs.

£	The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Fund’s relative ownership, the following securities were considered affiliated companies for all or some portion of the period ended March 31, 2015. Unless otherwise indicated, all information in the table is for the period ended March 31, 2015.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 9/30/14	Purchases	Sales	at 3/31/15	Gain/(Loss)	Income	at 3/31/15

Janus Fund
Janus Cash Liquidity Fund LLC	97,632,403	1,112,521,533	(906,927,849)	303,226,087	$–	$97,680	$303,226,087

Janus Investment Fund | 11

Notes to Schedule of Investments and Other Information (unaudited) (continued)

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2015. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of March 31, 2015)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Janus Fund
Assets
Investments in Securities:
Common Stocks
Beverages	$–	$84,222,577	$–
Real Estate Management & Development	85,013,083	–	72,956,607
Semiconductor & Semiconductor Equipment	190,777,383	184,263,467	–
All Other	7,785,107,327	–	–

OTC Purchased Options – Calls	–	1,187,092	–

OTC Purchased Options – Puts	–	8,559,365	–

Investment Companies	–	303,226,087	–

Total Investments in Securities	$8,060,897,793	$581,458,588	$72,956,607

Other Financial Instruments(a):
Forward Currency Contracts	$–	$2,841,351	$–

Total Assets	$8,060,897,793	$584,299,939	$72,956,607

Liabilities
Other Financial Instruments(a):
Forward Currency Contracts	$–	$91,700	$–
Options Written, at Value	–	2,017,949	–

Total Liabilities	$–	$2,109,649	$–

(a)	Other financial instruments include forward currency, futures, written options, and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options and swap contracts are reported at their market value at measurement date.

12 | MARCH 31, 2015

Statement of Assets and Liabilities

As of March 31, 2015 (unaudited)	Janus Fund

Assets:
Investments, at cost	$6,778,147,747
Unaffiliated investments, at value	$8,412,086,901
Affiliated investments, at value	303,226,087
Cash	2,647,438
Forward currency contracts	2,841,351
Closed foreign currency contracts	627,482
Non-interested Trustees’ deferred compensation	171,485
Receivables:
Investments sold	36,368,347
Fund shares sold	3,199,977
Dividends	4,620,431
Dividends from affiliates	32,186
Foreign dividend tax reclaim	131,903
Other assets	63,937
Total Assets	8,766,017,525
Liabilities:
Forward currency contracts	91,700
Closed foreign currency contracts	74,795
Options written, at value(1)	2,017,949
Payables:
Investments purchased	25,829,467
Fund shares repurchased	2,538,321
Advisory fees	4,227,000
Fund administration fees	74,544
Transfer agent fees and expenses	1,562,068
12b-1 Distribution and shareholder servicing fees	17,985
Non-interested Trustees’ fees and expenses	49,288
Non-interested Trustees’ deferred compensation fees	171,485
Accrued expenses and other payables	417,547
Total Liabilities	37,072,149
Net Assets	$8,728,945,376

See footnotes at the end of the Statement.
See Notes to Financial Statements.

Janus Investment Fund | 13

Statement of Assets and Liabilities  (continued)

As of March 31, 2015 (unaudited)	Janus Fund

Net Assets Consist of:
Capital (par value and paid-in surplus)	$6,213,416,264
Undistributed net investment income/(loss)	10,391,294
Undistributed net realized gain/(loss) from investments and foreign currency transactions	564,986,865
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	1,940,150,953
Total Net Assets	$8,728,945,376
Net Assets - Class A Shares	$15,687,872
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	402,056
Net Asset Value Per Share(2)	$39.02
Maximum Offering Price Per Share(3)	$41.40
Net Assets - Class C Shares	$5,954,676
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	157,333
Net Asset Value Per Share(2)	$37.85
Net Assets - Class D Shares	$6,267,737,204
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	159,517,549
Net Asset Value Per Share	$39.29
Net Assets - Class I Shares	$552,751,031
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	14,069,045
Net Asset Value Per Share	$39.29
Net Assets - Class N Shares	$21,531,979
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	547,240
Net Asset Value Per Share	$39.35
Net Assets - Class R Shares	$3,413,226
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	88,355
Net Asset Value Per Share	$38.63
Net Assets - Class S Shares	$31,951,653
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	813,519
Net Asset Value Per Share	$39.28
Net Assets - Class T Shares	$1,829,917,735
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	46,450,165
Net Asset Value Per Share	$39.40

(1)	Premiums received $2,271,522.
(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(3)	Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

14 | MARCH 31, 2015

Statement of Operations

For the period ended March 31, 2015 (unaudited)	Janus Fund

Investment Income:
Dividends	$40,258,326
Dividends from affiliates	97,680
Other income	1,775
Foreign tax withheld	(119,377)
Total Investment Income	40,238,404
Expenses:
Advisory fees	21,723,400
12b-1 Distribution and shareholder servicing fees:
Class A Shares	18,687
Class C Shares	27,630
Class R Shares	7,527
Class S Shares	38,484
Transfer agent administrative fees and expenses:
Class D Shares	3,585,221
Class R Shares	3,763
Class S Shares	38,484
Class T Shares	2,113,383
Transfer agent networking and omnibus fees:
Class A Shares	8,169
Class C Shares	2,946
Class I Shares	209,458
Other transfer agent fees and expenses:
Class A Shares	833
Class C Shares	422
Class D Shares	540,675
Class I Shares	7,838
Class N Shares	61
Class R Shares	35
Class S Shares	215
Class T Shares	9,909
Shareholder reports expense	539,034
Registration fees	79,672
Custodian fees	43,556
Professional fees	61,864
Non-interested Trustees’ fees and expenses	92,899
Fund administration fees	339,827
Other expenses	192,537
Total Expenses	29,686,529
Net Expenses	29,686,529
Net Investment Income/(Loss)	10,551,875
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	568,813,380
Written options contracts	3,250,921
Total Net Realized Gain/(Loss) on Investments	572,064,301
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	431,152,557
Written options contracts	3,295,359
Total Change in Unrealized Net Appreciation/Depreciation	434,447,916
Net Increase/(Decrease) in Net Assets Resulting from Operations	$1,017,064,092

See Notes to Financial Statements.

Janus Investment Fund | 15

Statements of Changes in Net Assets

	Janus Fund
For the period ended March 31 (unaudited) and the year ended September 30	2015	2014

Operations:
Net investment income/(loss)	$10,551,875	$25,785,388
Net realized gain/(loss) on investments	572,064,301	1,596,532,305
Change in unrealized net appreciation/depreciation	434,447,916	(485,206,038)
Net Increase/(Decrease) in Net Assets Resulting from Operations	1,017,064,092	1,137,111,655
Dividends and Distributions to Shareholders:
Net Investment Income
Class D Shares	(7,400,532)	(19,624,172)
Class I Shares	(1,022,659)	(593,856)
Class N Shares	(51,550)	(66,656)
Class R Shares	–	(2,106)
Class S Shares	–	(64,152)
Class T Shares	(450,536)	(5,280,453)
Net Realized Gain from Investment Transactions
Class A Shares	(2,992,735)	(88,185)
Class C Shares	(1,080,157)	(25,299)
Class D Shares	(1,178,745,975)	(26,654,269)
Class I Shares	(88,223,078)	(715,340)
Class N Shares	(3,898,330)	(92,497)
Class R Shares	(575,708)	(17,718)
Class S Shares	(5,993,183)	(200,134)
Class T Shares	(332,194,832)	(8,242,065)
Net Decrease from Dividends and Distributions to Shareholders	(1,622,629,275)	(61,666,902)
Capital Share Transactions:
Shares Sold
Class A Shares	2,472,308	2,766,428
Class C Shares	1,481,008	678,833
Class D Shares	71,809,482	92,655,179
Class I Shares	246,701,613	135,042,753
Class N Shares	1,356,109	1,370,479
Class R Shares	1,128,422	1,077,684
Class S Shares	3,229,608	7,703,346
Class T Shares	175,482,359	142,408,479
Reinvested Dividends and Distributions
Class A Shares	2,709,700	81,516
Class C Shares	680,023	14,468
Class D Shares	1,147,048,956	44,826,283
Class I Shares	87,688,411	1,249,915
Class N Shares	3,949,880	159,153
Class R Shares	575,699	18,271
Class S Shares	5,950,323	262,629
Class T Shares	321,902,783	13,137,853
Shares Repurchased
Class A Shares	(3,016,260)	(8,236,474)
Class C Shares	(1,122,728)	(1,058,385)
Class D Shares	(245,835,589)	(461,797,495)
Class I Shares	(13,103,278)	(30,705,982)
Class N Shares	(1,173,932)	(12,004,931)
Class R Shares	(859,024)	(2,020,220)
Class S Shares	(5,752,964)	(23,746,270)
Class T Shares	(160,826,500)	(420,047,436)

See Notes to Financial Statements.

16 | MARCH 31, 2015

	Janus Fund
For the period ended March 31 (unaudited) and the year ended September 30	2015	2014

Net Increase/(Decrease) from Capital Share Transactions	1,642,476,409	(516,163,924)
Net Increase/(Decrease) in Net Assets	1,036,911,226	559,280,829
Net Assets:
Beginning of period	7,692,034,150	7,132,753,321
End of period	$8,728,945,376	$7,692,034,150

Undistributed Net Investment Income/(Loss)	$10,391,294	$8,764,696

See Notes to Financial Statements.

Janus Investment Fund | 17

Financial Highlights

Class A Shares

For a share outstanding during the period ended
March 31, 2015 (unaudited), each year or period ended	Janus Fund
September 30 and the period ended October 31, 2009	2015	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$43.19	$37.33	$31.74	$25.33	$26.81	$23.96	$20.86
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.01(3)	0.06(3)	(7.61)	0.11	0.11	0.05	0.01
Net gain/(loss) on investments (both realized and unrealized)	4.86	5.99	13.41	6.44	(1.45)	2.83	3.09
Total from Investment Operations	4.87	6.05	5.80	6.55	(1.34)	2.88	3.10
Less Distributions:
Dividends (from net investment income)	–	–	(0.21)	(0.14)	(0.14)	(0.03)	–
Distributions (from capital gains)	(9.04)	(0.19)	–	–	–	–	–
Total Distributions	(9.04)	(0.19)	(0.21)	(0.14)	(0.14)	(0.03)	–
Net Asset Value, End of Period	$39.02	$43.19	$37.33	$31.74	$25.33	$26.81	$23.96
Total Return*	13.08%	16.27%	18.39%	25.96%	(5.08)%	12.03%	14.86%
Net Assets, End of Period (in thousands)	$15,688	$14,675	$17,579	$1,117,172	$851,546	$383,332	$4,237
Average Net Assets for the Period (in thousands)	$14,990	$16,911	$982,481	$986,388	$640,709	$159,151	$5,256
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets**	0.92%	0.86%	0.99%	1.02%	1.07%	1.22%	1.07%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets**	0.92%	0.86%	0.95%	0.89%	0.98%	1.06%	1.03%
Ratio of Net Investment Income/(Loss) to Average Net Assets**	0.06%	0.16%	0.65%	0.48%	0.41%	0.42%	0.09%
Portfolio Turnover Rate	24%	62%	46%	46%	90%	40%	60%

Class C Shares

For a share outstanding during the period ended March 31,
2015 (unaudited), each year or period ended September 30 and	Janus Fund
the period ended October 31, 2009	2015	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$42.33	$36.88	$31.32	$25.06	$26.59	$23.90	$20.86
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.13)(3)	(0.25)(3)	(0.24)	(0.14)	(0.14)	(0.13)	(0.05)
Net gain/(loss) on investments (both realized and unrealized)	4.69	5.89	5.80	6.40	(1.39)	2.82	3.09
Total from Investment Operations	4.56	5.64	5.56	6.26	(1.53)	2.69	3.04
Less Distributions:
Dividends (from net investment income)	–	–	–	–	–	–	–
Distributions (from capital gains)	(9.04)	(0.19)	–	–	–	–	–
Total Distributions	(9.04)	(0.19)	–	–	–	–	–
Net Asset Value, End of Period	$37.85	$42.33	$36.88	$31.32	$25.06	$26.59	$23.90
Total Return*	12.55%	15.35%	17.75%	24.98%	(5.75)%	11.26%	14.57%
Net Assets, End of Period (in thousands)	$5,955	$5,349	$4,998	$5,498	$4,599	$5,687	$5,443
Average Net Assets for the Period (in thousands)	$5,541	$5,245	$4,814	$5,620	$5,722	$5,919	$5,221
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets**	1.67%	1.65%	1.67%	1.69%	1.70%	1.96%	1.89%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets**	1.67%	1.65%	1.63%	1.64%	1.70%	1.78%	1.78%
Ratio of Net Investment Income/(Loss) to Average Net Assets**	(0.69)%	(0.63)%	(0.09)%	(0.29)%	(0.32)%	(0.48)%	(0.69)%
Portfolio Turnover Rate	24%	62%	46%	46%	90%	40%	60%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

18 | MARCH 31, 2015

Class D Shares

For a share outstanding during the period ended
March 31, 2015 (unaudited) and each year	Janus Fund
or period ended September 30	2015	2014	2013	2012	2011	2010(1)

Net Asset Value, Beginning of Period	$43.44	$37.60	$31.89	$25.43	$26.83	$25.24
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.06(2)	0.15(2)	0.22	0.18	0.17	0.10
Net gain/(loss) on investments (both realized and unrealized)	4.89	6.02	5.76	6.45	(1.46)	1.49
Total from Investment Operations	4.95	6.17	5.98	6.63	(1.29)	1.59
Less Distributions:
Dividends (from net investment income)	(0.06)	(0.14)	(0.27)	(0.17)	(0.11)	–
Distributions (from capital gains)	(9.04)	(0.19)	–	–	–	–
Total Distributions	(9.10)	(0.33)	(0.27)	(0.17)	(0.11)	–
Net Asset Value, End of Period	$39.29	$43.44	$37.60	$31.89	$25.43	$26.83
Total Return*	13.22%	16.52%	18.92%	26.18%	(4.86)%	6.30%
Net Assets, End of Period (in thousands)	$6,267,737	$5,736,396	$5,260,579	$4,785,902	$4,119,798	$4,706,894
Average Net Assets for the Period (in thousands)	$5,991,784	$5,607,909	$4,928,021	$4,622,266	$4,895,030	$4,678,358
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets**	0.71%	0.66%	0.68%	0.68%	0.77%	0.93%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets**	0.71%	0.66%	0.68%	0.68%	0.77%	0.93%
Ratio of Net Investment Income/(Loss) to Average Net Assets**	0.28%	0.36%	0.85%	0.69%	0.60%	0.61%
Portfolio Turnover Rate	24%	62%	46%	46%	90%	40%

Class I Shares

For a share outstanding during the period ended
March 31, 2015 (unaudited), each year or period ended	Janus Fund
September 30 and the period ended October 31, 2009	2015	2014	2013	2012	2011	2010(3)	2009(4)

Net Asset Value, Beginning of Period	$43.46	$37.63	$31.91	$25.44	$26.87	$23.96	$20.86
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.07(2)	0.17(2)	0.25	0.21	0.17	0.12	0.02
Net gain/(loss) on investments (both realized and unrealized)	4.90	6.01	5.76	6.45	(1.45)	2.82	3.08
Total from Investment Operations	4.97	6.18	6.01	6.66	(1.28)	2.94	3.10
Less Distributions:
Dividends (from net investment income)	(0.10)	(0.16)	(0.29)	(0.19)	(0.15)	(0.03)	–
Distributions (from capital gains)	(9.04)	(0.19)	–	–	–	–	–
Total Distributions	(9.14)	(0.35)	(0.29)	(0.19)	(0.15)	(0.03)	–
Net Asset Value, End of Period	$39.29	$43.46	$37.63	$31.91	$25.44	$26.87	$23.96
Total Return*	13.29%	16.53%	18.98%	26.30%	(4.83)%	12.28%	14.86%
Net Assets, End of Period (in thousands)	$552,751	$265,667	$140,367	$143,353	$147,597	$135,877	$25,857
Average Net Assets for the Period (in thousands)	$437,872	$158,634	$135,903	$156,600	$159,134	$93,710	$18,996
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets**	0.66%	0.61%	0.61%	0.63%	0.72%	0.86%	0.73%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets**	0.66%	0.61%	0.61%	0.63%	0.72%	0.80%	0.71%
Ratio of Net Investment Income/(Loss) to Average Net Assets**	0.35%	0.41%	0.94%	0.73%	0.67%	0.67%	0.31%
Portfolio Turnover Rate	24%	62%	46%	46%	90%	40%	60%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Period from February 16, 2010 (inception date) through September 30, 2010.
(2)	Per share amounts are calculated based on average shares outstanding during the year or period.
(3)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(4)	Period from July 6, 2009 (inception date) through October 31, 2009.

See Notes to Financial Statements.

Janus Investment Fund | 19

Financial Highlights  (continued)

Class N Shares

For a share outstanding during the period ended March 31, 2015 (unaudited) and each	Janus Fund
year or period ended September 30	2015	2014	2013	2012(1)

Net Asset Value, Beginning of Period	$43.51	$37.61	$31.92	$29.54
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.09(2)	0.21(2)	(1.56)	0.04
Net gain/(loss) on investments (both realized and unrealized)	4.91	6.02	7.59	2.34
Total from Investment Operations	5.00	6.23	6.03	2.38
Less Distributions:
Dividends (from net investment income)	(0.12)	(0.14)	(0.34)	–
Distributions (from capital gains)	(9.04)	(0.19)	–	–
Total Distributions	(9.16)	(0.33)	(0.34)	–
Net Asset Value, End of Period	$39.35	$43.51	$37.61	$31.92
Total Return*	13.34%	16.66%	19.08%	8.06%
Net Assets, End of Period (in thousands)	$21,532	$18,843	$26,202	$24,587
Average Net Assets for the Period (in thousands)	$20,046	$20,018	$202,860	$17,258
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets**	0.55%	0.51%	0.52%	0.55%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets**	0.55%	0.51%	0.52%	0.55%
Ratio of Net Investment Income/(Loss) to Average Net Assets**	0.43%	0.51%	1.33%	0.91%
Portfolio Turnover Rate	24%	62%	46%	46%

Class R Shares

For a share outstanding during the period ended March 31,
2015 (unaudited), each year or period ended September 30 and	Janus Fund
the period ended October 31, 2009	2015	2014	2013	2012	2011	2010(3)	2009(4)

Net Asset Value, Beginning of Period	$42.90	$37.26	$31.54	$25.22	$26.68	$23.91	$20.86
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.06)(2)	(0.10)(2)	0.03	(0.04)	0.01	(0.02)	(0.02)
Net gain/(loss) on investments (both realized and unrealized)	4.83	5.95	5.71	6.44	(1.47)	2.79	3.07
Total from Investment Operations	4.77	5.85	5.74	6.40	(1.46)	2.77	3.05
Less Distributions:
Dividends (from net investment income)	–	(0.02)	(0.02)	(0.08)	–	–	–
Distributions (from capital gains)	(9.04)	(0.19)	–	–	–	–	–
Total Distributions	(9.04)	(0.21)	(0.02)	(0.08)	–	–	–
Net Asset Value, End of Period	$38.63	$42.90	$37.26	$31.54	$25.22	$26.68	$23.91
Total Return*	12.92%	15.77%	18.21%	25.44%	(5.47)%	11.59%	14.62%
Net Assets, End of Period (in thousands)	$3,413	$2,787	$3,259	$2,427	$2,175	$1,299	$781
Average Net Assets for the Period (in thousands)	$3,019	$3,267	$2,801	$2,600	$1,644	$1,097	$776
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets**	1.31%	1.26%	1.28%	1.29%	1.37%	1.47%	1.45%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets**	1.31%	1.26%	1.28%	1.29%	1.37%	1.47%	1.44%
Ratio of Net Investment Income/(Loss) to Average Net Assets**	(0.33)%	(0.24)%	0.23%	0.07%	0.00%(5)	(0.10)%	(0.34)%
Portfolio Turnover Rate	24%	62%	46%	46%	90%	40%	60%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Period from May 31, 2012 (inception date) through September 30, 2012.
(2)	Per share amounts are calculated based on average shares outstanding during the year or period.
(3)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(4)	Period from July 6, 2009 (inception date) through October 31, 2009.
(5)	Less than 0.005%.

See Notes to Financial Statements.

20 | MARCH 31, 2015

Class S Shares

For a share outstanding during the period ended March 31,
2015 (unaudited), each year or period ended September 30	Janus Fund
and the period ended October 31, 2009	2015	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$43.43	$37.65	$31.84	$25.35	$26.77	$23.95	$20.86
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.01)(3)	0.01(3)	0.14	0.09	0.06	0.01	–(4)
Net gain/(loss) on investments (both realized and unrealized)	4.90	6.02	5.75	6.44	(1.46)	2.81	3.09
Total from Investment Operations	4.89	6.03	5.89	6.53	(1.40)	2.82	3.09
Less Distributions:
Dividends (from net investment income)	–	(0.06)	(0.08)	(0.04)	(0.02)	–	–
Distributions (from capital gains)	(9.04)	(0.19)	–	–	–	–	–
Total Distributions	(9.04)	(0.25)	(0.08)	(0.04)	(0.02)	–	–
Net Asset Value, End of Period	$39.28	$43.43	$37.65	$31.84	$25.35	$26.77	$23.95
Total Return*	13.06%	16.10%	18.55%	25.79%	(5.25)%	11.77%	14.81%
Net Assets, End of Period (in thousands)	$31,952	$30,752	$41,000	$43,993	$60,817	$76,034	$84,350
Average Net Assets for the Period (in thousands)	$30,872	$37,988	$41,378	$54,961	$76,115	$79,758	$85,637
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets**	1.05%	1.01%	1.02%	1.03%	1.14%	1.25%	1.20%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets**	1.05%	0.98%	0.99%	1.02%	1.14%	1.25%	1.19%
Ratio of Net Investment Income/(Loss) to Average Net Assets**	(0.07)%	0.04%	0.55%	0.32%	0.23%	0.04%	(0.08)%
Portfolio Turnover Rate	24%	62%	46%	46%	90%	40%	60%

Class T Shares

For a share outstanding during the period
ended March 31, 2015 (unaudited), each year
or period ended September 30 and the year	Janus Fund
ended October 31	2015	2014	2013	2012	2011	2010(1)	2009

Net Asset Value, Beginning of Period	$43.50	$37.68	$31.90	$25.42	$26.82	$23.95	$20.35
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.04(3)	0.11(3)	0.28	0.18	0.16	0.09	0.11
Net gain/(loss) on investments (both realized and unrealized)	4.91	6.02	5.69	6.43	(1.50)	2.80	3.76
Total from Investment Operations	4.95	6.13	5.97	6.61	(1.34)	2.89	3.87
Less Distributions:
Dividends (from net investment income)	(0.01)	(0.12)	(0.19)	(0.13)	(0.06)	(0.02)	(0.27)
Distributions (from capital gains)	(9.04)	(0.19)	–	–	–	–	–
Total Distributions	(9.05)	(0.31)	(0.19)	(0.13)	(0.06)	(0.02)	(0.27)
Net Asset Value, End of Period	$39.40	$43.50	$37.68	$31.90	$25.42	$26.82	$23.95
Total Return*	13.20%	16.37%	18.83%	26.07%	(5.01)%	12.06%	19.35%
Net Assets, End of Period (in thousands)	$1,829,918	$1,617,564	$1,638,769	$1,987,992	$2,032,008	$2,800,369	$8,100,358
Average Net Assets for the Period (in thousands)	$1,695,351	$1,689,483	$1,591,600	$2,149,222	$2,583,683	$5,138,181	$7,312,389
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets**	0.80%	0.76%	0.78%	0.78%	0.89%	0.94%	0.89%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets**	0.80%	0.75%	0.76%	0.78%	0.89%	0.94%	0.88%
Ratio of Net Investment Income/(Loss) to Average Net Assets**	0.18%	0.27%	0.75%	0.58%	0.48%	0.21%	0.49%
Portfolio Turnover Rate	24%	62%	46%	46%	90%	40%	60%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Per share amounts are calculated based on average shares outstanding during the year or period.
(4)	Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund | 21

Notes to Financial Statements (unaudited)

1.	Organization and Significant Accounting Policies

Janus Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-seven funds which include multiple series of shares, with differing investment objectives and policies. The Fund invests primarily in equity securities. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans. Class N Shares also are available to Janus proprietary products.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be valued on an amortized cost basis. Securities for which market

22 | MARCH 31, 2015

quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary
Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2015 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Fund did not hold a significant amount of Level 3 securities as of March 31, 2015.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used

Janus Investment Fund | 23

Notes to Financial Statements (unaudited) (continued)

for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Fund. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications
In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations
The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions
The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2.	Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended March 31, 2015 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of this section.

24 | MARCH 31, 2015

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

•	Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

•	Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for

Janus Investment Fund | 25

Notes to Financial Statements (unaudited) (continued)

nonhedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported on the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/(depreciation) (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

The following table provides average ending monthly currency value amounts on sold forward currency contracts during the period ended March 31, 2015.

Fund	Sold

Janus Fund	$187,308,067

Options Contracts
An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price on or before a specified date. The purchaser pays a premium to the seller for this right. The seller has the corresponding obligation to sell or buy a financial instrument if the purchaser (owner) “exercises” the option. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid. Upon expiration, or closing of the option transaction, a realized gain or loss is reported on the Statement of Operations (if applicable). The difference between the premium paid/received and the market value of the option is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported on the Statement of Operations (if applicable). Option contracts are typically valued using an approved vendor’s option valuation model. To the extent reliable market quotations are available, option contracts are valued using market quotations. In cases when an approved vendor cannot provide coverage for an option and there is no reliable market quotation, a broker quotation or an internal valuation using the Black-Scholes model, the Cox-Rubenstein Binomial Option Pricing Model, or other appropriate option pricing model is used.

The Fund may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. The Fund may be subject to counterparty risk, interest rate risk, liquidity risk, equity risk, commodity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Fund to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

The Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. The Fund may purchase call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by such Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Options purchased are reported in the Schedule of Investments (if applicable).

During the period, the Fund purchased call options on various equity securities for the purpose of increasing exposure to individual equity risk.

During the period, the Fund purchased put options on various equity securities, and ETFs, for the purpose of decreasing exposure to individual equity risk.

26 | MARCH 31, 2015

The following table provides average ending monthly market value amounts on purchased call and put options during the period ended March 31, 2015.

	Purchased	Purchased
Fund	Call Options	Put Options

Janus Fund	$8,558,978	$5,168,404

In writing an option, the Fund bears the risk of an unfavorable change in the price of the security underlying the written option. When an option is written, the Fund receives a premium and become obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written, at value” (if applicable). The risk in writing call options is that the Fund gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Fund may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Exercise of an option written by the Fund could result in the Fund buying or selling a security at a price different from the current market value.

During the period, the Fund wrote put options on various equity securities for the purpose of increasing exposure to individual equity risk and/or generating income.

The following table provides average ending monthly market value amounts on written put options during the period ended March 31, 2015.

Fund	Written Put Options

Janus Fund	$3,311,986

Written option activity for the period ended March 31, 2015 is indicated in the table below:

	Number of	Premiums
Put Options	Contracts	Received

Janus Fund
Options outstanding at September 30, 2014	31,222	$6,197,828
Options written	29,667	2,923,194
Options closed	(23,669)	(3,300,507)
Options expired	(7,553)	(2,897,321)
Options exercised	(10,945)	(651,672)

Options outstanding at March 31, 2015	18,722	$2,271,522

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of March 31, 2015.

Fair Value of Derivative Instruments as of March 31, 2015

Derivatives not accounted for	Asset Derivatives		Liability Derivatives
as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Janus Fund
Currency Contracts	Forward currency contracts	$2,841,351	Forward currency contracts	$91,700
Equity Contracts	Unaffiliated investments, at value	9,746,457*	Options written, at value	$2,017,949

Total		$12,587,808		$2,109,649

*	Amount relates to purchased options.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the period ended March 31, 2015.

The effect of Derivative Instruments on the Statement of Operations for the period ended March 31, 2015

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
	Investments and foreign
Derivatives not accounted for as hedging instruments	currency transactions		Written options contracts	Total

Janus Fund
Currency Contracts	$17,496,923		$–	$17,496,923
Equity Contracts	(8,285,429	)*	3,250,921	(5,034,508)

Total	$9,211,494		$3,250,921	$12,462,415

*	Amount relates to purchased options.

Janus Investment Fund | 27

Notes to Financial Statements (unaudited) (continued)

Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income
	Investments, foreign
	currency translations and
	non-interested Trustees’
Derivatives not accounted for as hedging instruments	deferred compensation	Written options contracts	Total

Janus Fund
Currency Contracts	$ 83,720	$ –	$ 83,720
Equity Contracts	3,220,990*	3,295,359	6,516,349

Total	$ 3,304,710	$3,295,359	$6,600,069

*	Amount relates to purchased options.

Please see the Fund’s Statement of Operations for the Fund’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

3.	Other Investments and Strategies

Additional Investment Risk
The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. As a result, financial markets in the EU have been subject to increased volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties
Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of

28 | MARCH 31, 2015

the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the “Offsetting Assets and Liabilities” section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities
The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Fund does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following tables present gross amounts of recognized assets and liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see either the “Fair Value of Derivative Instruments as of March 31, 2015” table located in Note 2 of these Notes to Financial Statements and/or the Fund’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
Counterparty	of Recognized Assets	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount

Bank of America	$ 248,260	$ (28,177)	$ –	$ 220,083
Credit Suisse International	5,943,684	(823,402)	(4,183,803)	936,479
HSBC Securities (USA), Inc.	1,091,234	–	–	1,091,234
JPMorgan Chase & Co.	45,608	–	–	45,608
Morgan Stanely & Co. International PLC	5,259,022	(1,194,547)	(2,810,369)	1,254,106

Total	$12,587,808	$(2,046,126)	$(6,994,172)	$3,547,510

Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts
Counterparty	of Recognized Liabilities	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount

Bank of America	$ 28,177	$ (28,177)	$–	$ –
Credit Suisse International	823,402	(823,402)	–	–
Morgan Stanley & Co. International PLC	1,194,547	(1,194,547)	–	–
RBC Capital Markets Corp.	63,523	–	–	63,523

Total	$2,109,649	$(2,046,126)	$–	$63,523

(a)	Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.
(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

The Fund does not exchange collateral on its forward currency contracts with its counterparties; however, the Fund will segregate cash or high-grade securities in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. Such segregated assets, if with the Fund’s custodian, are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their market value

Janus Investment Fund | 29

Notes to Financial Statements (unaudited) (continued)

equals or exceeds the current market value of the Fund’s corresponding forward currency contracts.

The Fund may require the counterparty to pledge securities as collateral daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized gain on OTC derivative contracts with a particular counterparty. The Fund may deposit cash as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. The collateral amounts are subject to minimum exposure requirements and initial margin requirements. Collateral amounts are monitored and subsequently adjusted up or down as valuations fluctuate by at least the minimum exposure requirement. Collateral may reduce the risk of loss.

Real Estate Investing
The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions
Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s “base” fee rate prior to any performance adjustment (expressed as an annual rate).

Fund	Base Fee Rate (%)

Janus Fund	0.64

The investment advisory fee rate is determined by calculating a base fee (shown in the table above) and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate. The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to its benchmark index, as shown below:

Fund	Benchmark Index

Janus Fund	Core Growth Index

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets during the applicable performance measurement period.

The Fund’s prospectuses and statement of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment, if applicable. The performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses for the period ended March 31, 2015 is below:

Performance Adjusted
Investment Advisory
Fund	Fee Rate (%)

Janus Fund	0.53

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any performance adjustments to management fees, the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the transfer agency agreement, brokerage

30 | MARCH 31, 2015

commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate shown below. Janus Capital has agreed to continue the waiver until at least February 1, 2016.

Expense
Fund	Limit (%)

Janus Fund	0.83

If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the transfer agency agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares, and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares, and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares, and receives reimbursement for its out-of-pocket costs on all other share classes. Included in out-of-pocket expenses are the expenses Janus Services incurs for serving as transfer agent and providing servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, of up to 0.50% of the Class R Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the

Janus Investment Fund | 31

Notes to Financial Statements (unaudited) (continued)

payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). The Fund also pays for salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. Some expenses related to compensation payable to the Fund’s Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $307,757 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended March 31, 2015. The Fund’s portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of March 31, 2015 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended March 31, 2015 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $135,000 were paid by the Trust to a Trustee under the Deferred Plan during the period ended March 31, 2015.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Fund’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2015 can be found in a table located in the Notes to Schedule of Investments and Other Information.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the period ended March 31, 2015, Janus Distributors retained the following upfront sales charges:

Upfront
Fund (Class A Shares)	Sales Charge

Janus Fund	$4,394

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable

32 | MARCH 31, 2015

CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the period ended March 31, 2015.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class C Shares during the period ended March 31, 2015.

As of March 31, 2015, shares of the Fund were owned by Janus Capital and/or other funds advised by Janus Capital, as indicated in the table below:

	% of Class	% of Fund
Fund	Owned	Owned

Janus Fund - Class A Shares	–%	–%
Janus Fund - Class C Shares	–	–
Janus Fund - Class D Shares	–	–
Janus Fund - Class I Shares	–	–
Janus Fund - Class N Shares	49	0
Janus Fund - Class R Shares	–	–
Janus Fund - Class S Shares	–	–
Janus Fund - Class T Shares	–	–

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets.

5.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2015 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in passive foreign investment companies.

				Net Tax
	Federal Tax	Unrealized	Unrealized	Appreciation/
Fund	Cost	Appreciation	(Depreciation)	(Depreciation)

Janus Fund	$6,739,355,011	$2,056,070,010	$(80,112,033)	$1,975,957,977

Accumulated capital losses noted below represent net capital loss carryovers, as of September 30, 2014, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Losses incurred during those years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may more likely expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The following table shows these capital loss carryovers.

Capital Loss Carryover Expiration Schedule
For the year ended September 30, 2014

				Accumulated
	September 30,	No Expiration		Capital
Fund	2016	Short-Term	Long-Term	Losses

Janus Fund(1)	$(9,444,811)	$–	$–	$(9,444,811)

(1)	Capital loss carryovers subject to annual limitations, $(4,722,405) should be available in the next fiscal year.

Janus Investment Fund | 33

Notes to Financial Statements (unaudited) (continued)

6.	Capital Share Transactions

For the period ended March 31 (unaudited)	Janus Fund
and the year ended September 30	2015	2014

Transactions in Fund Shares – Class A Shares:
Shares sold	63,967	68,236
Reinvested dividends and distributions	75,437	2,077
Shares repurchased	(77,122)	(201,414)
Net Increase/(Decrease) in Fund Shares	62,282	(131,101)
Shares Outstanding, Beginning of Period	339,774	470,875
Shares Outstanding, End of Period	402,056	339,774
Transactions in Fund Shares – Class C Shares:
Shares sold	40,250	16,938
Reinvested dividends and distributions	19,457	374
Shares repurchased	(28,755)	(26,444)
Net Increase/(Decrease) in Fund Shares	30,952	(9,132)
Shares Outstanding, Beginning of Period	126,381	135,513
Shares Outstanding, End of Period	157,333	126,381
Transactions in Fund Shares – Class D Shares:
Shares sold	1,797,763	2,265,391
Reinvested dividends and distributions	31,739,042	1,137,146
Shares repurchased	(6,086,705)	(11,229,515)
Net Increase/(Decrease) in Fund Shares	27,450,100	(7,826,978)
Shares Outstanding, Beginning of Period	132,067,449	139,894,427
Shares Outstanding, End of Period	159,517,549	132,067,449
Transactions in Fund Shares – Class I Shares:
Shares sold	5,858,131	3,099,447
Reinvested dividends and distributions	2,427,025	31,692
Shares repurchased	(328,422)	(749,042)
Net Increase/(Decrease) in Fund Shares	7,956,734	2,382,097
Shares Outstanding, Beginning of Period	6,112,311	3,730,214
Shares Outstanding, End of Period	14,069,045	6,112,311
Transactions in Fund Shares – Class N Shares:
Shares sold	34,775	33,574
Reinvested dividends and distributions	109,203	4,034
Shares repurchased	(29,817)	(301,241)
Net Increase/(Decrease) in Fund Shares	114,161	(263,633)
Shares Outstanding, Beginning of Period	433,079	696,712
Shares Outstanding, End of Period	547,240	433,079
Transactions in Fund Shares – Class R Shares:
Shares sold	28,337	26,430
Reinvested dividends and distributions	16,176	467
Shares repurchased	(21,112)	(49,417)
Net Increase/(Decrease) in Fund Shares	23,401	(22,520)
Shares Outstanding, Beginning of Period	64,954	87,474
Shares Outstanding, End of Period	88,355	64,954
Transactions in Fund Shares – Class S Shares:
Shares sold	80,934	188,074
Reinvested dividends and distributions	164,555	6,645
Shares repurchased	(140,062)	(575,727)
Net Increase/(Decrease) in Fund Shares	105,427	(381,008)
Shares Outstanding, Beginning of Period	708,092	1,089,100
Shares Outstanding, End of Period	813,519	708,092

34 | MARCH 31, 2015

For the period ended March 31 (unaudited)	Janus Fund
and the year ended September 30	2015	2014

Transactions in Fund Shares – Class T Shares:
Shares sold	4,430,420	3,457,191
Reinvested dividends and distributions	8,880,077	332,520
Shares repurchased	(4,043,844)	(10,101,437)
Net Increase/(Decrease) in Fund Shares	9,266,653	(6,311,726)
Shares Outstanding, Beginning of Period	37,183,512	43,495,238
Shares Outstanding, End of Period	46,450,165	37,183,512

7.	Purchases and Sales of Investment Securities

For the period ended March 31, 2015, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

Janus Fund	$1,940,128,756	$2,105,007,575	$–	$–

8.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to March 31, 2015 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund | 35

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 10, 2014, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2015 through January 1 or February 1, 2016, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services
The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service

36 | MARCH 31, 2015

providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed institutional competitive advantages that should be able to provide superior investment management returns over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds
The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has improved: for the 36 months ended September 30, 2014, approximately 64% of the Funds were in the top two Lipper quartiles of performance, and for the 12 months ended September 30, 2014, approximately 57% of the Funds were in the top two Lipper quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the

Janus Investment Fund | 37

Additional Information (unaudited) (continued)

second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

Value Funds

•	For Perkins International Value Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014.

•	For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

Mathematical Funds

•	For INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH International Managed Volatility Fund (formerly named INTECH International Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund), the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for

38 | MARCH 31, 2015

the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of under-performance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and in the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and that the performance trend was improving.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the first Lipper

Janus Investment Fund | 39

Additional Information (unaudited) (continued)

quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s

40 | MARCH 31, 2015

underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and its limited performance history.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory agreement(s).

Costs of Services Provided
The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the mean management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

In this regard, the independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 19% below the mean total expenses of their respective Lipper Expense Group peers and 29% below the mean total expenses for their Lipper Expense Universes; (3) management fees for the Funds, on average, were 15% below the mean management fees for their Expense Groups and 20% below the mean for their Expense Universes; and (4) Janus fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered how the total expenses for each share class of each Fund compared to the mean total expenses for its Lipper Expense Group peers and to mean total expenses for its Lipper Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus

Janus Investment Fund | 41

Additional Information (unaudited) (continued)

Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) the average spread between management fees charged to the Funds and those charged to Janus Capital’s institutional accounts is reasonable relative to the average spreads seen in the industry; and (4) the retained fee margins implied by Janus Capital’s subadvised fees when compared to its mutual fund fees are reasonable relative to retained fee margins in the industry.

The Trustees considered the fees for each Fund for its fiscal year ended in 2013, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Bond Fund, the Trustees noted that although the Fund’s total expenses were equal to or below the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

•	For Perkins International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also

42 | MARCH 31, 2015

noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Mathematical Funds

•	For INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH International Managed Volatility Fund (formerly named INTECH International Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that

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Additional Information (unaudited) (continued)

Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that, although the Fund’s total expenses were above the peer group mean for its sole share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable limit.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

44 | MARCH 31, 2015

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

In this regard, the independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale
The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that their independent fee consultant had provided analysis of economies of scale during prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, the base contractual management fee rate paid by most of the Funds, before any adjustment for performance, if applicable, was below the mean contractual management fee rate of the Fund’s peer group identified by an independent data provider. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

In this regard, the independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, it could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief

Janus Investment Fund | 45

Additional Information (unaudited) (continued)

that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital
The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

46 | MARCH 31, 2015

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was March 31, 2015. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices.

When comparing the performance of the Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Fund invested in the index.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will

Janus Investment Fund | 47

Useful Information About Your Fund Report (unaudited) (continued)

notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or

48 | MARCH 31, 2015

investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund | 49

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC.

Funds distributed by Janus Distributors LLC

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-0515-87820	125-24-93042 05-15

semiannual report
March 31, 2015

Janus Global Life Sciences Fund

Janus Investment Fund

highlights

•	Portfolio management perspective
•	Investment strategy behind your fund
•	Fund performance, characteristics and holdings

            Janus Global Life Sciences Fund

Janus Global Life Sciences Fund (unaudited)

FUND SNAPSHOT
We take a global approach to identify high-quality or improving businesses in the life sciences sector trading at a discount to our estimate of intrinsic value. We believe the rapidly growing global health care sector offers fertile opportunities for differentiated research. We believe what sets us apart is the quality of our team, the depth of our research and our commitment to delivering superior long-term results for our clients.
Andy Acker portfolio manager

PERFORMANCE OVERVIEW

Janus Global Life Sciences Fund’s Class T Shares returned 25.11% over the six-month period ended March 31, 2015, significantly ahead of its primary benchmark, the MSCI World Health Care Index, which returned 11.57%. The Fund also outperformed the S&P 500 Index, the Fund’s secondary benchmark, which returned 5.93% during the period.

INVESTMENT ENVIRONMENT

Strong returns in managed health care, health care technology and health care distributors led to gains for the sector as broader equity indices rose over the quarter. Segments focused on health care delivery stand to reap continued benefits from more people entering the health care system due to the implementation of the Affordable Care Act. Biotechnology remained in favor, in part driven by announcements and presentations at the American Society of Hematology conference in December. Excitement at the conference centered upon the continued progress in immuno-oncology treatments.

The early part of 2015 proved that merger and acquisition activity in the health care sector is alive and well. During the period, there were several high-profile acquisitions, including a few of our holdings that were targets in such deals. As has been the case of late, buyers were attracted to innovative companies developing novel therapies aimed at major, unmet medical needs. Biotechnology companies were well represented in these transactions, but other pockets of the sector also benefited, including specialty pharmaceuticals and health care services. While consolidation fueled optimism, innovation in its own right continued to provide a fertile environment, especially within biotech.

We remain vigilant in monitoring valuations, which at first glance may appear rich, but the rally experienced over the past few years has only brought valuations for the health care sector back to the long-term average of the past 20 years. Furthermore, positive data from important clinical trials and accelerated approvals for some of the most effective treatments provide some justification for recent market appreciation. Nevertheless, we do see pockets of over-exuberance and believe taking a selective approach will become increasingly important going forward.

PERFORMANCE DISCUSSION

The Fund seeks to uncover opportunities that span the life sciences spectrum, including stocks in the biotechnology, pharmaceutical, health care service and medical technology arenas. Our bottom-up fundamental approach utilizes extensive proprietary research in an effort to discover the most compelling investment ideas across the globe. Our primary focus remains on companies that are addressing high, unmet medical needs and those that we believe can make the health care system more efficient.

Our selection of biotechnology and pharmaceuticals stocks drove the Fund’s relative performance, while our underweight of managed health care and holdings in health care facilities detracted from results. Pharmacyclics was the leading individual contributor for the period. This commercial-stage biotechnology company is focused on discovering and developing innovative small-molecule drugs for the treatment of cancer and immune-mediated diseases. The company’s stock surged in January on a consensus-beating report as well as upbeat guidance for its lead blood-cancer drug, Imbruvica. It was then announced that AbbVie would acquire the company for $21 billion, validating our view of Imbruvica’s vast commercial potential for the treatment of leukemia, lymphoma and other potential cancers.

Valeant Pharmaceuticals was also active in industry consolidation, but as a buyer, agreeing to acquire Salix Pharmaceuticals, a maker of gastrointestinal treatments, and another one of our holdings. We have long been attracted to Valeant as we believe management has transformed the specialty pharmaceutical company by improving margins, incentives and the company’s growth profile. Valeant has a strong and growing presence in key

Janus Investment Fund | 1

Janus Global Life Sciences Fund (unaudited)

emerging markets, including Latin America, Eastern Europe and Southeast Asia, and it has demonstrated an ability to make value-enhancing acquisitions.

Another top contributor was Biogen, Inc. The company’s stock gained on strong fourth quarter earnings, positive 2015 guidance, and enthusiastic feedback about its drug pipeline, including impressive early data for its Alzheimer’s disease treatment. Biogen develops therapies focusing on neurology, immunology and hematologic diseases. Biogen has a dominant position in the $18 billion multiple sclerosis market, with leading therapies in all three categories of treatment (oral, injectable and the high-efficacy segment). The company has four significant product launches underway, including Tecfidera for multiple sclerosis and two long-acting hemophilia products. We believe the company’s multiple sclerosis franchise and other pipeline products can drive strong long-term growth.

Hospital operator Tenet Healthcare detracted from performance as enrollment projections released during the autumn by the Congressional Budget Office covering the second year of the Affordable Care Act (ACA) underwhelmed. Originally estimated to be 13 million, enrollments were revised down to nine million. While numbers may end up being slightly higher, the enthusiasm surrounding hospitals during the ACA roll out has been replaced recently by concern about a pending decision by the Supreme Court that could impact implementation of the law. Given the looming threat from this decision and the company’s continued high financial leverage, we decided to exit the position.

Our small position in biotech firm Arrowhead Research Corp. was another detractor as the stock collapsed when the company failed to meet the high expectations it had established for its new treatment for hepatitis B. Given the disappointing initial data, we decided to sell the position.

Gilead Sciences was also a relative detractor as fears of price competition arose for its hepatitis C treatment. Express Scripts, a pharmacy benefits management organization, chose AbbVie’s competing treatment for their national formularies due to the significant discount offered. This development did not come as a complete surprise as we had already expected AbbVie to take share in the price-sensitive part of the market. While we reduced our position in Gilead, we still see high cash flows and low valuation as supportive of the company’s shares.

The Fund continued with its “value at risk” approach as part of a comprehensive risk management framework. This approach focuses our attention on downside risks, especially those arising from binary events (such as clinical trial announcements or regulatory decisions) that can lead to significant share price volatility. In practice, this means we limit the position size of any one holding so that, in a worst-case scenario, the estimated adverse impact from a particular event should not exceed 1% of the Fund’s performance.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for derivatives used by the Fund.

OUTLOOK

We see significant growth opportunities ahead for the biotech and pharmaceutical industries. Improvements in genetic analysis have led to a wave of innovative therapies addressing many of the world’s highest unmet medical needs. This year we will likely see the launch of breakthrough therapies for several cancers, psoriasis and cystic fibrosis. We are also expecting several new treatments for heart disease, an area that hasn’t seen dramatic improvement in more than 20 years. New drugs advancing in development for Crohn’s disease and Alzheimer’s also look promising. The substantial improvement new therapies represent over existing options has also led to a more favorable regulatory environment. In fact, we believe the Food and Drug Administration is approving innovative therapies at a faster rate than at any point in its history. Innovation has also accelerated in the medical device market, especially with regard to new products aimed at more effectively monitoring and managing cardiovascular disease.

While we have a positive outlook for the sector, there are risks we continue to monitor. The emergence of biosimilars in the U.S. could create generic competition for biologics manufacturers for the first time. We think this will be a significant development, but believe the number of companies creating meaningful biosimilars will be limited, and that the price differential between biotech drugs and biosimilars will not be as wide as for traditional drugs and generic substitutes. In Europe, where biosimilars have already been available for over five years, the impact on branded biologic drugs has been modest. Should biosimilars gain a strong foothold within the marketplace, we believe pharmacy benefit managers would be key beneficiaries.

We are also monitoring the looming U.S. Supreme Court ruling on whether residents in states with federally established health care exchanges will remain eligible for federal tax subsidies to purchase health insurance. If the original law remains intact, we should continue to see a substantial increase in the insured population, which would

2 | MARCH 31, 2015

(unaudited)

benefit hospital operators and many insurance companies. In the event of a negative decision, we believe there would be short term disruption, but believe the long term effects could be mitigated by new legislation or state-based workarounds.

Thank you for your continued investment in Janus Global Life Sciences Fund.

Janus Investment Fund | 3

Janus Global Life Sciences Fund (unaudited)

Janus Global Life Sciences Fund At A Glance

5 Top Performers – Holdings

Contribution

Pharmacyclics, Inc.	2.29%
Valeant Pharmaceuticals International, Inc. (U.S. Shares)	1.22%
Biogen, Inc.	0.88%
Boston Scientific Corp.	0.82%
NPS Pharmaceuticals, Inc.	0.79%

5 Bottom Performers – Holdings

Contribution

Tenet Healthcare Corp.	–0.25%
Arrowhead Research Corp.	–0.20%
Gilead Sciences, Inc.	–0.17%
athenahealth, Inc.	–0.11%
Johnson & Johnson	–0.11%

3 Top Performers – Sectors*

		Fund Weighting	MSCI World Health Care
	Fund Contribution	(Average % of Equity)	Index Weighting

Health Care	12.53%	95.50%	100.00%
Consumer Staples	0.04%	0.91%	0.00%
Financials	0.02%	1.19%	0.00%

2 Bottom Performers – Sectors*

		Fund Weighting	MSCI World Health Care
	Fund Contribution	(Average % of Equity)	Index Weighting

Other**	–0.17%	2.40%	0.00%
Consumer Discretionary	0.01%	0.00%	0.00%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

4 | MARCH 31, 2015

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of March 31, 2015

Johnson & Johnson Pharmaceuticals	3.0%
Amgen, Inc. Biotechnology	2.8%
Biogen, Inc. Biotechnology	2.7%
Actavis PLC Pharmaceuticals	2.4%
Valeant Pharmaceuticals International, Inc. (U.S. Shares) Pharmaceuticals	2.4%

13.3%

Asset Allocation – (% of Net Assets)
As of March 31, 2015

*Includes Securities Sold Short of (0.6)% and Other of (4.9)%.

Top Country Allocations – Long Positions (% of Investment Securities)
As of March 31, 2015

As of September 30, 2014

Janus Investment Fund | 5

Janus Global Life Sciences Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended March 31, 2015						Expense Ratios – per the January 28, 2015 prospectuses
	Fiscal	One	Five	Ten	Since	Total Annual Fund
	Year-to-Date	Year	Year	Year	Inception*	Operating Expenses

Janus Global Life Sciences Fund – Class A Shares
NAV	25.01%	42.25%	26.86%	15.63%	13.01%	1.03%
MOP	17.82%	34.07%	25.36%	14.94%	12.60%

Janus Global Life Sciences Fund – Class C Shares
NAV	24.54%	41.16%	25.89%	14.76%	12.18%	1.80%
CDSC	23.54%	40.16%	25.89%	14.76%	12.18%

Janus Global Life Sciences Fund – Class D Shares(1)	25.15%	42.53%	27.07%	15.80%	13.18%	0.84%

Janus Global Life Sciences Fund – Class I Shares	25.07%	42.46%	27.12%	15.75%	13.16%	0.77%

Janus Global Life Sciences Fund – Class S Shares	24.96%	42.03%	26.66%	15.44%	12.85%	1.18%

Janus Global Life Sciences Fund – Class T Shares	25.11%	42.40%	26.97%	15.75%	13.16%	0.93%

MSCI World Health Care Index	11.57%	20.91%	17.72%	10.44%	6.41%

S&P 500® Index	5.93%	12.73%	14.47%	8.01%	5.20%

Morningstar Quartile – Class T Shares	–	1st	1st	2nd	1st

Morningstar Ranking – based on total return for Health Funds	–	19/128	28/122	35/117	15/70

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

See important disclosures on the next page.

6 | MARCH 31, 2015

(unaudited)

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Foreign securities are subject to additional risks including currency fluctuations, political and economic uncertainty, increased volatility and differing financial and information reporting standards, all of which are magnified in emerging markets.

High absolute short-term performance is not typical and may not be achieved in the future. Such results should not be the sole basis for evaluating material facts in making an investment decision.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics.

© 2015 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

Effective January 28, 2015, the Fund’s primary benchmark index changed from the S&P 500® Index to the MSCI World Health Care Index. Janus Capital believes that the change provides a more appropriate comparison for the Fund’s investment strategy.

See “Useful Information About Your Fund Report.”

*	The Fund’s inception date – December 31, 1998
(1)	Closed to new investors.

Janus Investment Fund | 7

Janus Global Life Sciences Fund (unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(10/1/14)	(3/31/15)	(10/1/14 - 3/31/15)†	(10/1/14)	(3/31/15)	(10/1/14 - 3/31/15)†	(10/1/14 - 3/31/15)

Class A Shares	$1,000.00	$1,250.10	$5.67	$1,000.00	$1,019.90	$5.09	1.01%

Class C Shares	$1,000.00	$1,245.40	$9.96	$1,000.00	$1,016.06	$8.95	1.78%

Class D Shares	$1,000.00	$1,251.50	$4.66	$1,000.00	$1,020.79	$4.18	0.83%

Class I Shares	$1,000.00	$1,250.70	$4.21	$1,000.00	$1,021.19	$3.78	0.75%

Class S Shares	$1,000.00	$1,249.60	$6.62	$1,000.00	$1,019.05	$5.94	1.18%

Class T Shares	$1,000.00	$1,251.10	$5.22	$1,000.00	$1,020.29	$4.68	0.93%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

8 | MARCH 31, 2015

Janus Global Life Sciences Fund

Schedule of Investments (unaudited)

As of March 31, 2015

Shares		Value
Common Stocks – 98.4%
Biotechnology – 34.8%
726,040	ACADIA Pharmaceuticals, Inc.*,#	$23,661,644
2,447,681	Achillion Pharmaceuticals, Inc.*,#	24,134,135
356,790	Actelion, Ltd.*	41,324,295
2,478,821	Aduro Biotech, Inc.*,§	21,243,496
184,501	Agios Pharmaceuticals, Inc.*,#	17,398,444
373,268	Alexion Pharmaceuticals, Inc.*	64,687,344
519,509	Alkermes PLC*	31,674,464
388,276	AMAG Pharmaceuticals, Inc.*,#	21,223,166
767,256	Amgen, Inc.	122,645,872
265,891	Anacor Pharmaceuticals, Inc.*	15,381,794
715,616	Ascendis Pharma A/S*,§,£	11,174,344
377,622	Auspex Pharmaceuticals, Inc.*	37,864,158
278,545	Biogen, Inc.*	117,612,841
809,724	Celgene Corp.*	93,344,983
847,159	Chimerix, Inc.*	31,929,423
208,656	Clovis Oncology, Inc.*,#	15,488,535
3,259,574	Dyax Corp.*	54,614,162
196,311	Fibrogen, Inc.*,#	6,160,239
508,728	Fibrogen, Inc. (PP)*,§	15,165,690
729,530	Gilead Sciences, Inc.*,†	71,588,779
361,627	Incyte Corp.*	33,146,731
1,252,348	Insmed, Inc.*	26,048,838
719,405	Insys Therapeutics, Inc.*	41,819,013
3,295,107	Ironwood Pharmaceuticals, Inc.*	52,721,712
457,875	Juno Therapeutics, Inc.*,§	26,385,963
320,516	Medivation, Inc.*	41,369,000
816,886	Neurocrine Biosciences, Inc.*	32,438,543
1,487,768	OvaScience, Inc.*,#,£	51,670,183
321,173	Pharmacyclics, Inc.*	82,204,229
5,714,285	Pronai Therapeutics, Inc.*,§	3,999,999
499,417	ProQR Therapeutics NV*	10,927,244
404,881	PTC Therapeutics, Inc.*	24,637,009
211,256	Puma Biotechnology, Inc.*,#	49,879,654
254,328	Receptos, Inc.*	41,936,144
136,900	Regeneron Pharmaceuticals, Inc.*	61,807,612
1,114,616	Sangamo BioSciences, Inc.*,#	17,477,179
146,025	Spark Therapeutics, Inc.*	11,316,937
359,285	Vertex Pharmaceuticals, Inc.*	42,384,851
502,221	Zafgen, Inc.*,#	19,892,974

		1,510,381,623
Food & Staples Retailing – 0.4%
596,496	Diplomat Pharmacy, Inc.*,§	19,595,490
Food Products – 0.6%
6,193,906	Biostime International Holdings, Ltd.#	25,899,462
Health Care Equipment & Supplies – 9.2%
1,265,102	Abbott Laboratories	58,612,176
702,611	Baxter International, Inc.	48,128,853
4,788,648	Boston Scientific Corp.*	84,998,502
1,185,878	DBV Technologies SA (ADR)*,#	27,702,110
1,565,126	Endologix, Inc.*	26,716,701
407,128	HeartWare International, Inc.*,#	35,733,624
827,736	Novadaq Technologies, Inc.*	13,442,433
390,821	Varian Medical Systems, Inc.*	36,772,348
571,036	Zimmer Holdings, Inc.	67,108,151

		399,214,898
Health Care Providers & Services – 11.5%
684,851	Aetna, Inc.	72,957,177
473,542	AmerisourceBergen Corp.	53,827,519
1,019,442	Catamaran Corp. (U.S. Shares)*	60,697,577
436,211	DaVita HealthCare Partners, Inc.*	35,455,230
721,523	Express Scripts Holding Co.*	62,606,551
699,925	HCA Holdings, Inc.*	52,655,358
204,659	Henry Schein, Inc.*	28,574,489
508,933	MEDNAX, Inc.*	36,902,732
605,279	Omnicare, Inc.	46,642,800
4,224,000	Sinopharm Group Co., Ltd. – Class H	17,204,698
259,775	Universal Health Services, Inc. – Class B	30,578,115

		498,102,246
Health Care Technology – 1.4%
390,228	athenahealth, Inc.*,#	46,589,321
968,664	HMS Holdings Corp.*,#	14,965,859

		61,555,180
Insurance – 1.0%
451,728	Aon PLC	43,420,095
Life Sciences Tools & Services – 1.2%
80,570	Mettler-Toledo International, Inc.*	26,479,330
187,949	Thermo Fisher Scientific, Inc.	25,249,069

		51,728,399
Pharmaceuticals – 38.3%
1,648,956	AbbVie, Inc.	96,529,884
352,372	Actavis PLC*	104,872,955
614,082	Aerie Pharmaceuticals, Inc.*	19,245,330
365,233	Bayer AG	54,870,273
1,127,860	Bristol-Myers Squibb Co.	72,746,970
1,079,798	Eli Lilly & Co.	78,447,325
904,394	Endo International PLC*	81,124,142
1,196,329	Flamel Technologies SA (ADR)*,#	21,509,995
336,345	GW Pharmaceuticals PLC (ADR)*,#	30,651,120
16,173,273	Indivior PLC*	45,499,547
298,863	Jazz Pharmaceuticals PLC*	51,640,538
1,287,759	Johnson & Johnson†	129,548,519
643,169	Mallinckrodt PLC*	81,457,354
2,495,604	Meda AB – Class A	39,469,874
940,173	Nektar Therapeutics*,#	10,341,903
606,801	Novartis AG	60,024,569
1,435,583	Novo Nordisk A/S – Class B	76,829,144
405,720	Pacira Pharmaceuticals, Inc.*	36,048,222
244,031	Perrigo Co. PLC	40,399,332
1,103,419	Relypsa, Inc.*	39,800,323
338,288	Roche Holding AG	93,309,251
332,291	Salix Pharmaceuticals, Ltd.*,#	57,423,208
781,098	Sanofi	76,849,805
271,894	Shire PLC (ADR)	65,061,515
1,251,592	Teva Pharmaceutical Industries, Ltd. (ADR)	77,974,181
518,176	Valeant Pharmaceuticals International, Inc. (U.S. Shares)*	102,920,117
417,446	ZS Pharma, Inc.*,#	17,566,128

		1,662,161,524

Total Common Stocks (cost $3,030,370,733)		4,272,058,917
Investment Companies – 7.1%
Investments Purchased with Cash Collateral from Securities Lending – 5.0%
218,230,663	Janus Cash Collateral Fund LLC, 0.1041%°°,£	218,230,663

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund | 9

Janus Global Life Sciences Fund

Schedule of Investments (unaudited)

As of March 31, 2015

Shares		Value
Money Markets – 2.1%
89,389,689	Janus Cash Liquidity Fund LLC, 0.1097%°°,£	$89,389,689

Total Investment Companies (cost $307,620,352)		307,620,352
Total Investments (total cost $3,337,991,085) – 105.5%		4,579,679,269
Securities Sold Short – (0.6)%
Common Stocks Sold Short – (0.6)%
Biotechnology – (0.6)%
460,149	Juno Therapeutics, Inc.* (proceeds $23,572,004)	(27,912,638)

Liabilities, net of Cash, Receivables and Other Assets – (4.9)%		(211,770,496)

Net Assets – 100%		$4,339,996,135

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

United States	$3,659,022,054	79.9%
Switzerland	194,658,115	4.2
Canada	177,060,127	3.9
United Kingdom	141,212,182	3.1
France	104,551,915	2.3
Israel	77,974,181	1.7
Denmark	76,829,144	1.7
Germany	54,870,273	1.2
China	43,104,160	0.9
Sweden	39,469,874	0.9
Netherlands	10,927,244	0.2

Total	$4,579,679,269	100.0%

Summary of Investments by Country – (Short Positions) (unaudited)

		% of Securities
Country	Value	Sold Short

United States	$(27,912,638)	100.0%

Schedule of Forward Currency Contracts, Open

			Unrealized
	Currency	Currency	Appreciation/
Counterparty/Currency and Settlement Date	Units Sold	Value	(Depreciation)

Bank of America:
Swedish Krona 4/16/15	60,600,000	$7,041,874	$(15,155)
Swiss Franc 4/16/15	34,300,000	35,328,788	(1,042,503)

		42,370,662	(1,057,658)

Credit Suisse International:
Swedish Krona 4/9/15	59,300,000	6,889,995	201,932
Swiss Franc 4/9/15	30,460,000	31,363,595	346,858

		38,253,590	548,790

HSBC Securities (USA), Inc.: Swiss Franc 4/9/15	14,075,000	14,492,534	86,613

JPMorgan Chase & Co.: Swedish Krona 4/16/15	9,800,000	1,138,785	9,558

RBC Capital Markets Corp.:
Swedish Krona 4/16/15	39,800,000	4,624,861	(23,705)
Swiss Franc 4/16/15	15,170,000	15,625,006	(182,445)

		20,249,867	(206,150)

Total		$116,505,438	$(618,847)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10 | MARCH 31, 2015

Notes to Schedule of Investments and Other Information (unaudited)

MSCI World Health Care Index	A capitalization weighted index that monitors the performance of health care stocks from developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.

S&P 500® Index	Measures broad U.S. equity performance.

ADR	American Depositary Receipt

LLC	Limited Liability Company

PLC	Public Limited Company

PP	Private Placement

U.S. Shares	Securities of foreign companies trading on an American stock exchange.

*	Non-income producing security.

†	A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of March 31, 2015, is noted below.

Fund	Aggregate Value

Janus Global Life Sciences Fund	$76,606,500

°°	Rate shown is the 7-day yield as of March 31, 2015.

#	Loaned security; a portion of the security is on loan at March 31, 2015.

§	Schedule of Restricted and Illiquid Securities (as of March 31, 2015)

	Acquisition	Acquisition		Value as a
	Date	Cost	Value	% of Net Assets

Janus Global Life Sciences Fund
Aduro Biotech, Inc.	12/19/14	$6,700,005	$21,243,496	0.5%
Ascendis Pharma A/S	11/24/14	7,000,019	11,174,344	0.3
Diplomat Pharmacy, Inc.	3/31/14	9,987,448	19,595,490	0.5
Fibrogen, Inc.	12/28/04 – 11/8/05	5,786,781	15,165,690	0.3
Juno Therapeutics, Inc.	8/1/14	4,999,995	26,385,963	0.6
Pronai Therapeutics, Inc.	4/17/14	3,999,999	3,999,999	0.1

Total		$38,474,247	$97,564,982	2.3%

The Fund has registration rights for certain restricted securities held as of March 31, 2015. The issuer incurs all registration costs.

£	The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Fund’s relative ownership, the following securities were considered affiliated companies for all or some portion of the period ended March 31, 2015. Unless otherwise indicated, all information in the table is for the period ended March 31, 2015.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 9/30/14	Purchases	Sales	at 3/31/15	Gain/(Loss)	Income	at 3/31/15

Janus Global Life Sciences Fund
Ascendis Pharma A/S	–	715,616	–	715,616	$–	$–	$11,174,344
Janus Cash Collateral Fund LLC	154,989,666	737,271,571	(674,030,574)	218,230,663	–	807,065(1)	218,230,663
Janus Cash Liquidity Fund LLC	78,179,785	541,787,318	(530,577,414)	89,389,689	–	42,815	89,389,689
OvaScience, Inc.	1,239,297	328,937	(80,466)	1,487,768	876,589	–	51,670,183

Total					$876,589	$849,880	$370,464,879

(1)	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

Janus Investment Fund | 11

Notes to Schedule of Investments and Other Information (unaudited) (continued)

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2015. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of March 31, 2015)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Janus Global Life Sciences Fund
Assets
Investments in Securities:
Common Stocks
Biotechnology	$1,391,087,836	$94,050,292	$25,243,495
Food & Staples Retailing	–	19,595,490	–
Food Products	–	25,899,462	–
Health Care Providers & Services	480,897,548	17,204,698	–
Pharmaceuticals	1,215,309,061	446,852,463	–
All Other	555,918,572	–	–

Investment Companies	–	307,620,352	–

Total Investments in Securities	$3,643,213,017	$911,222,757	$25,243,495

Other Financial Instruments(a):
Forward Currency Contracts	$–	$644,961	$–

Total Assets	$3,643,213,017	$911,867,718	$25,243,495

Liabilities
Investments in Securities Sold Short:
Common Stocks	$27,912,638	$–	$–

Other Financial Instruments(a):
Forward Currency Contracts	$–	$1,263,808	$–

Total Liabilities	$27,912,638	$1,263,808	$–

(a)	Other financial instruments include forward currency, futures, written options, and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options and swap contracts are reported at their market value at measurement date.

12 | MARCH 31, 2015

Statement of Assets and Liabilities

As of March 31, 2015 (unaudited)	Janus Global Life Sciences Fund

Assets:
Investments, at cost	$3,337,991,085
Unaffiliated investments, at value(1)	$4,209,214,390
Affiliated investments, at value(2)	370,464,879
Cash	2,501,160
Deposits with broker for short sales	23,572,004
Forward currency contracts	644,961
Non-interested Trustees’ deferred compensation	84,733
Receivables:
Investments sold	13,651,203
Fund shares sold	20,072,355
Dividends	742,575
Dividends from affiliates	8,538
Foreign dividend tax reclaim	1,641,632
Interest	125,801
Other assets	98,691
Total Assets	4,642,822,922
Liabilities:
Foreign cash due to custodian(3)	9,550,502
Collateral for securities loaned (Note 3)	218,230,663
Short sales, at value(4)	27,912,638
Forward currency contracts	1,263,808
Closed foreign currency contracts	83,789
Payables:
Investments purchased	40,451,416
Fund shares repurchased	1,928,390
Advisory fees	2,294,065
Fund administration fees	35,845
Transfer agent fees and expenses	719,292
12b-1 Distribution and shareholder servicing fees	157,725
Non-interested Trustees’ fees and expenses	18,125
Non-interested Trustees’ deferred compensation fees	84,733
Accrued expenses and other payables	95,796
Total Liabilities	302,826,787
Net Assets	$4,339,996,135

See footnotes at the end of the Statement.
See Notes to Financial Statements.

Janus Investment Fund | 13

Statement of Assets and Liabilities  (continued)

As of March 31, 2015 (unaudited)	Janus Global Life Sciences Fund

Net Assets Consist of:
Capital (par value and paid-in surplus)	$2,922,161,898
Undistributed net investment income/(loss)	(2,796,426)
Undistributed net realized gain/(loss) from investments and foreign currency transactions	183,811,785
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	1,236,818,878
Total Net Assets	$4,339,996,135
Net Assets - Class A Shares	$242,694,023
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,104,501
Net Asset Value Per Share(5)	$59.13
Maximum Offering Price Per Share(6)	$62.74
Net Assets - Class C Shares	$129,667,116
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,302,387
Net Asset Value Per Share(5)	$56.32
Net Assets - Class D Shares	$1,712,310,286
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	28,626,427
Net Asset Value Per Share	$59.82
Net Assets - Class I Shares	$430,624,416
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	7,192,248
Net Asset Value Per Share	$59.87
Net Assets - Class S Shares	$9,140,647
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	156,021
Net Asset Value Per Share	$58.59
Net Assets - Class T Shares	$1,815,559,647
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	30,438,056
Net Asset Value Per Share	$59.65

(1)	Includes $184,699,190, of securities on loan. See Note 3 in Notes to Financial Statements.
(2)	Includes $27,678,286, of securities on loan. See Note 3 in Notes to Financial Statements.
(3)	Includes cost of $9,415,159.
(4)	Proceeds $23,572,004.
(5)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(6)	Maximum offering price is computed at 100/94.25 of net asset value.
See Notes to Financial Statements.

14 | MARCH 31, 2015

Statement of Operations

For the period ended March 31, 2015 (unaudited)	Janus Global Life Sciences Fund

Investment Income:
Affiliated securities lending income, net	$807,065
Dividends	12,747,154
Dividends from affiliates	42,815
Foreign tax withheld	(896,193)
Total Investment Income	12,700,841
Expenses:
Advisory fees	10,758,290
12b-1 Distribution and shareholder servicing fees:
Class A Shares	179,766
Class C Shares	365,326
Class S Shares	8,218
Transfer agent administrative fees and expenses:
Class D Shares	869,136
Class S Shares	8,218
Class T Shares	1,698,112
Transfer agent networking and omnibus fees:
Class A Shares	49,766
Class C Shares	31,669
Class I Shares	122,899
Other transfer agent fees and expenses:
Class A Shares	7,857
Class C Shares	4,990
Class D Shares	146,254
Class I Shares	6,252
Class S Shares	75
Class T Shares	10,329
Shareholder reports expense	158,645
Registration fees	126,607
Custodian fees	29,863
Professional fees	36,014
Non-interested Trustees’ fees and expenses	39,675
Stock loan fees	68,879
Fund administration fees	142,668
Other expenses	81,682
Total Expenses	14,951,190
Net Expenses	14,951,190
Net Investment Income/(Loss)	(2,250,349)
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	219,392,563
Investments in affiliates	876,589
Total Net Realized Gain/(Loss) on Investments	220,269,152
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	559,341,329
Short sales	(4,340,634)
Total Change in Unrealized Net Appreciation/Depreciation	555,000,695
Net Increase/(Decrease) in Net Assets Resulting from Operations	$773,019,498

See Notes to Financial Statements.

Janus Investment Fund | 15

Statements of Changes in Net Assets

	Janus Global
	Life Sciences Fund
For the period ended March 31 (unaudited) and the year ended September 30	2015	2014

Operations:
Net investment income/(loss)	$(2,250,349)	$(608,106)
Net realized gain/(loss) on investments	220,269,152	288,451,802
Change in unrealized net appreciation/depreciation	555,000,695	251,221,361
Net Increase/(Decrease) in Net Assets Resulting from Operations	773,019,498	539,065,057
Dividends and Distributions to Shareholders:
Net Realized Gain from Investment Transactions
Class A Shares	(12,343,389)	(1,479,375)
Class C Shares	(6,209,412)	(763,180)
Class D Shares	(131,584,676)	(69,260,876)
Class I Shares	(29,972,775)	(2,030,678)
Class S Shares	(515,374)	(719,491)
Class T Shares	(121,378,974)	(42,705,610)
Net Decrease from Dividends and Distributions to Shareholders	(302,004,600)	(116,959,210)
Capital Share Transactions:
Shares Sold
Class A Shares	150,066,705	63,164,781
Class C Shares	77,490,967	32,787,365
Class D Shares	206,612,326	237,810,460
Class I Shares	152,585,235	240,228,615
Class S Shares	5,137,390	10,534,557
Class T Shares	690,072,084	559,644,930
Reinvested Dividends and Distributions
Class A Shares	10,553,872	1,462,186
Class C Shares	5,251,289	737,583
Class D Shares	129,724,525	68,340,423
Class I Shares	15,597,243	1,768,370
Class S Shares	513,583	719,491
Class T Shares	118,782,620	41,730,311
Shares Repurchased
Class A Shares	(14,522,663)	(10,158,478)
Class C Shares	(4,559,177)	(3,109,938)
Class D Shares	(69,045,534)	(141,400,079)
Class I Shares	(38,899,597)	(26,315,250)
Class S Shares	(3,491,284)	(16,282,528)
Class T Shares	(185,712,150)	(240,799,231)
Net Increase/(Decrease) from Capital Share Transactions	1,246,157,434	820,863,568
Net Increase/(Decrease) in Net Assets	1,717,172,332	1,242,969,415
Net Assets:
Beginning of period	2,622,823,803	1,379,854,388
End of period	$4,339,996,135	$2,622,823,803

Undistributed Net Investment Income/(Loss)	$(2,796,426)	$(546,077)

See Notes to Financial Statements.

16 | MARCH 31, 2015

Financial Highlights

Class A Shares

For a share outstanding during the period ended March 31,
2015 (unaudited), each year or period ended September 30	Janus Global Life Sciences Fund
and the period ended October 31, 2009	2015	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$52.09	$42.09	$30.94	$22.72	$22.16	$19.69	$17.81
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.06)(3)	(0.12)(3)	0.09	0.05	(0.24)	0.21	(0.01)
Net gain/(loss) on investments (both realized and unrealized)	12.50	13.56	12.19	8.17	0.94	2.28	1.89
Total from Investment Operations	12.44	13.44	12.28	8.22	0.70	2.49	1.88
Less Distributions:
Dividends (from net investment income)	–	–	–	–	(0.14)	(0.02)	–
Distributions (from capital gains)	(5.40)	(3.44)	(1.13)	–	–	–	–
Total Distributions	(5.40)	(3.44)	(1.13)	–	(0.14)	(0.02)	–
Net Asset Value, End of Period	$59.13	$52.09	$42.09	$30.94	$22.72	$22.16	$19.69
Total Return*	25.44%	34.20%	41.11%	36.18%	3.14%	12.65%	10.56%
Net Assets, End of Period (in thousands)	$242,694	$75,566	$12,847	$3,324	$1,072	$1,571	$61
Average Net Assets for the Period (in thousands)	$144,208	$36,354	$6,325	$1,801	$1,628	$849	$27
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets**	1.01%	1.03%	1.04%	1.09%	1.07%	1.11%	1.10%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets**	1.01%	1.03%	1.04%	1.09%	1.07%	1.11%	1.05%
Ratio of Net Investment Income/(Loss) to Average Net Assets**	(0.20)%	(0.25)%	(0.45)%	(0.42)%	(0.68)%	1.66%	(0.19)%
Portfolio Turnover Rate	22%	52%	47%	50%	54%	42%	70%

Class C Shares

For a share outstanding during the period ended March 31,
2015 (unaudited), each year or period ended September 30	Janus Global Life Sciences Fund
and the period ended October 31, 2009	2015	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$50.02	$40.85	$30.30	$22.41	$21.97	$19.64	$17.81
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.25)(3)	(0.47)(3)	0.34	(0.34)	(0.18)	0.13	(0.03)
Net gain/(loss) on investments (both realized and unrealized)	11.95	13.08	11.34	8.23	0.71	2.20	1.86
Total from Investment Operations	11.70	12.61	11.68	7.89	0.53	2.33	1.83
Less Distributions:
Dividends (from net investment income)	–	–	–	–	(0.09)	–	–
Distributions (from capital gains)	(5.40)	(3.44)	(1.13)	–	–	–	–
Total Distributions	(5.40)	(3.44)	(1.13)	–	(0.09)	–	–
Net Asset Value, End of Period	$56.32	$50.02	$40.85	$30.30	$22.41	$21.97	$19.64
Total Return*	24.96%	33.13%	39.97%	35.21%	2.39%	11.86%	10.28%
Net Assets, End of Period (in thousands)	$129,667	$41,251	$6,686	$510	$461	$187	$21
Average Net Assets for the Period (in thousands)	$73,266	$19,533	$2,021	$456	$289	$75	$7
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets**	1.78%	1.80%	1.83%	1.83%	1.77%	1.88%	1.87%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets**	1.78%	1.80%	1.83%	1.83%	1.77%	1.88%	1.80%
Ratio of Net Investment Income/(Loss) to Average Net Assets**	(0.96)%	(1.04)%	(1.31)%	(1.16)%	(1.23)%	1.27%	(1.09)%
Portfolio Turnover Rate	22%	52%	47%	50%	54%	42%	70%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund | 17

Financial Highlights  (continued)

Class D Shares

For a share outstanding during the period ended
March 31, 2015 (unaudited) and each year or period	Janus Global Life Sciences Fund
ended September 30	2015	2014	2013	2012	2011	2010(1)

Net Asset Value, Beginning of Period	$52.58	$42.39	$31.10	$22.83	$22.21	$21.65
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.02)(2)	0.02(2)	0.06	(0.04)	(0.10)	0.24
Net gain/(loss) on investments (both realized and unrealized)	12.66	13.61	12.36	8.35	0.84	0.32
Total from Investment Operations	12.64	13.63	12.42	8.31	0.74	0.56
Less Distributions:
Dividends (from net investment income)	–	–	–	(0.04)	(0.12)	–
Distributions (from capital gains)	(5.40)	(3.44)	(1.13)	–	–	–
Redemption fees	N/A	N/A	N/A	–(3)	–(3)	–(3)
Total Distributions	(5.40)	(3.44)	(1.13)	(0.04)	(0.12)	–
Net Asset Value, End of Period	$59.82	$52.58	$42.39	$31.10	$22.83	$22.21
Total Return*	25.59%	34.41%	41.36%	36.43%	3.32%	2.59%
Net Assets, End of Period (in thousands)	$1,712,310	$1,243,470	$846,769	$559,004	$421,225	$432,620
Average Net Assets for the Period (in thousands)	$1,452,540	$1,052,112	$664,124	$491,822	$455,425	$426,969
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets**	0.83%	0.84%	0.87%	0.90%	0.90%	1.00%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets**	0.83%	0.84%	0.87%	0.90%	0.90%	1.00%
Ratio of Net Investment Income/(Loss) to Average Net Assets**	(0.09)%	0.03%	(0.24)%	(0.21)%	(0.45)%	1.74%
Portfolio Turnover Rate	22%	52%	47%	50%	54%	42%

Class I Shares

For a share outstanding during the period ended March 31,
2015 (unaudited), each year or period ended September 30	Janus Global Life Sciences Fund
and the period ended October 31, 2009	2015	2014	2013	2012	2011	2010(4)	2009(5)

Net Asset Value, Beginning of Period	$52.66	$42.41	$31.09	$22.82	$22.22	$19.71	$17.81
Income/(Loss) from Investment Operations:
Net investment income/(loss)	–(2)(6)	(0.04)(2)	0.10	(0.01)	(0.11)	0.24	–(6)
Net gain/(loss) on investments (both realized and unrealized)	12.61	13.73	12.35	8.32	0.86	2.28	1.90
Total from Investment Operations	12.61	13.69	12.45	8.31	0.75	2.52	1.90
Less Distributions:
Dividends (from net investment income)	–	–	–	(0.04)	(0.15)	(0.02)	–
Distributions (from capital gains)	(5.40)	(3.44)	(1.13)	–	–	–	–
Redemption fees	N/A	N/A	N/A	–(3)	–(3)	0.01	–
Total Distributions	(5.40)	(3.44)	(1.13)	(0.04)	(0.15)	(0.01)	–
Net Asset Value, End of Period	$59.87	$52.66	$42.41	$31.09	$22.82	$22.22	$19.71
Total Return*	25.48%	34.55%	41.47%	36.49%	3.37%	12.85%	10.67%
Net Assets, End of Period (in thousands)	$430,624	$255,398	$18,712	$7,392	$4,313	$4,319	$991
Average Net Assets for the Period (in thousands)	$332,374	$104,365	$10,670	$5,822	$4,654	$2,645	$249
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets**	0.75%	0.77%	0.77%	0.86%	0.87%	0.92%	0.87%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets**	0.75%	0.77%	0.77%	0.86%	0.87%	0.91%	0.77%
Ratio of Net Investment Income/(Loss) to Average Net Assets**	0.01%	(0.08)%	(0.17)%	(0.16)%	(0.45)%	1.81%	0.10%
Portfolio Turnover Rate	22%	52%	47%	50%	54%	42%	70%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Period from February 16, 2010 (inception date) through September 30, 2010.
(2)	Per share amounts are calculated based on average shares outstanding during the year or period.
(3)	Redemption fees aggregated less than $0.005 on a per share basis. Redemption fees were eliminated effective April 2, 2012.
(4)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(5)	Period from July 6, 2009 (inception date) through October 31, 2009.
(6)	Less than $0.005 on a per share basis.

See Notes to Financial Statements.

18 | MARCH 31, 2015

Class S Shares

For a share outstanding during the period ended March 31,
2015 (unaudited), each year or period ended September 30 and	Janus Global Life Sciences Fund
the period ended October 31, 2009	2015	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$51.68	$41.85	$30.82	$22.66	$22.09	$19.66	$17.81
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.10)(3)	(0.13)(3)	0.28	(0.23)	(0.20)	0.21	–(4)
Net gain/(loss) on investments (both realized and unrealized)	12.41	13.40	11.88	8.39	0.85	2.23	1.85
Total from Investment Operations	12.31	13.27	12.16	8.16	0.65	2.44	1.85
Less Distributions:
Dividends (from net investment income)	–	–	–	–	(0.08)	(0.02)	–
Distributions (from capital gains)	(5.40)	(3.44)	(1.13)	–	–	–	–
Redemption fees	N/A	N/A	N/A	–(5)	–(5)	0.01	–
Total Distributions	(5.40)	(3.44)	(1.13)	–	(0.08)	(0.01)	–
Net Asset Value, End of Period	$58.59	$51.68	$41.85	$30.82	$22.66	$22.09	$19.66
Total Return*	25.39%	33.97%	40.88%	36.01%	2.94%	12.46%	10.39%
Net Assets, End of Period (in thousands)	$9,141	$6,146	$9,021	$161	$181	$189	$11
Average Net Assets for the Period (in thousands)	$6,592	$11,077	$2,122	$199	$207	$149	$1
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets**	1.18%	1.18%	1.20%	1.23%	1.24%	1.33%	1.48%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets**	1.18%	1.16%	1.20%	1.23%	1.24%	1.33%	1.24%
Ratio of Net Investment Income/(Loss) to Average Net Assets**	(0.38)%	(0.27)%	(0.89)%	(0.52)%	(0.80)%	1.16%	(0.07)%
Portfolio Turnover Rate	22%	52%	47%	50%	54%	42%	70%

Class T Shares

For a share outstanding during the period ended
March 31, 2015 (unaudited), each year or period	Janus Global Life Sciences Fund
ended September 30 and the year ended October 31	2015	2014	2013	2012	2011	2010(1)	2009

Net Asset Value, Beginning of Period	$52.47	$42.34	$31.09	$22.81	$22.19	$19.70	$17.78
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.05)(3)	(0.04)(3)	0.03	(0.06)	(0.12)	0.27	0.04
Net gain/(loss) on investments (both realized and unrealized)	12.63	13.61	12.35	8.35	0.84	2.22	1.94
Total from Investment Operations	12.58	13.57	12.38	8.29	0.72	2.49	1.98
Less Distributions:
Dividends (from net investment income)	–	–	–	(0.01)	(0.10)	–(4)	(0.06)
Distributions (from capital gains)	(5.40)	(3.44)	(1.13)	–	–	–	–
Redemption fees	N/A	N/A	N/A	–(5)	–(5)	–(5)	–(5)
Total Distributions	(5.40)	(3.44)	(1.13)	(0.01)	(0.10)	–	(0.06)
Net Asset Value, End of Period	$59.65	$52.47	$42.34	$31.09	$22.81	$22.19	$19.70
Total Return*	25.53%	34.31%	41.24%	36.34%	3.26%	12.65%	11.21%
Net Assets, End of Period (in thousands)	$1,815,560	$1,000,993	$485,819	$266,444	$203,916	$230,708	$646,206
Average Net Assets for the Period (in thousands)	$1,362,222	$723,035	$328,041	$233,296	$232,934	$381,186	$618,360
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets**	0.93%	0.93%	0.95%	0.98%	1.00%	1.01%	1.04%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets**	0.93%	0.92%	0.94%	0.98%	1.00%	1.01%	1.03%
Ratio of Net Investment Income/(Loss) to Average Net Assets**	(0.16)%	(0.08)%	(0.32)%	(0.28)%	(0.56)%	0.80%	0.28%
Portfolio Turnover Rate	22%	52%	47%	50%	54%	42%	70%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Per share amounts are calculated based on average shares outstanding during the year or period.
(4)	Less than $0.005 on a per share basis.
(5)	Redemption fees aggregated less than $0.005 on a per share basis. Redemption fees were eliminated effective April 2, 2012.

See Notes to Financial Statements.

Janus Investment Fund | 19

Notes to Financial Statements (unaudited)

1.	Organization and Significant Accounting Policies

Janus Global Life Sciences Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-seven funds which include multiple series of shares, with differing investment objectives and policies. The Fund invests primarily in equity securities. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be valued on an amortized cost basis. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in

20 | MARCH 31, 2015

good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary
Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2015 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Fund did not hold a significant amount of Level 3 securities as of March 31, 2015.

The following table shows the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Transfers Out
of Level 3
Fund	to Level 2

Janus Global Life Sciences Fund	$20,977,723

Financial assets were transferred out of Level 3 to Level 2 since certain security’s prices were determined using other significant observable inputs at the end of the current period and significant unobservable inputs at the end of the prior fiscal year.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from

Janus Investment Fund | 21

Notes to Financial Statements (unaudited) (continued)

foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Fund. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications
In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations
The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions
The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2.	Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies,

22 | MARCH 31, 2015

options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended March 31, 2015 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of this section.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

•	Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

•	Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The

Janus Investment Fund | 23

Notes to Financial Statements (unaudited) (continued)

Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported on the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/(depreciation) (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

The following table provides average ending monthly currency value amounts on sold forward currency contracts during the period ended March 31, 2015.

Fund	Sold

Janus Global Life Sciences Fund	$97,135,012

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of March 31, 2015.

Fair Value of Derivative Instruments as of March 31, 2015

Derivatives not accounted for as	Asset Derivatives		Liability Derivatives
hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Janus Global Life Sciences Fund
Currency Contracts	Forward currency contracts	$644,961	Forward currency contracts	$1,263,808

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the period ended March 31, 2015.

The effect of Derivative Instruments on the Statement of Operations for the period ended March 31, 2015

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Investments and foreign
Derivatives not accounted for as hedging instruments	currency transactions

Janus Global Life Sciences Fund
Currency Contracts	$5,491,247

Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income
Investments, foreign
currency translations and
non-interested Trustees’
Derivatives not accounted for as hedging instruments	deferred compensation

Janus Global Life Sciences Fund
Currency Contracts	$(2,287,965)

Please see the Fund’s Statement of Operations for the Fund’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

3.	Other Investments and Strategies

Additional Investment Risk
The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and

24 | MARCH 31, 2015

liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. As a result, financial markets in the EU have been subject to increased volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties
Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the “Offsetting Assets and Liabilities” section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities
The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in

Janus Investment Fund | 25

Notes to Financial Statements (unaudited) (continued)

the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Fund does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following tables present gross amounts of recognized assets and liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see either the “Fair Value of Derivative Instruments as of March 31, 2015” table located in Note 2 of these Notes to Financial Statements and/or the Fund’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
Counterparty	of Recognized Assets	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount

Credit Suisse International	$548,790	$–	$–	$548,790
Deutsche Bank AG	212,377,476	–	(212,377,476)	–
HSBC Securities (USA), Inc.	86,613	–	–	86,613
JPMorgan Chase & Co.	9,558	–	–	9,558

Total	$213,022,437	$–	$(212,377,476)	$644,961

Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts
Counterparty	of Recognized Liabilities	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount

Bank of America	$1,057,658	$–	$–	$1,057,658
Goldman Sachs International	27,912,638	–	(27,912,638)	–
RBC Capital Markets Corp.	206,150	–	–	206,150

Total	$29,176,446	$–	$(27,912,638)	$1,263,808

(a)	Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.
(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Upon receipt of cash collateral, Janus Capital intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The Fund does not exchange collateral on its forward currency contracts with its counterparties; however, the Fund will segregate cash or high-grade securities in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. Such segregated assets, if with the Fund’s custodian, are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their market value equals or exceeds the current market value of the Fund’s corresponding forward currency contracts.

The Fund may require the counterparty to pledge securities as collateral daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized gain on OTC derivative contracts with a particular counterparty. The Fund may deposit cash as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. The collateral amounts are subject to minimum exposure requirements and initial margin requirements. Collateral amounts are monitored and subsequently adjusted up or down as valuations fluctuate by at least the minimum exposure requirement. Collateral may reduce the risk of loss.

26 | MARCH 31, 2015

Restricted Security Transactions
Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending
Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments. Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations.

Short Sales
The Fund may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Fund owns or selling short a security that the Fund has the right to obtain, for delivery at a specified date in the future. The Fund may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Fund does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. The Fund borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain.

The Fund may also engage in other short sales. The Fund may engage in short sales when the portfolio manager anticipates that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Fund must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. No more than 10% of the Fund’s net assets may be invested in short positions (through

Janus Investment Fund | 27

Notes to Financial Statements (unaudited) (continued)

short sales of stocks, structured products, futures, swaps, and uncovered written calls). The Fund may engage in short sales “against the box” and options for hedging purposes that are not subject to this 10% limit. Although the potential for gain as a result of a short sale is limited to the price at which the Fund sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance the Fund will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the Fund are fully collateralized by restricted cash or other securities, which are denoted on the accompanying Schedule of Investments. The Fund is also required to pay the lender of the security any dividends or interest that accrue on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, the Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker. The Fund pays stock loan fees, disclosed on the Statement of Operations, on assets borrowed from the security broker.

The Fund may also enter into short positions through derivative instruments, such as options contracts, futures contracts, and swap agreements, which may expose the Fund to similar risks. To the extent that the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund’s losses are theoretically unlimited.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

	Average Daily
	Net Assets	Contractual Investment
Fund	of the Fund	Advisory Fee (%)

Janus Global Life Sciences Fund	All Asset Levels	0.64

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the transfer agency agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation

28 | MARCH 31, 2015

(“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares, and receives reimbursement for its out-of-pocket costs on all other share classes. Included in out-of-pocket expenses are the expenses Janus Services incurs for serving as transfer agent and providing servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). The Fund also pays for salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. Some expenses related to compensation payable to the Fund’s Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $307,757 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended March 31, 2015. The Fund’s portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of March 31, 2015 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended March 31, 2015 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $135,000 were paid by the Trust to a Trustee under the Deferred Plan during the period ended March 31, 2015.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity

Janus Investment Fund | 29

Notes to Financial Statements (unaudited) (continued)

Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Fund’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2015 can be found in a table located in the Notes to Schedule of Investments and Other Information.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the period ended March 31, 2015, Janus Distributors retained the following upfront sales charges:

Upfront
Fund (Class A Shares)	Sales Charge

Janus Global Life Sciences Fund	$275,206

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the period ended March 31, 2015.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended March 31, 2015, redeeming shareholders of Class C Shares paid the following CDSCs:

Fund (Class C Shares)	CDSC

Janus Global Life Sciences Fund	$9,427

5.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2015 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in passive foreign investment companies.

				Net Tax
	Federal Tax	Unrealized	Unrealized	Appreciation/
Fund	Cost	Appreciation	(Depreciation)	(Depreciation)

Janus Global Life Sciences Fund	$3,352,174,811	$1,239,397,442	$(11,892,984)	$1,227,504,458

Information on the tax components of securities sold short as of March 31, 2015 is as follows:

				Net Tax
	Federal Tax	Unrealized	Unrealized	(Appreciation)/
Fund	Cost	(Appreciation)	Depreciation	Depreciation

Janus Global Life Sciences Fund	$(23,572,004)	$(4,340,634)	$–	$(4,340,634)

30 | MARCH 31, 2015

6.	Capital Share Transactions

For the period ended March 31 (unaudited)	Janus Global Life Sciences Fund
and the year ended September 30	2015	2014

Transactions in Fund Shares – Class A Shares:
Shares sold	2,715,495	1,327,255
Reinvested dividends and distributions	205,328	35,855
Shares repurchased	(267,082)	(217,587)
Net Increase/(Decrease) in Fund Shares	2,653,741	1,145,523
Shares Outstanding, Beginning of Period	1,450,760	305,237
Shares Outstanding, End of Period	4,104,501	1,450,760
Transactions in Fund Shares – Class C Shares:
Shares sold	1,458,259	712,167
Reinvested dividends and distributions	107,038	18,716
Shares repurchased	(87,526)	(69,923)
Net Increase/(Decrease) in Fund Shares	1,477,771	660,960
Shares Outstanding, Beginning of Period	824,616	163,656
Shares Outstanding, End of Period	2,302,387	824,616
Transactions in Fund Shares – Class D Shares:
Shares sold	3,731,013	5,071,090
Reinvested dividends and distributions	2,497,104	1,662,379
Shares repurchased	(1,250,957)	(3,060,792)
Net Increase/(Decrease) in Fund Shares	4,977,160	3,672,677
Shares Outstanding, Beginning of Period	23,649,267	19,976,590
Shares Outstanding, End of Period	28,626,427	23,649,267
Transactions in Fund Shares – Class I Shares:
Shares sold	2,728,321	4,921,829
Reinvested dividends and distributions	299,659	42,974
Shares repurchased	(685,715)	(555,987)
Net Increase/(Decrease) in Fund Shares	2,342,265	4,408,816
Shares Outstanding, Beginning of Period	4,849,983	441,167
Shares Outstanding, End of Period	7,192,248	4,849,983
Transactions in Fund Shares – Class S Shares:
Shares sold	96,008	233,324
Reinvested dividends and distributions	10,084	17,756
Shares repurchased	(68,989)	(347,705)
Net Increase/(Decrease) in Fund Shares	37,103	(96,625)
Shares Outstanding, Beginning of Period	118,918	215,543
Shares Outstanding, End of Period	156,021	118,918
Transactions in Fund Shares – Class T Shares:
Shares sold	12,458,652	11,783,584
Reinvested dividends and distributions	2,292,216	1,016,573
Shares repurchased	(3,390,168)	(5,197,142)
Net Increase/(Decrease) in Fund Shares	11,360,700	7,603,015
Shares Outstanding, Beginning of Period	19,077,356	11,474,341
Shares Outstanding, End of Period	30,438,056	19,077,356

Janus Investment Fund | 31

Notes to Financial Statements (unaudited) (continued)

7.	Purchases and Sales of Investment Securities

For the period ended March 31, 2015, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

Janus Global Life Sciences Fund	$1,687,323,234	$734,723,056	$–	$–

8.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to March 31, 2015 and through the date of issuance of the Fund’s financial statements and determined that there were material events or transactions that would require recognition or disclosure in the Fund’s financial statements as discussed below.

Taking into consideration certain factors, the fair value of Aduro Biotech, Inc. has been adjusted in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the net asset values and total returns of the Fund differ from those reflected for shareholder transactions. On April 15, 2015, Aduro Biotech, Inc. issued an IPO and its fair market value increased 341% compared to the aforementioned fair value. The impacts of April 15, 2015 are not reflected in the March 31, 2015 financial statements of the Fund. The Fund’s investment in this issuer exposes shareholders to positive and negative performance resulting from this and other events.

32 | MARCH 31, 2015

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 10, 2014, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2015 through January 1 or February 1, 2016, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services
The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service

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Additional Information (unaudited) (continued)

providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed institutional competitive advantages that should be able to provide superior investment management returns over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds
The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has improved: for the 36 months ended September 30, 2014, approximately 64% of the Funds were in the top two Lipper quartiles of performance, and for the 12 months ended September 30, 2014, approximately 57% of the Funds were in the top two Lipper quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the

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second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

Value Funds

•	For Perkins International Value Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014.

•	For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

Mathematical Funds

•	For INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH International Managed Volatility Fund (formerly named INTECH International Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund), the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for

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Additional Information (unaudited) (continued)

the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of under-performance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and in the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and that the performance trend was improving.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the first Lipper

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quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s

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Additional Information (unaudited) (continued)

underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and its limited performance history.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory agreement(s).

Costs of Services Provided
The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the mean management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

In this regard, the independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 19% below the mean total expenses of their respective Lipper Expense Group peers and 29% below the mean total expenses for their Lipper Expense Universes; (3) management fees for the Funds, on average, were 15% below the mean management fees for their Expense Groups and 20% below the mean for their Expense Universes; and (4) Janus fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered how the total expenses for each share class of each Fund compared to the mean total expenses for its Lipper Expense Group peers and to mean total expenses for its Lipper Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus

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Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) the average spread between management fees charged to the Funds and those charged to Janus Capital’s institutional accounts is reasonable relative to the average spreads seen in the industry; and (4) the retained fee margins implied by Janus Capital’s subadvised fees when compared to its mutual fund fees are reasonable relative to retained fee margins in the industry.

The Trustees considered the fees for each Fund for its fiscal year ended in 2013, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Bond Fund, the Trustees noted that although the Fund’s total expenses were equal to or below the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

•	For Perkins International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also

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Additional Information (unaudited) (continued)

noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Mathematical Funds

•	For INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH International Managed Volatility Fund (formerly named INTECH International Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that

40 | MARCH 31, 2015

Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that, although the Fund’s total expenses were above the peer group mean for its sole share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable limit.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

Janus Investment Fund | 41

Additional Information (unaudited) (continued)

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

In this regard, the independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale
The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that their independent fee consultant had provided analysis of economies of scale during prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, the base contractual management fee rate paid by most of the Funds, before any adjustment for performance, if applicable, was below the mean contractual management fee rate of the Fund’s peer group identified by an independent data provider. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

In this regard, the independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, it could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief

42 | MARCH 31, 2015

that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital
The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

Janus Investment Fund | 43

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was March 31, 2015. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices.

When comparing the performance of the Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Fund invested in the index.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will

44 | MARCH 31, 2015

notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or

Janus Investment Fund | 45

Useful Information About Your Fund Report (unaudited) (continued)

investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

46 | MARCH 31, 2015

Notes

Janus Investment Fund | 47

Notes

48 | MARCH 31, 2015

Notes

Janus Investment Fund | 49

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC.

Funds distributed by Janus Distributors LLC

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-0515-87560	125-24-93043 05-15

semiannual report
March 31, 2015

Perkins Global Value Fund

Janus Investment Fund

highlights

•	Portfolio management perspective
•	Investment strategy behind your fund
•	Fund performance, characteristics and holdings

            Perkins Global Value Fund

Perkins Global Value Fund (unaudited)

FUND SNAPSHOT
We believe in the timeless adage of the “power of compounding” and reflect this in our focus on mitigating losses in difficult markets. We invest in securities we believe have favorable reward-to-risk ratios by focusing first on rigorous downside analysis prior to determining upside potential. We seek to outperform both our benchmark and peers over a full market cycle by building diversified portfolios of what we believe to be high-quality, undervalued stocks.
Tadd Chessen co-portfolio manager	Christian Kirtley co-portfolio manager	Gregory Kolb co-portfolio manager

PERFORMANCE OVERVIEW

Perkins Global Value Fund’s Class T Shares returned 1.01% over the six-month period ended March 31, 2015. It underperformed its primary benchmark, the MSCI World Index, which returned 3.35%, and its secondary benchmark, the MSCI All Country World Index, which returned 2.73% in the period. Though we are pleased that the Fund has largely kept pace with the market since the bottom in March 2009 while exhibiting substantially lower beta (a measure of volatility as compared to the index) and standard deviation (a measure of historical volatility), it is not surprising that we would lag in this environment, which we believe is short on bargains but long on risk. We continue to work to position the portfolio in such a manner that it can participate should further gains lie ahead, while at the same time attempting to limit our exposure to turbulence or an outright drawdown should a more negative scenario unfold.

MARKET & ECONOMIC COMMENTARY

On a recent research trip to Japan, we were struck by one area of Prime Minister Shinzo Abe’s structural reform agenda that seems to be making real, tangible progress: corporate governance. This appears to be a high priority for the government, with the ultimate goals of boosting industrial competitiveness and luring more Japanese investors to their own stock market, where allocations are low relative to other developed nations. The latest initiative, Japan’s first-ever “Corporate Governance Code,” which takes effect in June, urges companies to actively engage with their minority shareholders, take on at least two independent board directors (only 35% of listed firms meet this requirement), reconsider anti-takeover measures, and disclose annually the economic rationale behind their cross-shareholdings. On the last point in particular, we are hopeful that this disclosure and explanation requirement will encourage companies to liquidate shares where ownership rationale is questionable. Unwinding of cross-shareholdings should result in major improvements in capital efficiency and potentially lead to increased mergers and acquisitions activity. The new Corporate Governance Code complements two important governance-related initiatives introduced in 2014: the Stewardship Code, which urges institutional investors to engage with their portfolio companies, and the launch of a major new stock market index (the JPX-Nikkei 400, also known as the “shame index), which emphasizes return on equity and governance factors in its weightings, in addition to market capitalization. Exclusion from this index has prompted several Japanese firms to boost shareholder returns for the first time. Importantly, the Abe administration has convinced the GPIF, the country’s leading public pension fund, to increasingly benchmark domestic equities with this benchmark rather than the Nikkei or TOPIX, so that the shame of being left out or receiving a low weighting is compounded by the prospect of capital outflows. While we have doubts about other elements of Abenomics, and whether it can put Japan on a sustainably better macroeconomic path, we do believe the corporate governance initiatives have the potential to unlock considerable corporate value over time.

Japan posted the best returns of the major global developed markets during the period, with the TOPIX Index returning 17% in yen and a little over 7% in U.S. dollars. The U.S. stock market also performed well, returning roughly 6% and continuing a rally that has now entered its seventh year. Europe’s STOXX 600 Index returned 17% in euros, as the European Central Bank’s introduction of its quantitative easing program and its impact on eurozone bond yields seemed to outweigh continued weak economic performance and the increasingly fractious relationship between Greece and the rest of the currency bloc. However, this strong performance in local terms was negated by weakness in the euro, with the STOXX slightly negative in U.S. dollars.

Janus Investment Fund | 1

Perkins Global Value Fund (unaudited)

DETRACTORS FROM PERFORMANCE

Our holdings in consumer staples, telecommunication services and health care, as well as our underweight in consumer discretionary, hurt relative performance. From a country perspective, stock selection in the U.S., Mexico and Canada detracted from performance. Our substantial cash holdings, which averaged roughly 16% during the period, also detracted from relative performance.

Individual detractors were led by Cenovus Energy, an integrated oil and gas company based in Canada. Formed in 2009 after splitting from Encana, the company has a strong production growth profile with low cost and long-lived oil sands reserves. Global oil and gas companies have suffered mightily in the face of the approximately 50% drop in global crude oil prices since mid-2014, and Cenovus has been no exception. During the period, management reduced its 2015 cash flow and capital expenditure guidance, now based on $50/barrel West Texas Intermediate. Cash flow is expected to be more than 50% below the levels Cenovus achieved in 2012 and 2013, making its cash flow-based debt metrics worse. Because of this, and management’s desire to maintain an adequate capital buffer as it continues to invest in its long-lived assets, the company later announced an equity financing that is 8% to 9% dilutive. While this move caught us and the market by surprise (we do not believe they needed it), we continue to see a good risk-reward ratio in the company’s world-class asset base.

Another leading detractor, America Movil, is one of the world’s largest integrated telecommunications companies with over 368 million access lines in 25 countries, principally in Latin America. The shares underperformed in the period on the back of the announcement that AT&T will acquire Nextel’s Mexican business, which was near bankruptcy. While AT&T had already signaled its ambition to compete with America Movil in Mexico (through its earlier acquisition of a 50% stake in Iusacell), AT&T’s purchase of the Nextel assets could mean that America Movil has a harder time receiving fair value for the disposal of a portion of its own Mexican asset base (which it is doing to appease regulators). The significant weakening of the Mexican peso during the period, which fell more than 10% against the U.S. dollar, also negatively impacted performance. On the positive side, America Movil announced a larger-than-expected regular dividend, an additional special dividend, and a buyback program, which taken together will return approximately 7% of the company’s market value to shareholders.

Royal Dutch Shell, an oil and gas super-major based in the UK, was also a top detractor. Following a series of operational missteps over the past few years that allowed us to build a large position on attractive terms, new CEO Ben van Beurden appears to be setting the company on a better path by streamlining the asset base and lowering overall capital intensity. During the first quarter of 2015, the company reported weak operating results as lower commodity prices and higher exploration expenses weighed on profits. The stock also reacted poorly to management’s decision to reinstate its scrip dividend program, in which shareholders may elect to receive additional shares in lieu of cash dividends. While the scrip program gives the company increased financial flexibility, investors were surprised by the announcement given the retirement of the previous scrip program in May 2014.

CONTRIBUTORS TO PERFORMANCE

Stock selection in financials and industrials, as well as our underweight in materials, aided relative performance. Stock selection in Hong Kong, Switzerland and Japan aided results. Our hedges overall were positive in the period, as both the euro and the yen weakened against the U.S. dollar.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for derivatives used by the Fund.

Global pharmaceutical company Pfizer was the largest individual contributor to performance. During the past few years, the company has taken steps to unlock shareholder value by divesting noncore businesses such as animal health and nutrition, and focusing on its core pharmaceutical business. Furthermore, starting in 2014, the company began to manage commercial operations and provide financial transparency through a new global structure consisting of three businesses: Global Innovative Pharmaceutical business (GIP), Global Vaccines, Oncology and Consumer Health business (VOC), and Global Established Pharmaceutical business (GEP). This structural change could lead to further divestments or spin-offs. The stock outperformed during the period mainly on the announced acquisition of Hospira, a generic injectable pharmaceutical manufacturer and a global leader in biosimilars. The deal is expected to close by the end of 2015 and be immediately accretive.

Tesco, another leading contributor, is a grocery and general merchandise retailer based in the UK. For the past three years, Tesco has been in the process of fixing some long-standing problems in its core UK business, which represents the majority of its profits but has been contracting of late. 2014 proved to be an annus horribilis for Tesco, with multiple profit warnings, accounting

2 | MARCH 31, 2015

(unaudited)

irregularities, and ultimately, the firing of previous management. During the most recent quarter, however, some positives have begun to emerge. For the first time in many quarters, Tesco’s UK market share and sales data have begun to improve. Investors have some reason to hope this will continue as highly respected retailer Matt Davies (most recently CEO of Halfords) has been appointed to run the UK business. The company also announced a raft of cost savings measures and potential asset sales that should allow it to fund its turnaround internally, without issuing expensive equity.

Oracle was also one of the top contributors. The company is among the world’s largest software vendors, with particular strength in database software and related applications. Oracle posted continued strength in its core database and applications business software products. Additionally, the growth rate in its cloud based businesses accelerated in the period. After being late to recognize the large potential growth in cloud offerings, Oracle’s renewed focus over the past two years has resulted in stronger than expected cloud-based revenue growth. We expect much of Oracle’s future growth to come from its expanding array of cloud-based offerings. Additionally, Oracle is keeping a very tight lid on expenses, and this was evident again in the most recent period. Despite the strong performance of the shares, we continue to hold our position given what we view to be a still attractive price, a strong balance sheet, and consistent free cash flow generation.

PORTFOLIO POSITIONING & OUTLOOK

With global stock indices up strongly over the last six years and the U.S. Federal Reserve (Fed) potentially embarking on a monetary tightening cycle following years of ultra-accommodative policy, we believe the investment climate calls for caution. Tightening too soon potentially risks sending a deflationary impulse through the global economy at a time of already feeble growth. On the other hand, to not tighten means the Fed would have little ammunition to stimulate the economy the next time a recession strikes. (In the past, the U.S. has been able to cut rates to combat economic downturns.) It is a real conundrum for policy makers, and how they navigate this period will likely have ramifications for equity markets. At Perkins, we also worry about higher-than-average equity valuations almost everywhere, high corporate profit margins (particularly in the U.S.), ongoing dysfunction in the eurozone currency union, the effective tightening of monetary conditions in emerging markets due to the recent strengthening of the U.S. dollar, and geopolitical tensions in the Middle East and elsewhere, to name a few of the more visible risks.

We continue to hold significant stakes in U.S. blue chips and European multinationals, stocks which typically exhibit stable cash flows that are relatively less economically sensitive than the broad market. Our exposure to Japan is lower than it was 12 to 18 months ago, given trims after the strong run in many of our holdings. We remain very selective with our emerging market positions. Cash continues to run high due to a lack of bargain securities. We continue to hedge 60% of our yen exposure and 50% of our euro exposure. In building the portfolio, we try to maintain the mindset that “things change” – including the global financial markets. As such, we are aiming to be prepared for whatever comes our way over the next few years.

Thank you for your investment and continued confidence in Perkins Global Value Fund.

Janus Investment Fund | 3

Perkins Global Value Fund (unaudited)

Perkins Global Value Fund At A Glance

5 Top Performers – Holdings

Contribution

Pfizer, Inc.	0.39%
Tesco PLC	0.35%
Oracle Corp.	0.34%
CK Hutchison Holdings, Ltd.	0.24%
Medtronic PLC	0.21%

5 Bottom Performers – Holdings

Contribution

Cenovus Energy, Inc.	–0.59%
America Movil SAB de CV – Series L	–0.48%
Royal Dutch Shell PLC – Class A	–0.40%
Stock Spirits Group PLC	–0.29%
Microsoft Corp.	–0.28%

5 Top Performers – Sectors*

		Fund Weighting	MSCI World
	Fund Contribution	(Average % of Equity)	IndexSM Weighting

Financials	0.94%	13.33%	20.72%
Materials	0.35%	1.02%	5.23%
Industrials	0.26%	7.76%	10.91%
Energy	0.21%	6.62%	8.07%
Utilities	0.21%	4.54%	3.30%

5 Bottom Performers – Sectors*

		Fund Weighting	MSCI World
	Fund Contribution	(Average % of Equity)	IndexSM Weighting

Consumer Staples	–1.36%	20.37%	9.94%
Consumer Discretionary	–1.13%	3.00%	12.31%
Telecommunication Services	–0.78%	6.98%	3.37%
Health Care	–0.73%	13.50%	12.88%
Other**	–0.58%	16.05%	0.00%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

4 | MARCH 31, 2015

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of March 31, 2015

Oracle Corp. Software	2.9%
Wells Fargo & Co. Commercial Banks	2.8%
Coca-Cola Co. Beverages	2.8%
Johnson & Johnson Pharmaceuticals	2.7%
Procter & Gamble Co. Household Products	2.6%

13.8%

Asset Allocation – (% of Net Assets)
As of March 31, 2015

Top Country Allocations – Long Positions (% of Investment Securities)
As of March 31, 2015

As of September 30, 2014

Janus Investment Fund | 5

Perkins Global Value Fund (unaudited)

Performance

						Expense Ratios –
Average Annual Total Return – for the periods ended March 31, 2015						per the January 28, 2015 prospectuses
	Fiscal	One	Five	Ten	Since	Total Annual Fund
	Year-to-Date	Year	Year	Year	Inception*	Operating Expenses

Perkins Global Value Fund – Class A Shares
NAV	0.91%	2.88%	9.19%	5.54%	6.66%	1.09%
MOP	–4.87%	–3.06%	7.90%	4.92%	6.20%

Perkins Global Value Fund – Class C Shares
NAV	0.52%	2.09%	8.55%	4.84%	5.94%	1.85%
CDSC	–0.43%	1.12%	8.55%	4.84%	5.94%

Perkins Global Value Fund – Class D Shares(1)	0.97%	3.06%	9.37%	5.75%	6.88%	0.95%

Perkins Global Value Fund – Class I Shares	1.02%	3.14%	9.42%	5.71%	6.85%	0.81%

Perkins Global Value Fund – Class N Shares	1.12%	3.25%	9.30%	5.71%	6.85%	0.76%

Perkins Global Value Fund – Class S Shares	0.86%	2.74%	9.04%	5.46%	6.57%	1.26%

Perkins Global Value Fund – Class T Shares	1.01%	2.96%	9.30%	5.71%	6.85%	1.01%

MSCI World IndexSM	3.35%	6.03%	10.01%	6.39%	5.50%

MSCI All Country World IndexSM	2.73%	5.42%	8.99%	6.44%	5.71%

Morningstar Quartile – Class T Shares	–	3rd	3rd	3rd	2nd

Morningstar Ranking – based on total return for World Stock Funds	–	801/1,213	453/808	353/508	158/394

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

See important disclosures on the next page.

6 | MARCH 31, 2015

(unaudited)

This Fund has a performance-based management fee that may adjust up or down based on the Fund’s performance.

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Foreign securities are subject to additional risks including currency fluctuations, political and economic uncertainty, increased volatility and differing financial and information reporting standards, all of which are magnified in emerging markets.

Holding a meaningful portion of assets in cash or cash equivalents may negatively affect performance.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares commenced operations on May 31, 2012. Performance shown for periods prior to May 31, 2012 reflects the performance of the Fund’s Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics.

© 2015 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*	The Fund’s inception date – June 29, 2001
(1)	Closed to new investors.

Janus Investment Fund | 7

Perkins Global Value Fund (unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(10/1/14)	(3/31/15)	(10/1/14 - 3/31/15)†	(10/1/14)	(3/31/15)	(10/1/14 - 3/31/15)†	(10/1/14 - 3/31/15)

Class A Shares	$1,000.00	$1,009.10	$4.91	$1,000.00	$1,020.04	$4.94	0.98%

Class C Shares	$1,000.00	$1,005.20	$8.75	$1,000.00	$1,016.21	$8.80	1.75%

Class D Shares	$1,000.00	$1,009.70	$4.26	$1,000.00	$1,020.69	$4.28	0.85%

Class I Shares	$1,000.00	$1,010.20	$3.66	$1,000.00	$1,021.29	$3.68	0.73%

Class N Shares	$1,000.00	$1,011.20	$3.21	$1,000.00	$1,021.74	$3.23	0.64%

Class S Shares	$1,000.00	$1,008.60	$5.71	$1,000.00	$1,019.25	$5.74	1.14%

Class T Shares	$1,000.00	$1,010.10	$4.46	$1,000.00	$1,020.49	$4.48	0.89%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

8 | MARCH 31, 2015

Perkins Global Value Fund

Schedule of Investments (unaudited)

As of March 31, 2015

Shares or Principal Amount		Value
Common Stocks – 86.1%
Air Freight & Logistics – 1.0%
227,322	UTi Worldwide, Inc. (U.S. Shares)*	$2,796,061
Automobiles – 1.0%
18,177	Hyundai Motor Co.	2,759,535
Beverages – 6.7%
187,926	Coca-Cola Co.	7,620,399
69,690	Diageo PLC	1,921,312
68,079	PepsiCo, Inc.	6,509,714
785,645	Stock Spirits Group PLC	2,408,688

		18,460,113
Chemicals – 1.1%
32,464	Mosaic Co.	1,495,292
75,200	Nippon Fine Chemical Co., Ltd.	574,655
137,000	Nitto FC Co., Ltd.	887,523

		2,957,470
Commercial Banks – 9.1%
73,241	BB&T Corp.	2,855,667
125,690	CIT Group, Inc.	5,671,133
112,066	Citizens Financial Group, Inc.	2,704,152
149,191	Fifth Third Bancorp	2,812,250
143,772	Wells Fargo & Co.	7,821,197
126,560	Zions Bancorporation	3,417,120

		25,281,519
Commercial Services & Supplies – 3.6%
1,177,825	G4S PLC	5,165,178
34,001	Republic Services, Inc.	1,379,081
35,900	Secom Co., Ltd.	2,399,416
33,200	Secom Joshinetsu Co., Ltd.	871,882

		9,815,557
Communications Equipment – 0.2%
26,600	Icom, Inc.	638,671
Diversified Consumer Services – 0.2%
8,363	Daekyo Co., Ltd.	51,543
121,900	Shingakukai Co., Ltd.	544,641

		596,184
Diversified Telecommunication Services – 0.5%
73,261	Telenor ASA	1,481,339
Electric Utilities – 2.9%
73,741	Exelon Corp.	2,478,435
164,974	PPL Corp.	5,553,025

		8,031,460
Electrical Equipment – 1.3%
67,828	Babcock & Wilcox Co.	2,176,601
122,946	Cosel Co., Ltd.	1,379,999

		3,556,600
Electronic Equipment, Instruments & Components – 0.3%
69,800	Kitagawa Industries Co., Ltd.	739,326
Food & Staples Retailing – 3.2%
80,382	Sysco Corp.	3,032,813
1,650,697	Tesco PLC	5,906,568

		8,939,381
Food Products – 6.2%
95,326	Danone SA	6,414,245
45,625	Nestle SA	3,445,726
536,015	Orkla ASA	4,056,561
73,606	Unilever NV	3,078,777

		16,995,309
Health Care Equipment & Supplies – 2.5%
5,900	Medikit Co., Ltd.	183,061
35,040	Medtronic PLC	2,732,770
17,900	Nakanishi, Inc.	697,281
36,595	Stryker Corp.	3,375,889

		6,989,001
Health Care Providers & Services – 0.4%
39,278	As One Corp.	1,190,092
Household Products – 2.6%
86,818	Procter & Gamble Co.	7,113,867
Insurance – 0.8%
72,200	Sompo Japan Nipponkoa Holdings, Inc.	2,245,527
Machinery – 0.6%
20,185	Pfeiffer Vacuum Technology AG	1,717,874
Media – 2.1%
103,389	Grupo Televisa SAB (ADR)*	3,412,871
285,908	UBM PLC	2,242,779

		5,655,650
Multi-Utilities – 0.7%
61,587	GDF Suez	1,218,475
45,539	Suez Environment Co.	781,878

		2,000,353
Oil, Gas & Consumable Fuels – 6.0%
137,849	BP PLC (ADR)	5,391,274
50,403	Canadian Natural Resources, Ltd.	1,545,045
172,683	Cenovus Energy, Inc.	2,911,230
36,252	Devon Energy Corp.	2,186,358
155,647	Royal Dutch Shell PLC – Class A	4,625,012

		16,658,919
Personal Products – 0.2%
10,800	Pola Orbis Holdings, Inc.	573,381
Pharmaceuticals – 11.4%
287,897	GlaxoSmithKline PLC	6,591,911
74,910	Johnson & Johnson	7,535,946
61,774	Novartis AG	6,110,665
188,266	Pfizer, Inc.	6,549,774
9,135	Roche Holding AG	2,519,688
23,271	Sanofi	2,289,561

		31,597,545
Real Estate Investment Trusts (REITs) – 2.7%
80,135	American Capital Agency Corp.	1,709,280
68,040	Hatteras Financial Corp.	1,235,606
340,149	Two Harbors Investment Corp.	3,612,382
64,033	Western Asset Mortgage Capital Corp.	965,618

		7,522,886
Real Estate Management & Development – 1.1%
153,000	CK Hutchison Holdings, Ltd.	3,130,166
Software – 6.0%
106,445	Lectra	1,499,029
170,799	Microsoft Corp.	6,943,833
188,216	Oracle Corp.	8,121,521

		16,564,383

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund | 9

Perkins Global Value Fund

Schedule of Investments (unaudited)

As of March 31, 2015

Shares or Principal Amount		Value
Specialty Retail – 0.9%
103,012	Matas A/S	$2,349,501
Technology Hardware, Storage & Peripherals – 0.5%
40,400	Canon, Inc.	1,428,877
Thrifts & Mortgage Finance – 1.2%
258,644	Capitol Federal Financial, Inc.	3,233,050
Tobacco – 2.1%
16,000	KT&G Corp.	1,279,403
154,432	Swedish Match AB	4,544,760

		5,824,163
Transportation Infrastructure – 1.1%
319,529	BBA Aviation PLC	1,593,353
73,668	Hamburger Hafen und Logistik AG	1,547,860

		3,141,213
Wireless Telecommunication Services – 5.9%
6,009,267	America Movil SAB de CV – Series L	6,170,342
105,000	NTT DOCOMO, Inc.	1,824,598
141,845	Rogers Communications, Inc. – Class B	4,749,075
1,120,822	Vodafone Group PLC	3,662,389

		16,406,404

Total Common Stocks (cost $217,404,974)		238,391,377
Repurchase Agreements – 8.8%
$20,000,000	Undivided interest of 20% in a joint repurchase agreement (principal amount $100,000,000 with a maturity value of $100,000,278) with RBC Capital Markets Corp., 0.1000%, dated 3/31/15, maturing 4/1/15 to be repurchased at $20,000,056 collateralized by $112,117,024 in U.S. Treasuries, 0% – 8.8750%, 4/2/15 – 2/15/44, with a value of $102,000,032	20,000,000
4,400,000	Undivided interest of 9% in a joint repurchase agreement (principal amount $50,000,000 with a maturity value of $50,000,111) with ING Financial Markets LLC, 0.0800%, dated 3/31/15, maturing 4/1/15 to be repurchased at $4,400,010 collateralized by $39,980,000 in U.S. Treasuries, 3.7500% – 4.2500%, 5/15/39 – 11/15/43, with a value of $51,005,640	4,400,000

Total Repurchase Agreements (cost $24,400,000)		24,400,000
Total Investments (total cost $241,804,974) – 94.9%		262,791,377

Cash, Receivables and Other Assets, net of Liabilities – 5.1%		13,986,575

Net Assets – 100%		$276,777,952

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

United States	$138,038,834	52.5%
United Kingdom	39,508,464	15.0
Japan	16,178,930	6.2
France	12,203,188	4.6
Switzerland	12,076,079	4.6
Mexico	9,583,213	3.7
Canada	9,205,350	3.5
Norway	5,537,900	2.1
Sweden	4,544,760	1.7
South Korea	4,090,481	1.6
Germany	3,265,734	1.2
Hong Kong	3,130,166	1.2
Netherlands	3,078,777	1.2
Denmark	2,349,501	0.9

Total	$262,791,377	100.0%

Schedule of Forward Currency Contracts, Open

			Unrealized
	Currency	Currency	Appreciation/
Counterparty/Currency and Settlement Date	Units Sold	Value	(Depreciation)

Credit Suisse International:
Euro 4/9/15	2,135,000	$2,295,563	$104,604
Japanese Yen 4/9/15	371,000,000	3,094,106	16,483

		5,389,669	121,087

HSBC Securities (USA), Inc.: Japanese Yen 4/9/15	353,000,000	2,943,988	(9,974)

JPMorgan Chase & Co.: Euro 4/16/15	3,379,000	3,633,490	60,082

RBC Capital Markets Corp.:
Euro 4/16/15	3,093,000	3,325,950	(9,944)
Japanese Yen 4/16/15	451,820,000	3,768,596	(33,003)

		7,094,546	(42,947)

Total		$19,061,693	$128,248

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10 | MARCH 31, 2015

Notes to Schedule of Investments and Other Information (unaudited)

MSCI All Country World IndexSM	An unmanaged, free float-adjusted market capitalization weighted index composed of stocks of companies located in countries throughout the world. It is designed to measure equity market performance in global developed and emerging markets. The index includes reinvestment of dividends, net of foreign withholding taxes.

MSCI World IndexSM	A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.

ADR	American Depositary Receipt

LLC	Limited Liability Company

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American stock exchange.

*	Non-income producing security.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2015. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of March 31, 2015)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Perkins Global Value Fund
Assets
Investments in Securities:
Common Stocks
Automobiles	$–	$2,759,535	$–
Beverages	14,130,113	4,330,000	–
Chemicals	1,495,292	1,462,178	–
Commercial Services & Supplies	1,379,081	8,436,476	–
Communications Equipment	–	638,671	–
Diversified Consumer Services	–	596,184	–
Diversified Telecommunication Services	–	1,481,339	–
Electrical Equipment	2,176,601	1,379,999	–
Electronic Equipment, Instruments & Components	–	739,326	–
Food & Staples Retailing	3,032,813	5,906,568	–
Food Products	–	16,995,309	–
Health Care Equipment & Supplies	6,108,659	880,342	–
Health Care Providers & Services	–	1,190,092	–
Insurance	–	2,245,527	–
Machinery	–	1,717,874	–
Media	3,412,871	2,242,779	–
Multi-Utilities	–	2,000,353	–
Oil, Gas & Consumable Fuels	12,033,907	4,625,012	–
Personal Products	–	573,381	–
Pharmaceuticals	14,085,720	17,511,825	–
Real Estate Management & Development	–	3,130,166	–
Software	15,065,354	1,499,029	–
Specialty Retail	–	2,349,501	–
Technology Hardware, Storage & Peripherals	–	1,428,877	–
Tobacco	–	5,824,163	–
Transportation Infrastructure	–	3,141,213	–
Wireless Telecommunication Services	10,919,417	5,486,987	–
All Other	53,978,843	–	–

Repurchase Agreements	–	24,400,000	–

Total Investments in Securities	$137,818,671	$124,972,706	$–

Other Financial Instruments(a):
Forward Currency Contracts	$–	$181,169	$–

Total Assets	$137,818,671	$125,153,875	$–

Janus Investment Fund | 11

Notes to Schedule of Investments and Other Information (unaudited) (continued)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Liabilities
Other Financial Instruments(a):
Forward Currency Contracts	$–	$52,921	$–

(a)	Other financial instruments include forward currency, futures, written options, and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options and swap contracts are reported at their market value at measurement date.

12 | MARCH 31, 2015

Statement of Assets and Liabilities

Perkins Global
As of March 31, 2015 (unaudited)	Value Fund

Assets:
Investments, at cost(1)	$241,804,974
Investments, at value	$238,391,377
Repurchase agreements, at value	24,400,000
Cash	13,155,899
Cash denominated in foreign currency(2)	30,798
Forward currency contracts	181,169
Non-interested Trustees’ deferred compensation	7,187
Receivables:
Investments sold	1,106,463
Fund shares sold	124,598
Dividends	704,968
Foreign dividend tax reclaim	254,924
Interest	65
Other assets	1,667
Total Assets	278,359,115
Liabilities:
Forward currency contracts	52,921
Closed foreign currency contracts	100,995
Payables:
Investments purchased	900,809
Fund shares repurchased	229,092
Advisory fees	130,961
Fund administration fees	2,380
Transfer agent fees and expenses	60,103
12b-1 Distribution and shareholder servicing fees	20,105
Non-interested Trustees’ fees and expenses	1,740
Non-interested Trustees’ deferred compensation fees	7,187
Accrued expenses and other payables	74,870
Total Liabilities	1,581,163
Net Assets	$276,777,952

See footnotes at the end of the Statement.
See Notes to Financial Statements.

Janus Investment Fund | 13

Statement of Assets and Liabilities  (continued)

Perkins Global
As of March 31, 2015 (unaudited)	Value Fund

Net Assets Consist of:
Capital (par value and paid-in surplus)	$248,206,954
Undistributed net investment income/(loss)	490,649
Undistributed net realized gain/(loss) from investments and foreign currency transactions	6,982,307
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	21,098,042
Total Net Assets	$276,777,952
Net Assets - Class A Shares	$25,287,127
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,814,034
Net Asset Value Per Share(3)	$13.94
Maximum Offering Price Per Share(4)	$14.79
Net Assets - Class C Shares	$13,269,918
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	972,785
Net Asset Value Per Share(3)	$13.64
Net Assets - Class D Shares	$98,372,474
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	6,991,906
Net Asset Value Per Share	$14.07
Net Assets - Class I Shares	$63,515,752
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,586,013
Net Asset Value Per Share	$13.85
Net Assets - Class N Shares	$3,229,236
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	233,997
Net Asset Value Per Share	$13.80
Net Assets - Class S Shares	$206,467
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	14,613
Net Asset Value Per Share	$14.13
Net Assets - Class T Shares	$72,896,978
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5,191,807
Net Asset Value Per Share	$14.04

(1)	Includes cost of repurchase agreements of $24,400,000.
(2)	Includes cost of $30,798.
(3)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(4)	Maximum offering price is computed at 100/94.25 of net asset value.
See Notes to Financial Statements.

14 | MARCH 31, 2015

Statement of Operations

Perkins Global
For the period ended March 31, 2015 (unaudited)	Value Fund

Investment Income:
Interest	$12,280
Dividends	3,443,854
Foreign tax withheld	(135,954)
Total Investment Income	3,320,180
Expenses:
Advisory fees	770,329
12b-1 Distribution and shareholder servicing fees:
Class A Shares	32,067
Class C Shares	63,163
Class S Shares	364
Transfer agent administrative fees and expenses:
Class D Shares	59,770
Class S Shares	364
Class T Shares	93,322
Transfer agent networking and omnibus fees:
Class A Shares	9,876
Class C Shares	6,223
Class I Shares	30,888
Other transfer agent fees and expenses:
Class A Shares	1,564
Class C Shares	999
Class D Shares	22,063
Class I Shares	1,455
Class N Shares	22
Class S Shares	1
Class T Shares	724
Shareholder reports expense	36,624
Registration fees	36,894
Custodian fees	8,186
Professional fees	26,732
Non-interested Trustees’ fees and expenses	3,176
Fund administration fees	11,605
Other expenses	24,855
Total Expenses	1,241,266
Net Expenses	1,241,266
Net Investment Income/(Loss)	2,078,914
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	8,329,531
Total Net Realized Gain/(Loss) on Investments	8,329,531
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(7,578,505)
Total Change in Unrealized Net Appreciation/Depreciation	(7,578,505)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$2,829,940

See Notes to Financial Statements.

Janus Investment Fund | 15

Statements of Changes in Net Assets

	Perkins Global
	Value Fund
For the period ended March 31 (unaudited) and the year ended September 30	2015	2014

Operations:
Net investment income/(loss)	$2,078,914	$5,068,532
Net realized gain/(loss) on investments	8,329,531	11,923,646
Change in unrealized net appreciation/depreciation	(7,578,505)	5,950,211
Net Increase/(Decrease) in Net Assets Resulting from Operations	2,829,940	22,942,389
Dividends and Distributions to Shareholders:
Net Investment Income
Class A Shares	(464,728)	(452,496)
Class C Shares	(171,925)	(116,724)
Class D Shares	(1,888,347)	(2,091,204)
Class I Shares	(1,388,152)	(610,338)
Class N Shares	(69,139)	(133,908)
Class S Shares	(5,088)	(5,793)
Class T Shares	(1,415,384)	(1,382,163)
Net Realized Gain from Investment Transactions
Class A Shares	(1,020,002)	(694,173)
Class C Shares	(509,481)	(198,570)
Class D Shares	(3,855,106)	(3,110,966)
Class I Shares	(2,600,830)	(837,537)
Class N Shares	(127,929)	(183,829)
Class S Shares	(12,365)	(10,074)
Class T Shares	(2,939,937)	(2,033,367)
Net Decrease from Dividends and Distributions to Shareholders	(16,468,413)	(11,861,142)
Capital Share Transactions:
Shares Sold
Class A Shares	5,825,563	19,427,912
Class C Shares	2,535,290	8,069,153
Class D Shares	3,787,819	10,828,229
Class I Shares	13,220,327	51,890,864
Class N Shares	388,357	716,805
Class S Shares	–	39,962
Class T Shares	11,801,923	34,686,065
Reinvested Dividends and Distributions
Class A Shares	1,449,955	1,135,793
Class C Shares	488,826	196,937
Class D Shares	5,679,889	5,152,299
Class I Shares	3,208,227	1,074,822
Class N Shares	197,068	317,737
Class S Shares	17,453	15,867
Class T Shares	4,299,539	3,372,081
Shares Repurchased
Class A Shares	(5,063,035)	(19,515,545)
Class C Shares	(1,075,793)	(834,358)
Class D Shares	(7,821,416)	(14,432,622)
Class I Shares	(15,142,548)	(11,628,999)
Class N Shares	(374,542)	(3,941,404)
Class S Shares	(117,131)	(60,543)
Class T Shares	(14,941,506)	(19,217,268)
Net Increase/(Decrease) from Capital Share Transactions	8,364,265	67,293,787
Net Increase/(Decrease) in Net Assets	(5,274,208)	78,375,034
Net Assets:
Beginning of period	282,052,160	203,677,126
End of period	$276,777,952	$282,052,160

Undistributed Net Investment Income/(Loss)	$490,649	$3,814,498

See Notes to Financial Statements.

16 | MARCH 31, 2015

Financial Highlights

Class A Shares

For a share outstanding during the period ended March 31,
2015 (unaudited), each year or period ended September 30	Perkins Global Value Fund
and the period ended October 31, 2009	2015	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$14.64	$13.97	$12.88	$11.62	$11.60	$10.90	$9.44
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.10(3)	0.28(3)	0.34	0.36	0.25	0.19	0.06
Net gain/(loss) on investments (both realized and unrealized)	0.03	1.16	1.58	1.60	(0.01)	0.68	1.40
Total from Investment Operations	0.13	1.44	1.92	1.96	0.24	0.87	1.46
Less Distributions:
Dividends (from net investment income)	(0.26)	(0.30)	(0.28)	(0.36)	(0.22)	(0.17)	–
Distributions (from capital gains)	(0.57)	(0.47)	(0.55)	(0.34)	–	–	–
Redemption fees	N/A	N/A	N/A	–	–(4)	–	–
Total Distributions	(0.83)	(0.77)	(0.83)	(0.70)	(0.22)	(0.17)	–
Net Asset Value, End of Period	$13.94	$14.64	$13.97	$12.88	$11.62	$11.60	$10.90
Total Return*	0.91%	10.71%	15.78%	17.58%	1.97%	8.08%	15.47%
Net Assets, End of Period (in thousands)	$25,287	$24,291	$21,864	$10,379	$248	$160	$16
Average Net Assets for the Period (in thousands)	$25,724	$25,640	$14,952	$4,748	$184	$189	$6
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets**	0.98%	1.09%	1.10%	1.21%	1.27%	1.40%	0.93%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets**	0.98%	1.09%	1.10%	1.21%	1.26%	1.40%	0.84%
Ratio of Net Investment Income/(Loss) to Average Net Assets**	1.39%	1.95%	1.87%	2.17%	2.01%	2.45%	0.50%
Portfolio Turnover Rate	11%	19%	22%	37%	51%	49%	62%

Class C Shares

For a share outstanding during the period ended March 31,
2015 (unaudited), each year or period ended September 30	Perkins Global Value Fund
and the period ended October 31, 2009	2015	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$14.33	$13.77	$12.75	$11.50	$11.52	$10.92	$9.44
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.04(3)	0.17(3)	0.28	0.27	0.23	0.16	0.03
Net gain/(loss) on investments (both realized and unrealized)	0.03	1.13	1.52	1.65	(0.06)	0.60	1.45
Total from Investment Operations	0.07	1.30	1.80	1.92	0.17	0.76	1.48
Less Distributions:
Dividends (from net investment income)	(0.19)	(0.27)	(0.23)	(0.33)	(0.19)	(0.16)	–
Distributions (from capital gains)	(0.57)	(0.47)	(0.55)	(0.34)	–	–	–
Redemption fees	N/A	N/A	N/A	–	–(4)	–	–
Total Distributions	(0.76)	(0.74)	(0.78)	(0.67)	(0.19)	(0.16)	–
Net Asset Value, End of Period	$13.64	$14.33	$13.77	$12.75	$11.50	$11.52	$10.92
Total Return*	0.52%	9.80%	14.87%	17.35%	1.38%	7.03%	15.68%
Net Assets, End of Period (in thousands)	$13,270	$11,928	$4,296	$902	$133	$15	$13
Average Net Assets for the Period (in thousands)	$12,667	$7,782	$1,828	$492	$56	$13	$3
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets**	1.75%	1.85%	1.89%	1.59%(5)	1.90%	1.92%	1.79%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets**	1.75%	1.85%	1.89%	1.59%(5)	1.90%	1.91%	1.63%
Ratio of Net Investment Income/(Loss) to Average Net Assets**	0.62%	1.18%	1.04%	1.56%	1.73%	1.62%	0.31%
Portfolio Turnover Rate	11%	19%	22%	37%	51%	49%	62%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Per share amounts are calculated based on average shares outstanding during the year or period.
(4)	Redemption fees aggregated less than $0.005 on a per share basis. Redemption fees were eliminated effective April 2, 2012.
(5)	A non-recurring expense adjustment impacted the Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets and Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets. The ratio would be 2.03% and 2.03%, respectively, without the inclusion of the non-recurring expense adjustment.

See Notes to Financial Statements.

Janus Investment Fund | 17

Financial Highlights  (continued)

Class D Shares

For a share outstanding during the period ended March 31,	Perkins Global Value Fund
2015 (unaudited) and each year or period ended September 30	2015	2014	2013	2012	2011	2010(1)

Net Asset Value, Beginning of Period	$14.77	$14.09	$12.97	$11.67	$11.65	$11.16
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.11(2)	0.31(2)	0.38	0.26	0.30	0.19
Net gain/(loss) on investments (both realized and unrealized)	0.04	1.15	1.57	1.73	(0.02)	0.30
Total from Investment Operations	0.15	1.46	1.95	1.99	0.28	0.49
Less Distributions:
Dividends (from net investment income)	(0.28)	(0.31)	(0.28)	(0.35)	(0.26)	–
Distributions (from capital gains)	(0.57)	(0.47)	(0.55)	(0.34)	–	–
Redemption fees	N/A	N/A	N/A	–(3)	–(3)	–(3)
Total Distributions	(0.85)	(0.78)	(0.83)	(0.69)	(0.26)	–
Net Asset Value, End of Period	$14.07	$14.77	$14.09	$12.97	$11.67	$11.65
Total Return*	0.97%	10.76%	15.91%	17.72%	2.30%	4.39%
Net Assets, End of Period (in thousands)	$98,372	$101,486	$94,989	$79,206	$70,479	$74,552
Average Net Assets for the Period (in thousands)	$99,891	$100,443	$86,385	$75,550	$76,920	$74,175
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets**	0.85%	0.95%	0.98%	1.04%	1.03%	1.30%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets**	0.85%	0.95%	0.98%	1.04%	1.03%	1.30%
Ratio of Net Investment Income/(Loss) to Average Net Assets**	1.51%	2.10%	1.97%	2.12%	2.25%	2.61%
Portfolio Turnover Rate	11%	19%	22%	37%	51%	49%

Class I Shares

For a share outstanding during the period ended March 31,
2015 (unaudited), each year or period ended September 30	Perkins Global Value Fund
and the period ended October 31, 2009	2015	2014	2013	2012	2011	2010(4)	2009(5)

Net Asset Value, Beginning of Period	$14.57	$13.92	$12.78	$11.51	$11.52	$10.92	$9.44
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.11(2)	0.32(2)	0.43	0.37	0.38	0.16	0.02
Net gain/(loss) on investments (both realized and unrealized)	0.05	1.14	1.52	1.60	(0.09)	0.61	1.46
Total from Investment Operations	0.16	1.46	1.95	1.97	0.29	0.77	1.48
Less Distributions:
Dividends (from net investment income)	(0.31)	(0.34)	(0.26)	(0.36)	(0.30)	(0.17)	–
Distributions (from capital gains)	(0.57)	(0.47)	(0.55)	(0.34)	–	–	–
Redemption fees	N/A	N/A	N/A	–(3)	–(3)	–	–
Total Distributions	(0.88)	(0.81)	(0.81)	(0.70)	(0.30)	(0.17)	–
Net Asset Value, End of Period	$13.85	$14.57	$13.92	$12.78	$11.51	$11.52	$10.92
Total Return*	1.02%	10.89%	16.15%	17.87%	2.40%	7.15%	15.68%
Net Assets, End of Period (in thousands)	$63,516	$65,529	$22,746	$3,452	$4,517	$2,675	$562
Average Net Assets for the Period (in thousands)	$65,562	$39,067	$14,092	$6,386	$3,934	$600	$58
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets**	0.73%	0.81%	0.82%	0.95%	0.91%	1.28%	0.85%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets**	0.73%	0.81%	0.82%	0.95%	0.90%	1.27%	0.54%
Ratio of Net Investment Income/(Loss) to Average Net Assets**	1.62%	2.23%	2.30%	2.20%	2.55%	1.33%	(0.10)%
Portfolio Turnover Rate	11%	19%	22%	37%	51%	49%	62%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Period from February 16, 2010 (inception date) through September 30, 2010.
(2)	Per share amounts are calculated based on average shares outstanding during the year or period.
(3)	Redemption fees aggregated less than $0.005 on a per share basis. Redemption fees were eliminated effective April 2, 2012.
(4)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(5)	Period from July 6, 2009 (inception date) through October 31, 2009.

See Notes to Financial Statements.

18 | MARCH 31, 2015

Class N Shares

For a share outstanding during the period ended March 31, 2015 (unaudited) and each	Perkins Global Value Fund
year or period ended September 30	2015	2014	2013	2012(1)

Net Asset Value, Beginning of Period	$14.52	$13.86	$12.78	$11.55
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.12(2)	0.28(2)	0.41	0.03
Net gain/(loss) on investments (both realized and unrealized)	0.04	1.19	1.54	1.20
Total from Investment Operations	0.16	1.47	1.95	1.23
Less Distributions:
Dividends (from net investment income)	(0.31)	(0.34)	(0.32)	–
Distributions (from capital gains)	(0.57)	(0.47)	(0.55)	–
Total Distributions	(0.88)	(0.81)	(0.87)	–
Net Asset Value, End of Period	$13.80	$14.52	$13.86	$12.78
Total Return*	1.12%	11.01%	16.17%	10.65%
Net Assets, End of Period (in thousands)	$3,229	$3,180	$6,009	$5,317
Average Net Assets for the Period (in thousands)	$3,245	$3,989	$5,797	$791
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets**	0.64%	0.76%	0.78%	1.03%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets**	0.64%	0.76%	0.78%	1.02%
Ratio of Net Investment Income/(Loss) to Average Net Assets**	1.73%	1.99%	2.16%	4.09%
Portfolio Turnover Rate	11%	19%	22%	37%

Class S Shares

For a share outstanding during the period ended March 31,
2015 (unaudited), each year or period ended September 30 and the	Perkins Global Value Fund
period ended October 31, 2009	2015	2014	2013	2012	2011	2010(3)	2009(4)

Net Asset Value, Beginning of Period	$14.81	$14.12	$12.99	$11.68	$11.67	$11.02	$9.44
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.08(2)	0.26(2)	0.34	0.22	0.27	0.18	0.16
Net gain/(loss) on investments (both realized and unrealized)	0.05	1.17	1.58	1.73	(0.03)	0.64	1.25
Total from Investment Operations	0.13	1.43	1.92	1.95	0.24	0.82	1.41
Less Distributions:
Dividends (from net investment income)	(0.24)	(0.27)	(0.24)	(0.30)	(0.23)	(0.17)	–
Distributions (from capital gains)	(0.57)	(0.47)	(0.55)	(0.34)	–	–	–
Redemption fees	N/A	N/A	N/A	–	–(5)	–	0.17
Total Distributions	(0.81)	(0.74)	(0.79)	(0.64)	(0.23)	(0.17)	0.17
Net Asset Value, End of Period	$14.13	$14.81	$14.12	$12.99	$11.68	$11.67	$11.02
Total Return*	0.86%	10.46%	15.56%	17.32%	1.96%	7.51%	16.74%
Net Assets, End of Period (in thousands)	$206	$320	$310	$310	$370	$653	$11
Average Net Assets for the Period (in thousands)	$292	$319	$301	$333	$510	$439	$9
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets**	1.14%	1.26%	1.29%	1.36%	1.36%	1.64%	1.13%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets**	1.14%	1.26%	1.29%	1.35%	1.36%	1.64%	1.09%
Ratio of Net Investment Income/(Loss) to Average Net Assets**	1.15%	1.77%	1.60%	1.79%	1.67%	2.34%	1.10%
Portfolio Turnover Rate	11%	19%	22%	37%	51%	49%	62%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Period from May 31, 2012 (inception date) through September 30, 2012.
(2)	Per share amounts are calculated based on average shares outstanding during the year or period.
(3)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(4)	Period from July 6, 2009 (inception date) through October 31, 2009.
(5)	Redemption fees aggregated less than $0.005 on a per share basis. Redemption fees were eliminated effective April 2, 2012.

See Notes to Financial Statements.

Janus Investment Fund | 19

Financial Highlights  (continued)

Class T Shares

For a share outstanding during the period ended March 31,
2015 (unaudited), each year or period ended September 30	Perkins Global Value Fund
and the year ended October 31	2015	2014	2013	2012	2011	2010(1)	2009

Net Asset Value, Beginning of Period	$14.74	$14.07	$12.95	$11.66	$11.64	$10.95	$9.36
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.11(2)	0.30(2)	0.38	0.27	0.29	0.18	0.23
Net gain/(loss) on investments (both realized and unrealized)	0.04	1.16	1.57	1.70	(0.03)	0.66	2.11
Total from Investment Operations	0.15	1.46	1.95	1.97	0.26	0.84	2.34
Less Distributions:
Dividends (from net investment income)	(0.28)	(0.32)	(0.28)	(0.34)	(0.24)	(0.15)	(0.13)
Distributions (from capital gains)	(0.57)	(0.47)	(0.55)	(0.34)	–	–	(0.62)
Redemption fees	N/A	N/A	N/A	–(3)	–(3)	–(3)	–(3)
Total Distributions	(0.85)	(0.79)	(0.83)	(0.68)	(0.24)	(0.15)	(0.75)
Net Asset Value, End of Period	$14.04	$14.74	$14.07	$12.95	$11.66	$11.64	$10.95
Total Return*	1.01%	10.74%	15.90%	17.58%	2.18%	7.70%	27.37%
Net Assets, End of Period (in thousands)	$72,897	$75,318	$53,463	$39,079	$19,582	$20,883	$98,415
Average Net Assets for the Period (in thousands)	$74,863	$68,538	$41,903	$26,585	$21,082	$48,157	$84,893
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets**	0.89%	1.01%	1.03%	1.12%	1.09%	1.09%	1.31%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets**	0.89%	1.00%	1.03%	1.11%	1.09%	1.09%	1.30%
Ratio of Net Investment Income/(Loss) to Average Net Assets**	1.47%	2.06%	1.90%	2.02%	2.18%	2.41%	1.05%
Portfolio Turnover Rate	11%	19%	22%	37%	51%	49%	62%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Per share amounts are calculated based on average shares outstanding during the year or period.
(3)	Redemption fees aggregated less than $0.005 on a per share basis. Redemption fees were eliminated effective April 2, 2012.

See Notes to Financial Statements.

20 | MARCH 31, 2015

Notes to Financial Statements (unaudited)

1.	Organization and Significant Accounting Policies

Perkins Global Value Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-seven funds which include multiple series of shares, with differing investment objectives and policies. The Fund invests primarily in equity securities. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans. Class N Shares also are available to Janus proprietary products.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid

Janus Investment Fund | 21

Notes to Financial Statements (unaudited) (continued)

price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be valued on an amortized cost basis. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary
Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2015 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in

22 | MARCH 31, 2015

foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Fund. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications
In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations
The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions
The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2.	Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended March 31, 2015 is discussed in further

Janus Investment Fund | 23

Notes to Financial Statements (unaudited) (continued)

detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of this section.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

•	Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

•	Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar

24 | MARCH 31, 2015

cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported on the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/(depreciation) (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

The following table provides average ending monthly currency value amounts on sold forward currency contracts during the period ended March 31, 2015.

Fund	Sold

Perkins Global Value Fund	$18,359,139

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of March 31, 2015.

Fair Value of Derivative Instruments as of March 31, 2015

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as	Statement of Assets and		Statement of Assets and
hedging instruments	Liabilities Location	Fair Value	Liabilities Location	Fair Value

Perkins Global Value Fund
Currency Contracts	Forward currency contracts	$181,169	Forward currency contracts	$52,921

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the period ended March 31, 2015.

The effect of Derivative Instruments on the Statement of Operations for the period ended March 31, 2015

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Investments and foreign
Derivatives not accounted for as hedging instruments	currency transactions

Perkins Global Value Fund
Currency Contracts	$2,657,688

Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income
Investments, foreign
currency translations and
non-interested Trustees’
Derivatives not accounted for as hedging instruments	deferred compensation

Perkins Global Value Fund
Currency Contracts	$(439,657)

Please see the Fund’s Statement of Operations for the Fund’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

3.	Other Investments and Strategies

Additional Investment Risk
The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets,

Janus Investment Fund | 25

Notes to Financial Statements (unaudited) (continued)

and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. As a result, financial markets in the EU have been subject to increased volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties
Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the “Offsetting Assets and Liabilities” section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities
The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with

26 | MARCH 31, 2015

collateral held and/or posted and create one single net payment. For financial reporting purposes, the Fund does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following tables present gross amounts of recognized assets and liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see either the “Fair Value of Derivative Instruments as of March 31, 2015” table located in Note 2 of these Notes to Financial Statements and/or the Fund’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
Counterparty	of Recognized Assets	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount

Credit Suisse International	$ 121,087	$ –	$ –	$121,087
ING Financial Markets LLC	4,400,000	–	(4,400,000)	–
JPMorgan Chase & Co.	60,082	–	–	60,082
RBC Capital Markets Corp.	20,000,000	(42,947)	(19,957,053)	–

Total	$24,581,169	$(42,947)	$(24,357,053)	$181,169

Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts
Counterparty	of Recognized Liabilities	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount

HSBC Securities (USA), Inc.	$ 9,974	$ –	$–	$9,974
RBC Capital Markets Corp.	42,947	(42,947)	–	–

Total	$52,921	$(42,947)	$–	$9,974

(a)	Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.
(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

All repurchase agreements are transacted under legally enforceable master repurchase agreements that give the Fund, in the event of default by the counterparty, the right to liquidate securities held and to offset receivables and payables with the counterparty. Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest.

The Fund does not exchange collateral on its forward currency contracts with its counterparties; however, the Fund will segregate cash or high-grade securities in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. Such segregated assets, if with the Fund’s custodian, are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their market value equals or exceeds the current market value of the Fund’s corresponding forward currency contracts.

Real Estate Investing
The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Repurchase Agreements
The Fund and other funds advised by Janus Capital or its affiliates may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Janus Investment Fund | 27

Notes to Financial Statements (unaudited) (continued)

4.	Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s “base” fee rate prior to any performance adjustment (expressed as an annual rate).

Fund	Base Fee Rate (%)

Perkins Global Value Fund	0.64

The investment advisory fee rate is determined by calculating a base fee (shown in the table above) and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate. The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to its benchmark index, as shown below:

Fund	Benchmark Index

Perkins Global Value Fund	MSCI World IndexSM

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets during the applicable performance measurement period.

The Fund’s prospectuses and statement of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment, if applicable. The performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses for the period ended March 31, 2015 is below:

Performance Adjusted
Investment Advisory
Fund	Fee Rate (%)

Perkins Global Value Fund	0.55

Perkins Investment Management LLC (“Perkins”) serves as subadviser to the Fund. Perkins (together with its predecessors), has been in the investment management business since 1984 and provides day-to-day management of the Fund’s portfolio operations subject to the general oversight of Janus Capital. Janus Capital owns 100% of Perkins.

Janus Capital pays Perkins a subadvisory fee equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (calculated after any applicable performance fee adjustment). The subadvisory fee paid by Janus Capital to Perkins adjusts up or down based on the Fund’s performance relative to the Fund’s benchmark index over the performance measurement period.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the transfer agency agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also

28 | MARCH 31, 2015

pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares, and receives reimbursement for its out-of-pocket costs on all other share classes. Included in out-of-pocket expenses are the expenses Janus Services incurs for serving as transfer agent and providing servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). The Fund also pays for salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or the subadviser) provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. Some expenses related to compensation payable to the Fund’s Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $307,757 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended March 31, 2015. The Fund’s portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of March 31, 2015 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended March 31, 2015 are included in “Non-interested Trustees’ fees and

Janus Investment Fund | 29

Notes to Financial Statements (unaudited) (continued)

expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $135,000 were paid by the Trust to a Trustee under the Deferred Plan during the period ended March 31, 2015.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the period ended March 31, 2015, Janus Distributors retained the following upfront sales charges:

Upfront
Fund (Class A Shares)	Sales Charge

Perkins Global Value Fund	$5,900

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the period ended March 31, 2015.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended March 31, 2015, redeeming shareholders of Class C Shares paid the following CDSCs:

Fund (Class C Shares)	CDSC

Perkins Global Value Fund	$1,570

5.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2015 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in passive foreign investment companies.

				Net Tax
	Federal Tax	Unrealized	Unrealized	Appreciation/
Fund	Cost	Appreciation	(Depreciation)	(Depreciation)

Perkins Global Value Fund	$242,234,217	$31,799,227	$(11,242,067)	$20,557,160

6.	Capital Share Transactions

For the period ended March 31 (unaudited)	Perkins Global Value Fund
and the year ended September 30	2015	2014

Transactions in Fund Shares – Class A Shares:
Shares sold	407,473	1,342,763
Reinvested dividends and distributions	104,163	83,208
Shares repurchased	(357,297)	(1,330,967)
Net Increase/(Decrease) in Fund Shares	154,339	95,004
Shares Outstanding, Beginning of Period	1,659,695	1,564,691
Shares Outstanding, End of Period	1,814,034	1,659,695

30 | MARCH 31, 2015

For the period ended March 31 (unaudited)	Perkins Global Value Fund
and the year ended September 30	2015	2014

Transactions in Fund Shares – Class C Shares:
Shares sold	182,028	563,970
Reinvested dividends and distributions	35,811	14,653
Shares repurchased	(77,652)	(58,097)
Net Increase/(Decrease) in Fund Shares	140,187	520,526
Shares Outstanding, Beginning of Period	832,598	312,072
Shares Outstanding, End of Period	972,785	832,598
Transactions in Fund Shares – Class D Shares:
Shares sold	265,789	749,116
Reinvested dividends and distributions	404,550	374,168
Shares repurchased	(547,336)	(996,132)
Net Increase/(Decrease) in Fund Shares	123,003	127,152
Shares Outstanding, Beginning of Period	6,868,903	6,741,751
Shares Outstanding, End of Period	6,991,906	6,868,903
Transactions in Fund Shares – Class I Shares:
Shares sold	931,799	3,584,904
Reinvested dividends and distributions	232,144	79,264
Shares repurchased	(1,074,157)	(802,557)
Net Increase/(Decrease) in Fund Shares	89,786	2,861,611
Shares Outstanding, Beginning of Period	4,496,227	1,634,616
Shares Outstanding, End of Period	4,586,013	4,496,227
Transactions in Fund Shares – Class N Shares:
Shares sold	27,421	50,017
Reinvested dividends and distributions	14,311	23,519
Shares repurchased	(26,684)	(288,203)
Net Increase/(Decrease) in Fund Shares	15,048	(214,667)
Shares Outstanding, Beginning of Period	218,949	433,616
Shares Outstanding, End of Period	233,997	218,949
Transactions in Fund Shares – Class S Shares:
Shares sold	–	2,712
Reinvested dividends and distributions	1,236	1,147
Shares repurchased	(8,246)	(4,199)
Net Increase/(Decrease) in Fund Shares	(7,010)	(340)
Shares Outstanding, Beginning of Period	21,623	21,963
Shares Outstanding, End of Period	14,613	21,623
Transactions in Fund Shares – Class T Shares:
Shares sold	827,142	2,386,459
Reinvested dividends and distributions	306,672	245,421
Shares repurchased	(1,050,444)	(1,322,693)
Net Increase/(Decrease) in Fund Shares	83,370	1,309,187
Shares Outstanding, Beginning of Period	5,108,437	3,799,250
Shares Outstanding, End of Period	5,191,807	5,108,437

Janus Investment Fund | 31

Notes to Financial Statements (unaudited) (continued)

7.	Purchases and Sales of Investment Securities

For the period ended March 31, 2015, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

Perkins Global Value Fund	$34,215,647	$27,171,888	$–	$–

8.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to March 31, 2015 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

32 | MARCH 31, 2015

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 10, 2014, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2015 through January 1 or February 1, 2016, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services
The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service

Janus Investment Fund | 33

Additional Information (unaudited) (continued)

providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed institutional competitive advantages that should be able to provide superior investment management returns over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds
The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has improved: for the 36 months ended September 30, 2014, approximately 64% of the Funds were in the top two Lipper quartiles of performance, and for the 12 months ended September 30, 2014, approximately 57% of the Funds were in the top two Lipper quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the

34 | MARCH 31, 2015

second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

Value Funds

•	For Perkins International Value Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014.

•	For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

Mathematical Funds

•	For INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH International Managed Volatility Fund (formerly named INTECH International Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund), the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for

Janus Investment Fund | 35

Additional Information (unaudited) (continued)

the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of under-performance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and in the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and that the performance trend was improving.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the first Lipper

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quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s

Janus Investment Fund | 37

Additional Information (unaudited) (continued)

underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and its limited performance history.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory agreement(s).

Costs of Services Provided
The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the mean management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

In this regard, the independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 19% below the mean total expenses of their respective Lipper Expense Group peers and 29% below the mean total expenses for their Lipper Expense Universes; (3) management fees for the Funds, on average, were 15% below the mean management fees for their Expense Groups and 20% below the mean for their Expense Universes; and (4) Janus fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered how the total expenses for each share class of each Fund compared to the mean total expenses for its Lipper Expense Group peers and to mean total expenses for its Lipper Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus

38 | MARCH 31, 2015

Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) the average spread between management fees charged to the Funds and those charged to Janus Capital’s institutional accounts is reasonable relative to the average spreads seen in the industry; and (4) the retained fee margins implied by Janus Capital’s subadvised fees when compared to its mutual fund fees are reasonable relative to retained fee margins in the industry.

The Trustees considered the fees for each Fund for its fiscal year ended in 2013, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Bond Fund, the Trustees noted that although the Fund’s total expenses were equal to or below the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

•	For Perkins International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also

Janus Investment Fund | 39

Additional Information (unaudited) (continued)

noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Mathematical Funds

•	For INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH International Managed Volatility Fund (formerly named INTECH International Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that

40 | MARCH 31, 2015

Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that, although the Fund’s total expenses were above the peer group mean for its sole share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable limit.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

Janus Investment Fund | 41

Additional Information (unaudited) (continued)

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

In this regard, the independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale
The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that their independent fee consultant had provided analysis of economies of scale during prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, the base contractual management fee rate paid by most of the Funds, before any adjustment for performance, if applicable, was below the mean contractual management fee rate of the Fund’s peer group identified by an independent data provider. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

In this regard, the independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, it could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief

42 | MARCH 31, 2015

that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital
The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

Janus Investment Fund | 43

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was March 31, 2015. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices.

When comparing the performance of the Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Fund invested in the index.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will

44 | MARCH 31, 2015

notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or

Janus Investment Fund | 45

Useful Information About Your Fund Report (unaudited) (continued)

investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

46 | MARCH 31, 2015

Notes

Janus Investment Fund | 47

Notes

48 | MARCH 31, 2015

Notes

Janus Investment Fund | 49

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC.

Funds distributed by Janus Distributors LLC

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-0515-87738	125-24-93057 05-15

semiannual report
March 31, 2015

Janus Global Real Estate Fund

Janus Investment Fund

highlights

•	Portfolio management perspective
•	Investment strategy behind your fund
•	Fund performance, characteristics and holdings

            Janus Global Real Estate Fund

Janus Global Real Estate Fund (unaudited)

FUND SNAPSHOT
We believe global real estate investments can be a long-term source of wealth creation through attractive current income and substantial capital appreciation over time. We use intensive fundamental research in an effort to uncover companies with prime assets in strategic locations that practice disciplined capital allocation and show a clear ability to create value.
Patrick Brophy portfolio manager

PERFORMANCE

For the six-month period ending March 31, 2015, the Janus Global Real Estate Fund’s Class I Shares returned 8.56%, while its benchmark, the FTSE EPRA/NAREIT Global Index, returned 11.37%.

INVESTMENT ENVIRONMENT

Real estate’s outperformance in 2014 continued through the end of the year as the potentially bearish expectations of rising rates failed to materialize. U.S. assets especially benefited from the continuation of the low rate environment. Entering 2015, it was our sense that real estate could languish a bit in the first quarter of the new year. That’s not what happened. To the contrary, the sector continued its winning ways, finishing the six-month period through March well ahead of the broader markets. We suspect that to a large degree the sustained momentum was due to the fact that many of the tailwinds providing a constructive backdrop for real estate – easy monetary policies/low rates, improving debt markets, abundant capital chasing assets, limited new construction – remain prevalent. Couple that with a thirst for yield that appears as unquenchable as ever, and the sector seems poised to stay in the catbird seat. This, of course, makes us nervous.

To be fair, not all markets are basking in the glow of soaring asset prices; in fact, some are enduring deteriorating values. Take Brazil, for example, where rates are rising, the economy is on the brink of slipping into recession, and real estate stocks are getting clobbered. Or China, where it’s clear that in many cities there has been significant overbuilding, and not just in residential (in many cases, there appears to be a supply glut in office and retail as well). Again, as we’ve discussed in numerous past commentaries, these wide variances by geography – and property sector – are a large part of the appeal/advantage of being a global investor.

PERFORMANCE DISCUSSION

Underperformance for the period was driven by a variety of factors. On a geographical basis, our stock selection in the U.S. and Hong Kong weighed most on relative performance. That was partially offset by strong stock selection in Canada. Also detracting from performance relative to the benchmark was our overweight of Mexico and underweight China. Contributing were our significant overweight the U.S. and our lack of exposure to the United Arab Emirates, which was a drag on the benchmark.

On a sector basis, diversified metals and mining, along with construction and engineering delivered the lowest absolute returns in the Fund. The strongest sectors were asset management and custody banks, along with electric utilities. Relative to the benchmark, our holdings in real estate operating companies and residential real estate investment trusts (REITs) weighed most on results, while our selection of hotel and resort REITs and a combination of stock selection and underweight in diversified REITs contributed.

The leading individual detractors for the period were Cyrela Commercial Properties and Concentradora Fibra Hotelera Mexicana. With high-quality assets strategically situated in the most desirable submarkets of Sao Paulo and Rio de Janeiro, as well as an enviable pipeline of development opportunities in the retail, office and industrial sectors, we believe Cyrela Commercial has the potential to deliver outsize returns for a multiyear period. At this juncture, execution risks stand out as the biggest concern, as the company continues work on several ambitious and complex development projects. That the company has very little debt, a solid track record, and a predictable income stream from its stabilized properties is a plus and, in our opinion, significantly skews the risk/reward equation in our favor.

With regard to Concentradora Fibra Hotelera Mexicana, the FIBRA is essentially the Mexican version of an REIT. Because there is a tax advantage for a property owner to sell to a FIBRA and receive shares (all upside in the shares after the sale are tax free for the seller), it is logical that FIBRAs will wind up being consolidators of commercial property in Mexico. Fibra Hotelera has already

Janus Investment Fund | 1

Janus Global Real Estate Fund (unaudited)

started that process in the hotel sector, and we like both its acquisitions to date and the large size of its potential deal pipeline. We also believe that Mexican commercial property is still some of the cheapest in our global investment universe.

The period’s top contributors were Chatham Lodging and Simon Property Group. Chatham is a U.S. REIT that was launched in 2010 to invest in upscale extended-stay and branded select-service hotels. In its brief existence, the company has assembled what we consider a solid portfolio of hotel properties, and its focus on select service, a sector most of the hotel REITs shy away from, provides an attractive growth opportunity, in our opinion. The stock was buoyed earlier in the year by news of share purchases by activist investors, one of whom floated an offer to buy the company, and more recently by a large, strategic joint-venture that greatly expanded and, in our view, enhanced its portfolio.

Simon, an owner of regional malls and outlet centers, is the largest of the U.S. REITs and the largest component of the global index. We believe the company has top-of-the-line assets; relatively stable cash flows; a strong balance sheet; a disciplined external growth strategy that extends overseas; and liquidity, which we think makes it the go-to stock for generalist investors when they want to increase their real estate allocations. Moreover, fundamentals for higher-quality Class A malls remain very strong, while there are ongoing significant concerns about the health of the B and C markets (this actually further benefits Simon given it recently completed the spin-off of its lower-quality properties – mostly Class B malls and strip centers).

As always, we continue to seek out opportunistic investments, concentrating on the key characteristics of our long-established investment philosophy: focused businesses, disciplined allocation of capital, compelling valuation, high barrier-to-entry markets, attractive/irreplaceable real estate assets, development expertise and quality management.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

OUTLOOK

Clearly our performance could have been better during the period, especially given that we increasingly appear to have had it right in 2014 when we wrote that “we think the lower-for-longer rate environment is likely to persist for longer than consensus seems to be anticipating.” Yet, while we were likely correct to be skeptical of near-term rate hikes in the U.S. – still the most important real estate market in the listed space, accounting for over 40% of the global index – we failed to anticipate how strongly European stock prices would react to the well-telegraphed launch of quantitative easing on the continent (many of the large-cap real estate companies were up double digits in the quarter). Even with some additional cap rate compression and stable-to-improving operating fundamentals, we think most of the bellwether European property companies screen expensive. The problem is that when you compare the dividend yields of these same companies to the yields being offered in the European sovereign debt markets, they look like exceptional bargains (it’s a bit of a crazy analysis when countries like Germany are offering negative yields on their short- and intermediate-term bonds). So the song remains the same: a race to the bottom for several of the key global currencies, a Federal Reserve that seems afraid to remove the training wheels, a forced move out the risk spectrum for savers/investors, and continued asset-price inflation (at least in many important markets). This is not to say that we’ve abandoned our belief that all of this unprecedented money printing will have significant unintended consequences, and likely not good ones, but we must acknowledge once again that we’ve been saying this for a while and until this low-rate, high-liquidity environment shows signs of reversing, hard assets with predictable yields should remain very much in demand.

Thank you for your continued investment in Janus Global Real Estate Fund.

2 | MARCH 31, 2015

(unaudited)

Janus Global Real Estate Fund At A Glance

5 Top Performers – Holdings

Contribution

Chatham Lodging Trust	0.95%
Simon Property Group, Inc.	0.51%
Brookfield Infrastructure Partners LP	0.37%
Pebblebrook Hotel Trust	0.36%
Kennedy-Wilson Holdings, Inc.	0.36%

5 Bottom Performers – Holdings

Contribution

Cyrela Commercial Properties SA Empreendimentos e Participacoes	–0.20%
Concentradora Fibra Hotelera Mexicana SA de CV	–0.17%
CSI Properties, Ltd.	–0.16%
Kennedy Wilson Europe Real Estate PLC	–0.15%
Atrium European Real Estate, Ltd.	–0.14%

4 Top Performers – Sectors*

		Fund Weighting	FTSE EPRA/NAREIT Global
	Fund Contribution	(Average % of Equity)	Index Weighting

Health Care	0.11%	0.97%	0.04%
Information Technology	0.05%	0.19%	0.00%
Energy	–0.01%	0.76%	0.00%
Utilities	–0.02%	1.97%	0.00%

5 Bottom Performers – Sectors*

		Fund Weighting	FTSE EPRA/NAREIT Global
	Fund Contribution	(Average % of Equity)	Index Weighting

Financials	–1.18%	80.67%	99.49%
Other**	–0.80%	6.80%	0.08%
Consumer Discretionary	–0.39%	7.68%	0.39%
Industrials	–0.16%	0.84%	0.00%
Materials	–0.15%	0.12%	0.00%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

Janus Investment Fund | 3

Janus Global Real Estate Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of March 31, 2015

Kennedy-Wilson Holdings, Inc. Real Estate Management & Development	3.7%
Chatham Lodging Trust Real Estate Investment Trusts (REITs)	3.5%
American Tower Corp. Real Estate Investment Trusts (REITs)	2.5%
Simon Property Group, Inc. Real Estate Investment Trusts (REITs)	2.4%
Kennedy Wilson Europe Real Estate PLC Real Estate Management & Development	2.3%

14.4%

Asset Allocation – (% of Net Assets)
As of March 31, 2015

*Includes Other of (3.8)%.

Top Country Allocations – Long Positions (% of Investment Securities)
As of March 31, 2015

As of September 30, 2014

4 | MARCH 31, 2015

(unaudited)

Performance

					Expense Ratios –
Average Annual Total Return – for the periods ended March 31, 2015					per the January 28, 2015 prospectuses
	Fiscal	One	Five	Since	Total Annual Fund	Net Annual Fund
	Year-to-Date	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Global Real Estate Fund – Class A Shares

NAV	8.39%	12.46%	10.16%	5.30%	1.32%	1.32%

MOP	2.15%	5.97%	8.87%	4.46%

Janus Global Real Estate Fund – Class C Shares

NAV	7.88%	11.51%	9.34%	4.61%	2.08%	2.08%

CDSC	6.88%	10.51%	9.34%	4.61%

Janus Global Real Estate Fund – Class D Shares(1)	8.49%	12.65%	10.44%	4.19%	1.15%	1.12%

Janus Global Real Estate Fund – Class I Shares	8.56%	12.81%	10.53%	5.59%	1.01%	1.01%

Janus Global Real Estate Fund – Class S Shares	8.31%	12.22%	10.04%	5.18%	1.45%	1.45%

Janus Global Real Estate Fund – Class T Shares	8.49%	12.53%	10.37%	4.69%	1.18%	1.18%

FTSE EPRA/NAREIT Global Index	11.37%	14.80%	11.04%	2.92%

Morningstar Quartile – Class I Shares	–	3rd	2nd	1st

Morningstar Ranking – based on total return for Global Real Estate Funds	–	155/232	85/188	7/154

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through February 1, 2016.

See important disclosures on the next page.

Janus Investment Fund | 5

Janus Global Real Estate Fund (unaudited)

This Fund has a performance-based management fee that may adjust up or down based on the Fund’s performance.

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Foreign securities are subject to additional risks including currency fluctuations, political and economic uncertainty, increased volatility and differing financial and information reporting standards, all of which are magnified in emerging markets.

Investments in REITs may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Class A Shares, Class C Shares, Class I Shares, and Class S Shares commenced operations on July 6, 2009, after the reorganization of each class of the predecessor fund into corresponding shares of the Fund. Performance shown for each class for periods prior to July 6, 2009, reflects the historical performance of each corresponding class of the predecessor fund prior to the reorganization, calculated using the fees and expenses of the corresponding class of the predecessor fund respectively, net of any applicable fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the historical performance of the Fund’s Class I Shares, calculated using the fees and expenses of Class D Shares, without the effect of any fee and expense limitations or waivers.

Class T Shares commenced operations on July 6, 2009. Performance shown for Class T Shares for periods prior to July 6, 2009, reflects the historical performance of the predecessor fund’s Class I Shares, calculated using the fees and expenses of Class T Shares, without the effect of any fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2015 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*	The predecessor Fund’s inception date – November 28, 2007

(1) Closed to new investors.

6 | MARCH 31, 2015

(unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(10/1/14)	(3/31/15)	(10/1/14 - 3/31/15)†	(10/1/14)	(3/31/15)	(10/1/14 - 3/31/15)†	(10/1/14 - 3/31/15)

Class A Shares	$1,000.00	$1,083.90	$6.65	$1,000.00	$1,018.55	$6.44	1.28%

Class C Shares	$1,000.00	$1,078.80	$10.73	$1,000.00	$1,014.61	$10.40	2.07%

Class D Shares	$1,000.00	$1,084.90	$5.87	$1,000.00	$1,019.30	$5.69	1.13%

Class I Shares	$1,000.00	$1,085.60	$5.25	$1,000.00	$1,019.90	$5.09	1.01%

Class S Shares	$1,000.00	$1,083.10	$7.53	$1,000.00	$1,017.70	$7.29	1.45%

Class T Shares	$1,000.00	$1,084.90	$6.13	$1,000.00	$1,019.05	$5.94	1.18%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund | 7

Janus Global Real Estate Fund

Schedule of Investments (unaudited)

As of March 31, 2015

Shares or Principal Amount		Value
Common Stocks – 94.3%
Capital Markets – 1.7%
111,477	NorthStar Asset Management Group, Inc., New York	$2,601,873
290,295	Tricon Capital Group, Inc.	2,567,360

		5,169,233
Construction & Engineering – 0%
48,959	UGL, Ltd.	54,143
Electric Utilities – 1.3%
83,059	Brookfield Infrastructure Partners LP#	3,782,507
Health Care Providers & Services – 1.0%
109,699	Capital Senior Living Corp.*	2,845,592
Hotels, Restaurants & Leisure – 3.9%
161,501	ClubCorp Holdings, Inc.	3,126,659
147,608	Crown Resorts, Ltd.	1,497,228
51,862	Las Vegas Sands Corp.	2,854,485
15,741	Vail Resorts, Inc.†	1,627,934
33,305	Whitbread PLC	2,587,980

		11,694,286
Household Durables – 2.6%
67,600	First Juken Co., Ltd.	840,653
81,700	Iida Group Holdings Co., Ltd.	1,016,108
81,354	LGI Homes, Inc.*,#	1,355,358
273,617	New Home Co., Inc.*,†	4,364,191
435,800	PDG Realty SA Empreendimentos e Participacoes*	68,292

		7,644,602
Industrial Conglomerates – 0.7%
4,300,000	Shun Tak Holdings, Ltd.	2,075,094
Internet Software & Services – 0.8%
9,752	Equinix, Inc.	2,270,753
Media – 0.3%
65,000	Fuji Media Holdings, Inc.	922,975
Metals & Mining – 0.1%
228,787	Copper Mountain Mining Corp.*,#	209,565
Oil, Gas & Consumable Fuels – 0.9%
122,071	Hoegh LNG Partners LP#	2,648,941
Real Estate Investment Trusts (REITs) – 51.7%
3,571,261	AIMS AMP Capital Industrial REIT	3,875,839
14,594	Alexandria Real Estate Equities, Inc.	1,430,796
56,219	American Assets Trust, Inc.	2,433,158
79,450	American Tower Corp.	7,480,217
186,772	Armada Hoffler Properties, Inc.	1,990,990
2,186,800	Ascott Residence Trust	1,983,546
60,337	Associated Estates Realty Corp.	1,489,117
816,241	Astro Japan Property Group	3,107,574
13,729	AvalonBay Communities, Inc.	2,392,278
26,732	Boston Properties, Inc.	3,755,311
23,923	Camden Property Trust	1,869,104
697,430	Charter Hall Group	2,700,863
350,047	Chatham Lodging Trust	10,294,882
104,051	Colony Financial, Inc.#	2,697,002
922,858	Concentradora Fibra Danhos SA de CV	2,207,424
1,516,413	Concentradora Fibra Hotelera Mexicana SA de CV	2,035,314
1,516,055	Cromwell Property Group	1,308,818
49,026	Digital Realty Trust, Inc.	3,233,755
36,611	DuPont Fabros Technology, Inc.	1,196,447
77,388	Easterly Government Properties, Inc.*	1,242,077
120,407	Equity Commonwealth*	3,196,806
56,958	Gramercy Property Trust, Inc.	1,598,811
153,018	Great Portland Estates PLC	1,840,367
1,665	Hulic REIT, Inc.	2,557,093
507	Kenedix Office Investment Corp.	2,779,498
780	Kenedix Residential Investment Corp.	2,422,705
1,300	Kenedix Retail REIT Corp.*	3,016,928
56,589	Kite Realty Group Trust	1,594,112
51,880	Lamar Advertising Co. – Class A	3,074,928
132,195	Land Securities Group PLC	2,455,981
386,745	Lexington Realty Trust#	3,801,703
28,803	Macerich Co.†	2,428,957
70,664	Mack-Cali Realty Corp.	1,362,402
684,198	Mirvac Group	1,044,658
31,000	Morguard Real Estate Investment Trust	421,526
1,810	Mori Hills REIT Investment Corp.	2,550,533
2,813,543	National Storage REIT*	3,423,044
539	Nippon Prologis REIT, Inc.	1,187,329
238,906	NorthStar Realty Finance Corp.	4,328,977
74,409	Parkway Properties, Inc.	1,290,996
84,752	Pebblebrook Hotel Trust	3,946,901
68,710	Post Properties, Inc.†	3,911,660
1,182,012	Prologis Property Mexico SA de CV*	2,115,829
37,310	Prologis, Inc.	1,625,224
352,532	Pure Industrial Real Estate Trust	1,405,785
92,675	QTS Realty Trust, Inc. – Class A	3,374,297
109,798	Ramco-Gershenson Properties Trust	2,042,243
37,814	Retrocom Real Estate Investment Trust#	117,945
321,912	Scentre Group	914,447
36,651	Simon Property Group, Inc.	7,170,402
67,929	STAG Industrial, Inc.	1,597,690
152,354	Starwood Property Trust, Inc.	3,702,202
71,476	Starwood Waypoint Residential Trust#	1,847,655
178,001	Terreno Realty Corp.	4,058,423
5,797	Unibail-Rodamco SE	1,564,282
5,545	Urban Edge Properties	131,417
66,892	Ventas, Inc.	4,884,454
11,091	Vornado Realty Trust	1,242,192
118,872	WP GLIMCHER, Inc.	1,976,841

		152,731,755
Real Estate Management & Development – 29.3%
29,493	Arealink Co., Ltd.	29,718
929,476	Atrium European Real Estate, Ltd.*	4,345,573
53,551	Brookfield Asset Management, Inc. – Class A (U.S. Shares)	2,870,869
2,301,000	CapitaLand, Ltd.	5,994,425
50,470	CBRE Group, Inc. – Class A*	1,953,694
1,308,268	Colony American Homes Holdings III LP*,§	1,504,508
415,406	Corp. Inmobiliaria Vesta SAB de CV	772,186
415,095	Countrywide PLC	3,158,826
69,140,000	CSI Properties, Ltd.	2,452,357
130,500	Cyrela Commercial Properties SA Empreendimentos e Participacoes	444,584
347,776	Dalian Wanda Commercial Properties Co., Ltd. – Class H*	2,152,368
2,680	Deutsche Annington Immobilien SE	90,539
167,913	First Capital Realty, Inc.	2,616,017
1,008,630	Global Logistic Properties, Ltd.	1,943,318
1,904,000	Hang Lung Properties, Ltd.	5,360,899
116,157	Hispania Activos Inmobiliarios SAU*	1,529,058

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8 | MARCH 31, 2015

Schedule of Investments (unaudited)

As of March 31, 2015

Shares or Principal Amount		Value
Real Estate Management & Development – (continued)
171,000	Hysan Development Co., Ltd.	$750,899
124,300	Iguatemi Empresa de Shopping Centers SA	1,098,587
417,903	Kennedy Wilson Europe Real Estate PLC	6,809,574
423,644	Kennedy-Wilson Holdings, Inc.†	11,074,054
532,368	Kingdom Construction Corp.	483,462
51,719	LEG Immobilien AG*	4,111,187
80,800	LPS Brasil Consultoria de Imoveis SA	130,417
146,000	Mitsubishi Estate Co., Ltd.	3,389,200
71,000	Mitsui Fudosan Co., Ltd.	2,086,914
112,584	Phoenix Mills, Ltd.	642,055
718,146	Primecity Investment PLC*,ß	2,555,166
170,850	Savills PLC	2,056,500
331,734	St Joe Co.*	6,156,983
6,750	Sun Hung Kai Properties, Ltd.	103,917
264,888	TLG Immobilien AG*	4,158,590
548,080	Wharf Holdings, Ltd.	3,820,765

		86,647,209

Total Common Stocks (cost $248,750,024)		278,696,655
Corporate Bonds – 0.2%
Real Estate Investment Trusts (REITs) – 0.2%
$653,000	Consolidated-Tomoka Land Co.§ 4.5000%, 3/15/20 (cost $653,000)	712,586
Preferred Stocks – 0.1%
Real Estate Investment Trusts (REITs) – 0.1%
8,975	American Homes 4 Rent, 5.5000% (cost $219,439)	233,530
Investment Companies – 9.2%
Investments Purchased with Cash Collateral from Securities Lending – 3.2%
9,449,865	Janus Cash Collateral Fund LLC, 0.1041%°°,£	9,449,865
Money Markets – 6.0%
17,628,286	Janus Cash Liquidity Fund LLC, 0.1097%°°,£	17,628,286

Total Investment Companies (cost $27,078,151)		27,078,151
Total Investments (total cost $276,700,614) – 103.8%		306,720,922

Liabilities, net of Cash, Receivables and Other Assets – (3.8)%		(11,350,501)

Net Assets – 100%		$295,370,421

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

United States	$179,237,285	58.4%
Japan	22,799,654	7.4
United Kingdom	18,909,228	6.2
Hong Kong	14,563,931	4.7
Australia	14,050,775	4.6
Singapore	13,797,128	4.5
Germany	10,915,482	3.6
Canada	10,209,067	3.3
Mexico	7,130,753	2.3
Austria	4,345,573	1.4
Norway	2,648,941	0.9
China	2,152,368	0.7
Brazil	1,741,880	0.6
France	1,564,282	0.5
Spain	1,529,058	0.5
India	642,055	0.2
Taiwan	483,462	0.2

Total	$306,720,922	100.0%

Schedule of OTC Written Options – Puts

Counterparty/Reference Asset	Value

Morgan Stanley & Co. International PLC: Starwood Hotels & Resorts expires May 2015 730 contracts exercise price $62.50 (premiums received $89,060)	$(22,255)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund | 9

Notes to Schedule of Investments and Other Information (unaudited)

FTSE EPRA/NAREIT Global Index	A global market capitalization weighted index composed of listed real estate securities in the North American, European, Asian, and South American real estate markets including both developed and emerging markets.

LLC	Limited Liability Company

LP	Limited Partnership

OTC	Over-the-Counter

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American stock exchange.

*	Non-income producing security.

†	A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of March 31, 2015, is noted below.

Fund	Aggregate Value

Janus Global Real Estate Fund	$9,575,850

ß	Security is illiquid.

°°	Rate shown is the 7-day yield as of March 31, 2015.

#	Loaned security; a portion of the security is on loan at March 31, 2015.

§	Schedule of Restricted and Illiquid Securities (as of March 31, 2015)

	Acquisition	Acquisition		Value as a
	Date	Cost	Value	% of Net Assets

Janus Global Real Estate Fund
Colony American Homes Holdings III LP	1/30/13	$1,310,000	$1,504,508	0.5%
Consolidated-Tomoka Land Co.	3/6/15	653,000	712,586	0.2

Total		$1,963,000	$2,217,094	0.7%

The Fund has registration rights for certain restricted securities held as of March 31, 2015. The issuer incurs all registration costs.

£	The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Fund’s relative ownership, the following securities were considered affiliated companies for all or some portion of the period ended March 31, 2015. Unless otherwise indicated, all information in the table is for the period ended March 31, 2015.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 9/30/14	Purchases	Sales	at 3/31/15	Gain/(Loss)	Income	at 3/31/15

Janus Global Real Estate Fund
Janus Cash Collateral Fund LLC	5,845,918	36,280,557	(32,676,610)	9,449,865	$–	$7,931(1)	$9,449,865
Janus Cash Liquidity Fund LLC	12,511,341	69,016,945	(63,900,000)	17,628,286	–	9,375	17,628,286

Total					$–	$17,306	$27,078,151

(1)	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

10 | MARCH 31, 2015

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2015. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of March 31, 2015)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Janus Global Real Estate Fund
Assets
Investments in Securities:
Common Stocks
Construction & Engineering	$–	$54,143	$–
Hotels, Restaurants & Leisure	7,609,078	4,085,208	–
Household Durables	5,787,841	1,856,761	–
Industrial Conglomerates	–	2,075,094	–
Media	–	922,975	–
Real Estate Investment Trusts (REITs)	117,015,178	35,716,577	–
Real Estate Management & Development	27,117,391	58,025,310	1,504,508
All Other	16,926,591	–	–

Corporate Bonds	–	712,586	–

Preferred Stocks	–	233,530	–

Investment Companies	–	27,078,151	–

Total Assets	$174,456,079	$130,760,335	$1,504,508

Liabilities
Other Financial Instruments(a):
Options Written, at Value	$–	$22,255	$–

(a)	Other financial instruments include forward currency, futures, written options, and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options and swap contracts are reported at their market value at measurement date.

Janus Investment Fund | 11

Statement of Assets and Liabilities

Janus Global
As of March 31, 2015 (unaudited)	Real Estate Fund

Assets:
Investments, at cost	$276,700,614
Unaffiliated investments, at value(1)	$279,642,771
Affiliated investments, at value	27,078,151
Cash denominated in foreign currency(2)	66,832
Non-interested Trustees’ deferred compensation	5,800
Receivables:
Fund shares sold	467,200
Dividends	814,465
Dividends from affiliates	1,472
Foreign dividend tax reclaim	7,777
Interest	1,633
Other assets	9,244
Total Assets	308,095,345
Liabilities:
Due to custodian	14,566
Collateral for securities loaned (Note 3)	9,449,865
Options written, at value(3)	22,255
Payables:
Investments purchased	2,522,061
Fund shares repurchased	292,163
Dividends	97,489
Advisory fees	200,410
Fund administration fees	2,472
Transfer agent fees and expenses	44,784
12b-1 Distribution and shareholder servicing fees	18,179
Non-interested Trustees’ fees and expenses	1,394
Non-interested Trustees’ deferred compensation fees	5,800
Accrued expenses and other payables	53,486
Total Liabilities	12,724,924
Net Assets	$295,370,421

See footnotes at the end of the Statement.
See Notes to Financial Statements.

12 | MARCH 31, 2015

Janus Global
As of March 31, 2015 (unaudited)	Real Estate Fund

Net Assets Consist of:
Capital (par value and paid-in surplus)	$263,626,534
Undistributed net investment income/(loss)	(3,560,191)
Undistributed net realized gain/(loss) from investments and foreign currency transactions	5,228,261
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	30,075,817
Total Net Assets	$295,370,421
Net Assets - Class A Shares	$28,224,889
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,445,858
Net Asset Value Per Share(4)	$11.54
Maximum Offering Price Per Share(5)	$12.24
Net Assets - Class C Shares	$9,954,731
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	869,848
Net Asset Value Per Share(4)	$11.44
Net Assets - Class D Shares	$48,044,054
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,131,691
Net Asset Value Per Share	$11.63
Net Assets - Class I Shares	$131,743,677
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	11,341,805
Net Asset Value Per Share	$11.62
Net Assets - Class S Shares	$2,993,253
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	259,221
Net Asset Value Per Share	$11.55
Net Assets - Class T Shares	$74,409,817
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	6,405,074
Net Asset Value Per Share	$11.62

(1)	Includes $9,175,732 of securities on loan. See Note 3 in Notes to Financial Statements.
(2)	Includes cost of $66,832.
(3)	Premiums received $89,060.
(4)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(5)	Maximum offering price is computed at 100/94.25 of net asset value.
See Notes to Financial Statements.

Janus Investment Fund | 13

Statement of Operations

Janus Global
For the period ended March 31, 2015 (unaudited)	Real Estate Fund

Investment Income:
Interest	$1,633
Affiliated securities lending income, net	7,931
Dividends	2,462,697
Dividends from affiliates	9,375
Other income	68
Foreign tax withheld	(91,540)
Total Investment Income	2,390,164
Expenses:
Advisory fees	1,024,753
12b-1 Distribution and shareholder servicing fees:
Class A Shares	29,540
Class C Shares	44,456
Class S Shares	3,289
Transfer agent administrative fees and expenses:
Class D Shares	27,953
Class S Shares	3,289
Class T Shares	67,030
Transfer agent networking and omnibus fees:
Class A Shares	10,232
Class C Shares	5,484
Class I Shares	44,324
Other transfer agent fees and expenses:
Class A Shares	1,439
Class C Shares	740
Class D Shares	9,094
Class I Shares	2,223
Class S Shares	255
Class T Shares	470
Shareholder reports expense	17,409
Registration fees	54,838
Custodian fees	14,538
Professional fees	33,002
Non-interested Trustees’ fees and expenses	3,108
Fund administration fees	10,657
Other expenses	26,039
Total Expenses	1,434,162
Net Expenses	1,434,162
Net Investment Income/(Loss)	956,002
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	6,057,158
Written options contracts	77,390
Total Net Realized Gain/(Loss) on Investments	6,134,548
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	12,070,129
Written options contracts	89,518
Total Change in Unrealized Net Appreciation/Depreciation	12,159,647
Net Increase/(Decrease) in Net Assets Resulting from Operations	$19,250,197

See Notes to Financial Statements.

14 | MARCH 31, 2015

Statements of Changes in Net Assets

	Janus Global
	Real Estate Fund
For the period ended March 31 (unaudited) and the year ended September 30	2015	2014

Operations:
Net investment income/(loss)	$956,002	$2,629,040
Net realized gain/(loss) on investments	6,134,548	4,126,466
Change in unrealized net appreciation/depreciation	12,159,647	6,501,464
Net Increase/(Decrease) in Net Assets Resulting from Operations	19,250,197	13,256,970
Dividends and Distributions to Shareholders:
Net Investment Income
Class A Shares	(326,990)	(287,497)
Class C Shares	(89,539)	(90,730)
Class D Shares	(653,918)	(750,608)
Class I Shares	(1,827,458)	(1,299,730)
Class S Shares	(36,539)	(28,227)
Class T Shares	(748,748)	(444,152)
Net Realized Gain from Investment Transactions
Class A Shares	(344,598)	(597,253)
Class C Shares	(131,450)	(275,716)
Class D Shares	(680,578)	(1,472,610)
Class I Shares	(1,808,395)	(2,296,498)
Class S Shares	(41,597)	(58,445)
Class T Shares	(724,513)	(804,528)
Net Decrease from Dividends and Distributions to Shareholders	(7,414,323)	(8,405,994)
Capital Share Transactions:
Shares Sold
Class A Shares	9,693,854	12,288,800
Class C Shares	2,707,397	2,345,894
Class D Shares	9,842,549	18,267,670
Class I Shares	55,543,781	42,944,312
Class S Shares	1,072,841	1,103,827
Class T Shares	42,439,127	23,117,138
Reinvested Dividends and Distributions
Class A Shares	581,914	860,978
Class C Shares	164,676	259,922
Class D Shares	1,317,368	2,195,064
Class I Shares	2,714,707	2,571,362
Class S Shares	78,136	86,672
Class T Shares	1,468,920	1,241,751
Shares Repurchased
Class A Shares	(3,605,090)	(6,523,885)
Class C Shares	(861,811)	(1,577,348)
Class D Shares	(9,919,812)	(15,804,153)
Class I Shares	(14,886,973)	(10,616,455)
Class S Shares	(396,417)	(471,886)
Class T Shares	(7,484,633)	(8,654,500)
Net Increase/(Decrease) from Capital Share Transactions	90,470,534	63,635,163
Net Increase/(Decrease) in Net Assets	102,306,408	68,486,139
Net Assets:
Beginning of period	193,064,013	124,577,874
End of period	$295,370,421	$193,064,013

Undistributed Net Investment Income/(Loss)	$(3,560,191)	$(833,001)

See Notes to Financial Statements.

Janus Investment Fund | 15

Financial Highlights

Class A Shares

For a share outstanding during the period ended March 31, 2015	Janus Global Real Estate Fund
(unaudited) and each year ended September 30	2015	2014	2013	2012	2011	2010

Net Asset Value, Beginning of Period	$10.96	$10.46	$9.91	$7.60	$9.09	$7.49
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.03(1)	0.18(1)	0.25	0.15	0.21	0.16
Net gain/(loss) on investments (both realized and unrealized)	0.88	0.99	0.64	2.31	(1.50)	1.58
Total from Investment Operations	0.91	1.17	0.89	2.46	(1.29)	1.74
Less Distributions:
Dividends (from net investment income)	(0.16)	(0.20)	(0.34)	(0.15)	(0.20)	(0.14)
Distributions (from capital gains)	(0.17)	(0.47)	–	–	–	–
Total Distributions	(0.33)	(0.67)	(0.34)	(0.15)	(0.20)	(0.14)
Net Asset Value, End of Period	$11.54	$10.96	$10.46	$9.91	$7.60	$9.09
Total Return*	8.39%	11.84%	9.04%	32.82%	(14.60)%	23.57%
Net Assets, End of Period (in thousands)	$28,225	$20,441	$13,178	$10,195	$6,625	$6,197
Average Net Assets for the Period (in thousands)	$23,697	$16,004	$11,812	$7,615	$8,323	$3,136
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets**	1.28%	1.32%	1.26%	1.54%	1.48%	2.04%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets**	1.28%	1.32%	1.26%	1.52%	1.47%	1.57%
Ratio of Net Investment Income/(Loss) to Average Net Assets**	0.58%	1.65%	1.61%	1.62%	2.28%	1.82%
Portfolio Turnover Rate	11%	24%	32%	29%	68%	14%

Class C Shares

For a share outstanding during the period ended March 31, 2015	Janus Global Real Estate Fund
(unaudited) and each year ended September 30	2015	2014	2013	2012	2011	2010

Net Asset Value, Beginning of Period	$10.88	$10.40	$9.85	$7.56	$9.06	$7.52
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.01)(1)	0.09(1)	0.18	0.08	0.17	0.10
Net gain/(loss) on investments (both realized and unrealized)	0.86	1.01	0.61	2.30	(1.52)	1.58
Total from Investment Operations	0.85	1.10	0.79	2.38	(1.35)	1.68
Less Distributions:
Dividends (from net investment income)	(0.12)	(0.15)	(0.24)	(0.09)	(0.15)	(0.14)
Distributions (from capital gains)	(0.17)	(0.47)	–	–	–	–
Total Distributions	(0.29)	(0.62)	(0.24)	(0.09)	(0.15)	(0.14)
Net Asset Value, End of Period	$11.44	$10.88	$10.40	$9.85	$7.56	$9.06
Total Return*	7.88%	11.14%	8.11%	31.81%	(15.18)%	22.72%
Net Assets, End of Period (in thousands)	$9,955	$7,518	$6,162	$3,825	$3,531	$1,252
Average Net Assets for the Period (in thousands)	$8,916	$6,936	$5,387	$3,482	$3,237	$844
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets**	2.07%	2.08%	2.00%	2.37%	2.18%	2.78%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets**	2.07%	2.08%	2.00%	2.28%	2.18%	2.32%
Ratio of Net Investment Income/(Loss) to Average Net Assets**	(0.16)%	0.85%	0.90%	0.89%	1.36%	1.04%
Portfolio Turnover Rate	11%	24%	32%	29%	68%	14%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

16 | MARCH 31, 2015

Class D Shares

For a share outstanding during the period ended March 31, 2015	Janus Global Real Estate Fund
(unaudited) and each year or period ended September 30	2015	2014	2013	2012	2011	2010(1)

Net Asset Value, Beginning of Period	$11.04	$10.52	$9.99	$7.66	$9.15	$7.64
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.04(2)	0.20(2)	0.25	0.16	0.22	0.05
Net gain/(loss) on investments (both realized and unrealized)	0.88	1.01	0.65	2.34	(1.51)	1.45
Total from Investment Operations	0.92	1.21	0.90	2.50	(1.29)	1.50
Less Distributions:
Dividends (from net investment income)	(0.16)	(0.22)	(0.37)	(0.17)	(0.21)	–
Distributions (from capital gains)	(0.17)	(0.47)	–	–	–	–
Redemption fees	N/A	N/A	N/A	–(3)	0.01	0.01
Total Distributions	(0.33)	(0.69)	(0.37)	(0.17)	(0.20)	0.01
Net Asset Value, End of Period	$11.63	$11.04	$10.52	$9.99	$7.66	$9.15
Total Return*	8.49%	12.15%	9.11%	33.21%	(14.41)%	19.76%
Net Assets, End of Period (in thousands)	$48,044	$44,443	$38,341	$31,503	$15,105	$11,388
Average Net Assets for the Period (in thousands)	$46,716	$37,602	$44,646	$19,495	$17,244	$4,756
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets**	1.13%	1.15%	1.05%	1.34%	1.34%	1.83%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets**	1.13%	1.12%	1.05%	1.34%	1.34%	1.43%
Ratio of Net Investment Income/(Loss) to Average Net Assets**	0.79%	1.79%	1.79%	1.87%	2.34%	2.21%
Portfolio Turnover Rate	11%	24%	32%	29%	68%	14%

Class I Shares

For a share outstanding during the period ended March 31,	Janus Global Real Estate Fund
2015 (unaudited) and each year ended September 30	2015	2014	2013	2012	2011	2010

Net Asset Value, Beginning of Period	$11.03	$10.51	$9.98	$7.66	$9.14	$7.51
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.05(2)	0.21(2)	0.23	0.19	0.24	0.16
Net gain/(loss) on investments (both realized and unrealized)	0.88	1.01	0.68	2.31	(1.51)	1.61
Total from Investment Operations	0.93	1.22	0.91	2.50	(1.27)	1.77
Less Distributions:
Dividends (from net investment income)	(0.17)	(0.23)	(0.38)	(0.18)	(0.21)	(0.14)
Distributions (from capital gains)	(0.17)	(0.47)	–	–	–	–
Redemption fees	N/A	N/A	N/A	–(3)	–(3)	–(3)
Total Distributions	(0.34)	(0.70)	(0.38)	(0.18)	(0.21)	(0.14)
Net Asset Value, End of Period	$11.62	$11.03	$10.51	$9.98	$7.66	$9.14
Total Return*	8.56%	12.28%	9.27%	33.26%	(14.29)%	23.97%
Net Assets, End of Period (in thousands)	$131,744	$82,915	$45,983	$34,134	$24,921	$23,199
Average Net Assets for the Period (in thousands)	$117,864	$61,878	$39,107	$30,270	$31,267	$17,714
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets**	1.01%	1.01%	0.96%	1.17%	1.20%	1.74%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets**	1.01%	1.01%	0.96%	1.17%	1.20%	1.32%
Ratio of Net Investment Income/(Loss) to Average Net Assets**	0.92%	1.95%	1.96%	2.05%	2.47%	2.02%
Portfolio Turnover Rate	11%	24%	32%	29%	68%	14%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Period from February 16, 2010 (inception date) through September 30, 2010.
(2)	Per share amounts are calculated based on average shares outstanding during the year or period.
(3)	Redemption fees aggregated less than $0.005 on a per share basis. Redemption fees were eliminated effective April 2, 2012.

See Notes to Financial Statements.

Janus Investment Fund | 17

Financial Highlights  (continued)

Class S Shares

For a share outstanding during the period ended March 31, 2015	Janus Global Real Estate Fund
(unaudited) and each year ended September 30	2015	2014	2013	2012	2011	2010

Net Asset Value, Beginning of Period	$10.97	$10.47	$9.93	$7.62	$9.08	$7.50
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.03(1)	0.16(1)	0.23	0.14	0.21	0.12
Net gain/(loss) on investments (both realized and unrealized)	0.87	1.01	0.64	2.32	(1.52)	1.60
Total from Investment Operations	0.90	1.17	0.87	2.46	(1.31)	1.72
Less Distributions:
Dividends (from net investment income)	(0.15)	(0.20)	(0.33)	(0.15)	(0.15)	(0.14)
Distributions (from capital gains)	(0.17)	(0.47)	–	–	–	–
Redemption fees	N/A	N/A	N/A	–(2)	–	–
Total Distributions	(0.32)	(0.67)	(0.33)	(0.15)	(0.15)	(0.14)
Net Asset Value, End of Period	$11.55	$10.97	$10.47	$9.93	$7.62	$9.08
Total Return*	8.31%	11.75%	8.89%	32.69%	(14.67)%	23.32%
Net Assets, End of Period (in thousands)	$2,993	$2,112	$1,317	$654	$346	$543
Average Net Assets for the Period (in thousands)	$2,638	$1,701	$1,061	$589	$539	$477
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets**	1.45%	1.45%	1.40%	1.57%	1.62%	2.19%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets**	1.45%	1.45%	1.38%	1.54%	1.62%	1.82%
Ratio of Net Investment Income/(Loss) to Average Net Assets**	0.49%	1.49%	1.58%	1.53%	2.22%	1.49%
Portfolio Turnover Rate	11%	24%	32%	29%	68%	14%

Class T Shares

For a share outstanding during the period ended March 31, 2015	Janus Global Real Estate Fund
(unaudited) and each year ended September 30	2015	2014	2013	2012	2011	2010

Net Asset Value, Beginning of Period	$11.03	$10.52	$9.99	$7.64	$9.12	$7.50
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.03(1)	0.20(1)	0.25	0.12	0.27	0.15
Net gain/(loss) on investments (both realized and unrealized)	0.89	1.00	0.65	2.37	(1.56)	1.61
Total from Investment Operations	0.92	1.20	0.90	2.49	(1.29)	1.76
Less Distributions:
Dividends (from net investment income)	(0.16)	(0.22)	(0.37)	(0.14)	(0.21)	(0.14)
Distributions (from capital gains)	(0.17)	(0.47)	–	–	–	–
Redemption fees	N/A	N/A	N/A	–(2)	0.02	–(2)
Total Distributions	(0.33)	(0.69)	(0.37)	(0.14)	(0.19)	(0.14)
Net Asset Value, End of Period	$11.62	$11.03	$10.52	$9.99	$7.64	$9.12
Total Return*	8.49%	12.02%	9.15%	33.08%	(14.33)%	23.86%
Net Assets, End of Period (in thousands)	$74,410	$35,636	$19,597	$9,291	$3,180	$2,801
Average Net Assets for the Period (in thousands)	$53,771	$21,807	$20,814	$5,114	$6,456	$528
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets**	1.18%	1.18%	1.13%	1.31%	1.34%	2.22%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets**	1.18%	1.18%	1.13%	1.30%	1.34%	1.58%
Ratio of Net Investment Income/(Loss) to Average Net Assets**	0.60%	1.82%	1.76%	1.81%	2.14%	2.39%
Portfolio Turnover Rate	11%	24%	32%	29%	68%	14%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Per share amounts are calculated based on average shares outstanding during the year or period.
(2)	Redemption fees aggregated less than $0.005 on a per share basis. Redemption fees were eliminated effective April 2, 2012.

See Notes to Financial Statements.

18 | MARCH 31, 2015

Notes to Financial Statements (unaudited)

1.	Organization and Significant Accounting Policies

Janus Global Real Estate Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-seven funds which include multiple series of shares, with differing investment objectives and policies. The Fund invests primarily in equity securities. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be valued on an amortized cost basis. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not

Janus Investment Fund | 19

Notes to Financial Statements (unaudited) (continued)

opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary
Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2015 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Fund did not hold a significant amount of Level 3 securities as of March 31, 2015.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Fund. Each class of

20 | MARCH 31, 2015

shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications
In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations
The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions
Dividends of net investment income are generally declared and distributed quarterly, and realized capital gains (if any) are distributed annually.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2.	Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended March 31, 2015 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of this section.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of

Janus Investment Fund | 21

Notes to Financial Statements (unaudited) (continued)

assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

•	Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

•	Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Options Contracts
An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price on or before a specified date. The purchaser pays a premium to the seller for this right. The seller has the corresponding obligation to sell or buy a financial instrument if the purchaser (owner) “exercises” the option. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid. Upon expiration, or closing of the option transaction, a realized gain or loss is reported on the Statement of Operations (if applicable). The difference between the premium paid/received and the market value of the option is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported on the Statement of Operations (if applicable). Option contracts are typically valued using an approved vendor’s option valuation model. To the extent

22 | MARCH 31, 2015

reliable market quotations are available, option contracts are valued using market quotations. In cases when an approved vendor cannot provide coverage for an option and there is no reliable market quotation, a broker quotation or an internal valuation using the Black-Scholes model, the Cox-Rubenstein Binomial Option Pricing Model, or other appropriate option pricing model is used.

The Fund may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. The Fund may be subject to counterparty risk, interest rate risk, liquidity risk, equity risk, commodity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Fund to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

In writing an option, the Fund bears the risk of an unfavorable change in the price of the security underlying the written option. When an option is written, the Fund receives a premium and become obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written, at value” (if applicable). The risk in writing call options is that the Fund gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Fund may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Exercise of an option written by the Fund could result in the Fund buying or selling a security at a price different from the current market value.

During the period, the Fund wrote put options on various equity securities for the purpose of increasing exposure to individual equity risk and/or generating income.

The following table provides average ending monthly market value amounts on written put options during the period ended March 31, 2015.

Fund	Written Put Options

Janus Global Real Estate Fund	$58,193

Written option activity for the period ended March 31, 2015 is indicated in the table below:

	Number of	Premiums
Put Options	Contracts	Received

Janus Global Real Estate Fund
Options outstanding at September 30, 2014	1,490	$63,995
Options written	1,440	166,450
Options closed	–	–
Options expired	(710)	(77,390)
Options exercised	(1,490)	(63,995)

Options outstanding at March 31, 2015	730	$89,060

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of March 31, 2015.

Fair Value of Derivative Instruments as of March 31, 2015

	Liability Derivatives
Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value

Janus Global Real Estate Fund
Equity Contracts	Options written, at value	$22,255

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the period ended March 31, 2015.

The effect of Derivative Instruments on the Statement of Operations for the period ended March 31, 2015

Amount of Net Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as
hedging instruments	Written options contracts

Janus Global Real Estate Fund
Equity Contracts	$77,390

Janus Investment Fund | 23

Notes to Financial Statements (unaudited) (continued)

Change in Unrealized Net Appreciation/Depreciation on Derivatives Recognized in Income
Derivatives not accounted for as
hedging instruments	Written options contracts

Janus Global Real Estate Fund
Equity Contracts	$89,518

Please see the Fund’s Statement of Operations for the Fund’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

3.	Other Investments and Strategies

Additional Investment Risk
The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. As a result, financial markets in the EU have been subject to increased volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties
Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the “Offsetting Assets and Liabilities” section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management

24 | MARCH 31, 2015

vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities
The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Fund does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following tables present gross amounts of recognized assets and liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see either the “Fair Value of Derivative Instruments as of March 31, 2015” table located in Note 2 of these Notes to Financial Statements and/or the Fund’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
Counterparty	of Recognized Assets	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount

Deutsche Bank AG	$9,175,732	$–	$(9,175,732)	$–

Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts
Counterparty	of Recognized Liabilities	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount

Morgan Stanley & Co. International PLC	$22,255	$–	$–	$22,255

(a)	Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.
(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Upon receipt of cash collateral, Janus Capital intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The Fund may require the counterparty to pledge securities as collateral daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized gain on OTC derivative contracts with a particular counterparty. The Fund may deposit cash as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the

Janus Investment Fund | 25

Notes to Financial Statements (unaudited) (continued)

Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. The collateral amounts are subject to minimum exposure requirements and initial margin requirements. Collateral amounts are monitored and subsequently adjusted up or down as valuations fluctuate by at least the minimum exposure requirement. Collateral may reduce the risk of loss.

Real Estate Investing
The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions
Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending
Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments. Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations.

26 | MARCH 31, 2015

4.	Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s “base” fee rate prior to any performance adjustment (expressed as an annual rate).

Fund	Base Fee Rate (%)

Janus Global Real Estate Fund	0.75

The investment advisory fee rate is determined by calculating a base fee (shown in the table above) and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate. The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to its benchmark index, as shown below:

Fund	Benchmark Index

Janus Global Real Estate Fund	FTSE EPRA/NAREIT Global Index

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets during the applicable performance measurement period.

The Fund’s prospectuses and statement of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment, if applicable. The performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses for the period ended March 31, 2015 is below:

Performance Adjusted
Investment Advisory
Fund	Fee Rate (%)

Janus Global Real Estate Fund	0.81

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any performance adjustments to management fees, the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the transfer agency agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate shown below. Janus Capital has agreed to continue the waiver until at least February 1, 2016.

Expense
Fund	Limit (%)

Janus Global Real Estate Fund	0.97

If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the transfer agency agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares

Janus Investment Fund | 27

Notes to Financial Statements (unaudited) (continued)

for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares, and receives reimbursement for its out-of-pocket costs on all other share classes. Included in out-of-pocket expenses are the expenses Janus Services incurs for serving as transfer agent and providing servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). The Fund also pays for salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. Some expenses related to compensation payable to the Fund’s Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $307,757 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended March 31, 2015. The Fund’s portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of March 31, 2015 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.”

28 | MARCH 31, 2015

Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended March 31, 2015 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $135,000 were paid by the Trust to a Trustee under the Deferred Plan during the period ended March 31, 2015.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Fund’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2015 can be found in a table located in the Notes to Schedule of Investments and Other Information.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the period ended March 31, 2015, Janus Distributors retained the following upfront sales charges:

Upfront
Fund (Class A Shares)	Sales Charge

Janus Global Real Estate Fund	$4,447

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the period ended March 31, 2015.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended March 31, 2015, redeeming shareholders of Class C Shares paid the following CDSCs:

Fund (Class C Shares)	CDSC

Janus Global Real Estate Fund	$497

As of March 31, 2015, shares of the Fund were owned by Janus Capital and/or other funds advised by Janus Capital, as indicated in the table below:

	% of Class	% of Fund
Fund	Owned	Owned

Janus Global Real Estate Fund - Class A Shares	–%	–%
Janus Global Real Estate Fund - Class C Shares	–	–
Janus Global Real Estate Fund - Class D Shares	–	–
Janus Global Real Estate Fund - Class I Shares	21	9
Janus Global Real Estate Fund - Class S Shares	–	–
Janus Global Real Estate Fund - Class T Shares	–	–

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets.

5.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

Janus Investment Fund | 29

Notes to Financial Statements (unaudited) (continued)

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2015 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships, and investments in passive foreign investment companies.

				Net Tax
	Federal Tax	Unrealized	Unrealized	Appreciation/
Fund	Cost	Appreciation	(Depreciation)	(Depreciation)

Janus Global Real Estate Fund	$280,312,322	$35,370,104	$(8,961,504)	$26,408,600

6.	Capital Share Transactions

	Janus Global Real
For the period ended March 31 (unaudited)	Estate Fund
and the year ended September 30	2015	2014

Transactions in Fund Shares – Class A Shares:
Shares sold	849,725	1,123,422
Reinvested dividends and distributions	52,248	85,733
Shares repurchased	(321,072)	(604,440)
Net Increase/(Decrease) in Fund Shares	580,901	604,715
Shares Outstanding, Beginning of Period	1,864,957	1,260,242
Shares Outstanding, End of Period	2,445,858	1,864,957
Transactions in Fund Shares – Class C Shares:
Shares sold	240,250	218,558
Reinvested dividends and distributions	14,944	26,182
Shares repurchased	(76,568)	(145,791)
Net Increase/(Decrease) in Fund Shares	178,626	98,949
Shares Outstanding, Beginning of Period	691,222	592,273
Shares Outstanding, End of Period	869,848	691,222
Transactions in Fund Shares – Class D Shares:
Shares sold	860,334	1,633,610
Reinvested dividends and distributions	117,435	216,581
Shares repurchased	(871,580)	(1,467,524)
Net Increase/(Decrease) in Fund Shares	106,189	382,667
Shares Outstanding, Beginning of Period	4,025,502	3,642,835
Shares Outstanding, End of Period	4,131,691	4,025,502
Transactions in Fund Shares – Class I Shares:
Shares sold	4,887,230	3,880,982
Reinvested dividends and distributions	242,101	253,453
Shares repurchased	(1,305,381)	(990,780)
Net Increase/(Decrease) in Fund Shares	3,823,950	3,143,655
Shares Outstanding, Beginning of Period	7,517,855	4,374,200
Shares Outstanding, End of Period	11,341,805	7,517,855
Transactions in Fund Shares – Class S Shares:
Shares sold	94,777	102,299
Reinvested dividends and distributions	7,015	8,609
Shares repurchased	(35,133)	(44,102)
Net Increase/(Decrease) in Fund Shares	66,659	66,806
Shares Outstanding, Beginning of Period	192,562	125,756
Shares Outstanding, End of Period	259,221	192,562

30 | MARCH 31, 2015

	Janus Global Real
For the period ended March 31 (unaudited)	Estate Fund
and the year ended September 30	2015	2014

Transactions in Fund Shares – Class T Shares:
Shares sold	3,699,142	2,044,929
Reinvested dividends and distributions	130,888	122,329
Shares repurchased	(655,015)	(799,937)
Net Increase/(Decrease) in Fund Shares	3,175,015	1,367,321
Shares Outstanding, Beginning of Period	3,230,059	1,862,738
Shares Outstanding, End of Period	6,405,074	3,230,059

7.	Purchases and Sales of Investment Securities

For the period ended March 31, 2015, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

Janus Global Real Estate Fund	$106,934,550	$26,351,905	$–	$–

8.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to March 31, 2015 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund | 31

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 10, 2014, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2015 through January 1 or February 1, 2016, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services
The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service

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providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed institutional competitive advantages that should be able to provide superior investment management returns over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds
The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has improved: for the 36 months ended September 30, 2014, approximately 64% of the Funds were in the top two Lipper quartiles of performance, and for the 12 months ended September 30, 2014, approximately 57% of the Funds were in the top two Lipper quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the

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second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

Value Funds

•	For Perkins International Value Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014.

•	For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

Mathematical Funds

•	For INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH International Managed Volatility Fund (formerly named INTECH International Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund), the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for

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the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of under-performance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and in the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and that the performance trend was improving.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the first Lipper

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quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s

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underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and its limited performance history.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory agreement(s).

Costs of Services Provided
The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the mean management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

In this regard, the independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 19% below the mean total expenses of their respective Lipper Expense Group peers and 29% below the mean total expenses for their Lipper Expense Universes; (3) management fees for the Funds, on average, were 15% below the mean management fees for their Expense Groups and 20% below the mean for their Expense Universes; and (4) Janus fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered how the total expenses for each share class of each Fund compared to the mean total expenses for its Lipper Expense Group peers and to mean total expenses for its Lipper Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus

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Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) the average spread between management fees charged to the Funds and those charged to Janus Capital’s institutional accounts is reasonable relative to the average spreads seen in the industry; and (4) the retained fee margins implied by Janus Capital’s subadvised fees when compared to its mutual fund fees are reasonable relative to retained fee margins in the industry.

The Trustees considered the fees for each Fund for its fiscal year ended in 2013, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Bond Fund, the Trustees noted that although the Fund’s total expenses were equal to or below the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

•	For Perkins International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also

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noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Mathematical Funds

•	For INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH International Managed Volatility Fund (formerly named INTECH International Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that

Janus Investment Fund | 39

Additional Information (unaudited) (continued)

Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that, although the Fund’s total expenses were above the peer group mean for its sole share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable limit.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

40 | MARCH 31, 2015

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

In this regard, the independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale
The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that their independent fee consultant had provided analysis of economies of scale during prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, the base contractual management fee rate paid by most of the Funds, before any adjustment for performance, if applicable, was below the mean contractual management fee rate of the Fund’s peer group identified by an independent data provider. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

In this regard, the independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, it could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief

Janus Investment Fund | 41

Additional Information (unaudited) (continued)

that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital
The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

42 | MARCH 31, 2015

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was March 31, 2015. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices.

When comparing the performance of the Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Fund invested in the index.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will

Janus Investment Fund | 43

Useful Information About Your Fund Report (unaudited) (continued)

notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or

44 | MARCH 31, 2015

investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund | 45

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC.

Funds distributed by Janus Distributors LLC

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-0515-87739	125-24-93044 05-15

semiannual report
March 31, 2015

Janus Forty Fund

Janus Investment Fund

highlights

•	Portfolio management perspective
•	Investment strategy behind your fund
•	Fund performance, characteristics and holdings

            Janus Forty Fund

Janus Forty Fund (unaudited)

FUND SNAPSHOT
We believe that constructing a concentrated portfolio of quality growth companies will allow us to outperform our benchmark over time. We define quality as companies that enjoy sustainable “moats” around their businesses, potentially allowing companies to grow faster, with higher returns, than their competitors. We believe the market often underestimates these companies’ sustainable competitive advantage periods.
Doug Rao portfolio manager

PERFORMANCE OVERVIEW

For the six-month period ended March 31, 2015, Janus Forty Fund’s Class S Shares returned 14.85% versus a return of 8.81% for the Fund’s primary benchmark, the Russell 1000 Growth Index. The Fund’s secondary benchmark, the S&P 500 Index, returned 5.93% for the period.

INVESTMENT ENVIRONMENT

U.S. equities climbed higher during the period, driven by signs of an improving domestic economy and a strong U.S. consumer. Speculation about how, or when, the Federal Reserve (Fed) would raise interest rates caused volatility, but a historically low interest rate environment in the U.S. and other major global economies was ultimately a supportive backdrop for stocks. Falling oil prices negatively impacted stocks tied to the energy sector, but other pockets of the market fared well in anticipation that lower oil prices would translate into stronger consumer spending. The health care sector also had outsized returns during the period, driven by positive announcements about drug launches and clinical trial results for some companies, and heated merger and acquisition activity within the sector.

OVERVIEW

As part of our investment strategy, we seek companies that have built clear, sustainable competitive moats around their businesses, which should help them grow market share within their respective industries over time. Important competitive advantages could include a strong brand, network effects from a product or service that would be hard for a competitor to replicate, a lower cost structure than competitors in the industry, a distribution advantage or patent protection over valuable intellectual property. We think emphasizing these sustainable competitive advantages can be a meaningful driver of outperformance over longer time horizons because the market often underestimates the duration of growth for these companies and the long-term potential return to shareholders. During the period, we saw a number of companies in our portfolio put up impressive results, further validating our view that they are well positioned to grow in excess of the market.

Some of our largest contributors to performance during the period were biotech and pharmaceutical companies. Valeant Pharmaceuticals was our largest contributor. The stock was up after the company acquired Salix Pharmaceuticals, a maker of gastrointestinal treatments. The acquisition of another company with good products that were poorly managed is an example of the playbook Valeant has been running for much of the past decade. We feel this strategy has set the company apart from many of its competitors. High research and development costs have been value destructive for many pharmaceutical companies, but Valeant has largely avoided high R&D spending by making a series of value accretive acquisitions of pharmaceutical companies with lower product risk. Valeant then takes many of the costs out of those companies and essentially acts as a distributor of a number of valuable drugs, rather than a research and development company whose future growth is dependent on new discoveries. Going forward, the Canadian-domiciled company can use its lower tax rate as an advantage when it competes against U.S. private equity firms that may also try to acquire pharmaceutical companies.

Pharmacyclics was another top contributor to performance during the period. The stock was up significantly the first quarter of 2015 after it was announced that AbbVie had won a bidding war to acquire the company. The high interest Pharmacyclics received from other companies bidding for it validated our view that its blood cancer treatments are truly innovative and offer significant growth potential. We sold the stock after the announcement.

Lowe’s was another top contributor during the period. Lowe’s embodies many of the company characteristics we like to emphasize in our portfolio. With only one other large competitor, Lowe’s operates in a much friendlier market structure than many other retail companies. Many

Janus Investment Fund | 1

Janus Forty Fund (unaudited)

of its products don’t lend themselves to e-commerce, which means the company is less impacted by the consumers’ migration to online shopping. Furthermore, the company’s size and scale give it a favorable cost structure compared to smaller hardware stores. A housing rebound and an increase in consumer spending on home improvement projects, which was suppressed for the last half decade coming out of the financial crisis, are also a tailwind for Lowe’s. Signs the consumer was spending more on home improvement were evident during the period, as Lowe’s reported strong same store sales growth, which helped drive the stock’s performance.

While pleased with our performance during the period, we did hold companies that detracted from performance. Precision Castparts was a large detractor. The company makes a number of parts for the aerospace industry and other end markets. The stock was down after the company missed earnings, due in part to lower demand for some of its products that serve the oil and gas markets, and also due to destocking by some of the customers who use Precision Castparts’ products. After reporting disappointing results in recent quarters, the stock is currently under review.

Canadian Pacific Railway was also a detractor. The stock declined due to expectations of less demand to transport crude oil by rail. We had actually trimmed the position after substantial gains during 2014, but Canadian Pacific remains a holding in our portfolio due to the long-term growth potential inherent in the company. In short, we believe Canadian Pacific’s railroad network across Canada and the U.S. is a valuable asset that would be nearly impossible for other transportation and logistics companies to replicate. The company also has a significant cost advantage over the trucking industry. Going forward, we believe the company can continue to grow revenues and railroad volumes as it improves execution around its railroad network. Canadian Pacific has made substantial investments to improve its service and reliability to customers. As service and reliability improves, it will likely drive more shippers to use Canadian Pacific instead of trucking services.

Finally, Alibaba Group was another detractor, but we continue to have high conviction in the company. The stock enjoyed a strong climb after its initial public offering, and its second quarterly results after the IPO were a little disappointing, which weighed on the stock. We also think there was some heightened selling of the stock in advance of a lock-up period that was expiring for some Alibaba shareholders. Neither of these short-term issues change our long-term outlook for the company. The Chinese e-commerce company provides consumer-to-consumer, business-to-consumer and business-to-business sales services via web and mobile platforms. The company benefits not only from increasing consumer spending power in China, but also from the rapid growth in online and mobile shopping in a market where e-commerce has leapfrogged traditional brick and mortar retail.

OUTLOOK

We expect modestly accelerating growth for the U.S. economy in the coming quarters. Lower oil prices have been a hit to a portion of the economy, and that hit has already impacted economic growth. The benefits of lower oil prices, including lower input costs for some companies and increased consumer spending power due to lower gas prices, tend to work their way through the economy a little slower. We would expect to see those benefits trickle through the economy in the coming months. A housing market that is in the middle of a recovery should also benefit the U.S. economy.

On a broad basis equity valuations appear reasonable at this point, but we continue to see potential for U.S. equities. A strong dollar is a headwind for many large multinational companies, but these companies also benefit from the economic expansion taking place in the U.S.

Thank you for your investment in Janus Forty Fund.

2 | MARCH 31, 2015

(unaudited)

Janus Forty Fund At A Glance

5 Top Performers – Holdings

Contribution

Valeant Pharmaceuticals International, Inc. (U.S. Shares)	1.89%
Lowe’s Cos., Inc.	1.65%
Pharmacyclics, Inc.	1.50%
Endo International PLC	1.39%
Delphi Automotive PLC	0.99%

5 Bottom Performers – Holdings

Contribution

Precision Castparts Corp.	–0.55%
Canadian Pacific Railway, Ltd. (U.S. Shares)	–0.42%
MGM Resorts International	–0.40%
Google, Inc. – Class C	–0.33%
Alibaba Group Holding, Ltd. (ADR)	–0.28%

5 Top Performers – Sectors*

		Fund Weighting	Russell 1000®
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Health Care	4.78%	20.78%	14.28%
Energy	1.49%	0.41%	4.68%
Consumer Discretionary	1.37%	23.72%	18.47%
Materials	0.54%	2.72%	4.03%
Financials	0.47%	11.83%	5.28%

5 Bottom Performers – Sectors*

		Fund Weighting	Russell 1000®
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Industrials	–2.10%	11.45%	11.99%
Consumer Staples	–0.27%	0.00%	10.60%
Other**	–0.10%	1.74%	0.00%
Utilities	0.00%	0.00%	0.09%
Telecommunication Services	0.24%	1.18%	2.22%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

Janus Investment Fund | 3

Janus Forty Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of March 31, 2015

Lowe’s Cos., Inc. Specialty Retail	5.1%
Delphi Automotive PLC Auto Components	3.9%
Google, Inc. – Class C Internet Software & Services	3.7%
Valeant Pharmaceuticals International, Inc. (U.S. Shares) Pharmaceuticals	3.6%
Endo International PLC Pharmaceuticals	3.5%

19.8%

Asset Allocation – (% of Net Assets)
As of March 31, 2015

Top Country Allocations – Long Positions (% of Investment Securities)
As of March 31, 2015

As of September 30, 2014

4 | MARCH 31, 2015

(unaudited)

Performance

						Expense Ratios –
Average Annual Total Return – for the periods ended March 31, 2015						per the January 28, 2015 prospectus
	Fiscal	One	Five	Ten	Since	Total Annual Fund
	Year-to-Date	Year	Year	Year	Inception*	Operating Expenses

Janus Forty Fund – Class A Shares
NAV	14.79%	19.89%	12.55%	10.28%	11.03%	0.92%
MOP	8.18%	12.99%	11.22%	9.63%	10.77%

Janus Forty Fund – Class C Shares
NAV	14.29%	18.96%	11.67%	9.44%	10.43%	1.67%
CDSC	13.55%	18.18%	11.67%	9.44%	10.43%

Janus Forty Fund – Class I Shares	15.02%	20.34%	12.86%	10.10%	11.03%	0.60%

Janus Forty Fund – Class N Shares	15.15%	20.51%	12.43%	10.10%	11.03%	0.52%

Janus Forty Fund – Class R Shares	14.66%	19.53%	12.12%	9.81%	10.77%	1.27%

Janus Forty Fund – Class S Shares	14.85%	19.91%	12.43%	10.10%	11.03%	1.02%

Janus Forty Fund – Class T Shares	15.04%	20.21%	12.70%	10.10%	11.03%	0.77%

Russell 1000® Growth Index	8.81%	16.09%	15.63%	9.36%	6.79%

S&P 500® Index	5.93%	12.73%	14.47%	8.01%	7.42%

Morningstar Quartile – Class S Shares	–	1st	4th	1st	1st

Morningstar Ranking – based on total return for Large Growth Funds	–	70/1,759	1,221/1,538	192/1,334	31/801

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) or visit janus.com/advisor/mutual-funds.

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

This Fund has a performance-based management fee that may adjust up or down based on the Fund’s performance.

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

See important disclosures on the next page.

Janus Investment Fund | 5

Janus Forty Fund (unaudited)

Foreign securities are subject to additional risks including currency fluctuations, political and economic uncertainty, increased volatility and differing financial and information reporting standards, all of which are magnified in emerging markets.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class I Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009 after the reorganization of each class of Janus Adviser Forty Fund (the “JAD predecessor fund”) into corresponding shares of the Fund.

Performance shown for Class S Shares reflects the historical performance of the JAD predecessor fund’s Class S Shares (formerly named Class I Shares) from August 1, 2000 to July 6, 2009, calculated using the fees and expenses of the JAD predecessor fund’s Class S Shares, net of any applicable fee and expense limitations or waivers. For the periods prior to August 1, 2000, the performance shown for Class S Shares reflects the historical performance of the Retirement Shares of Janus Aspen Series – Forty Portfolio (as a result of a separate prior reorganization of the Retirement Shares into the JAD predecessor fund). Performance shown for certain periods prior to August 1, 2000 was calculated using the fees and expenses of Class S Shares of the JAD predecessor fund, without the effect of any fee and expense limitations or waivers.

Performance shown for Class C Shares reflects the historical performance of the JAD predecessor fund’s Class C Shares from September 30, 2002 to July 6, 2009, calculated using the fees and expenses of the JAD predecessor fund’s Class C Shares, net of any applicable fee and expense limitations or waivers. For the periods August 1, 2000 to September 30, 2002, the performance shown for Class C Shares reflects the historical performance of the JAD predecessor fund’s Class S Shares (formerly named Class I Shares). For the periods prior to August 1, 2000, the performance shown for Class C Shares reflects the historical performance of the Retirement Shares of Janus Aspen Series – Forty Portfolio (as a result of a separate prior reorganization). Performance shown for certain periods prior to September 30, 2002 was calculated using the fees and expenses of Class S Shares of the JAD predecessor fund, without the effect of any fee and expense limitation or waivers.

Performance shown for Class A Shares and Class R Shares reflects the historical performance of each corresponding class of the JAD predecessor fund from September 30, 2004 to July 6, 2009, calculated using the fees and expenses of the corresponding class of the JAD predecessor fund respectively, net of any applicable fee and expense limitations or waivers. Performance shown for each class for the periods August 1, 2000 to September 30, 2004 reflects the historical performance of the JAD predecessor fund’s Class S Shares (formerly named Class I Shares). Performance shown for each class for the periods prior to August 1, 2000 reflects the historical performance of the Retirement Shares of Janus Aspen Series – Forty Portfolio (as a result of a separate prior reorganization). Performance shown for Class A Shares for certain periods prior to September 30, 2004 was calculated using the fees and expenses of Class S Shares of the JAD predecessor fund, without the effect of any fee and expense limitations or waivers. Performance shown for Class R Shares for certain periods prior to September 30, 2004 was calculated using the fees and expenses of Class R Shares of the JAD predecessor fund, without the effect of any fee and expense limitations or waivers.

Performance shown for Class I Shares reflects the historical performance of the JAD predecessor fund’s Class I Shares from November 28, 2005 to July 6, 2009, calculated using the fees and expenses of the JAD predecessor fund’s Class I Shares, net of any applicable fee and expense limitations or waivers. For the periods August 1, 2000 to November 28, 2005, the performance shown for Class I Shares reflects the historical performance of the JAD predecessor fund’s Class S Shares (formerly named Class I Shares). For the periods prior to August 1, 2000, the performance shown for Class I Shares reflects the historical performance of the Retirement Shares of Janus Aspen Series – Forty Portfolio (as a result of a separate prior reorganization). Performance shown for certain periods prior to November 28, 2005 was calculated using the fees and expenses of Class S Shares of the JAD predecessor fund, without the effect of any fee and expense limitations or waivers.

Class T Shares commenced operations on July 6, 2009. Performance shown for Class T Shares reflects the historical performance of the JAD predecessor fund’s Class S Shares (formerly named Class I Shares) from August 1, 2000 to July 6, 2009, calculated using the fees and expenses of the JAD predecessor fund’s Class S Shares, net of any applicable fee and expense limitations or waivers. For the periods prior to August 1, 2000, the performance shown for Class T Shares reflects the historical performance of the Retirement Shares of Janus Aspen Series – Forty Portfolio (as a result of a separate prior reorganization). Performance shown for certain periods prior to August 1, 2000 was calculated using the fees and expenses of Class S Shares of the JAD predecessor fund, without the effect of any fee and expense limitations or waivers.

Class N Shares commenced operations on May 31, 2012. Performance shown for Class N Shares reflects the performance of the Fund’s Class S Shares from July 6, 2009 to May 31, 2012, calculated using the fees and expenses of Class S Shares, net of any applicable fee and expense limitations or waivers. For the periods August 1, 2000 to July 6, 2009, the performance shown for Class N Shares reflects the performance of Class S Shares (formerly named Class I Shares) of the JAD predecessor fund (prior to the reorganization), calculated using the fees and expenses of the JAD predecessor fund’s Class S Shares, net of any applicable fee and expense limitations or waivers. For the periods prior to August 1, 2000, the performance shown for Class N Shares reflects the historical performance of the Retirement Shares of Janus Aspen Series – Forty Portfolio (as a result of a separate prior reorganization). Performance shown for certain periods prior to August 1, 2000 was calculated using the fees and expenses of Class S Shares of the JAD predecessor fund, without the effect of any fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectus for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2015 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*	The predecessor Fund’s inception date — May 1, 1997

6 | MARCH 31, 2015

(unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectus. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(10/1/14)	(3/31/15)	(10/1/14 - 3/31/15)†	(10/1/14)	(3/31/15)	(10/1/14 - 3/31/15)†	(10/1/14 - 3/31/15)

Class A Shares	$1,000.00	$1,147.90	$5.41	$1,000.00	$1,019.90	$5.09	1.01%

Class C Shares	$1,000.00	$1,142.90	$9.46	$1,000.00	$1,016.11	$8.90	1.77%

Class I Shares	$1,000.00	$1,150.20	$3.91	$1,000.00	$1,021.29	$3.68	0.73%

Class N Shares	$1,000.00	$1,151.50	$3.49	$1,000.00	$1,021.69	$3.28	0.65%

Class R Shares	$1,000.00	$1,146.60	$7.49	$1,000.00	$1,017.95	$7.04	1.40%

Class S Shares	$1,000.00	$1,148.50	$6.16	$1,000.00	$1,019.20	$5.79	1.15%

Class T Shares	$1,000.00	$1,150.40	$4.83	$1,000.00	$1,020.44	$4.53	0.90%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectus for more information regarding waivers and/or reimbursements.

Janus Investment Fund | 7

Janus Forty Fund

Schedule of Investments (unaudited)

As of March 31, 2015

Shares		Value
Common Stocks – 98.4%
Aerospace & Defense – 3.0%
342,310	Precision Castparts Corp.	$71,885,100
Airlines – 1.0%
355,321	United Continental Holdings, Inc.*	23,895,337
Auto Components – 3.9%
1,170,173	Delphi Automotive PLC	93,309,595
Biotechnology – 5.8%
149,783	Biogen, Inc.*	63,244,374
356,610	Celgene Corp.*	41,110,001
76,081	Regeneron Pharmaceuticals, Inc.*	34,349,050

		138,703,425
Capital Markets – 4.5%
1,644,174	Charles Schwab Corp.	50,048,657
2,027,168	E*TRADE Financial Corp.*	57,885,782

		107,934,439
Commercial Banks – 2.0%
1,085,097	U.S. Bancorp	47,386,186
Construction Materials – 2.4%
672,975	Vulcan Materials Co.	56,731,792
Diversified Financial Services – 2.0%
209,240	Intercontinental Exchange, Inc.	48,809,415
Energy Equipment & Services – 1.3%
499,236	Baker Hughes, Inc.	31,741,425
Health Care Equipment & Supplies – 1.4%
1,943,969	Boston Scientific Corp.*	34,505,450
Health Care Technology – 0.1%
16,509	athenahealth, Inc.*	1,971,010
Hotels, Restaurants & Leisure – 8.4%
72,334	Chipotle Mexican Grill, Inc.*	47,056,160
579,659	Las Vegas Sands Corp.	31,904,431
1,019,108	Norwegian Cruise Line Holdings, Ltd.*	55,042,023
706,151	Starbucks Corp.	66,872,500

		200,875,114
Information Technology Services – 3.0%
835,190	MasterCard, Inc. – Class A	72,152,064
Insurance – 2.5%
628,729	Aon PLC	60,433,431
Internet & Catalog Retail – 5.9%
173,868	Amazon.com, Inc.*	64,696,283
65,899	Priceline Group, Inc.*	76,716,321

		141,412,604
Internet Software & Services – 11.2%
626,706	Alibaba Group Holding, Ltd. (ADR)*	52,167,007
194,024	CoStar Group, Inc.*	38,383,768
163,544	Google, Inc. – Class C*	89,622,112
156,537	LinkedIn Corp. – Class A*	39,112,335
2,543,000	Tencent Holdings, Ltd.	48,076,033

		267,361,255
Media – 2.0%
839,259	Comcast Corp. – Class A	47,392,956
Pharmaceuticals – 10.1%
925,756	Endo International PLC*	83,040,313
432,855	Valeant Pharmaceuticals International, Inc. (U.S. Shares)*	85,973,660
1,558,072	Zoetis, Inc.	72,123,153

		241,137,126
Professional Services – 3.1%
1,685,256	Nielsen NV	75,111,860
Real Estate Investment Trusts (REITs) – 2.7%
796,850	Crown Castle International Corp.	65,771,999
Road & Rail – 2.7%
359,691	Canadian Pacific Railway, Ltd. (U.S. Shares)	65,715,546
Semiconductor & Semiconductor Equipment – 1.7%
817,925	ARM Holdings PLC (ADR)	40,323,702
Software – 6.1%
608,649	Adobe Systems, Inc.*	45,003,507
232,599	NetSuite, Inc.*	21,575,883
1,182,852	Salesforce.com, Inc.*	79,026,342

		145,605,732
Specialty Retail – 7.4%
1,638,347	Lowe’s Cos., Inc.	121,876,634
800,685	TJX Cos., Inc.	56,087,984

		177,964,618
Technology Hardware, Storage & Peripherals – 2.9%
559,136	Apple, Inc.	69,573,292
Wireless Telecommunication Services – 1.3%
986,752	T-Mobile U.S., Inc.*	31,270,171

Total Common Stocks (cost $1,818,520,770)		2,358,974,644
Investment Companies – 1.4%
Money Markets – 1.4%
33,434,902	Janus Cash Liquidity Fund LLC, 0.1097%°°,£ (cost $33,434,902)	33,434,902

Total Investments (total cost $1,851,955,672) – 99.8%		2,392,409,546

Cash, Receivables and Other Assets, net of Liabilities – 0.2%		4,586,429

Net Assets – 100%		$2,396,995,975

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

United States	$2,100,153,598	87.8%
Canada	151,689,206	6.3
China	100,243,040	4.2
United Kingdom	40,323,702	1.7

Total	$2,392,409,546	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8 | MARCH 31, 2015

Notes to Schedule of Investments and Other Information (unaudited)

Russell 1000® Growth Index	Measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

S&P 500® Index	Measures broad U.S. equity performance.

ADR	American Depositary Receipt

LLC	Limited Liability Company

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American stock exchange.

*	Non-income producing security.

°°	Rate shown is the 7-day yield as of March 31, 2015.

£	The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Fund’s relative ownership, the following securities were considered affiliated companies for all or some portion of the period ended March 31, 2015. Unless otherwise indicated, all information in the table is for the period ended March 31, 2015.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 9/30/14	Purchases	Sales	at 3/31/15	Gain/(Loss)	Income	at 3/31/15

Janus Forty Fund
Janus Cash Liquidity Fund LLC	29,639,000	524,205,669	(520,409,767)	33,434,902	$ –	$17,231	$33,434,902

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2015. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of March 31, 2015)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Janus Forty Fund
Assets
Investments in Securities:
Common Stocks
Internet Software & Services	$ 219,285,222	$48,076,033	$ –
All Other	2,091,613,389	–	–

Investment Companies	–	33,434,902	–

Total Assets	$2,310,898,611	$81,510,935	$ –

Janus Investment Fund | 9

Statement of Assets and Liabilities

As of March 31, 2015 (unaudited)	Janus Forty Fund

Assets:
Investments, at cost	$1,851,955,672
Unaffiliated investments, at value	$2,358,974,644
Affiliated investments, at value	33,434,902
Cash	16,445
Non-interested Trustees’ deferred compensation	47,171
Receivables:
Investments sold	16,641,723
Fund shares sold	1,210,177
Dividends	561,284
Dividends from affiliates	6,692
Foreign dividend tax reclaim	411,236
Other assets	22,901
Total Assets	2,411,327,175
Liabilities:
Payables:
Investments purchased	2,913,550
Fund shares repurchased	7,905,356
Advisory fees	1,350,919
Fund administration fees	20,738
Transfer agent fees and expenses	874,820
12b-1 Distribution and shareholder servicing fees	998,534
Non-interested Trustees’ fees and expenses	15,541
Non-interested Trustees’ deferred compensation fees	47,171
Accrued expenses and other payables	204,571
Total Liabilities	14,331,200
Net Assets	$2,396,995,975

See footnotes at the end of the Statement.
See Notes to Financial Statements.

10 | MARCH 31, 2015

As of March 31, 2015 (unaudited)	Janus Forty Fund

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,590,727,928
Undistributed net investment income/(loss)	(4,523,641)
Undistributed net realized gain/(loss) from investments and foreign currency transactions	270,343,368
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	540,448,320
Total Net Assets	$2,396,995,975
Net Assets - Class A Shares	$227,893,434
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	7,030,625
Net Asset Value Per Share(1)	$32.41
Maximum Offering Price Per Share(2)	$34.39
Net Assets - Class C Shares	$280,827,692
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	9,704,348
Net Asset Value Per Share(1)	$28.94
Net Assets - Class I Shares	$985,136,373
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	29,917,673
Net Asset Value Per Share	$32.93
Net Assets - Class N Shares	$78,357,120
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,378,044
Net Asset Value Per Share	$32.95
Net Assets - Class R Shares	$131,906,916
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,337,515
Net Asset Value Per Share	$30.41
Net Assets - Class S Shares	$662,564,229
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	20,937,681
Net Asset Value Per Share	$31.64
Net Assets - Class T Shares	$30,310,211
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	951,729
Net Asset Value Per Share	$31.85

(1)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(2)	Maximum offering price is computed at 100/94.25 of net asset value.
See Notes to Financial Statements.

Janus Investment Fund | 11

Statement of Operations

For the period ended March 31, 2015 (unaudited)	Janus Forty Fund

Investment Income:
Dividends	$8,234,929
Dividends from affiliates	17,231
Foreign tax withheld	(176,210)
Total Investment Income	8,075,950
Expenses:
Advisory fees	7,533,892
12b-1 Distribution and shareholder servicing fees:
Class A Shares	293,029
Class C Shares	1,428,842
Class R Shares	333,273
Class S Shares	839,233
Transfer agent administrative fees and expenses:
Class R Shares	166,636
Class S Shares	839,233
Class T Shares	33,649
Transfer agent networking and omnibus fees:
Class A Shares	126,715
Class C Shares	151,918
Class I Shares	398,481
Other transfer agent fees and expenses:
Class A Shares	14,330
Class C Shares	21,731
Class I Shares	21,430
Class N Shares	174
Class R Shares	770
Class S Shares	4,149
Class T Shares	180
Shareholder reports expense	25,692
Registration fees	80,825
Custodian fees	9,681
Professional fees	30,420
Non-interested Trustees’ fees and expenses	26,070
Fund administration fees	100,322
Other expenses	65,438
Total Expenses	12,546,113
Net Expenses	12,546,113
Net Investment Income/(Loss)	(4,470,163)
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	314,116,719
Total Net Realized Gain/(Loss) on Investments	314,116,719
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	26,805,360
Total Change in Unrealized Net Appreciation/Depreciation	26,805,360
Net Increase/(Decrease) in Net Assets Resulting from Operations	$336,451,916

See Notes to Financial Statements.

12 | MARCH 31, 2015

Statements of Changes in Net Assets

	Janus Forty Fund
For the period ended March 31 (unaudited) and the year ended September 30	2015	2014

Operations:
Net investment income/(loss)	$(4,470,163)	$(9,212,076)
Net realized gain/(loss) on investments	314,116,719	782,228,804
Change in unrealized net appreciation/depreciation	26,805,360	(413,512,874)
Net Increase/(Decrease) in Net Assets Resulting from Operations	336,451,916	359,503,854
Dividends and Distributions to Shareholders:
Net Investment Income
Class A Shares	–	(3,139,527)
Class C Shares	–	(474,345)
Class I Shares	–	(8,593,212)
Class N Shares	–	(509,610)
Class R Shares	–	(753,082)
Class S Shares	–	(10,406,759)
Class T Shares	–	(330,275)
Net Realized Gain from Investment Transactions
Class A Shares	(76,599,108)	(70,676,995)
Class C Shares	(100,957,668)	(64,091,310)
Class I Shares	(330,717,742)	(140,020,751)
Class N Shares	(23,301,135)	(7,536,473)
Class R Shares	(44,670,003)	(29,361,579)
Class S Shares	(219,832,349)	(260,008,601)
Class T Shares	(9,432,103)	(6,842,546)
Net Decrease from Dividends and Distributions to Shareholders	(805,510,108)	(602,745,065)
Capital Share Transactions:
Shares Sold
Class A Shares	38,720,763	67,703,786
Class C Shares	45,209,779	44,493,349
Class I Shares	110,006,764	679,790,681
Class N Shares	7,449,751	58,465,490
Class R Shares	15,713,367	24,717,937
Class S Shares	48,732,082	98,214,598
Class T Shares	12,427,010	12,469,867
Reinvested Dividends and Distributions
Class A Shares	58,942,182	60,863,618
Class C Shares	60,620,850	37,966,676
Class I Shares	285,623,669	108,875,283
Class N Shares	23,301,135	8,046,083
Class R Shares	38,662,376	26,232,840
Class S Shares	218,133,378	268,748,610
Class T Shares	9,416,855	7,164,719
Shares Repurchased
Class A Shares	(75,869,329)	(239,032,377)
Class C Shares	(59,650,067)	(83,826,728)
Class I Shares	(316,653,384)	(459,897,811)
Class N Shares	(8,412,894)	(16,874,469)
Class R Shares	(32,687,202)	(63,704,485)
Class S Shares	(164,801,623)	(981,297,271)
Class T Shares	(11,552,213)	(27,914,031)
Net Increase/(Decrease) from Capital Share Transactions	303,333,249	(368,793,635)
Net Increase/(Decrease) in Net Assets	(165,724,943)	(612,034,846)
Net Assets:
Beginning of period	2,562,720,918	3,174,755,764
End of period	$2,396,995,975	$2,562,720,918

Undistributed Net Investment Income/(Loss)	$(4,523,641)	$(53,478)

See Notes to Financial Statements.

Janus Investment Fund | 13

Financial Highlights

Class A Shares

For a share outstanding during the period ended
March 31, 2015 (unaudited) and each year ended	Janus Forty Fund
September 30	2015	2014	2013	2012	2011	2010

Net Asset Value, Beginning of Period	$41.89	$45.79	$38.43	$29.11	$31.00	$30.52
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.06)(1)	(0.13)(1)	0.53	0.35	0.34	0.12
Net gain/(loss) on investments (both realized and unrealized)	4.78	5.38	6.98	9.12	(2.23)	0.36
Total from Investment Operations	4.72	5.25	7.51	9.47	(1.89)	0.48
Less Distributions:
Dividends (from net investment income)	–	(0.39)	(0.15)	(0.15)	–	–
Distributions (from capital gains)	(14.20)	(8.76)	–	–	–	–
Total Distributions	(14.20)	(9.15)	(0.15)	(0.15)	–	–
Net Asset Value, End of Period	$32.41	$41.89	$45.79	$38.43	$29.11	$31.00
Total Return*	14.79%	12.72%	19.61%	32.66%	(6.10)%	1.57%
Net Assets, End of Period (in thousands)	$227,893	$251,009	$390,945	$425,598	$452,606	$854,798
Average Net Assets for the Period (in thousands)	$235,068	$353,889	$409,492	$437,738	$741,870	$956,800
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets**	1.01%	0.92%	0.86%	1.00%	0.97%	1.09%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets**	1.01%	0.92%	0.84%	0.88%	0.97%	1.03%
Ratio of Net Investment Income/(Loss) to Average Net Assets**	(0.36)%	(0.30)%	0.71%	0.41%	0.35%	(0.17)%
Portfolio Turnover Rate	24%	51%	43%	9%	51%	40%

Class C Shares

For a share outstanding during the period ended
March 31, 2015 (unaudited) and the each year ended	Janus Forty Fund
September 30	2015	2014	2013	2012	2011	2010

Net Asset Value, Beginning of Period	$39.00	$43.19	$36.40	$27.65	$29.69	$29.44
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.18)(1)	(0.41)(1)	(0.36)	(0.46)	(0.46)	(0.16)
Net gain/(loss) on investments (both realized and unrealized)	4.32	5.04	7.15	9.21	(1.58)	0.41
Total from Investment Operations	4.14	4.63	6.79	8.75	(2.04)	0.25
Less Distributions:
Dividends (from net investment income)	–	(0.06)	–	–	–	–
Distributions (from capital gains)	(14.20)	(8.76)	–	–	–	–
Total Distributions	(14.20)	(8.82)	–	–	–	–
Net Asset Value, End of Period	$28.94	$39.00	$43.19	$36.40	$27.65	$29.69
Total Return*	14.29%	11.89%	18.65%	31.65%	(6.87)%	0.85%
Net Assets, End of Period (in thousands)	$280,828	$297,564	$327,004	$341,806	$354,291	$612,674
Average Net Assets for the Period (in thousands)	$286,553	$320,463	$324,884	$354,737	$548,885	$613,080
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets**	1.77%	1.67%	1.65%	1.71%	1.77%	1.85%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets**	1.77%	1.67%	1.63%	1.62%	1.77%	1.78%
Ratio of Net Investment Income/(Loss) to Average Net Assets**	(1.11)%	(1.04)%	(0.07)%	(0.34)%	(0.44)%	(1.00)%
Portfolio Turnover Rate	24%	51%	43%	9%	51%	40%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

14 | MARCH 31, 2015

Class I Shares

For a share outstanding during the period ended
March 31, 2015 (unaudited) and each year ended	Janus Forty Fund
September 30	2015	2014	2013	2012	2011	2010

Net Asset Value, Beginning of Period	$42.28	$46.14	$38.72	$29.35	$31.19	$30.61
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.01)(1)	0.02(1)	0.79	0.36	0.41	–(2)
Net gain/(loss) on investments (both realized and unrealized)	4.86	5.42	6.88	9.26	(2.25)	0.58
Total from Investment Operations	4.85	5.44	7.67	9.62	(1.84)	0.58
Less Distributions:
Dividends (from net investment income)	–	(0.54)	(0.25)	(0.25)	–	–
Distributions (from capital gains)	(14.20)	(8.76)	–	–	–	–
Total Distributions	(14.20)	(9.30)	(0.25)	(0.25)	–	–
Net Asset Value, End of Period	$32.93	$42.28	$46.14	$38.72	$29.35	$31.19
Total Return*	15.02%	13.11%	19.94%	33.00%	(5.90)%	1.89%
Net Assets, End of Period (in thousands)	$985,136	$1,095,564	$811,918	$1,033,018	$951,430	$1,891,800
Average Net Assets for the Period (in thousands)	$1,020,329	$773,534	$984,309	$989,708	$1,591,680	$1,607,834
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets**	0.73%	0.60%	0.55%	0.60%	0.74%	0.77%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets**	0.73%	0.60%	0.55%	0.60%	0.74%	0.77%
Ratio of Net Investment Income/(Loss) to Average Net Assets**	(0.07)%	0.05%	1.02%	0.70%	0.57%	(0.03)%
Portfolio Turnover Rate	24%	51%	43%	9%	51%	40%

Class N Shares

For a share outstanding during the period ended March 31, 2015 (unaudited) and each	Janus Forty Fund
year or period ended September 30	2015	2014	2013	2012(3)

Net Asset Value, Beginning of Period	$42.26	$46.15	$38.73	$35.26
Income/(Loss) from Investment Operations:
Net investment income/(loss)	–(1)(2)	0.06(1)	0.28	0.02
Net gain/(loss) on investments (both realized and unrealized)	4.89	5.40	7.43	3.45
Total from Investment Operations	4.89	5.46	7.71	3.47
Less Distributions:
Dividends (from net investment income)	–	(0.59)	(0.29)	–
Distributions (from capital gains)	(14.20)	(8.76)	–	–
Total Distributions	(14.20)	(9.35)	(0.29)	–
Net Asset Value, End of Period	$32.95	$42.26	$46.15	$38.73
Total Return*	15.15%	13.17%	20.03%	9.84%
Net Assets, End of Period (in thousands)	$78,357	$68,810	$23,029	$1,347
Average Net Assets for the Period (in thousands)	$73,474	$54,492	$23,323	$176
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets**	0.65%	0.52%	0.47%	0.52%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets**	0.65%	0.52%	0.47%	0.52%
Ratio of Net Investment Income/(Loss) to Average Net Assets**	0.02%	0.15%	0.89%	1.43%
Portfolio Turnover Rate	24%	51%	43%	9%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Per share amounts are calculated based on average shares outstanding during the year or period.
(2)	Less than $0.005 on a per share basis.
(3)	Period from May 31, 2012 (inception date) through June 30, 2012.

See Notes to Financial Statements.

Janus Investment Fund | 15

Financial Highlights  (continued)

Class R Shares

For a share outstanding during the period ended
March 31, 2015 (unaudited) and each year ended	Janus Forty Fund
September 30	2015	2014	2013	2012	2011	2010

Net Asset Value, Beginning of Period	$40.19	$44.25	$37.14	$28.14	$30.11	$29.76
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.12)(1)	(0.26)(1)	0.05	(0.08)	(0.06)	(0.04)
Net gain/(loss) on investments (both realized and unrealized)	4.54	5.18	7.06	9.11	(1.91)	0.39
Total from Investment Operations	4.42	4.92	7.11	9.03	(1.97)	0.35
Less Distributions:
Dividends (from net investment income)	–	(0.22)	–	(0.03)	–	–
Distributions (from capital gains)	(14.20)	(8.76)	–	–	–	–
Total Distributions	(14.20)	(8.98)	–	(0.03)	–	–
Net Asset Value, End of Period	$30.41	$40.19	$44.25	$37.14	$28.14	$30.11
Total Return*	14.66%	12.35%	19.14%	32.12%	(6.54)%	1.18%
Net Assets, End of Period (in thousands)	$131,907	$136,575	$161,383	$181,124	$188,830	$241,690
Average Net Assets for the Period (in thousands)	$133,675	$150,821	$164,019	$189,329	$247,138	$203,710
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets**	1.40%	1.27%	1.21%	1.27%	1.42%	1.46%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets**	1.40%	1.27%	1.21%	1.27%	1.42%	1.46%
Ratio of Net Investment Income/(Loss) to Average Net Assets**	(0.74)%	(0.64)%	0.35%	0.01%	(0.09)%	(0.66)%
Portfolio Turnover Rate	24%	51%	43%	9%	51%	40%

Class S Shares

For a share outstanding during the period ended
March 31, 2015 (unaudited) and each year ended	Janus Forty Fund
September 30	2015	2014	2013	2012	2011	2010

Net Asset Value, Beginning of Period	$41.21	$45.16	$37.89	$28.68	$30.60	$30.17
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.08)(1)	(0.15)(1)	0.30	0.09	0.06	(0.02)
Net gain/(loss) on investments (both realized and unrealized)	4.71	5.31	7.07	9.20	(1.98)	0.45
Total from Investment Operations	4.63	5.16	7.37	9.29	(1.92)	0.43
Less Distributions:
Dividends (from net investment income)	–	(0.35)	(0.10)	(0.08)	–	–
Distributions (from capital gains)	(14.20)	(8.76)	–	–	–	–
Total Distributions	(14.20)	(9.11)	(0.10)	(0.08)	–	–
Net Asset Value, End of Period	$31.64	$41.21	$45.16	$37.89	$28.68	$30.60
Total Return*	14.85%	12.69%	19.49%	32.47%	(6.27)%	1.43%
Net Assets, End of Period (in thousands)	$662,564	$687,469	$1,423,516	$1,692,436	$1,904,767	$2,994,743
Average Net Assets for the Period (in thousands)	$673,231	$1,215,799	$1,581,421	$1,831,407	$2,870,863	$2,964,526
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets**	1.15%	1.02%	0.96%	1.02%	1.17%	1.20%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets**	1.15%	0.97%	0.91%	1.00%	1.17%	1.20%
Ratio of Net Investment Income/(Loss) to Average Net Assets**	(0.48)%	(0.35)%	0.66%	0.28%	0.16%	(0.42)%
Portfolio Turnover Rate	24%	51%	43%	9%	51%	40%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

16 | MARCH 31, 2015

Class T Shares

For a share outstanding during the period ended March 31, 2015	Janus Forty Fund
(unaudited) and each year ended September 30	2015	2014	2013	2012	2011	2010

Net Asset Value, Beginning of Period	$41.34	$45.27	$38.02	$28.83	$30.69	$30.18
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.04)(1)	(0.06)(1)	0.48	0.17	0.15	0.02
Net gain/(loss) on investments (both realized and unrealized)	4.75	5.31	6.99	9.23	(2.01)	0.49
Total from Investment Operations	4.71	5.25	7.47	9.40	(1.86)	0.51
Less Distributions:
Dividends (from net investment income)	–	(0.42)	(0.22)	(0.21)	–	–
Distributions (from capital gains)	(14.20)	(8.76)	–	–	–	–
Total Distributions	(14.20)	(9.18)	(0.22)	(0.21)	–	–
Net Asset Value, End of Period	$31.85	$41.34	$45.27	$38.02	$28.83	$30.69
Total Return*	15.04%	12.90%	19.74%	32.79%	(6.06)%	1.69%
Net Assets, End of Period (in thousands)	$30,310	$25,731	$36,961	$53,755	$31,178	$29,048
Average Net Assets for the Period (in thousands)	$26,993	$30,580	$52,021	$41,299	$38,574	$10,232
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets**	0.90%	0.77%	0.71%	0.76%	0.92%	1.02%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets**	0.90%	0.76%	0.71%	0.75%	0.92%	1.02%
Ratio of Net Investment Income/(Loss) to Average Net Assets**	(0.22)%	(0.13)%	0.84%	0.54%	0.40%	(0.11)%
Portfolio Turnover Rate	24%	51%	43%	9%	51%	40%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund | 17

Notes to Financial Statements (unaudited)

1.	Organization and Significant Accounting Policies

Janus Forty Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-seven funds which include multiple series of shares, with differing investment objectives and policies. The Fund invests primarily in equity securities. The Fund is classified as nondiversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans. Class N Shares also are available to Janus proprietary products.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be valued on an amortized cost basis. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in

18 | MARCH 31, 2015

good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary
Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2015 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Janus Investment Fund | 19

Notes to Financial Statements (unaudited) (continued)

Expenses
The Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Fund. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications
In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations
The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions
The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2.	Other Investments and Strategies

Additional Investment Risk
The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets,

20 | MARCH 31, 2015

and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. As a result, financial markets in the EU have been subject to increased volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Real Estate Investing
The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

3.	Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s “base” fee rate prior to any performance adjustment (expressed as an annual rate).

Base Fee
Fund	Rate (%)

Janus Forty Fund	0.64

The investment advisory fee rate is determined by calculating a base fee (shown in the table above) and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate. The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to its benchmark index, as shown below:

Fund	Benchmark Index

Janus Forty Fund	Russell 1000® Growth Index

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets during the applicable performance measurement period.

The Fund’s prospectuses and statement of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment, if applicable. The performance adjusted investment advisory

Janus Investment Fund | 21

Notes to Financial Statements (unaudited) (continued)

fee rate before any waivers and/or reimbursements of expenses for the period ended March 31, 2015 is below:

Performance Adjusted
Investment Advisory
Fund	Fee Rate (%)

Janus Forty Fund	0.62

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any performance adjustments to management fees, the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the transfer agency agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate shown below. Janus Capital has agreed to continue the waiver until at least February 1, 2016.

Expense
Fund	Limit (%)

Janus Forty Fund	0.83

If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the transfer agency agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares, and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares, and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, of up to 0.50% of the Class R Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service

22 | MARCH 31, 2015

expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). The Fund also pays for salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. Some expenses related to compensation payable to the Fund’s Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $307,757 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended March 31, 2015. The Fund’s portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of March 31, 2015 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended March 31, 2015 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $135,000 were paid by the Trust to a Trustee under the Deferred Plan during the period ended March 31, 2015.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Fund’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2015 can be found in a table located in the Notes to Schedule of Investments and Other Information.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the period ended March 31, 2015, Janus Distributors retained the following upfront sales charges:

Upfront
Fund (Class A Shares)	Sales Charge

Janus Forty Fund	$7,945

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming

Janus Investment Fund | 23

Notes to Financial Statements (unaudited) (continued)

shareholders of Class A Shares to Janus Distributors during the period ended March 31, 2015.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended March 31, 2015, redeeming shareholders of Class C Shares paid the following CDSCs:

Fund (Class C Shares)	CDSC

Janus Forty Fund	$7,318

4.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2015 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

				Net Tax
	Federal Tax	Unrealized	Unrealized	Appreciation/
Fund	Cost	Appreciation	(Depreciation)	(Depreciation)

Janus Forty Fund	$1,852,664,161	$547,194,592	$(7,449,207)	$539,745,385

5.	Capital Share Transactions

For the period ended March 31 (unaudited)	Janus Forty Fund
and the year ended September 30	2015	2014

Transactions in Fund Shares – Class A Shares:
Shares sold	1,204,351	1,620,422
Reinvested dividends and distributions	2,007,568	1,545,154
Shares repurchased	(2,172,988)	(5,712,330)
Net Increase/(Decrease) in Fund Shares	1,038,931	(2,546,754)
Shares Outstanding, Beginning of Period	5,991,694	8,538,448
Shares Outstanding, End of Period	7,030,625	5,991,694
Transactions in Fund Shares – Class C Shares:
Shares sold	1,675,307	1,169,574
Reinvested dividends and distributions	2,305,852	1,029,465
Shares repurchased	(1,907,267)	(2,140,502)
Net Increase/(Decrease) in Fund Shares	2,073,892	58,537
Shares Outstanding, Beginning of Period	7,630,456	7,571,919
Shares Outstanding, End of Period	9,704,348	7,630,456
Transactions in Fund Shares – Class I Shares:
Shares sold	3,436,178	16,433,819
Reinvested dividends and distributions	9,587,904	2,745,909
Shares repurchased	(9,019,966)	(10,861,577)
Net Increase/(Decrease) in Fund Shares	4,004,116	8,318,151
Shares Outstanding, Beginning of Period	25,913,557	17,595,406
Shares Outstanding, End of Period	29,917,673	25,913,557

24 | MARCH 31, 2015

For the period ended March 31 (unaudited)	Janus Forty Fund
and the year ended September 30	2015	2014

Transactions in Fund Shares – Class N Shares:
Shares sold	208,888	1,341,574
Reinvested dividends and distributions	782,442	203,081
Shares repurchased	(241,415)	(415,536)
Net Increase/(Decrease) in Fund Shares	749,915	1,129,119
Shares Outstanding, Beginning of Period	1,628,129	499,010
Shares Outstanding, End of Period	2,378,044	1,628,129
Transactions in Fund Shares – Class R Shares:
Shares sold	515,570	615,949
Reinvested dividends and distributions	1,402,844	692,342
Shares repurchased	(979,264)	(1,556,879)
Net Increase/(Decrease) in Fund Shares	939,150	(248,588)
Shares Outstanding, Beginning of Period	3,398,365	3,646,953
Shares Outstanding, End of Period	4,337,515	3,398,365
Transactions in Fund Shares – Class S Shares:
Shares sold	1,455,792	2,303,411
Reinvested dividends and distributions	7,616,389	6,933,659
Shares repurchased	(4,817,260)	(24,074,974)
Net Increase/(Decrease) in Fund Shares	4,254,921	(14,837,904)
Shares Outstanding, Beginning of Period	16,682,760	31,520,664
Shares Outstanding, End of Period	20,937,681	16,682,760
Transactions in Fund Shares – Class T Shares:
Shares sold	362,278	299,782
Reinvested dividends and distributions	326,974	184,515
Shares repurchased	(359,893)	(678,385)
Net Increase/(Decrease) in Fund Shares	329,359	(194,088)
Shares Outstanding, Beginning of Period	622,370	816,458
Shares Outstanding, End of Period	951,729	622,370

6.	Purchases and Sales of Investment Securities

For the period ended March 31, 2015, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

Janus Forty Fund	$572,798,400	$1,104,328,306	$–	$–

7.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to March 31, 2015 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund | 25

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 10, 2014, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2015 through January 1 or February 1, 2016, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services
The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service

26 | MARCH 31, 2015

providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed institutional competitive advantages that should be able to provide superior investment management returns over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds
The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has improved: for the 36 months ended September 30, 2014, approximately 64% of the Funds were in the top two Lipper quartiles of performance, and for the 12 months ended September 30, 2014, approximately 57% of the Funds were in the top two Lipper quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the

Janus Investment Fund | 27

Additional Information (unaudited) (continued)

second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

Value Funds

•	For Perkins International Value Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014.

•	For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

Mathematical Funds

•	For INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH International Managed Volatility Fund (formerly named INTECH International Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund), the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for

28 | MARCH 31, 2015

the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of under-performance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and in the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and that the performance trend was improving.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the first Lipper

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Additional Information (unaudited) (continued)

quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s

30 | MARCH 31, 2015

underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and its limited performance history.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory agreement(s).

Costs of Services Provided
The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the mean management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

In this regard, the independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 19% below the mean total expenses of their respective Lipper Expense Group peers and 29% below the mean total expenses for their Lipper Expense Universes; (3) management fees for the Funds, on average, were 15% below the mean management fees for their Expense Groups and 20% below the mean for their Expense Universes; and (4) Janus fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered how the total expenses for each share class of each Fund compared to the mean total expenses for its Lipper Expense Group peers and to mean total expenses for its Lipper Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus

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Additional Information (unaudited) (continued)

Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) the average spread between management fees charged to the Funds and those charged to Janus Capital’s institutional accounts is reasonable relative to the average spreads seen in the industry; and (4) the retained fee margins implied by Janus Capital’s subadvised fees when compared to its mutual fund fees are reasonable relative to retained fee margins in the industry.

The Trustees considered the fees for each Fund for its fiscal year ended in 2013, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Bond Fund, the Trustees noted that although the Fund’s total expenses were equal to or below the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

•	For Perkins International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also

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noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Mathematical Funds

•	For INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH International Managed Volatility Fund (formerly named INTECH International Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that

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Additional Information (unaudited) (continued)

Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that, although the Fund’s total expenses were above the peer group mean for its sole share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable limit.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

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•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

In this regard, the independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale
The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that their independent fee consultant had provided analysis of economies of scale during prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, the base contractual management fee rate paid by most of the Funds, before any adjustment for performance, if applicable, was below the mean contractual management fee rate of the Fund’s peer group identified by an independent data provider. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

In this regard, the independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, it could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief

Janus Investment Fund | 35

Additional Information (unaudited) (continued)

that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital
The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

36 | MARCH 31, 2015

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was March 31, 2015. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices.

When comparing the performance of the Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Fund invested in the index.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will

Janus Investment Fund | 37

Useful Information About Your Fund Report (unaudited) (continued)

notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or

38 | MARCH 31, 2015

investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund | 39

Notes

40 | MARCH 31, 2015

Notes

Janus Investment Fund | 41

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC.

Funds distributed by Janus Distributors LLC

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-0515-87741	125-24-93041 05-15

semiannual report
March 31, 2015

Janus International Equity Fund

Janus Investment Fund

highlights

•	Portfolio management perspective
•	Investment strategy behind your fund
•	Fund performance, characteristics and holdings

            Janus International Equity Fund

Janus International Equity Fund (unaudited)

FUND SNAPSHOT
We invest in international companies that we believe have a sustainable competitive advantage, high or improving returns on capital and long-term growth. We invest where we believe we have differentiated research, in an effort to deliver superior risk-adjusted results over the long term.
Julian McManus co-portfolio manager	Guy Scott co-portfolio manager	Carmel Wellso co-portfolio manager

PERFORMANCE

Janus International Equity Fund’s Class I Shares returned 1.58% over the six-month period ended March 31, 2015. The Fund’s primary benchmark, the MSCI EAFE Index, returned 1.13%, and its secondary benchmark, the MSCI All Country World ex-U.S. Index, returned -0.51% during the period.

MARKET ENVIRONMENT

Volatility returned to global equity markets early in the period as concerns about global growth resurfaced. In late autumn, stocks recovered as global central banks reiterated their commitment to loose monetary policy. The European Central Bank (ECB) vowed to raise the level of its balance sheet by 1 trillion euros, the People’s Bank of China unexpectedly lowered a key interest rate and the Bank of Japan ventured even further into unprecedented easing. The rapid decline in crude prices that has unfolded since mid-2014 piqued concern about global growth prospects. Buttressing the slowing growth argument, data outside of the U.S. remained muted. China’s fourth quarter GDP, for example, expanded at a lower-than-expected 7.3%, well below its 25-year average.

Conditions in Europe contributed to market angst as prices within the eurozone dipped deeper into deflationary territory. Sentiment was also hindered by the victory of Syriza, an anti-austerity party, in Greece’s parliamentary election. European stocks regained favor upon the ECB’s announcement of its own quantitative easing program. As yields on many short- and mid-term European bonds entered negative territory, the region’s stocks appeared highly attractive on a relative basis. Weakness in the common currency helped boost corporate confidence, especially with export-centric German manufacturers. While the geopolitical noise surrounding Greece has subsided, for now, concerns still remain with Turkey and Russia. The Petrobras scandal has cast a pall over Brazil. Partly due to this, we have exited our Latin American positions.

PERFORMANCE DISCUSSION

Outperformance for the period was driven by our stock selection in the information technology and health care sectors, both of which enjoyed robust merger and acquisition activity. On an individual basis, German automotive giant Volkswagen contributed most to performance. Recent developments are shaping up to be a validation of the investment thesis which originally led us to favor the stock. Clearly the rapidly depreciating euro has provided a tailwind for exports as the carmaker’s products are more competitively priced outside the eurozone. Economic data showing signs of a nascent recovery within Europe also bode well for the region’s largest car manufacturer. As that occurs, we believe that the company’s improved cost-cutting efforts and operational efficiencies, as evidenced by new platforms upon which multiple vehicle models can be built, will lead to an acceleration in earnings growth.

Within health care, pharmacy benefits manager (PBM) Catamaran was a strong contributor. In March the company agreed to be purchased by UnitedHealth Group for $12.8 billion and we sold our position. Before the acquisition was announced, we favored the stock as we believed PBMs, in general, would benefit from another strong wave of drugs presently going generic.

Another contributor, Insurer AIA Group, reported earnings that exceeded market expectations on the back of continued progress in developing new business in Asia. Even with the recent gains in stock price, we see potential upside as we expect that management can expand operating margins.

Relative detractors were concentrated in our consumer discretionary and consumer staples holdings.

As the third-largest copper producer and largest supplier of seaborne thermal coal, Glencore underperformed due to ongoing weakness in underlying commodities. We believe that both copper and thermal coal prices are in the process of bottoming and Glencore is best positioned to create value in the next up cycle.

Janus Investment Fund | 1

Janus International Equity Fund (unaudited)

Japanese exploration and production company Inpex was also a relative detractor. The company was also caught in the crude price downdraft as its liquefied natural gas products are priced off of oil. The stock did not decline nearly as aggressively as crude prices given the promising assets the company holds. Still, current price levels, in our view, are well below fair value, and consequently, we see significant upside to the stock.

Weighing down the consumer discretionary sector was gaming company Melco. The company faces headwinds in its Macau-focused business as China’s economy has decelerated and the government continues its crackdown on corruption, which has, for now, doused cold water on extravagant spending. The market has also punished gaming stocks as short-term traders react to weekly data, which is being skewed by exaggerated year-on-year comparisons. We believe that Melco, by contrast, is well positioned given that it is owns one of only two new hotels that will open in Macau later this year. This new property should drive revenue growth, in our view. Also the company focuses on the “mass market” and “premium mass market” rather that the VIP segment, which has been acutely affected by the anti-corruption crackdown.

OUTLOOK

We are in the camp that global growth will surprise to the upside, especially during the year’s second half. In our view, we expect China to be a key driver as it reverses earlier steps to keep a lid on the housing sector. It is our belief that cyclicals, namely materials and commodities, stand to benefit from China’s stimulative efforts. Another contributor to our bullish outlook is Europe. We are beginning to see signs of a potentially sustained recovery. Not only is a diminished euro a tailwind for the region’s companies, but also long overdue restructuring efforts have increased the corporate sector’s operating leverage. This development should lead to operating margins expanding from current lows, spurring robust earnings growth. Ironically, it is in the region’s cyclicals that one sees the deepest discounts on a price-earnings basis, but it is these names that stand to benefit most from an economic rebound.

We have a positive view on German industrials as well as Italian banks. Recent reforms undertaken in Italy address the country’s highly fragmented financial sector and could finally facilitate efficiency-enhancing consolidation. Despite this positive development, along with expected improving loan demand throughout the eurozone, banks face headwinds in the form of low-to-negative interest rates, which, according to our analysis, should depress the sector’s earnings. Although both inflation and GDP expectations remain soft in Japan, we believe the environment is favorable for equities. With the government cajoling public pension funds to load up on stocks, and similar measures undertaken by the Bank of Japan, the supply/demand dynamics of the equities market remains supportive, in our view. While Australian stocks have not moved much in U.S. dollar terms, valuations remain elevated in local currency. As a consequence we are very much underweight the country.

Thank you for your investment in Janus International Equity Fund.

2 | MARCH 31, 2015

(unaudited)

Janus International Equity Fund At A Glance

5 Top Performers – Holdings

Contribution

Volkswagen AG	0.73%
Catamaran Corp.	0.62%
AIA Group, Ltd.	0.61%
Sumco Corp.	0.48%
Seven Bank, Ltd.	0.45%

5 Bottom Performers – Holdings

Contribution

Glencore PLC	–0.61%
Inpex Corp.	–0.48%
National Bank of Greece SA	–0.45%
Melco International Development, Ltd.	–0.45%
LyondellBasell Industries NV – Class A	–0.35%

5 Top Performers – Sectors*

		Fund Weighting	MSCI EAFE®
	Fund Contribution	(Average % of Equity)	Index Weighting

Information Technology	1.42%	11.36%	4.73%
Health Care	0.94%	10.53%	11.20%
Industrials	0.59%	7.16%	12.54%
Utilities	0.27%	0.14%	3.79%
Energy	0.06%	4.71%	5.81%

5 Bottom Performers – Sectors*

		Fund Weighting	MSCI EAFE®
	Fund Contribution	(Average % of Equity)	Index Weighting

Consumer Discretionary	–0.78%	15.68%	12.38%
Consumer Staples	–0.60%	9.69%	11.17%
Financials	–0.52%	27.20%	25.82%
Materials	–0.46%	11.01%	7.58%
Telecommunication Services	–0.07%	1.37%	4.98%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Janus Investment Fund | 3

Janus International Equity Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of March 31, 2015

Volkswagen AG Automobiles	3.3%
AIA Group, Ltd. Insurance	3.1%
NGK Spark Plug Co., Ltd. Auto Components	2.9%
Prudential PLC Insurance	2.6%
Panalpina Welttransport Holding AG Air Freight & Logistics	2.6%

14.5%

Asset Allocation – (% of Net Assets)
As of March 31, 2015

Emerging markets comprised 8.5% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of March 31, 2015

As of September 30, 2014

4 | MARCH 31, 2015

(unaudited)

Performance

Average Annual Total Return – for the periods ended March 31, 2015					Expense Ratios – per the January 28, 2015 prospectuses
	Fiscal	One	Five	Since	Total Annual Fund
	Year-to-Date	Year	Year	Inception*	Operating Expenses

Janus International Equity Fund – Class A Shares
NAV	1.43%	0.09%	6.13%	4.77%	1.10%
MOP	–4.38%	–5.63%	4.88%	4.03%

Janus International Equity Fund – Class C Shares
NAV	1.00%	–0.66%	5.28%	3.89%	1.90%
CDSC	0.04%	–1.60%	5.28%	3.89%

Janus International Equity Fund – Class D Shares(1)	1.67%	0.40%	6.36%	4.98%	0.91%

Janus International Equity Fund – Class I Shares	1.58%	0.39%	6.47%	5.06%	0.80%

Janus International Equity Fund – Class N Shares	1.64%	0.44%	6.47%	5.06%	0.75%

Janus International Equity Fund – Class R Shares	1.27%	–0.31%	5.72%	4.27%	1.50%

Janus International Equity Fund – Class S Shares	1.37%	–0.07%	6.28%	4.92%	1.25%

Janus International Equity Fund – Class T Shares	1.48%	0.21%	6.27%	4.87%	1.00%

MSCI EAFE® Index	1.13%	–0.92%	6.16%	2.08%

MSCI All Country World ex-U.S. IndexSM	–0.51%	–1.01%	4.82%	2.37%

Morningstar Quartile – Class I Shares	–	3rd	3rd	1st

Morningstar Ranking – based on total return for Foreign Large Growth Funds	–	207/351	182/314	13/269

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

See important disclosures on the next page.

Janus Investment Fund | 5

Janus International Equity Fund (unaudited)

This Fund has a performance-based management fee that may adjust up or down based on the Fund’s performance.

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Foreign securities are subject to additional risks including currency fluctuations, political and economic uncertainty, increased volatility and differing financial and information reporting standards, all of which are magnified in emerging markets.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class I Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009, after the reorganization of each class of the predecessor fund into corresponding shares of the Fund. Performance shown for each class for periods prior to July 6, 2009, reflects the historical performance of each corresponding class of the predecessor fund prior to the reorganization, calculated using the fees and expenses of the corresponding class of the predecessor fund respectively, net of any applicable fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the historical performance of the Fund’s Class I Shares calculated using the fees and expenses of Class D Shares, without the effect of any fee and expense limitations or waivers.

Class N Shares commenced operations on May 31, 2012. Performance shown for periods prior to May 31, 2012 reflects the historical performance of the Fund’s Class I Shares, calculated using the fees and expenses of Class I Shares, net of any applicable fee and expense limitations or waivers.

Class T Shares commenced operations on July 6, 2009. Performance shown for Class T Shares for periods prior to July 6, 2009, reflects the historical performance of the predecessor fund’s Class I Shares, calculated using the fees and expenses of Class T Shares, without the effect of any fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2015 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*	The predecessor Fund’s inception date — November 28, 2006
(1)	Closed to new investors.

6 | MARCH 31, 2015

(unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(10/1/14)	(3/31/15)	(10/1/14 - 3/31/15)†	(10/1/14)	(3/31/15)	(10/1/14 - 3/31/15)†	(10/1/14 - 3/31/15)

Class A Shares	$1,000.00	$1,014.30	$5.37	$1,000.00	$1,019.60	$5.39	1.07%

Class C Shares	$1,000.00	$1,010.00	$9.32	$1,000.00	$1,015.66	$9.35	1.86%

Class D Shares	$1,000.00	$1,016.70	$3.97	$1,000.00	$1,020.99	$3.98	0.79%

Class I Shares	$1,000.00	$1,015.80	$4.02	$1,000.00	$1,020.94	$4.03	0.80%

Class N Shares	$1,000.00	$1,016.40	$3.67	$1,000.00	$1,021.29	$3.68	0.73%

Class R Shares	$1,000.00	$1,012.70	$7.43	$1,000.00	$1,017.55	$7.44	1.48%

Class S Shares	$1,000.00	$1,013.70	$6.18	$1,000.00	$1,018.80	$6.19	1.23%

Class T Shares	$1,000.00	$1,014.80	$4.92	$1,000.00	$1,020.04	$4.94	0.98%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund | 7

Janus International Equity Fund

Schedule of Investments (unaudited)

As of March 31, 2015

Shares		Value
Common Stocks – 93.5%
Air Freight & Logistics – 3.4%
52,027	Panalpina Welttransport Holding AG	$7,592,035
350,411	TNT Express NV	2,227,474

		9,819,509
Auto Components – 3.5%
34,584	Hella KGaA Hueck & Co.*	1,664,301
313,600	NGK Spark Plug Co., Ltd.	8,437,778

		10,102,079
Beverages – 4.6%
210,407	Diageo PLC	5,800,795
140,775	SABMiller PLC	7,365,560

		13,166,355
Capital Markets – 1.7%
137,753	Deutsche Bank AG	4,792,017
Chemicals – 4.7%
824,579	Alent PLC	4,556,759
25,996	LyondellBasell Industries NV – Class A	2,282,449
102,200	Shin-Etsu Chemical Co., Ltd.	6,681,587

		13,520,795
Commercial Banks – 10.9%
1,708,995	Banca Popolare di Milano Scarl*	1,723,870
508,705	Banco Bilbao Vizcaya Argentaria SA	5,133,055
493,800	Bangkok Bank PCL (NVDR)	2,797,254
87,742	BNP Paribas SA	5,335,511
270,301	HSBC Holdings PLC	2,299,992
517,832	ICICI Bank, Ltd.	2,608,888
49,689	Intesa Sanpaolo SpA	168,593
1,116,607	Lloyds Banking Group PLC*	1,295,843
452,400	Seven Bank, Ltd.	2,234,495
67,917	Societe Generale SA	3,283,139
261,450	Turkiye Halk Bankasi A/S	1,289,353
502,860	UniCredit SpA	3,410,307

		31,580,300
Electrical Equipment – 1.9%
72,420	Schneider Electric SE	5,632,284
Electronic Equipment, Instruments & Components – 2.4%
68,760	Hexagon AB – Class B	2,446,519
8,100	Keyence Corp.	4,424,848

		6,871,367
Food Products – 1.3%
87,092	Unilever NV	3,642,867
Health Care Equipment & Supplies – 2.2%
55,015	Essilor International SA	6,316,113
Hotels, Restaurants & Leisure – 0.7%
1,183,000	Melco International Development, Ltd.	1,996,910
Household Durables – 2.1%
457,000	Sekisui Chemical Co., Ltd.	5,935,645
Household Products – 2.1%
72,468	Reckitt Benckiser Group PLC	6,209,952
Information Technology Services – 0.9%
2,361,000	TravelSky Technology, Ltd. – Class H	2,716,672
Insurance – 5.7%
1,424,600	AIA Group, Ltd.	8,928,975
307,537	Prudential PLC	7,613,630

		16,542,605
Internet Software & Services – 1.9%
33,423	Alibaba Group Holding, Ltd. (ADR)*	2,782,131
330,115	Auto Trader Group PLC*	1,232,631
85,500	Tencent Holdings, Ltd.	1,616,398

		5,631,160
Media – 2.1%
120,477	Liberty Global PLC – Class A*	6,200,951
Metals & Mining – 6.3%
54,648	APERAM SA*	2,193,873
1,505,807	Glencore PLC*	6,338,554
372,579	Outokumpu Oyj*	2,961,846
195,000	Sumitomo Metal Mining Co., Ltd.	2,854,848
143,391	ThyssenKrupp AG	3,764,687

		18,113,808
Multi-Utilities – 1.0%
164,500	Suez Environment Co.	2,824,369
Oil, Gas & Consumable Fuels – 5.3%
521,100	Inpex Corp.	5,749,992
22,464	Koninklijke Vopak NV	1,241,239
64,850	MEG Energy Corp.*	1,047,719
78,137	PrairieSky Royalty, Ltd.	1,843,599
90,440	Royal Dutch Shell PLC – Class A	2,700,415
57,591	Total SA	2,864,816

		15,447,780
Pharmaceuticals – 7.7%
33,916	Bayer AG	5,095,323
1,198,297	Indivior PLC*	3,371,115
105,763	Novo Nordisk A/S – Class B	5,660,196
22,109	Roche Holding AG	6,098,278
25,372	Shire PLC	2,017,312

		22,242,224
Real Estate Investment Trusts (REITs) – 1.1%
2,197	Mori Hills REIT Investment Corp.	3,095,868
Real Estate Management & Development – 5.1%
420,118	Countrywide PLC	3,197,050
385,947	Dalian Wanda Commercial Properties Co., Ltd. – Class H*	2,388,607
353,167	Kennedy Wilson Europe Real Estate PLC	5,754,725
148,000	Mitsubishi Estate Co., Ltd.	3,435,627

		14,776,009
Semiconductor & Semiconductor Equipment – 4.7%
359,821	ARM Holdings PLC	5,890,383
164,267	Sumco Corp.	2,762,948
1,046,000	Taiwan Semiconductor Manufacturing Co., Ltd.	4,853,504

		13,506,835
Specialty Retail – 1.5%
1,516,492	L’Occitane International SA	4,325,189
Textiles, Apparel & Luxury Goods – 3.8%
78,103	Cie Financiere Richemont SA	6,289,644
1,391,500	Samsonite International SA	4,823,545

		11,113,189

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8 | MARCH 31, 2015

Schedule of Investments (unaudited)

As of March 31, 2015

Shares		Value
Thrifts & Mortgage Finance – 0.7%
91,212	Housing Development Finance Corp., Ltd.	$1,917,207
Tobacco – 0.6%
308,876	ITC, Ltd.	1,606,763
Trading Companies & Distributors – 2.3%
110,822	Brenntag AG	6,642,891
Wireless Telecommunication Services – 1.3%
1,185,420	Vodafone Group PLC	3,873,469

Total Common Stocks (cost $243,390,197)		270,163,182
Preferred Stocks – 3.3%
Automobiles – 3.3%
35,690	Volkswagen AG (cost $8,957,092)	9,496,187
Rights – 0%
Commercial Banks – 0%
508,705	Banco Bilbao Vizcaya Argentaria SA* (cost $72,064)	73,285
Investment Companies – 1.4%
Money Markets – 1.4%
3,949,000	Janus Cash Liquidity Fund LLC, 0.1097%°°,£ (cost $3,949,000)	3,949,000

Total Investments (total cost $256,368,353) – 98.2%		283,681,654

Cash, Receivables and Other Assets, net of Liabilities – 1.8%		5,088,265

Net Assets – 100%		$288,769,919

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

United Kingdom	$69,518,185	24.5%
Japan	45,613,636	16.1
France	32,775,294	11.6
Germany	31,455,406	11.1
Switzerland	19,979,957	7.0
Hong Kong	15,749,430	5.5
United States	12,432,400	4.4
China	9,503,808	3.3
Netherlands	7,111,580	2.5
India	6,132,858	2.2
Denmark	5,660,196	2.0
Italy	5,302,770	1.9
Spain	5,206,340	1.8
Taiwan	4,853,504	1.7
Finland	2,961,846	1.0
Canada	2,891,318	1.0
Thailand	2,797,254	1.0
Sweden	2,446,519	0.9
Turkey	1,289,353	0.5

Total	$283,681,654	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund | 9

Notes to Schedule of Investments and Other Information (unaudited)

MSCI All Country World ex-U.S. IndexSM	An unmanaged, free float-adjusted market capitalization weighted index composed of stocks of companies located in countries throughout the world, excluding the United States. It is designed to measure equity market performance in global developed and emerging markets outside the United States. The index includes reinvestment of dividends, net of foreign withholding taxes.

MSCI EAFE® Index	A free float-adjusted market capitalization weighted index designed to measure developed market equity performance. The MSCI EAFE® Index is composed of companies representative of the market structure of developed market countries. The index includes reinvestment of dividends, net of foreign withholding taxes.

ADR	American Depositary Receipt

LLC	Limited Liability Company

NVDR	Non-Voting Depositary Receipt

PCL	Public Company Limited

PLC	Public Limited Company

*	Non-income producing security.

°°	Rate shown is the 7-day yield as of March 31, 2015.

£	The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Fund’s relative ownership, the following securities were considered affiliated companies for all or some portion of the period ended March 31, 2015. Unless otherwise indicated, all information in the table is for the period ended March 31, 2015.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 9/30/14	Purchases	Sales	at 3/31/15	Gain/(Loss)	Income	at 3/31/15

Janus International Equity Fund
Janus Cash Liquidity Fund LLC	4,524,322	49,968,795	(50,544,117)	3,949,000	$–	$1,340	$3,949,000

10 | MARCH 31, 2015

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2015. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of March 31, 2015)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Janus International Equity Fund
Assets
Investments in Securities:
Common Stocks
Air Freight & Logistics	$–	$9,819,509	$–
Auto Components	–	10,102,079	–
Beverages	–	13,166,355	–
Capital Markets	–	4,792,017	–
Chemicals	2,282,449	11,238,346	–
Commercial Banks	–	31,580,300	–
Electrical Equipment	–	5,632,284	–
Electronic Equipment, Instruments & Components	–	6,871,367	–
Food Products	–	3,642,867	–
Health Care Equipment & Supplies	–	6,316,113	–
Hotels, Restaurants & Leisure	–	1,996,910	–
Household Durables	–	5,935,645	–
Household Products	–	6,209,952	–
Information Technology Services	–	2,716,672	–
Insurance	–	16,542,605	–
Internet Software & Services	4,014,762	1,616,398	–
Media	6,200,951	–	–
Metals & Mining	–	18,113,808	–
Multi-Utilities	–	2,824,369	–
Oil, Gas & Consumable Fuels	2,891,318	12,556,462	–
Pharmaceuticals	–	22,242,224	–
Real Estate Investment Trusts (REITs)	–	3,095,868	–
Real Estate Management & Development	–	14,776,009	–
Semiconductor & Semiconductor Equipment	–	13,506,835	–
Specialty Retail	–	4,325,189	–
Textiles, Apparel & Luxury Goods	–	11,113,189	–
Thrifts & Mortgage Finance	–	1,917,207	–
Tobacco	–	1,606,763	–
Trading Companies & Distributors	–	6,642,891	–
Wireless Telecommunication Services	–	3,873,469	–

Preferred Stocks	–	9,496,187	–

Rights	73,285	–	–

Investment Companies	–	3,949,000	–

Total Assets	$15,462,765	$268,218,889	$–

Janus Investment Fund | 11

Statement of Assets and Liabilities

As of March 31, 2015 (unaudited)	Janus International Equity Fund

Assets:
Investments, at cost	$256,368,353
Unaffiliated investments, at value	$279,732,654
Affiliated investments, at value	3,949,000
Cash denominated in foreign currency(1)	5,744
Non-interested Trustees’ deferred compensation	5,679
Receivables:
Investments sold	6,538,968
Fund shares sold	327,391
Dividends	640,422
Dividends from affiliates	40
Foreign dividend tax reclaim	445,749
Other assets	2,533
Total Assets	291,648,180
Liabilities:
Due to custodian	57,081
Payables:
Investments purchased	2,008,145
Fund shares repurchased	513,465
Advisory fees	137,000
Fund administration fees	2,461
Transfer agent fees and expenses	27,440
12b-1 Distribution and shareholder servicing fees	27,397
Non-interested Trustees’ fees and expenses	1,832
Non-interested Trustees’ deferred compensation fees	5,679
Foreign tax liability	2,480
Accrued expenses and other payables	95,281
Total Liabilities	2,878,261
Net Assets	$288,769,919

See footnotes at the end of the Statement.
See Notes to Financial Statements.

12 | MARCH 31, 2015

As of March 31, 2015 (unaudited)	Janus International Equity Fund

Net Assets Consist of:
Capital (par value and paid-in surplus)	$262,137,684
Undistributed net investment income/(loss)	(723,752)
Undistributed net realized gain/(loss) from investments and foreign currency transactions	78,895
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation(2)	27,277,092
Total Net Assets	$288,769,919
Net Assets - Class A Shares	$47,263,403
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,680,195
Net Asset Value Per Share(3)	$12.84
Maximum Offering Price Per Share(4)	$13.62
Net Assets - Class C Shares	$15,083,625
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,199,017
Net Asset Value Per Share(3)	$12.58
Net Assets - Class D Shares	$20,779,670
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,625,372
Net Asset Value Per Share	$12.78
Net Assets - Class I Shares	$68,279,289
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5,339,790
Net Asset Value Per Share	$12.79
Net Assets - Class N Shares	$111,278,452
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	8,711,581
Net Asset Value Per Share	$12.77
Net Assets - Class R Shares	$4,320,026
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	342,579
Net Asset Value Per Share	$12.61
Net Assets - Class S Shares	$12,484,934
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	947,999
Net Asset Value Per Share	$13.17
Net Assets - Class T Shares	$9,280,520
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	731,262
Net Asset Value Per Share	$12.69

(1)	Includes cost of $5,860.
(2)	Net of foreign tax on investments of $2,480.
(3)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(4)	Maximum offering price is computed at 100/94.25 of net asset value.
See Notes to Financial Statements.

Janus Investment Fund | 13

Statement of Operations

For the period ended March 31, 2015 (unaudited)	Janus International Equity Fund

Investment Income:
Dividends	$1,727,544
Dividends from affiliates	1,340
Other income	12
Foreign tax withheld	(110,715)
Total Investment Income	1,618,181
Expenses:
Advisory fees	903,803
12b-1 Distribution and shareholder servicing fees:
Class A Shares	60,524
Class C Shares	76,647
Class R Shares	10,087
Class S Shares	15,239
Transfer agent administrative fees and expenses:
Class D Shares	12,285
Class R Shares	5,044
Class S Shares	15,239
Class T Shares	11,095
Transfer agent networking and omnibus fees:
Class A Shares	18,618
Class C Shares	9,041
Class I Shares	23,941
Other transfer agent fees and expenses:
Class A Shares	3,004
Class C Shares	1,230
Class D Shares	3,623
Class I Shares	1,624
Class N Shares	227
Class R Shares	107
Class S Shares	344
Class T Shares	81
Shareholder reports expense	4,891
Registration fees	65,339
Custodian fees	23,873
Professional fees	33,557
Non-interested Trustees’ fees and expenses	3,262
Fund administration fees	11,943
Other expenses	257
Total Expenses	1,314,925
Net Expenses	1,314,925
Net Investment Income/(Loss)	303,256
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	1,901,774
Total Net Realized Gain/(Loss) on Investments	1,901,774
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	1,588,485
Total Change in Unrealized Net Appreciation/Depreciation	1,588,485
Net Increase/(Decrease) in Net Assets Resulting from Operations	$3,793,515

See Notes to Financial Statements.

14 | MARCH 31, 2015

Statements of Changes in Net Assets

	Janus International
	Equity Fund
For the period ended March 31 (unaudited) and the year ended September 30	2015	2014

Operations:
Net investment income/(loss)	$303,256	$4,608,069
Net realized gain/(loss) on investments	1,901,774	27,481,407
Change in unrealized net appreciation/depreciation	1,588,485	(23,132,570)
Net Increase/(Decrease) in Net Assets Resulting from Operations	3,793,515	8,956,906
Dividends and Distributions to Shareholders:
Net Investment Income
Class A Shares	(878,083)	(331,303)
Class C Shares	(162,619)	–
Class D Shares	(421,618)	(211,368)
Class I Shares	(1,547,184)	(550,553)
Class N Shares	(2,419,928)	(1,168,608)
Class R Shares	(69,920)	(8,810)
Class S Shares	(216,419)	(64,977)
Class T Shares	(170,989)	(77,503)
Net Realized Gain from Investment Transactions
Class A Shares	(2,044,383)	–
Class C Shares	(668,422)	–
Class D Shares	(879,285)	–
Class I Shares	(3,015,600)	–
Class N Shares	(4,612,882)	–
Class R Shares	(171,667)	–
Class S Shares	(509,157)	–
Class T Shares	(375,771)	–
Net Decrease from Dividends and Distributions to Shareholders	(18,163,927)	(2,413,122)
Capital Share Transactions:
Shares Sold
Class A Shares	3,699,739	23,762,718
Class C Shares	1,466,517	5,316,918
Class D Shares	2,275,980	5,561,849
Class I Shares	11,909,129	50,034,520
Class N Shares	3,731,546	7,310,815
Class R Shares	1,102,669	2,364,001
Class S Shares	2,246,293	8,169,141
Class T Shares	1,094,712	3,394,456
Reinvested Dividends and Distributions
Class A Shares	2,784,070	314,124
Class C Shares	603,837	–
Class D Shares	1,269,590	208,004
Class I Shares	3,545,835	448,039
Class N Shares	7,032,810	1,168,608
Class R Shares	241,587	8,810
Class S Shares	710,550	64,285
Class T Shares	537,714	77,406
Shares Repurchased
Class A Shares	(8,805,506)	(20,290,836)
Class C Shares	(2,963,690)	(3,505,743)
Class D Shares	(3,899,732)	(5,736,065)
Class I Shares	(25,667,997)	(20,160,907)
Class N Shares	(6,748,841)	(9,495,134)
Class R Shares	(759,747)	(452,080)
Class S Shares	(3,160,672)	(3,078,851)
Class T Shares	(876,351)	(5,061,456)

See Notes to Financial Statements.

Janus Investment Fund | 15

Statements of Changes in Net Assets  (continued)

	Janus International
	Equity Fund
For the period ended March 31 (unaudited) and the year ended September 30	2015	2014

Net Increase/(Decrease) from Capital Share Transactions	(8,629,958)	40,422,622
Net Increase/(Decrease) in Net Assets	(23,000,370)	46,966,406
Net Assets:
Beginning of period	311,770,289	264,803,883
End of period	$288,769,919	$311,770,289

Undistributed Net Investment Income/(Loss)	$(723,752)	$4,859,752

See Notes to Financial Statements.

16 | MARCH 31, 2015

Financial Highlights

Class A Shares

For a share outstanding during the period ended March 31, 2015	Janus International Equity Fund
(unaudited) and each year ended September 30	2015	2014	2013	2012	2011	2010

Net Asset Value, Beginning of Period	$13.49	$13.16	$10.60	$9.41	$10.90	$9.65
Income/(Loss) from Investment Operations:
Net investment income/(loss)	–(1)(2)	0.19(1)	0.12	0.14	0.14	0.06
Net gain/(loss) on investments (both realized and unrealized)	0.15	0.23	2.54	1.17	(1.57)	1.20
Total from Investment Operations	0.15	0.42	2.66	1.31	(1.43)	1.26
Less Distributions:
Dividends (from net investment income)	(0.24)	(0.09)	(0.10)	(0.12)	(0.06)	(0.01)
Distributions (from capital gains)	(0.56)	–	–	–	–	–
Redemption fees	N/A	N/A	N/A	–(3)	–	–(3)
Total Distributions	(0.80)	(0.09)	(0.10)	(0.12)	(0.06)	(0.01)
Net Asset Value, End of Period	$12.84	$13.49	$13.16	$10.60	$9.41	$10.90
Total Return*	1.43%	3.22%	25.26%	14.06%	(13.21)%	13.04%
Net Assets, End of Period (in thousands)	$47,263	$51,903	$46,617	$45,259	$51,188	$75,583
Average Net Assets for the Period (in thousands)	$48,552	$54,632	$45,869	$49,289	$76,011	$68,357
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets**	1.07%	1.10%	1.16%	1.31%	1.22%	1.34%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets**	1.07%	1.10%	1.16%	1.31%	1.22%	1.34%
Ratio of Net Investment Income/(Loss) to Average Net Assets**	0.04%	1.36%	0.88%	1.01%	1.02%	0.76%
Portfolio Turnover Rate	30%	57%	74%	57%	77%	132%

Class C Shares

For a share outstanding during the period ended March 31, 2015	Janus International Equity Fund
(unaudited) and each year ended September 30	2015	2014	2013	2012	2011	2010

Net Asset Value, Beginning of Period	$13.18	$12.87	$10.37	$9.19	$10.68	$9.52
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.05)(1)	0.07(1)	–(2)	0.02	0.02	(0.02)
Net gain/(loss) on investments (both realized and unrealized)	0.15	0.24	2.51	1.18	(1.51)	1.18
Total from Investment Operations	0.10	0.31	2.51	1.20	(1.49)	1.16
Less Distributions:
Dividends (from net investment income)	(0.14)	–	(0.01)	(0.02)	–	–
Distributions (from capital gains)	(0.56)	–	–	–	–	–
Redemption fees	N/A	N/A	N/A	–(3)	–	–(3)
Total Distributions	(0.70)	–	(0.01)	(0.02)	–	–
Net Asset Value, End of Period	$12.58	$13.18	$12.87	$10.37	$9.19	$10.68
Total Return*	1.00%	2.41%	24.26%	13.11%	(13.95)%	12.18%
Net Assets, End of Period (in thousands)	$15,084	$16,700	$14,574	$14,108	$15,027	$21,096
Average Net Assets for the Period (in thousands)	$15,371	$16,391	$14,616	$14,752	$20,507	$18,979
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets**	1.86%	1.90%	1.99%	2.13%	1.98%	2.13%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets**	1.86%	1.90%	1.99%	2.13%	1.98%	2.13%
Ratio of Net Investment Income/(Loss) to Average Net Assets**	(0.76)%	0.56%	0.07%	0.18%	0.26%	(0.04)%
Portfolio Turnover Rate	30%	57%	74%	57%	77%	132%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Per share amounts are calculated based on average shares outstanding during the year or period.
(2)	Less than $0.005 on a per share basis.
(3)	Redemption fees aggregated less than $0.005 on a per share basis. Redemption fees were eliminated effective April 2, 2012.

See Notes to Financial Statements.

Janus Investment Fund | 17

Financial Highlights  (continued)

Class D Shares

For a share outstanding during the period ended March 31, 2015	Janus International Equity Fund
(unaudited) and each year or period ended September 30	2015	2014	2013	2012	2011	2010(1)

Net Asset Value, Beginning of Period	$13.44	$13.12	$10.56	$9.40	$10.91	$9.71
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.02(2)	0.21(2)	0.14	0.13	0.12	0.03
Net gain/(loss) on investments (both realized and unrealized)	0.15	0.23	2.54	1.18	(1.54)	1.16
Total from Investment Operations	0.17	0.44	2.68	1.31	(1.42)	1.19
Less Distributions:
Dividends (from net investment income)	(0.27)	(0.12)	(0.12)	(0.15)	(0.10)	–
Distributions (from capital gains)	(0.56)	–	–	–	–	–
Redemption fees	N/A	N/A	N/A	–(3)	0.01	0.01
Total Distributions	(0.83)	(0.12)	(0.12)	(0.15)	(0.09)	0.01
Net Asset Value, End of Period	$12.78	$13.44	$13.12	$10.56	$9.40	$10.91
Total Return*	1.67%	3.39%	25.57%	14.08%	(13.07)%	12.36%
Net Assets, End of Period (in thousands)	$20,780	$22,197	$21,548	$12,927	$8,146	$5,558
Average Net Assets for the Period (in thousands)	$20,532	$23,448	$18,086	$11,089	$8,914	$2,807
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets**	0.79%	0.91%	0.96%	1.26%	1.15%	1.16%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets**	0.79%	0.91%	0.96%	1.26%	1.15%	1.16%
Ratio of Net Investment Income/(Loss) to Average Net Assets**	0.32%	1.51%	1.17%	1.17%	1.12%	1.10%
Portfolio Turnover Rate	30%	57%	74%	57%	77%	132%

Class I Shares

For a share outstanding during the period ended March 31,	Janus International Equity Fund
2015 (unaudited) and each year ended September 30	2015	2014	2013	2012	2011	2010

Net Asset Value, Beginning of Period	$13.47	$13.14	$10.57	$9.41	$10.90	$9.65
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.02(2)	0.24(2)	0.20	0.26	0.16	0.09
Net gain/(loss) on investments (both realized and unrealized)	0.15	0.22	2.50	1.07	(1.55)	1.20
Total from Investment Operations	0.17	0.46	2.70	1.33	(1.39)	1.29
Less Distributions:
Dividends (from net investment income)	(0.29)	(0.13)	(0.13)	(0.17)	(0.10)	(0.04)
Distributions (from capital gains)	(0.56)	–	–	–	–	–
Redemption fees	N/A	N/A	N/A	–(3)	–(3)	–(3)
Total Distributions	(0.85)	(0.13)	(0.13)	(0.17)	(0.10)	(0.04)
Net Asset Value, End of Period	$12.79	$13.47	$13.14	$10.57	$9.41	$10.90
Total Return*	1.58%	3.54%	25.74%	14.33%	(12.93)%	13.44%
Net Assets, End of Period (in thousands)	$68,279	$82,290	$51,080	$54,979	$111,307	$131,905
Average Net Assets for the Period (in thousands)	$72,213	$69,670	$50,216	$107,482	$142,120	$110,413
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets**	0.80%	0.80%	0.86%	0.99%	0.90%	0.99%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets**	0.80%	0.80%	0.86%	0.99%	0.90%	0.99%
Ratio of Net Investment Income/(Loss) to Average Net Assets**	0.30%	1.72%	1.18%	1.41%	1.36%	1.13%
Portfolio Turnover Rate	30%	57%	74%	57%	77%	132%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Period from February 16, 2010 (inception date) through September 30, 2010.
(2)	Per share amounts are calculated based on average shares outstanding during the year or period.
(3)	Redemption fees aggregated less than $0.005 on a per share basis. Redemption fees were eliminated effective April 2, 2012.

See Notes to Financial Statements.

18 | MARCH 31, 2015

Class N Shares

For a share outstanding during the period ended March 31, 2015 (unaudited) and	Janus International Equity Fund
each year or period ended September 30	2015	2014	2013	2012(1)

Net Asset Value, Beginning of Period	$13.45	$13.13	$10.58	$9.59
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.03(2)	0.23(2)	0.16	0.04
Net gain/(loss) on investments (both realized and unrealized)	0.14	0.23	2.54	0.95
Total from Investment Operations	0.17	0.46	2.70	0.99
Less Distributions:
Dividends (from net investment income)	(0.29)	(0.14)	(0.15)	–
Distributions (from capital gains)	(0.56)	–	–	–
Total Distributions	(0.85)	(0.14)	(0.15)	–
Net Asset Value, End of Period	$12.77	$13.45	$13.13	$10.58
Total Return*	1.64%	3.52%	25.78%	10.32%
Net Assets, End of Period (in thousands)	$111,278	$112,593	$110,785	$66,213
Average Net Assets for the Period (in thousands)	$109,274	$115,799	$87,061	$59,567
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets**	0.73%	0.75%	0.80%	0.91%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets**	0.73%	0.75%	0.80%	0.91%
Ratio of Net Investment Income/(Loss) to Average Net Assets**	0.40%	1.65%	1.36%	1.19%
Portfolio Turnover Rate	30%	57%	74%	57%

Class R Shares

For a share outstanding during the period ended March 31, 2015	Janus International Equity Fund
(unaudited) and each year ended September 30	2015	2014	2013	2012	2011	2010

Net Asset Value, Beginning of Period	$13.27	$12.97	$10.50	$9.30	$10.79	$9.58
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.02)(2)	0.14(2)	0.05	(0.03)	0.10	0.03
Net gain/(loss) on investments (both realized and unrealized)	0.15	0.21	2.54	1.29	(1.56)	1.18
Total from Investment Operations	0.13	0.35	2.59	1.26	(1.46)	1.21
Less Distributions:
Dividends (from net investment income)	(0.23)	(0.05)	(0.12)	(0.06)	(0.03)	–
Distributions (from capital gains)	(0.56)	–	–	–	–	–
Redemption fees	N/A	N/A	N/A	–(3)	–(3)	–(3)
Total Distributions	(0.79)	(0.05)	(0.12)	(0.06)	(0.03)	–
Net Asset Value, End of Period	$12.61	$13.27	$12.97	$10.50	$9.30	$10.79
Total Return*	1.27%	2.74%	24.81%	13.63%	(13.58)%	12.63%
Net Assets, End of Period (in thousands)	$4,320	$3,906	$1,982	$1,552	$568	$764
Average Net Assets for the Period (in thousands)	$4,046	$2,798	$1,768	$665	$902	$672
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets**	1.48%	1.50%	1.56%	1.70%	1.63%	1.71%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets**	1.48%	1.50%	1.56%	1.70%	1.63%	1.71%
Ratio of Net Investment Income/(Loss) to Average Net Assets**	(0.33)%	1.03%	0.51%	0.69%	0.63%	0.41%
Portfolio Turnover Rate	30%	57%	74%	57%	77%	132%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Period from May 31, 2012 (inception date) through September 30, 2012.
(2)	Per share amounts are calculated based on average shares outstanding during the year or period.
(3)	Redemption fees aggregated less than $0.005 on a per share basis. Redemption fees were eliminated effective April 2, 2012.

See Notes to Financial Statements.

Janus Investment Fund | 19

Financial Highlights  (continued)

Class S Shares

For a share outstanding during the period ended March 31, 2015	Janus International Equity Fund
(unaudited) and each year ended September 30	2015	2014	2013	2012	2011	2010

Net Asset Value, Beginning of Period	$13.82	$13.51	$10.93	$9.52	$11.04	$9.78
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.01)(1)	0.17(1)	(0.08)	0.22	0.20	0.04
Net gain/(loss) on investments (both realized and unrealized)	0.16	0.24	2.80	1.24	(1.67)	1.23
Total from Investment Operations	0.15	0.41	2.72	1.46	(1.47)	1.27
Less Distributions:
Dividends (from net investment income)	(0.24)	(0.10)	(0.14)	(0.05)	(0.05)	(0.01)
Distributions (from capital gains)	(0.56)	–	–	–	–	–
Redemption fees	N/A	N/A	N/A	–(2)	–(2)	–(2)
Total Distributions	(0.80)	(0.10)	(0.14)	(0.05)	(0.05)	(0.01)
Net Asset Value, End of Period	$13.17	$13.82	$13.51	$10.93	$9.52	$11.04
Total Return*	1.37%	3.05%	25.13%	15.44%	(13.41)%	13.03%
Net Assets, End of Period (in thousands)	$12,485	$13,253	$8,045	$3,173	$2,865	$6,363
Average Net Assets for the Period (in thousands)	$12,225	$10,466	$5,131	$2,714	$5,948	$5,510
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets**	1.23%	1.25%	1.30%	1.01%(3)	1.38%	1.46%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets**	1.23%	1.25%	1.30%	1.00%(3)	1.38%	1.46%
Ratio of Net Investment Income/(Loss) to Average Net Assets**	(0.11)%	1.19%	0.83%	2.19%	0.84%	0.63%
Portfolio Turnover Rate	30%	57%	74%	57%	77%	132%

Class T Shares

For a share outstanding during the period ended March 31, 2015	Janus International Equity Fund
(unaudited) and each year ended September 30	2015	2014	2013	2012	2011	2010

Net Asset Value, Beginning of Period	$13.35	$13.02	$10.50	$9.34	$10.86	$9.64
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.01(1)	0.20(1)	0.10	0.14	0.11	0.05
Net gain/(loss) on investments (both realized and unrealized)	0.14	0.23	2.55	1.18	(1.53)	1.22
Total from Investment Operations	0.15	0.43	2.65	1.32	(1.42)	1.27
Less Distributions:
Dividends (from net investment income)	(0.25)	(0.10)	(0.13)	(0.16)	(0.10)	(0.05)
Distributions (from capital gains)	(0.56)	–	–	–	–	–
Redemption fees	N/A	N/A	N/A	–(2)	–(2)	–(2)
Total Distributions	(0.81)	(0.10)	(0.13)	(0.16)	(0.10)	(0.05)
Net Asset Value, End of Period	$12.69	$13.35	$13.02	$10.50	$9.34	$10.86
Total Return*	1.48%	3.31%	25.50%	14.25%	(13.23)%	13.22%
Net Assets, End of Period (in thousands)	$9,281	$8,929	$10,173	$11,027	$5,184	$2,137
Average Net Assets for the Period (in thousands)	$8,900	$10,476	$11,504	$6,256	$4,425	$645
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets**	0.98%	1.00%	1.07%	1.19%	1.12%	1.26%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets**	0.98%	0.99%	1.07%	1.19%	1.12%	1.26%
Ratio of Net Investment Income/(Loss) to Average Net Assets**	0.16%	1.46%	1.03%	1.28%	1.13%	1.14%
Portfolio Turnover Rate	30%	57%	74%	57%	77%	132%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Per share amounts are calculated based on average shares outstanding during the year or period.
(2)	Redemption fees aggregated less than $0.005 on a per share basis. Redemption fees were eliminated effective April 2, 2012.
(3)	A non-recurring expense adjustment impacted the Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets and Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets. The ratio would be 1.43% and 1.43%, respectively, without the inclusion of the non-recurring expense adjustment.

See Notes to Financial Statements.

20 | MARCH 31, 2015

Notes to Financial Statements (unaudited)

1.	Organization and Significant Accounting Policies

Janus International Equity Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-seven funds which include multiple series of shares, with differing investment objectives and policies. The Fund invests primarily in equity securities. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans. Class N Shares also are available to Janus proprietary products.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be valued on an amortized cost basis. Securities for which market

Janus Investment Fund | 21

Notes to Financial Statements (unaudited) (continued)

quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary
Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2015 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated

22 | MARCH 31, 2015

daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Fund. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications
In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations
The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions
The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2.	Other Investments and Strategies

Additional Investment Risk
The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets,

Janus Investment Fund | 23

Notes to Financial Statements (unaudited) (continued)

and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. As a result, financial markets in the EU have been subject to increased volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Emerging Market Investing
Within the parameters of its specific investment policies, the Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance. Additionally, foreign and emerging market risks, including, but not limited to, price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent the Fund invests in Chinese local market securities (also known as “A Shares”).

Real Estate Investing
The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are

24 | MARCH 31, 2015

generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

3.	Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s “base” fee rate prior to any performance adjustment (expressed as an annual rate).

Base Fee
Fund	Rate (%)

Janus International Equity Fund	0.68

The investment advisory fee rate is determined by calculating a base fee (shown in the table above) and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate. The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to its benchmark index, as shown below:

Fund	Benchmark Index

Janus International Equity Fund	MSCI EAFE®Index

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets during the applicable performance measurement period.

The Fund’s prospectuses and statement of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment, if applicable. The performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses for the period ended March 31, 2015 is below:

Performance Adjusted
Investment Advisory
Fund	Fee Rate (%)

Janus International Equity Fund	0.62

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any performance adjustments to management fees, the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the transfer agency agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate shown below. Janus Capital has agreed to continue the waiver until at least February 1, 2016.

Expense
Fund	Limit (%)

Janus International Equity Fund	0.95

If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the transfer agency agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are

Janus Investment Fund | 25

Notes to Financial Statements (unaudited) (continued)

disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares, and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares, and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares, and receives reimbursement for its out-of-pocket costs on all other share classes. Included in out-of-pocket expenses are the expenses Janus Services incurs for serving as transfer agent and providing servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, of up to 0.50% of the Class R Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). The Fund also pays for salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. Some expenses related to compensation payable to the Fund’s Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $307,757 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended March 31, 2015. The Fund’s portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in

26 | MARCH 31, 2015

accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of March 31, 2015 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended March 31, 2015 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $135,000 were paid by the Trust to a Trustee under the Deferred Plan during the period ended March 31, 2015.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Fund’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2015 can be found in a table located in the Notes to Schedule of Investments and Other Information.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the period ended March 31, 2015, Janus Distributors retained the following upfront sales charges:

Upfront
Fund (Class A Shares)	Sales Charge

Janus International Equity Fund	$1,161

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the period ended March 31, 2015.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended March 31, 2015, redeeming shareholders of Class C Shares paid the following CDSCs:

Fund (Class C Shares)	CDSC

Janus International Equity Fund	$2,512

As of March 31, 2015, shares of the Fund were owned by Janus Capital and/or other funds advised by Janus Capital, as indicated in the table below:

	% of Class	% of Fund
Fund	Owned	Owned

Janus International Equity Fund - Class A Shares	–%	–%
Janus International Equity Fund - Class C Shares	–	–
Janus International Equity Fund - Class D Shares	–	–
Janus International Equity Fund - Class I Shares	–	–
Janus International Equity Fund - Class N Shares	97	37
Janus International Equity Fund - Class R Shares	–	–
Janus International Equity Fund - Class S Shares	–	–
Janus International Equity Fund - Class T Shares	–	–

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets.

Janus Investment Fund | 27

Notes to Financial Statements (unaudited) (continued)

4.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2015 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships, and investments in passive foreign investment companies.

				Net Tax
	Federal Tax	Unrealized	Unrealized	Appreciation/
Fund	Cost	Appreciation	(Depreciation)	(Depreciation)

Janus International Equity Fund	$257,870,779	$38,992,701	$(13,181,826)	$25,810,875

5.	Capital Share Transactions

For the period ended March 31 (unaudited)	Janus International Equity Fund
and the year ended September 30	2015	2014

Transactions in Fund Shares – Class A Shares:
Shares sold	290,385	1,747,126
Reinvested dividends and distributions	229,898	23,779
Shares repurchased	(687,580)	(1,464,917)
Net Increase/(Decrease) in Fund Shares	(167,297)	305,988
Shares Outstanding, Beginning of Period	3,847,492	3,541,504
Shares Outstanding, End of Period	3,680,195	3,847,492
Transactions in Fund Shares – Class C Shares:
Shares sold	117,547	397,881
Reinvested dividends and distributions	50,785	–
Shares repurchased	(236,850)	(262,837)
Net Increase/(Decrease) in Fund Shares	(68,518)	135,044
Shares Outstanding, Beginning of Period	1,267,535	1,132,491
Shares Outstanding, End of Period	1,199,017	1,267,535
Transactions in Fund Shares – Class D Shares:
Shares sold	179,576	412,731
Reinvested dividends and distributions	105,448	15,830
Shares repurchased	(310,719)	(419,502)
Net Increase/(Decrease) in Fund Shares	(25,695)	9,059
Shares Outstanding, Beginning of Period	1,651,067	1,642,008
Shares Outstanding, End of Period	1,625,372	1,651,067
Transactions in Fund Shares – Class I Shares:
Shares sold	941,350	3,658,534
Reinvested dividends and distributions	294,260	34,046
Shares repurchased	(2,006,217)	(1,469,379)
Net Increase/(Decrease) in Fund Shares	(770,607)	2,223,201
Shares Outstanding, Beginning of Period	6,110,397	3,887,196
Shares Outstanding, End of Period	5,339,790	6,110,397

28 | MARCH 31, 2015

For the period ended March 31 (unaudited)	Janus International Equity Fund
and the year ended September 30	2015	2014

Transactions in Fund Shares – Class N Shares:
Shares sold	292,912	537,345
Reinvested dividends and distributions	584,606	88,935
Shares repurchased	(534,149)	(696,912)
Net Increase/(Decrease) in Fund Shares	343,369	(70,632)
Shares Outstanding, Beginning of Period	8,368,212	8,438,844
Shares Outstanding, End of Period	8,711,581	8,368,212
Transactions in Fund Shares – Class R Shares:
Shares sold	87,952	174,284
Reinvested dividends and distributions	20,284	676
Shares repurchased	(59,875)	(33,559)
Net Increase/(Decrease) in Fund Shares	48,361	141,401
Shares Outstanding, Beginning of Period	294,218	152,817
Shares Outstanding, End of Period	342,579	294,218
Transactions in Fund Shares – Class S Shares:
Shares sold	173,286	574,983
Reinvested dividends and distributions	57,164	4,744
Shares repurchased	(241,438)	(216,238)
Net Increase/(Decrease) in Fund Shares	(10,988)	363,489
Shares Outstanding, Beginning of Period	958,987	595,498
Shares Outstanding, End of Period	947,999	958,987
Transactions in Fund Shares – Class T Shares:
Shares sold	86,881	251,969
Reinvested dividends and distributions	44,922	5,927
Shares repurchased	(69,427)	(370,411)
Net Increase/(Decrease) in Fund Shares	62,376	(112,515)
Shares Outstanding, Beginning of Period	668,886	781,401
Shares Outstanding, End of Period	731,262	668,886

6.	Purchases and Sales of Investment Securities

For the period ended March 31, 2015, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

Janus International Equity Fund	$87,135,585	$117,266,047	$–	$–

7.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to March 31, 2015 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund | 29

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 10, 2014, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2015 through January 1 or February 1, 2016, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services
The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service

30 | MARCH 31, 2015

providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed institutional competitive advantages that should be able to provide superior investment management returns over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds
The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has improved: for the 36 months ended September 30, 2014, approximately 64% of the Funds were in the top two Lipper quartiles of performance, and for the 12 months ended September 30, 2014, approximately 57% of the Funds were in the top two Lipper quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the

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Additional Information (unaudited) (continued)

second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

Value Funds

•	For Perkins International Value Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014.

•	For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

Mathematical Funds

•	For INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH International Managed Volatility Fund (formerly named INTECH International Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund), the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for

32 | MARCH 31, 2015

the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of under-performance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and in the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and that the performance trend was improving.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the first Lipper

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Additional Information (unaudited) (continued)

quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s

34 | MARCH 31, 2015

underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and its limited performance history.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory agreement(s).

Costs of Services Provided
The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the mean management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

In this regard, the independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 19% below the mean total expenses of their respective Lipper Expense Group peers and 29% below the mean total expenses for their Lipper Expense Universes; (3) management fees for the Funds, on average, were 15% below the mean management fees for their Expense Groups and 20% below the mean for their Expense Universes; and (4) Janus fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered how the total expenses for each share class of each Fund compared to the mean total expenses for its Lipper Expense Group peers and to mean total expenses for its Lipper Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus

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Additional Information (unaudited) (continued)

Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) the average spread between management fees charged to the Funds and those charged to Janus Capital’s institutional accounts is reasonable relative to the average spreads seen in the industry; and (4) the retained fee margins implied by Janus Capital’s subadvised fees when compared to its mutual fund fees are reasonable relative to retained fee margins in the industry.

The Trustees considered the fees for each Fund for its fiscal year ended in 2013, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Bond Fund, the Trustees noted that although the Fund’s total expenses were equal to or below the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

•	For Perkins International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also

36 | MARCH 31, 2015

noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Mathematical Funds

•	For INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH International Managed Volatility Fund (formerly named INTECH International Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that

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Additional Information (unaudited) (continued)

Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that, although the Fund’s total expenses were above the peer group mean for its sole share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable limit.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

38 | MARCH 31, 2015

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

In this regard, the independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale
The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that their independent fee consultant had provided analysis of economies of scale during prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, the base contractual management fee rate paid by most of the Funds, before any adjustment for performance, if applicable, was below the mean contractual management fee rate of the Fund’s peer group identified by an independent data provider. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

In this regard, the independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, it could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief

Janus Investment Fund | 39

Additional Information (unaudited) (continued)

that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital
The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

40 | MARCH 31, 2015

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was March 31, 2015. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices.

When comparing the performance of the Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Fund invested in the index.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will

Janus Investment Fund | 41

Useful Information About Your Fund Report (unaudited) (continued)

notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or

42 | MARCH 31, 2015

investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund | 43

Notes

44 | MARCH 31, 2015

Notes

Janus Investment Fund | 45

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC.

Funds distributed by Janus Distributors LLC

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-0515-87358	125-24-93049 05-15

semiannual report
March 31, 2015

Janus Emerging Markets Fund

Janus Investment Fund

highlights

•	Portfolio management perspective
•	Investment strategy behind your fund
•	Fund performance, characteristics and holdings

            Janus Emerging Markets Fund

Janus Emerging Markets Fund (unaudited)

FUND SNAPSHOT We seek to generate strong risk-adjusted returns by investing in stocks with high or expanding profitability at attractive valuations.	Hiroshi Yoh lead co-portfolio manager	Wahid Chammas co-portfolio manager

PERFORMANCE

Janus Emerging Markets Fund’s Class I Shares returned -0.30% for the six-month period ended March 31, 2015. The Fund’s benchmark, the MSCI Emerging Markets Index, returned -2.37%.

MARKET ENVIRONMENT

Emerging market equities declined over the period, in part due to a strengthening of the U.S. dollar, much of which occurred during the latter part of 2014. In fact, emerging market shares largely gained over the past three months, despite having the dollar remain at an elevated level. This is evidence that the oft-cited causal link between emerging market performance and the dollar is not nearly as strong as it is purported to be. What is especially noteworthy is that several emerging market stock indices, especially in Asia, held up during the dollar’s rapid rise. In the turbulent periods of the 1980s and 1990s, a roughly 10% appreciation in the U.S. currency was often enough to sink the prospects of emerging market securities. In the current episode, even as the U.S. dollar recorded double-digit gains against major currencies such as the euro and Japanese yen, emerging market stocks proved more resilient, with China-focused indices recording impressive gains and other Asian markets such as India and Taiwan also firmly in positive territory. Losses for the period were largely concentrated in the commodities producers of Latin America along with Russia, which had the added headwind of economic sanctions. It was a similar story with emerging market currencies as exchange rates against the U.S. dollar for countries including China, India, Taiwan and South Korea recorded mild single-digit losses, in contrast with the sharp fall in the euro and yen. As with equities, Latin American currencies and the Russian ruble fared much worse. The positive development in Asia is owed to substantial improvement in financial positions on both corporate and sovereign balance sheets. Indonesia is a prime example of a country whose currency has depreciated, but company balance sheets have not been stressed. Issuances of local debt, lower overall debt levels and the deployment of hedges, via derivatives or natural, have all made the jobs of senior executives and corporate treasurers much more manageable.

PERFORMANCE DISCUSSION

Led by our selection of industrial and consumer discretionary stocks, the portfolio outperformed its benchmark for the period. Top contributors to portfolio performance were concentrated in Asia, with Cheil Industries, a de facto holding company for conglomerate Samsung, leading the way. The company continued to benefit from the sentiment surrounding its recent initial public offering (IPO). Cheil is structured essentially to aid in transferring ownership of Samsung from one generation of the controlling family to the next. After this period of outperformance, we no longer hold the position in the portfolio.

Another strong contributor was Chinese financial company CITIC Securities. Given its breadth of services, CITIC operates as a proxy for Chinese equities and has benefited from the establishment of the Shanghai-Hong Kong Stock Connect, which has enabled foreigners to invest in much greater volumes in mainland-listed blue-chip companies. CITIC’s stock also rose on several favorable operational metrics, such as higher trading volumes, IPO activity and improving margins.

Staying in China, SAIC Motor Corporation contributed to results as well. The company had been among the cheapest auto companies globally. Its joint ventures with global industry powers Volkswagen and General Motors continue to gain domestic market share. While its own brand continues to register losses, that reality is offset by a highly attractive dividend yield, which has played a role in supporting the stock.

Moving to Europe, Sberbank of Russia was the largest individual detractor. We think this negative sentiment is short-term and rather country specific as opposed to company specific. The company is the leading retail bank in the country and derives very little of its revenue internationally. It is still sustaining double-digit returns on equity even in this difficult environment as it is gaining a

Janus Investment Fund | 1

Janus Emerging Markets Fund (unaudited)

lot of share owing to a “deposit flight-to-quality” on the part of corporates and the broader retail population. They have by far the most robust capital buffers of any financial institution in Russia, and while the still-simmering Ukraine crisis and ruble volatility is not aiding the economy or sentiment short-term, we do think Sberbank will eventually emerge from this crisis with an even stronger competitive moat.

Another detractor was Petroleo Brasileiro (Petrobras). The company was negatively impacted by the period’s extremely weak crude oil environment. Company-specific issues also played a role as a corruption investigation led to extended delays in reporting audited financials results. Still, the company has attractive assets and its downstream operations can break even in the current price environment, but for the upstream divisions, profitability is difficult at current prices.

Turkey’s Ulusoy Elektrik also weighed on performance. The switch maker was adversely impacted by the macroeconomic environment within its country of domicile. Market disappointments with recent political developments, such as pressure exerted on the central bank by government officials, outweighed what should have been the positive benefits of cheap oil. Issues in the country’s near-abroad, such as Syria’s civil war and Iran’s nuclear negotiations, also added to bearishness. These factors overshadowed the favorable profile of Ulusoy: the company has no debt, has a strong net cash position, has generated a robust 20% return on invested capital, and has a sizable payout ratio. In a vote of confidence, management has been buying back stock.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

OUTLOOK

As evidenced by the ascent of the U.S. dollar and the relaxing of monetary policy in China, we must remain vigilant of macroeconomic risks. Yet our primary job is selecting stocks with the greatest prospects of generating sustainable long-term returns. Even as we manage these macro factors, we continue to identify companies with strong management teams and proven track records in generating attractive returns on invested capital. Presently we see promising companies in China and India, with the latter’s environment being aided by market-friendly reforms. We also believe there is opportunity in Taiwanese technology companies. In Latin America, we favor companies not directly tied to the fortunes of commodities. Within Brazil, banking giant Itau stands out as a well-run company dragged down by macro factors. We also have a positive view toward Chilean stocks. We are less bullish on Mexico given relatively high valuations for the country’s equities and its reliance upon crude production as an economic driver. While we aim to pick companies that can thrive despite whatever noise may be emanating from the broader economic environment at any time, the volatility that often accompanies such periods can provide attractive entry and exit points for companies we favor. We will continue to take advantage of such situations to generate returns for our investors.

Thank you for your investment in Janus Emerging Markets Fund.

2 | MARCH 31, 2015

(unaudited)

Janus Emerging Markets Fund At A Glance

5 Top Performers – Holdings

Contribution

Cheil Industries, Inc.	2.26%
CITIC Securities Co., Ltd. – Class A	1.00%
SAIC Motor Corp., Ltd. – Class A	0.81%
Daqin Railway Co., Ltd. – Class A	0.73%
China Pacific Insurance Group Co., Ltd. – Class A	0.67%

5 Bottom Performers – Holdings

Contribution

Sberbank of Russia (ADR)	–0.79%
Petroleo Brasileiro SA (ADR)	–0.53%
Ulusoy Elektrik Imalat Taahhut Ve Ticaret AS	–0.53%
National Bank of Greece SA	–0.47%
Atlas Mara, Ltd.	–0.43%

5 Top Performers – Sectors*

		Fund Weighting	MSCI Emerging Markets
	Fund Contribution	(Average % of Equity)	IndexSM Weighting

Industrials	1.58%	8.95%	6.65%
Consumer Discretionary	1.30%	17.33%	9.13%
Energy	0.82%	4.77%	8.64%
Health Care	0.57%	1.81%	2.25%
Telecommunication Services	0.26%	0.81%	7.63%

5 Bottom Performers – Sectors*

		Fund Weighting	MSCI Emerging Markets
	Fund Contribution	(Average % of Equity)	IndexSM Weighting

Financials	–1.19%	27.57%	28.50%
Information Technology	–0.62%	20.93%	18.00%
Consumer Staples	–0.11%	7.48%	8.22%
Other**	0.00%	4.95%	0.00%
Materials	0.07%	4.34%	7.55%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified Sector.

Janus Investment Fund | 3

Janus Emerging Markets Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of March 31, 2015

Samsung Electronics Co., Ltd. Technology Hardware, Storage & Peripherals	3.8%
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR) Semiconductor & Semiconductor Equipment	3.2%
Tencent Holdings, Ltd. Internet Software & Services	2.3%
Qingdao Haier Co., Ltd. – Class A Household Durables	2.1%
China Pacific Insurance Group Co., Ltd. – Class A Insurance	1.9%

13.3%

Asset Allocation – (% of Net Assets)
As of March 31, 2015

Emerging markets comprised 82.6% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of March 31, 2015

As of September 30, 2014

4 | MARCH 31, 2015

(unaudited)

Performance

				Expense Ratios –
Average Annual Total Return – for the periods ended March 31, 2015				per the January 28, 2015 prospectuses
	Fiscal	One	Since	Total Annual Fund	Net Annual Fund
	Year-to-Date	Year	Inception*	Operating Expenses	Operating Expenses

Janus Emerging Markets Fund – Class A Shares
NAV	–0.51%	2.22%	–2.85%	1.97%	1.47%
MOP	–6.28%	–3.64%	–4.19%

Janus Emerging Markets Fund – Class C Shares
NAV	–0.91%	1.36%	–3.50%	2.68%	2.13%
CDSC	–1.90%	0.36%	–3.50%

Janus Emerging Markets Fund – Class D Shares(1)	–0.31%	2.56%	–2.67%	1.67%	1.17%

Janus Emerging Markets Fund – Class I Shares	–0.30%	2.68%	–2.54%	1.52%	1.01%

Janus Emerging Markets Fund – Class S Shares	–0.62%	2.00%	–2.89%	2.05%	1.52%

Janus Emerging Markets Fund – Class T Shares	–0.49%	2.36%	–2.71%	1.77%	1.27%

MSCI Emerging Markets IndexSM	–2.37%	0.44%	–0.94%

Morningstar Quartile – Class I Shares	–	1st	3rd

Morningstar Ranking – based on total return for Diversified Emerging Markets Funds	–	169/820	332/464

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through February 1, 2016.

See important disclosures on the next page.

Janus Investment Fund | 5

Janus Emerging Markets Fund (unaudited)

This Fund has a performance-based management fee that may adjust up or down based on the Fund’s performance.

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Foreign securities are subject to additional risks including currency fluctuations, political and economic uncertainty, increased volatility and differing financial and information reporting standards, all of which are magnified in emerging markets.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2015 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*	The Fund’s inception date – December 28, 2010
(1)	Closed to new investors.

6 | MARCH 31, 2015

(unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(10/1/14)	(3/31/15)	(10/1/14 - 3/31/15)†	(10/1/14)	(3/31/15)	(10/1/14 - 3/31/15)†	(10/1/14 - 3/31/15)

Class A Shares	$1,000.00	$994.90	$8.06	$1,000.00	$1,016.85	$8.15	1.62%

Class C Shares	$1,000.00	$990.90	$11.81	$1,000.00	$1,013.06	$11.94	2.38%

Class D Shares	$1,000.00	$996.90	$6.57	$1,000.00	$1,018.35	$6.64	1.32%

Class I Shares	$1,000.00	$997.00	$5.78	$1,000.00	$1,019.15	$5.84	1.16%

Class S Shares	$1,000.00	$993.80	$8.20	$1,000.00	$1,016.70	$8.30	1.65%

Class T Shares	$1,000.00	$995.10	$7.01	$1,000.00	$1,017.90	$7.09	1.41%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund | 7

Janus Emerging Markets Fund

Schedule of Investments (unaudited)

As of March 31, 2015

Shares		Value
Common Stocks – 93.6%
Airlines – 0.9%
2,991	Copa Holdings SA – Class A†	$302,001
Auto Components – 0.7%
961	Hyundai Mobis Co., Ltd.	213,373
Automobiles – 5.3%
164,000	Astra International Tbk PT	107,456
130,200	Chongqing Changan Automobile Co., Ltd. – Class Bß	355,546
2,883	Hyundai Motor Co.	437,682
42,100	Jiangling Motors Corp., Ltd. – Class Bß	200,274
122,599	SAIC Motor Corp., Ltd. – Class Aß	493,672
98,157	Yulon Motor Co., Ltd.	133,934

		1,728,564
Beverages – 3.4%
40,700	Fomento Economico Mexicano SAB de CV*	381,909
396,721	LT Group, Inc.	144,458
6,531	SABMiller PLC	342,778
117,793	Vina Concha y Toro SA	242,892

		1,112,037
Capital Markets – 4.5%
68,375	Atlas Mara, Ltd.*	478,625
51,500	CITIC Securities Co., Ltd.	191,024
40,900	CITIC Securities Co., Ltd. – Class Aß	217,872
47,200	GF Securities Co., Ltd.	115,923
14,400	Grupo BTG Pactual	115,220
516,097	Haitong International Securities Group, Ltd.	356,547

		1,475,211
Commercial Banks – 14.7%
459,700	Bank Danamon Indonesia Tbk PT	180,150
298,400	Bank Mandiri Persero Tbk PT	284,484
742,000	China Construction Bank Corp. – Class H	616,636
21,027,830	Corpbanca SA	222,544
2,005	Credicorp, Ltd.	281,963
55,800	Grupo Financiero Banorte SAB de CV	323,871
5,376	Hana Financial Group, Inc.	139,020
42,485	ICICI Bank, Ltd. (ADR)	440,145
715,000	Industrial & Commercial Bank of China, Ltd. – Class H	527,815
43,100	Itau Unibanco Holding SA (ADR)	476,686
192,700	Krung Thai Bank PCL	134,977
91,331	Metropolitan Bank & Trust Co.	199,277
80,223	Sberbank of Russia (ADR)	352,078
8,542	Shinhan Financial Group Co., Ltd.	321,930
50,519	TCS Group Holding PLC (GDR)	121,338
28,797	Turkiye Halk Bankasi A/S	142,014

		4,764,928
Construction & Engineering – 1.5%
1,287,186	Louis XIII Holdings, Ltd.*	481,624
Construction Materials – 0.5%
185,000	BBMG Corp. – Class H	170,527
Diversified Telecommunication Services – 0.5%
5,710	KT Corp.*	149,251
Electric Utilities – 0.6%
76,618	Power Grid Corp. of India, Ltd.	177,744
Electrical Equipment – 1.7%
39,615	Finolex Cables, Ltd.	180,191
90,812	Ulusoy Elektrik Imalat Taahhut Ve Ticaret AS*	381,792

		561,983
Electronic Equipment, Instruments & Components – 4.0%
76,000	Chroma ATE, Inc.	188,449
374,000	E Ink Holdings, Inc.*	171,794
139,568	FIH Mobile, Ltd.*	74,054
88,480	Hon Hai Precision Industry Co., Ltd.	258,695
42,000	Japan Display, Inc.	151,264
33,600	Merry Electronics Co., Ltd.	107,597
160,000	WPG Holdings, Ltd.	205,766
38,100	Zhen Ding Technology Holding, Ltd.	123,956

		1,281,575
Food & Staples Retailing – 2.3%
2,761	PriceSmart, Inc.	234,630
28,280	Shoprite Holdings, Ltd.	382,275
9,080	X5 Retail Group NV (GDR)*	139,302

		756,207
Food Products – 1.8%
12,800	BRF SA	253,938
8,840	Edita Food Industries SAE (GDR)*	108,555
50,610	San Miguel Pure Foods Co., Inc.	231,296

		593,789
Hotels, Restaurants & Leisure – 2.3%
1,549,602	Dubai Parks & Resorts PJSC*	359,382
86,000	Genting Bhd	208,953
10,948	Orascom Development Holding AG*	184,714

		753,049
Household Durables – 2.1%
161,500	Qingdao Haier Co., Ltd. – Class Aß	673,101
Independent Power and Renewable Electricity Producers – 0.5%
64,000	China Resources Power Holdings Co., Ltd.	160,615
Industrial Conglomerates – 1.2%
147,000	CITIC, Ltd.	252,022
306,000	Shun Tak Holdings, Ltd.	147,669

		399,691
Information Technology Services – 2.9%
6,156	Infosys, Ltd.	217,883
16,774	QIWI PLC (ADR)	402,912
407	Samsung SDS Co., Ltd.	97,993
89,659	SONDA SA	211,288

		930,076
Insurance – 3.3%
113,400	China Pacific Insurance Group Co., Ltd. – Class Aß	627,114
562	Samsung Fire & Marine Insurance Co., Ltd.	135,505
3,709	Samsung Life Insurance Co., Ltd.	322,820

		1,085,439
Internet Software & Services – 3.7%
1,589	Alibaba Group Holding, Ltd. (ADR)*,#	132,268
364	NAVER Corp.	219,723
39,000	Tencent Holdings, Ltd.	737,305
7,585	Youku Tudou, Inc. (ADR)*,#	94,813

		1,184,109

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8 | MARCH 31, 2015

Schedule of Investments (unaudited)

As of March 31, 2015

Shares		Value
Machinery – 0.9%
10,416	Daewoo Shipbuilding & Marine Engineering Co., Ltd.	$169,333
13,300	WEG SA	132,554

		301,887
Metals & Mining – 1.3%
68,594	Hindustan Zinc, Ltd.	177,741
529	POSCO	116,020
24,001	Vale SA (ADR)†	135,606

		429,367
Multiline Retail – 2.1%
28,800	El Puerto de Liverpool SAB de CV*	339,926
44,720	SACI Falabella	342,359

		682,285
Oil, Gas & Consumable Fuels – 4.8%
176,600	China Petroleum & Chemical Corp. – Class H	140,872
854,000	China Suntien Green Energy Corp., Ltd. – Class H	206,781
149,000	CNOOC, Ltd.	210,989
14,782	Cobalt International Energy, Inc.*	139,099
109,701	Ophir Energy PLC*	218,668
160,000	PetroChina Co., Ltd. – Class H	177,729
29,559	Petroleo Brasileiro SA (ADR)†,#	177,650
21,221	Reliance Industries, Ltd.	279,914

		1,551,702
Pharmaceuticals – 2.5%
43,800	Dong-E-E-Jiao Co., Ltd.ß	294,770
8,898	Torrent Pharmaceuticals, Ltd.	164,674
34,173	Yunnan Baiyao Group Co., Ltd. – Class Aß	367,342

		826,786
Real Estate Investment Trusts (REITs) – 0.7%
188,222	Emlak Konut Gayrimenkul Yatirim Ortakligi A/S	213,229
Real Estate Management & Development – 2.8%
1,708,600	Belle Corp.	164,231
1,296,794	Central China Real Estate, Ltd.	328,504
66,000	China Overseas Land & Investment, Ltd.	213,494
3,390,000	CSI Properties, Ltd.	120,241
369,700	Siam Future Development PCL*	78,995

		905,465
Road & Rail – 2.3%
210,800	Daqin Railway Co., Ltd. – Class Aß	376,320
49,045	Globaltrans Investment PLC (GDR)	222,007
14,000	Localiza Rent a Car SA	159,275

		757,602
Semiconductor & Semiconductor Equipment – 4.9%
11,000	MediaTek, Inc.	148,715
9,836	SK Hynix, Inc.	402,240
44,290	Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	1,039,929

		1,590,884
Software – 0.9%
9,710	Linx SA	142,118
862	NCSoft Corp.	140,852

		282,970
Specialty Retail – 3.3%
318,000	Baoxin Auto Group, Ltd.	171,971
175,800	Chow Tai Fook Jewellery Group, Ltd.#	189,263
106,474	L’Occitane International SA	303,675
80,676	PC Jeweller, Ltd.	408,229

		1,073,138
Technology Hardware, Storage & Peripherals – 3.8%
957	Samsung Electronics Co., Ltd.	1,240,841
Textiles, Apparel & Luxury Goods – 1.6%
17,280	Cie Financiere Richemont SA	139,330
106,800	Samsonite International SA	370,215

		509,545
Thrifts & Mortgage Finance – 1.0%
15,046	Housing Development Finance Corp., Ltd.	316,256
Tobacco – 0.4%
27,195	ITC, Ltd.	141,468
Transportation Infrastructure – 0.8%
49,100	CCR SA	250,832
Wireless Telecommunication Services – 1.1%
27,500	China Mobile, Ltd.	358,473

Total Common Stocks (cost $31,483,690)		30,387,624
Preferred Stocks – 2.1%
Chemicals – 0.8%
1,921	LG Chem, Ltd.	262,860
Paper & Forest Products – 0.6%
38,800	Suzano Papel e Celulose SA – Class A	179,852
Technology Hardware, Storage & Peripherals – 0.7%
225	Samsung Electronics Co., Ltd.	223,419

Total Preferred Stocks (cost $551,533)		666,131
Warrants – 0.1%
Capital Markets – 0.1%
69,975	Atlas Mara Co-Nvest, Ltd. expires 8/21/17* (cost $21,536)	34,988
Investment Companies – 1.6%
Investments Purchased with Cash Collateral from Securities Lending – 1.4%
443,400	Janus Cash Collateral Fund LLC, 0.1041%°°,£	443,400
Money Markets – 0.2%
76,671	Janus Cash Liquidity Fund LLC, 0.1097%°°,£	76,671

Total Investment Companies (cost $520,071)		520,071
Total Investments (total cost $32,576,830) – 97.4%		31,608,814

Cash, Receivables and Other Assets, net of Liabilities – 2.6%		855,821

Net Assets – 100%		$32,464,635

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund | 9

Janus Emerging Markets Fund

Schedule of Investments (unaudited)

As of March 31, 2015

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

China	$8,413,772	26.6%
South Korea	4,592,862	14.5
India	2,504,245	7.9
Taiwan	2,378,835	7.5
Brazil	2,023,731	6.4
Hong Kong	1,739,613	5.5
Russia	1,237,637	3.9
United States	1,195,801	3.8
United Kingdom	1,075,059	3.4
Mexico	1,045,706	3.3
Chile	1,019,083	3.2
Philippines	739,262	2.4
Turkey	737,035	2.3
Indonesia	572,090	1.8
South Africa	382,275	1.2
United Arab Emirates	359,382	1.1
Switzerland	324,044	1.0
France	303,675	1.0
Peru	281,963	0.9
Thailand	213,972	0.7
Malaysia	208,953	0.7
Japan	151,264	0.5
Egypt	108,555	0.4

Total	$31,608,814	100.0%

Schedule of Forward Currency Contracts, Open

			Unrealized
	Currency	Currency	Appreciation/
Counterparty/Currency and Settlement Date	Units Sold	Value	(Depreciation)

Credit Suisse International: Japanese Yen 4/9/15	16,439,000	$137,100	$730

Total Return Swaps outstanding at March 31, 2015

					Unrealized
	Return Paid	Return Received		Notional	Appreciation/
Counterparty	by the Fund	by the Fund	Termination Date	Amount	(Depreciation)

Credit Suisse International	1 month USD LIBOR plus 100 basis points	Saudi International Petrochemical Co.	2/10/16	$135,124	$(4,661)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10 | MARCH 31, 2015

Notes to Schedule of Investments and Other Information (unaudited)

MSCI Emerging Markets IndexSM	A free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

LIBOR	London Interbank Offered Rate

LLC	Limited Liability Company

PCL	Public Company Limited

PJSC	Private Joint Stock Company

PLC	Public Limited Company

*	Non-income producing security.

†	A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of March 31, 2015, is noted below.

Fund	Aggregate Value

Janus Emerging Markets Fund	$381,045

ß	Security is illiquid.

°°	Rate shown is the 7-day yield as of March 31, 2015.

#	Loaned security; a portion of the security is on loan at March 31, 2015.

£	The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Fund’s relative ownership, the following securities were considered affiliated companies for all or some portion of the period ended March 31, 2015. Unless otherwise indicated, all information in the table is for the period ended March 31, 2015.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 9/30/14	Purchases	Sales	at 3/31/15	Gain/(Loss)	Income	at 3/31/15

Janus Emerging Markets Fund
Janus Cash Collateral Fund LLC	630,400	4,351,682	(4,538,682)	443,400	$–	$5,666(1)	$443,400
Janus Cash Liquidity Fund LLC	1,938,259	9,054,412	(10,916,000)	76,671	–	394	76,671

Total					$–	$6,060	$520,071

(1)	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

Janus Investment Fund | 11

Notes to Schedule of Investments and Other Information (unaudited) (continued)

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2015. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of March 31, 2015)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Janus Emerging Markets Fund
Assets
Investments in Securities:
Common Stocks
Auto Components	$–	$213,373	$–
Automobiles	–	1,373,018	355,546
Beverages	624,801	487,236	–
Capital Markets	709,768	765,443	–
Commercial Banks	1,745,209	3,019,719	–
Construction & Engineering	–	481,624	–
Construction Materials	–	170,527	–
Diversified Telecommunication Services	–	149,251	–
Electric Utilities	–	177,744	–
Electrical Equipment	–	561,983	–
Electronic Equipment, Instruments & Components	–	1,281,575	–
Food & Staples Retailing	234,630	521,577	–
Food Products	362,493	231,296	–
Hotels, Restaurants & Leisure	–	753,049	–
Household Durables	–	673,101	–
Independent Power and Renewable Electricity Producers	–	160,615	–
Industrial Conglomerates	–	399,691	–
Information Technology Services	614,200	315,876	–
Insurance	–	1,085,439	–
Internet Software & Services	227,081	957,028	–
Machinery	132,554	169,333	–
Metals & Mining	135,606	293,761	–
Oil, Gas & Consumable Fuels	316,749	1,234,953	–
Pharmaceuticals	–	826,786	–
Real Estate Investment Trusts (REITs)	–	213,229	–
Real Estate Management & Development	–	905,465	–
Road & Rail	159,275	598,327	–
Semiconductor & Semiconductor Equipment	1,039,929	550,955	–
Software	142,118	140,852	–
Specialty Retail	–	1,073,138	–
Technology Hardware, Storage & Peripherals	–	1,240,841	–
Textiles, Apparel & Luxury Goods	–	509,545	–
Thrifts & Mortgage Finance	–	316,256	–
Tobacco	–	141,468	–
Wireless Telecommunication Services	–	358,473	–
All Other	1,235,118	–	–

Preferred Stocks	–	666,131	–

Warrants	34,988	–

Investment Companies	–	520,071	–

Total Investments in Securities	$7,714,519	$23,538,749	$355,546

Other Financial Instruments(a):
Forward Currency Contracts	$–	$730	$–

Total Assets	$7,714,519	$23,539,479	$355,546

Liabilities
Other Financial Instruments(a):
Outstanding Swap Contracts, at Value	$–	$4,661	$–

(a)	Other financial instruments include forward currency, futures, written options, and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options and swap contracts are reported at their market value at measurement date.

12 | MARCH 31, 2015

Level 3 Valuation Reconciliation of Assets (for the fiscal year ended March 31, 2015)

Change in
				Realized	Unrealized	Transfers In
	Balance			Gain/	Appreciation/	and/or	Balance
	at 9/30/14	Purchases	Sales	(Loss)	Depreciation(1)	Out of Level 3	at 3/31/15

Janus Emerging Markets Fund
Assets
Investments in Securities:
Common Stocks
Automobiles	$–	$304,851	$–	$–	$50,695	$–	$355,546

(1)	Included in “Change in unrealized net appreciation/depreciation of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Operations.

Janus Investment Fund | 13

Statement of Assets and Liabilities

As of March 31, 2015 (unaudited)	Janus Emerging Markets Fund

Assets:
Investments, at cost	$32,576,830
Unaffiliated investments, at value(1)	$31,088,743
Affiliated investments, at value	520,071
Cash denominated in foreign currency(2)	1,339
Restricted cash (Note 1)	1,636,362
Forward currency contracts	730
Closed foreign currency contracts	205
Non-interested Trustees’ deferred compensation	638
Receivables:
Investments sold	118,961
Fund shares sold	7,366
Dividends	37,127
Dividends from affiliates	44
Foreign dividend tax reclaim	950
Other assets	8
Total Assets	33,412,544
Liabilities:
Due to custodian	13,930
Collateral for securities loaned (Note 3)	443,400
Closed foreign currency contracts	17
Outstanding swap contracts, at value	4,661
Payables:
Investments purchased	397,785
Fund shares repurchased	6,152
Advisory fees	2,398
Fund administration fees	275
Transfer agent fees and expenses	7,571
12b-1 Distribution and shareholder servicing fees	184
Non-interested Trustees’ fees and expenses	207
Non-interested Trustees’ deferred compensation fees	638
Foreign tax liability	3,421
Accrued expenses and other payables	67,270
Total Liabilities	947,909
Net Assets	$32,464,635

See footnotes at the end of the Statement.
See Notes to Financial Statements.

14 | MARCH 31, 2015

As of March 31, 2015 (unaudited)	Janus Emerging Markets Fund

Net Assets Consist of:
Capital (par value and paid-in surplus)	$35,811,312
Undistributed net investment income/(loss)	(112,763)
Undistributed net realized gain/(loss) from investments and foreign currency transactions	(2,248,847)
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(985,067)
Total Net Assets	$32,464,635
Net Assets - Class A Shares	$363,546
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	43,137
Net Asset Value Per Share(3)	$8.43
Maximum Offering Price Per Share(4)	$8.94
Net Assets - Class C Shares	$89,957
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	10,715
Net Asset Value Per Share(3)	$8.40
Net Assets - Class D Shares	$9,764,196
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,162,889
Net Asset Value Per Share	$8.40
Net Assets - Class I Shares	$20,938,947
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,487,484
Net Asset Value Per Share	$8.42
Net Assets - Class S Shares	$153,722
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	18,335
Net Asset Value Per Share	$8.38
Net Assets - Class T Shares	$1,154,267
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	137,207
Net Asset Value Per Share	$8.41

(1)	Includes $423,563 of securities on loan. See Note 3 in Notes to Financial Statements.
(2)	Includes cost of $1,339.
(3)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(4)	Maximum offering price is computed at 100/94.25 of net asset value.
See Notes to Financial Statements.

Janus Investment Fund | 15

Statement of Operations

For the period ended March 31, 2015 (unaudited)	Janus Emerging Markets Fund

Investment Income:
Affiliated securities lending income, net	$5,666
Dividends	158,421
Dividends from affiliates	394
Other income	1,582
Foreign tax withheld	(18,641)
Total Investment Income	147,422
Expenses:
Advisory fees	154,442
12b-1 Distribution and shareholder servicing fees:
Class A Shares	450
Class C Shares	455
Class S Shares	195
Transfer agent administrative fees and expenses:
Class D Shares	5,975
Class S Shares	195
Class T Shares	1,461
Transfer agent networking and omnibus fees:
Class A Shares	339
Class C Shares	102
Class I Shares	274
Other transfer agent fees and expenses:
Class A Shares	46
Class C Shares	14
Class D Shares	2,405
Class I Shares	477
Class T Shares	49
Registration fees	49,062
Custodian fees	22,596
Professional fees	28,035
Non-interested Trustees’ fees and expenses	388
Fund administration fees	1,352
Other expenses	6,504
Total Expenses	274,816
Less: Excess Expense Reimbursement	(73,195)
Net Expenses	201,621
Net Investment Income/(Loss)	(54,199)
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	323,307
Swap contracts	(87,641)
Total Net Realized Gain/(Loss) on Investments	235,666
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(331,728)
Swap contracts	(4,556)
Total Change in Unrealized Net Appreciation/Depreciation	(336,284)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(154,817)

See Notes to Financial Statements.

16 | MARCH 31, 2015

Statements of Changes in Net Assets

	Janus Emerging Markets Fund
For the period ended March 31 (unaudited) and the year ended September 30	2015	2014

Operations:
Net investment income/(loss)	$(54,199)	$699,115
Net realized gain/(loss) on investments	235,666	974,377
Change in unrealized net appreciation/depreciation	(336,284)	353,360
Net Increase/(Decrease) in Net Assets Resulting from Operations	(154,817)	2,026,852
Dividends and Distributions to Shareholders:
Net Investment Income
Class A Shares	(5,186)	(4,884)
Class C Shares	(235)	(2,193)
Class D Shares	(170,413)	(258,184)
Class I Shares	(384,278)	(480,741)
Class S Shares	(2,086)	(9,049)
Class T Shares	(18,448)	(23,419)
Net Decrease from Dividends and Distributions to Shareholders	(580,646)	(778,470)
Capital Share Transactions:
Shares Sold
Class A Shares	42,270	165,868
Class C Shares	–	10,255
Class D Shares	1,441,080	5,366,291
Class I Shares	658,344	6,318,528
Class S Shares	205,307	13,922
Class T Shares	617,663	2,164,453
Reinvested Dividends and Distributions
Class A Shares	5,155	4,844
Class C Shares	235	2,193
Class D Shares	166,920	252,962
Class I Shares	384,278	480,741
Class S Shares	2,086	9,049
Class T Shares	18,271	23,354
Shares Repurchased
Class A Shares	(54,251)	(78,576)
Class C Shares	(3,566)	(127,288)
Class D Shares	(2,491,173)	(4,160,205)
Class I Shares	(1,534,380)	(1,749,713)
Class S Shares	(200,160)	(237,440)
Class T Shares	(669,425)	(1,859,175)
Net Increase/(Decrease) from Capital Share Transactions	(1,411,346)	6,600,063
Net Increase/(Decrease) in Net Assets	(2,146,809)	7,848,445
Net Assets:
Beginning of period	34,611,444	26,762,999
End of period	$32,464,635	$34,611,444

Undistributed Net Investment Income/(Loss)	$(112,763)	$522,082

See Notes to Financial Statements.

Janus Investment Fund | 17

Financial Highlights

Class A Shares

	Janus Emerging
For a share outstanding during the period ended March 31, 2015 (unaudited)	Markets Fund
and each year or period ended September 30	2015	2014	2013	2012	2011(1)

Net Asset Value, Beginning of Period	$8.61	$8.23	$7.99	$7.41	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.03)(2)	0.15(2)(3)	0.28	0.03	(0.01)
Net gain/(loss) on investments (both realized and unrealized)	(0.02)	0.39	(0.01)	0.62	(2.58)
Total from Investment Operations	(0.05)	0.54	0.27	0.65	(2.59)
Less Distributions:
Dividends (from net investment income)	(0.13)	(0.16)	(0.03)	(0.04)	–
Distributions (from capital gains)	–	–	–	(0.03)	–
Total Distributions	(0.13)	(0.16)	(0.03)	(0.07)	–
Net Asset Value, End of Period	$8.43	$8.61	$8.23	$7.99	$7.41
Total Return*	(0.51)%	6.71%	3.34%	8.78%	(25.90)%
Net Assets, End of Period (in thousands)	$364	$378	$275	$992	$971
Average Net Assets for the Period (in thousands)	$361	$307	$759	$1,028	$1,107
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets**	2.06%	1.97%	1.81%	2.37%	4.16%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets**	1.62%	1.65%	1.48%	1.46%	1.34%
Ratio of Net Investment Income/(Loss) to Average Net Assets**	(0.73)%	1.73%(3)	0.06%	0.47%	0.81%
Portfolio Turnover Rate	51%	59%	138%	136%	160%

Class C Shares

	Janus Emerging
For a share outstanding during the period ended March 31, 2015 (unaudited)	Markets Fund
and each year or period ended September 30	2015	2014	2013	2012	2011(1)

Net Asset Value, Beginning of Period	$8.50	$8.12	$7.91	$7.39	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.06)(2)	0.11(2)(3)	(0.20)	(0.03)	(0.05)
Net gain/(loss) on investments (both realized and unrealized)	(0.02)	0.36	0.41	0.62	(2.56)
Total from Investment Operations	(0.08)	0.47	0.21	0.59	(2.61)
Less Distributions:
Dividends (from net investment income)	(0.02)	(0.09)	–	(0.04)	–
Distributions (from capital gains)	–	–	–	(0.03)	–
Total Distributions	(0.02)	(0.09)	–	(0.07)	–
Net Asset Value, End of Period	$8.40	$8.50	$8.12	$7.91	$7.39
Total Return*	(0.91)%	5.85%	2.65%	7.98%	(26.10)%
Net Assets, End of Period (in thousands)	$90	$94	$194	$771	$677
Average Net Assets for the Period (in thousands)	$91	$185	$428	$788	$838
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets**	2.83%	2.68%	2.54%	3.04%	5.09%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets**	2.38%	2.32%	2.16%	2.21%	1.71%(4)
Ratio of Net Investment Income/(Loss) to Average Net Assets**	(1.48)%	1.32%(3)	(0.97)%	(0.27)%	0.33%
Portfolio Turnover Rate	51%	59%	138%	136%	160%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Period from December 28, 2010 (inception date) through September 30, 2011.
(2)	Per share amounts are calculated based on average shares outstanding during the year or period.
(3)	Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include a special dividend from Strides Arcolab, Ltd. in December 2013. The impact of the special dividend to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.08 and 0.94%.
(4)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets would have been 2.32% in 2011 without the waiver of these fees and expenses.

See Notes to Financial Statements.

18 | MARCH 31, 2015

Class D Shares

	Janus Emerging
For a share outstanding during the period ended March 31, 2015 (unaudited)	Markets Fund
and each year or period ended September 30	2015	2014	2013	2012	2011(1)

Net Asset Value, Beginning of Period	$8.58	$8.24	$8.00	$7.42	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.02)(2)	0.19(2)(3)	0.20	0.05	(0.01)
Net gain/(loss) on investments (both realized and unrealized)	(0.02)	0.37	0.09	0.60	(2.59)
Total from Investment Operations	(0.04)	0.56	0.29	0.65	(2.60)
Less Distributions:
Dividends (from net investment income)	(0.14)	(0.22)	(0.05)	(0.04)	–
Distributions (from capital gains)	–	–	–	(0.03)	–
Redemption fees	N/A	N/A	N/A	–(4)	0.02
Total Distributions	(0.14)	(0.22)	(0.05)	(0.07)	0.02
Net Asset Value, End of Period	$8.40	$8.58	$8.24	$8.00	$7.42
Total Return*	(0.31)%	6.98%	3.56%	8.76%	(25.80)%
Net Assets, End of Period (in thousands)	$9,764	$10,889	$9,136	$9,359	$6,699
Average Net Assets for the Period (in thousands)	$9,986	$9,995	$9,679	$8,963	$6,847
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets**	1.77%	1.67%	1.64%	2.15%	4.38%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets**	1.32%	1.34%	1.30%	1.35%	1.32%(5)
Ratio of Net Investment Income/(Loss) to Average Net Assets**	(0.42)%	2.18%(3)	0.61%	0.66%	0.91%
Portfolio Turnover Rate	51%	59%	138%	136%	160%

Class I Shares

	Janus Emerging
For a share outstanding during the period ended March 31, 2015 (unaudited)	Markets Fund
and each year or period ended September 30	2015	2014	2013	2012	2011(1)

Net Asset Value, Beginning of Period	$8.61	$8.27	$8.01	$7.41	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.01)(2)	0.20(2)(3)	0.19	0.07	(0.01)
Net gain/(loss) on investments (both realized and unrealized)	(0.03)	0.38	0.11	0.60	(2.58)
Total from Investment Operations	(0.04)	0.58	0.30	0.67	(2.59)
Less Distributions:
Dividends (from net investment income)	(0.15)	(0.24)	(0.04)	(0.04)	–
Distributions (from capital gains)	–	–	–	(0.03)	–
Redemption fees	N/A	N/A	N/A	–(4)	–(4)
Total Distributions	(0.15)	(0.24)	(0.04)	(0.07)	–
Net Asset Value, End of Period	$8.42	$8.61	$8.27	$8.01	$7.41
Total Return*	(0.30)%	7.19%	3.78%	9.05%	(25.90)%
Net Assets, End of Period (in thousands)	$20,939	$21,896	$15,996	$8,392	$3,347
Average Net Assets for the Period (in thousands)	$21,125	$19,341	$12,309	$5,502	$3,574
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets**	1.61%	1.52%	1.50%	1.81%	3.87%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets**	1.16%	1.18%	1.14%	1.19%	1.33%
Ratio of Net Investment Income/(Loss) to Average Net Assets**	(0.26)%	2.29%(3)	1.16%	0.90%	0.87%
Portfolio Turnover Rate	51%	59%	138%	136%	160%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Period from December 28, 2010 (inception date) through September 30, 2011.
(2)	Per share amounts are calculated based on average shares outstanding during the year or period.
(3)	Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include a special dividend from Strides Arcolab, Ltd. in December 2013. The impact of the special dividend to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.08 and 0.94%.
(4)	Redemption fees aggregated less than $0.005 on a per share basis. Redemption fees were eliminated effective April 2, 2012.
(5)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets would have been 1.59% in 2011 without the waiver of these fees and expenses.

See Notes to Financial Statements.

Janus Investment Fund | 19

Financial Highlights  (continued)

Class S Shares

	Janus Emerging
For a share outstanding during the period ended March 31, 2015 (unaudited)	Markets Fund
and each year or period ended September 30	2015	2014	2013	2012	2011(1)

Net Asset Value, Beginning of Period	$8.56	$8.24	$7.97	$7.41	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.03)(2)	0.18(2)(3)	0.14	0.02	(0.03)
Net gain/(loss) on investments (both realized and unrealized)	(0.03)	0.36	0.14	0.61	(2.56)
Total from Investment Operations	(0.06)	0.54	0.28	0.63	(2.59)
Less Distributions:
Dividends (from net investment income)	(0.12)	(0.22)	(0.01)	(0.04)	–
Distributions (from capital gains)	–	–	–	(0.03)	–
Total Distributions	(0.12)	(0.22)	(0.01)	(0.07)	–
Net Asset Value, End of Period	$8.38	$8.56	$8.24	$7.97	$7.41
Total Return*	(0.62)%	6.67%	3.55%	8.50%	(25.90)%
Net Assets, End of Period (in thousands)	$154	$147	$337	$676	$617
Average Net Assets for the Period (in thousands)	$157	$326	$481	$676	$800
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets**	2.15%	2.05%	1.97%	2.50%	4.61%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets**	1.65%	1.54%	1.48%	1.64%	1.39%(4)
Ratio of Net Investment Income/(Loss) to Average Net Assets**	(0.77)%	2.10%(3)	0.05%	0.29%	0.62%
Portfolio Turnover Rate	51%	59%	138%	136%	160%

Class T Shares

	Janus Emerging
For a share outstanding during the period ended March 31, 2015 (unaudited)	Markets Fund
and each year or period ended September 30	2015	2014	2013	2012	2011(1)

Net Asset Value, Beginning of Period	$8.60	$8.26	$7.99	$7.41	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.02)(2)	0.19(2)(3)	0.29	0.05	(0.01)
Net gain/(loss) on investments (both realized and unrealized)	(0.03)	0.37	0.01	0.60	(2.59)
Total from Investment Operations	(0.05)	0.56	0.30	0.65	(2.60)
Less Distributions:
Dividends (from net investment income)	(0.14)	(0.22)	(0.03)	(0.04)	–
Distributions (from capital gains)	–	–	–	(0.03)	–
Redemption fees	N/A	N/A	N/A	–(5)	0.01
Total Distributions	(0.14)	(0.22)	(0.03)	(0.07)	0.01
Net Asset Value, End of Period	$8.41	$8.60	$8.26	$7.99	$7.41
Total Return*	(0.49)%	6.92%	3.73%	8.78%	(25.90)%
Net Assets, End of Period (in thousands)	$1,154	$1,207	$825	$2,141	$1,301
Average Net Assets for the Period (in thousands)	$1,172	$1,121	$2,105	$2,004	$1,320
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets**	1.87%	1.77%	1.70%	2.13%	4.08%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets**	1.41%	1.41%	1.37%	1.42%	1.34%
Ratio of Net Investment Income/(Loss) to Average Net Assets**	(0.52)%	2.19%(3)	(0.19)%	0.58%	0.85%
Portfolio Turnover Rate	51%	59%	138%	136%	160%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Period from December 28, 2010 (inception date) through September 30, 2011.
(2)	Per share amounts are calculated based on average shares outstanding during the year or period.
(3)	Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include a special dividend from Strides Arcolab, Ltd. in December 2013. The impact of the special dividend to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.08 and 0.94%.
(4)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets would have been 1.82% in 2011 without the waiver of these fees and expenses.
(5)	Redemption fees aggregated less than $0.005 on a per share basis. Redemption fees were eliminated effective April 2, 2012.

See Notes to Financial Statements.

20 | MARCH 31, 2015

Notes to Financial Statements (unaudited)

1.	Organization and Significant Accounting Policies

Janus Emerging Markets Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-seven funds which include multiple series of shares, with differing investment objectives and policies. The Fund invests primarily in equity securities. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be valued on an amortized cost basis. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not

Janus Investment Fund | 21

Notes to Financial Statements (unaudited) (continued)

opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary
Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

Assets categorized as Level 3 in the hierarchy include equity securities fair valued utilizing a recent transaction price. No quantitative unobservable inputs were significant to the fair value determination.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2015 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

22 | MARCH 31, 2015

Expenses
The Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Fund. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications
In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations
The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions
The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Restricted Cash
As of March 31, 2015, the Fund had restricted cash in the amount of $1,636,362. The restricted cash represents collateral pledged in relation to derivatives and/or securities with extended settlement dates, as well as investment quota for China A Shares. The carrying value of the restricted cash approximates fair value.

2.	Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended March 31, 2015 is discussed in further

Janus Investment Fund | 23

Notes to Financial Statements (unaudited) (continued)

detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of this section.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

•	Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

•	Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar

24 | MARCH 31, 2015

cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported on the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/(depreciation) (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

The following table provides average ending monthly currency value amounts on sold forward currency contracts during the period ended March 31, 2015.

Fund	Sold

Janus Emerging Markets Fund	$305,907

Swaps
Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year to exchange one set of cash flows for another. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from the Fund. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or its counterparty to collateralize obligations under the swap. If the other party to a swap that is not collateralized defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. Swap agreements entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Swap agreements are typically privately negotiated and entered into in the over-the-counter market. However, certain swap agreements are required to be cleared through a clearinghouse and traded on an exchange or swap execution facility. Swaps that are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. Regulations recently enacted require the Fund to centrally clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (“CCP”). To clear a swap with a CCP, the Fund will submit the swap to, and post collateral with, a futures clearing merchant (“FCM”) that is a clearinghouse member. Alternatively, the Fund may enter into a swap with a financial institution other than the FCM (the “Executing Dealer”) and arrange for the swap to be transferred to the FCM for clearing. The Fund may also enter into a swap with the FCM itself. The CCP, the FCM, and the Executing Dealer are all subject to regulatory oversight by the CFTC. A default or failure by a CCP or an FCM, or the failure of a swap to be transferred from an Executing Dealer to the FCM for clearing, may expose the Fund to losses, increase its costs, or prevent the Fund from entering or exiting swap positions, accessing collateral, or fully implementing its investment strategies. The regulatory requirement to clear certain swaps could, either temporarily or permanently, reduce the liquidity of cleared swaps or increase the costs of entering into those swaps.

Index swaps, interest rate swaps, and credit default swaps are valued using an approved vendor supplied price. Basket swaps are valued using a broker supplied price. Equity swaps that consist of a single underlying equity are valued either at the closing price, the latest bid price, or the last sale price of the underlying equity. The market value of swap contracts are aggregated by positive and negative values that are disclosed separately as an asset or liability on the Fund’s Statement of Assets and Liabilities (if applicable). Realized gains and losses are reported on the Statement of Operations (if applicable). The change in unrealized net appreciation or depreciation during the period is included in the Statement of Operations (if applicable).

The Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s

Janus Investment Fund | 25

Notes to Financial Statements (unaudited) (continued)

remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty.

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

During the period, the Fund entered into total return swaps on equity securities or indices to increase exposure to equity risk. These total return swaps require the Fund to pay a floating reference interest rate, and an amount equal to the negative price movement of securities or an index multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same securities or index multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities.

The following table provides average ending monthly market value amounts on total return swaps which are long the reference asset during the period ended March 31, 2015.

Fund	Long

Janus Emerging Markets Fund	$2,910

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of March 31, 2015.

Fair Value of Derivative Instruments as of March 31, 2015

Derivatives not accounted for as	Asset Derivatives		Liability Derivatives
hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Janus Emerging Markets Fund
Currency Contracts	Forward currency contracts	$730
Equity Contracts			Outstanding swap contracts, at value	$4,661

Total		$730		$4,661

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the period ended March 31, 2015.

The effect of Derivative Instruments on the Statement of Operations for the period ended March 31, 2015

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
	Investments and foreign
Derivatives not accounted for as hedging instruments	currency transactions	Swap contracts	Total

Janus Emerging Markets Fund
Currency Contracts	$46,146	$–	$46,146
Equity Contracts	–	(87,641)	(87,641)

Total	$46,146	$(87,641)	$(41,495)

Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income
	Investments, foreign
	currency translations and
	non-interested Trustees’
Derivatives not accounted for as hedging instruments	deferred compensation	Swap contracts	Total

Janus Emerging Markets Fund
Currency Contracts	$(6,102)	$–	$(6,102)
Equity Contracts	–	(4,556)	(4,556)

Total	$(6,102)	$(4,556)	$(10,658)

Please see the Fund’s Statement of Operations for the Fund’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

3.	Other Investments and Strategies

Additional Investment Risk
The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that

26 | MARCH 31, 2015

such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. As a result, financial markets in the EU have been subject to increased volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

China A Shares
The Chinese government may permit a foreign investor to invest in China A Shares as a licensed Qualified Foreign Institutional Investor (“QFII”). QFII licenses are granted by the China Securities Regulatory Commission and an investment quota is granted by the State Administration of Foreign Exchange. Janus Capital has been granted a QFII license and an investment quota.

People’s Republic of China (“PRC”) regulations require QFIIs to entrust assets held in the PRC and to interact with government agencies through a China-based qualified custodian bank. Assets attributable to clients of Janus Capital will be held by the custodian in foreign exchange accounts and securities accounts in the joint name of Janus Capital and its clients, although the terms of the custody agreement make clear that the contents of the accounts belong to the clients, and not to Janus Capital.

During the period ended March 31, 2015, Janus Capital, in its capacity as a QFII, invested in China A Shares on behalf of the Fund. With respect to direct China A Shares investments, as a general matter, any capital invested and profits generated cannot be repatriated for a minimum of one year. Repatriation of any invested capital is subject to approval by the regulator. Additionally, any repatriation of profits would be subject to an audit by a registered accountant in China, and subject to regulatory approval. In light of the foregoing, the Fund’s investment in China A Shares would be subject to the Fund’s limit of investing up to 15% of its net assets in illiquid investments. Current Chinese tax law is unclear whether capital gains realized on the Fund’s investments in China A shares will be subject to tax. Because management believes it is more likely than not that Chinese capital gains tax ultimately will not be imposed, the Fund does not accrue for such taxes.

As of March 31, 2015, the Fund has available investment quota of $1,178,362. The Fund is subject to certain restrictions and administrative processes relating to its ability to repatriate cash balances and may incur substantial delays in gaining access to its assets.

Counterparties
Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss

Janus Investment Fund | 27

Notes to Financial Statements (unaudited) (continued)

to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the “Offsetting Assets and Liabilities” section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing
The Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance. Additionally, foreign and emerging market risks, including, but not limited to, price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent the Fund invests in Chinese local market securities (also known as “A Shares”).

Offsetting Assets and Liabilities
The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Fund does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following tables present gross amounts of recognized assets and liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see either the “Fair Value of Derivative Instruments as of March 31, 2015” table located in Note 2 of these Notes to Financial Statements and/or the Fund’s Schedule of Investments.

28 | MARCH 31, 2015

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
Counterparty	of Recognized Assets	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount

Credit Suisse International	$730	$(730)	$–	$–
Deutsche Bank AG	423,563	–	(423,563)	–

Total	$424,293	$(730)	$(423,563)	$–

Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts
Counterparty	of Recognized Liabilities	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount

Credit Suisse International	$4,661	$(730)	$–	$3,931

(a)	Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.
(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Upon receipt of cash collateral, Janus Capital intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The Fund does not exchange collateral on its forward currency contracts with its counterparties; however, the Fund will segregate cash or high-grade securities in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. Such segregated assets, if with the Fund’s custodian, are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their market value equals or exceeds the current market value of the Fund’s corresponding forward currency contracts.

The Fund may require the counterparty to pledge securities as collateral daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized gain on OTC derivative contracts with a particular counterparty. The Fund may deposit cash as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. The collateral amounts are subject to minimum exposure requirements and initial margin requirements. Collateral amounts are monitored and subsequently adjusted up or down as valuations fluctuate by at least the minimum exposure requirement. Collateral may reduce the risk of loss.

Real Estate Investing
The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending
Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured

Janus Investment Fund | 29

Notes to Financial Statements (unaudited) (continued)

by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments. Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s “base” fee rate prior to any performance adjustment (expressed as an annual rate).

Fund	Base Fee Rate (%)

Janus Emerging Markets Fund	1.00

The investment advisory fee rate is determined by calculating a base fee (shown in the table above) and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate. The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to its benchmark index, as shown below:

Fund	Benchmark Index

Janus Emerging Markets Fund	MSCI Emerging Markets IndexSM

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets during the applicable performance measurement period.

The Fund’s prospectuses and statement of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment, if applicable. The performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses for the period ended March 31, 2015 is below:

Performance Adjusted
Investment Advisory
Fund	Fee Rate (%)

Janus Emerging Markets Fund	0.94

Janus Capital Singapore Pte. Limited (“Janus Singapore”) serves as subadviser and is responsible for a portion of

30 | MARCH 31, 2015

the investment operations of the Fund subject to the general oversight of Janus Capital. Janus Singapore is an indirect wholly-owned subsidiary of Janus Capital. Janus Capital pays Janus Singapore a fee equal to one-third of the advisory fee paid by the Fund to Janus Capital (calculated after any applicable performance fee adjustment, fee waivers, and expense reimbursements). The subadvisory fee paid by Janus Capital to Janus Singapore adjusts up or down based on the Fund’s performance relative to the Fund’s benchmark index over the performance measurement period.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any performance adjustments to management fees, the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the transfer agency agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate shown below. Janus Capital has agreed to continue the waiver until at least February 1, 2016.

	New Expense	Previous
	Limit (%)	Expense
	(February 1,	Limit (%)
Fund	2015 to present)	(until February 1, 2015)

Janus Emerging Markets Fund	1.11	1.25

If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the transfer agency agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares, and receives reimbursement for its out-of-pocket costs on all other share classes. Included in out-of-pocket expenses are the expenses Janus Services incurs for serving as transfer agent and providing servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Janus Investment Fund | 31

Notes to Financial Statements (unaudited) (continued)

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). The Fund also pays for salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. Some expenses related to compensation payable to the Fund’s Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $307,757 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended March 31, 2015. The Fund’s portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of March 31, 2015 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended March 31, 2015 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $135,000 were paid by the Trust to a Trustee under the Deferred Plan during the period ended March 31, 2015.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Fund’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash

32 | MARCH 31, 2015

Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2015 can be found in a table located in the Notes to Schedule of Investments and Other Information.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. There were no upfront sales charges retained by Janus Distributors during the period ended March 31, 2015.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the period ended March 31, 2015.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class C Shares during the period ended March 31, 2015.

As of March 31, 2015, shares of the Fund were owned by Janus Capital and/or other funds advised by Janus Capital, as indicated in the table below:

	% of Class	% of Fund
Fund	Owned	Owned

Janus Emerging Markets Fund - Class A Shares	–%	–%
Janus Emerging Markets Fund - Class C Shares	–	–
Janus Emerging Markets Fund - Class D Shares	–	–
Janus Emerging Markets Fund - Class I Shares	84	54
Janus Emerging Markets Fund - Class S Shares	69	0
Janus Emerging Markets Fund - Class T Shares	–	–

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets.

5.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2015 are noted below.

Janus Investment Fund | 33

Notes to Financial Statements (unaudited) (continued)

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in passive foreign investment companies.

				Net Tax
	Federal Tax	Unrealized	Unrealized	Appreciation/
Fund	Cost	Appreciation	(Depreciation)	(Depreciation)

Janus Emerging Markets Fund	$33,086,441	$3,346,614	$(4,824,241)	$(1,477,627)

Accumulated capital losses noted below represent net capital loss carryovers, as of September 30, 2014, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended September 30, 2014

			Accumulated
			Capital
Fund	Short-Term	Long-Term	Losses

Janus Emerging Markets Fund	$(235,707)	$(1,911,949)	$(2,147,656)

6.	Capital Share Transactions

For the period ended March 31 (unaudited)	Janus Emerging Markets Fund
and the year ended September 30	2015	2014

Transactions in Fund Shares – Class A Shares:
Shares sold	5,053	19,210
Reinvested dividends and distributions	654	588
Shares repurchased	(6,434)	(9,343)
Net Increase/(Decrease) in Fund Shares	(727)	10,455
Shares Outstanding, Beginning of Period	43,864	33,409
Shares Outstanding, End of Period	43,137	43,864
Transactions in Fund Shares – Class C Shares:
Shares sold	–	1,171
Reinvested dividends and distributions	30	268
Shares repurchased	(431)	(14,256)
Net Increase/(Decrease) in Fund Shares	(401)	(12,817)
Shares Outstanding, Beginning of Period	11,116	23,933
Shares Outstanding, End of Period	10,715	11,116
Transactions in Fund Shares – Class D Shares:
Shares sold	171,753	623,093
Reinvested dividends and distributions	21,264	30,849
Shares repurchased	(298,672)	(493,770)
Net Increase/(Decrease) in Fund Shares	(105,655)	160,172
Shares Outstanding, Beginning of Period	1,268,544	1,108,372
Shares Outstanding, End of Period	1,162,889	1,268,544
Transactions in Fund Shares – Class I Shares:
Shares sold	78,502	754,772
Reinvested dividends and distributions	48,828	58,484
Shares repurchased	(183,382)	(203,597)
Net Increase/(Decrease) in Fund Shares	(56,052)	609,659
Shares Outstanding, Beginning of Period	2,543,536	1,933,877
Shares Outstanding, End of Period	2,487,484	2,543,536

34 | MARCH 31, 2015

For the period ended March 31 (unaudited)	Janus Emerging Markets Fund
and the year ended September 30	2015	2014

Transactions in Fund Shares – Class S Shares:
Shares sold	24,646	1,628
Reinvested dividends and distributions	266	1,103
Shares repurchased	(23,802)	(26,382)
Net Increase/(Decrease) in Fund Shares	1,110	(23,651)
Shares Outstanding, Beginning of Period	17,225	40,876
Shares Outstanding, End of Period	18,335	17,225
Transactions in Fund Shares – Class T Shares:
Shares sold	74,087	259,841
Reinvested dividends and distributions	2,322	2,841
Shares repurchased	(79,512)	(222,192)
Net Increase/(Decrease) in Fund Shares	(3,103)	40,490
Shares Outstanding, Beginning of Period	140,310	99,820
Shares Outstanding, End of Period	137,207	140,310

7.	Purchases and Sales of Investment Securities

For the period ended March 31, 2015, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

Janus Emerging Markets Fund	$15,904,297	$17,626,674	$–	$–

8.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to March 31, 2015 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund | 35

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 10, 2014, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2015 through January 1 or February 1, 2016, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services
The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service

36 | MARCH 31, 2015

providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed institutional competitive advantages that should be able to provide superior investment management returns over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds
The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has improved: for the 36 months ended September 30, 2014, approximately 64% of the Funds were in the top two Lipper quartiles of performance, and for the 12 months ended September 30, 2014, approximately 57% of the Funds were in the top two Lipper quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the

Janus Investment Fund | 37

Additional Information (unaudited) (continued)

second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

Value Funds

•	For Perkins International Value Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014.

•	For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

Mathematical Funds

•	For INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH International Managed Volatility Fund (formerly named INTECH International Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund), the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for

38 | MARCH 31, 2015

the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of under-performance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and in the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and that the performance trend was improving.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the first Lipper

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Additional Information (unaudited) (continued)

quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s

40 | MARCH 31, 2015

underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and its limited performance history.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory agreement(s).

Costs of Services Provided
The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the mean management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

In this regard, the independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 19% below the mean total expenses of their respective Lipper Expense Group peers and 29% below the mean total expenses for their Lipper Expense Universes; (3) management fees for the Funds, on average, were 15% below the mean management fees for their Expense Groups and 20% below the mean for their Expense Universes; and (4) Janus fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered how the total expenses for each share class of each Fund compared to the mean total expenses for its Lipper Expense Group peers and to mean total expenses for its Lipper Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus

Janus Investment Fund | 41

Additional Information (unaudited) (continued)

Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) the average spread between management fees charged to the Funds and those charged to Janus Capital’s institutional accounts is reasonable relative to the average spreads seen in the industry; and (4) the retained fee margins implied by Janus Capital’s subadvised fees when compared to its mutual fund fees are reasonable relative to retained fee margins in the industry.

The Trustees considered the fees for each Fund for its fiscal year ended in 2013, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Bond Fund, the Trustees noted that although the Fund’s total expenses were equal to or below the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

•	For Perkins International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also

42 | MARCH 31, 2015

noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Mathematical Funds

•	For INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH International Managed Volatility Fund (formerly named INTECH International Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that

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Additional Information (unaudited) (continued)

Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that, although the Fund’s total expenses were above the peer group mean for its sole share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable limit.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

44 | MARCH 31, 2015

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

In this regard, the independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale
The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that their independent fee consultant had provided analysis of economies of scale during prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, the base contractual management fee rate paid by most of the Funds, before any adjustment for performance, if applicable, was below the mean contractual management fee rate of the Fund’s peer group identified by an independent data provider. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

In this regard, the independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, it could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief

Janus Investment Fund | 45

Additional Information (unaudited) (continued)

that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital
The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

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Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was March 31, 2015. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices.

When comparing the performance of the Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Fund invested in the index.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will

Janus Investment Fund | 47

Useful Information About Your Fund Report (unaudited) (continued)

notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or

48 | MARCH 31, 2015

investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund | 49

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC.

Funds distributed by Janus Distributors LLC

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-0515-87559	125-24-93039 05-15

semiannual report
March 31, 2015

Janus Preservation Series – Growth

Janus Investment Fund

highlights

•	Portfolio management perspective
•	Investment strategy behind your fund
•	Fund performance, characteristics and holdings

            Janus Preservation Series – Growth

Janus Preservation Series - Growth (unaudited)

FUND SNAPSHOT
A growth fund with a protection feature that seeks to minimize and cap losses. This fund offers potential upside based on stock market participation and a level of certainty in falling markets.
Jonathan Coleman portfolio manager

PERFORMANCE REVIEW

Janus Preservation Series – Growth Class I Shares returned 11.46% for the six-month period ended March 31, 2015, versus a return of 8.81% for the Russell 1000 Growth Index, the Fund’s primary benchmark. The Fund’s secondary benchmark, the Preservation Series – Growth Blended Index, returned 5.28% during the period.

INVESTMENT ENVIRONMENT

U.S. equities climbed higher during the period, driven by signs of an improving domestic economy and a strong U.S. consumer. Speculation about how, or when, the Federal Reserve (Fed) would raise interest rates caused volatility, but a historically low interest rate environment in the U.S. and other major global economies was ultimately a supportive backdrop for stocks. Falling oil prices negatively impacted stocks tied to the energy sector, but other pockets of the market fared well in anticipation that lower oil prices would translate into stronger consumer spending. The health care sector also had outsized returns during the period, driven by positive announcements about drug launches and clinical trial results for some companies, and heated merger and acquisition activity within the sector.

PERFORMANCE DISCUSSION

We entered the six-month period at 98.26% exposure to equities, and while that exposure decreased during the period, we ended the period at 97.11% exposure, with the protection component comprising the rest of the portfolio. The protection component can be comprised of cash and cash equivalents, U.S. Treasuries, short index futures and other instruments designed to reduce equity market exposure. Depending on the market environment, the Fund can be invested in any variation in either component. In rising markets, we expect there to be more assets in the equity component as compared with falling markets, during which we expect to have more allocated to the protection component. The protection feature, however, affects the Fund’s ability to respond to changing equity market conditions and the Fund’s ability to capture certain market gains. In declining markets, we expect the protection component to contribute to performance. In rising markets, we expect the protection component to detract from relative performance.

In addition to the protection component allocation, the Fund has a protection feature that is designed to minimize and ultimately cap any losses at a maximum of 20%. As the Net Asset Value (NAV) of the Fund rises to new levels, the Protected NAV (PNAV) also rises. Over time, this could lead to a situation where an investor could potentially limit losses. We feel this is an attractive feature, providing investors with a level of downside protection, given the significant uncertainty evident in the global economy and markets.

While our allocation to the protection component was a drag on relative performance this period, we had strong stock selection in the equity component of our portfolio, which drove outperformance during the quarter. As part of our investment process, we seek companies with clearly definable and sustainable long-term growth drivers. These companies often have a high barrier to entry, a notable competitive edge in an attractive, growing industry, or a strong management team with a clear vision for the future of their company. We believe that over a long time horizon, a collection of companies with these competitive advantages should lead to compounded growth in excess of the market. During the period we were pleased to see a number of companies in our portfolio put up impressive results and further demonstrate their competitive advantages.

Our stock selection in the health care sector was a particularly large driver of relative outperformance. Many of our holdings within the sector fall within a couple of themes. We own a number of mature biotech companies with breakthrough therapies addressing highly unmet medical needs. We also own a number of specialty pharmaceutical companies with smart management teams who are improving operations for their companies and

Janus Investment Fund | 1

Janus Preservation Series - Growth (unaudited)

making what we believe are intelligent acquisitions that help rationalize marketing, sales and research and development costs. Some of our top contributors to the Fund during the period fit within both of these themes.

Pharmacyclics was a large contributor. The stock was up significantly during the first quarter after it was announced that AbbVie had won a bidding war to acquire the company. The high interest Pharmacyclics received from other companies validated our view that its blood cancer treatments offer significant growth potential.

Endo International was another top contributor. The company’s CEO comes from one of the most successful specialty pharmaceutical companies of the last five years. That company had an impressive strategy of driving down its operating expenses and making shrewd acquisitions to help grow the business, and the same strategy is now in practice at Endo. In our view, the company has already made several prudent acquisitions. The stock was up during the first quarter after the company gave an outlook for growth that was better than expected.

Outside of the health care sector, Apple was a top contributor to performance. The stock has been a top contributor in previous periods and our view on the company remains the same. Our basic view is that Apple is a strong brand and that as consumers get more familiar with Apple products, they get more deeply entrenched in the Apple ecosystem, branching out to buy new Apple products and returning to the brand when it is time to update existing ones. Recent innovations by the company, such as its mobile pay service, further entrench customers into that ecosystem. We see evidence of this trend by the fact that household spending on Apple products continues to increase.

While pleased with the performance of most stocks in the portfolio, our holdings in the industrial sector detracted from relative performance during the period. Within the sector, Colfax Corporation, a diversified manufacturing and engineering company, was a top detractor. The stock was down after Colfax missed earnings, due largely to weaker demand from some of its end markets in Europe and also in the oil and gas industry. We continue to like Colfax’s long-term growth potential, however. The chairman of Colfax’s board comes from one of the most successful multi-industrial companies of the past decade. That company had a history of making shrewd acquisitions of industrial companies operating in large, growing addressable markets that were very fragmented. The company would then grow earnings by consolidating these fragmented industries, and also by emphasizing lean and efficient manufacturing improvements with the companies it acquired. The chairman is implementing a similar focus on industry consolidation and lean manufacturing at Colfax, which we believe should lead to steady earnings growth over time.

Precision Castparts was another top detractor. The company makes a number of parts for the aerospace industry and other end markets. The stock was down after the company missed earnings, due in part to lower demand for some of its products that serve the oil and gas markets, and also due to destocking by some of the customers who use Precision Castparts’ products. After reporting disappointing results in recent quarters, we are taking a more critical look at the risk/reward profile of the business.

While our underweight to the energy sector contributed to our relative performance, we still had stocks within the sector that detracted from our performance during the period. Noble Energy was a top detractor. Falling oil prices were a headwind for Noble and other companies in the oil industry.

DERIVATIVES

Please see the Derivative Instruments section in the “Notes to Financial Statements” for derivatives used by the Fund.

OUTLOOK

We believe the U.S. is set up for moderate growth for an extended period, and that the country’s economic growth is more dependable than anywhere in the world right now. We are also encouraged by some long-term growth trends we see taking shape in some of the largest sectors of the market. The health care sector is going through dynamic changes. The last decade has brought about rapid changes in the way in which drugs are developed and clinical trials are conducted. This has led to more successful research and development efforts and a wave of breakthrough therapies for serious diseases. Meanwhile, we believe a number of technology companies are poised for growth as electronic devices connect and interact with each other and the world around them. Consumer sectors could also be set up for better near term growth due to the prospects of increased spending by a stronger U.S. consumer. These trends are longer term trends that should benefit large-cap stocks.

In the near-term, we feel there is now greater appreciation for the relative strength of the U.S. economy, and as such, we are unlikely to see macroeconomic factors play as large of a role in pushing all stocks forward. We welcome this environment, as we believe that a market that is

2 | MARCH 31, 2015

(unaudited)

beginning to differentiate the most successful companies should benefit investors that use a strong, bottom-up research process to identify what we believe are superior growth companies.

Thank you for your investment in Janus Preservation Series – Growth.

Janus Investment Fund | 3

Janus Preservation Series - Growth (unaudited)

Janus Preservation Series - Growth At A Glance

5 Top Performers – Holdings

Contribution

Pharmacyclics, Inc.	1.53%
Apple, Inc.	1.40%
Freescale Semiconductor, Ltd.	1.04%
Endo International PLC	0.87%
Biogen, Inc.	0.63%

5 Bottom Performers – Holdings

Contribution

S&P 500® E-mini Future – expired March 2015	–0.39%
Colfax Corp.	–0.31%
Noble Energy, Inc.	–0.30%
Precision Castparts Corp.	–0.25%
Antero Resources Corp.	–0.25%

5 Top Performers – Sectors*

		Fund Weighting	Russell 1000® Growth
	Fund Contribution	(Average % of Equity)	Index Weighting

Health Care	2.99%	19.90%	14.28%
Information Technology	1.67%	31.94%	28.36%
Energy	0.54%	1.77%	4.68%
Materials	0.51%	4.30%	4.03%
Telecommunication Services	0.22%	0.57%	2.22%

5 Bottom Performers – Sectors*

		Fund Weighting	Russell 1000® Growth
	Fund Contribution	(Average % of Equity)	Index Weighting

Protection Component**	–1.37%	4.60%	0.00%
Industrials	–0.95%	11.20%	11.99%
Utilities	0.01%	–0.04%	0.09%
Consumer Staples	0.05%	5.09%	10.60%
Consumer Discretionary	0.12%	16.91%	18.47%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

4 | MARCH 31, 2015

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of March 31, 2015

Apple, Inc. Technology Hardware, Storage & Peripherals	6.4%
Endo International PLC Pharmaceuticals	3.1%
Comcast Corp. – Class A Media	2.8%
Sensata Technologies Holding NV Electrical Equipment	2.2%
Home Depot, Inc. Specialty Retail	2.2%

16.7%

Asset Allocation – (% of Net Assets)
As of March 31, 2015

*Includes Other of (0.2)%.

Top Country Allocations – Long Positions (% of Investment Securities)
As of March 31, 2015

As of September 30, 2014

Janus Investment Fund | 5

Janus Preservation Series - Growth (unaudited)

Performance

				Expense Ratios –
Average Annual Total Return – for the periods ended March 31, 2015				per the January 28, 2015 prospectuses
	Fiscal	One	Since	Total Annual Fund	Net Annual Fund
	Year-to-Date	Year	Inception*	Operating Expenses	Operating Expenses

Janus Preservation Series – Growth – Class A Shares
NAV	11.25%	15.32%	3.26%	1.91%	1.83%
MOP	4.87%	8.69%	1.71%

Janus Preservation Series – Growth – Class C Shares
NAV	10.82%	14.51%	2.48%	2.65%	2.57%
CDSC	9.82%	13.51%	2.48%

Janus Preservation Series – Growth – Class D Shares(1)	11.39%	15.56%	3.42%	1.81%	1.63%

Janus Preservation Series – Growth – Class I Shares	11.46%	15.74%	3.52%	1.65%	1.58%

Janus Preservation Series – Growth – Class S Shares	11.19%	15.16%	3.14%	2.07%	2.00%

Janus Preservation Series – Growth – Class T Shares	11.32%	15.39%	3.33%	1.81%	1.75%

Russell 1000® Growth Index	8.81%	16.09%	14.80%

Preservation Series – Growth Blended Index	5.28%	9.51%	8.86%

Citigroup 3-Month U.S. Treasury Bill Index	0.01%	0.03%	0.05%

Morningstar Quartile – Class I Shares	–	2nd	4th

Morningstar Ranking – based on total return for Large Growth Funds	–	455/1,759	1,609/1,615

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through February 1, 2016, and include a Capital Protection Fee that can fluctuate between 0.60% and 0.75%.

See important disclosures on the next page.

6 | MARCH 31, 2015

(unaudited)

The Fund is not a capital guaranteed or insured fund. As with all investments, there are inherent risks when investing in the Fund including, but not limited to, allocation risk, maximum settlement amount risk, turnover risk, liquidation risk, opportunity cost risk, capital protection termination risk, underperformance risk and counterparty risk, each as disclosed in the Fund’s Prospectuses. The protection feature only covers shareholders who hold their shares on the termination date, and is subject to various conditions and the financial payment capabilities of BNP Paribas Prime Brokerage, Inc. (the “Capital Protection Provider”).

The Capital Protection Agreement is a financial product that is intended to protect the Fund against significant market declines and does not in any way constitute any form of insurance. The Capital Protection Provider is not an insurance company or an insurance provider, nor is it acting as an adviser or subadviser for the Fund.

The Fund’s asset allocation will vary over time depending on market conditions and therefore the Fund’s allocation to each investment component could change as frequently as daily resulting in a higher portfolio turnover rate than other mutual funds. Increased portfolio turnover may result in higher costs, which may have a negative effect on the Fund’s performance.

Amounts owed by the Capital Protection Provider under the Capital Protection Agreement are owed directly to the Fund and not to the Fund’s shareholders. As a result, a shareholder’s ability to receive the Protected NAV from the Fund is dependent on the Fund’s ability to collect any settlement amount due from the Capital Protection Provider, and/or its parent guarantor pursuant to the terms of the Capital Protection Agreement. Fund transactions involving a counterparty, such as the Capital Protection Provider and/or its parent guarantor, are subject to the risk that the counterparty will not fulfill its obligation to the Fund. Counterparty risk may arise because of the counterparty’s financial condition (i.e. financial difficulties, bankruptcy or insolvency), market activities or developments, or other reasons, whether foreseen or not. As such the Fund’s ability to benefit from the Protection may depend on the Capital Protection Provider’s, as well as its parent guarantor’s, financial condition.

Although the risk allocation methodology is designed so that the NAV of any share class does not fall below its Protected NAV, there is the possibility that the risk allocation methodology may not work as designed and the NAV of any share class may fall below its Protected NAV. If this happens, it is expected that the Fund will receive payment of the Settlement Amount from the Capital Protection Provider, if due, and liquidate as soon as possible following the event.

It is possible that under the terms of the Capital Protection Agreement, the Fund’s allocation to the Equity Component could drop to a low level or be eliminated altogether, especially during periods of heightened volatility in the equity markets. This would reduce the Fund’s ability to participate in upward equity market movements and therefore, represents loss of opportunity compared to a fund that is fully invested in equities and may cause the Fund to underperform its primary benchmark and/or other similarly situated growth funds. As a result, the Fund may not achieve its investment objective.

The Fund uses short index futures and other types of derivatives in attempt to hedge risk. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative’s original cost, and can therefore involve leverage.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2015 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*	The Fund’s inception date – May 4, 2011
(1)	Closed to new investors.

Janus Investment Fund | 7

Janus Preservation Series - Growth (unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; the capital protection fee; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(10/1/14)	(3/31/15)	(10/1/14 - 3/31/15)†	(10/1/14)	(3/31/15)	(10/1/14 - 3/31/15)†	(10/1/14 - 3/31/15)

Class A Shares	$1,000.00	$1,112.50	$9.43	$1,000.00	$1,016.01	$9.00	1.79%

Class C Shares	$1,000.00	$1,108.20	$13.35	$1,000.00	$1,012.27	$12.74	2.54%

Class D Shares	$1,000.00	$1,113.90	$8.49	$1,000.00	$1,016.90	$8.10	1.61%

Class I Shares	$1,000.00	$1,114.60	$8.07	$1,000.00	$1,017.30	$7.70	1.53%

Class S Shares	$1,000.00	$1,111.90	$10.43	$1,000.00	$1,015.06	$9.95	1.98%

Class T Shares	$1,000.00	$1,113.20	$9.11	$1,000.00	$1,016.31	$8.70	1.73%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

8 | MARCH 31, 2015

Janus Preservation Series - Growth

Schedule of Investments (unaudited)

As of March 31, 2015

Shares/Principal/Contract Amounts		Value
Common Stocks – 97.1%
Aerospace & Defense – 3.2%
8,739	Honeywell International, Inc.	$911,565
5,415	Precision Castparts Corp.	1,137,150

		2,048,715
Auto Components – 0.8%
6,569	Delphi Automotive PLC	523,812
Beverages – 1.0%
8,942	Diageo PLC	246,525
1,746	Pernod Ricard SA	206,006
3,391	SABMiller PLC	177,422

		629,953
Biotechnology – 6.1%
6,785	Amgen, Inc.	1,084,582
3,133	Biogen, Inc.*	1,322,878
6,436	Celgene Corp.*	741,942
591	Pharmacyclics, Inc.*	151,266
1,251	Regeneron Pharmaceuticals, Inc.*	564,802

		3,865,470
Capital Markets – 0.5%
11,011	Charles Schwab Corp.	335,175
Chemicals – 4.0%
9,137	Air Products & Chemicals, Inc.	1,382,246
3,326	Monsanto Co.	374,308
3,534	PPG Industries, Inc.	797,058

		2,553,612
Communications Equipment – 2.5%
10,168	Motorola Solutions, Inc.	677,901
12,992	QUALCOMM, Inc.	900,865

		1,578,766
Electrical Equipment – 2.5%
24,759	Sensata Technologies Holding NV*	1,422,405
3,222	SolarCity Corp.*	165,224

		1,587,629
Electronic Equipment, Instruments & Components – 0.6%
6,522	Amphenol Corp. – Class A	384,341
Energy Equipment & Services – 0.8%
3,215	Baker Hughes, Inc.	204,410
6,412	Halliburton Co.	281,358

		485,768
Food & Staples Retailing – 2.0%
6,436	Kroger Co.	493,384
14,301	Sysco Corp.	539,576
4,725	Whole Foods Market, Inc.	246,078

		1,279,038
Food Products – 1.1%
6,916	Hershey Co.	697,894
Health Care Equipment & Supplies – 1.0%
20,735	Boston Scientific Corp.*	368,046
1,992	Zimmer Holdings, Inc.	234,100

		602,146
Health Care Technology – 0.9%
4,962	athenahealth, Inc.*	592,413
Hotels, Restaurants & Leisure – 3.3%
458	Chipotle Mexican Grill, Inc.*	297,947
21,484	Dunkin’ Brands Group, Inc.	1,021,779
6,160	Starbucks Corp.	583,352
2,201	Starwood Hotels & Resorts Worldwide, Inc.	183,784

		2,086,862
Household Products – 0.6%
4,933	Colgate-Palmolive Co.	342,054
Information Technology Services – 3.5%
13,350	MasterCard, Inc. – Class A	1,153,307
16,244	Visa, Inc. – Class A	1,062,520

		2,215,827
Insurance – 1.3%
8,755	Aon PLC	841,531
Internet & Catalog Retail – 2.0%
1,887	Amazon.com, Inc.*	702,153
3,063	Ctrip.com International, Ltd. (ADR)*	179,553
351	Priceline Group, Inc.*	408,616

		1,290,322
Internet Software & Services – 7.0%
3,480	Alibaba Group Holding, Ltd. (ADR)*	289,675
2,893	CoStar Group, Inc.*	572,322
14,726	Facebook, Inc. – Class A*	1,210,698
1,686	Google, Inc. – Class A†	935,225
2,177	Google, Inc. – Class C*	1,192,996
842	LinkedIn Corp. – Class A*	210,382

		4,411,298
Machinery – 1.6%
21,248	Colfax Corp.*	1,014,167
Media – 4.7%
31,359	Comcast Corp. – Class A	1,770,843
18,631	Twenty-First Century Fox, Inc. – Class A	630,473
5,411	Walt Disney Co.	567,560

		2,968,876
Oil, Gas & Consumable Fuels – 1.5%
8,200	Antero Resources Corp.*	289,624
1,045	EOG Resources, Inc.	95,816
8,870	Noble Energy, Inc.	433,743
6,464	Southwestern Energy Co.*	149,900

		969,083
Personal Products – 0.6%
4,315	Estee Lauder Cos., Inc. – Class A	358,835
Pharmaceuticals – 11.2%
9,070	AbbVie, Inc.	530,958
3,820	Actavis PLC*	1,136,908
13,835	Bristol-Myers Squibb Co.	892,358
5,899	Eli Lilly & Co.	428,562
21,813	Endo International PLC*	1,956,626
3,949	Jazz Pharmaceuticals PLC*	682,348
5,394	Mallinckrodt PLC*	683,150
637	Salix Pharmaceuticals, Ltd.*	110,080
3,189	Valeant Pharmaceuticals International, Inc. (U.S. Shares)*	633,399

		7,054,389
Professional Services – 1.0%
8,584	Verisk Analytics, Inc. – Class A*	612,898

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund | 9

Janus Preservation Series - Growth

Schedule of Investments (unaudited)

As of March 31, 2015

Shares/Principal/Contract Amounts		Value
Real Estate Investment Trusts (REITs) – 1.4%
9,578	American Tower Corp.	$901,769
Real Estate Management & Development – 1.0%
16,768	CBRE Group, Inc. – Class A*	649,089
Road & Rail – 2.3%
3,924	Canadian Pacific Railway, Ltd.	718,553
6,606	Union Pacific Corp.	715,496

		1,434,049
Semiconductor & Semiconductor Equipment – 4.6%
72,147	ARM Holdings PLC	1,181,069
41,167	Atmel Corp.	338,804
2,152	Avago Technologies, Ltd.	273,261
20,484	Freescale Semiconductor, Ltd.*	834,928
10,898	Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	255,885

		2,883,947
Software – 7.6%
4,409	Adobe Systems, Inc.*	326,002
3,106	ANSYS, Inc.*	273,918
74,292	Cadence Design Systems, Inc.*	1,369,945
10,579	NetSuite, Inc.*	981,308
16,572	Salesforce.com, Inc.*	1,107,175
2,303	ServiceNow, Inc.*	181,430
3,176	Ultimate Software Group, Inc.*	539,777

		4,779,555
Specialty Retail – 6.5%
835	AutoZone, Inc.*	569,604
12,416	Home Depot, Inc.	1,410,582
30,585	Sally Beauty Holdings, Inc.*	1,051,206
15,580	TJX Cos., Inc.	1,091,379

		4,122,771
Technology Hardware, Storage & Peripherals – 6.7%
32,177	Apple, Inc.†	4,003,784
8,353	EMC Corp.	213,503

		4,217,287
Textiles, Apparel & Luxury Goods – 0.5%
10,962	Gildan Activewear, Inc.	323,598
Trading Companies & Distributors – 0.6%
4,929	MSC Industrial Direct Co., Inc. – Class A	355,874
Wireless Telecommunication Services – 0.6%
12,490	T-Mobile U.S., Inc.*	395,808

Total Common Stocks (cost $50,756,386)		61,394,621
U.S. Treasury Notes/Bonds – 1.2%
$350,000	1.0000%, 9/30/16	353,008
420,000	0.8750%, 11/30/16	422,855

Total U.S. Treasury Notes/Bonds (cost $770,486)		775,863
Investment Companies – 1.9%
Money Markets – 1.9%
1,187,138	Janus Cash Liquidity Fund LLC, 0.1097%°°,£ (cost $1,187,138)	1,187,138
Capital Protection Agreement – 0%
1	Janus Preservation Series - Growth with BNP Paribas Prime Brokerage, Inc.*,§ exercise price at 3/31/15 $8.61 – $8.96 (cost $0)	0

Total Investments (total cost $52,714,010) – 100.2%		63,357,622

Liabilities, net of Cash, Receivables and Other Assets – (0.2)%		(138,259)

Net Assets – 100%		$63,219,363

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

United States	$59,145,937	93.4%
Canada	1,675,550	2.7
United Kingdom	1,605,016	2.5
China	469,228	0.7
Taiwan	255,885	0.4
France	206,006	0.3

Total	$63,357,622	100.0%

Schedule of Forward Currency Contracts, Open

			Unrealized
	Currency	Currency	Appreciation/
Counterparty/Currency and Settlement Date	Units Sold	Value	(Depreciation)

Bank of America:
British Pound 4/16/15	203,700	$302,096	$2,129
Canadian Dollar 4/16/15	836,000	660,024	(603)

		962,120	1,526

Credit Suisse International:
British Pound 4/9/15	400,000	593,247	9,258
Canadian Dollar 4/9/15	1,000,000	789,571	3,489
Chinese Renminbi 4/9/15	2,788,000	448,935	(5,656)
Euro 4/9/15	183,000	196,763	1,871
Taiwan Dollar 4/9/15	7,501,000	239,777	(2,386)

		2,268,293	6,576

HSBC Securities (USA), Inc.: British Pound 4/9/15	408,000	605,112	9,413

Total		$3,835,525	$17,515

Schedule of OTC Purchased Options – Zero Strike Calls

			Unrealized
Counterparty/	Premium to		Appreciation/
Reference Asset	be Paid	Value	(Depreciation)

BNP Paribas: BNP IVIX Index expires June 2015 504,583 contracts exercise price $0.00	$(1,204,591)	$1,193,300	$(11,291)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10 | MARCH 31, 2015

Notes to Schedule of Investments and Other Information (unaudited)

BNP IVIX Index	A volatility strategy index sponsored by BNP Paribas.

Citigroup 3-Month U.S. Treasury Bill Index	An unmanaged index that represents the performance of three-month Treasury bills. The index reflects reinvestment of all distributions and changes in market prices.

Preservation Series – Growth Blended Index	An internally-calculated, hypothetical combination of total returns from the Russell 1000® Growth Index (60%) and the Citigroup 3-Month U.S. Treasury Bill Index (40%).

Russell 1000® Growth Index	Measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

S&P 500® Index	Measures broad U.S. equity performance.

ADR	American Depositary Receipt

LLC	Limited Liability Company

OTC	Over-the-Counter

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American stock exchange.

*	Non-income producing security.

†	A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of March 31, 2015, is noted below.

Fund	Aggregate Value

Janus Preservation Series - Growth	$1,118,239

°°	Rate shown is the 7-day yield as of March 31, 2015.

§	Schedule of Restricted and Illiquid Securities (as of March 31, 2015)

	Acquisition	Acquisition		Value as a
	Date	Cost	Value	% of Net Assets

Janus Preservation Series - Growth
Capital Protection Agreement	5/4/11	$0	$0	0.0%

The Fund has registration rights for certain restricted securities held as of March 31, 2015. The issuer incurs all registration costs.

£	The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Fund’s relative ownership, the following securities were considered affiliated companies for all or some portion of the period ended March 31, 2015. Unless otherwise indicated, all information in the table is for the period ended March 31, 2015.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 9/30/14	Purchases	Sales	at 3/31/15	Gain/(Loss)	Income	at 3/31/15

Janus Preservation Series – Growth
Janus Cash Liquidity Fund LLC	–	14,544,138	(13,357,000)	1,187,138	$–	$1,289	$1,187,138

Janus Investment Fund | 11

Notes to Schedule of Investments and Other Information (unaudited) (continued)

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2015. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of March 31, 2015)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Janus Preservation Series – Growth
Assets
Investments in Securities:
Common Stocks
Beverages	$ –	$ 629,953	$–
Semiconductor & Semiconductor Equipment	1,702,878	1,181,069	–
All Other	57,880,721	–	–

U.S. Treasury Notes/Bonds	–	775,863	–

Investment Companies	–	1,187,138	–

Total Investments in Securities	$59,583,599	$3,774,023	$–

Other Financial Instruments(a):
Capital Protection Agreement	$ –	$ –	$0
Forward Currency Contracts	–	26,160	–

Total Assets	$59,583,599	$3,800,183	$0

Liabilities
Other Financial Instruments(a):
Forward Currency Contracts	$ –	$ 8,645	$–
OTC Purchased Options – Zero Strike Calls	–	11,291	–

Total Liabilities	$ –	$ 19,936	$–

(a)	Other financial instruments include the capital protection agreement, forward currency, futures, written options, zero strike options, and swap contracts. Forward currency contracts and zero strike options are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. The capital protection agreement, written options and swap contracts are reported at their market value at measurement date.

12 | MARCH 31, 2015

Statement of Assets and Liabilities

Janus Preservation
As of March 31, 2015 (unaudited)	Series - Growth

Assets:
Investments, at cost	$52,714,010
Unaffiliated investments, at value	$62,170,484
Affiliated investments, at value	1,187,138
Capital protection agreement (Note 1)	0
Cash	170
Restricted cash (Note 1)	20,000
Forward currency contracts	26,160
Closed foreign currency contracts	3,248
Non-interested Trustees’ deferred compensation	1,243
Receivables:
Fund shares sold	33,387
Dividends	35,109
Dividends from affiliates	144
Foreign dividend tax reclaim	2,548
Interest	1,241
Other assets	385
Total Assets	63,481,257
Liabilities:
Forward currency contracts	8,645
Closed foreign currency contracts	9,859
Purchased options - zero strike calls(1)	11,291
Payables:
Fund shares repurchased	48,942
Advisory fees	20,546
Capital protection fee	32,752
Fund administration fees	546
Transfer agent fees and expenses	18,705
12b-1 Distribution and shareholder servicing fees	20,433
Non-interested Trustees’ fees and expenses	394
Non-interested Trustees’ deferred compensation fees	1,243
Accrued expenses and other payables	88,538
Total Liabilities	261,894
Net Assets	$63,219,363

See footnotes at the end of the Statement.
See Notes to Financial Statements.

Janus Investment Fund | 13

Statement of Assets and Liabilities  (continued)

Janus Preservation
As of March 31, 2015 (unaudited)	Series - Growth

Net Assets Consist of:
Capital (par value and paid-in surplus)	$51,613,730
Undistributed net investment income/(loss)	(925,400)
Undistributed net realized gain/(loss) from investments and foreign currency transactions	1,881,218
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	10,649,815
Total Net Assets	$63,219,363
Net Assets - Class A Shares	$16,037,320
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,484,621
Net Asset Value Per Share(2)	$10.80
Maximum Offering Price Per Share(3)	$11.46
Protected Net Asset Value Per Share(4)	$8.87
Net Assets - Class C Shares	$18,747,990
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,789,795
Net Asset Value Per Share(2)	$10.47
Protected Net Asset Value Per Share(4)	$8.61
Net Assets - Class D Shares	$10,542,083
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	969,738
Net Asset Value Per Share	$10.87
Protected Net Asset Value Per Share(4)	$8.93
Net Assets - Class I Shares	$8,702,677
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	797,610
Net Asset Value Per Share	$10.91
Protected Net Asset Value Per Share(4)	$8.96
Net Assets - Class S Shares	$3,678,282
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	342,234
Net Asset Value Per Share	$10.75
Protected Net Asset Value Per Share(4)	$8.83
Net Assets - Class T Shares	$5,511,011
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	508,817
Net Asset Value Per Share	$10.83
Protected Net Asset Value Per Share(4)	$8.90

(1)	Premium to be paid $1,204,591.
(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(3)	Maximum offering price is computed at 100/94.25 of net asset value.
(4)	The Protected NAV is the protection feature of the Fund and is calculated at 80% of the highest previously achieved NAV, reduced for dividends, distributions, any extraordinary expenses, and certain extraordinary items. Shareholders cannot transact purchases or redemptions at the Protected NAV.
See Notes to Financial Statements.

14 | MARCH 31, 2015

Statement of Operations

Janus Preservation
For the period ended March 31, 2015 (unaudited)	Series - Growth

Investment Income:
Interest	$3,496
Dividends	252,742
Dividends from affiliates	1,289
Other income	14
Foreign tax withheld	(902)
Total Investment Income	256,639
Expenses:
Advisory fees	198,727
12b-1 Distribution and shareholder servicing fees:
Class A Shares	20,882
Class C Shares	91,889
Class S Shares	4,327
Transfer agent administrative fees and expenses:
Class D Shares	5,589
Class S Shares	4,327
Class T Shares	7,234
Transfer agent networking and omnibus fees:
Class A Shares	4,311
Class C Shares	4,104
Class I Shares	1,900
Other transfer agent fees and expenses:
Class A Shares	1,116
Class C Shares	1,473
Class D Shares	700
Class I Shares	154
Class S Shares	6
Class T Shares	46
Capital protection fee	188,963
Shareholder reports expense	22,115
Registration fees	57,937
Custodian fees	2,791
Professional fees	24,321
Non-interested Trustees’ fees and expenses	684
Fund administration fees	2,567
Other expenses	17,784
Total Expenses	663,947
Less: Excess Expense Reimbursement	(56,782)
Net Expenses	607,165
Net Investment Income/(Loss)	(350,526)
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	3,381,889
Futures contracts	(153,794)
Purchased options - zero strike calls	(192,890)
Total Net Realized Gain/(Loss) on Investments	3,035,205
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	3,758,300
Purchased options - zero strike calls	98,805
Total Change in Unrealized Net Appreciation/Depreciation	3,857,105
Net Increase/(Decrease) in Net Assets Resulting from Operations	$6,541,784

See Notes to Financial Statements.

Janus Investment Fund | 15

Statements of Changes in Net Assets

	Janus Preservation
	Series - Growth
For the period ended March 31 (unaudited) and the year ended September 30	2015	2014

Operations:
Net investment income/(loss)	$(350,526)	$(739,565)
Net realized gain/(loss) on investments	3,035,205	8,349,007
Change in unrealized net appreciation/depreciation	3,857,105	(1,573,904)
Net Increase/(Decrease) in Net Assets Resulting from Operations	6,541,784	6,035,538
Dividends and Distributions to Shareholders:
Net Realized Gain from Investment Transactions
Class A Shares	(787,700)	–
Class C Shares	(889,857)	–
Class D Shares	(424,397)	–
Class I Shares	(391,688)	–
Class S Shares	(160,820)	–
Class T Shares	(247,524)	–
Net Decrease from Dividends and Distributions to Shareholders	(2,901,986)	–
Capital Share Transactions:
Shares Sold
Class A Shares	137,946	968,692
Class C Shares	549,649	1,221,801
Class D Shares	1,595,561	2,123,347
Class I Shares	730,162	1,288,130
Class T Shares	80,394	335,391
Reinvested Dividends and Distributions
Class A Shares	773,429	–
Class C Shares	762,395	–
Class D Shares	423,908	–
Class I Shares	306,954	–
Class S Shares	160,820	–
Class T Shares	247,524	–
Shares Repurchased
Class A Shares	(3,921,276)	(6,620,702)
Class C Shares	(1,788,033)	(4,991,180)
Class D Shares	(569,188)	(2,034,630)
Class I Shares	(1,081,841)	(3,997,021)
Class T Shares	(3,263,170)	(5,033,402)
Net Increase/(Decrease) from Capital Share Transactions	(4,854,766)	(16,739,574)
Net Increase/(Decrease) in Net Assets	(1,214,968)	(10,704,036)
Net Assets:
Beginning of period	64,434,331	75,138,367
End of period	$63,219,363	$64,434,331

Undistributed Net Investment Income/(Loss)	$(925,400)	$(574,874)

See Notes to Financial Statements.

16 | MARCH 31, 2015

Financial Highlights

Class A Shares

For a share outstanding during the period ended March 31, 2015	Janus Preservation Series - Growth
(unaudited) and each year or period ended September 30	2015	2014	2013	2012	2011(1)

Net Asset Value, Beginning of Period	$10.19	$9.33	$8.83	$8.61	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.05)(2)	(0.09)(2)	–(3)	(0.05)	(0.01)
Net gain/(loss) on investments (both realized and unrealized)	1.15	0.95	0.50	0.27	(1.38)
Total from Investment Operations	1.10	0.86	0.50	0.22	(1.39)
Less Distributions:
Dividends (from net investment income)	–	–	–	–	–
Distributions (from capital gains)	(0.49)	–	–	–	–
Total Distributions	(0.49)	–	–	–	–
Net Asset Value, End of Period	$10.80	$10.19	$9.33	$8.83	$8.61
Total Return*	11.25%	9.22%	5.66%	2.56%	(13.90)%
Net Assets, End of Period (in thousands)	$16,037	$18,045	$21,859	$46,314	$31,514
Average Net Assets for the Period (in thousands)	$16,752	$20,065	$33,076	$46,797	$11,929
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets**	1.96%	1.91%	1.82%	1.93%	3.36%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets**	1.79%	1.80%	1.75%	1.72%	1.66%
Ratio of Net Investment Income/(Loss) to Average Net Assets**	(0.97)%	(0.92)%	(0.96)%	(1.12)%	(0.90)%
Portfolio Turnover Rate	28%	114%	119%	170%	149%

Class C Shares

For a share outstanding during the period ended March 31, 2015	Janus Preservation Series - Growth
(unaudited) and each year or period ended September 30	2015	2014	2013	2012	2011(1)

Net Asset Value, Beginning of Period	$9.93	$9.16	$8.74	$8.59	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.09)(2)	(0.16)(2)	(0.12)	(0.11)	(0.03)
Net gain/(loss) on investments (both realized and unrealized)	1.12	0.93	0.54	0.26	(1.38)
Total from Investment Operations	1.03	0.77	0.42	0.15	(1.41)
Less Distributions:
Dividends (from net investment income)	–	–	–	–	–
Distributions (from capital gains)	(0.49)	–	–	–	–
Total Distributions	(0.49)	–	–	–	–
Net Asset Value, End of Period	$10.47	$9.93	$9.16	$8.74	$8.59
Total Return*	10.82%	8.41%	4.81%	1.75%	(14.10)%
Net Assets, End of Period (in thousands)	$18,748	$18,215	$20,391	$34,567	$23,354
Average Net Assets for the Period (in thousands)	$18,428	$19,226	$25,502	$33,689	$10,505
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets**	2.71%	2.65%	2.61%	2.68%	4.07%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets**	2.54%	2.55%	2.51%	2.47%	2.39%
Ratio of Net Investment Income/(Loss) to Average Net Assets**	(1.71)%	(1.67)%	(1.72)%	(1.87)%	(1.61)%
Portfolio Turnover Rate	28%	114%	119%	170%	149%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Period from May 4, 2011 (inception date) through September 30, 2011.
(2)	Per share amounts are calculated based on average shares outstanding during the year or period.
(3)	Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund | 17

Financial Highlights  (continued)

Class D Shares

For a share outstanding during the period ended March 31, 2015 (unaudited)	Janus Preservation Series - Growth
and each year or period ended September 30	2015	2014	2013	2012	2011(1)

Net Asset Value, Beginning of Period	$10.24	$9.36	$8.85	$8.62	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.04)(2)	(0.07)(2)	0.06	(0.04)	(0.02)
Net gain/(loss) on investments (both realized and unrealized)	1.16	0.95	0.45	0.27	(1.36)
Total from Investment Operations	1.12	0.88	0.51	0.23	(1.38)
Less Distributions:
Dividends (from net investment income)	–	–	–	–	–
Distributions (from capital gains)	(0.49)	–	–	–	–
Total Distributions	(0.49)	–	–	–	–
Net Asset Value, End of Period	$10.87	$10.24	$9.36	$8.85	$8.62
Total Return*	11.39%	9.40%	5.76%	2.67%	(13.80)%
Net Assets, End of Period (in thousands)	$10,542	$8,505	$7,679	$7,289	$5,604
Average Net Assets for the Period (in thousands)	$9,340	$8,219	$7,217	$7,170	$5,579
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets**	1.87%	1.81%	1.73%	1.92%	3.48%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets**	1.61%	1.60%	1.61%	1.60%	1.52%
Ratio of Net Investment Income/(Loss) to Average Net Assets**	(0.78)%	(0.72)%	(0.83)%	(1.00)%	(0.52)%
Portfolio Turnover Rate	28%	114%	119%	170%	149%

Class I Shares

For a share outstanding during the period ended March 31, 2015 (unaudited)	Janus Preservation Series - Growth
and each year or period ended September 30	2015	2014	2013	2012	2011(1)

Net Asset Value, Beginning of Period	$10.27	$9.38	$8.86	$8.62	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.04)(2)	(0.07)(2)	0.06	(0.06)	(0.01)
Net gain/(loss) on investments (both realized and unrealized)	1.17	0.96	0.46	0.30	(1.37)
Total from Investment Operations	1.13	0.89	0.52	0.24	(1.38)
Less Distributions:
Dividends (from net investment income)	–	–	–	–	–
Distributions (from capital gains)	(0.49)	–	–	–	–
Total Distributions	(0.49)	–	–	–	–
Net Asset Value, End of Period	$10.91	$10.27	$9.38	$8.86	$8.62
Total Return*	11.46%	9.49%	5.87%	2.78%	(13.80)%
Net Assets, End of Period (in thousands)	$8,703	$8,222	$10,124	$17,922	$26,506
Average Net Assets for the Period (in thousands)	$8,479	$8,912	$14,828	$23,996	$12,205
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets**	1.70%	1.65%	1.59%	1.66%	3.06%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets**	1.53%	1.55%	1.49%	1.47%	1.48%
Ratio of Net Investment Income/(Loss) to Average Net Assets**	(0.70)%	(0.67)%	(0.71)%	(0.90)%	(0.73)%
Portfolio Turnover Rate	28%	114%	119%	170%	149%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Period from May 4, 2011 (inception date) through September 30, 2011.
(2)	Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

18 | MARCH 31, 2015

Class S Shares

For a share outstanding during the period ended March 31, 2015 (unaudited)	Janus Preservation Series - Growth
and each year or period ended September 30	2015	2014	2013	2012	2011(1)

Net Asset Value, Beginning of Period	$10.15	$9.30	$8.81	$8.61	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.06)(2)	(0.10)(2)	0.04	(0.09)	(0.03)
Net gain/(loss) on investments (both realized and unrealized)	1.15	0.95	0.45	0.29	(1.36)
Total from Investment Operations	1.09	0.85	0.49	0.20	(1.39)
Less Distributions:
Dividends (from net investment income)	–	–	–	–	–
Distributions (from capital gains)	(0.49)	–	–	–	–
Total Distributions	(0.49)	–	–	–	–
Net Asset Value, End of Period	$10.75	$10.15	$9.30	$8.81	$8.61
Total Return*	11.19%	9.14%	5.56%	2.32%	(13.90)%
Net Assets, End of Period (in thousands)	$3,678	$3,308	$3,032	$2,873	$3,588
Average Net Assets for the Period (in thousands)	$3,471	$3,213	$2,914	$3,348	$3,933
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets**	2.15%	2.07%	2.06%	2.11%	3.33%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets**	1.98%	1.85%	1.88%	1.90%	1.73%
Ratio of Net Investment Income/(Loss) to Average Net Assets**	(1.15)%	(0.97)%	(1.10)%	(1.32)%	(0.68)%
Portfolio Turnover Rate**	28%	114%	119%	170%	149%

Class T Shares

For a share outstanding during the period ended March 31, 2015	Janus Preservation Series - Growth
(unaudited) and each year or period ended September 30	2015	2014	2013	2012	2011(1)

Net Asset Value, Beginning of Period	$10.21	$9.34	$8.84	$8.62	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.05)(2)	(0.08)(2)	0.04	(0.06)	(0.02)
Net gain/(loss) on investments (both realized and unrealized)	1.16	0.95	0.46	0.28	(1.36)
Total from Investment Operations	1.11	0.87	0.50	0.22	(1.38)
Less Distributions:
Dividends (from net investment income)	–	–	–	–	–
Distributions (from capital gains)	(0.49)	–	–	–	–
Total Distributions	(0.49)	–	–	–	–
Net Asset Value, End of Period	$10.83	$10.21	$9.34	$8.84	$8.62
Total Return*	11.32%	9.31%	5.66%	2.55%	(13.80)%
Net Assets, End of Period (in thousands)	$5,511	$8,140	$12,053	$15,537	$12,986
Average Net Assets for the Period (in thousands)	$5,803	$10,395	$13,394	$17,794	$8,438
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets**	1.88%	1.81%	1.76%	1.85%	3.14%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets**	1.73%	1.68%	1.69%	1.71%	1.58%
Ratio of Net Investment Income/(Loss) to Average Net Assets**	(0.94)%	(0.80)%	(0.91)%	(1.12)%	(0.73)%
Portfolio Turnover Rate	28%	114%	119%	170%	149%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Period from May 4, 2011 (inception date) through September 30, 2011.
(2)	Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund | 19

Notes to Financial Statements (unaudited)

1.	Organization and Significant Accounting Policies

Janus Preservation Series – Growth (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-seven funds which include multiple series of shares, with differing investment objectives and policies. The Fund invests primarily in equity securities. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

Capital Protection Agreement
BNP Paribas Prime Brokerage, Inc., a U.S. registered broker-dealer, is the Fund’s Capital Protection Provider. Pursuant to the Capital Protection Agreement entered into by the Capital Protection Provider and the Fund, the Capital Protection Provider has agreed to provide capital protection to protect against a decrease in the NAV per share for each share class of the Fund below 80% of the highest NAV per share for the share class attained since the inception of the share class, reduced for dividends, distributions, any extraordinary expenses, and certain extraordinary items, provided the terms and conditions of the Capital Protection Agreement are satisfied and the agreement is not otherwise void. For this capital protection, the Fund pays the Capital Protection Provider, under the Capital Protection Agreement, a fee equal to 0.75% of the aggregate protected amount, which is calculated daily and paid monthly. Because the capital protection fee is based on the aggregate protected assets of the Fund rather than on the Fund’s total net assets, it can fluctuate between 0.60% and 0.75% of the Fund’s total net assets.

BNP Paribas, the Parent Guarantor and the Capital Protection Provider’s ultimate parent company, has provided an irrevocable guaranty pursuant to which it guarantees any and all financial obligations of the Capital Protection Provider to pay or deliver payment on its obligations under the Capital Protection Agreement to the extent that the Capital Protection Provider is obligated to pay. The Capital Protection Provider is a subsidiary of the Parent Guarantor and is a U.S. registered broker-dealer. Under the Parent Guaranty, the Parent Guarantor can assert the same defenses, rights, set offs, or counterclaims as the Capital Protection Provider would have under the Capital Protection Agreement.

Neither the Capital Protection Provider nor the Parent Guarantor is an insurance company or an insurance provider. Nor is the Capital Protection Provider, the Parent Guarantor, or any of their affiliates acting as an investment adviser or subadviser to the Fund. The Settlement Amount under the Capital Protection Agreement is owed directly to the Fund and not the Fund’s investors. Therefore, as a shareholder you will not have any action against or recourse to the Capital Protection Provider or the Parent

20 | MARCH 31, 2015

Guarantor. Further, no shareholder will have any right to receive payment, or any other rights whatsoever, under the Capital Protection Agreement or the Parent Guaranty.

The Capital Protection Agreement is valued at the greater of $0.00 or the Protected NAV less the NAV per share, which approximates fair value.

The Protected NAV for each share class, as well as the percentages of the Fund’s assets that are allocated between the Equity Component and the Protection Component, will be posted on the Janus websites at janus.com/advisor/mutual-funds (or janus.com/allfunds for shareholders of Class D Shares). Please refer to the Fund’s Prospectuses for information regarding how the Protection works in the event it is triggered and the Fund proceeds to liquidation, as well as how the Protection is calculated to help you understand the 80% protection of the NAV per share.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be valued on an amortized cost basis. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary
Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price

Janus Investment Fund | 21

Notes to Financial Statements (unaudited) (continued)

(or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2015 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Fund did not hold a significant amount of Level 3 securities as of March 31, 2015.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Fund. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class. Expenses include the fee paid to the Capital Protection Provider. Because the fee is based on the aggregate protected assets of the Fund, it can fluctuate between 0.60% and 0.75%.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications
In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations
The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

22 | MARCH 31, 2015

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions
The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually.

Because the payment of dividends and distributions could have the effect of reducing the Fund’s NAV as a result of the reduction in the aggregate value of the Fund’s assets, any such distribution made during the term of the Capital Protection Agreement, including distributions made before the investment by the shareholder, will reduce the Protected NAV of each share class and therefore the amount of protection afforded to the Fund by the Capital Protection Provider. This means that the Protected NAV could be less than 80% of the highest previously attained NAV. Janus Capital intends to estimate dividends payable prior to any distribution date in an effort to minimize the impact of such distributions to the Protected NAV. There is no guarantee that Janus Capital will be successful in doing so. Incorrect estimates could impact the dividend calculation methodology and affect the Protected NAV per share. Please refer to the Fund’s Prospectuses for additional examples of how distributions will affect the Protected NAV.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Restricted Cash
As of March 31, 2015, the Fund had restricted cash in the amount of $20,000. The restricted cash represents collateral pledged in relation to derivatives and/or securities with extended settlement dates. The carrying value of the restricted cash approximates fair value.

2.	Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended March 31, 2015 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of this section.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

Janus Investment Fund | 23

Notes to Financial Statements (unaudited) (continued)

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

•	Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

•	Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported on the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/(depreciation) (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease

24 | MARCH 31, 2015

exposure to currency risk associated with foreign currency denominated securities held by the Fund.

The following table provides average ending monthly currency value amounts on sold forward currency contracts during the period ended March 31, 2015.

Fund	Sold

Janus Preservation Series - Growth	$547,932

Futures Contracts
A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts on commodities are valued at the settlement price on valuation date on the commodities exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used. Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). The change in unrealized net appreciation/(depreciation) is reported on the Statement of Operations (if applicable). When a contract is closed, a realized gain or loss is reported on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the period, the Fund sold futures on equity indices to decrease exposure to equity risk.

The following table provides average ending monthly market value amounts on sold futures contracts during the period ended March 31, 2015.

Fund	Sold

Janus Preservation Series - Growth	$233,783

Options Contracts
An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price on or before a specified date. The purchaser pays a premium to the seller for this right. The seller has the corresponding obligation to sell or buy a financial instrument if the purchaser (owner) “exercises” the option. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid. Upon expiration, or closing of the option transaction, a realized gain or loss is reported on the Statement of Operations (if applicable). The difference between the premium paid/received and the market value of the option is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported on the Statement of Operations (if applicable). Option contracts are typically valued using an approved vendor’s option valuation model. To the extent reliable market quotations are available, option contracts are valued using market quotations. In cases when an approved vendor cannot provide coverage for an option and there is no reliable market quotation, a broker quotation or an internal valuation using the Black-Scholes model, the Cox-Rubenstein Binomial Option Pricing Model, or other appropriate option pricing model is used.

The Fund may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. The Fund may be subject to counterparty risk, interest rate risk, liquidity risk, equity risk, commodity risk,

Janus Investment Fund | 25

Notes to Financial Statements (unaudited) (continued)

and currency risk in the normal course of pursuing its investment objective through its investments in options contracts.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Fund to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

The Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. The Fund may purchase call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by such Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Options purchased are reported in the Schedule of Investments (if applicable).

During the period, the Fund purchased call options on various equity indices for the purpose of increasing exposure to broad equity risk.

The following table provides average ending monthly market value amounts on purchased call options during the period ended March 31, 2015.

Purchased Zero-Strike
Fund	Call Options

Janus Preservation Series - Growth	$1,006,151

Volatility Investments
The Fund may also utilize swaps, options, exchange-traded funds, exchange-traded notes, or other instruments for exposure to the Chicago Board Options Exchange Market Volatility Index (“VIX”) or another volatility index. Such investments would be used in accordance with the risk methodology under the Capital Protection Agreement and would be designed in an effort to limit losses in a sharp market decline. There is no guarantee that using such instruments would be effective in limiting losses, and the use of such instruments could impact the ability to increase returns. There are costs associated with entering into such investments, which can impact returns. The Capital Protection Provider may be the entity used to enter into a transaction related to the VIX and, if so, would receive compensation.

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of March 31, 2015.

Fair Value of Derivative Instruments as of March 31, 2015

Derivatives not accounted for as	Asset Derivatives		Liability Derivatives
hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Janus Preservation Series - Growth
Capital Protection Agreement	Capital protection agreement	$0
Currency Contracts	Forward currency contracts	26,160	Forward currency contracts	$8,645
Equity Contracts			Purchased options - zero strike calls	11,291

Total		$26,160		$19,936

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the period ended March 31, 2015.

The effect of Derivative Instruments on the Statement of Operations for the period ended March 31, 2015

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
	Investments and foreign		Purchased options -
Derivatives not accounted for as hedging instruments	currency transactions	Futures contracts	zero strike calls	Total

Janus Preservation Series - Growth
Currency Contracts	$848	$–	$–	$848
Equity Contracts	–	(153,794)	(192,890)	(346,684)

Total	$848	$(153,794)	$(192,890)	$(345,836)

26 | MARCH 31, 2015

Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income
	Investments, foreign
	currency translations and
	non-interested Trustees’		Purchased options -
Derivatives not accounted for as hedging instruments	deferred compensation	Futures contracts	zero strike calls	Total

Janus Preservation Series - Growth
Capital Protection Agreement	$0	$–	$–	$0
Currency Contracts	17,515	–	–	17,515
Equity Contracts	–	–	98,805	98,805

Total	$17,515	$–	$98,805	$116,320

Please see the Fund’s Statement of Operations for the Fund’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

3.	Other Investments and Strategies

Additional Investment Risk
As with all investments, there are inherent risks when investing in the Fund. The Fund’s participation in the Capital Protection Agreement also subjects the Fund to certain risks not generally associated with equity funds, including, but not limited to, allocation risk, maximum settlement amount risk, turnover risk, liquidation risk, opportunity cost risk, capital protection termination risk, underperformance risk, and counterparty risk. For information relating to these and other risks of investing in the Fund, as well as other general information about the Fund, please refer to the Fund’s Prospectuses and Statement of Additional Information.

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. Redemptions, particularly a large redemption, may impact the allocation process, and the NAV of any share class may fall below its Protected NAV. If this happens, it is expected that the Fund will receive payment of the Settlement Amount from the Capital Protection Provider, if due, and liquidate as soon as possible following the event. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. As a result, financial markets in the EU have been subject to increased volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions.

Janus Investment Fund | 27

Notes to Financial Statements (unaudited) (continued)

Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties
Fund transactions involving a counterparty, such as the Capital Protection Provider, are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A shareholder’s ability to receive the Protected NAV from the Fund is dependent on the Fund’s ability to collect any settlement from the Capital Protection Provider pursuant to the terms of the Capital Protection Agreement or from BNP Paribas, the parent company of the Capital Protection Provider (the “Parent Guarantor”), under a separate parent guaranty. As such, the Fund’s ability to benefit from the Protection may depend on the Capital Protection Provider’s, as well as its parent company’s, financial condition. As an added measure of protection, the Parent Guarantor has issued an absolute, irrevocable and continuing guaranty pursuant to which it guarantees any and all financial obligations of the Capital Protection Provider under the Capital Protection Agreement. There is, however, a risk that the Capital Protection Provider’s parent company may not fulfill its obligations under the guaranty it has issued. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the “Offsetting Assets and Liabilities” section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties. Under the terms of the Capital Protection Agreement, the Protected NAV of each share class will be reduced by any reductions in the NAV per share resulting from such events as, but not limited to, (i) the bankruptcy, insolvency, reorganization or default of a contractual counterparty of the Fund, including counterparties to derivatives transactions, and entities that hold cash or other assets of the Fund; (ii) any trade or pricing error of the Fund; and (iii) any realized or unrealized losses on any investment of the Fund in money market funds.

Offsetting Assets and Liabilities
The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Fund does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following tables present gross amounts of recognized assets and liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see either the “Fair Value of Derivative Instruments as of March 31, 2015” table located in Note 2 of these Notes to Financial Statements and/or the Fund’s Schedule of Investments.

28 | MARCH 31, 2015

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
Counterparty	of Recognized Assets	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount

Bank of America	$ 2,129	$ (603)	$–	$ 1,526
Credit Suisse International	14,618	(8,042)	–	6,576
HSBC Securities (USA), Inc.	9,413	–	–	9,413

Total	$26,160	$(8,645)	$–	$17,515

Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts
Counterparty	of Recognized Liabilities	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount

Bank of America	$ 603	$ (603)	$ –	$–
BNP Paribas	11,291	–	(11,291)	–
Credit Suisse International	8,042	(8,042)	–	–

Total	$19,936	$(8,645)	$(11,291)	$–

(a)	Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.
(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

The Fund does not exchange collateral on its forward currency contracts with its counterparties; however, the Fund will segregate cash or high-grade securities in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. Such segregated assets, if with the Fund’s custodian, are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their market value equals or exceeds the current market value of the Fund’s corresponding forward currency contracts.

The Fund may require the counterparty to pledge securities as collateral daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized gain on OTC derivative contracts with a particular counterparty. The Fund may deposit cash as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. The collateral amounts are subject to minimum exposure requirements and initial margin requirements. Collateral amounts are monitored and subsequently adjusted up or down as valuations fluctuate by at least the minimum exposure requirement. Collateral may reduce the risk of loss.

Real Estate Investing
The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions
Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Sovereign Debt
The Fund may invest in U.S. and foreign government debt securities (“sovereign debt”). Investments in U.S. sovereign debt are considered low risk. However, investments in non-U.S. sovereign debt can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments,

Janus Investment Fund | 29

Notes to Financial Statements (unaudited) (continued)

multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

	Average Daily	Contractual
	Net Assets	Investment
Fund	of the Fund	Advisory Fee (%)

Janus Preservation Series - Growth	All Asset Levels	0.64

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee and the capital protection fee, but excluding the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the transfer agency agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate shown below. Janus Capital has agreed to continue the waiver until at least February 1, 2016.

Expense
Fund	Limit (%)

Janus Preservation Series - Growth	1.47-1.62*

*	Varies based on the amount of the Capital Protection Fee.

If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the transfer agency agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding

30 | MARCH 31, 2015

prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares, and receives reimbursement for its out-of-pocket costs on all other share classes. Included in out-of-pocket expenses are the expenses Janus Services incurs for serving as transfer agent and providing servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). The Fund also pays for salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. Some expenses related to compensation payable to the Fund’s Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $307,757 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended March 31, 2015. The Fund’s portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of March 31, 2015 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended March 31, 2015 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $135,000 were paid by the Trust to a Trustee under the Deferred Plan during the period ended March 31, 2015.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in

Janus Investment Fund | 31

Notes to Financial Statements (unaudited) (continued)

the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Fund’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2015 can be found in a table located in the Notes to Schedule of Investments and Other Information.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the period ended March 31, 2015, Janus Distributors retained the following upfront sales charges:

Upfront
Fund (Class A Shares)	Sales Charge

Janus Preservation Series - Growth	$499

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the period ended March 31, 2015.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended March 31, 2015, redeeming shareholders of Class C Shares paid the following CDSCs:

Fund (Class C Shares)	CDSC

Janus Preservation Series - Growth	$971

As of March 31, 2015, shares of the Fund were owned by Janus Capital and/or other funds advised by Janus Capital, as indicated in the table below:

	% of Class	% of Fund
Fund	Owned	Owned

Janus Preservation Series - Growth - Class A Shares	23%	6%
Janus Preservation Series - Growth - Class C Shares	19	6
Janus Preservation Series - Growth - Class D Shares	35	6
Janus Preservation Series - Growth - Class I Shares	43	6
Janus Preservation Series - Growth - Class S Shares	100	6
Janus Preservation Series - Growth - Class T Shares	67	6

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets.

5.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2015 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

32 | MARCH 31, 2015

				Net Tax
	Federal Tax	Unrealized	Unrealized	Appreciation/
Fund	Cost	Appreciation	(Depreciation)	(Depreciation)

Janus Preservation Series - Growth	$53,610,524	$10,707,265	$(960,167)	$9,747,098

6.	Capital Share Transactions

For the period ended March 31 (unaudited)	Janus Preservation Series - Growth
and the year ended September 30	2015	2014

Transactions in Fund Shares – Class A Shares:
Shares sold	13,335	97,489
Reinvested dividends and distributions	77,810	–
Shares repurchased	(377,763)	(668,568)
Net Increase/(Decrease) in Fund Shares	(286,618)	(571,079)
Shares Outstanding, Beginning of Period	1,771,239	2,342,318
Shares Outstanding, End of Period	1,484,621	1,771,239
Transactions in Fund Shares – Class C Shares:
Shares sold	55,749	127,967
Reinvested dividends and distributions	78,923	–
Shares repurchased	(179,431)	(518,653)
Net Increase/(Decrease) in Fund Shares	(44,759)	(390,686)
Shares Outstanding, Beginning of Period	1,834,554	2,225,240
Shares Outstanding, End of Period	1,789,795	1,834,554
Transactions in Fund Shares – Class D Shares:
Shares sold	150,830	215,995
Reinvested dividends and distributions	42,391	–
Shares repurchased	(53,981)	(205,774)
Net Increase/(Decrease) in Fund Shares	139,240	10,221
Shares Outstanding, Beginning of Period	830,498	820,277
Shares Outstanding, End of Period	969,738	830,498
Transactions in Fund Shares – Class I Shares:
Shares sold	69,837	128,054
Reinvested dividends and distributions	30,604	–
Shares repurchased	(103,342)	(406,270)
Net Increase/(Decrease) in Fund Shares	(2,901)	(278,216)
Shares Outstanding, Beginning of Period	800,511	1,078,727
Shares Outstanding, End of Period	797,610	800,511
Transactions in Fund Shares – Class S Shares:
Shares sold	–	–
Reinvested dividends and distributions	16,244	–
Shares repurchased	–	–
Net Increase/(Decrease) in Fund Shares	16,244	–
Shares Outstanding, Beginning of Period	325,990	325,990
Shares Outstanding, End of Period	342,234	325,990
Transactions in Fund Shares – Class T Shares:
Shares sold	7,683	33,467
Reinvested dividends and distributions	24,827	–
Shares repurchased	(320,840)	(526,520)
Net Increase/(Decrease) in Fund Shares	(288,330)	(493,053)
Shares Outstanding, Beginning of Period	797,147	1,290,200
Shares Outstanding, End of Period	508,817	797,147

Janus Investment Fund | 33

Notes to Financial Statements (unaudited) (continued)

7.	Purchases and Sales of Investment Securities

For the period ended March 31, 2015, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

Janus Preservation Series - Growth	$16,873,757	$26,031,478	$–	$653,789

8.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to March 31, 2015 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

34 | MARCH 31, 2015

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Annual Report of BNP Paribas Prime Brokerage, Inc.

Janus Investment Fund, on behalf of Janus Preservation Series – Global and Janus Preservation Series – Growth, will supply the most recent annual reports of the Capital Protection Provider (or any successor or substituted entity thereto), free of charge, upon a shareholder’s request by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 10, 2014, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2015 through January 1 or February 1, 2016, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services
The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the

Janus Investment Fund | 35

Additional Information (unaudited) (continued)

selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed institutional competitive advantages that should be able to provide superior investment management returns over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds
The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has improved: for the 36 months ended September 30, 2014, approximately 64% of the Funds were in the top two Lipper quartiles of performance, and for the 12 months ended September 30, 2014, approximately 57% of the Funds were in the top two Lipper quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

36 | MARCH 31, 2015

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

Value Funds

•	For Perkins International Value Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014.

•	For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

Mathematical Funds

•	For INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH International Managed Volatility Fund (formerly named INTECH International Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund), the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Janus Investment Fund | 37

Additional Information (unaudited) (continued)

•	For INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of under-performance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and in the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and that the performance trend was improving.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

38 | MARCH 31, 2015

•	For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s

Janus Investment Fund | 39

Additional Information (unaudited) (continued)

underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and its limited performance history.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory agreement(s).

Costs of Services Provided
The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the mean management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

In this regard, the independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 19% below the mean total expenses of their respective Lipper Expense Group peers and 29% below the mean total expenses for their Lipper Expense Universes; (3) management fees for the Funds, on average, were 15% below the mean management fees for their Expense Groups and 20% below the mean for their Expense Universes; and (4) Janus fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered how the total expenses for each share class of each Fund compared to the mean total expenses for its Lipper Expense Group peers and to mean total expenses for its Lipper Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than

40 | MARCH 31, 2015

management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) the average spread between management fees charged to the Funds and those charged to Janus Capital’s institutional accounts is reasonable relative to the average spreads seen in the industry; and (4) the retained fee margins implied by Janus Capital’s subadvised fees when compared to its mutual fund fees are reasonable relative to retained fee margins in the industry.

The Trustees considered the fees for each Fund for its fiscal year ended in 2013, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Bond Fund, the Trustees noted that although the Fund’s total expenses were equal to or below the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Janus Investment Fund | 41

Additional Information (unaudited) (continued)

Value Funds

•	For Perkins International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Mathematical Funds

•	For INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH International Managed Volatility Fund (formerly named INTECH International Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the

42 | MARCH 31, 2015

Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

Janus Investment Fund | 43

Additional Information (unaudited) (continued)

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that, although the Fund’s total expenses were above the peer group mean for its sole share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable limit.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

In this regard, the independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale
The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that their independent fee consultant had provided analysis of economies of scale during prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, the base contractual management fee rate paid by most of the Funds, before any adjustment for performance, if applicable, was below the mean contractual management fee rate of the Fund’s peer group identified by an independent data provider. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’

44 | MARCH 31, 2015

independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

In this regard, the independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, it could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital
The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

Janus Investment Fund | 45

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was March 31, 2015. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices.

When comparing the performance of the Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Fund invested in the index.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will

46 | MARCH 31, 2015

notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or

Janus Investment Fund | 47

Useful Information About Your Fund Report (unaudited) (continued)

investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

48 | MARCH 31, 2015

Notes

Janus Investment Fund | 49

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC.

Funds distributed by Janus Distributors LLC

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-0515-87562	125-24-93052 05-15

semiannual report
March 31, 2015

Janus Asia Equity Fund

Janus Investment Fund

highlights

•	Portfolio management perspective
•	Investment strategy behind your fund
•	Fund performance, characteristics and holdings

            Janus Asia Equity Fund

Janus Asia Equity Fund (unaudited)

FUND SNAPSHOT We seek to generate strong risk-adjusted returns by investing in stocks with high or expanding profitability at attractive valuations.	Hiroshi Yoh portfolio manager

PERFORMANCE SUMMARY

Janus Asia Equity Fund’s Class I Shares returned 8.53% for the six-month period ended March 31, 2015. The Fund’s benchmark, the MSCI All Country Asia ex-Japan Index, returned 5.01%.

MARKET ENVIRONMENT

Asian equities registered gains over the period, despite the looming strength of the U.S. dollar. This is evidence that the oft-cited causal link between emerging market performance and the dollar is not nearly as strong as it is purported to be. What is especially noteworthy is that Asian stocks held up given the rapid rise of the dollar beginning in the latter part of 2014. In the turbulent periods of the 1980s and 1990s, a roughly 10% appreciation in the U.S. currency was often enough to sink the prospects of Asian and other emerging market securities. In the current episode, even as the U.S. dollar recorded double-digit gains against major developed market currencies such as the euro and Japanese yen, not only did Asian stocks prove resilient, so did the region’s currencies. This development is owed to substantial improvement in financial positions on both corporate and sovereign balance sheets. Indonesia is a prime example of a country whose currency has depreciated, but local company balance sheets have not been stressed. Issuances of domestic debt, lower overall debt levels and the deployment of hedges, via derivatives or natural, have all made the jobs of senior executives and corporate treasurers much more manageable.

PERFORMANCE DISCUSSION

On a country basis, our selection of Chinese and South Korean stocks helped drive relative outperformance, while our holdings in Taiwan and Hong Kong were relative detractors. With regard to sectors, stock selection in industrials and consumer discretionary contributed, while holdings in information technology and telecommunications weighed on relative results.

Cheil Industries, a de facto holding company for conglomerate Samsung, was the leading individual contributor for the period. The company continued to benefit from the sentiment surrounding its recent initial public offering (IPO). Cheil is structured essentially to aid in transferring ownership of Samsung from one generation of the controlling family to the next. After this period of outperformance, we no longer hold the position in the portfolio.

Among the top performers in the Chinese market were two financial companies. CITIC Securities, given its breadth of services, operates as a proxy for Chinese equities and has benefited from the establishment of the Shanghai-Hong Kong Stock Connect, which has enabled foreigners to invest in much greater volumes in mainland-listed blue-chip companies. CITIC’s stock also rose on several favorable operational metrics, such as higher trading volumes, IPO activity and improving margins. Insurer China Pacific also contributed. We continue to believe that China Pacific remains one of the best managed insurance companies in China, as it is more focused on creating business value than selling low-margin products.

South Korea’s Hana Financial detracted during the period. The company reported disappointed earnings from the fourth quarter 2014. While loan growth lagged the industry average and net interest margin contracted slightly, many of the reasons for the earnings miss were one-offs such as impairment charges and severance-related adjustments. Of greater consequence was a court action favoring a labor union, which put up a roadblock in a proposed merger with Korea Exchange Bank.

Gaming and hotel company Louis XIII Holdings weighed on performance. While conspicuous consumption has diminished in the wake of the anti-corruption crackdown by China’s central government, the companies operating in Macau that concentrate on the VIP segment are the ones that appear most vulnerable, in our view. Louis XIII, however, focuses on the premium mass market segment, which should be more insulated from the government’s

Janus Investment Fund | 1

Janus Asia Equity Fund (unaudited)

actions. The company may also benefit from the recent loosening of monetary policy by the People’s Bank of China, aimed at reinvigorating the economy.

Chinese car dealership operator Baoxin Auto Group detracted from performance. Concerns about a slowing domestic economy, along with worries that the anti-corruption campaign would further cool consumption of luxury goods, weighed on the stock.

OUTLOOK

As evidenced by the ascent of the U.S. dollar and the relaxing of monetary policy in China, we must remain vigilant of macroeconomic risks. Yet our primary job is selecting stocks with the greatest prospects of generating sustainable long-term returns. Even as we manage these macro factors, we continue to identify companies with strong management teams and proven track records in generating attractive returns on invested capital. Presently we see promising companies in China and India, with the latter’s environment being aided by market-friendly reforms. We also believe there is opportunity in Taiwanese technology companies. While we aim to pick companies that can thrive despite whatever broad economic noise may be present at any time, the volatility that often accompanies such periods can provide attractive entry and exit points for companies we favor. We will continue to take advantage of such situations to generate returns for our investors.

Thank you for your investment in Janus Asia Equity Fund.

2 | MARCH 31, 2015

(unaudited)

Janus Asia Equity Fund At A Glance

5 Top Performers – Holdings

Contribution

Cheil Industries, Inc.	2.30%
CITIC Securities Co., Ltd. – Class A	1.36%
China Pacific Insurance Group Co., Ltd. – Class A	1.10%
Daqin Railway Co., Ltd. – Class A	1.01%
SAIC Motor Corp., Ltd. – Class A	0.94%

5 Bottom Performers – Holdings

Contribution

Hana Financial Group, Inc.	–0.55%
Louis XIII Holdings, Ltd.	–0.42%
POSCO	–0.36%
Baoxin Auto Group, Ltd.	–0.30%
Japan Display, Inc.	–0.26%

5 Top Performers – Sectors*

		Fund Weighting	MSCI All Country
	Fund Contribution	(Average % of Equity)	Asia ex-Japan Index Weighting

Industrials	2.55%	8.82%	8.40%
Consumer Discretionary	2.05%	15.65%	8.76%
Health Care	0.67%	2.16%	1.90%
Financials	0.59%	29.01%	32.91%
Energy	0.42%	5.30%	5.16%

5 Bottom Performers – Sectors*

		Fund Weighting	MSCI All Country
	Fund Contribution	(Average % of Equity)	Asia ex-Japan Index Weighting

Information Technology	–0.92%	23.47%	21.85%
Other**	–0.58%	5.71%	0.00%
Telecommunication Services	–0.10%	1.79%	6.77%
Consumer Staples	0.02%	3.33%	5.29%
Utilities	0.04%	1.31%	4.15%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

Janus Investment Fund | 3

Janus Asia Equity Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of March 31, 2015

Samsung Electronics Co., Ltd. Technology Hardware, Storage & Peripherals	4.2%
Taiwan Semiconductor Manufacturing Co., Ltd. Semiconductor & Semiconductor Equipment	4.1%
Tencent Holdings, Ltd. Internet Software & Services	3.0%
China Pacific Insurance Group Co., Ltd. – Class A Insurance	2.6%
Industrial & Commercial Bank of China, Ltd. – Class H Commercial Banks	2.3%

16.2%

Asset Allocation – (% of Net Assets)
As of March 31, 2015

Emerging markets comprised 78.8% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of March 31, 2015

As of September 30, 2014

4 | MARCH 31, 2015

(unaudited)

Performance

				Expense Ratios –
Average Annual Total Return – for the periods ended March 31, 2015				per the January 28, 2015 prospectuses
	Fiscal	One	Since	Total Annual Fund	Net Annual Fund
	Year-to-Date	Year	Inception*	Operating Expenses	Operating Expenses

Janus Asia Equity Fund – Class A Shares
NAV	8.32%	14.15%	3.24%	2.49%	1.51%
MOP	2.07%	7.55%	1.59%

Janus Asia Equity Fund – Class C Shares
NAV	7.91%	13.27%	2.53%	3.24%	2.24%
CDSC	6.91%	12.27%	2.53%

Janus Asia Equity Fund – Class D Shares(1)	8.44%	14.37%	3.39%	2.31%	1.40%

Janus Asia Equity Fund – Class I Shares	8.53%	14.46%	3.54%	2.15%	1.24%

Janus Asia Equity Fund – Class S Shares	8.20%	14.03%	3.13%	2.58%	1.74%

Janus Asia Equity Fund – Class T Shares	8.46%	14.29%	3.35%	2.44%	1.49%

MSCI All Country Asia ex-Japan Index	5.01%	10.73%	3.14%

Morningstar Quartile – Class I Shares	–	1st	2nd

Morningstar Ranking – based on total return for Pacific/Asia ex-Japan Stock Funds	–	11/87	38/76

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through February 1, 2016.

See important disclosures on the next page.

Janus Investment Fund | 5

Janus Asia Equity Fund (unaudited)

This Fund has a performance-based management fee that may adjust up or down based on the Fund’s performance.

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Foreign securities are subject to additional risks including currency fluctuations, political and economic uncertainty, increased volatility and differing financial and information reporting standards, all of which are magnified in emerging markets.

Holding a meaningful portion of assets in cash or cash equivalents may negatively affect performance.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2015 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*	The Fund’s inception date – July 29, 2011
(1)	Closed to new investors.

6 | MARCH 31, 2015

(unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(10/1/14)	(3/31/15)	(10/1/14 - 3/31/15)†	(10/1/14)	(3/31/15)	(10/1/14 - 3/31/15)†	(10/1/14 - 3/31/15)

Class A Shares	$1,000.00	$1,083.20	$8.00	$1,000.00	$1,017.25	$7.75	1.54%

Class C Shares	$1,000.00	$1,079.10	$11.35	$1,000.00	$1,014.01	$11.00	2.19%

Class D Shares	$1,000.00	$1,084.40	$7.02	$1,000.00	$1,018.20	$6.79	1.35%

Class I Shares	$1,000.00	$1,085.30	$6.19	$1,000.00	$1,019.00	$5.99	1.19%

Class S Shares	$1,000.00	$1,082.00	$8.72	$1,000.00	$1,016.55	$8.45	1.68%

Class T Shares	$1,000.00	$1,084.60	$7.64	$1,000.00	$1,017.60	$7.39	1.47%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund | 7

Janus Asia Equity Fund

Schedule of Investments (unaudited)

As of March 31, 2015

Shares		Value
Common Stocks – 95.3%
Auto Components – 0.9%
421	Hyundai Mobis Co., Ltd.	$93,475
Automobiles – 6.0%
80,900	Astra International Tbk PT	53,007
44,500	Chongqing Changan Automobile Co., Ltd. – Class Bß	121,519
1,135	Hyundai Motor Co.	172,310
14,100	Jiangling Motors Corp., Ltd. – Class Bß	67,075
42,800	SAIC Motor Corp., Ltd. – Class Aß	172,344
44,000	Yulon Motor Co., Ltd.	60,038

		646,293
Beverages – 0.4%
127,000	LT Group, Inc.	46,245
Capital Markets – 2.4%
9,000	CITIC Securities Co., Ltd.	33,383
18,700	CITIC Securities Co., Ltd. – Class Aß	99,613
175,755	Haitong International Securities Group, Ltd.#	121,421

		254,417
Chemicals – 1.2%
627	LG Chem, Ltd.	127,559
Commercial Banks – 14.7%
155,900	Bank Danamon Indonesia Tbk PT	61,095
117,100	Bank Mandiri Persero Tbk PT	111,639
18,000	BOC Hong Kong Holdings, Ltd.	64,267
285,000	China Construction Bank Corp. – Class H	236,847
88,534	CTBC Financial Holding Co., Ltd.	58,746
12,000	DBS Group Holdings, Ltd.	177,616
6,109	Hana Financial Group, Inc.	157,975
24,706	ICICI Bank, Ltd.	124,471
340,000	Industrial & Commercial Bank of China, Ltd. – Class H	250,989
225,700	Krung Thai Bank PCL	158,093
32,634	Metropolitan Bank & Trust Co.	71,205
2,813	Shinhan Financial Group Co., Ltd.	106,016

		1,578,959
Construction & Engineering – 2.1%
28,200	IJM Corp. Bhd	54,849
448,871	Louis XIII Holdings, Ltd.*	167,953

		222,802
Construction Materials – 0.6%
65,500	BBMG Corp. – Class H	60,376
Diversified Telecommunication Services – 1.5%
74,000	China Unicom Hong Kong, Ltd.	112,700
1,950	KT Corp.*	50,970

		163,670
Electric Utilities – 0.5%
25,452	Power Grid Corp. of India, Ltd.	59,045
Electrical Equipment – 1.0%
18,696	Crompton Greaves, Ltd.	49,533
13,503	Finolex Cables, Ltd.	61,419

		110,952
Electronic Equipment, Instruments & Components – 5.1%
15,000	Chroma ATE, Inc.	37,194
126,000	E Ink Holdings, Inc.*	57,877
48,546	FIH Mobile, Ltd.*	25,758
37,312	Hon Hai Precision Industry Co., Ltd.	109,092
14,700	Japan Display, Inc.	52,942
15,800	Merry Electronics Co., Ltd.	50,596
73,000	WPG Holdings, Ltd.	93,881
35,600	Zhen Ding Technology Holding, Ltd.	115,822

		543,162
Food Products – 1.7%
120,000	Golden Agri-Resources, Ltd.	37,193
30,840	San Miguel Pure Foods Co., Inc.	140,943

		178,136
Health Care Providers & Services – 0.6%
76,182	Religare Health Trust	60,493
Hotels, Restaurants & Leisure – 0.7%
33,200	Genting Bhd	80,666
Household Durables – 2.1%
55,300	Qingdao Haier Co., Ltd. – Class Aß	230,480
Independent Power and Renewable Electricity Producers – 0.9%
40,000	China Resources Power Holdings Co., Ltd.	100,384
Industrial Conglomerates – 2.2%
17,000	CITIC, Ltd.	29,145
5,000	Hutchison Whampoa, Ltd.	69,166
11,000	Keppel Corp., Ltd.	71,966
133,500	Shun Tak Holdings, Ltd.	64,425

		234,702
Information Technology Services – 1.0%
1,993	Infosys, Ltd.	70,539
145	Samsung SDS Co., Ltd.	34,912

		105,451
Insurance – 6.4%
38,800	AIA Group, Ltd.	243,187
50,800	China Pacific Insurance Group Co., Ltd. – Class Aß	280,930
195	Samsung Fire & Marine Insurance Co., Ltd.	47,017
1,278	Samsung Life Insurance Co., Ltd.	111,233

		682,367
Internet Software & Services – 5.4%
679	Alibaba Group Holding, Ltd. (ADR)*,#	56,520
176	NAVER Corp.	106,240
1,246	Qihoo 360 Technology Co., Ltd. (ADR)*	63,795
16,800	Tencent Holdings, Ltd.	317,608
3,017	Youku Tudou, Inc. (ADR)*	37,713

		581,876
Machinery – 0.5%
3,570	Daewoo Shipbuilding & Marine Engineering Co., Ltd.	58,038
Marine – 0.6%
128,411	First Steamship Co., Ltd.*	67,862
Metals & Mining – 1.5%
21,973	Hindustan Zinc, Ltd.	56,937
468	POSCO	102,641

		159,578

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8 | MARCH 31, 2015

Schedule of Investments (unaudited)

As of March 31, 2015

Shares		Value
Multiline Retail – 1.3%
429	Hyundai Department Store Co., Ltd.	$57,532
47,000	Lifestyle International Holdings, Ltd.	83,678

		141,210
Oil, Gas & Consumable Fuels – 3.7%
66,400	China Petroleum & Chemical Corp. – Class H	52,967
645,000	China Suntien Green Energy Corp., Ltd. – Class H	156,176
40,000	PetroChina Co., Ltd. – Class H	44,432
10,646	Reliance Industries, Ltd.	140,425

		394,000
Pharmaceuticals – 2.8%
15,500	Dong-E-E-Jiao Co., Ltd.ß	104,314
2,965	Torrent Pharmaceuticals, Ltd.	54,873
12,700	Yunnan Baiyao Group Co., Ltd. – Class Aß	136,518

		295,705
Real Estate Investment Trusts (REITs) – 0.5%
51,079	AIMS AMP Capital Industrial REIT	55,435
Real Estate Management & Development – 5.3%
406,188	Belle Corp.	39,043
463,440	Central China Real Estate, Ltd.	117,399
2,601,359	Century Properties Group, Inc.	54,132
22,000	China Overseas Land & Investment, Ltd.	71,165
3,000	CK Hutchison Holdings, Ltd.	61,376
2,420,000	CSI Properties, Ltd.	85,836
145,500	Langham Hospitality Investments and Langham Hospitality Investments, Ltd.	68,463
129,750	Siam Future Development PCL*	27,724
3,000	Sun Hung Kai Properties, Ltd.	46,185

		571,323
Road & Rail – 1.9%
116,000	Daqin Railway Co., Ltd. – Class Aß	207,083
Semiconductor & Semiconductor Equipment – 7.1%
13,000	MediaTek, Inc.	175,754
3,470	SK Hynix, Inc.	141,904
95,000	Taiwan Semiconductor Manufacturing Co., Ltd.	440,806

		758,464
Software – 0.5%
328	NCSoft Corp.	53,596
Specialty Retail – 3.9%
158,500	Baoxin Auto Group, Ltd.	85,715
81,200	Chow Tai Fook Jewellery Group, Ltd.	87,418
34,706	L’Occitane International SA	98,985
28,398	PC Jeweller, Ltd.	143,697

		415,815
Technology Hardware, Storage & Peripherals – 4.2%
349	Samsung Electronics Co., Ltd.	452,512
Textiles, Apparel & Luxury Goods – 1.4%
42,900	Samsonite International SA	148,710
Thrifts & Mortgage Finance – 1.0%
4,995	Housing Development Finance Corp., Ltd.	104,991
Tobacco – 0.5%
9,427	ITC, Ltd.	49,039
Wireless Telecommunication Services – 1.2%
9,500	China Mobile, Ltd.	123,836

Total Common Stocks (cost $9,449,154)		10,218,707
Preferred Stocks – 1.1%
Technology Hardware, Storage & Peripherals – 1.1%
120	Samsung Electronics Co., Ltd. (cost $108,881)	119,157
Investment Companies – 1.2%
Investments Purchased with Cash Collateral from Securities Lending – 1.1%
114,650	Janus Cash Collateral Fund LLC, 0.1041%°°,£	114,650
Money Markets – 0.1%
9,000	Janus Cash Liquidity Fund LLC, 0.1097%°°,£	9,000

Total Investment Companies (cost $123,650)		123,650
Total Investments (total cost $9,681,685) – 97.6%		10,461,514

Cash, Receivables and Other Assets, net of Liabilities – 2.4%		261,947

Net Assets – 100%		$10,723,461

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

China	$3,371,026	32.2%
South Korea	1,993,087	19.1
Hong Kong	1,337,843	12.8
Taiwan	1,267,668	12.1
India	914,969	8.7
Singapore	402,703	3.8
Philippines	351,568	3.4
Indonesia	225,741	2.2
Thailand	185,817	1.8
Malaysia	135,515	1.3
United States	123,650	1.2
France	98,985	0.9
Japan	52,942	0.5

Total	$10,461,514	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund | 9

Notes to Schedule of Investments and Other Information (unaudited)

MSCI All Country Asia ex-Japan Index	A free float-adjusted, market capitalization weighted index that is designed to measure the equity market performance of Asia, excluding Japan.

ADR	American Depositary Receipt

LLC	Limited Liability Company

PCL	Public Company Limited

*	Non-income producing security.

ß	Security is illiquid.

°°	Rate shown is the 7-day yield as of March 31, 2015.

#	Loaned security; a portion of the security is on loan at March 31, 2015.

£	The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Fund’s relative ownership, the following securities were considered affiliated companies for all or some portion of the period ended March 31, 2015. Unless otherwise indicated, all information in the table is for the period ended March 31, 2015.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 9/30/14	Purchases	Sales	at 3/31/15	Gain/(Loss)	Income	at 3/31/15

Janus Asia Equity Fund
Janus Cash Collateral Fund LLC	230,825	385,225	(501,400)	114,650	$–	$971(1)	$114,650
Janus Cash Liquidity Fund LLC	487,094	15,326,177	(15,804,271)	9,000	–	183	9,000

Total					$–	$1,154	$123,650

(1)	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2015. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of March 31, 2015)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Janus Asia Equity Fund
Assets
Investments in Securities:
Common Stocks
Auto Components	$–	$93,475	$–
Automobiles	–	524,774	121,519
Beverages	–	46,245	–
Capital Markets	–	254,417	–
Chemicals	–	127,559	–
Commercial Banks	–	1,578,959	–
Construction & Engineering	–	222,802	–
Construction Materials	–	60,376	–

10 | MARCH 31, 2015

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Diversified Telecommunication Services	–	163,670	–
Electric Utilities	–	59,045	–
Electrical Equipment	–	110,952	–
Electronic Equipment, Instruments & Components	–	543,162	–
Food Products	–	178,136	–
Health Care Providers & Services	–	60,493	–
Hotels, Restaurants & Leisure	–	80,666	–
Household Durables	–	230,480	–
Independent Power and Renewable Electricity Producers	–	100,384	–
Industrial Conglomerates	–	234,702	–
Information Technology Services	–	105,451	–
Insurance	–	682,367	–
Internet Software & Services	158,028	423,848	–
Machinery	–	58,038	–
Marine	–	67,862	–
Metals & Mining	–	159,578	–
Multiline Retail	–	141,210	–
Oil, Gas & Consumable Fuels	–	394,000	–
Pharmaceuticals	–	295,705	–
Real Estate Investment Trusts (REITs)	–	55,435	–
Real Estate Management & Development	–	571,323	–
Road & Rail	–	207,083	–
Semiconductor & Semiconductor Equipment	–	758,464	–
Software	–	53,596	–
Specialty Retail	–	415,815	–
Technology Hardware, Storage & Peripherals	–	452,512	–
Textiles, Apparel & Luxury Goods	–	148,710	–
Thrifts & Mortgage Finance	–	104,991	–
Tobacco	–	49,039	–
Wireless Telecommunication Services	–	123,836	–

Preferred Stocks	–	119,157	–

Investment Companies	–	123,650	–

Total Assets	$158,028	$10,181,967	$121,519

Level 3 Valuation Reconciliation of Assets (for the period ended March 31, 2015)

Change in
					Unrealized	Transfers In
	Balance			Realized	Appreciation/	and/or	Balance
	at 9/30/14	Purchases	Sales	Gain/(Loss)	Depreciation(a)	Out of Level 3	at 3/31/15

Janus Asia Equity Fund
Assets
Investments in Securities:
Common Stocks
Automobiles	$–	$150,841	$–	$–	$(29,322)	$–	$121,519

(a)	Included in “Change in unrealized net appreciation/depreciation of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Operations.

Janus Investment Fund | 11

Statement of Assets and Liabilities

As of March 31, 2015 (unaudited)	Janus Asia Equity Fund

Assets:
Investments, at cost	$9,681,685
Unaffiliated investments, at value(1)	$10,337,864
Affiliated investments, at value	123,650
Cash denominated in foreign currency(2)	441
Restricted cash (Note 1)	418,594
Non-interested Trustees’ deferred compensation	211
Receivables:
Investments sold	57,146
Fund shares sold	4,498
Dividends	16,114
Due from adviser	18,891
Other assets	172
Total Assets	10,977,581
Liabilities:
Due to custodian	9,617
Collateral for securities loaned (Note 2)	114,650
Payables:
Investments purchased	53,803
Fund shares repurchased	1,299
Advisory fees	9,323
Fund administration fees	94
Transfer agent fees and expenses	5,339
12b-1 Distribution and shareholder servicing fees	464
Non-interested Trustees’ fees and expenses	78
Non-interested Trustees’ deferred compensation fees	211
Foreign tax liability	11,627
Accrued expenses and other payables	47,615
Total Liabilities	254,120
Net Assets	$10,723,461

See footnotes at the end of the Statement.
See Notes to Financial Statements.

12 | MARCH 31, 2015

As of March 31, 2015 (unaudited)	Janus Asia Equity Fund

Net Assets Consist of:
Capital (par value and paid-in surplus)	$9,806,943
Undistributed net investment income/(loss)	(53,449)
Undistributed net realized gain/(loss) from investments and foreign currency transactions	207,720
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation(3)	762,247
Total Net Assets	$10,723,461
Net Assets - Class A Shares	$371,913
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	37,136
Net Asset Value Per Share(4)	$10.01
Maximum Offering Price Per Share(5)	$10.62
Net Assets - Class C Shares	$363,365
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	36,221
Net Asset Value Per Share(4)	$10.03
Net Assets - Class D Shares	$6,061,885
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	602,627
Net Asset Value Per Share	$10.06
Net Assets - Class I Shares	$2,975,755
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	295,448
Net Asset Value Per Share	$10.07
Net Assets - Class S Shares	$373,124
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	37,305
Net Asset Value Per Share	$10.00
Net Assets - Class T Shares	$577,419
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	58,121
Net Asset Value Per Share	$9.93

(1)	Includes $106,800 of securities on loan. See Note 2 in Notes to Financial Statements.
(2)	Includes cost of $441.
(3)	Includes $11,627 of foreign tax on investments.
(4)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(5)	Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund | 13

Statement of Operations

For the period ended March 31, 2015 (unaudited)	Janus Asia Equity Fund

Investment Income:
Affiliated securities lending income, net	$971
Dividends	32,757
Dividends from affiliates	183
Other income	754
Foreign tax withheld	(5,373)
Total Investment Income	29,292
Expenses:
Advisory fees	49,658
12b-1 Distribution and shareholder servicing fees:
Class A Shares	556
Class C Shares	1,709
Class S Shares	449
Transfer agent administrative fees and expenses:
Class D Shares	3,469
Class S Shares	449
Class T Shares	627
Transfer agent networking and omnibus fees:
Class A Shares	230
Class I Shares	26
Other transfer agent fees and expenses:
Class A Shares	53
Class C Shares	26
Class D Shares	1,659
Class I Shares	66
Class T Shares	34
Registration fees	15,482
Custodian fees	25,968
Professional fees	28,796
Non-interested Trustees’ fees and expenses	118
Fund administration fees	436
Other expenses	3,659
Total Expenses	133,470
Less: Excess Expense Reimbursement	(62,395)
Net Expenses	71,075
Net Investment Income/(Loss)	(41,783)
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	378,796
Total Net Realized Gain/(Loss) on Investments	378,796
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	442,220
Total Change in Unrealized Net Appreciation/Depreciation	442,220
Net Increase/(Decrease) in Net Assets Resulting from Operations	$779,233

See Notes to Financial Statements.

14 | MARCH 31, 2015

Statements of Changes in Net Assets

	Janus Asia Equity Fund
For the period ended March 31 (unaudited) and the year ended September 30	2015	2014

Operations:
Net investment income/(loss)	$(41,783)	$383,251
Net realized gain/(loss) on investments	378,796	332,406
Change in unrealized net appreciation/depreciation	442,220	713,773
Net Increase/(Decrease) in Net Assets Resulting from Operations	779,233	1,429,430
Dividends and Distributions to Shareholders:
Net Investment Income
Class A Shares	(8,039)	(15,019)
Class C Shares	(1,661)	(6,667)
Class D Shares	(99,803)	(137,939)
Class I Shares	(54,233)	(22,736)
Class S Shares	(6,040)	(10,968)
Class T Shares	(5,134)	(17,303)
Net Realized Gain from Investment Transactions
Class A Shares	(17,352)	(34,349)
Class C Shares	(12,715)	(28,359)
Class D Shares	(198,823)	(291,794)
Class I Shares	(103,632)	(43,943)
Class S Shares	(13,114)	(27,742)
Class T Shares	(7,149)	(35,229)
Net Decrease from Dividends and Distributions to Shareholders	(527,695)	(672,048)
Capital Share Transactions:
Shares Sold
Class A Shares	17,229	251,874
Class C Shares	5,118	–
Class D Shares	1,181,181	4,951,918
Class I Shares	841,186	2,456,090
Class S Shares	186,807	–
Class T Shares	3,245,418	6,800,728
Reinvested Dividends and Distributions
Class A Shares	25,391	49,368
Class C Shares	14,376	35,026
Class D Shares	291,399	424,519
Class I Shares	157,865	66,679
Class S Shares	19,154	38,710
Class T Shares	12,283	52,532
Shares Repurchased
Class A Shares	(136,899)	(846,709)
Class C Shares	–	(568,982)
Class D Shares	(4,619,367)	(3,976,895)
Class I Shares	(1,002,141)	(1,217,736)
Class S Shares	(184,730)	(536,218)
Class T Shares	(3,410,092)	(7,894,990)
Net Increase/(Decrease) from Capital Share Transactions	(3,355,822)	85,914
Net Increase/(Decrease) in Net Assets	(3,104,284)	843,296
Net Assets:
Beginning of period	13,827,745	12,984,449
End of period	$10,723,461	$13,827,745

Undistributed Net Investment Income/(Loss)	$(53,449)	$163,244

See Notes to Financial Statements.

Janus Investment Fund | 15

Financial Highlights

Class A Shares

For a share outstanding during the period ended March 31, 2015 (unaudited)	Janus Asia Equity Fund
and each year or period ended September 30	2015	2014	2013	2012	2011(1)

Net Asset Value, Beginning of Period	$9.79	$9.44	$9.25	$7.43	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.05)(2)	0.23(2)(3)	0.07	0.14	(0.23)
Net gain/(loss) on investments (both realized and unrealized)	0.81	0.59	0.20	1.68	(2.34)
Total from Investment Operations	0.76	0.82	0.27	1.82	(2.57)
Less Distributions:
Dividends (from net investment income)	(0.17)	(0.14)	(0.08)	–	–
Distributions (from capital gains)	(0.37)	(0.33)	–	–	–
Total Distributions	(0.54)	(0.47)	(0.08)	–	–
Net Asset Value, End of Period	$10.01	$9.79	$9.44	$9.25	$7.43
Total Return*	8.32%	9.06%	2.88%	24.50%	(25.70)%
Net Assets, End of Period (in thousands)	$372	$456	$973	$878	$619
Average Net Assets for the Period (in thousands)	$446	$1,053	$1,063	$768	$724
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets**	2.71%	2.49%	2.03%	4.43%	28.35%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets**	1.54%	1.38%	1.52%	1.55%	1.35%
Ratio of Net Investment Income/(Loss) to Average Net Assets**	(0.98)%	2.35%(3)	0.51%	0.87%	0.85%
Portfolio Turnover Rate	40%	72%	104%	75%	2%

Class C Shares

For a share outstanding during the period ended March 31, 2015 (unaudited)	Janus Asia Equity Fund
and each year or period ended September 30	2015	2014	2013	2012	2011(1)

Net Asset Value, Beginning of Period	$9.72	$9.38	$9.18	$7.43	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.08)(2)	0.16(2)(3)	–(4)	0.06	(0.23)
Net gain/(loss) on investments (both realized and unrealized)	0.81	0.59	0.21	1.69	(2.34)
Total from Investment Operations	0.73	0.75	0.21	1.75	(2.57)
Less Distributions:
Dividends (from net investment income)	(0.05)	(0.08)	(0.01)	–	–
Distributions (from capital gains)	(0.37)	(0.33)	–	–	–
Total Distributions	(0.42)	(0.41)	(0.01)	–	–
Net Asset Value, End of Period	$10.03	$9.72	$9.38	$9.18	$7.43
Total Return*	7.91%	8.22%	2.24%	23.55%	(25.70)%
Net Assets, End of Period (in thousands)	$363	$332	$804	$775	$619
Average Net Assets for the Period (in thousands)	$343	$802	$815	$716	$724
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets**	3.42%	3.24%	2.77%	5.45%	29.12%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets**	2.19%	2.12%	2.23%	2.30%	1.38%(5)
Ratio of Net Investment Income/(Loss) to Average Net Assets**	(1.61)%	1.68%(3)	(0.20)%	0.08%	0.82%
Portfolio Turnover Rate	40%	72%	104%	75%	2%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Period from July 29, 2011 (inception date) through September 30, 2011.
(2)	Per share amounts are calculated based on average shares outstanding during the year or period.
(3)	Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include a special dividend from Strides Arcolab, Ltd. in December 2013. The impact of the special dividend to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.09 and 0.97%.
(4)	Less than $0.005 on a per share basis.
(5)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets would have been 2.34% in 2011 without the waiver of these fees and expenses.

See Notes to Financial Statements.

16 | MARCH 31, 2015

Class D Shares

For a share outstanding during the period ended March 31, 2015 (unaudited)	Janus Asia Equity Fund
and each year or period ended September 30	2015	2014	2013	2012	2011(1)

Net Asset Value, Beginning of Period	$9.84	$9.48	$9.26	$7.42	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.04)(2)	0.24(2)(3)	0.05	0.25	(0.18)
Net gain/(loss) on investments (both realized and unrealized)	0.82	0.61	0.23	1.59	(2.40)
Total from Investment Operations	0.78	0.85	0.28	1.84	(2.58)
Less Distributions:
Dividends (from net investment income)	(0.19)	(0.16)	(0.06)	–	–
Distributions (from capital gains)	(0.37)	(0.33)	–	–	–
Redemption fees	N/A	N/A	N/A	–(4)	–(4)
Total Distributions	(0.56)	(0.49)	(0.06)	–	–
Net Asset Value, End of Period	$10.06	$9.84	$9.48	$9.26	$7.42
Total Return*	8.44%	9.26%	3.01%	24.80%	(25.80)%
Net Assets, End of Period (in thousands)	$6,062	$9,084	$7,477	$3,394	$1,035
Average Net Assets for the Period (in thousands)	$5,797	$8,635	$7,523	$2,654	$963
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets**	2.54%	2.31%	1.91%	2.77%	31.23%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets**	1.35%	1.25%	1.40%	1.53%	1.39%(5)
Ratio of Net Investment Income/(Loss) to Average Net Assets**	(0.79)%	2.52%(3)	0.63%	1.33%	0.90%
Portfolio Turnover Rate	40%	72%	104%	75%	2%

Class I Shares

For a share outstanding during the period ended March 31, 2015 (unaudited)	Janus Asia Equity Fund
and each year or period ended September 30	2015	2014	2013	2012	2011(1)

Net Asset Value, Beginning of Period	$9.85	$9.49	$9.27	$7.43	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.03)(2)	0.26(2)(3)	0.04	0.19	(0.23)
Net gain/(loss) on investments (both realized and unrealized)	0.81	0.60	0.26	1.65	(2.34)
Total from Investment Operations	0.78	0.86	0.30	1.84	(2.57)
Less Distributions:
Dividends (from net investment income)	(0.19)	(0.17)	(0.08)	–	–
Distributions (from capital gains)	(0.37)	(0.33)	–	–	–
Total Distributions	(0.56)	(0.50)	(0.08)	–	–
Net Asset Value, End of Period	$10.07	$9.85	$9.49	$9.27	$7.43
Total Return*	8.53%	9.43%	3.21%	24.76%	(25.70)%
Net Assets, End of Period (in thousands)	$2,976	$2,899	$1,295	$1,145	$619
Average Net Assets for the Period (in thousands)	$3,066	$2,751	$1,549	$848	$724
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets**	2.40%	2.15%	1.70%	3.63%	28.10%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets**	1.19%	1.07%	1.26%	1.29%	1.34%
Ratio of Net Investment Income/(Loss) to Average Net Assets**	(0.62)%	2.75%(3)	0.55%	1.19%	0.86%
Portfolio Turnover Rate	40%	72%	104%	75%	2%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Period from July 29, 2011 (inception date) through September 30, 2011.
(2)	Per share amounts are calculated based on average shares outstanding during the year or period.
(3)	Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include a special dividend from Strides Arcolab, Ltd. in December 2013. The impact of the special dividend to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.09 and 0.97%.
(4)	Redemption fees aggregated less than $0.005 on a per share basis. Redemption fees were eliminated effective April 2, 2012.
(5)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets would have been 2.26% in 2011 without the waiver of these fees and expenses.

See Notes to Financial Statements.

Janus Investment Fund | 17

Financial Highlights  (continued)

Class S Shares

For a share outstanding during the period ended March 31, 2015 (unaudited)	Janus Asia Equity Fund
and each year or period ended September 30	2015	2014	2013	2012	2011(1)

Net Asset Value, Beginning of Period	$9.79	$9.43	$9.23	$7.43	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.05)(2)	0.23(2)(3)	0.05	0.10	(0.23)
Net gain/(loss) on investments (both realized and unrealized)	0.80	0.59	0.22	1.70	(2.34)
Total from Investment Operations	0.75	0.82	0.27	1.80	(2.57)
Less Distributions:
Dividends (from net investment income)	(0.17)	(0.13)	(0.07)	–	–
Distributions (from capital gains)	(0.37)	(0.33)	–	–	–
Total Distributions	(0.54)	(0.46)	(0.07)	–	–
Net Asset Value, End of Period	$10.00	$9.79	$9.43	$9.23	$7.43
Total Return*	8.20%	9.02%	2.86%	24.23%	(25.70)%
Net Assets, End of Period (in thousands)	$373	$345	$791	$769	$619
Average Net Assets for the Period (in thousands)	$360	$752	$874	$710	$724
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets**	2.89%	2.58%	2.21%	4.97%	28.59%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets**	1.68%	1.46%	1.65%	1.75%	1.36%(4)
Ratio of Net Investment Income/(Loss) to Average Net Assets**	(1.09)%	2.42%(3)	0.29%	0.63%	0.84%
Portfolio Turnover Rate	40%	72%	104%	75%	2%

Class T Shares

For a share outstanding during the period ended March 31, 2015 (unaudited)	Janus Asia Equity Fund
and each year or period ended September 30	2015	2014	2013	2012	2011(1)

Net Asset Value, Beginning of Period	$9.81	$9.45	$9.25	$7.43	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.05)(2)	0.24(2)(3)	0.13	0.15	(0.23)
Net gain/(loss) on investments (both realized and unrealized)	0.81	0.61	0.15	1.67	(2.34)
Total from Investment Operations	0.76	0.85	0.28	1.82	(2.57)
Less Distributions:
Dividends (from net investment income)	(0.27)	(0.16)	(0.08)	–	–
Distributions (from capital gains)	(0.37)	(0.33)	–	–	–
Total Distributions	(0.64)	(0.49)	(0.08)	–	–
Net Asset Value, End of Period	$9.93	$9.81	$9.45	$9.25	$7.43
Total Return*	8.46%	9.37%	2.99%	24.50%	(25.70)%
Net Assets, End of Period (in thousands)	$577	$712	$1,644	$861	$619
Average Net Assets for the Period (in thousands)	$503	$1,357	$1,331	$798	$724
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets**	2.47%	2.44%	2.05%	4.33%	28.34%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets**	1.47%	1.26%	1.43%	1.54%	1.35%
Ratio of Net Investment Income/(Loss) to Average Net Assets**	(1.04)%	2.49%(3)	0.63%	0.89%	0.85%
Portfolio Turnover Rate	40%	72%	104%	75%	2%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Period from July 29, 2011 (inception date) through September 30, 2011.
(2)	Per share amounts are calculated based on average shares outstanding during the year or period.
(3)	Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include a special dividend from Strides Arcolab, Ltd. in December 2013. The impact of the special dividend to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.09 and 0.97%.
(4)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets would have been 1.84% in 2011 without the waiver of these fees and expenses.

See Notes to Financial Statements.

18 | MARCH 31, 2015

Notes to Financial Statements (unaudited)

1.	Organization and Significant Accounting Policies

Janus Asia Equity Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-seven funds which include multiple series of shares, with differing investment objectives and policies. The Fund invests primarily in equity securities. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be valued on an amortized cost basis. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not

Janus Investment Fund | 19

Notes to Financial Statements (unaudited) (continued)

opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary
Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

Assets categorized as Level 3 in the hierarchy include equity securities fair valued utilizing a recent transaction price. No quantitative unobservable inputs were significant to the fair value determination.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2015 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” in the Notes to Schedule of Investments and Other Information.

The following table shows the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Transfers Out
of Level 1
Fund	to Level 2

Janus Asia Equity Fund	$98,823

Financial assets were transferred out of Level 1 to Level 2 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the current period and no factor was applied at the end of the prior fiscal year.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the

20 | MARCH 31, 2015

accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Fund. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications
In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations
The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions
The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Restricted Cash
As of March 31, 2015, the Fund had restricted cash in the amount of $418,594. The restricted cash represents collateral pledged in relation to investment quota for China A Shares. The carrying value of the restricted cash approximates fair value.

Janus Investment Fund | 21

Notes to Financial Statements (unaudited) (continued)

2.	Other Investments and Strategies

Additional Investment Risk
The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. As a result, financial markets in the EU have been subject to increased volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

China A Shares
The Chinese government may permit a foreign investor to invest in China A Shares as a licensed Qualified Foreign Institutional Investor (“QFII”). QFII licenses are granted by the China Securities Regulatory Commission and an investment quota is granted by the State Administration of Foreign Exchange. Janus Capital has been granted a QFII license and an investment quota.

People’s Republic of China (“PRC”) regulations require QFIIs to entrust assets held in the PRC and to interact with government agencies through a China-based qualified custodian bank. Assets attributable to clients of Janus Capital will be held by the custodian in foreign exchange accounts and securities accounts in the joint name of Janus Capital and its clients, although the terms of the custody agreement make clear that the contents of the accounts belong to the clients, and not to Janus Capital.

During the period ended March 31, 2015, Janus Capital, in its capacity as a QFII, invested in China A Shares on behalf of the Fund. With respect to direct China A Shares investments, as a general matter, any capital invested and profits generated cannot be repatriated for a minimum of one year. Repatriation of any invested capital is subject to approval by the regulator. Additionally, any repatriation of profits would be subject to an audit by a registered accountant in China, and subject to regulatory approval. In light of the foregoing, the Fund’s investment in China A Shares would be subject to the Fund’s limit of investing up to 15% of its net assets in illiquid investments. Current Chinese tax law is unclear whether capital gains realized on the Fund’s investments in China A shares will be subject to tax. Because management believes it is more likely than not that Chinese capital gains tax ultimately will not be imposed, the Fund does not accrue for such taxes.

As of March 31, 2015, the Fund has available investment quota of $418,594. The Fund is subject to certain

22 | MARCH 31, 2015

restrictions and administrative processes relating to its ability to repatriate cash balances and may incur substantial delays in gaining access to its assets.

Counterparties
Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the “Offsetting Assets and Liabilities” section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing
The Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance. Additionally, foreign and emerging market risks, including, but not limited to, price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent the Fund invests in Chinese local market securities (also known as “A Shares”).

Offsetting Assets and Liabilities
The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Fund does not offset certain derivative financial instruments’ payables

Janus Investment Fund | 23

Notes to Financial Statements (unaudited) (continued)

and receivables and related collateral on the Statement of Assets and Liabilities.

The following table presents gross amounts of recognized assets and liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
Counterparty	of Recognized Assets	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount

Deutsche Bank AG	$106,800	$–	$(106,800)	$–

(a)	Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.
(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Upon receipt of cash collateral, Janus Capital intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

Real Estate Investing
The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending
Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund

24 | MARCH 31, 2015

to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments. Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations.

3.	Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s “base” fee rate prior to any performance adjustment (expressed as an annual rate).

Fund	Base Fee Rate (%)

Janus Asia Equity Fund	0.92

The investment advisory fee rate is determined by calculating a base fee (shown in the table above) and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate. The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to its benchmark index, as shown below:

Fund	Benchmark Index

Janus Asia Equity Fund	MSCI All Country Asia ex-Japan Index

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets during the applicable performance measurement period.

The Fund’s prospectuses and statement of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment, if applicable. The performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses for the period ended March 31, 2015 is below:

Performance Adjusted
Investment Advisory
Fund	Fee Rate (%)

Janus Asia Equity Fund	0.95

Janus Capital Singapore Pte. Limited (“Janus Singapore”) serves as subadviser to the Fund. Janus Singapore provides day-to-day management of the Fund’s portfolio operations subject to the general oversight of Janus Capital. Janus Singapore is an indirect wholly-owned subsidiary of Janus Capital. Janus Capital pays Janus Singapore a fee equal to 50% of the advisory fee paid by the Fund to Janus Capital (calculated after any applicable performance fee adjustment, fee waivers, and expense reimbursements). The subadvisory fee paid by Janus Capital to Janus Singapore adjusts up or down based on the Fund’s performance relative to the Fund’s benchmark index over the performance measurement period.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any performance adjustments to management fees, the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the transfer agency agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate shown

Janus Investment Fund | 25

Notes to Financial Statements (unaudited) (continued)

below. Janus Capital has agreed to continue the waiver until at least February 1, 2016.

	New Expense	Previous Expense
	Limit (%)	Limit (%)
	(February 1,	(until February
Fund	2015 to present)	1, 2015)

Janus Asia Equity Fund	1.28	1.08

If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the transfer agency agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares, and receives reimbursement for its out-of-pocket costs on all other share classes. Included in out-of-pocket expenses are the expenses Janus Services incurs for serving as transfer agent and providing servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service

26 | MARCH 31, 2015

expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). The Fund also pays for salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. Some expenses related to compensation payable to the Fund’s Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $307,757 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended March 31, 2015. The Fund’s portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of March 31, 2015 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended March 31, 2015 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $135,000 were paid by the Trust to a Trustee under the Deferred Plan during the period ended March 31, 2015.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Fund’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2015 can be found in a table located in the Notes to Schedule of Investments and Other Information.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. There were no upfront sales charges retained by Janus Distributors during the period ended March 31, 2015.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the period ended March 31, 2015.

Janus Investment Fund | 27

Notes to Financial Statements (unaudited) (continued)

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class C Shares during the period ended March 31, 2015.

As of March 31, 2015, shares of the Fund were owned by Janus Capital and/or other funds advised by Janus Capital, as indicated in the table below:

	% of Class	% of Fund
Fund	Owned	Owned

Janus Asia Equity Fund - Class A Shares	24%	1%
Janus Asia Equity Fund - Class C Shares	94	3
Janus Asia Equity Fund - Class D Shares	–	–
Janus Asia Equity Fund - Class I Shares	81	22
Janus Asia Equity Fund - Class S Shares	100	3
Janus Asia Equity Fund - Class T Shares	–	–

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets.

4.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2015 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in passive foreign investment companies.

				Net Tax
	Federal Tax	Unrealized	Unrealized	Appreciation/
Fund	Cost	Appreciation	(Depreciation)	(Depreciation)

Janus Asia Equity Fund	$9,759,361	$1,390,258	$(688,105)	$702,153

5.	Capital Share Transactions

For the period ended March 31 (unaudited)	Janus Asia Equity Fund
and the year ended September 30	2015	2014

Transactions in Fund Shares – Class A Shares:
Shares sold	1,750	25,160
Reinvested dividends and distributions	2,769	5,360
Shares repurchased	(13,980)	(86,977)
Net Increase/(Decrease) in Fund Shares	(9,461)	(56,457)
Shares Outstanding, Beginning of Period	46,597	103,054
Shares Outstanding, End of Period	37,136	46,597
Transactions in Fund Shares – Class C Shares:
Shares sold	515	–
Reinvested dividends and distributions	1,561	3,807
Shares repurchased	–	(55,423)
Net Increase/(Decrease) in Fund Shares	2,076	(51,616)
Shares Outstanding, Beginning of Period	34,145	85,761
Shares Outstanding, End of Period	36,221	34,145

28 | MARCH 31, 2015

For the period ended March 31 (unaudited)	Janus Asia Equity Fund
and the year ended September 30	2015	2014

Transactions in Fund Shares – Class D Shares:
Shares sold	120,343	498,409
Reinvested dividends and distributions	31,639	45,894
Shares repurchased	(472,593)	(409,486)
Net Increase/(Decrease) in Fund Shares	(320,611)	134,817
Shares Outstanding, Beginning of Period	923,238	788,421
Shares Outstanding, End of Period	602,627	923,238
Transactions in Fund Shares – Class I Shares:
Shares sold	84,723	269,453
Reinvested dividends and distributions	17,141	7,216
Shares repurchased	(100,660)	(118,830)
Net Increase/(Decrease) in Fund Shares	1,204	157,839
Shares Outstanding, Beginning of Period	294,244	136,405
Shares Outstanding, End of Period	295,448	294,244
Transactions in Fund Shares – Class S Shares:
Shares sold	18,947	–
Reinvested dividends and distributions	2,088	4,203
Shares repurchased	(18,947)	(52,881)
Net Increase/(Decrease) in Fund Shares	2,088	(48,678)
Shares Outstanding, Beginning of Period	35,217	83,895
Shares Outstanding, End of Period	37,305	35,217
Transactions in Fund Shares – Class T Shares:
Shares sold	335,108	706,412
Reinvested dividends and distributions	1,351	5,704
Shares repurchased	(350,975)	(813,491)
Net Increase/(Decrease) in Fund Shares	(14,516)	(101,375)
Shares Outstanding, Beginning of Period	72,637	174,012
Shares Outstanding, End of Period	58,121	72,637

6.	Purchases and Sales of Investment Securities

For the period ended March 31, 2015, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

Janus Asia Equity Fund	$4,234,146	$8,906,187	$–	$–

7.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to March 31, 2015 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund | 29

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 10, 2014, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2015 through January 1 or February 1, 2016, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services
The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service

30 | MARCH 31, 2015

providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed institutional competitive advantages that should be able to provide superior investment management returns over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds
The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has improved: for the 36 months ended September 30, 2014, approximately 64% of the Funds were in the top two Lipper quartiles of performance, and for the 12 months ended September 30, 2014, approximately 57% of the Funds were in the top two Lipper quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the

Janus Investment Fund | 31

Additional Information (unaudited) (continued)

second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

Value Funds

•	For Perkins International Value Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014.

•	For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

Mathematical Funds

•	For INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH International Managed Volatility Fund (formerly named INTECH International Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund), the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for

32 | MARCH 31, 2015

the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of under-performance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and in the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and that the performance trend was improving.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the first Lipper

Janus Investment Fund | 33

Additional Information (unaudited) (continued)

quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s

34 | MARCH 31, 2015

underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and its limited performance history.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory agreement(s).

Costs of Services Provided
The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the mean management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

In this regard, the independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 19% below the mean total expenses of their respective Lipper Expense Group peers and 29% below the mean total expenses for their Lipper Expense Universes; (3) management fees for the Funds, on average, were 15% below the mean management fees for their Expense Groups and 20% below the mean for their Expense Universes; and (4) Janus fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered how the total expenses for each share class of each Fund compared to the mean total expenses for its Lipper Expense Group peers and to mean total expenses for its Lipper Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus

Janus Investment Fund | 35

Additional Information (unaudited) (continued)

Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) the average spread between management fees charged to the Funds and those charged to Janus Capital’s institutional accounts is reasonable relative to the average spreads seen in the industry; and (4) the retained fee margins implied by Janus Capital’s subadvised fees when compared to its mutual fund fees are reasonable relative to retained fee margins in the industry.

The Trustees considered the fees for each Fund for its fiscal year ended in 2013, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Bond Fund, the Trustees noted that although the Fund’s total expenses were equal to or below the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

•	For Perkins International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also

36 | MARCH 31, 2015

noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Mathematical Funds

•	For INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH International Managed Volatility Fund (formerly named INTECH International Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that

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Additional Information (unaudited) (continued)

Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that, although the Fund’s total expenses were above the peer group mean for its sole share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable limit.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

38 | MARCH 31, 2015

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

In this regard, the independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale
The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that their independent fee consultant had provided analysis of economies of scale during prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, the base contractual management fee rate paid by most of the Funds, before any adjustment for performance, if applicable, was below the mean contractual management fee rate of the Fund’s peer group identified by an independent data provider. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

In this regard, the independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, it could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief

Janus Investment Fund | 39

Additional Information (unaudited) (continued)

that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital
The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

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Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was March 31, 2015. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices.

When comparing the performance of the Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Fund invested in the index.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will

Janus Investment Fund | 41

Useful Information About Your Fund Report (unaudited) (continued)

notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or

42 | MARCH 31, 2015

investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund | 43

Notes

44 | MARCH 31, 2015

Notes

Janus Investment Fund | 45

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC.

Funds distributed by Janus Distributors LLC

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-0515-87734	125-24-93036 05-15

semiannual report
March 31, 2015

Janus Preservation Series – Global

Janus Investment Fund

highlights

•	Portfolio management perspective
•	Investment strategy behind your fund
•	Fund performance, characteristics and holdings

            Janus Preservation Series – Global

Janus Preservation Series - Global (unaudited)

FUND SNAPSHOT
A global growth fund with a protection feature that seeks to minimize and cap losses. This fund offers potential upside based on stock market participation and a level of certainty in falling markets.
Jonathan Coleman portfolio manager

PERFORMANCE REVIEW

For the period ended March 31, 2015, Janus Preservation Series – Global Class I Shares returned 4.96% versus a return of 3.35% for the MSCI World Index, the Fund’s primary benchmark. The Fund’s secondary benchmark, the Preservation Series – Global Blended Index, returned 2.05% during the period.

INVESTMENT ENVIRONMENT

Global equity markets started the period with a surge in volatility, which soon subsided as investors were comforted by a series of accommodative measures by major central banks. The European Central Bank (ECB) announced that it would raise the level of its balance sheet by 1 trillion euros; the Bank of Japan enacted unprecedented easing; and the People’s Bank of China unexpectedly lowered a key interest rate. These initiatives diverged from the path taken by the U.S. Federal Reserve (Fed), which remained on track to initiate rate hikes in 2015. Volatility spiked again in January as investors feared that crude oil’s precipitous slide could be a consequence of slowing global growth, rather than solely of elevated North American production. Indeed, growth data outside of the U.S. remained muted. China’s fourth quarter GDP expanded by 7.3%, well below its 25-year average. Europe contributed to market angst as prices within the eurozone entered deflationary territory and Syriza, an anti-austerity party, emerged victorious in Greece’s parliamentary election. European stocks regained favor upon the ECB announcement that it would christen its own version of quantitative easing by purchasing 60 billion euros in bonds monthly. As yields on many short- and mid-term European bonds turned negative, the region’s stocks took off. The corresponding slide in the euro drove the U.S. dollar to levels that caused investors to worry that U.S. corporate earnings would suffer. Shrugging this off, U.S. indices reached record levels in early March. Despite yet another strong jobs report, which fueled speculation of a June rate increase, the Fed’s late-March statement included downwardly revised growth expectations, which investors interpreted as dovish.

PERFORMANCE DISCUSSION

Janus Preservation Series – Global is a unique product in that it has two primary features designed to provide a level of downside protection and grow investors’ capital over the long term. It has a disciplined allocation process that determines how much of the portfolio will be invested in its equity component and how much will be invested in its protection component. Additionally, the Fund has a protection feature that is designed to minimize and ultimately cap any losses at a maximum of 20%. As the Net Asset Value (NAV) of the Fund rises to new levels, the Protected NAV (PNAV) also rises to new levels. We feel this is an attractive feature, providing investors with a level of downside protection, given the significant uncertainty evident in the global economy and markets.

As markets were more volatile, we decreased our exposure to equities during the period. We entered the most recent period at approximately 96.18% exposure to equities and ended at approximately 77.65% exposure. If the Fund would have been able to have a heavier weighting in the equity component during the period, it may have been able to benefit from rising markets and had better performance.

The protection component comprised the remainder of the portfolio. The protection component can be comprised of cash and cash equivalents, U.S. Treasuries, short index futures and other instruments designed to reduce equity market exposure. Depending on the market environment, the Fund can be invested in any variation in either component. In rising markets, the Fund will tend to be invested primarily in equities. In falling markets, the Fund will tend to predominantly hold more of the protection component, in an effort to de-risk the portfolio. The protection feature, however, affects the Fund’s ability to respond to changing equity market conditions and its ability to capture certain market gains.

While our allocation to the protection component was a drag on relative performance this period, we had strong stock selection in the equity component of our portfolio, which drove outperformance during the quarter. For the

Janus Investment Fund | 1

Janus Preservation Series - Global (unaudited)

core group of stocks in our portfolio, their long-term growth prospects are underpinned by competitive dynamics such as high barriers to entry, recurring revenue streams, strong management teams, or attractive industries with high growth potential. We continue to believe that such long duration drivers of growth will help these companies outperform over the longer investment horizon that we tend to hold them.

Our outperformance for the period was driven by strong stock selection in the health care and technology sectors. The catalyst for the health care sector was robust merger and acquisition activity, as evidenced by our top contributor, Pharmacyclics. The biotechnology company’s stock surged in January on consensus-beating earnings from the prior quarter as well as upbeat guidance for its blood-cancer drug, Imbruvica. It was then announced that AbbVie would acquire Pharmacyclics for $21 billion. We sold our position after the announcement.

Apple was also a strong performer. The electronic-device company benefited from positive sentiment in the aftermath of its astounding fourth quarter earnings results, the first full reporting period to include its highly popular iPhone 6, launched in September. In February, the company’s stock reached a new record, pushing its market capitalization above $700 billion. We think Apple still has strong opportunities as its ecosystem continues to attract new and potentially long-term subscribers onto its platform and increase its addressable market as lower price points draw new customers.

U.S. supermarket chain Kroger contributed to relative outperformance as well. The company’s gains were partly a consequence of investors’ rising confidence in management, which has translated into a rerating of its stock. The company has been able to expand margins and is doing well against mainline supermarket competitors in addition to down-market retailers. The continued strength of the U.S. consumer has been an additional tailwind.

While generally pleased with the performance of our equity holdings, we did have stocks that fell during the period and detracted from results. Canadian Pacific was a large detractor. The sustained pressure on global crude oil prices has caused concern that shipping volumes of North American crude will decline in the near term, especially those emanating from North Dakota’s Bakken formation. The company transports a wide range of materials on its network, including energy products such as crude and coal, but also non-energy products such as grains, potash, forest products and intermodal containers. We continue to favor the company due to the industry’s barriers to entry and management’s commitment to improving performance and capital allocation decisions.

We also had some detractors from the energy sector, which was weighed down by the collapse in crude prices that accelerated in autumn. MEG Energy was a large detractor. Even in a tepid energy price environment, we like this company as it remains profitable with a price per barrel in the $50 range. Management has been disciplined in reining in capital expenditure during this period of low prices as the company sees the value of keeping assets in the ground until market conditions are more favorable. The company’s balance sheet is excellent with its first bonds not maturing until 2021.

Noble Energy also weighed on performance. While we like that Noble has a diversified, global production base, making the company less exposed than other energy firms to a single commodity price in one region, we exited the position during the period in favor of energy companies with more attractive risk/return profiles in the current oil price environment.

DERIVATIVE USE

This Fund invests in derivatives, primarily futures to periodically hedge market risk. The Fund may also utilize options or other instruments for exposure to the Chicago Board Options Exchange Market Volatility Index (VIX) or another volatility index. Such investments would be used in accordance with the risk methodology under the Capital Protection Agreement and would be designed in an effort to limit losses in a sharp market decline. The Fund also uses forward exchange contracts to hedge currency risk in the portfolio. There is no guarantee that using such instruments would be effective in limiting losses, and the use of such instruments could negatively impact returns. During the period, this strategy detracted from results.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for derivatives used by the Fund.

OUTLOOK

Most equity markets were positive for the period, with Europe experiencing strong gains in the wake of the ECB’s monetary policy announcement. We had expected that a lower euro could drive export growth and highlight operating leverage in many companies that had improved cost structures. We think profit growth could surprise at many companies in Europe. With regard to Greece, we expect that the country’s and European politicians lower the stakes and do what they do so well: find an interim solution to kick the problem down the road.

2 | MARCH 31, 2015

(unaudited)

The Japanese market has been strong while the yen falls but we are missing the structural reform the country needs. Japan needs to break its deflationary spiral and improve its economy. A weaker yen helps competitiveness but without reform to labor rules, to corporate taxation, to the pension and health care system, and to other core issues, the country risks a short-term boost without a long-term solution. There are some bright spots for equities. For one, there are a lot of buyers as companies, the government pension plans and central banks are buying shares.

In the U.S., the Fed left some uncertainty about when it would lift rates, leading to some concern about the economic recovery. The corporate outlook has become less sanguine in some sectors. Energy clearly is under pressure. Industrial firms face the double barrel pressure of a slowdown in their sales to oil companies and a loss of global competitiveness with a stronger dollar. Similarly, China is no longer the growth engine it once was for U.S. firms.

We cannot argue valuations are cheap, save for a few areas such as financials and deeply cyclical, commodity-exposed companies. But valuations are not extreme either, especially compared to the alternative asset classes. Our belief in alpha, not beta, holds.

Biotech merger and acquisition activity is continuing but we will see deals elsewhere and that will drive valuation. The Kraft-Heinz deal announced in March valued a slow-growing but quality brand-name business at more than 20 times earnings. Multiples remain close together: Find the companies that have a path to growth or that can help another company grow and you have the potential to make money in equities.

Thank you for your investment in Janus Preservation Series – Global.

Janus Investment Fund | 3

Janus Preservation Series - Global (unaudited)

Janus Preservation Series - Global At A Glance

5 Top Performers – Holdings

Contribution

Pharmacyclics, Inc.	0.67%
Apple, Inc.	0.55%
Kroger Co.	0.55%
Valeant Pharmaceuticals International, Inc.	0.44%
United Continental Holdings, Inc.	0.40%

5 Bottom Performers – Holdings

Contribution

S&P 500® E-mini Future – expired March 2015	–3.11%
Canadian Pacific Railway, Ltd.	–0.27%
MEG Energy Corp.	–0.27%
Noble Energy, Inc.	–0.26%
Royal Dutch Shell PLC (ADR)	–0.26%

5 Top Performers – Sectors*

		Fund Weighting	MSCI World
	Fund Contribution	(Average % of Equity)	IndexSM Weighting

Health Care	1.97%	13.14%	12.88%
Information Technology	1.36%	14.80%	13.27%
Financials	1.21%	17.45%	20.72%
Consumer Staples	0.43%	7.26%	9.94%
Materials	0.42%	3.72%	5.23%

5 Bottom Performers – Sectors*

		Fund Weighting	MSCI World
	Fund Contribution	(Average % of Equity)	IndexSM Weighting

Protection Component**	–1.68%	8.96%	0.00%
Consumer Discretionary	–0.42%	13.72%	12.31%
Industrials	–0.31%	11.43%	10.91%
Energy	–0.15%	8.21%	8.07%
Utilities	0.11%	–0.17%	3.30%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

4 | MARCH 31, 2015

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of March 31, 2015

Apple, Inc. Technology Hardware, Storage & Peripherals	2.1%
Canadian Pacific Railway, Ltd. Road & Rail	1.9%
AIA Group, Ltd. Insurance	1.8%
Brenntag AG Trading Companies & Distributors	1.6%
Kroger Co. Food & Staples Retailing	1.4%

8.8%

Asset Allocation – (% of Net Assets)
As of March 31, 2015

*Includes Other of (0.2)%.

Top Country Allocations – Long Positions (% of Investment Securities)
As of March 31, 2015

As of September 30, 2014

Janus Investment Fund | 5

Janus Preservation Series - Global (unaudited)

Performance

				Expense Ratios –
Average Annual Total Return – for the periods ended March 31, 2015				per the January 28, 2015 prospectuses
	Fiscal	One	Since	Total Annual Fund	Net Annual Fund
	Year-to-Date	Year	Inception*	Operating Expenses	Operating Expenses

Janus Preservation Series – Global – Class A Shares
NAV	4.83%	6.30%	8.61%	3.08%	1.98%
MOP	–1.21%	0.17%	6.68%

Janus Preservation Series – Global – Class C Shares
NAV	4.41%	5.56%	7.82%	3.80%	2.71%
CDSC	3.44%	4.57%	7.82%

Janus Preservation Series – Global – Class D Shares(1)	4.82%	6.46%	8.69%	3.09%	1.82%

Janus Preservation Series – Global – Class I Shares	4.96%	6.60%	8.89%	2.76%	1.69%

Janus Preservation Series – Global – Class S Shares	4.68%	6.07%	8.43%	3.26%	2.18%

Janus Preservation Series – Global – Class T Shares	4.81%	6.37%	8.71%	3.01%	1.94%

MSCI World IndexSM	3.35%	6.03%	16.02%

Preservation Series – Global Blended Index	2.05%	3.67%	9.51%

Morningstar Quartile – Class I Shares	–	2nd	4th

Morningstar Ranking – based on total return for World Stock Funds	–	350/1,213	897/947

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through February 1, 2016, and include a Capital Protection Fee that can fluctuate between 0.60% and 0.75%.

See important disclosures on the next page.

6 | MARCH 31, 2015

(unaudited)

The Fund is not a capital guaranteed or insured fund. As with all investments, there are inherent risks when investing in the Fund including, but not limited to, allocation risk, maximum settlement amount risk, turnover risk, liquidation risk, opportunity cost risk, capital protection termination risk, underperformance risk and counterparty risk, each as disclosed in the Fund’s Prospectuses. The protection feature only covers shareholders who hold their shares on the termination date, and is subject to various conditions and the financial payment capabilities of BNP Paribas Prime Brokerage, Inc. (the “Capital Protection Provider”).

The Capital Protection Agreement is a financial product that is intended to protect the Fund against significant market declines and does not in any way constitute any form of insurance. The Capital Protection Provider is not an insurance company or an insurance provider, nor is it acting as an adviser or subadviser for the Fund.

The Fund’s asset allocation will vary over time depending on market conditions and therefore the Fund’s allocation to each investment component could change as frequently as daily resulting in a higher portfolio turnover rate than other mutual funds. Increased portfolio turnover may result in higher costs, which may have a negative effect on the Fund’s performance.

Amounts owed by the Capital Protection Provider under the Capital Protection Agreement are owed directly to the Fund and not to the Fund’s shareholders. As a result, a shareholder’s ability to receive the Protected NAV from the Fund is dependent on the Fund’s ability to collect any settlement amount due from the Capital Protection Provider, and/or its parent guarantor pursuant to the terms of the Capital Protection Agreement. Fund transactions involving a counterparty, such as the Capital Protection Provider and/or its parent guarantor, are subject to the risk that the counterparty will not fulfill its obligation to the Fund. Counterparty risk may arise because of the counterparty’s financial condition (i.e. financial difficulties, bankruptcy or insolvency), market activities or developments, or other reasons, whether foreseen or not. As such the Fund’s ability to benefit from the Protection may depend on the Capital Protection Provider’s, as well as its parent guarantor’s, financial condition.

Although the risk allocation methodology is designed so that the NAV of any share class does not fall below its Protected NAV, there is the possibility that the risk allocation methodology may not work as designed and the NAV of any share class may fall below its Protected NAV. If this happens, it is expected that the Fund will receive payment of the Settlement Amount from the Capital Protection Provider, if due, and liquidate as soon as possible following the event.

It is possible that under the terms of the Capital Protection Agreement, the Fund’s allocation to the Equity Component could drop to a low level or be eliminated altogether, especially during periods of heightened volatility in the equity markets. This would reduce the Fund’s ability to participate in upward equity market movements and therefore, represents loss of opportunity compared to a fund that is fully invested in equities and may cause the Fund to underperform its primary benchmark and/or other similarly situated growth funds. As a result, the Fund may not achieve its investment objective.

The Fund uses short index futures and other types of derivatives in attempt to hedge risk. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative’s original cost, and can therefore involve leverage.

Foreign securities are subject to additional risks including currency fluctuations, political and economic uncertainty, increased volatility and differing financial and information reporting standards, all of which are magnified in emerging markets.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2015 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*	The Fund’s inception date – December 15, 2011
(1)	Closed to new investors.

Janus Investment Fund | 7

Janus Preservation Series - Global (unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; the capital protection fee; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(10/1/14)	(3/31/15)	(10/1/14 - 3/31/15)†	(10/1/14)	(3/31/15)	(10/1/14 - 3/31/15)†	(10/1/14 - 3/31/15)

Class A Shares	$1,000.00	$1,048.30	$9.86	$1,000.00	$1,015.31	$9.70	1.93%

Class C Shares	$1,000.00	$1,044.10	$13.66	$1,000.00	$1,011.57	$13.44	2.68%

Class D Shares	$1,000.00	$1,048.20	$8.94	$1,000.00	$1,016.21	$8.80	1.75%

Class I Shares	$1,000.00	$1,049.60	$8.48	$1,000.00	$1,016.65	$8.35	1.66%

Class S Shares	$1,000.00	$1,046.80	$10.92	$1,000.00	$1,014.26	$10.75	2.14%

Class T Shares	$1,000.00	$1,048.10	$9.65	$1,000.00	$1,015.51	$9.50	1.89%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

8 | MARCH 31, 2015

Janus Preservation Series - Global

Schedule of Investments (unaudited)

As of March 31, 2015

Shares/Principal/Contract Amounts		Value
Common Stocks – 88.5%
Aerospace & Defense – 1.1%
482	Precision Castparts Corp.	$101,220
631	United Technologies Corp.	73,953

		175,173
Air Freight & Logistics – 0.8%
843	Panalpina Welttransport Holding AG	123,015
Airlines – 1.0%
2,337	United Continental Holdings, Inc.*	157,163
Auto Components – 1.2%
7,300	NGK Spark Plug Co., Ltd.	196,415
Beverages – 2.8%
1,825	PepsiCo, Inc.†	174,507
1,007	Pernod Ricard SA	118,813
3,182	SABMiller PLC	166,487

		459,807
Biotechnology – 5.3%
702	Actelion, Ltd.*	81,307
1,061	Amgen, Inc.	169,601
544	Biogen, Inc.*	229,698
1,239	Celgene Corp.*	142,832
7,296	Ironwood Pharmaceuticals, Inc.*	116,736
247	Regeneron Pharmaceuticals, Inc.*	111,516

		851,690
Capital Markets – 2.5%
2,735	Deutsche Bank AG	95,142
4,241	E*TRADE Financial Corp.*	121,102
9,936	UBS Group AG*	186,533

		402,777
Chemicals – 1.9%
917	Air Products & Chemicals, Inc.	138,724
17,661	Alent PLC	97,597
807	LyondellBasell Industries NV – Class A	70,855

		307,176
Commercial Banks – 5.5%
2,388	Citigroup, Inc.	123,030
15,889	HSBC Holdings PLC	135,200
10,329	ING Groep NV*	151,477
2,054	JPMorgan Chase & Co.	124,431
66,991	Lloyds Banking Group PLC*	77,744
39,000	Seven Bank, Ltd.	192,629
2,192	U.S. Bancorp	95,725

		900,236
Communications Equipment – 0.8%
2,185	CommScope Holding Co., Inc.*	62,360
990	Motorola Solutions, Inc.	66,003

		128,363
Consumer Finance – 0.6%
1,174	American Express Co.	91,713
Containers & Packaging – 0.9%
2,590	Crown Holdings, Inc.*	139,912
Diversified Financial Services – 0.7%
488	Intercontinental Exchange, Inc.	113,836
Electrical Equipment – 1.6%
1,301	Schneider Electric SE	101,182
2,691	Sensata Technologies Holding NV*	154,598

		255,780
Electronic Equipment, Instruments & Components – 1.5%
300	Keyence Corp.	163,883
1,172	TE Connectivity, Ltd. (U.S. Shares)	83,939

		247,822
Energy Equipment & Services – 0.7%
1,795	Baker Hughes, Inc.	114,126
Food & Staples Retailing – 1.9%
3,032	Kroger Co.†	232,433
1,401	Whole Foods Market, Inc.	72,964

		305,397
Food Products – 1.1%
1,726	Hershey Co.	174,171
Health Care Equipment & Supplies – 1.0%
9,104	Boston Scientific Corp.*	161,596
Health Care Providers & Services – 1.0%
2,756	Catamaran Corp. (U.S. Shares)*	164,092
Hotels, Restaurants & Leisure – 1.1%
26,355	Bwin.Party Digital Entertainment PLC	31,329
1,574	Starbucks Corp.	149,058

		180,387
Household Durables – 0.4%
2,400	Sony Corp.*	64,171
Household Products – 1.0%
2,313	Colgate-Palmolive Co.	160,383
Information Technology Services – 2.4%
1,502	Amdocs, Ltd. (U.S. Shares)	81,709
2,228	MasterCard, Inc. – Class A	192,477
1,860	Visa, Inc. – Class A	121,662

		395,848
Insurance – 3.9%
45,000	AIA Group, Ltd.	282,047
1,740	Aon PLC	167,249
7,466	Prudential PLC	184,834

		634,130
Internet & Catalog Retail – 0.8%
174	Amazon.com, Inc.*	64,745
59	Priceline Group, Inc.*	68,685

		133,430
Internet Software & Services – 2.2%
793	Alibaba Group Holding, Ltd. (ADR)*	66,009
976	Facebook, Inc. – Class A*	80,242
179	Google, Inc. – Class A	99,291
189	Google, Inc. – Class C*	103,572

		349,114
Leisure Products – 0.3%
2,454	Mattel, Inc.	56,074
Machinery – 1.2%
1,560	Colfax Corp.*	74,459
821	Dover Corp.	56,747
2,194	Rexnord Corp.*	58,558

		189,764

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund | 9

Janus Preservation Series - Global

Schedule of Investments (unaudited)

As of March 31, 2015

Shares/Principal/Contract Amounts		Value
Media – 3.5%
813	CBS Corp. – Class B	$49,292
2,053	Comcast Corp. – Class A	115,933
867	Liberty Global PLC – Class A*	44,624
1,538	Liberty Global PLC – Class C*	76,608
359	Time Warner Cable, Inc.	53,807
3,140	Twenty-First Century Fox, Inc. – Class A	106,258
1,136	Walt Disney Co.	119,155

		565,677
Metals & Mining – 0.5%
3,325	ThyssenKrupp AG	87,297
Oil, Gas & Consumable Fuels – 6.9%
2,259	Anadarko Petroleum Corp.	187,068
2,534	Exxon Mobil Corp.†	215,390
7,100	Inpex Corp.	78,344
1,820	Koninklijke Vopak NV	100,563
4,722	MEG Energy Corp.*	76,289
2,203	Phillips 66	173,156
3,167	Royal Dutch Shell PLC (ADR)	188,911
1,541	Valero Energy Corp.	98,038

		1,117,759
Pharmaceuticals – 5.5%
1,861	Eli Lilly & Co.	135,202
2,402	Endo International PLC*	215,459
6,335	Meda AB – Class A	100,193
398	Roche Holding AG	109,780
2,168	Teva Pharmaceutical Industries, Ltd. (ADR)	135,066
988	Valeant Pharmaceuticals International, Inc.*	195,205

		890,905
Professional Services – 0.9%
490	IHS, Inc. – Class A*	55,742
1,341	Verisk Analytics, Inc. – Class A*	95,748

		151,490
Real Estate Investment Trusts (REITs) – 1.5%
980	American Tower Corp.	92,267
4,627	Lexington Realty Trust	45,483
523	Simon Property Group, Inc.	102,320

		240,070
Real Estate Management & Development – 2.3%
2,785	Brookfield Asset Management, Inc. – Class A (U.S. Shares)	149,304
801	Jones Lang LaSalle, Inc.	136,490
4,000	Mitsubishi Estate Co., Ltd.	92,855

		378,649
Road & Rail – 2.8%
1,320	Canadian National Railway Co.	88,410
1,673	Canadian Pacific Railway, Ltd.	306,356
602	Kansas City Southern	61,452

		456,218
Semiconductor & Semiconductor Equipment – 2.8%
10,178	ARM Holdings PLC	166,617
6,608	Atmel Corp.	54,384
399	Avago Technologies, Ltd.	50,665
1,750	Freescale Semiconductor, Ltd.*	71,330
24,000	Taiwan Semiconductor Manufacturing Co., Ltd.	111,361

		454,357
Software – 1.7%
399	NetSuite, Inc.*	37,011
500	Nintendo Co., Ltd.	73,593
2,264	Oracle Corp.	97,692
1,270	Solera Holdings, Inc.	65,608

		273,904
Specialty Retail – 2.8%
48,200	Chow Tai Fook Jewellery Group, Ltd.	51,891
35,500	L’Occitane International SA	101,250
2,163	Lowe’s Cos., Inc.	160,906
935	Tiffany & Co.	82,289
803	Williams-Sonoma, Inc.	64,007

		460,343
Technology Hardware, Storage & Peripherals – 3.3%
2,685	Apple, Inc.†	334,094
2,226	EMC Corp.	56,897
108	Samsung Electronics Co., Ltd.	140,032

		531,023
Textiles, Apparel & Luxury Goods – 2.8%
971	Cie Financiere Richemont SA	78,195
3,320	Gildan Activewear, Inc.	98,006
984	NIKE, Inc. – Class B	98,725
10,100	Prada SpA	61,170
35,998	Samsonite International SA	124,785

		460,881
Trading Companies & Distributors – 2.5%
4,278	Brenntag AG	256,432
993	MSC Industrial Direct Co., Inc. – Class A	71,695
3,319	NOW, Inc.*	71,823

		399,950
Wireless Telecommunication Services – 1.5%
3,268	T-Mobile U.S., Inc.*	103,563
77,000	Tower Bersama Infrastructure Tbk PT	55,810
26,820	Vodafone Group PLC	87,637

		247,010

Total Common Stocks (cost $12,091,419)		14,349,094
Preferred Stocks – 1.1%
Automobiles – 1.1%
671	Volkswagen AG (cost $167,214)	178,536
U.S. Treasury Notes/Bonds – 0.2%
$15,000	0.8750%, 11/30/16	15,102
15,000	1.3750%, 11/30/18	15,146

Total U.S. Treasury Notes/Bonds (cost $29,942)		30,248
Investment Companies – 10.4%
Money Markets – 10.4%
1,686,335	Janus Cash Liquidity Fund LLC, 0.1097%°°,£ (cost $1,686,335)	1,686,335

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10 | MARCH 31, 2015

Schedule of Investments (unaudited)

As of March 31, 2015

Shares/Principal/Contract Amounts		Value
Capital Protection Agreement – 0%
1	Janus Preservation Series - Global with BNP Paribas Prime Brokerage, Inc.*,§ exercise price at 3/31/15 $9.51 – $9.85 (cost $0)	$0

Total Investments (total cost $13,974,910) – 100.2%		16,244,213

Liabilities, net of Cash, Receivables and Other Assets – (0.2)%		(31,079)

Net Assets – 100%		$16,213,134

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

United States	$10,270,419	63.2%
United Kingdom	1,136,356	7.0
Canada	1,077,662	6.6
Japan	861,890	5.3
Germany	617,407	3.8
Switzerland	578,830	3.6
Hong Kong	458,723	2.8
France	321,245	2.0
Netherlands	252,040	1.6
South Korea	140,032	0.9
Israel	135,066	0.8
Taiwan	111,361	0.7
Sweden	100,193	0.6
China	66,009	0.4
Italy	61,170	0.4
Indonesia	55,810	0.3

Total	$16,244,213	100.0%

Schedule of Forward Currency Contracts, Open

			Unrealized
	Currency	Currency	Appreciation/
Counterparty/Currency and Settlement Date	Units Sold	Value	(Depreciation)

Bank of America:
British Pound 4/16/15	250,000	$370,760	$2,925
Israeli Shekel 4/16/15	180,000	45,268	(493)

		416,028	2,432

Credit Suisse International:
British Pound 4/9/15	267,000	395,993	6,180
Canadian Dollar 4/9/15	750,000	592,178	2,617
Chinese Renminbi 4/9/15	398,400	64,152	(859)
Euro 4/9/15	909,000	977,362	9,052
Hong Kong Dollar 4/9/15	4,535,000	584,969	(385)
Indonesian Rupiah 4/9/15	690,900,000	52,827	(637)
Israeli Shekel 4/9/15	130,000	32,693	(293)
Japanese Yen 4/9/15	99,245,000	827,694	(6,600)
South Korean Won 4/9/15	145,795,000	131,409	(464)
Swedish Krona 4/9/15	831,000	96,553	1,377
Swiss Franc 4/9/15	547,000	563,227	(6,738)
Taiwan Dollar 4/9/15	3,318,000	106,063	(1,063)

		4,425,120	2,187

HSBC Securities (USA), Inc.:
British Pound 4/9/15	219,000	324,803	5,053
Canadian Dollar 4/9/15	498,400	393,522	1,004

		718,325	6,057

JPMorgan Chase & Co.: Israeli Shekel 4/16/15	130,000	32,693	182

RBC Capital Markets Corp.: Israeli Shekel 4/16/15	71,000	17,856	(365)

Total		$5,610,022	$10,493

Schedule of Futures – Short

Unrealized
Appreciation/
Description	(Depreciation)

EURO STOXX 50® expires June 2015 15 contracts principal amount $580,540 value $585,550	$(5,010)
mini MSCI Emerging Markets IndexSM expires June 2015 3 contracts principal amount $143,570 value $145,860	(2,290)
S&P 500® E-mini expires June 2015 12 contracts principal amount $1,232,650 value $1,236,480	(3,830)

Total Futures – Short	$(11,130)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund | 11

Janus Preservation Series - Global

Schedule of Investments (unaudited)

As of March 31, 2015

Schedule of OTC Purchased Options – Zero Strike Calls

			Unrealized
Counterparty/	Premium to		Appreciation/
Reference Asset	be Paid	Value	(Depreciation)

BNP Paribas: BNP IVIX Index expires June 2015 128,248 contracts exercise price $0.00	$(306,166)	$303,296	$(2,870)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12 | MARCH 31, 2015

Notes to Schedule of Investments and Other Information (unaudited)

BNP IVIX Index	A volatility strategy index sponsored by BNP Paribas.

EURO STOXX 50® Index	Provides a blue-chip representation of supersector leaders in the euro zone. The index covers 50 stocks from 12 euro zone countries: Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain.

MSCI Emerging Markets IndexSM	A free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

MSCI World IndexSM	A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.

Preservation Series – Global Blended Index	An internally-calculated, hypothetical combination of total returns from the MSCI World Index (60%) and the Citigroup 3-Month U.S. Treasury Bill Index (40%).

S&P 500® Index	Measures broad U.S. equity performance.

ADR	American Depositary Receipt

LLC	Limited Liability Company

OTC	Over-the-Counter

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American stock exchange.

*	Non-income producing security.

†	A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of March 31, 2015, is noted below.

Fund	Aggregate Value

Janus Preservation Series - Global	$628,431

°°	Rate shown is the 7-day yield as of March 31, 2015.

§	Schedule of Restricted and Illiquid Securities (as of March 31, 2015)

	Acquisition	Acquisition		Value as a
	Date	Cost	Value	% of Net Assets

Janus Preservation Series - Global
Capital Protection Agreement	12/15/11	$0	$0	0.0%

The Fund has registration rights for certain restricted securities held as of March 31, 2015. The issuer incurs all registration costs.

£	The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Fund’s relative ownership, the following securities were considered affiliated companies for all or some portion of the period ended March 31, 2015. Unless otherwise indicated, all information in the table is for the period ended March 31, 2015.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 9/30/14	Purchases	Sales	at 3/31/15	Gain/(Loss)	Income	at 3/31/15

Janus Preservation Series – Global
Janus Cash Liquidity Fund LLC	470,750	5,882,585	(4,667,000)	1,686,335	$–	$658	$1,686,335

Janus Investment Fund | 13

Notes to Schedule of Investments and Other Information (unaudited) (continued)

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2015. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of March 31, 2015)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Janus Preservation Series – Global
Assets
Investments in Securities:
Common Stocks
Air Freight & Logistics	$–	$123,015	$–
Auto Components	–	196,415	–
Beverages	174,507	285,300	–
Biotechnology	770,383	81,307	–
Capital Markets	121,102	281,675	–
Chemicals	209,579	97,597	–
Commercial Banks	343,186	557,050	–
Electrical Equipment	154,598	101,182	–
Electronic Equipment, Instruments & Components	83,939	163,883	–
Hotels, Restaurants & Leisure	149,058	31,329	–
Household Durables	–	64,171	–
Insurance	167,249	466,881	–
Metals & Mining	–	87,297	–
Oil, Gas & Consumable Fuels	938,852	178,907	–
Pharmaceuticals	680,932	209,973	–
Real Estate Management & Development	285,794	92,855	–
Semiconductor & Semiconductor Equipment	176,379	277,978	–
Software	200,311	73,593	–
Spectialty Retail	307,202	153,141	–
Technology Hardware, Storage & Peripherals	390,991	140,032	–
Textiles, Apparel & Luxury Goods	196,731	264,150	–
Trading Companies & Distributors	143,518	256,432	–
Wireless Telecommunication Services	103,563	143,447	–
All Other	4,423,610	–	–

Preferred Stocks	–	178,536	–

U.S. Treasury Notes/Bonds	–	30,248	–

Investment Companies	–	1,686,335	–

Total Investments in Securities	$10,021,484	$6,222,729	$–

Other Financial Instruments(a):
Capital Protection Agreement	$–	$–	$0
Forward Currency Contracts	–	28,390	–
Variation Margin Receivable	–	13,962	–

Total Assets	$10,021,484	$6,265,081	$0

Liabilities
Other Financial Instruments(a):
Forward Currency Contracts	$–	$17,897	$–
OTC Purchased Options – Zero Strike Calls	–	2,870	–

Total Liabilities	$–	$20,767	$–

(a)	Other financial instruments include the capital protection agreement, forward currency, futures, written options, zero strike options, and swap contracts. Forward currency contracts and zero strike options are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. The capital protection agreement, written options and swap contracts are reported at their market value at measurement date.

14 | MARCH 31, 2015

Statement of Assets and Liabilities

Janus Preservation
As of March 31, 2015 (unaudited)	Series - Global

Assets:
Investments, at cost	$13,974,910
Unaffiliated investments, at value	$14,557,878
Affiliated investments, at value	1,686,335
Capital protection agreement (Note 1)	0
Cash	1,127
Cash denominated in foreign currency(1)	293
Forward currency contracts	28,390
Closed foreign currency contracts	5,535
Variation margin receivable	13,962
Non-interested Trustees’ deferred compensation	319
Receivables:
Fund shares sold	5,201
Dividends	17,087
Dividends from affiliates	108
Foreign dividend tax reclaim	7,470
Interest	113
Other assets	298
Total Assets	16,324,116
Liabilities:
Forward currency contracts	17,897
Closed foreign currency contracts	899
Purchased options - zero strike calls(2)	2,870
Payables:
Fund shares repurchased	4,051
Advisory fees	5,185
Capital protection fee	8,313
Fund administration fees	139
Transfer agent fees and expenses	8,130
12b-1 Distribution and shareholder servicing fees	3,451
Non-interested Trustees’ fees and expenses	97
Non-interested Trustees’ deferred compensation fees	319
Accrued expenses and other payables	59,631
Total Liabilities	110,982
Net Assets	$16,213,134

See footnotes at the end of the Statement.
See Notes to Financial Statements.

Janus Investment Fund | 15

Statement of Assets and Liabilities  (continued)

Janus Preservation
As of March 31, 2015 (unaudited)	Series - Global

Net Assets Consist of:
Capital (par value and paid-in surplus)	$14,382,937
Undistributed net investment income/(loss)	(77,499)
Undistributed net realized gain/(loss) from investments and foreign currency transactions	(357,194)
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	2,264,890
Total Net Assets	$16,213,134
Net Assets - Class A Shares	$3,217,386
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	268,585
Net Asset Value Per Share(3)	$11.98
Maximum Offering Price Per Share(4)	$12.71
Protected Net Asset Value Per Share(5)	$9.76
Net Assets - Class C Shares	$2,735,851
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	234,428
Net Asset Value Per Share(3)	$11.67
Protected Net Asset Value Per Share(5)	$9.51
Net Assets - Class D Shares	$3,329,890
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	277,158
Net Asset Value Per Share	$12.01
Protected Net Asset Value Per Share(5)	$9.79
Net Assets - Class I Shares	$2,596,402
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	214,744
Net Asset Value Per Share	$12.09
Protected Net Asset Value Per Share(5)	$9.85
Net Assets - Class S Shares	$2,066,623
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	173,495
Net Asset Value Per Share	$11.91
Protected Net Asset Value Per Share(5)	$9.70
Net Assets - Class T Shares	$2,266,982
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	188,640
Net Asset Value Per Share	$12.02
Protected Net Asset Value Per Share(5)	$9.79

(1)	Includes cost of $293.
(2)	Premium to be paid $306,166.
(3)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(4)	Maximum offering price is computed at 100/94.25 of net asset value.
(5)	The Protected NAV is the protection feature of the Fund and is calculated at 80% of the highest previously achieved NAV, reduced for dividends, distributions, any extraordinary expenses, and certain extraordinary items. Shareholders cannot transact purchases or redemptions at the Protected NAV.
See Notes to Financial Statements.

16 | MARCH 31, 2015

Statement of Operations

Janus Preservation
For the period ended March 31, 2015 (unaudited)	Series - Global

Investment Income:
Interest	$178
Dividends	90,745
Dividends from affiliates	658
Other income	19
Foreign tax withheld	(2,935)
Total Investment Income	88,665
Expenses:
Advisory fees	50,423
12b-1 Distribution and shareholder servicing fees:
Class A Shares	4,022
Class C Shares	12,896
Class S Shares	2,498
Transfer agent administrative fees and expenses:
Class D Shares	1,935
Class S Shares	2,498
Class T Shares	2,736
Transfer agent networking and omnibus fees:
Class A Shares	454
Class C Shares	252
Class I Shares	74
Other transfer agent fees and expenses:
Class A Shares	267
Class C Shares	243
Class D Shares	311
Class I Shares	155
Class T Shares	23
Capital protection fee	48,565
Shareholder reports expense	11,400
Registration fees	63,590
Custodian fees	15,812
Professional fees	27,267
Non-interested Trustees’ fees and expenses	182
Fund administration fees	652
Other expenses	6,148
Total Expenses	252,403
Less: Excess Expense Reimbursement	(95,342)
Net Expenses	157,061
Net Investment Income/(Loss)	(68,396)
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	441,510
Futures contracts	(212,951)
Purchased options - zero strike calls	(47,032)
Total Net Realized Gain/(Loss) on Investments	181,527
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	604,378
Futures contracts	(11,310)
Purchased options - zero strike calls	23,974
Total Change in Unrealized Net Appreciation/Depreciation	617,042
Net Increase/(Decrease) in Net Assets Resulting from Operations	$730,173

See Notes to Financial Statements.

Janus Investment Fund | 17

Statements of Changes in Net Assets

	Janus Preservation
	Series - Global
For the period ended March 31 (unaudited) and the year ended September 30	2015	2014

Operations:
Net investment income/(loss)	$(68,396)	$(52,442)
Net realized gain/(loss) on investments	181,527	1,068,828
Change in unrealized net appreciation/depreciation	617,042	(66,244)
Net Increase/(Decrease) in Net Assets Resulting from Operations	730,173	950,142
Dividends and Distributions to Shareholders:
Net Realized Gain from Investment Transactions
Class A Shares	(218,876)	(70,330)
Class C Shares	(174,962)	(51,088)
Class D Shares	(216,113)	(53,242)
Class I Shares	(169,635)	(46,193)
Class S Shares	(133,792)	(39,759)
Class T Shares	(146,300)	(42,275)
Net Decrease from Dividends and Distributions to Shareholders	(1,059,678)	(302,887)
Capital Share Transactions:
Shares Sold
Class A Shares	108,916	256,809
Class C Shares	165,849	230,737
Class D Shares	148,422	1,012,037
Class I Shares	286,166	515,176
Class T Shares	42,294	204,113
Reinvested Dividends and Distributions
Class A Shares	218,876	69,810
Class C Shares	174,962	51,088
Class D Shares	215,969	53,228
Class I Shares	145,440	46,193
Class S Shares	133,792	39,759
Class T Shares	146,300	42,275
Shares Repurchased
Class A Shares	(316,373)	(401,029)
Class C Shares	(111,959)	(100,229)
Class D Shares	(184,328)	(427,856)
Class I Shares	(248,571)	(370,166)
Class T Shares	(15,452)	(225,714)
Net Increase/(Decrease) from Capital Share Transactions	910,303	996,231
Net Increase/(Decrease) in Net Assets	580,798	1,643,486
Net Assets:
Beginning of period	15,632,336	13,988,850
End of period	$16,213,134	$15,632,336

Undistributed Net Investment Income/(Loss)	$(77,499)	$(9,103)

See Notes to Financial Statements.

18 | MARCH 31, 2015

Financial Highlights

Class A Shares

For a share outstanding during the period ended March 31, 2015 (unaudited) and each	Janus Preservation Series - Global
year or period ended September 30	2015	2014	2013	2012(1)

Net Asset Value, Beginning of Period	$12.26	$11.73	$10.50	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.05)(2)	(0.04)(2)	(0.01)	(0.03)
Net gain/(loss) on investments (both realized and unrealized)	0.60	0.82	1.24	0.53
Total from Investment Operations	0.55	0.78	1.23	0.50
Less Distributions:
Dividends (from net investment income)	–	–	–	–
Distributions (from capital gains)	(0.83)	(0.25)	–	–
Total Distributions	(0.83)	(0.25)	–	–
Net Asset Value, End of Period	$11.98	$12.26	$11.73	$10.50
Total Return*	4.83%	6.75%	11.71%	5.00%
Net Assets, End of Period (in thousands)	$3,217	$3,278	$3,204	$3,186
Average Net Assets for the Period (in thousands)	$3,226	$3,366	$3,226	$2,002
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets**	3.16%	3.08%	2.97%	4.80%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets**	1.93%	1.92%	1.91%	1.90%
Ratio of Net Investment Income/(Loss) to Average Net Assets**	(0.81)%	(0.32)%	(0.64)%	(0.70)%
Portfolio Turnover Rate	39%	82%	141%	124%

Class C Shares

For a share outstanding during the period ended March 31, 2015 (unaudited) and each	Janus Preservation Series - Global
year or period ended September 30	2015	2014	2013	2012(1)

Net Asset Value, Beginning of Period	$12.01	$11.58	$10.44	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.09)(2)	(0.13)(2)	(0.07)	(0.08)
Net gain/(loss) on investments (both realized and unrealized)	0.58	0.81	1.21	0.52
Total from Investment Operations	0.49	0.68	1.14	0.44
Less Distributions:
Dividends (from net investment income)	–	–	–	–
Distributions (from capital gains)	(0.83)	(0.25)	–	–
Total Distributions	(0.83)	(0.25)	–	–
Net Asset Value, End of Period	$11.67	$12.01	$11.58	$10.44
Total Return*	4.41%	5.97%	10.92%	4.40%
Net Assets, End of Period (in thousands)	$2,736	$2,571	$2,303	$1,953
Average Net Assets for the Period (in thousands)	$2,586	$2,498	$2,123	$1,410
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets**	3.89%	3.80%	3.73%	5.63%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets**	2.68%	2.66%	2.65%	2.62%
Ratio of Net Investment Income/(Loss) to Average Net Assets**	(1.55)%	(1.05)%	(1.36)%	(1.44)%
Portfolio Turnover Rate	39%	82%	141%	124%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Period from December 15, 2011 (inception date) through September 30, 2012.
(2)	Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund | 19

Financial Highlights  (continued)

Class D Shares

For a share outstanding during the period ended March 31, 2015 (unaudited) and each	Janus Preservation Series - Global
year or period ended September 30	2015	2014	2013	2012(1)

Net Asset Value, Beginning of Period	$12.29	$11.74	$10.48	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.04)(2)	(0.02)(2)	0.02	(0.05)
Net gain/(loss) on investments (both realized and unrealized)	0.59	0.82	1.24	0.53
Total from Investment Operations	0.55	0.80	1.26	0.48
Less Distributions:
Dividends (from net investment income)	–	–	–	–
Distributions (from capital gains)	(0.83)	(0.25)	–	–
Total Distributions	(0.83)	(0.25)	–	–
Net Asset Value, End of Period	$12.01	$12.29	$11.74	$10.48
Total Return*	4.82%	6.92%	12.02%	4.80%
Net Assets, End of Period (in thousands)	$3,330	$3,213	$2,454	$1,901
Average Net Assets for the Period (in thousands)	$3,234	$2,918	$2,224	$1,560
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets**	2.94%	3.09%	3.24%	5.58%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets**	1.75%	1.75%	1.77%	2.02%
Ratio of Net Investment Income/(Loss) to Average Net Assets**	(0.62)%	(0.13)%	(0.47)%	(0.83)%
Portfolio Turnover Rate	39%	82%	141%	124%

Class I Shares

For a share outstanding during the period ended March 31, 2015 (unaudited) and each	Janus Preservation Series - Global
year or period ended September 30	2015	2014	2013	2012(1)

Net Asset Value, Beginning of Period	$12.35	$11.78	$10.51	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.03)(2)	–(2)(3)	0.03	(0.03)
Net gain/(loss) on investments (both realized and unrealized)	0.60	0.82	1.24	0.54
Total from Investment Operations	0.57	0.82	1.27	0.51
Less Distributions:
Dividends (from net investment income)	–	–	–	–
Distributions (from capital gains)	(0.83)	(0.25)	–	–
Total Distributions	(0.83)	(0.25)	–	–
Net Asset Value, End of Period	$12.09	$12.35	$11.78	$10.51
Total Return*	4.96%	7.07%	12.08%	5.10%
Net Assets, End of Period (in thousands)	$2,596	$2,460	$2,157	$1,707
Average Net Assets for the Period (in thousands)	$2,555	$2,361	$1,954	$1,322
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets**	2.87%	2.76%	2.68%	4.77%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets**	1.66%	1.62%	1.64%	1.65%
Ratio of Net Investment Income/(Loss) to Average Net Assets**	(0.53)%	(0.03)%	(0.33)%	(0.47)%
Portfolio Turnover Rate	39%	82%	141%	124%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Period from December 15, 2011 (inception date) through September 30, 2012.
(2)	Per share amounts are calculated based on average shares outstanding during the year or period.
(3)	Less than $0.005 on a per share basis.

See Notes to Financial Statements.

20 | MARCH 31, 2015

Class S Shares

For a share outstanding during the period ended March 31, 2015 (unaudited) and each	Janus Preservation Series - Global
year or period ended September 30	2015	2014	2013	2012(1)

Net Asset Value, Beginning of Period	$12.21	$11.70	$10.47	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.06)(2)	(0.05)(2)	(0.01)	(0.06)
Net gain/(loss) on investments (both realized and unrealized)	0.59	0.81	1.24	0.53
Total from Investment Operations	0.53	0.76	1.23	0.47
Less Distributions:
Dividends (from net investment income)	–	–	–	–
Distributions (from capital gains)	(0.83)	(0.25)	–	–
Total Distributions	(0.83)	(0.25)	–	–
Net Asset Value, End of Period	$11.91	$12.21	$11.70	$10.47
Total Return*	4.68%	6.60%	11.75%	4.70%
Net Assets, End of Period (in thousands)	$2,067	$1,974	$1,851	$1,658
Average Net Assets for the Period (in thousands)	$2,004	$1,960	$1,741	$1,294
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets**	3.35%	3.26%	3.18%	5.26%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets**	2.14%	2.00%	2.03%	2.14%
Ratio of Net Investment Income/(Loss) to Average Net Assets**	(1.01)%	(0.40)%	(0.75)%	(0.96)%
Portfolio Turnover Rate	39%	82%	141%	124%

Class T Shares

For a share outstanding during the period ended March 31, 2015 (unaudited) and each	Janus Preservation Series - Global
year or period ended September 30	2015	2014	2013	2012(1)

Net Asset Value, Beginning of Period	$12.30	$11.75	$10.49	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.05)(2)	(0.02)(2)	0.02	(0.04)
Net gain/(loss) on investments (both realized and unrealized)	0.60	0.82	1.24	0.53
Total from Investment Operations	0.55	0.80	1.26	0.49
Less Distributions:
Dividends (from net investment income)	–	–	–	–
Distributions (from capital gains)	(0.83)	(0.25)	–	–
Total Distributions	(0.83)	(0.25)	–	–
Net Asset Value, End of Period	$12.02	$12.30	$11.75	$10.49
Total Return*	4.81%	6.92%	12.01%	4.90%
Net Assets, End of Period (in thousands)	$2,267	$2,136	$2,020	$1,685
Average Net Assets for the Period (in thousands)	$2,195	$2,119	$1,817	$1,324
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets**	3.11%	3.01%	2.93%	5.03%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets**	1.89%	1.76%	1.79%	1.90%
Ratio of Net Investment Income/(Loss) to Average Net Assets**	(0.77)%	(0.15)%	(0.49)%	(0.71)%
Portfolio Turnover Rate	39%	82%	141%	124%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Period from December 15, 2011 (inception date) through September 30, 2012.
(2)	Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund | 21

Notes to Financial Statements (unaudited)

1.	Organization and Significant Accounting Policies

Janus Preservation Series – Global (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-seven funds which include multiple series of shares, with differing investment objectives and policies. The Fund invests primarily in equity securities. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

Capital Protection Agreement
BNP Paribas Prime Brokerage, Inc., a U.S. registered broker-dealer, is the Fund’s Capital Protection Provider. Pursuant to the Capital Protection Agreement entered into by the Capital Protection Provider and the Fund, the Capital Protection Provider has agreed to provide capital protection to protect against a decrease in the NAV per share for each share class of the Fund below 80% of the highest NAV per share for the share class attained since the inception of the share class, reduced for dividends, distributions, any extraordinary expenses, and certain extraordinary items, provided the terms and conditions of the Capital Protection Agreement are satisfied and the agreement is not otherwise void. For this capital protection, the Fund pays the Capital Protection Provider, under the Capital Protection Agreement, a fee equal to 0.75% of the aggregate protected amount, which is calculated daily and paid monthly. Because the capital protection fee is based on the aggregate protected assets of the Fund rather than on the Fund’s total net assets, it can fluctuate between 0.60% and 0.75% of the Fund’s total net assets.

BNP Paribas, the Parent Guarantor and the Capital Protection Provider’s ultimate parent company, has provided an irrevocable guaranty pursuant to which it guarantees any and all financial obligations of the Capital Protection Provider to pay or deliver payment on its obligations under the Capital Protection Agreement to the extent that the Capital Protection Provider is obligated to pay. The Capital Protection Provider is a subsidiary of the Parent Guarantor and is a U.S. registered broker-dealer. Under the Parent Guaranty, the Parent Guarantor can assert the same defenses, rights, set offs, or counterclaims as the Capital Protection Provider would have under the Capital Protection Agreement.

Neither the Capital Protection Provider nor the Parent Guarantor is an insurance company or an insurance provider. Nor is the Capital Protection Provider, the Parent Guarantor, or any of their affiliates acting as an investment adviser or subadviser to the Fund. The Settlement Amount under the Capital Protection Agreement is owed directly to the Fund and not the Fund’s investors. Therefore, as a shareholder you will not have any action against or recourse to the Capital Protection Provider or the Parent

22 | MARCH 31, 2015

Guarantor. Further, no shareholder will have any right to receive payment, or any other rights whatsoever, under the Capital Protection Agreement or the Parent Guaranty.

The Capital Protection Agreement is valued at the greater of $0.00 or the Protected NAV less the NAV per share, which approximates fair value.

The Protected NAV for each share class, as well as the percentages of the Fund’s assets that are allocated between the Equity Component and the Protection Component, will be posted on the Janus websites at janus.com/advisor/mutual-funds (or janus.com/allfunds for shareholders of Class D Shares). Please refer to the Fund’s Prospectuses for information regarding how the Protection works in the event it is triggered and the Fund proceeds to liquidation, as well as how the Protection is calculated to help you understand the 80% protection of the NAV per share.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be valued on an amortized cost basis. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary
Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price

Janus Investment Fund | 23

Notes to Financial Statements (unaudited) (continued)

(or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2015 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Fund did not hold a significant amount of Level 3 securities as of March 31, 2015.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Fund. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class. Expenses include the fee paid to the Capital Protection Provider. Because the fee is based on the aggregate protected assets of the Fund, it can fluctuate between 0.60% and 0.75%.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications
In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations
The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

24 | MARCH 31, 2015

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions
The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually.

Because the payment of dividends and distributions could have the effect of reducing the Fund’s NAV as a result of the reduction in the aggregate value of the Fund’s assets, any such distribution made during the term of the Capital Protection Agreement, including distributions made before the investment by the shareholder, will reduce the Protected NAV of each share class and therefore the amount of protection afforded to the Fund by the Capital Protection Provider. This means that the Protected NAV could be less than 80% of the highest previously attained NAV. Janus Capital intends to estimate dividends payable prior to any distribution date in an effort to minimize the impact of such distributions to the Protected NAV. There is no guarantee that Janus Capital will be successful in doing so. Incorrect estimates could impact the dividend calculation methodology and affect the Protected NAV per share. Please refer to the Fund’s Prospectuses for additional examples of how distributions will affect the Protected NAV.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2.	Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended March 31, 2015 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of this section.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

Janus Investment Fund | 25

Notes to Financial Statements (unaudited) (continued)

•	Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

•	Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported on the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/(depreciation) (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

The following table provides average ending monthly currency value amounts on sold forward currency contracts during the period ended March 31, 2015.

Fund	Sold

Janus Preservation Series - Global	$801,432

26 | MARCH 31, 2015

Futures Contracts
A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts on commodities are valued at the settlement price on valuation date on the commodities exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used. Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). The change in unrealized net appreciation/(depreciation) is reported on the Statement of Operations (if applicable). When a contract is closed, a realized gain or loss is reported on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the period, the Fund sold futures on equity indices to decrease exposure to equity risk.

The following table provides average ending monthly market value amounts on sold futures contracts during the period ended March 31, 2015.

Fund	Sold

Janus Preservation Series - Global	$587,706

Options Contracts
An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price on or before a specified date. The purchaser pays a premium to the seller for this right. The seller has the corresponding obligation to sell or buy a financial instrument if the purchaser (owner) “exercises” the option. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid. Upon expiration, or closing of the option transaction, a realized gain or loss is reported on the Statement of Operations (if applicable). The difference between the premium paid/received and the market value of the option is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported on the Statement of Operations (if applicable). Option contracts are typically valued using an approved vendor’s option valuation model. To the extent reliable market quotations are available, option contracts are valued using market quotations. In cases when an approved vendor cannot provide coverage for an option and there is no reliable market quotation, a broker quotation or an internal valuation using the Black-Scholes model, the Cox-Rubenstein Binomial Option Pricing Model, or other appropriate option pricing model is used.

The Fund may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. The Fund may be subject to counterparty risk, interest rate risk, liquidity risk, equity risk, commodity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Fund to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

Janus Investment Fund | 27

Notes to Financial Statements (unaudited) (continued)

The Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. The Fund may purchase call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by such Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Options purchased are reported in the Schedule of Investments (if applicable).

During the period, the Fund purchased call options on various equity indices for the purpose of increasing exposure to broad equity risk.

The following table provides average ending monthly market value amounts on purchased call options during the period ended March 31, 2015.

Purchased Zero-Strike
Fund	Call Options

Janus Preservation Series - Global	$252,227

Volatility Investments
The Fund may also utilize swaps, options, exchange-traded funds, exchange-traded notes, or other instruments for exposure to the Chicago Board Options Exchange Market Volatility Index (“VIX”) or another volatility index. Such investments would be used in accordance with the risk methodology under the Capital Protection Agreement and would be designed in an effort to limit losses in a sharp market decline. There is no guarantee that using such instruments would be effective in limiting losses, and the use of such instruments could impact the ability to increase returns. There are costs associated with entering into such investments, which can impact returns. The Capital Protection Provider may be the entity used to enter into a transaction related to the VIX and, if so, would receive compensation.

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of March 31, 2015.

Fair Value of Derivative Instruments as of March 31, 2015

Derivatives not accounted for as	Asset Derivatives		Liability Derivatives
hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Janus Preservation Series - Global
Capital Protection Agreement	Capital protection agreement	$0
Currency Contracts	Forward currency contracts	28,390	Forward currency contracts	$17,897
Equity Contracts	Variation margin receivable	13,962	Purchased options - zero strike calls	2,870

Total		$42,352		$20,767

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the period ended March 31, 2015.

The effect of Derivative Instruments on the Statement of Operations for the period ended March 31, 2015

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as	Investments and foreign		Purchased options -
hedging instruments	currency transactions	Futures contracts	zero strike calls	Total

Janus Preservation Series - Global
Currency Contracts	$8,087	$–	$–	$8,087
Equity Contracts	–	(212,951)	(47,032)	(259,983)

Total	$8,087	$(212,951)	$(47,032)	$(251,896)

28 | MARCH 31, 2015

Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income
	Investments, foreign
	currency translations and
Derivatives not accounted for as	non-interested Trustees’		Purchased options -
hedging instruments	deferred compensation	Futures contracts	zero strike calls	Total

Janus Preservation Series - Global
Capital Protection Agreement	$0	$–	$–	$0
Currency Contracts	10,493	–	–	10,493
Equity Contracts	–	(11,310)	23,974	12,664

Total	$10,493	$(11,310)	$23,974	$23,157

Please see the Fund’s Statement of Operations for the Fund’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

3.	Other Investments and Strategies

Additional Investment Risk
As with all investments, there are inherent risks when investing in the Fund. The Fund’s participation in the Capital Protection Agreement also subjects the Fund to certain risks not generally associated with equity funds, including, but not limited to, allocation risk, maximum settlement amount risk, turnover risk, liquidation risk, opportunity cost risk, capital protection termination risk, underperformance risk, and counterparty risk. For information relating to these and other risks of investing in the Fund, as well as other general information about the Fund, please refer to the Fund’s Prospectuses and Statement of Additional Information.

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. Redemptions, particularly a large redemption, may impact the allocation process, and the NAV of any share class may fall below its Protected NAV. If this happens, it is expected that the Fund will receive payment of the Settlement Amount from the Capital Protection Provider, if due, and liquidate as soon as possible following the event. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. As a result, financial markets in the EU have been subject to increased volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions.

Janus Investment Fund | 29

Notes to Financial Statements (unaudited) (continued)

Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties
Fund transactions involving a counterparty, such as the Capital Protection Provider, are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A shareholder’s ability to receive the Protected NAV from the Fund is dependent on the Fund’s ability to collect any settlement from the Capital Protection Provider pursuant to the terms of the Capital Protection Agreement or from BNP Paribas, the parent company of the Capital Protection Provider (the “Parent Guarantor”), under a separate parent guaranty. As such, the Fund’s ability to benefit from the Protection may depend on the Capital Protection Provider’s, as well as its parent company’s, financial condition. As an added measure of protection, the Parent Guarantor has issued an absolute, irrevocable and continuing guaranty pursuant to which it guarantees any and all financial obligations of the Capital Protection Provider under the Capital Protection Agreement. There is, however, a risk that the Capital Protection Provider’s parent company may not fulfill its obligations under the guaranty it has issued. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the “Offsetting Assets and Liabilities” section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties. Under the terms of the Capital Protection Agreement, the Protected NAV of each share class will be reduced by any reductions in the NAV per share resulting from such events as, but not limited to, (i) the bankruptcy, insolvency, reorganization or default of a contractual counterparty of the Fund, including counterparties to derivatives transactions, and entities that hold cash or other assets of the Fund; (ii) any trade or pricing error of the Fund; and (iii) any realized or unrealized losses on any investment of the Fund in money market funds.

Offsetting Assets and Liabilities
The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Fund does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following tables present gross amounts of recognized assets and liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see either the “Fair Value of Derivative Instruments as of March 31, 2015” table located in Note 2 of these Notes to Financial Statements and/or the Fund’s Schedule of Investments.

30 | MARCH 31, 2015

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
Counterparty	of Recognized Assets	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount

Bank of America	$2,925	$(493)	$–	$2,432
Credit Suisse International	19,226	(17,039)	–	2,187
HSBC Securities (USA), Inc.	6,057	–	–	6,057
JPMorgan Chase & Co.	182	–	–	182

Total	$28,390	$(17,532)	$–	$10,858

Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts
Counterparty	of Recognized Liabilities	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount

Bank of America	$493	$(493)	$–	$–
BNP Paribas	2,870	–	–	2,870
Credit Suisse International	17,039	(17,039)	–	–
RBC Capital Markets Corp.	365	–	–	365

Total	$20,767	$(17,532)	$–	$3,235

(a)	Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.
(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

The Fund does not exchange collateral on its forward currency contracts with its counterparties; however, the Fund will segregate cash or high-grade securities in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. Such segregated assets, if with the Fund’s custodian, are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their market value equals or exceeds the current market value of the Fund’s corresponding forward currency contracts.

The Fund may require the counterparty to pledge securities as collateral daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized gain on OTC derivative contracts with a particular counterparty. The Fund may deposit cash as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. The collateral amounts are subject to minimum exposure requirements and initial margin requirements. Collateral amounts are monitored and subsequently adjusted up or down as valuations fluctuate by at least the minimum exposure requirement. Collateral may reduce the risk of loss.

Real Estate Investing
The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions
Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Sovereign Debt
The Fund may invest in U.S. and foreign government debt securities (“sovereign debt”). Investments in U.S. sovereign debt are considered low risk. However, investments in non-U.S. sovereign debt can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political

Janus Investment Fund | 31

Notes to Financial Statements (unaudited) (continued)

constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

	Average Daily	Contractual
	Net Assets	Investment
Fund	of the Fund	Advisory Fee (%)

Janus Preservation Series - Global	All Asset Levels	0.64

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee and the capital protection fee, but excluding the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the transfer agency agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate shown below. Janus Capital has agreed to continue the waiver until at least February 1, 2016.

	New Expense Limit (%)	Previous Expense
	(February 1, 2015	Limit (%) (until
Fund	to present)	February 1, 2015)

Janus Preservation Series - Global	1.67-1.82*	1.60-1.75*

*	Varies based on the amount of the Capital Protection Fee.

If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the transfer agency agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

32 | MARCH 31, 2015

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares, and receives reimbursement for its out-of-pocket costs on all other share classes. Included in out-of-pocket expenses are the expenses Janus Services incurs for serving as transfer agent and providing servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). The Fund also pays for salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. Some expenses related to compensation payable to the Fund’s Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $307,757 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended March 31, 2015. The Fund’s portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of March 31, 2015 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended March 31, 2015 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $135,000 were paid by the Trust to a Trustee under the Deferred Plan during the period ended March 31, 2015.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep

Janus Investment Fund | 33

Notes to Financial Statements (unaudited) (continued)

program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Fund’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2015 can be found in a table located in the Notes to Schedule of Investments and Other Information.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the period ended March 31, 2015, Janus Distributors retained the following upfront sales charges:

Upfront
Fund (Class A Shares)	Sales Charge

Janus Preservation Series - Global	$4

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the period ended March 31, 2015.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended March 31, 2015, redeeming shareholders of Class C Shares paid the following CDSCs:

Fund (Class C Shares)	CDSC

Janus Preservation Series - Global	$22

As of March 31, 2015, shares of the Fund were owned by Janus Capital and/or other funds advised by Janus Capital, as indicated in the table below:

	% of Class	% of Fund
Fund	Owned	Owned

Janus Preservation Series - Global - Class A Shares	65%	13%
Janus Preservation Series - Global - Class C Shares	74	13
Janus Preservation Series - Global - Class D Shares	62	13
Janus Preservation Series - Global - Class I Shares	81	13
Janus Preservation Series - Global - Class S Shares	100	13
Janus Preservation Series - Global - Class T Shares	92	13

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets.

5.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2015 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments

34 | MARCH 31, 2015

are wash sale loss deferrals and investments in passive foreign investment companies.

				Net Tax
	Federal Tax	Unrealized	Unrealized	Appreciation/
Fund	Cost	Appreciation	(Depreciation)	(Depreciation)

Janus Preservation Series - Global	$14,361,230	$2,360,243	$(477,260)	$1,882,983

6.	Capital Share Transactions

For the period ended March 31 (unaudited)	Janus Preservation Series - Global
and the year ended September 30	2015	2014

Transactions in Fund Shares – Class A Shares:
Shares sold	8,900	20,948
Reinvested dividends and distributions	19,250	5,941
Shares repurchased	(26,905)	(32,560)
Net Increase/(Decrease) in Fund Shares	1,245	(5,671)
Shares Outstanding, Beginning of Period	267,340	273,011
Shares Outstanding, End of Period	268,585	267,340
Transactions in Fund Shares – Class C Shares:
Shares sold	14,364	19,212
Reinvested dividends and distributions	15,762	4,416
Shares repurchased	(9,720)	(8,424)
Net Increase/(Decrease) in Fund Shares	20,406	15,204
Shares Outstanding, Beginning of Period	214,022	198,818
Shares Outstanding, End of Period	234,428	214,022
Transactions in Fund Shares – Class D Shares:
Shares sold	12,254	83,206
Reinvested dividends and distributions	18,945	4,530
Shares repurchased	(15,562)	(35,258)
Net Increase/(Decrease) in Fund Shares	15,637	52,478
Shares Outstanding, Beginning of Period	261,521	209,043
Shares Outstanding, End of Period	277,158	261,521
Transactions in Fund Shares – Class I Shares:
Shares sold	23,764	42,168
Reinvested dividends and distributions	12,680	3,915
Shares repurchased	(20,869)	(29,992)
Net Increase/(Decrease) in Fund Shares	15,575	16,091
Shares Outstanding, Beginning of Period	199,169	183,078
Shares Outstanding, End of Period	214,744	199,169
Transactions in Fund Shares – Class S Shares:
Shares sold	–	–
Reinvested dividends and distributions	11,830	3,398
Shares repurchased	–	–
Net Increase/(Decrease) in Fund Shares	11,830	3,398
Shares Outstanding, Beginning of Period	161,665	158,267
Shares Outstanding, End of Period	173,495	161,665

Janus Investment Fund | 35

Notes to Financial Statements (unaudited) (continued)

For the period ended March 31 (unaudited)	Janus Preservation Series - Global
and the year ended September 30	2015	2014

Transactions in Fund Shares – Class T Shares:
Shares sold	3,385	16,789
Reinvested dividends and distributions	12,822	3,595
Shares repurchased	(1,298)	(18,602)
Net Increase/(Decrease) in Fund Shares	14,909	1,782
Shares Outstanding, Beginning of Period	173,731	171,949
Shares Outstanding, End of Period	188,640	173,731

7.	Purchases and Sales of Investment Securities

For the period ended March 31, 2015, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

Janus Preservation Series - Global	$5,765,051	$7,624,910	$–	$–

8.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to March 31, 2015 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

36 | MARCH 31, 2015

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Annual Report of BNP Paribas Prime Brokerage, Inc.

Janus Investment Fund, on behalf of Janus Preservation Series – Global and Janus Preservation Series – Growth, will supply the most recent annual reports of the Capital Protection Provider (or any successor or substituted entity thereto), free of charge, upon a shareholder’s request by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 10, 2014, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2015 through January 1 or February 1, 2016, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services
The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the

Janus Investment Fund | 37

Additional Information (unaudited) (continued)

selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed institutional competitive advantages that should be able to provide superior investment management returns over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds
The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has improved: for the 36 months ended September 30, 2014, approximately 64% of the Funds were in the top two Lipper quartiles of performance, and for the 12 months ended September 30, 2014, approximately 57% of the Funds were in the top two Lipper quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

38 | MARCH 31, 2015

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

Value Funds

•	For Perkins International Value Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014.

•	For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

Mathematical Funds

•	For INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH International Managed Volatility Fund (formerly named INTECH International Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund), the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Janus Investment Fund | 39

Additional Information (unaudited) (continued)

•	For INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of under-performance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and in the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and that the performance trend was improving.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

40 | MARCH 31, 2015

•	For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s

Janus Investment Fund | 41

Additional Information (unaudited) (continued)

underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and its limited performance history.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory agreement(s).

Costs of Services Provided
The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the mean management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

In this regard, the independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 19% below the mean total expenses of their respective Lipper Expense Group peers and 29% below the mean total expenses for their Lipper Expense Universes; (3) management fees for the Funds, on average, were 15% below the mean management fees for their Expense Groups and 20% below the mean for their Expense Universes; and (4) Janus fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered how the total expenses for each share class of each Fund compared to the mean total expenses for its Lipper Expense Group peers and to mean total expenses for its Lipper Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than

42 | MARCH 31, 2015

management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) the average spread between management fees charged to the Funds and those charged to Janus Capital’s institutional accounts is reasonable relative to the average spreads seen in the industry; and (4) the retained fee margins implied by Janus Capital’s subadvised fees when compared to its mutual fund fees are reasonable relative to retained fee margins in the industry.

The Trustees considered the fees for each Fund for its fiscal year ended in 2013, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Bond Fund, the Trustees noted that although the Fund’s total expenses were equal to or below the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Janus Investment Fund | 43

Additional Information (unaudited) (continued)

Value Funds

•	For Perkins International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Mathematical Funds

•	For INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH International Managed Volatility Fund (formerly named INTECH International Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the

44 | MARCH 31, 2015

Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

Janus Investment Fund | 45

Additional Information (unaudited) (continued)

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that, although the Fund’s total expenses were above the peer group mean for its sole share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable limit.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

In this regard, the independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale
The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that their independent fee consultant had provided analysis of economies of scale during prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, the base contractual management fee rate paid by most of the Funds, before any adjustment for performance, if applicable, was below the mean contractual management fee rate of the Fund’s peer group identified by an independent data provider. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’

46 | MARCH 31, 2015

independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

In this regard, the independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, it could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital
The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

Janus Investment Fund | 47

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was March 31, 2015. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices.

When comparing the performance of the Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Fund invested in the index.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will

48 | MARCH 31, 2015

notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or

Janus Investment Fund | 49

Useful Information About Your Fund Report (unaudited) (continued)

investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

50 | MARCH 31, 2015

Notes

Janus Investment Fund | 51

Notes

52 | MARCH 31, 2015

Notes

Janus Investment Fund | 53

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC.

Funds distributed by Janus Distributors LLC

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-0515-87359	125-24-93051 05-15

semiannual report
March 31, 2015

Perkins International Value Fund

Janus Investment Fund

highlights

•	Portfolio management perspective
•	Investment strategy behind your fund
•	Fund performance, characteristics and holdings

            Perkins International Value Fund

Perkins International Value Fund (unaudited)

FUND SNAPSHOT
We believe in the timeless adage of the “power of compounding” and reflect this in our focus on mitigating losses in difficult markets. We invest in securities we believe have favorable reward-to-risk ratios by focusing first on rigorous downside analysis prior to determining upside potential. We seek to outperform both our benchmark and peers over a full market cycle by building diversified portfolios of what we believe to be high-quality, undervalued stocks.
Tadd Chessen co-portfolio manager	Christian Kirtley co-portfolio manager	Gregory Kolb co-portfolio manager

PERFORMANCE OVERVIEW

Perkins International Value Fund’s Class I Shares returned -0.34% over the six-month period ended March 31, 2015, underperforming its primary benchmark, the MSCI EAFE Index, which returned 1.13% during the period. The Fund outperformed its secondary benchmark, the MSCI All Country World ex-U.S. Index, which returned -0.51% in the period. In an environment which we believe is short on bargains and long on risk, we have positioned the portfolio in such a manner that it can participate should further gains lie ahead, while at the same time attempts to limit our exposure to turbulence or outright drawdown should a more negative scenario unfold.

MARKET & ECONOMIC COMMENTARY

On a recent research trip to Japan, we were struck by one area of Prime Minister Shinzo Abe’s structural reform agenda that seems to be making real, tangible progress: corporate governance. This appears to be a high priority for the government, with the ultimate goals of boosting industrial competitiveness and luring more Japanese investors to their own stock market, where allocations are low relative to other developed nations. The latest initiative, Japan’s first-ever “Corporate Governance Code,” which takes effect in June, urges companies to actively engage with their minority shareholders, take on at least two independent board directors (only 35% of listed firms meet this requirement), reconsider anti-takeover measures, and disclose annually the economic rationale behind their cross-shareholdings. On the last point in particular, we are hopeful that this disclosure and explanation requirement will encourage companies to liquidate shares where ownership rationale is questionable. Unwinding of cross-shareholdings should result in major improvements in capital efficiency and potentially lead to increased mergers and acquisitions activity. The new Corporate Governance Code complements two important governance-related initiatives introduced in 2014: the Stewardship Code, which urges institutional investors to engage with their portfolio companies; and the launch of a major new stock market index (the JPX-Nikkei 400, also known as the “shame index”), which emphasizes return on equity and governance factors in its weightings, in addition to market capitalization. Exclusion from this index has prompted several Japanese firms to boost shareholder returns for the first time. Importantly, the Abe administration has convinced the GPIF, the country’s leading public pension fund, to increasingly benchmark domestic equities with this benchmark rather than the Nikkei or TOPIX, so that the shame of being left out or receiving a low weighting is compounded by the prospect of capital outflows. While we have doubts about other elements of Abenomics, and whether it can put Japan on a sustainably better macroeconomic path, we do believe the corporate governance initiatives have the potential to unlock considerable corporate value over time.

Japan posted the best returns of the major global developed markets during the period, with the TOPIX Index returning 17% in yen and a little over 7% in U.S. dollars. The U.S. stock market also performed well, returning roughly 6% and continuing a rally that has now entered its seventh year. Europe’s STOXX 600 Index returned 17% in euros, as the European Central Bank’s introduction of its quantitative easing program and its impact on eurozone bond yields seemed to outweigh continued weak economic performance and the increasingly fractious relationship between Greece and the rest of the currency bloc. However, this strong performance in local terms was negated by weakness in the euro, with the STOXX slightly negative in U.S. dollars.

DETRACTORS FROM PERFORMANCE

Stock selection in consumer discretionary, telecommunication services and consumer staples hurt relative performance. From a country perspective, stock selection in Canada and Mexico detracted from relative performance. Our substantial cash holdings, which

Janus Investment Fund | 1

Perkins International Value Fund (unaudited)

averaged roughly 16% during the period, also detracted modestly from relative performance.

The largest individual detractor was Cenovus Energy, an integrated oil and gas company based in Canada. Formed in 2009 after splitting from Encana, the company has a strong production growth profile with low cost and long-lived oil sands reserves. Global oil and gas companies have suffered mightily in the face of the approximately 50% drop in global crude oil prices since mid-2014, and Cenovus has been no exception. During the period, management reduced its 2015 cash flow and capital expenditure guidance, now based on $50/barrel West Texas Intermediate. Cash flow is expected to be more than 50% below the levels Cenovus achieved in 2012 and 2013, making its cash flow-based debt metrics worse. Because of this and management’s desire to maintain an adequate capital buffer as it continues to invest in its long-lived assets, the company later announced an equity financing that is 8% to 9% dilutive. While this move caught us and the market by surprise (we do not believe they needed it), we continue to see a good risk-reward ratio in the company’s world-class asset base.

Another leading detractor, America Movil, is one of the world’s largest integrated telecommunications companies with over 368 million access lines in 25 countries, principally in Latin America. The shares underperformed in the period on the back of the announcement that AT&T will acquire Nextel’s Mexican business, which was near bankruptcy. While AT&T had already signaled its ambition to compete with America Movil in Mexico (through its earlier acquisition of a 50% stake in Iusacell), AT&T’s purchase of the Nextel assets could mean that America Movil has a harder time receiving fair value for the disposal of a portion of its own Mexican asset base (which it is doing to appease regulators). The significant weakening of the Mexican peso during the period, which fell more than 10% against the U.S. dollar, also negatively impacted performance. On the positive side, America Movil announced a larger-than-expected regular dividend, an additional special dividend, and a buyback program, which taken together will return approximately 7% of the company’s market value to shareholders.

Rounding out the leading detractors was Royal Dutch Shell, an oil and gas super-major based in the UK. Following a series of operational missteps over the past few years that allowed us to build a large position on attractive terms, new CEO Ben van Beurden appears to be setting the company on a better path by streamlining the asset base and lowering overall capital intensity. During the first quarter of 2015, the company reported weak operating results as lower commodity prices and higher exploration expenses weighed on profits. The stock also reacted poorly to management’s decision to reinstate its scrip dividend program, in which shareholders may elect to receive additional shares in lieu of cash dividends. While the scrip program gives the company increased financial flexibility, investors were surprised by the announcement given the retirement of the previous scrip program in May 2014.

CONTRIBUTORS TO PERFORMANCE

Stock selection in financials, industrials, and materials contributed to relative performance. Stock selection in the UK also aided relative returns.

Individually, Nintendo led our contributors. The Japanese maker of gaming hardware and software outperformed significantly during the first quarter of 2015 after announcing a major strategic shift. After years of pursuing a console-based gaming strategy, which may be in structural decline due to the onset of smartphone-based games and apps, Nintendo announced a new partnership with DeNA (also of Japan) to develop new smartphone-based games based on its deep library of characters and content. We believe this is value-enhancing in that it allows Nintendo to monetize one of its most valuable assets – its intellectual property of characters such as Super Mario, Pokemon, Zelda, Donkey Kong, Sonic, etc. Although the magnitude and pace of this change have yet to be determined, and the shift will likely cannibalize Nintendo’s console business, we view the development favorably as the addressable market is multiples of the console market.

CK Hutchison Holdings, another top contributor, is a diversified conglomerate based in Hong Kong. The company has interests spanning property, retail, wireless telecommunications, container ports and energy, and is controlled by Li Ka-shing, a self-made multi-billionaire and one of the more astute capital allocators in the world. In January, Li Ka-shing announced that he would merge his two primary listed investment vehicles, Cheung Kong Holdings and Hutchison Whampoa, and then later spinoff all of the property assets into a separate vehicle. The market celebrated this decision as it makes the various components easier to value and thus reduces the “double discount” that the previous structure engendered.

Tesco, which also aided performance, is a grocery and general merchandise retailer based in the UK. For the past three years, Tesco has been in the process of fixing some long-standing problems in its core UK business, which represents the majority of its profits but has been contracting of late. 2014 proved to be an annus horribilis

2 | MARCH 31, 2015

(unaudited)

for Tesco, with multiple profit warnings, accounting irregularities, and ultimately, the firing of previous management. During the most recent quarter, however, some positives have begun to emerge. For the first time in many quarters, Tesco’s UK market share and sales data have begun to improve. Investors have some reason to hope this will continue as highly respected retailer Matt Davies (most recently CEO of Halfords) has been appointed to run the UK business. The company also announced a raft of cost savings measures and potential asset sales that should allow it to fund its turnaround internally, without issuing expensive equity.

PORTFOLIO POSITIONING & OUTLOOK

With global stock indices up strongly over the last six years and the U.S. Federal Reserve (Fed) potentially embarking on a monetary tightening cycle following years of ultra-accommodative policy, we believe the investment climate calls for caution. Tightening too soon potentially risks sending a deflationary impulse through the global economy at a time of already feeble growth. On the other hand, to not tighten means the Fed would have little ammunition to stimulate the economy the next time a recession strikes. (In the past, the U.S. has been able to cut rates to combat economic downturns.) It is a real conundrum for policy makers, and how they navigate this period will likely have ramifications for equity markets. At Perkins, we also worry about higher-than-average equity valuations almost everywhere, high corporate profit margins, ongoing dysfunction in the eurozone currency union, the effective tightening of monetary conditions in emerging markets due to the recent strengthening of the U.S. dollar, and geopolitical tensions in the Middle East and elsewhere, to name a few of the more visible risks.

We continue to hold significant stakes in European multinationals, stocks which typically exhibit stable cash flows that are relatively less economically sensitive than the broad market. Our exposure to Japan is lower than it was 12 to 18 months ago given trims after the strong run in many of our holdings. We remain very selective with our emerging market positions. Cash continues to run high due to a lack of bargain securities. In building the portfolio, we try to maintain the mindset that “things change” – including the global financial markets. As such, we are aiming to be prepared for whatever comes our way over the next few years.

Thank you for your investment and continued confidence in Perkins International Value Fund.

Janus Investment Fund | 3

Perkins International Value Fund (unaudited)

Perkins International Value Fund At A Glance

5 Top Performers – Holdings

Contribution

Nintendo Co., Ltd.	0.45%
CK Hutchison Holdings, Ltd.	0.44%
Tesco PLC	0.42%
Michael Page International PLC	0.31%
Sompo Japan Nipponkoa Holdings, Inc.	0.28%

5 Bottom Performers – Holdings

Contribution

Cenovus Energy, Inc.	–0.68%
America Movil SAB de CV – Series L	–0.61%
Royal Dutch Shell PLC – Class A	–0.51%
Orkla ASA	–0.33%
Stock Spirits Group PLC	–0.31%

5 Top Performers – Sectors*

		Fund Weighting	MSCI EAFE®
	Fund Contribution	(Average % of Equity)	Index Weighting

Financials	0.75%	4.51%	25.82%
Materials	0.61%	4.12%	7.58%
Industrials	0.58%	18.64%	12.54%
Information Technology	0.44%	2.71%	4.73%
Utilities	0.22%	1.37%	3.79%

5 Bottom Performers – Sectors*

		Fund Weighting	MSCI EAFE®
	Fund Contribution	(Average % of Equity)	Index Weighting

Consumer Discretionary	–1.31%	5.66%	12.38%
Telecommunication Services	–0.89%	10.83%	4.98%
Consumer Staples	–0.76%	18.54%	11.17%
Health Care	–0.33%	9.54%	11.20%
Energy	–0.31%	7.94%	5.81%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

4 | MARCH 31, 2015

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of March 31, 2015

Novartis AG Pharmaceuticals	2.9%
America Movil SAB de CV – Series L Wireless Telecommunication Services	2.7%
GlaxoSmithKline PLC Pharmaceuticals	2.7%
Danone SA Food Products	2.6%
G4S PLC Commercial Services & Supplies	2.5%

13.4%

Asset Allocation – (% of Net Assets)
As of March 31, 2015

Emerging markets comprised 6.8% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of March 31, 2015

As of September 30, 2014

Janus Investment Fund | 5

Perkins International Value Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended March 31, 2015				Expense Ratios – per the January 28, 2015 prospectuses
	Fiscal	One	Since	Total Annual Fund	Net Annual Fund
	Year-to-Date	Year	Inception*	Operating Expenses	Operating Expenses

Perkins International Value Fund – Class A Shares
NAV	–0.47%	–1.16%	7.36%	2.20%	1.24%
MOP	–6.22%	–6.83%	4.22%

Perkins International Value Fund – Class C Shares
NAV	–0.82%	–1.77%	6.54%	3.02%	1.99%
CDSC	–1.77%	–2.71%	6.54%

Perkins International Value Fund – Class D Shares(1)	–0.38%	–0.99%	7.48%	2.44%	1.17%

Perkins International Value Fund – Class I Shares	–0.34%	–0.86%	7.61%	2.14%	0.98%

Perkins International Value Fund – Class N Shares	–0.33%	–0.85%	7.65%	2.16%	0.99%

Perkins International Value Fund – Class S Shares	–0.53%	–1.30%	7.19%	2.49%	1.50%

Perkins International Value Fund – Class T Shares	–0.46%	–1.07%	7.40%	2.29%	1.23%

MSCI EAFE® Index	1.13%	–0.92%	8.18%

MSCI All Country World ex-U.S. IndexSM	–0.51%	–1.01%	5.67%

Morningstar Quartile – Class I Shares	–	1st	3rd

Morningstar Ranking – based on total return for Foreign Large Value Funds	–	55/364	192/364

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through February 1, 2016.

See important disclosures on the next page.

6 | MARCH 31, 2015

(unaudited)

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Foreign securities are subject to additional risks including currency fluctuations, political and economic uncertainty, increased volatility and differing financial and information reporting standards, all of which are magnified in emerging markets.

Holding a meaningful portion of assets in cash or cash equivalents may negatively affect performance.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Until three years from inception, Janus Capital may recover expenses previously waived or reimbursed if the expense ratio falls below certain limits.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2015 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*	The Fund’s inception date – April 1, 2013
(1)	Closed to new investors.

Janus Investment Fund | 7

Perkins International Value Fund (unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(10/1/14)	(3/31/15)	(10/1/14 - 3/31/15)†	(10/1/14)	(3/31/15)	(10/1/14 - 3/31/15)†	(10/1/14 - 3/31/15)

Class A Shares	$1,000.00	$995.30	$6.32	$1,000.00	$1,018.60	$6.39	1.27%

Class C Shares	$1,000.00	$991.80	$9.93	$1,000.00	$1,014.96	$10.05	2.00%

Class D Shares	$1,000.00	$996.20	$5.82	$1,000.00	$1,019.10	$5.89	1.17%

Class I Shares	$1,000.00	$996.60	$5.28	$1,000.00	$1,019.65	$5.34	1.06%

Class N Shares	$1,000.00	$996.70	$4.98	$1,000.00	$1,019.95	$5.04	1.00%

Class S Shares	$1,000.00	$994.70	$7.36	$1,000.00	$1,017.55	$7.44	1.48%

Class T Shares	$1,000.00	$995.40	$6.12	$1,000.00	$1,018.80	$6.19	1.23%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

8 | MARCH 31, 2015

Perkins International Value Fund

Schedule of Investments (unaudited)

As of March 31, 2015

Shares or Principal Amount		Value
Common Stocks – 84.6%
Aerospace & Defense – 3.8%
33,440	BAE Systems PLC	$259,227
14,222	Cobham PLC	64,115
2,191	Safran SA	153,098

		476,440
Air Freight & Logistics – 1.2%
1,024	Panalpina Welttransport Holding AG	149,427
Automobiles – 1.3%
1,024	Hyundai Motor Co.	155,458
Beverages – 2.9%
8,856	Diageo PLC	244,155
36,380	Stock Spirits Group PLC	111,536

		355,691
Chemicals – 1.9%
4,600	Nippon Fine Chemical Co., Ltd.	35,152
7,200	Nitto FC Co., Ltd.	46,643
4,606	Potash Corp. of Saskatchewan, Inc.	148,502

		230,297
Commercial Services & Supplies – 4.1%
69,762	G4S PLC	305,931
2,300	Secom Co., Ltd.	153,723
1,700	Secom Joshinetsu Co., Ltd.	44,645

		504,299
Communications Equipment – 0.4%
1,800	Icom, Inc.	43,218
Construction Materials – 1.9%
1,654	HeidelbergCement AG	131,206
1,472	Vicat	107,887

		239,093
Diversified Consumer Services – 0.2%
658	Daekyo Co., Ltd.	4,055
4,100	Shingakukai Co., Ltd.	18,319

		22,374
Diversified Financial Services – 1.2%
1,796	Deutsche Boerse AG	146,851
Diversified Telecommunication Services – 2.2%
54,000	Singapore Telecommunications, Ltd.	172,175
4,997	Telenor ASA	101,039

		273,214
Electrical Equipment – 2.1%
8,718	ABB, Ltd.*	185,026
6,300	Cosel Co., Ltd.	70,714

		255,740
Electronic Equipment, Instruments & Components – 0.2%
2,751	Kitagawa Industries Co., Ltd.	29,139
Food & Staples Retailing – 2.4%
82,273	Tesco PLC	294,391
Food Products – 8.1%
4,873	Danone SA	327,892
3,241	Nestle SA	244,769
29,132	Orkla ASA	220,471
5,087	Unilever NV	212,778

		1,005,910
Health Care Equipment & Supplies – 0.5%
150	Medikit Co., Ltd.	4,654
1,600	Nakanishi, Inc.	62,327

		66,981
Health Care Providers & Services – 0.8%
3,074	As One Corp.	93,140
Industrial Conglomerates – 1.2%
8,794	Smiths Group PLC	145,588
Insurance – 1.2%
4,700	Sompo Japan Nipponkoa Holdings, Inc.	146,177
Machinery – 0.6%
929	Pfeiffer Vacuum Technology AG	79,064
Marine – 1.1%
30,170	Irish Continental Group PLC	134,597
Media – 2.6%
6,099	Grupo Televisa SAB (ADR)*	201,328
15,507	UBM PLC	121,643

		322,971
Multi-Utilities – 1.2%
3,913	GDF Suez	77,417
4,241	Suez Environment Co.	72,816

		150,233
Oil, Gas & Consumable Fuels – 6.7%
7,244	BP PLC (ADR)	283,313
4,885	Canadian Natural Resources, Ltd.	149,744
8,630	Cenovus Energy, Inc.	145,491
8,443	Royal Dutch Shell PLC – Class A	250,882

		829,430
Personal Products – 0.6%
1,500	Pola Orbis Holdings, Inc.	79,636
Pharmaceuticals – 8.0%
14,744	GlaxoSmithKline PLC	337,590
3,592	Novartis AG	355,319
610	Roche Holding AG	168,255
1,354	Sanofi	133,216

		994,380
Professional Services – 2.2%
34,966	Michael Page International PLC	270,052
Real Estate Management & Development – 2.5%
6,058	Brookfield Real Estate Services, Inc.	67,163
12,000	CK Hutchison Holdings, Ltd.	245,503

		312,666
Software – 2.1%
5,597	Lectra	78,821
1,200	Nintendo Co., Ltd.	176,622

		255,443
Specialty Retail – 2.1%
5,202	Matas A/S	118,647
2,100	Nitori Holdings Co., Ltd.	142,483

		261,130
Technology Hardware, Storage & Peripherals – 1.0%
3,600	Canon, Inc.	127,326

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund | 9

Perkins International Value Fund

Schedule of Investments (unaudited)

As of March 31, 2015

Shares or Principal Amount		Value
Tobacco – 5.5%
6,513	Imperial Tobacco Group PLC	$285,872
1,773	KT&G Corp.	141,774
8,735	Swedish Match AB	257,061

		684,707
Trading Companies & Distributors – 0.2%
1,800	Kuroda Electric Co., Ltd.	28,831
Transportation Infrastructure – 3.1%
33,867	BBA Aviation PLC	168,880
155	Flughafen Zuerich AG	122,144
4,531	Hamburger Hafen und Logistik AG	95,202

		386,226
Wireless Telecommunication Services – 7.5%
330,681	America Movil SAB de CV – Series L	339,545
7,662	NTT DOCOMO, Inc.	133,143
7,703	Rogers Communications, Inc. – Class B	257,902
61,768	Vodafone Group PLC	201,833

		932,423

Total Common Stocks (cost $10,223,516)		10,482,543
Repurchase Agreements – 9.7%
$1,200,000	Undivided interest of 2% in a joint repurchase agreement (principal amount $50,000,000 with a maturity value of $50,000,111) with ING Financial Markets LLC, 0.0800%, dated 3/31/15, maturing 4/1/15 to be repurchased at $1,200,003 collateralized by $39,980,000 in U.S. Treasuries, 3.7500% – 4.2500%, 5/15/39 – 11/15/43, with a value of $51,005,640 (cost $1,200,000)	1,200,000

Total Investments (total cost $11,423,516) – 94.3%		11,682,543

Cash, Receivables and Other Assets, net of Liabilities – 5.7%		707,769

Net Assets – 100%		$12,390,312

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

United Kingdom	$3,345,008	28.6%
Japan	1,435,892	12.3
Switzerland	1,224,940	10.5
United States	1,200,000	10.3
France	951,147	8.1
Canada	768,802	6.6
Mexico	540,873	4.6
Germany	452,323	3.9
Norway	321,510	2.7
South Korea	301,287	2.6
Sweden	257,061	2.2
Hong Kong	245,503	2.1
Netherlands	212,778	1.8
Singapore	172,175	1.5
Ireland	134,597	1.2
Denmark	118,647	1.0

Total	$11,682,543	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10 | MARCH 31, 2015

Notes to Schedule of Investments and Other Information (unaudited)

MSCI All Country World ex-U.S. IndexSM	An unmanaged, free float-adjusted market capitalization weighted index composed of stocks of companies located in countries throughout the world, excluding the United States. It is designed to measure equity market performance in global developed and emerging markets outside the United States. The index includes reinvestment of dividends, net of foreign withholding taxes.

MSCI EAFE® Index	A free float-adjusted market capitalization weighted index designed to measure developed market equity performance. The MSCI EAFE® Index is composed of companies representative of the market structure of developed market countries. The index includes reinvestment of dividends, net of foreign withholding taxes.

ADR	American Depositary Receipt

LLC	Limited Liability Company

PLC	Public Limited Company

*	Non-income producing security.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2015. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of March 31, 2015)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Perkins International Value Fund
Assets
Investments in Securities:
Common Stocks
Aerospace & Defense	$–	$476,440	$–
Air Freight & Logistics	–	149,427	–
Automobiles	–	155,458	–
Beverages	–	355,691	–
Chemicals	148,502	81,795	–
Commercial Services & Supplies	–	504,299	–
Communications Equipment	–	43,218	–
Construction Materials	–	239,093	–
Diversified Consumer Services	–	22,374	–
Diversified Financial Services	–	146,851	–
Diversified Telecommunication Services	–	273,214	–
Electrical Equipment	–	255,740	–
Electronic Equipment, Instruments & Components	–	29,139	–
Food & Staples Retailing	–	294,391	–
Food Products	–	1,005,910	–
Health Care Equipment & Supplies	–	66,981	–
Health Care Providers & Services	–	93,140	–
Industrial Conglomerates	–	145,588	–
Insurance	–	146,177	–
Machinery	–	79,064	–
Marine	–	134,597	–
Media	201,328	121,643	–
Multi-Utilities	–	150,233	–
Oil, Gas & Consumable Fuels	578,548	250,882	–
Personal Products	–	79,636	–
Pharmaceuticals	–	994,380	–
Professional Services	–	270,052	–
Real Estate Management & Development	67,163	245,503	–
Software	–	255,443	–
Specialty Retail	–	261,130	–
Technology Hardware, Storage & Peripherals	–	127,326	–
Tobacco	–	684,707	–
Trading Companies & Distributors	–	28,831	–
Transportation Infrastructure	–	386,226	–
Wireless Telecommunication Services	597,447	334,976	–

Repurchase Agreements	–	1,200,000	–

Total Assets	$1,592,988	$10,089,555	$–

Janus Investment Fund | 11

Statement of Assets and Liabilities

Perkins International
As of March 31, 2015 (unaudited)	Value Fund

Assets:
Investments, at cost(1)	$11,423,516
Investments, at value	$10,482,543
Repurchase agreements, at value	1,200,000
Cash	732,312
Cash denominated in foreign currency(2)	1,947
Non-interested Trustees’ deferred compensation	244
Receivables:
Investments sold	21,434
Fund shares sold	230
Dividends	26,971
Foreign dividend tax reclaim	15,900
Due from adviser	19,408
Other assets	113
Total Assets	12,501,102
Liabilities:
Payables:
Investments purchased	50,845
Fund shares repurchased	12,400
Advisory fees	8,304
Fund administration fees	104
Transfer agent fees and expenses	2,449
12b-1 Distribution and shareholder servicing fees	312
Non-interested Trustees’ fees and expenses	72
Non-interested Trustees’ deferred compensation fees	244
Accrued expenses and other payables	36,060
Total Liabilities	110,790
Net Assets	$12,390,312

See footnotes at the end of the Statement.
See Notes to Financial Statements.

12 | MARCH 31, 2015

Perkins International
As of March 31, 2015 (unaudited)	Value Fund

Net Assets Consist of:
Capital (par value and paid-in surplus)	$12,165,751
Undistributed net investment income/(loss)	39,735
Undistributed net realized gain/(loss) from investments and foreign currency transactions	(72,964)
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	257,790
Total Net Assets	$12,390,312
Net Assets - Class A Shares	$233,662
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	21,488
Net Asset Value Per Share(3)	$10.87
Maximum Offering Price Per Share(4)	$11.53
Net Assets - Class C Shares	$249,864
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	23,096
Net Asset Value Per Share(3)	$10.82
Net Assets - Class D Shares	$2,653,252
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	244,534
Net Asset Value Per Share	$10.85
Net Assets - Class I Shares	$6,621,876
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	610,366
Net Asset Value Per Share	$10.85
Net Assets - Class N Shares	$1,517,382
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	139,721
Net Asset Value Per Share	$10.86
Net Assets - Class S Shares	$232,431
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	21,367
Net Asset Value Per Share	$10.88
Net Assets - Class T Shares	$881,845
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	81,277
Net Asset Value Per Share	$10.85

(1)	Includes cost of repurchase agreements of $1,200,000.
(2)	Includes cost of $1,947.
(3)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(4)	Maximum offering price is computed at 100/94.25 of net asset value.
See Notes to Financial Statements.

Janus Investment Fund | 13

Statement of Operations

Perkins International
For the period ended March 31, 2015 (unaudited)	Value Fund

Investment Income:
Interest	$449
Dividends	126,227
Other income	39
Foreign tax withheld	(10,201)
Total Investment Income	116,514
Expenses:
Advisory fees	47,465
12b-1 Distribution and shareholder servicing fees:
Class A Shares	285
Class C Shares	1,227
Class S Shares	283
Transfer agent administrative fees and expenses:
Class D Shares	1,296
Class S Shares	283
Class T Shares	1,003
Transfer agent networking and omnibus fees:
Class A Shares	23
Class C Shares	10
Class I Shares	2,510
Other transfer agent fees and expenses:
Class A Shares	22
Class C Shares	18
Class D Shares	750
Class I Shares	227
Class N Shares	112
Class T Shares	20
Registration fees	60,642
Custodian fees	3,556
Professional fees	19,995
Non-interested Trustees’ fees and expenses	133
Fund administration fees	489
Other expenses	3,451
Total Expenses	143,800
Less: Excess Expense Reimbursement	(77,588)
Net Expenses	66,212
Net Investment Income/(Loss)	50,302
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	(34,528)
Total Net Realized Gain/(Loss) on Investments	(34,528)
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(89,509)
Total Change in Unrealized Net Appreciation/Depreciation	(89,509)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(73,735)

See Notes to Financial Statements.

14 | MARCH 31, 2015

Statements of Changes in Net Assets

	Perkins International
	Value Fund
For the period ended March 31 (unaudited) and the year ended September 30	2015	2014

Operations:
Net investment income/(loss)	$50,302	$244,224
Net realized gain/(loss) on investments	(34,528)	330,004
Change in unrealized net appreciation/depreciation	(89,509)	(37,233)
Net Increase/(Decrease) in Net Assets Resulting from Operations	(73,735)	536,995
Dividends and Distributions to Shareholders:
Net Investment Income
Class A Shares	(4,238)	(1,050)
Class C Shares	(3,081)	–
Class D Shares	(39,851)	(9,902)
Class I Shares	(144,615)	(53,773)
Class N Shares	(28,807)	(7,593)
Class S Shares	(4,247)	(90)
Class T Shares	(14,338)	(3,741)
Net Realized Gain from Investment Transactions
Class A Shares	(5,707)	(1,983)
Class C Shares	(6,128)	(2,201)
Class D Shares	(51,367)	(11,255)
Class I Shares	(174,654)	(53,603)
Class N Shares	(34,715)	(7,748)
Class S Shares	(5,634)	(1,844)
Class T Shares	(18,384)	(5,341)
Net Decrease from Dividends and Distributions to Shareholders	(535,766)	(160,124)
Capital Share Transactions:
Shares Sold
Class A Shares	7,001	–
Class C Shares	1,507	40,001
Class D Shares	991,792	1,789,445
Class I Shares	75,025	5,082,931
Class N Shares	220,095	503,933
Class S Shares	20,000	–
Class T Shares	195,295	209,201
Reinvested Dividends and Distributions
Class A Shares	9,945	3,033
Class C Shares	9,209	2,201
Class D Shares	88,945	20,309
Class I Shares	319,269	104,591
Class N Shares	63,522	15,341
Class S Shares	9,881	1,934
Class T Shares	32,722	9,082
Shares Repurchased
Class A Shares	(1,564)	(296,976)
Class C Shares	(1,507)	(273,500)
Class D Shares	(656,993)	(935,629)
Class I Shares	(648,208)	(768,366)
Class N Shares	(73,067)	(19,825)
Class S Shares	–	(277,656)
Class T Shares	(49,264)	(488,793)
Net Increase/(Decrease) from Capital Share Transactions	613,605	4,721,257
Net Increase/(Decrease) in Net Assets	4,104	5,098,128
Net Assets:
Beginning of period	12,386,208	7,288,080
End of period	$12,390,312	$12,386,208

Undistributed Net Investment Income/(Loss)	$39,735	$228,610

See Notes to Financial Statements.

Janus Investment Fund | 15

Financial Highlights

Class A Shares

For a share outstanding during the period ended March 31, 2015 (unaudited) and each year or	Perkins International Value Fund
period ended September 30	2015	2014	2013(1)

Net Asset Value, Beginning of Period	$11.42	$10.98	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.04(2)	0.21(2)	0.10
Net gain/(loss) on investments (both realized and unrealized)	(0.11)	0.38	0.88
Total from Investment Operations	(0.07)	0.59	0.98
Less Distributions:
Dividends (from net investment income)	(0.20)	(0.05)	–
Distributions (from capital gains)	(0.28)	(0.10)	–
Total Distributions	(0.48)	(0.15)	–
Net Asset Value, End of Period	$10.87	$11.42	$10.98
Total Return*	(0.47)%	5.45%	9.80%
Net Assets, End of Period (in thousands)	$234	$229	$508
Average Net Assets for the Period (in thousands)	$229	$258	$460
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets**	2.62%	2.20%	12.52%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets**	1.27%	1.20%	1.36%
Ratio of Net Investment Income/(Loss) to Average Net Assets**	0.69%	1.80%	1.80%
Portfolio Turnover Rate	5%	37%	7%

Class C Shares

For a share outstanding during the period ended March 31, 2015 (unaudited) and each year or	Perkins International Value Fund
period ended September 30	2015	2014	2013(1)

Net Asset Value, Beginning of Period	$11.34	$10.94	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	–(2)(3)	0.12(2)	0.07
Net gain/(loss) on investments (both realized and unrealized)	(0.10)	0.38	0.87
Total from Investment Operations	(0.10)	0.50	0.94
Less Distributions:
Dividends (from net investment income)	(0.14)	–	–
Distributions (from capital gains)	(0.28)	(0.10)	–
Total Distributions	(0.42)	(0.10)	–
Net Asset Value, End of Period	$10.82	$11.34	$10.94
Total Return*	(0.82)%	4.59%	9.40%
Net Assets, End of Period (in thousands)	$250	$252	$469
Average Net Assets for the Period (in thousands)	$246	$277	$447
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets**	3.34%	3.02%	13.51%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets**	2.00%	2.00%	2.06%
Ratio of Net Investment Income/(Loss) to Average Net Assets**	(0.05)%	1.04%	1.14%
Portfolio Turnover Rate	5%	37%	7%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Period from April 1, 2013 (inception date) through September 30, 2013.
(2)	Per share amounts are calculated based on average shares outstanding during the year or period.
(3)	Less than $0.005 on a per share basis.

See Notes to Financial Statements.

16 | MARCH 31, 2015

Class D Shares

For a share outstanding during the period ended March 31, 2015 (unaudited) and each year or	Perkins International Value Fund
period ended September 30	2015	2014	2013(1)

Net Asset Value, Beginning of Period	$11.40	$10.98	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.04(2)	0.22(2)	0.06
Net gain/(loss) on investments (both realized and unrealized)	(0.10)	0.39	0.92
Total from Investment Operations	(0.06)	0.61	0.98
Less Distributions:
Dividends (from net investment income)	(0.21)	(0.09)	–
Distributions (from capital gains)	(0.28)	(0.10)	–
Total Distributions	(0.49)	(0.19)	–
Net Asset Value, End of Period	$10.85	$11.40	$10.98
Total Return*	(0.38)%	5.59%	9.80%
Net Assets, End of Period (in thousands)	$2,653	$2,346	$1,439
Average Net Assets for the Period (in thousands)	$2,165	$1,816	$931
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets**	2.36%	2.44%	11.24%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets**	1.17%	1.17%	1.16%
Ratio of Net Investment Income/(Loss) to Average Net Assets**	0.83%	1.92%	1.48%
Portfolio Turnover Rate	5%	37%	7%

Class I Shares

For a share outstanding during the period ended March 31, 2015 (unaudited) and each year or	Perkins International Value Fund
period ended September 30	2015	2014	2013(1)

Net Asset Value, Beginning of Period	$11.41	$11.00	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.05(2)	0.27(2)	0.03
Net gain/(loss) on investments (both realized and unrealized)	(0.10)	0.34	0.97
Total from Investment Operations	(0.05)	0.61	1.00
Less Distributions:
Dividends (from net investment income)	(0.23)	(0.10)	–
Distributions (from capital gains)	(0.28)	(0.10)	–
Total Distributions	(0.51)	(0.20)	–
Net Asset Value, End of Period	$10.85	$11.41	$11.00
Total Return*	(0.34)%	5.61%	10.00%
Net Assets, End of Period (in thousands)	$6,622	$7,239	$2,583
Average Net Assets for the Period (in thousands)	$6,806	$6,812	$967
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets**	2.38%	2.14%	6.34%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets**	1.06%	0.99%	0.92%
Ratio of Net Investment Income/(Loss) to Average Net Assets**	0.89%	2.34%	1.49%
Portfolio Turnover Rate	5%	37%	7%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Period from April 1, 2013 (inception date) through September 30, 2013.
(2)	Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund | 17

Financial Highlights  (continued)

Class N Shares

For a share outstanding during the period ended March 31, 2015 (unaudited) and each year or	Perkins International Value Fund
period ended September 30	2015	2014	2013(1)

Net Asset Value, Beginning of Period	$11.42	$11.00	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.05(2)	0.26(2)	0.08
Net gain/(loss) on investments (both realized and unrealized)	(0.10)	0.36	0.92
Total from Investment Operations	(0.05)	0.62	1.00
Less Distributions:
Dividends (from net investment income)	(0.23)	(0.10)	–
Distributions (from capital gains)	(0.28)	(0.10)	–
Total Distributions	(0.51)	(0.20)	–
Net Asset Value, End of Period	$10.86	$11.42	$11.00
Total Return*	(0.33)%	5.68%	10.00%
Net Assets, End of Period (in thousands)	$1,517	$1,375	$844
Average Net Assets for the Period (in thousands)	$1,421	$1,119	$595
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets**	2.35%	2.16%	11.22%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets**	1.00%	0.99%	1.02%
Ratio of Net Investment Income/(Loss) to Average Net Assets**	0.97%	2.23%	1.82%
Portfolio Turnover Rate	5%	37%	7%

Class S Shares

For a share outstanding during the period ended March 31, 2015 (unaudited) and each year or	Perkins International Value Fund
period ended September 30	2015	2014	2013(1)

Net Asset Value, Beginning of Period	$11.44	$10.97	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.03(2)	0.19(2)	0.10
Net gain/(loss) on investments (both realized and unrealized)	(0.10)	0.38	0.87
Total from Investment Operations	(0.07)	0.57	0.97
Less Distributions:
Dividends (from net investment income)	(0.21)	–(3)	–
Distributions (from capital gains)	(0.28)	(0.10)	–
Total Distributions	(0.49)	(0.10)	–
Net Asset Value, End of Period	$10.88	$11.44	$10.97
Total Return*	(0.53)%	5.27%	9.70%
Net Assets, End of Period (in thousands)	$232	$213	$473
Average Net Assets for the Period (in thousands)	$227	$240	$467
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets**	2.83%	2.49%	13.17%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets**	1.48%	1.34%	1.56%
Ratio of Net Investment Income/(Loss) to Average Net Assets**	0.48%	1.66%	1.65%
Portfolio Turnover Rate	5%	37%	7%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Period from April 1, 2013 (inception date) through September 30, 2013.
(2)	Per share amounts are calculated based on average shares outstanding during the year or period.
(3)	Less than $0.005 on a per share basis.

See Notes to Financial Statements.

18 | MARCH 31, 2015

Class T Shares

For a share outstanding during the period ended March 31, 2015 (unaudited) and each year or	Perkins International Value Fund
period ended September 30	2015	2014	2013(1)

Net Asset Value, Beginning of Period	$11.41	$10.99	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.04(2)	0.22(2)	0.07
Net gain/(loss) on investments (both realized and unrealized)	(0.10)	0.37	0.92
Total from Investment Operations	(0.06)	0.59	0.99
Less Distributions:
Dividends (from net investment income)	(0.22)	(0.07)	–
Distributions (from capital gains)	(0.28)	(0.10)	–
Total Distributions	(0.50)	(0.17)	–
Net Asset Value, End of Period	$10.85	$11.41	$10.99
Total Return*	(0.46)%	5.42%	9.90%
Net Assets, End of Period (in thousands)	$882	$733	$972
Average Net Assets for the Period (in thousands)	$805	$702	$762
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets**	2.63%	2.29%	11.54%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets**	1.23%	1.19%	1.27%
Ratio of Net Investment Income/(Loss) to Average Net Assets**	0.74%	1.89%	1.48%
Portfolio Turnover Rate	5%	37%	7%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Period from April 1, 2013 (inception date) through September 30, 2013.
(2)	Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund | 19

Notes to Financial Statements (unaudited)

1.	Organization and Significant Accounting Policies

Perkins International Value Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-seven funds which include multiple series of shares, with differing investment objectives and policies. The Fund invests primarily in equity securities. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans. Class N Shares also are available to Janus proprietary products.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be valued on an amortized cost basis. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in

20 | MARCH 31, 2015

good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary
Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2015 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net

Janus Investment Fund | 21

Notes to Financial Statements (unaudited) (continued)

assets represented by each class as a percentage of total net assets.

Expenses
The Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Fund. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications
In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations
The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions
The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2.	Other Investments and Strategies

Additional Investment Risk
The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets,

22 | MARCH 31, 2015

and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. As a result, financial markets in the EU have been subject to increased volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties
Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the “Offsetting Assets and Liabilities” section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing
The Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits,

Janus Investment Fund | 23

Notes to Financial Statements (unaudited) (continued)

seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance.

Offsetting Assets and Liabilities
The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Fund does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following table presents gross amounts of recognized assets and liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
Counterparty	of Recognized Assets	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount

ING Financial Markets LLC	$1,200,000	$–	$(1,200,000)	$–

(a)	Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.
(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

All repurchase agreements are transacted under legally enforceable master repurchase agreements that give the Fund, in the event of default by the counterparty, the right to liquidate securities held and to offset receivables and payables with the counterparty. Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest.

Real Estate Investing
The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Repurchase Agreements
The Fund and other funds advised by Janus Capital or its affiliates may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in

24 | MARCH 31, 2015

satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

3.	Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

	Average Daily
	Net Assets	Contractual Investment
Fund	of the Fund	Advisory Fee (%)

Perkins International Value Fund	All Asset Levels	0.80

Perkins Investment Management LLC (“Perkins”) serves as subadviser to the Fund. Perkins (together with its predecessors), has been in the investment management business since 1984 and provides day-to-day management of the Fund’s portfolio operations subject to the general oversight of Janus Capital. Janus Capital owns 100% of Perkins.

Janus Capital pays Perkins a subadvisory fee equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (net of any fee waivers and expense reimbursements).

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the transfer agency agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate shown below. Janus Capital has agreed to continue the waiver until at least February 1, 2016.

Expense
Fund	Limit (%)

Perkins International Value Fund	0.98

If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

For a period of three years subsequent to the Fund’s commencement of operations, Janus Capital may recover from the Fund fees and expenses previously waived or reimbursed, which could then be considered a deferral, if the Fund’s expense ratio, including recovered expenses, falls below the expense limit. If applicable, this amount is disclosed as “Recoupment expense” on the Statement of Operations. During the period ended March 31, 2015, Janus Capital reimbursed the Fund $77,588 of fees and expenses that are eligible for recoupment. As of March 31, 2015, the aggregate amount of recoupment that may potentially be made to Janus Capital is $429,040. The recoupment of such reimbursements expires April 1, 2016.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the transfer agency agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also

Janus Investment Fund | 25

Notes to Financial Statements (unaudited) (continued)

pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares, and receives reimbursement for its out-of-pocket costs on all other share classes. Included in out-of-pocket expenses are the expenses Janus Services incurs for serving as transfer agent and providing servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). The Fund also pays for salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or the subadviser) provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. Some expenses related to compensation payable to the Fund’s Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $307,757 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended March 31, 2015. The Fund’s portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of March 31, 2015 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended March 31, 2015 are included in “Non-interested Trustees’ fees and

26 | MARCH 31, 2015

expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $135,000 were paid by the Trust to a Trustee under the Deferred Plan during the period ended March 31, 2015.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. There were no upfront sales charges retained by Janus Distributors during the period ended March 31, 2015.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the period ended March 31, 2015.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class C Shares during the period ended March 31, 2015.

As of March 31, 2015, shares of the Fund were owned by Janus Capital and/or other funds advised by Janus Capital, as indicated in the table below:

	% of Class	% of Fund
Fund	Owned	Owned

Perkins International Value Fund - Class A Shares	81%	2%
Perkins International Value Fund - Class C Shares	84	2
Perkins International Value Fund - Class D Shares	–	–
Perkins International Value Fund - Class I Shares	–	–
Perkins International Value Fund - Class N Shares	33	4
Perkins International Value Fund - Class S Shares	91	2
Perkins International Value Fund - Class T Shares	–	–

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets.

4.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2015 are noted below.

Janus Investment Fund | 27

Notes to Financial Statements (unaudited) (continued)

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in passive foreign investment companies.

				Net Tax
	Federal Tax	Unrealized	Unrealized	Appreciation/
Fund	Cost	Appreciation	(Depreciation)	(Depreciation)

Perkins International Value Fund	$11,471,323	$923,333	$(712,113)	$211,220

5.	Capital Share Transactions

	Perkins International
For the period ended March 31 (unaudited)	Value Fund
and the year ended September 30	2015	2014

Transactions in Fund Shares – Class A Shares:
Shares sold	626	–
Reinvested dividends and distributions	945	274
Shares repurchased	(149)	(26,445)
Net Increase/(Decrease) in Fund Shares	1,422	(26,171)
Shares Outstanding, Beginning of Period	20,066	46,237
Shares Outstanding, End of Period	21,488	20,066
Transactions in Fund Shares – Class C Shares:
Shares sold	143	3,604
Reinvested dividends and distributions	878	199
Shares repurchased	(144)	(24,441)
Net Increase/(Decrease) in Fund Shares	877	(20,638)
Shares Outstanding, Beginning of Period	22,219	42,857
Shares Outstanding, End of Period	23,096	22,219
Transactions in Fund Shares – Class D Shares:
Shares sold	90,829	154,859
Reinvested dividends and distributions	8,479	1,841
Shares repurchased	(60,484)	(81,967)
Net Increase/(Decrease) in Fund Shares	38,824	74,733
Shares Outstanding, Beginning of Period	205,710	130,977
Shares Outstanding, End of Period	244,534	205,710
Transactions in Fund Shares – Class I Shares:
Shares sold	6,993	457,205
Reinvested dividends and distributions	30,436	9,482
Shares repurchased	(61,434)	(67,237)
Net Increase/(Decrease) in Fund Shares	(24,005)	399,450
Shares Outstanding, Beginning of Period	634,371	234,921
Shares Outstanding, End of Period	610,366	634,371
Transactions in Fund Shares – Class N Shares:
Shares sold	20,116	43,945
Reinvested dividends and distributions	6,050	1,390
Shares repurchased	(6,828)	(1,706)
Net Increase/(Decrease) in Fund Shares	19,338	43,629
Shares Outstanding, Beginning of Period	120,383	76,754
Shares Outstanding, End of Period	139,721	120,383

28 | MARCH 31, 2015

	Perkins International
For the period ended March 31 (unaudited)	Value Fund
and the year ended September 30	2015	2014

Transactions in Fund Shares – Class S Shares:
Shares sold	1,840	–
Reinvested dividends and distributions	939	175
Shares repurchased	–	(24,749)
Net Increase/(Decrease) in Fund Shares	2,779	(24,574)
Shares Outstanding, Beginning of Period	18,588	43,162
Shares Outstanding, End of Period	21,367	18,588
Transactions in Fund Shares – Class T Shares:
Shares sold	18,527	18,484
Reinvested dividends and distributions	3,116	823
Shares repurchased	(4,615)	(43,499)
Net Increase/(Decrease) in Fund Shares	17,028	(24,192)
Shares Outstanding, Beginning of Period	64,249	88,441
Shares Outstanding, End of Period	81,277	64,249

6.	Purchases and Sales of Investment Securities

For the period ended March 31, 2015, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

Perkins International Value Fund	$935,288	$488,533	$–	$–

7.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to March 31, 2015 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund | 29

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 10, 2014, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2015 through January 1 or February 1, 2016, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services
The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service

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providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed institutional competitive advantages that should be able to provide superior investment management returns over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds
The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has improved: for the 36 months ended September 30, 2014, approximately 64% of the Funds were in the top two Lipper quartiles of performance, and for the 12 months ended September 30, 2014, approximately 57% of the Funds were in the top two Lipper quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the

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Additional Information (unaudited) (continued)

second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

Value Funds

•	For Perkins International Value Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014.

•	For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

Mathematical Funds

•	For INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH International Managed Volatility Fund (formerly named INTECH International Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund), the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund), the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for

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the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of under-performance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and in the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and its limited performance history.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and that the performance trend was improving.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the second Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the first Lipper

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Additional Information (unaudited) (continued)

quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the first Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2014.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the third Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s

34 | MARCH 31, 2015

underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2014 and the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2014. The Trustees noted the reasons for the Fund’s underperformance and its limited performance history.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory agreement(s).

Costs of Services Provided
The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the mean management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

In this regard, the independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 19% below the mean total expenses of their respective Lipper Expense Group peers and 29% below the mean total expenses for their Lipper Expense Universes; (3) management fees for the Funds, on average, were 15% below the mean management fees for their Expense Groups and 20% below the mean for their Expense Universes; and (4) Janus fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered how the total expenses for each share class of each Fund compared to the mean total expenses for its Lipper Expense Group peers and to mean total expenses for its Lipper Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus

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Additional Information (unaudited) (continued)

Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) the average spread between management fees charged to the Funds and those charged to Janus Capital’s institutional accounts is reasonable relative to the average spreads seen in the industry; and (4) the retained fee margins implied by Janus Capital’s subadvised fees when compared to its mutual fund fees are reasonable relative to retained fee margins in the industry.

The Trustees considered the fees for each Fund for its fiscal year ended in 2013, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Bond Fund, the Trustees noted that although the Fund’s total expenses were equal to or below the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

•	For Perkins International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also

36 | MARCH 31, 2015

noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Mathematical Funds

•	For INTECH Global Income Managed Volatility Fund (formerly named INTECH Global Dividend Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH International Managed Volatility Fund (formerly named INTECH International Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that

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Additional Information (unaudited) (continued)

Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that, although the Fund’s total expenses were above the peer group mean for its sole share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable limit.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

38 | MARCH 31, 2015

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

In this regard, the independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale
The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that their independent fee consultant had provided analysis of economies of scale during prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, the base contractual management fee rate paid by most of the Funds, before any adjustment for performance, if applicable, was below the mean contractual management fee rate of the Fund’s peer group identified by an independent data provider. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

In this regard, the independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, it could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief

Janus Investment Fund | 39

Additional Information (unaudited) (continued)

that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital
The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

40 | MARCH 31, 2015

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was March 31, 2015. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices.

When comparing the performance of the Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Fund invested in the index.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will

Janus Investment Fund | 41

Useful Information About Your Fund Report (unaudited) (continued)

notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or

42 | MARCH 31, 2015

investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund | 43

Notes

44 | MARCH 31, 2015

Notes

Janus Investment Fund | 45

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC.

Funds distributed by Janus Distributors LLC

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-0515-87465	125-24-93058 05-15

Item 2 —	Code of Ethics Not applicable to semiannual reports.

Item 3 —	Audit Committee Financial Expert Not applicable to semiannual reports.

Item 4 —	Principal Accountant Fees and Services Not applicable to semiannual reports.

Item 5 —	Audit Committee of Listed Registrants Not applicable.

Item 6 —	Investments
(a)	Schedule of Investments is contained in the Reports to Shareholders included under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7 —	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies Not applicable to this Registrant.

Item 8 —	Portfolio Managers of Closed-End Management Investment Companies Not applicable to this Registrant.

Item 9 —	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers Not applicable to this Registrant.

Item 10 —	Submission of Matters to a Vote of Security Holders There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11 —	Controls and Procedures
(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12 —	Exhibits
(a)(1)	Not applicable because the Registrant has posted its Code of Ethics (as defined in Item 2(b) of Form N-CSR) on its website pursuant to paragraph (f)(2) of Item 2 of Form N-CSR.

(a)(2)	Separate certifications for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required under Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached as Ex99.CERT.

(a)(3)	Not applicable to this Registrant.

(b)	A certification for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, is attached as Ex99.906CERT.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Janus Investment Fund
By:	/s/ Bruce Koepfgen
Bruce Koepfgen,
President and Chief Executive Officer of Janus Investment Fund (Principal Executive Officer)

Date: May 29, 2015
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Bruce Koepfgen
Bruce Koepfgen,
President and Chief Executive Officer of Janus Investment Fund (Principal Executive Officer)

Date: May 29, 2015

By:	/s/ Jesper Nergaard
Jesper Nergaard,
Vice President, Chief Financial Officer, Treasurer and Principal Accounting Officer of Janus Investment Fund (Principal Accounting Officer and Principal Financial Officer)

Date: May 29, 2015